UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06722

FORWARD FUNDS

(Exact name of registrant as specified in charter)

101 California Street, 16th Floor

San Francisco, CA 94111

(Address of principal executive offices) (Zip code)

J. Alan Reid, Jr., President

Forward Funds

101 California Street, 16th Floor

San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: (800) 999-6809

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1 - Reports to Stockholders.

The following are copies of the reports transmitted to shareholders of the Forward Commodity Long/Short Strategy Fund, Forward Credit Analysis Long/Short Fund, Forward Dynamic Income Fund, Forward EM Corporate Debt Fund, Forward Emerging Markets Fund, Forward Endurance Long/Short Fund, Forward Frontier Strategy Fund, Forward Global Dividend Fund, Forward Global Infrastructure Fund, Forward High Yield Bond Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward International Small Companies Fund, Forward Investment Grade Fixed-Income Fund, Forward Managed Futures Strategy Fund, Forward Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select EM Dividend Fund, Forward Select Income Fund, Forward Select Opportunity Fund, Forward Small Cap Equity Fund, Forward Tactical Enhanced Fund, Forward Tactical Growth Fund, Forward Total MarketPlus Fund, Forward U.S. Government Money Fund, Forward Balanced Allocation Fund, Forward Growth & Income Allocation Fund, Forward Growth Allocation Fund, Forward Income & Growth Allocation Fund, Forward Income Builder Fund and Forward Multi-Strategy Fund (collectively, the “Funds”), each a series of the registrant, pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

Annual Report December 31, 2013

Forward Credit Analysis Long/Short Fund

Forward Dynamic Income Fund

Forward EM Corporate Debt Fund

Forward Emerging Markets Fund

Forward Endurance Long/Short Fund

Forward Global Dividend Fund

Forward International Dividend Fund

Forward International Small Companies Fund

Forward Select EM Dividend Fund

Forward Small Cap Equity Fund

Forward Tactical Enhanced Fund

Forward Tactical Growth Fund

Forward Commodity Long/Short Strategy Fund

Forward Managed Futures Strategy Fund

FORWARD FUNDS:	Table of Contents

Forward Funds are distributed by Forward Securities, LLC

101 California Street, 16th Floor, San Francisco, California 94111

The report has been prepared for the general information of Forward Funds’ shareholders. It is not authorized for distribution to prospective investors unless accompanied or proceeded by a current Forward Funds’ Prospectus, which contains more complete information about Forward Funds’ investment policies, management fees and expenses. Investors are reminded to read the Prospectus before investing or sending money.

December 31, 2013

1

Shareholder Update	December 31, 2013

A MESSAGE FROM:	J. Alan Reid, Jr. Chief Executive Officer

Dear Shareholder:

During the last five years, Forward has focused on creating outcome-oriented strategies that seek to help investors build more resilient portfolios in the face of challenging times. We believe that investors need to diversify among non-correlated asset classes, seek to dampen the effects of market volatility and better target sources of growth and income. We have responded by developing funds designed to address these and other specific investment objectives.

Funds like Forward Income Builder Fund and Forward Multi-Strategy Fund are examples of our problem-solving orientation. Besides offering built-in diversification, these funds are managed using volatility targeting to determine the optimal asset allocations. This enables us to seek to pursue enhanced returns when market volatility is low, and focus on dampening portfolio volatility when markets are roiled. In addition, our allocation funds use a gross domestic product weighting rather than a market capitalization index weighting, which gives these funds a larger exposure to emerging markets, as we seek to target faster-growing economies that may offer better returns.

We know investors will always need ways to diversify effectively. And for investors to build resilient portfolios in today’s market environment, they need strategies that are designed to serve specific portfolio objectives:

Find alternative income sources. We are mindful of a shift into a bear market for bonds (see our white paper, The 5% Problem: Double Jeopardy for Traditional Bond Investors), and we have a variety of strategies that seek to generate income as a substantial component of their total return. Forward Select Income Fund has an almost 13-year track record of solid performance and income—the fund’s Class A shares (without sales load) returned 4.26% for the year and had a current yield of 6.33% and a 30-day SEC yield of 6.03% as of year-end.1 Building on the success of Forward Select Income Fund, we recently launched Forward Select Opportunity Fund, which applies the same investment philosophy to global opportunities in the preferred market and beyond. Other Forward Funds that address income objectives include our Dividend Signal strategy funds, which have been part of our fund family for more than five years. Forward Global Dividend Fund and Forward International Dividend Fund were both standouts in 2013, with Class A (without sales load) and Investor Class share returns of 16.02% and 12.14%, respectively. The funds delivered current yields of 3.27% and 4.48% and 30-Day SEC yields of 2.19% and 3.42%, respectively.

Pursue selected pockets of opportunity. We believe that within the emerging markets (EM) there are sectors and niche areas with strong growth potential and a prime example is the frontier markets. In 2013, our Forward Frontier Strategy Fund’s Institutional Class shares were up 22.94% as of year-end. While the MSCI Emerging Markets Index ended the year down -2.27%, the performance of the frontier markets confirmed our belief that a wholesale dismissal of EM would be a mistake.

Diversify with specialized asset classes. Forward Commodity Long/Short Strategy Fund and Forward Managed Futures Strategy Fund showed strong performance compared to peers in 2013—with Institutional Share class returns of 9.36% and 3.14%, respectively. Both funds use systematic strategies designed to respond to global market trends, and are options for investors seeking to diversify their portfolios with the low-correlated returns of these asset classes. Our Forward Real Estate Long/Short Fund also delivered strong long-term performance with a 14-year track record. As of year-end, its Class A shares (without sales load) returned 2.30% and the fund had a three-year return of 8.28%, a five-year return of 20.19% and a since inception average annual return of 9.99%.

Provide stock portfolios with a defensive cushion. Forward Tactical Growth Fund was designed to provide downside portfolio preservation when it’s needed most. The strategy actively manages long and short equity market exposure in response to market signals. In 2013, the fund once again performed in line with expectations, delivering a 15.74% total return for Institutional Class shares while sidestepping the market’s steepest downdrafts. By its nature, this fund will never match or beat the S&P 500 Index in a strong bull phase, but it does seek to outperform the index over a market cycle.

As we begin 2014, we believe investors will need to continue to tap alternative sources of income, like dividend and real estate strategies. We also believe that EM and frontier markets will provide investors with opportunities for growth. And finally, we feel investors need to look to liquid alternative strategies for their potential to dampen portfolio volatility while generating low-correlation returns.

[1]

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2013	2

As you think about your investment goals, we hope you will look to Forward for new thinking and investment solutions designed to help meet your objectives for returns, income, global exposure and portfolio diversification. We also invite you to explore www.forwardinvesting.com/fwd-thinking, where we regularly post our latest research publications and webcasts on timely investment topics, and you can follow Forward on Twitter @fwdinv.

Thank you for your continued confidence and trust in us. We never forget that helping investors achieve their investment goals is what our business is really about, and we are privileged to be your partners in that effort.

Sincerely,

J. Alan Reid, Jr.

Chief Executive Officer

Forward

RISKS

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

Each allocation fund is a fund of funds, which invest in a mix of underlying Forward Funds. Shareholders of an allocation fund indirectly bear the expenses of the underlying funds. An allocation fund’s allocations may be changed at any time. Asset allocation does not assure profit or protect against risk. (Forward Income Builder Fund, Forward Multi-Strategy Fund)

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund. (Forward Credit Analysis Long/Short Fund, Forward International Dividend Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund, Forward Tactical Growth Fund)

Exposure to the commodities markets may subject a fund to greater volatility than investing in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as natural disasters and international economic, political and regulatory developments. (Forward Commodity Long/Short Strategy Fund, Forward Managed Futures Strategy Fund)

Concentration in a particular industry will involve a greater degree of risk than a more diversified portfolio. (Forward Real Estate Long/Short Fund, Forward Select Income Fund)

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations. (Forward Credit Analysis Long/Short Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund, Forward Tactical Growth Fund)

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested. (Forward Commodity Long/Short Strategy Fund, Forward Credit Analysis Long/Short Fund, Forward Frontier Strategy Fund, Forward Global Dividend Fund, Forward Income Builder Fund, Forward International Dividend Fund, Forward Managed Futures Strategy Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund, Forward Tactical Growth Fund)

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs. (Forward Commodity Long/Short Strategy Fund, Forward Income Builder Fund, Forward Managed Futures Strategy Fund, Forward Tactical Growth Fund)

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation. (Forward Credit Analysis Long/Short Fund, Forward Frontier Strategy Fund, Forward Global Dividend Fund, Forward Income Builder Fund, Forward International Dividend Fund, Forward Real Estate Long/Short Fund, Forward Select Opportunity Fund, Forward Tactical Growth Fund)

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk. (Forward Credit Analysis Long/Short Fund, Forward Income Builder Fund)

Mortgage and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial instruments. Mortgage-backed securities are subject to, among other things, prepayment and extension risks. (Forward Commodity Long/Short Strategy Fund, Forward Income Builder Fund, Forward Managed Futures Strategy Fund)

3	December 31, 2013

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio. (Forward Commodity Long/Short Strategy Fund, Forward Credit Analysis Long/Short Fund, Forward Frontier Strategy Fund, Forward Managed Futures Strategy Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund)

Investing in the real estate industry or in real estate-related securities involves the risks associated with direct ownership of real estate which include, among other things, changes in economic conditions (e.g., interest rates), the macro real estate development market, government intervention (e.g., property taxes) or environmental disasters. These risks may also affect the value of equities that service the real estate sector. (Forward Income Builder Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund)

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund. (Forward Credit Analysis Long/Short Fund, Forward Income Builder Fund, Forward Real Estate Long/Short Fund, Forward Tactical Growth Fund)

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies. (Forward Select Opportunity Fund)

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors. (Forward Commodity Long/Short Strategy Fund, Forward Credit Analysis Long/Short Fund, Forward Managed Futures Strategy Fund, Forward Multi-Strategy Fund, Forward Real Estate Long/Short Fund, Forward Tactical Growth Fund)

There is no guarantee the companies in our portfolio will continue to pay dividends. (Forward Global Dividend Fund, Forward International Dividend Fund, Forward Multi-Strategy Fund)

Diversification does not assure profit or protect against risk.

Prior to December 23, 2013, Forward Select Opportunity Fund was named Forward Select Income Opportunity Fund.

Forward Select Opportunity Fund was launched on July 31, 2013, and has a limited operating history.

Alan Reid is a registered representative of Forward Securities, LLC.

Forward Commodity Long/Short Strategy Fund seeks long-term total return.

Forward Credit Analysis Long/Short Fund seeks to maximize total return (capital appreciation and income).

Forward Frontier Strategy Fund seeks capital growth.

Forward Global Dividend Fund seeks to achieve high total return (capital appreciation and income).

Forward Income Builder Fund seeks high current income and some stability of principal.

Forward International Dividend Fund seeks to achieve high total return (capital appreciation and income).

Forward Managed Futures Strategy Fund seeks long-term total return.

Forward Multi-Strategy Fund seeks high potential capital appreciation.

Forward Real Estate Long/Short Fund seeks total return through a combination of high current income relative to equity investment alternatives, plus long-term growth of capital.

Forward Select Income Fund seeks high current income and potential for modest long-term growth of capital.

Forward Select Opportunity Fund seeks total return through current income and long-term capital appreciation.

Forward Tactical Growth Fund’s investment objective is to produce above-average, risk-adjusted returns, in any market environment, while exhibiting less downside volatility than the S&P 500 Index.

30-Day SEC Yield is based on a 30-day period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

Correlation is a statistical measure of how two securities move in relation to each other.

Forward’s Dividend Signal strategy is an approach that targets promising growth companies and high total return as well as stable income streams via stocks that have provided a regular dividend payout.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy.

Volatility is a statistical measure of the dispersion of returns for a given security or market index.

One cannot invest directly in an index.

December 31, 2013	4

Shareholder Update	December 31, 2013

A MESSAGE FROM:	Jim O’Donnell, CFA Chief Investment Officer

Dear Shareholder:

A relatively obscure French author once opined that “there are very few monsters who warrant the fear we have of them.” This observation certainly applies to investing. A case in point is the market’s current queasiness over rising interest rates and the Fed’s pending reduction of asset purchases from its quantitative easing program. While these “monsters” loom large in our minds, I wonder whether we make these perceived threats out to be bigger than they really are.

The adage that the market climbs a wall of worry may be a cliché, but it’s one that rings true. Since July of 2012, the interest rate on the 10-year U.S. Treasury note has more than doubled—from a low of 1.38% to a recent level hovering near 3%. Over the same period, the stock market (as measured by the S&P 500 Index) staged an impressive advance in excess of 32%. This past December when the Fed made the surprise announcement that it would taper its asset purchases (despite much anxiety expressed by a whole host of market participants), the market responded by staging a sharp rally into year-end.

These market responses may seem counterintuitive to wary investors who have grown accustomed to the Fed’s low interest rate environment. But as the year wore on, a clear economic recovery began to take shape around the globe. We believe that in all likelihood this broad global economic recovery will continue to slowly build momentum in the weeks and months to come.

Nevertheless, more than a few investors will still be haunted by a fear of rising interest rates. This fear is rooted in an economic theory that postulates that the value of a stock or bond investment is tied to the investment’s future cash flows discounted by an interest rate factor related to the current interest rate environment. The theory suggests that the higher the interest rate discount factor, the lower the value of the investment. In evaluating the threat of rising rates, it is important to take a step back and pose a simple question: how bad can it get? A sober assessment of the potential damage suggests that it is not an unquantifiable open-ended threat.

Prior to July 2011 (and the beginning of the Fed’s most recent episode of quantitative easing), interest rates on the 10-year Treasury note were range-bound between 2.5% on the low end and roughly 4% on the high end. We would suggest that this prior range is a reasonable expectation for the next several years. The economy is showing few signs of inflationary threats, and higher interest rates could have some self-moderating effect. When rates on the 10-year Treasury inch up above 3.5%, they will eventually drive up mortgage rates and slow housing demand to the point where it exerts a natural drag on economic growth—thereby reducing pressure for further interest rate hikes.

Over the past 200 years, long-term interest rates have rarely risen above 7%, and there have been long periods when rates ranged between 3% and 7%. In the next five to 10 years as the economy fully recovers, perhaps that historic interest-rate range may be a reasonable expectation. But in the interim, many pension plans may have a considerable appetite for Treasurys offering yields in excess of 4%. This, too, will serve to further mitigate against a rise in rates, as rising demand for government securities tends to drive up prices, which are inversely related to interest rates.

Despite the threat of rising rates, the S&P 500 spent much of 2013 moving from one new high to the next. It managed to close the year at an all-time peak and logged its fifth best total annual return since 1970. In fact, the S&P 500 delivered about triple the average annual return that investors have come to expect from stocks. While stocks may continue to post modest gains in the near term, we believe investors should not expect a repeat of the stellar returns we witnessed in 2013. The volatility experienced in 2013 was also well below the average volatility that investors should typically expect.

While S&P 500 stocks soared, many asset classes were cast aside during 2013. Investors showed diminished appetites for real estate, international and emerging markets, equity income and alternative strategies that failed to keep pace with the torrid advance of U.S. equities. But experience has shown that there is virtue in diversification, as it is highly unlikely that any one asset class will be a perennial winner. At this stage of the game, we believe that many of 2013’s underperforming asset classes are poised to outperform in 2014 and beyond.

5	December 31, 2013

As always, we remain committed to helping our shareholders attain true portfolio diversification and achieve their long-term financial goals. Our goals include providing the transparency investors need to make important investment decisions. I invite you to review this report and the performance of the Forward Funds in 2013, and thank you for your continued confidence in us.

Sincerely,

Jim O’Donnell, CFA

Chief Investment Officer

Forward

RISKS

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

Diversification does not assure profit or protect against risk.

10-Year Treasury is a debt obligation issued by the U.S. Treasury that has a term of more than one year, but not more than 10 years.

Quantitative easing refers to a form of monetary policy used to stimulate an economy where interest rates are either at, or close to, zero.

Range-bound is when a market, interest rate or the value of a particular stock, bond, commodity or currency moves within a relatively tight range for a certain period of time.

S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy. One cannot invest directly in an index.

Volatility is a statistical measure of the dispersion of returns for a given security or market index.

Jim O’Donnell has earned the right to use the Chartered Financial Analyst designation. CFA Institute marks are trademarks owned by the CFA Institute.

Forward Funds are distributed by Forward Securities, LLC.

Not FDIC Insured | No Bank Guarantee | May Lose Value

© 2014 Forward Management, LLC. All rights reserved.

The discussions concerning the funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect performance of the funds in the future, including the portfolio managers’ outlook regarding economic, market, political and other factors relevant to investment performance. These statements are based on the portfolio managers’ expectations concerning certain future events and their expected impact on the funds, and are current only through the date on the cover of this report. Forward-looking statements are inherently uncertain and are not intended to predict the future performance of the funds. Actual events may cause adjustments in the portfolio managers’ strategies from those currently expected to be employed, and the outlook of the portfolio managers is subject to change.

December 31, 2013	6

Fund Commentary and Performance (Unaudited)

Forward Credit Analysis Long/Short Fund

As of December 31, 2013

For the year ended December 31, 2013, Forward Credit Analysis Long/Short Fund’s Institutional Class shares returned -14.20%. The fund’s two benchmarks, the Barclays U.S. Municipal Bond Index and the Barclays U.S. Corporate High-Yield Bond Index, returned -2.55% and 7.44%, respectively.

Financial markets were characterized by a roller coaster of uncertainty and overreaction during 2013, driven by muddled messaging from policymakers across the globe. The year started off relatively calm as investors discounted negative fiscal policy developments—including Congress’s failure to reach a deal on sequestration at the end of 2012—and instead focused on the positive news out of the housing and labor markets. Risk assets hit new highs while Treasurys sold off across the curve due to signs of renewed momentum. In the second quarter, financial market conditions deteriorated as investors overreacted to signals by the Federal Reserve that it might begin to slow the pace of asset purchases sooner than markets had expected. This fueled a broad-based sell-off of fixed-income assets, undermining market liquidity and sending yields higher across the risk spectrum.

In the wake of a volatile summer sell-off, benchmark Treasury yields fell substantially in the third quarter after the Fed surprised markets by announcing it would be making no changes to its asset purchase program. Financial market volatility was subdued during the last quarter of the year despite a two-week government shutdown that brought the nation to the brink of default. Treasury yields remained range-bound and the S&P 500 Index continued to hit new all-time highs.

Municipal market yields rose across most maturities during the first half of the year in line with Treasurys and other fixed-income asset classes. Municipals exhibited additional weakness due to redemption-related selling pressures out of municipal mutual funds. The second half of the year was characterized by concerns surrounding Fed tapering of quantitative easing policies, along with negative credit headlines associated with Detroit’s bankruptcy filing and the fiscal health of the Commonwealth of Puerto Rico. These concerns led to outsized municipal mutual fund outflows during the year, primarily from high-yield and long-duration fund complexes. The outflows resulted in redemption-related selling pressures across the marketplace, and contributed to a drag on market liquidity.

The fund underperformed its benchmarks during 2013, driven by security selection among tobacco revenue-backed bonds despite the broader tobacco sector outperforming the general municipal market. Also, the fund’s allocation to Puerto Rico obligations detracted from performance. However, the fund completely exited these positions by November 1, 2013. An underweight allocation and security selection within the water and sewer sectors also detracted from performance, as the sector outperformed. An underweight exposure to general obligation (GO) bonds was negative for performance as GOs outperformed. An underweight exposure to U.S. duration helped boost performance as interest rates rose throughout the latter half of the year.

Pacific Investment Management Company (PIMCO) assumed portfolio management responsibility for the fund as of November 13, 2013, and certain exposures of the fund were modified at that time. In response to reductions in the liquidity of municipal markets and the prospects for rising interest rates, PIMCO has positioned the fund to increase credit quality and reduce high yield exposure.

7	December 31, 2013

Forward Credit Analysis Long/Short Fund

Asset Allocation as a Percentage of Net Assets

as of December 31, 2013

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2013	8

Forward Credit Analysis Long/Short Fund(b)

	1 Year	5 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2013
Investor Class	-14.42%	9.52%	4.94%	05/01/08
Institutional Class	-14.20%	9.90%	5.32%	05/01/08
Class A (load adjusted)(c)(d)	-19.49%	8.11%	-0.43%	12/29/06
Class A (without load)(d)(e)	-14.60%	9.41%	0.41%	12/29/06
Class C (with CDSC)(f)	-15.77%	N/A	4.43%	06/03/09
Class C (without CDSC)(g)	-14.98%	N/A	4.43%	06/03/09
Advisor Class(h)	-14.24%	N/A	1.77%	02/01/10

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Effective November 1, 2013, Cedar Ridge Partners, LLC (“Cedar Ridge”) resigned as sub-advisor of the Forward Credit Analysis Long/Short Fund and terminated its sub-advisory agreement with Forward Management. From November 1, 2013 to November 12, 2013 Forward Management was the sole advisor of the Fund. Effective November 13, 2013 the Fund is sub-advised solely by Pacific Investment Management Company LLC (“PIMCO”). Performance figures shown for periods before November 1, 2013, represent performance of Cedar Ridge under the previous investment strategy for the Fund. Prior to May 1, 2011 the Forward Credit Analysis Long/Short Fund was known as the Forward Long/Short Credit Analysis Fund.

(c) Includes the effect of the maximum 5.75% sales charge.

(d) Class A shares of the fund originally commenced operations on 12/29/06, were liquidated on 11/21/08, and were launched again on 09/01/10. The performance shown for any period beginning on or after 11/24/08 and lasting through 08/31/10 is that of the fund’s Investor Class shares adjusted to reflect the specific operating expenses applicable to Class A shares. The performance shown for any period beginning on or after 09/01/10 is that of the fund’s Class A shares.

(e) Excludes sales charge.

(f) Includes the 1.00% contingent deferred sales charge.

(g) Excludes the 1.00% contingent deferred sales charge.

(h) Prior to May 1, 2013, the Advisor Class was known as Class M.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

9	December 31, 2013

Fund Commentary and Performance (Unaudited)

Forward Dynamic Income Fund

As of December 31, 2013

From its inception on July 31, 2013, through December 31, 2013, Forward Dynamic Income Fund’s Institutional Class shares returned 3.25%. Its benchmark, which consists of 70% Barclays U.S. Intermediate Corporate Index and 30% Russell U.S. Large Cap High Dividend Yield Index, returned 3.00% for the same period.

The 10-year Treasury was trading around 2.60% when the fund was launched. By early September, anticipation of the Federal Reserve winding down its quantitative easing program drove bond prices down, pushing the 10-year Treasury yield up to the 3% yield mark, a level not reached since 2011. This time period proved to be a difficult time for equities and a particularly tough time for yield stocks. By the first week of September, the fund had declined 1.60% since its inception. By year-end, though, the fund recovered the loss and finished the year in positive territory at 3.25%.

Forward Dynamic Income Fund seeks to achieve its investment objective via two distinct strategies: dividend capture and tactical allocation. During the reporting period, the dividend capture sleeve contributed 3.12% to the fund’s return and the tactical sleeve contributed 0.13% to return.

The fund used E-mini S&P 500 Index futures to equitize between 0% and 25% of the total value of the fund and to hedge market risk. The timing of the purchase and sale of E-mini futures is dictated by Forward’s proprietary volatility breadth model. The fund used futures to decrease the transaction costs associated with equitization. The fund’s use of derivatives added modestly to performance for the year.

December 31, 2013	10

Forward Dynamic Income Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2013

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

11	December 31, 2013

Forward Dynamic Income Fund

	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2013
Institutional Class(b)	3.25%	07/31/13
Class A (load adjusted)(b)(c)	-2.89%	07/31/13
Class A (without load)(b)(d)	3.05%	07/31/13

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) “Since inception” performance is not annualized for a “since inception” period that is less than 1 year.

(c) Includes the effect of the maximum 5.75% sales charge.

(d) Excludes sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2013	12

Fund Commentary and Performance (Unaudited)

Forward EM Corporate Debt Fund

As of December 31, 2013

For the year ended December 31, 2013, Forward EM Corporate Debt Fund’s Institutional Class shares returned 0.92%. The Credit Suisse Emerging Market Corporate Bond Index, the fund’s benchmark, returned -1.19%.

Global corporate debt prices in 2013 were significantly affected by movements in Treasury interest rates and the shape of the yield curve, as well as the associated volatility in emerging market currencies. While longer-term U.S. Treasury interest rates rose during the year, short-term rates were relatively unchanged. Emerging currencies were mostly weaker versus the U.S. dollar, with most of the depreciation occurring after the U.S. Federal Reserve’s statements about a possible tapering in May. Currencies of countries with current account deficits, large funding needs and shrinking reserve levels, such as the Brazilian real and the Turkish lira, generally depreciated, whereas currencies of more fiscally sound countries, such as the South Korean won and Mexican peso, performed much better.

Most of the fund’s outperformance relative to its benchmark was due to the fund’s lower interest rate sensitivity, an overweight to intermediate maturity bonds, an overweighting of Argentine securities, not owning Venezuelan bonds and general credit selection. Certain high-yield corporate holdings in Brazil, Chile and Ukraine detracted from relative performance.

The fund’s emphasis on shorter-maturity, lower-quality bonds with less interest rate sensitivity contributed to relative performance. An overweight of government bonds, especially those of Argentina, and the debt of several African countries, also boosted returns. Favoring consumer and certain telecom and technology companies contributed meaningfully, as did underweighting energy and basic materials companies. Underweighting the financials and industrials sectors detracted from relative performance. The non-U.S. dollar currency exposure of the fund slightly detracted from performance during the year as the U.S. dollar generally appreciated versus emerging market currencies, especially against the fund’s largest currency holding, the Russian ruble.

From a country standpoint, the strongest relative contributor was a large underweight to Brazil, although security selection in Brazil detracted from performance. The Brazilian economy continues to languish and the government took actions perceived as detrimental to the market that hurt bond prices, especially in the utility and banking sectors. Additionally, market participants at the end of the fourth quarter began to price in a Brazilian sovereign ratings downgrade. Overweighting dollar bonds of Argentina, Colombia and Russia, as well as frontier countries such as Azerbaijan, Bolivia and Kazakhstan, contributed to relative performance. Favoring Nigerian naira-denominated bonds also aided performance.

Derivatives, primarily in the form of interest rate futures and currency swaps that are used to manage overall fund exposures, detracted from performance. The fund held credit linked notes and had a warrant position, which contributed to performance. Overall, the use of derivatives slightly detracted from fund performance.

13	December 31, 2013

Forward EM Corporate Debt Fund

Weightings by Region as a Percentage of Net Assets

as of December 31, 2013

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2013	14

Forward EM Corporate Debt Fund(b)

	1 Year	5 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2013
Investor Class	0.48%	7.15%	5.30%	10/05/07
Institutional Class	0.92%	7.54%	5.68%	10/05/07
Class C (with CDSC)(c)	-0.97%	6.60%	4.84%	10/05/07
Class C (without CDSC)(d)	-0.03%	6.60%	4.84%	10/05/07

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) As of February 14, 2011, the Forward EM Corporate Debt Fund replaced the sub-advisor, Pictet Asset Management SA with SW Asset Management, LLC. Prior to May 1, 2011 the Forward EM Corporate Debt Fund was known as the Forward International Fixed-Income Fund.

(c) Includes the 1.00% contingent deferred sales charge (“CDSC”).

(d) Excludes the 1.00% contingent deferred sales charge (“CDSC”).

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

15	December 31, 2013

Fund Commentary and Performance (Unaudited)

Forward Emerging Markets Fund

As of December 31, 2013

For the year ended December 31, 2013, Forward Emerging Markets Fund’s Institutional Class shares returned 1.97%, outperforming its benchmark, the MSCI Emerging Markets Index, which returned -2.27%.

Emerging markets struggled during the reporting period as investors worried about the impact of reduced quantitative easing by the Federal Reserve, first announced in late spring. In many emerging markets, political unrest compounded the downward pressure on prices. While China and Mexico delivered moderate positive results, most regions lost ground, including Eastern Europe, Central Asia, Africa/Middle East, and South and Central America, which all declined for the year.

Despite this challenging environment, the fund delivered positive results in 2013. Two factors weighed on relative performance for the year: quality and dividend yield. The fund emphasizes higher-quality balance sheets, but during 2013 lower-quality companies, as measured by debt and assets, led the index. Companies with weaker balance sheets typically do not pay dividends and rarely provide a sustainable dividend, and thus do not meet the criteria of our dividend strategy. With regard to dividend yield, interest rates moved higher in both developed and developing markets, dragging down higher-dividend-yielding stocks for 2013. The non-dividend-paying stocks in the index provided the best return, gaining almost 24%.

From a sector standpoint, industrials, financials and utilities contributed positively to relative results. Strong performance from Malaysia Airports, Danieli and Kinik Company led our industrials holdings. Malaysia Airports is benefiting from capacity expansion, Danieli from strong emerging markets order growth for its steel-making technology and Kinik from strong sales growth into the semiconductor-making industry.

Technology holdings collectively detracted. Taiwan names TPK Holding Company and ASUSTeK Computer both negatively impacted fund performance, due largely to competitive pressure among manufacturers of touch screen and notebook computers.

From a country perspective, our exposure to China benefited from Hong Kong-listed Guangdong Investment and China Gas Holdings. Guangdong Investment mainly supplies water and water services in the province of Guangdong.

Although our Indonesian names outperformed the local market, our allocation to Indonesia negatively impacted performance of the fund. The Indonesian currency, the rupiah, weakened on worries that the Fed’s tapering of quantitative easing would increase interest rates, resulting in higher financing costs for the government and companies. An unsettling increase in Indonesia’s current account deficit mid-year and social unrest contributed to the market and currency weakness.

Derivatives, in the form of futures, were used to put new cash flow to work and gain market exposure quickly as well as hedge currency risk. These futures were used sparsely and detracted slightly from fund performance.

We expect the extreme disparity in performance between Western Europe and Japan compared to emerging markets to reverse in the coming years. We believe our allocation strategy is balanced and will benefit from the better valuation, growth and yield characteristics of emerging markets, which comprise roughly 20% of the global marketplace by market cap but over 34% by gross domestic product. With better growth and comparable profitability, we look for emerging markets to make positive contributions going forward. All of our investments, regardless of domicile, must provide three aspects to return, otherwise known as the triple play: an attractive dividend yield, a growing dividend and price appreciation potential.

December 31, 2013	16

Forward Emerging Markets Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2013

These allocations may not reflect the current or future position of the portfolio.

Weightings by Region as a Percentage of Net Assets

as of December 31, 2013

These allocations may not reflect the current or future position of the portfolio.

17	December 31, 2013

Forward Emerging Markets Fund(a)

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2013
Investor Class	1.54%	13.85%	9.73%	14.62%	04/09/03
Institutional Class	1.97%	14.29%	10.11%	6.72%	10/04/95
Advisor Class(c)	1.90%	N/A	N/A	4.17%	02/01/10

(a) Effective September 1, 2012, the Trust and Forward Management terminated their sub-advisory agreement with Pictet Asset Management Ltd, for investment sub-advisory services provided for the Forward Emerging Markets Fund. The Fund is now advised solely by Forward Management. Performance figures shown for periods before September 1, 2012, represent performance of Pictet Asset Management Ltd, under the previous investment strategy for the Fund. The Retail Class and Institutional Class of the Pictet Global Emerging Markets Fund were reorganized into the Investor and Institutional Class, respectively, of the Forward Global Emerging Markets Fund on September 16, 2004. Performance figures shown for periods prior to September 16, 2004 represent performance of the Retail Class and Institutional Class of the Pictet Global Emerging Markets Fund. Prior to May 1, 2008, the Forward Emerging Markets Fund was known as the Forward Global Emerging Markets Fund.

(b) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(c) Prior to May 1, 2013, the Advisor Class was known as Class M.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2013	18

Fund Commentary and Performance (Unaudited)

Forward Endurance Long/Short Fund

As of December 31, 2013

For the year ended December 31, 2013, Forward Endurance Long/Short Fund’s Institutional Class shares returned 20.66%, underperforming its primary benchmark, the MSCI ACWI, which returned 23.44%. However, it outperformed its secondary benchmark, the HFRX Equity Hedge Index, which returned 11.14%.

Federal Reserve quantitative easing and subsequent statements about a possible tapering of its quantitative easing program shaped equity market performance in 2013. In the second half of the year, the dysfunction in Washington, D.C. regarding the budget ceiling and federal budget brought heightened anxiety to the capital markets. For technology-specific companies, a bigger issue was Edward Snowden’s disclosures about intelligence gathering by the National Security Administration (NSA), which dampened foreign sales for larger U.S. multinational technology and data services vendors such as IBM and Cisco. The reluctance of foreign governments to procure U.S.-based telecom and data processing equipment due to potential NSA-driven intelligence gathering continues to weigh on 2014 earnings outlooks.

Despite this environment, the fund delivered positive results. Forward Endurance Long/Short Fund is a fundamental research-driven technology-focused long/short fund comprised of 40-60 stocks. In August, the fund shifted toward a more technology, media and telecom-focused portfolio. This shift in focus had a positive impact on performance, as about 80% of the fund’s return for the year was generated in the five-month period following the transition.

The fund’s top-performing investment themes for 2013 were big data, mobile computing and 3D printing. The Internet-related sub-themes of social media, e-commerce and Internet-enabled industries such as healthcare, real estate and payments were top contributors to 2013 returns.

In terms of individual contributors, long positions in big-data company Splunk, semiconductor company Qualcomm and auto rental company Hertz contributed significantly. The successful short sales for the year were Brazilian energy company Petrobras, big-data firm Teradata and virtualization software company VMware.

Themes in which the fund underperformed for the year included alternative energy and a rebound in short positions in “damaged technology franchises,” which notably included information technology corporation Hewlett-Packard.

The three long positions that detracted most from fund performance were Equinix, a data center company, Qlik Technologies, a software company, and Cirrus Logic, a semiconductor supplier. Key detracting short positions were 3D Systems, a 3D printing solutions provider, SolarCity, an energy service provider, and BlackBerry, a telecommunication company, followed closely by Hewlett-Packard.

Derivatives, in the form of options, were used in 2013 to hedge market-related and equity-specific risks across the fund. Specific equity options were used to hedge stock-specific event risk. Equity market index options were used to hedge broad-market risk. We also used volatility index and market index option contract spreads to hedge the broader market during the year. When viewed in isolation, the use of derivatives produced mixed performance results but served to reduce volatility in the fund.

At the end of the year, we trimmed some growth stocks that were trading at high multiples. As 2014 begins, we are mindful of the back-to-back double-digit performance of the S&P 500 Index in 2012 and 2013 and the relatively low volatility during this time period. Our view is that the unwinding of the Federal Reserve’s $85 billion monthly bond-buying program will reprice risk assets and reset correlations among industry sectors and stocks. U.S. economic expansion could favor cyclically-depressed stocks versus growth equities. The equity market preference for laggards could penalize valuations on higher-multiple portfolio stocks.

19	December 31, 2013

Forward Endurance Long/Short Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2013*

* Weightings by Sector reflect long positions and excludes securities sold short, short-term instruments and derivative instruments.

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2013	20

Forward Endurance Long/Short Fund

	1 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2013
Investor Class	20.24%	11.44%	12/31/11
Institutional Class	20.66%	11.83%	12/31/11

(a) When sector categorization is broken down by industry, no industry exceeds the 25% maximum specified in the Statement of Additional Information.

(b) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

21	December 31, 2013

Fund Commentary and Performance (Unaudited)

Forward Global Dividend Fund

As of December 31, 2013

For the year ended December 31, 2013, Forward Global Dividend Fund’s Class A shares (without sales load) returned 16.02%, and its benchmark, the MSCI ACWI, returned 23.44%.

2013 reflected bipolar performance, with developed markets advancing and emerging markets declining. Despite its anemic economic growth in 2013, Western Europe benefited from improving investor sentiment toward the region, posting a 28.09% return, as measured by constituents of the Bloomberg World Index. The U.S. battled volatility and fears of the Federal Reserve reducing its quantitative easing program, following the Fed’s guidance in May about the potential tapering of its program. Meanwhile, employment and housing levels continued their positive trends. For the year, the S&P 500 Index gained 32.39%. The Asia Pacific region posted a positive return, mostly due to the positive impact from Japan, which jumped 27.82%. Japan’s very accommodative central bank weakened the yen, helping Japan’s exporters and raising expectations for better business conditions in the country. Most other countries in the region registered far more pedestrian returns, including China, which was up 0.10%, while many emerging markets, including Indonesia and Thailand, suffered declines. Investors worried about the impact that reduced quantitative easing would have on emerging markets. In many of these markets, political unrest compounded the downward pressure on prices. Canada managed a small positive return, but the remaining regions lost ground, including Eastern Europe, Central Asia, Africa/Middle East, and South and Central America.

Three factors affecting relative performance included quality, dividend yield and allocations. The fund emphasizes higher-quality balance sheets, but during 2013 lower-quality companies, as measured by debt and assets, led the index. Companies with weaker balance sheets typically do not pay dividends or provide a sustainable dividend and thus do not meet the criteria of our dividend strategy. With regard to dividend yield, interest rates moved higher in both developed and developing markets, dragging down higher-dividend-yielding stocks. The non-dividend-paying stocks in the index provided the best return, gaining almost 24%. In terms of allocation, our emerging market exposure averaged 13.77%, which was overweight compared to the index’s weight of 9.87%. This dragged down results, as emerging markets lagged Western Europe by a wide margin.

From a sector standpoint, energy stock selection contributed most significantly to returns as Phillips 66 and ConocoPhilips outperformed the energy sector. ConocoPhilips’ share price has benefited from continued asset disposals and capital returns. Phillips 66, which spun off from ConocoPhilips, has been rewarded for its stable cash flows, cash position and potential for growth in midstream assets.

The financials sector underperformed, as fund holdings in Bank Mandiri in Indonesia and Siam Commercial Bank in Thailand both suffered from regional/domestic exposure rather than any true fundamental deterioration.

In terms of country performance, the underweight allocation to Canada helped performance as the country’s equity market declined. Our allocation to Indonesia hurt performance, even though our Indonesian positions outperformed the local market. The Indonesian currency, the rupiah, weakened on worries that the Fed’s tapering of quantitative easing would cause interest rates to rise, resulting in higher financing costs for the government and companies. An unsettling increase in Indonesia’s current account deficit mid-year and social unrest contributed to the market and currency weakness.

We anticipate a steady continued recovery in U.S. equity markets, even in the face of potential tapering. We expect the extreme disparity in performance between Western Europe and Japan compared to emerging markets to reverse in the coming years. We believe our allocation strategy is balanced and will benefit from the better valuation, growth and yield characteristics of emerging markets, which comprise roughly 20% of the global marketplace by market cap but over 34% by gross domestic product. With better growth and comparable profitability, we look for emerging markets to make positive contributions going forward. All of our investments, regardless of domicile, must provide three aspects to return, otherwise known as the triple play: an attractive dividend yield, a growing dividend and price appreciation potential.

December 31, 2013	22

Forward Global Dividend Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2013

These allocations may not reflect the current or future position of the portfolio.

Weightings by Country as a Percentage of Net Assets

as of December 31, 2013

These allocations may not reflect the current or future position of the portfolio.

23	December 31, 2013

Forward Global Dividend Fund(a)

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

	1 Year	5 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2013
Investor Class	16.10%	N/A	7.17%	05/02/11
Institutional Class	16.65%	13.60%	4.57%	01/31/07
Class A (load adjusted)(c)	9.32%	11.71%	3.86%	10/31/06
Class A (without load)(b)	16.02%	13.03%	4.72%	10/31/06

(a) Prior to February 20, 2013 the Forward Global Dividend Fund was known as the Forward Large Cap Dividend Fund. Prior to November 1, 2011 the Forward Large Cap Dividend Fund was known as the Forward Large Cap Equity Fund.

(b) Excludes sales charge.

(c) Includes the effect of the maximum 5.75% sales charge.

(d) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(e) Effective February 20, 2013, the MSCI ACWI replaced the S&P 500 Index as the Fund’s benchmark index. Forward Management made this recommendation to the Fund’s Board of Trustees because the new index more closely aligns to the Fund’s investment strategies.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2013	24

Fund Commentary and Performance (Unaudited)

Forward International Dividend Fund

As of December 31, 2013

For the year ended December 31, 2013, Forward International Dividend Fund’s Investor Class shares returned 12.14%, and its benchmark, the MSCI ACWI ex-USA, returned 15.78%.

2013 reflected bipolar performance. On the positive side, Western Europe, despite having anemic economic growth in 2013, benefited from improving investor sentiment toward the region and posted a 28.09% return, with all country constituents in the Bloomberg World Index except Iceland achieving double-digit returns. The Asia Pacific region posted a return of 8.29%, mostly due to the positive impact from Japan, which jumped 27.82%. Japan’s very accommodative central bank weakened the yen, helping Japan’s exporters and raising expectations for better business conditions in the country. Most other countries in the region registered far more pedestrian returns, including China, which was up 0.10%, while many emerging markets in the region, including Indonesia and Thailand, suffered declines. Investors worried about the impact that reduced quantitative easing would have on emerging markets, after the Federal Reserve’s announcement about potential tapering in the spring. Political unrest in many emerging markets compounded the downward pressure on prices. Canada managed a small positive return, but the remaining regions in the index lost ground, including Eastern Europe, down 7.19%, Central Asia, which declined 5.92%, and South and Central America, which declined 15.11%.

Three factors affecting relative performance included quality, dividend yield and allocations. The fund emphasizes higher-quality balance sheets, but during 2013 lower-quality companies, as measured by debt and assets, led the index. Companies with weaker balance sheets typically do not pay dividends or provide a sustainable dividend and thus do not meet the criteria of our dividend strategy. With regard to dividend yield, interest rates moved higher in both developed and developing markets, dragging down higher dividend-yielding stocks for 2013. The non-dividend-paying stocks in the index provided the best return, gaining almost 24%. In terms of allocation, our emerging market exposure averaged 31%, which was overweight compared to the index’s weight of 20%. This dragged down results, as emerging markets lagged Western Europe by a wide margin.

From a sector standpoint, consumer discretionary holdings contributed most. Strong performance from Dynam Japan Holdings, a Japanese pachinko operator, and VT Holdings, a Japanese auto dealership, helped fund results. Also, continued strong tourism into Macau helped gaming and gaming-related stocks as Future Bright Holdings and MGM China Holdings posted strong gains.

Although the fund outperformed the index in the materials sector due to a smaller allocation, the sector hurt overall fund performance. Detracting constituents included gold producer Gold Fields, which suffered from South African labor strife and a falling gold price.

From a country standpoint, Japan, Hong Kong and Italy were key contributors to results, while holdings in South Africa, Indonesia and Taiwan detracted.

Derivatives, in the form of futures, were used to put new cash flow to work and gain market exposure quickly as well as hedge currency risk. These futures were used sparsely and detracted slightly from fund performance. The fund held one P-Note during the course of the year but it had an insignificant impact on performance.

We expect the extreme disparity in performance between Western Europe and Japan compared to emerging markets to reverse in coming years. We believe our allocation strategy is balanced and will benefit from the better valuation, growth and yield characteristics of emerging markets, which comprise roughly 20% of the global marketplace by market cap but over 34% by gross domestic product. With better growth and comparable profitability, we look for emerging markets to make positive contributions going forward. All of our investments, regardless of domicile, must provide three aspects to return, otherwise known as the triple play: an attractive dividend yield, a growing dividend and price appreciation potential.

25	December 31, 2013

Forward International Dividend Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2013

These allocations may not reflect the current or future position of the portfolio.

Weightings by Region as a Percentage of Net Assets

as of December 31, 2013

These allocations may not reflect the current or future position of the portfolio.

December 31, 2013	26

Forward International Dividend Fund(a)

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2013
Investor Class	12.14%	13.85%	6.12%	4.93%	10/01/98
Institutional Class	12.46%	14.15%	N/A	-0.90%	05/01/07
Class A (load adjusted)(c)(d)	N/A	N/A	N/A	-4.41%	05/01/13
Class A (without load)(e)(d)	N/A	N/A	N/A	1.45%	05/01/13
Class C (with CDSC)(f)	10.45%	N/A	N/A	17.32%	07/31/12
Class C (without CDSC)(g)	11.45%	N/A	N/A	17.32%	07/31/12
Advisor Class(h)	12.42%	N/A	N/A	5.10%	05/02/11

(a) Prior to May 1, 2010, the Forward International Dividend Fund was known as the Forward International Equity Fund. As of December 1, 2008, the Fund is directly managed by Forward Management, LLC., the Advisor to the Forward Funds. Performance figures and other portfolio data shown for periods prior to December 1, 2008, do not reflect Forward Management’s performance or strategy. From September 1, 2005 through November 30, 2008, Pictet Asset Management Limited was the Fund’s sub-advisor and the Fund’s investment strategy was different. Prior to September 1, 2005, the Forward International Equity Fund was known as the Forward Hansberger International Growth Fund. From March 6, 2000 through August 31, 2005, Hansberger Global Investors, Inc. was the Fund’s sub-advisor and the Fund’s investment strategy was different. Prior to March 6, 2000, the Fund was managed by a different sub-advisor.

(b) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(c) Includes the effect of the maximum 5.75% sales charge.

(d) “Since inception” performance is not annualized for a “since inception” period that is less than 1 year.

(e) Excludes sales charge.

(f) Includes the 1.00% contingent deferred sales charge.

(g) Excludes the 1.00% contingent deferred sales charge.

(h) Prior to May 1, 2013, the Advisor Class was known as Class M.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

27	December 31, 2013

Fund Commentary and Performance (Unaudited)

Forward International Small Companies Fund

As of December 31, 2013

For the year ended December 31, 2013, Forward International Small Companies Fund’s Institutional Class shares returned 28.42%. Its benchmark, the MSCI EAFE Small Cap Index, returned 29.69%.

The year 2013 was strong for equity markets, especially for small cap stocks. All main regions, with the exception of Asia ex-Japan, ended the year in positive territory. Volatility, however, persisted among global markets, caused by the U.S. Federal Reserve’s statements about a possible tapering of its quantitative easing program. Japan was one of the strongest markets in 2013 due to the new government’s stimulatory fiscal and monetary policies. In China, concerns over a potential credit crunch added to the market volatility in the first part of the year, but these concerns subsided as the year progressed. In Europe, German Chancellor Angela Merkel’s victory underlined Germany’s status as Europe’s principal source of stability and continuity. Improvements in the fundamentals in Southern Europe benefited the performance in peripheral economies such as Spain and Italy.

In this environment, the fund gained more than 25% in 2013, broadly in line with the MSCI EAFE Small Cap Index. The fund underperformed during the first quarter, mainly due to its underweight in Japan. However, during the second quarter, the fund significantly outperformed its benchmark due to stock picking in Italy, France and Germany. During the second half of the year, the fund performed generally in line with its benchmark.

The biggest contributor to performance in 2013 was Japan, due to our thorough analysis and consistent stock picking throughout the year. The fund was underweight Japan by 3.5% at the beginning of the year, and we continuously increased our position to neutral as we felt increasingly confident about the growth prospects of some our companies. At the individual stock level, the major positives were financial services company SBI Holdings, venture capital firm CyberAgent, real estate company Tokyo Tatemono, product manufacturer JTEKT Corporation and discount store operator Don Quijote Holdings. Our stock picking in Singapore also contributed positively to performance as we were not invested in numerous underperforming stocks contained in the benchmark. Our holdings in Italy and France were also among the largest contributors. The major positives in Italy were eyewear maker Safilo and financial services companies Mediolanum and Fondiaria-SAI; the key contributors in France were automotive parts manufacturer Valeo and global customer service provider Teleperformance.

Our stock selection in the Netherlands and Hong Kong represented the main source of underperformance in 2013. In the Netherlands, the key detractors were Royal Imtech, a technical services company, USG People, a recruitment and human resources company, and ASM International, a semiconductor supplier. In Hong Kong, the major negative contributors were investment holding companies Daphne International and SmarTone Telecommunications.

At the sector level, stock selection among financials was the largest positive contributor, although the sector represented a significant underweight. The major positives were SBI Holdings, Tokyo Tatemoto and International Personal Finance, a home credit business. Our stock selection in information technology detracted the most from the fund’s performance. The major negatives were companies we did not own and that significantly outperformed. Performance in the industrial sector was also weak, mainly due to poor stock selection. The key detractors were ALS, a commercial services company, Monadelphous, an engineering group, and SAI Global, a risk management, standards compliance and information business.

December 31, 2013	28

Forward International Small Companies Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2013

These allocations may not reflect the current or future position of the portfolio.

Weightings by Region as a Percentage of Net Assets

as of December 31, 2013

These allocations may not reflect the current or future position of the portfolio.

29	December 31, 2013

Forward International Small Companies Fund(a)

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2013
Investor Class	27.95%	14.29%	8.33%	10.33%	03/05/02
Institutional Class	28.42%	14.69%	8.68%	9.03%	02/07/96
Advisor Class(c)	28.36%	N/A	N/A	11.84%	02/01/10

(a) The Retail Class and Institutional Class of the Pictet International Small Companies Fund were reorganized into the Investor and Institutional classes, respectively, of the Forward International Small Companies Fund on December 23, 2003. Performance figures for periods prior to December 23, 2003 represent performance of the respective class of shares of the Pictet International Small Companies Fund.

(b) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(c) Prior to May 1, 2013, the Advisor Class was known as Class M.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2013	30

Fund Commentary and Performance (Unaudited)

Forward Select EM Dividend Fund

As of December 31, 2013

For the year ended December 31, 2013, Forward Select EM Dividend Fund’s Investor Class shares returned -0.62%, outperforming the MSCI Emerging Markets Index return of -2.27%.

Emerging markets were global performance laggards for 2013 as investors worried about the potential impact of reduced quantitative easing by the Federal Reserve, first announced in late spring. In many emerging markets, political unrest compounded the downward pressure on prices. While China and Mexico delivered moderate positive results, most regions lost ground, including Eastern Europe, Central Asia, Africa/Middle East, and South and Central America, which all declined for the year.

In this challenging environment, the fund declined modestly, but outperformed its benchmark. Two factors weighed on relative performance: quality and dividend yield. The fund emphasizes higher-quality balance sheets, but during 2013 lower-quality companies, as measured by debt and assets, led the index. Companies with weaker balance sheets typically do not pay dividends and rarely provide a sustainable dividend, and thus do not meet the criteria of our dividend strategy. With regard to dividend yield, interest rates moved higher in both developed and developing markets, dragging down higher dividend-yielding stocks for 2013. The non-dividend-paying stocks in the index provided the best return, gaining almost 24%.

From a sector standpoint, industrials, financials and utilities contributed positively to relative results. Strong performance from Malaysia Airports, Danieli and Kinik Company led our industrials holdings. Malaysia Airports is benefiting from capacity expansion, Danieli from strong emerging markets order growth for its steel-making technology and Kinik from strong sales growth into the semiconductor-making industry.

Technology holdings collectively detracted. Taiwan names TPK Holding Company and ASUSTeK Computer both negatively impacted fund performance, due largely to competition among manufacturers of touch screen and notebook computers.

From a country perspective, our exposure to China benefited from Hong Kong-listed Guangdong Investment and China Gas Holdings. Guangdong Investment mainly supplies water and water services in the province of Guangdong.

South African holdings detracted as a whole from fund performance. Gold producer Gold Fields suffered from South African labor strife and a falling gold price. Kumba Iron Ore and Tiger Brands, a packaged goods company, also detracted from performance.

Derivatives, in the form of futures, were used to put new cash flow to work and gain market exposure quickly as well as hedge currency risk. These futures were used sparsely and detracted slightly from fund performance. The fund held one P-Note during the course of the year but it had an insignificant impact on performance.

We expect the extreme disparity in performance between Western Europe and Japan compared to emerging markets to reverse in the coming years. We believe our allocation strategy is balanced and will benefit from the better valuation, growth and yield characteristics of emerging markets, which comprise roughly 20% of the global marketplace by market cap but over 34% by gross domestic product. With better growth and comparable profitability, we look for emerging markets to make positive contributions going forward. All of our investments, regardless of domicile, must provide three aspects to return, otherwise known as the triple play: an attractive dividend yield, a growing dividend and price appreciation potential.

31	December 31, 2013

Forward Select EM Dividend Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2013

These allocations may not reflect the current or future position of the portfolio.

Weightings by Region as a Percentage of Net Assets

as of December 31, 2013

These allocations may not reflect the current or future position of the portfolio.

December 31, 2013	32

Forward Select EM Dividend Fund

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

	1 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2013
Investor Class	-0.62%	0.66%	05/02/11
Institutional Class	-0.19%	2.06%	05/03/11
Class C (with CDSC)(b)	-2.22%	0.06%	05/02/11
Class C (without CDSC)(c)	-1.27%	0.06%	05/02/11
Advisor Class(d)	-0.31%	1.06%	05/02/11

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Includes the 1.00% contingent deferred sales charge.

(c) Excludes the 1.00% contingent deferred sales charge.

(d) Prior to May 1, 2013, the Advisor Class was known as Class M.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

33	December 31, 2013

Fund Commentary and Performance (Unaudited)

Forward Small Cap Equity Fund

As of December 31, 2013

For the year ended December 31, 2013, Forward Small Cap Equity Fund’s Investor Class shares returned 37.73%. Its benchmark, the Russell 2000 Index, returned 38.82%.

U.S. small cap stocks were standout performers in 2013. The small capitalization equity market, as represented by the Russell 2000 Index, marched higher in a low-volatility manner and achieved returns not seen since 2003. The market corrected somewhat in the second quarter, suffering a peak-to-trough decline of roughly -6.5% in response to the Federal Reserve’s indication that its quantitative easing program may be drawing to a close. The Fed’s delay in exiting its program, though, provided a tailwind to the liquidity fueling the small cap advance through the second half of the year.

The fund posted a positive absolute return but lagged its benchmark for the year. Much of the underperformance occurred in the third and fourth quarters of the year, when the fund took on a more defensive posture in anticipation of a pullback related to the Fed’s tapering comments. Thus, the fund did not fully participate in the rally sparked by the Fed’s eventual reluctance in scaling back its bond-buying program. In addition, the fund took profits in some of its energy and healthcare holdings, and experienced some earnings volatility among its technology positions.

From a sector standpoint, materials stocks were the largest drag on performance. In the sector, cyclically-oriented industrials metals and precious metals mining companies were the hardest hit. Countering those detractors, the consumer discretionary sector was a source of outperformance. Standout performers in the sector included specialty retailers, small cap restaurants and media companies. Good stock selection among healthcare companies added to performance throughout the year. Here, new product pipelines were the driver of strong gains. In the energy sector, the crude oil exploration and production companies operating in the shale plays of North Dakota and West Texas saw improved production levels, adding to portfolio results.

The fund uses Russell 2000 Index futures to equitize between 0% to 10% of the total value of the fund in an effort to avoid the transaction costs associated with mutual fund inflows and outflows. The fund’s use of derivatives added modestly to performance for the year.

Small cap stocks have enjoyed a large advance since October 2011 with only minor corrective interruptions. Expectations for 2014 returns should be more modest with the idea that we will likely see more volatility as well.

December 31, 2013	34

Forward Small Cap Equity Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2013

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

35	December 31, 2013

Forward Small Cap Equity Fund(b)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2013
Investor Class	37.73%	12.94%	5.88%	7.36%	10/01/98
Institutional Class	38.08%	13.37%	6.27%	6.88%	06/06/02
Advisor Class(c)	38.00%	N/A	N/A	12.99%	02/01/10

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Prior to May 1, 2008, the Forward Small Cap Equity Fund was known as the Forward Hoover Small Cap Equity Fund. As of February 1, 2011, the Fund is directly managed by Forward Management, LLC., the Advisor to the Forward Funds. Performance figures and other portfolio data shown for periods prior to February 1, 2011, do not reflect Forward Management’s performance or strategy. Hoover Investment Management Co., LLC was the Fund’s sub-advisor prior to February 1, 2011.

(c) Prior to May 1, 2013, the Advisor Class was known as Class M.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2013	36

Fund Commentary and Performance (Unaudited)

Forward Tactical Enhanced Fund

As of December 31, 2013

For the year ended December 31, 2013, Forward Tactical Enhanced Fund’s Institutional shares returned 0.51%, lagging its benchmark, the S&P 500 Index, which returned 32.39%.

U.S. stock markets produced robust gains in 2013, benefiting from the Federal Reserve’s ongoing bond purchase program and almost $500 billion in stock buybacks. The S&P 500 Index registered new record highs several times during the course of the year, climbing higher with low levels of volatility. One pause in the uptrend occurred during the second quarter, in reaction to Fed references to the possibility of tapering its bond purchase program.

Fund performance relative to its benchmark for the year was poor. Two factors affected the performance of the fund during 2013. Overall market volatility was quite low during the course of the year, which resulted in a small daily range for the S&P 500. More importantly, the rise in the S&P 500 was very persistent, which meant it became overbought and then remained overbought. An overbought condition occurs in the stock market when the S&P 500 moves up strongly in price in a short period of time without experiencing a pullback. The methodology of the fund’s strategy will not accept short-term buy signals when the S&P 500 is overbought because the 27-year history of the index shows that overbought buy signals have a lower probability of profit. Since 1987, there has been only one year—1995—that had a similar trading pattern.

The strategy performs best when volatility is rising and high. To address the type of market experienced in 2013, the strategy’s methodology was altered so that in the future the fund will be able to perform better if volatility is low and the S&P 500 becomes overbought and remains overbought.

37	December 31, 2013

Forward Tactical Enhanced Fund

Asset Allocation as a Percentage of Net Assets

as of December 31, 2013

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2013	38

Forward Tactical Enhanced Fund(b)

	1 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2013
Investor Class	0.12%	2.75%	12/31/10
Institutional Class	0.51%	3.11%	12/31/10
Class A (load adjusted)(c)	-5.80%	0.56%	12/31/10
Class A (without load)(d)	-0.03%	2.57%	12/31/10
Class C (with CDSC)(e)	-1.46%	2.11%	12/31/10
Class C (without CDSC)(f)	-0.47%	2.11%	12/31/10
Advisor Class(g)	0.55%	2.62%	04/15/11

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Effective November 1, 2012, the Trust and Forward Management terminated their sub-advisory agreement with Broadmark Asset Management, LLC, for investment sub-advisory services provided for the Forward Tactical Enhanced Fund. The Fund is now advised solely by Forward Management. Performance figures and other portfolio data shown for periods prior to November 1, 2012, represent performance of Broadmark Asset Management, LLC, under the previous investment strategy for the Fund.

(c) Includes the effect of the maximum 5.75% sales charge.

(d) Excludes sales charge.

(e) Includes the 1.00% contingent deferred sales charge.

(f) Excludes the 1.00% contingent deferred sales charge.

(g) Prior to May 1, 2013, the Advisor Class was known as Class M.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

39	December 31, 2013

Fund Commentary and Performance (Unaudited)

Forward Tactical Growth Fund

As of December 31, 2013

For the year ended December 31, 2013, Forward Tactical Growth Fund’s Institutional Class shares returned 15.74%. Its benchmark, the S&P 500 Index, returned 32.39%.

U.S. equity markets experienced a banner year, driven by the Federal Reserve’s bond-buying program. The S&P 500 Index gained 32.39% for the year and registered numerous new all-time highs throughout 2013. Despite headwinds ranging from dysfunction in Washington to the Fed’s taper talks and ultimate tapering, equity markets moved higher with only narrow corrections. The two largest corrections occurred in May and June, in reaction to the Fed’s mention of tapering, and totaled less than 6%.

The fund’s performance for the year was in line with various long/short benchmarks. For example, the fund performed in line with both the Credit Suisse Long/Short Liquid Index and the HFRX Equity Hedge Index, which returned 7.88% and 11.14%, respectively.

The S&P 500 Index was the largest contributor to performance of the fund in 2013 due to its strong advance and our level of exposure to the index, which averaged 54.31% for the year. Cash was the biggest detractor from the fund’s performance as the average 40% cash position placed a drag on performance in the strong market environment. The strategy is designed to avoid large drawdowns while participating in a large percentage of the broad market’s positive advance. Over the course of an entire market cycle, the fund’s ability to minimize downside losses allows it to capture just a portion of upside gains in order to stay even with overall performance.

During 2013, the fund invested in exchange-traded derivatives (futures and options), exchange-traded funds, and held cash. The performance of the fund, therefore, is primarily a result of our use of derivatives.

December 31, 2013	40

Forward Tactical Growth Fund

Asset Allocation as a Percentage of Net Assets

as of December 31, 2013

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

41	December 31, 2013

Forward Tactical Growth Fund

	1 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2013
Investor Class	15.31%	4.36%	09/14/09
Institutional Class	15.74%	4.71%	09/14/09
Class A (load adjusted)(b)	8.50%	1.87%	03/12/10
Class A (without load)(c)	15.11%	3.47%	03/12/10
Class C (with CDSC)(d)	13.65%	3.75%	09/14/09
Class C (without CDSC)(e)	14.65%	3.75%	09/14/09
Advisor Class(f)	15.70%	4.58%	02/01/10

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) Includes the 1.00% contingent deferred sales charge.

(e) Excludes the 1.00% contingent deferred sales charge.

(f) Prior to May 1, 2013, the Advisor Class was known as Class M.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2013	42

Fund Commentary and Performance (Unaudited)

Forward Commodity Long/Short Strategy Fund

As of December 31, 2013

For the year ended December 31, 2013, Forward Commodity Long/Short Strategy Fund’s Institutional Class shares returned 9.36%. Its benchmark, the Credit Suisse Momentum and Volatility Enhanced Return Strategy (Credit Suisse MOVERS) Index, returned 9.00%. By contrast, the Dow Jones-UBS Commodity Index returned -9.52% in 2013.

The U.S. stock market was the global performance leader in 2013, with major domestic indices such as the S&P 500 Index hitting all-time highs and returning 32.39% for the year. Small cap stocks led the U.S. stock rally, returning 38.82% for the year. Europe and Japan both experienced economic improvements that translated to strong performance for their related equity markets. The MSCI EAFE, an index measuring the performance of developed foreign markets, increased by 22.78%.

On May 1, the Federal Reserve issued a public statement leaving open the possibility of a reduction (tapering) to the bond-buying program known as quantitative easing. The possibility of tapering set off a series of events resulting in higher interest rates and reduced market liquidity, which in turn forced banks and other large institutions to re-evaluate their own portfolios. Although the most obvious impact to individuals was the increase in 30-year mortgage rates, the reduction in liquidity broadly hit any asset that provides income in excess of Treasury bonds, including commonly held assets such as real estate investment trusts or preferred stocks.

Additionally, the possibility of tapering caused a sell-off in foreign currencies, specifically high-yielding currencies in emerging markets. As a result of this pressure and the slowing growth of emerging economies, the MSCI Emerging Markets Index fell 2.27% for the year. The U.S. dollar strengthened or was nearly flat for every quarter in 2013, except for the third quarter when the dollar fell 3.51% relative to other currencies. Given the strong relationship between the U.S. dollar and commodities, this relationship was reflected in the performance of commodities. The Dow Jones-UBS Commodity Index, a broad-based long commodity index, fell every quarter except for the third quarter. As a result, it declined 9.52% for the year, marking the third consecutive year of declines in the commodity index.

Forward Commodity Long/Short Strategy Fund uses a volatility-adjusted momentum indicator to systematically gain exposure to commodity returns. The strategy rebalances on a monthly basis and gains exposure to 10 commodities out of a universe of 24 that exhibit medium- to long-term momentum. The strategy is agnostic to whether this momentum is on the long or short side, with the ability to be 100% long, 100% short or any combination in between.

Other than in January and February, the fund maintained an average short position in commodities. This was beneficial, as commodities generally declined during the year. The largest contributor to the fund’s performance was its position in silver, which added 2.78% for the year. The fund held both long and short positions in silver over the course of the year and was able to add value in both directions. The second-largest contributor was a short position in coffee, which was in place for 10 months of the year and added 2.70% to the fund’s performance. The fund was also able to add value through an average short position in gold, which added 1.81% to the fund’s performance. The largest detractors from performance were several months of short positions in natural gas and a mixture of short and long positions in West Texas Intermediate crude oil and lead. These positions detracted 2.12%, 1.29% and 1.89%, respectively.

The investment team utilizes a strategy that employs a curve carry component, which seeks to generate returns above and beyond holding futures contracts in the front month of the futures curve. This component added 2.65% to performance for the year.

The fund attains commodity exposure through the use of total return swaps; these provided the vast majority of the fund’s performance for the year. Additionally, the fund typically maintains a cash position, with the remainder invested in short duration, investment-grade bonds, and these holdings provide the potential for incremental low-risk returns. The bonds added 0.08% to fund performance.

43	December 31, 2013

Forward Commodity Long/Short Strategy Fund

Asset Allocation as a Percentage of Net Assets

as of December 31, 2013*

* Weightings by Asset reflect long positions and excludes securities sold short, short-term instruments and derivative instruments.

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2013	44

Forward Commodity Long/Short Strategy Fund

	1 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2013
Investor Class	9.04%	-3.65%	12/31/10
Institutional Class	9.36%	-3.32%	12/31/10
Class C (with CDSC)(b)	7.38%	-9.30%	05/04/11
Class C (without CDSC)(c)	8.38%	-9.30%	05/04/11
Advisor Class(d)	9.32%	-7.97%	12/07/11
Class Z	9.41%	-3.33%	12/31/10

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Includes the 1.00% contingent deferred sales charge.

(c) Excludes the 1.00% contingent deferred sales charge.

(d) Prior to May 1, 2013, the Advisor Class was known as Class M.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

45	December 31, 2013

Fund Commentary and Performance (Unaudited)

Forward Managed Futures Strategy Fund

As of December 31, 2013

As of December 31, 2013, Forward Managed Futures Strategy Fund’s Institutional Class shares returned 3.14%. Its benchmark, Credit Suisse Multi-Asset Futures Strategy Index, returned 4.43%. The strategy benefited from strong positive momentum in equities.

The U.S. stock market was the global performance leader in 2013, with major domestic indices such as the S&P 500 Index hitting all-time highs and returning 32.39% for the year. Small cap stocks led the U.S. stock rally, returning 38.82% for the year. Europe and Japan both experienced economic improvements that translated to strong performance for their related equity markets. The MSCI EAFE, an index measuring the performance of developed foreign markets, returned 22.78%.

On May 1, the Federal Reserve issued a public statement leaving open the possibility of a reduction (tapering) to the bond-buying program known as quantitative easing. The possibility of tapering set off a series of events resulting in higher interest rates and reduced market liquidity, which in turn forced banks and other large institutions to re-evaluate their own portfolios. Although the most obvious impact to individuals was the increase in 30-year mortgage rates, the reduction in liquidity broadly hit any asset that provides income in excess of Treasury bonds, including commonly held assets such as real estate investment trusts or preferred stocks.

Additionally, the possibility of tapering caused a sell-off in foreign currencies, specifically high-yielding currencies in emerging markets. As a result of this pressure and the slowing growth of emerging economies, the MSCI Emerging Markets fell 2.27% for the year. The U.S. dollar strengthened or was nearly flat for every quarter in 2013, except for the third quarter when the dollar fell 3.51% relative to other currencies. Given the strong relationship between the U.S. dollar and commodities, this relationship was reflected in the performance of commodities. The Dow Jones-UBS Commodity Index, a broad-based long commodity index, fell every quarter except for the third quarter. As a result, it declined 9.52% for the year, marking the third consecutive year of declines in the commodity index.

Forward Managed Futures Strategy Fund uses a momentum indicator to systematically determine exposures to various futures. The strategy rebalances on a monthly basis and gains exposure to futures contracts that qualify for inclusion in the strategy at the most recent measurement date. The strategy looks at a universe of 44 futures, spread across interest rate, foreign exchange, equity and commodity futures. The strategy is agnostic to whether momentum is on the long or short side, and at times the strategy can be 100% long, 100% short or any combination in between. Finally, the investment team attempts to maintain the strategy’s overall annualized volatility at 15%, which may be achieved through the use of leverage. The strategy was net long in the first and fourth quarters of the year and was net short in the second and third quarters.

The strategy benefited most from an average long position in equity futures, which added 6.75% to the fund’s annual return. The majority of the gains came from exposure to the S&P 500 Index, Russell 2000 Index and the NASDAQ-100 Index.

While the fund was generally short commodity futures for the year, the commodity positions detracted 2.08% from performance. The largest loss came from a position in cotton, which detracted 1.02% from performance but was partially offset by a positive return in corn.

Currency futures were mildly additive, increasing performance by 0.19% for the year. The majority of the positive performance came from an average short position in the Japanese yen. However, this position’s strong gains were offset by the other currencies, most notably the British pound and the Swiss franc.

Finally, bond futures detracted 0.53% from performance, with every bond position in the fund either flat or posting a loss for the year. The volatility target contributed to performance as the positive performance of the strategy was additive when utilizing leverage.

The fund uses total return swaps as the principal investment vehicle and is the primary source of return. The fund also invests in short-dated government and corporate bonds, which added 0.14% to the fund’s annual performance.

December 31, 2013	46

Forward Managed Futures Strategy Fund

Asset Allocation as a Percentage of Net Assets

as of December 31, 2013

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

47	December 31, 2013

Forward Managed Futures Strategy Fund

	1 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2013
Investor Class	2.83%	-8.91%	01/30/12
Institutional Class	3.14%	-8.61%	01/30/12
Class C (with CDSC)(b)	1.22%	-9.45%	01/30/12
Class C (without CDSC)(c)	2.22%	-9.45%	01/30/12
Class Z	3.20%	-9.04%	01/31/12

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Includes the 1.00% contingent deferred sales charge.

(c) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2013	48

Investment Glossary

Fund Risk Disclosures

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

Forward Credit Analysis Long/Short Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk.

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio.

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

Forward Dynamic Income Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio.

Investing in the real estate industry or in real estate-related securities involves the risks associated with direct ownership of real estate which include, among other things, changes in economic conditions (e.g., interest rates), the macro real estate development market, government intervention (e.g., property taxes) or environmental disasters. These risks may also affect the value of equities that service the real estate sector.

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies.

There is no guarantee the companies in our portfolio will continue to pay dividends.

49	December 31, 2013

Investment Glossary

Forward EM Corporate Debt Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk. Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio.

Forward Emerging Markets Fund

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Asset allocation does not assure profit or protect against risk.

There is no guarantee the companies in our portfolio will continue to pay dividends.

Forward Endurance Long/Short Fund

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility, and less regulation.

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio.

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

December 31, 2013	50

Investment Glossary

Forward Global Dividend Fund

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Asset allocation does not assure profit or protect against risk.

There is no guarantee the companies in our portfolio will continue to pay dividends.

Forward International Dividend Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Asset allocation does not assure profit or protect against risk.

There is no guarantee the companies in our portfolio will continue to pay dividends.

Forward International Small Companies Fund

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs. Foreign securities, especially emerging or frontier markets, will involve additional risks including, exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies.

Forward Select EM Dividend Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility, and less regulation.

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

Asset allocation does not assure profit or protect against risk.

There is no guarantee the companies in our portfolio will continue to pay dividends.

51	December 31, 2013

Investment Glossary

Forward Small Cap Equity Fund

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility, and less regulation.

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies.

Forward Tactical Enhanced Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Higher portfolio turnover rates will involve greater transaction costs, and may increase the potential for taxable distributions being paid to shareholders.

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

Forward Tactical Growth Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

December 31, 2013	52

Investment Glossary

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

Forward Commodity Long/Short Strategy Fund

Exposure to the commodities markets may subject a fund to greater volatility than investing in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as natural disasters and international economic, political and regulatory developments.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Mortgage and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial instruments. Mortgage-backed securities are subject to, among other things, prepayment and extension risks.

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

Forward Managed Futures Strategy Fund

Exposure to the commodities markets may subject a fund to greater volatility than investing in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as natural disasters and international economic, political and regulatory developments.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk.

Mortgage and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial instruments. Mortgage-backed securities are subject to, among other things, prepayment and extension risks.

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

Fund Benchmark Definitions

Barclays U.S. Corporate High-Yield Bond Index: Barclays U.S. Corporate High-Yield Bond Index covers the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.

Barclays U.S. Intermediate Corporate Index: Barclays U.S. Intermediate Corporate Index covers the USD-denominated, investment grade, fixed-rate, taxable corporate bond market. The index includes debt from U.S. and non-U.S. industrial, utility and financial institution issuers with duration of 1-10 years.

53	December 31, 2013

Investment Glossary

Barclays U.S. Municipal Bond Index: Barclays U.S. Municipal Bond Index covers the USD-denominated, long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Credit Suisse Emerging Market Corporate Bond Index: Credit Suisse Emerging Market Corporate Bond Index consists of U.S. dollar-denominated fixed-income issues from Latin America, Eastern Europe and Asia.

Credit Suisse Momentum and Volatility Enhanced Return Strategy Index (Credit Suisse MOVERS Index): Credit Suisse MOVERS Index seeks positive absolute returns at bullish and at bearish points in the commodity cycle for each of the S&P GSCI single commodity sub-indexes. Currently, 24 single commodity sub-indexes meet the eligibility requirements for the S&P GSCI.

Credit Suisse Multi-Asset Futures Strategy Index: Credit Suisse Multi-Asset Futures Strategy Index is a dynamic, rules-based index designed to generate positive absolute returns in all market cycles with low correlation to any one specific asset class.

Dynamic Income Blended Index: Dynamic Income Blended Index is a hypothetical index constructed by Forward Management, which consists of 70% Barclays U.S. Intermediate Corporate Index and 30% Russell U.S. Large Cap High Dividend Yield Index.

HFRX Equity Hedge Index: HFRX Equity Hedge Index is comprised of private funds with strategies that maintain both long and short positions primarily in equity securities and equity derivatives.

MSCI ACWI (All Country World Index): MSCI ACWI is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

MSCI ACWI (All Country World Index) ex-USA: MSCI ACWI ex-USA is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.

MSCI EAFE Small Cap Index: MSCI EAFE Small Cap Index is an unmanaged, market-weighted index of small companies in developed markets, excluding the U.S. and Canada.

MSCI Emerging Markets Index: MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Russell 2000 Index: Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market.

Russell U.S. Large Cap High Dividend Yield Index: Russell U.S. Large Cap High Dividend Yield Index selects securities from the Russell 1000 Index exhibiting high dividend yields and quality characteristics such as dividend growth, earning stability and sustained profitability.

S&P 500 Index: S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy.

One cannot invest directly in an index.

Definition of Terms

AAA is a Standard & Poor’s long-term credit rating that reflects a bond issuer’s financial strength, or its ability to meet its financial commitments in a timely fashion. AAA is the highest possible rating and is given when an issuer’s capacity to meet its long-term debt obligations is extremely strong.

Bloomberg World Index is a capitalization weighted index of all equities included in the Bloomberg World Index Series.

Correlation is a statistical measure of how two securities move in relation to each other.

Credit Suisse Long/Short Liquid Index seeks to reflect the return of hedge funds as represented by the long/short equity sector of the Credit Suisse Hedge Fund Index.

December 31, 2013	54

Investment Glossary

Curve carry is a strategy that seeks to invest in commodity futures that will have the least amount of price deterioration or potential price appreciation from the time of the investment to the sale or maturity of the future due to the passage of time relative the spot price.

Dividend capture is an income-producing strategy in which a particular security about to pay a dividend is purchased, held until its dividend is captured and then sold in order to purchase another security about to pay a dividend.

Dividend yield is a financial ratio that shows how much a company pays out in dividends each year relative to its share price.

Dow Jones-UBS Commodity Index is composed of futures contracts on physical commodities. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, commodity futures contracts normally specify a certain date for the delivery of the underlying physical commodity.

Drawdown is the gradual decline in the price of a security or other investment between its high and low over a given time period.

Duration is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates and is expressed as a number of years.

E-mini is an electronically-traded futures contract on the Chicago Mercantile Exchange that represents a portion of the normal futures contracts.

General obligation bonds are municipal bonds, backed by the full faith and credit of the issuer, which is repaid from either the issuer’s limited or unlimited ad valorem taxing power. These bonds represent a promise by the municipal issuer to levy enough taxes as necessary to make full and timely payments to investors.

HFRX Equity Hedge Index is comprised of private funds with strategies that maintain both long and short positions primarily in equity securities and equity derivatives.

MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. and Canada.

NASDAQ-100 Index is a modified capitalization-weighted index that includes the largest non-financial U.S. and non-U.S. companies listed on the NASDAQ stock market across a variety of industries, such as retail, healthcare, telecommunications, wholesale trade, biotechnology and technology.

P-Note is a financial instrument used by investors or hedge funds that is not registered with the Securities and Exchange Board of India to invest in Indian securities.

Quantitative easing refers to a form of monetary policy used to stimulate an economy where interest rates are either at, or close to, zero.

S&P 500 Index futures are futures contracts on the S&P 500 Index and are often used to hedge risk over a certain period of time.

Total return swap is a swap agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains.

Valuation is the process of determining the value of an asset or company based on earnings and the market value of assets.

Volatility is a statistical measure of the dispersion of returns for a given security or market index.

Yield Curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

55	December 31, 2013

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2013

As a shareholder of the Forward Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of each Fund in the table provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of each Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Forward Credit Analysis Long/Short Fund	Beginning Account Value 07/01/13	Ending Account Value 12/31/13	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/13-12/31/13
Investor Class
Actual	$1,000.00	$890.00	2.83%	$13.48

Hypothetical	$1,000.00	$1,010.94	2.83%	$14.34
Institutional Class
Actual	$1,000.00	$892.00	2.46%	$11.73

Hypothetical	$1,000.00	$1,012.80	2.46%	$12.48
Class A
Actual	$1,000.00	$889.90	2.94%	$14.00

Hypothetical	$1,000.00	$1,010.38	2.94%	$14.90
Class C
Actual	$1,000.00	$886.70	3.37%	$16.03

Hypothetical	$1,000.00	$1,008.22	3.37%	$17.06
Advisor Class
Actual	$1,000.00	$890.60	2.58%	$12.29

Hypothetical	$1,000.00	$1,012.20	2.58%	$13.09
Forward Dynamic Income Fund(c)
Institutional Class
Actual	$1,000.00	$1,032.50	1.29%	$5.46

Hypothetical	$1,000.00	$1,018.70	1.29%	$6.56

December 31, 2013	56

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2013

Forward Dynamic Income Fund(c) (continued)	Beginning Account Value 07/01/13	Ending Account Value 12/31/13	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/13-12/31/13
Class A
Actual	$1,000.00	$1,030.50	1.79%	$7.57

Hypothetical	$1,000.00	$1,016.18	1.79%	$9.10
Forward EM Corporate Debt Fund
Investor Class
Actual	$1,000.00	$1,036.80	1.50%	$7.70

Hypothetical	$1,000.00	$1,017.64	1.50%	$7.63
Institutional Class
Actual	$1,000.00	$1,038.90	1.20%	$6.17

Hypothetical	$1,000.00	$1,019.16	1.20%	$6.11
Class C
Actual	$1,000.00	$1,033.30	2.15%	$11.02

Hypothetical	$1,000.00	$1,014.37	2.15%	$10.92
Forward Emerging Markets Fund
Investor Class
Actual	$1,000.00	$1,014.50	1.74%	$8.84

Hypothetical	$1,000.00	$1,016.43	1.74%	$8.84
Institutional Class
Actual	$1,000.00	$1,015.90	1.39%	$7.06

Hypothetical	$1,000.00	$1,018.20	1.39%	$7.07
Advisor Class
Actual	$1,000.00	$1,016.20	1.44%	$7.32

Hypothetical	$1,000.00	$1,017.95	1.44%	$7.32
Forward Endurance Long/Short Fund
Investor Class
Actual	$1,000.00	$1,188.10	2.71%	$14.95

Hypothetical	$1,000.00	$1,011.54	2.71%	$13.74
Institutional Class
Actual	$1,000.00	$1,190.60	2.34%	$12.92

Hypothetical	$1,000.00	$1,013.41	2.34%	$11.88
Forward Global Dividend Fund
Investor Class
Actual	$1,000.00	$1,079.40	1.34%	$7.02

Hypothetical	$1,000.00	$1,018.45	1.34%	$6.82
Institutional Class
Actual	$1,000.00	$1,081.50	0.99%	$5.19

Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04

57	December 31, 2013

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2013

Forward Global Dividend Fund (continued)	Beginning Account Value 07/01/13	Ending Account Value 12/31/13	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/13-12/31/13
Class A
Actual	$1,000.00	$1,079.40	1.49%	$7.81

Hypothetical	$1,000.00	$1,017.69	1.49%	$7.58
Forward International Dividend Fund
Investor Class
Actual	$1,000.00	$1,094.90	1.51%	$7.97

Hypothetical	$1,000.00	$1,017.59	1.51%	$7.68
Institutional Class
Actual	$1,000.00	$1,096.80	1.17%	$6.18

Hypothetical	$1,000.00	$1,019.31	1.17%	$5.96
Class A
Actual	$1,000.00	$1,094.10	1.62%	$8.55

Hypothetical	$1,000.00	$1,017.04	1.62%	$8.24
Class C
Actual	$1,000.00	$1,092.00	2.08%	$10.97

Hypothetical	$1,000.00	$1,014.72	2.08%	$10.56
Advisor Class
Actual	$1,000.00	$1,096.50	1.19%	$6.29

Hypothetical	$1,000.00	$1,019.21	1.19%	$6.06
Forward International Small Companies Fund
Investor Class
Actual	$1,000.00	$1,211.30	1.64%	$9.14

Hypothetical	$1,000.00	$1,016.94	1.64%	$8.34
Institutional Class
Actual	$1,000.00	$1,214.10	1.30%	$7.25

Hypothetical	$1,000.00	$1,018.65	1.30%	$6.61
Advisor Class
Actual	$1,000.00	$1,212.60	1.34%	$7.47

Hypothetical	$1,000.00	$1,018.45	1.34%	$6.82
Forward Select EM Dividend Fund
Investor Class
Actual	$1,000.00	$1,002.40	1.89%	$9.54

Hypothetical	$1,000.00	$1,015.68	1.89%	$9.60
Institutional Class
Actual	$1,000.00	$1,005.20	1.54%	$7.78

Hypothetical	$1,000.00	$1,017.44	1.54%	$7.83

December 31, 2013	58

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2013

Forward Select EM Dividend Fund (continued)	Beginning Account Value 07/01/13	Ending Account Value 12/31/13	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/13-12/31/13
Class C
Actual	$1,000.00	$999.40	2.49%	$12.55

Hypothetical	$1,000.00	$1,012.65	2.49%	$12.63
Advisor Class
Actual	$1,000.00	$1,004.10	1.61%	$8.13

Hypothetical	$1,000.00	$1,017.09	1.61%	$8.19
Forward Small Cap Equity Fund
Investor Class
Actual	$1,000.00	$1,148.70	1.44%	$7.80

Hypothetical	$1,000.00	$1,017.95	1.44%	$7.32
Institutional Class
Actual	$1,000.00	$1,151.00	1.14%	$6.18

Hypothetical	$1,000.00	$1,019.46	1.14%	$5.80
Advisor Class
Actual	$1,000.00	$1,150.10	1.19%	$6.45

Hypothetical	$1,000.00	$1,019.21	1.19%	$6.06
Forward Tactical Enhanced Fund
Investor Class
Actual	$1,000.00	$988.20	1.86%	$9.32

Hypothetical	$1,000.00	$1,015.83	1.86%	$9.45
Institutional Class
Actual	$1,000.00	$990.10	1.50%	$7.52

Hypothetical	$1,000.00	$1,017.64	1.50%	$7.63
Class A
Actual	$1,000.00	$987.40	2.00%	$10.02

Hypothetical	$1,000.00	$1,015.12	2.00%	$10.16
Class C
Actual	$1,000.00	$985.30	2.46%	$12.31

Hypothetical	$1,000.00	$1,012.80	2.46%	$12.48
Advisor Class
Actual	$1,000.00	$990.20	1.47%	$7.37

Hypothetical	$1,000.00	$1,017.80	1.47%	$7.48
Forward Tactical Growth Fund
Investor Class
Actual	$1,000.00	$1,094.60	1.74%	$9.19

Hypothetical	$1,000.00	$1,016.43	1.74%	$8.84

59	December 31, 2013

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2013

Forward Tactical Growth Fund (continued)	Beginning Account Value 07/01/13	Ending Account Value 12/31/13	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/13-12/31/13
Institutional Class
Actual	$1,000.00	$1,096.70	1.39%	$7.35

Hypothetical	$1,000.00	$1,018.20	1.39%	$7.07
Class A
Actual	$1,000.00	$1,093.70	1.89%	$9.97

Hypothetical	$1,000.00	$1,015.68	1.89%	$9.60
Class C
Actual	$1,000.00	$1,091.40	2.34%	$12.34

Hypothetical	$1,000.00	$1,013.41	2.34%	$11.88
Advisor Class
Actual	$1,000.00	$1,096.40	1.44%	$7.61

Hypothetical	$1,000.00	$1,017.95	1.44%	$7.32
Forward Commodity Long/Short Strategy Fund
Investor Class
Actual	$1,000.00	$992.70	1.76%	$8.84

Hypothetical	$1,000.00	$1,016.33	1.76%	$8.94
Institutional Class
Actual	$1,000.00	$994.40	1.40%	$7.04

Hypothetical	$1,000.00	$1,018.15	1.40%	$7.12
Class C
Actual	$1,000.00	$989.50	2.34%	$11.73

Hypothetical	$1,000.00	$1,013.41	2.34%	$11.88
Advisor Class
Actual	$1,000.00	$993.70	1.43%	$7.19

Hypothetical	$1,000.00	$1,018.00	1.43%	$7.27
Class Z
Actual	$1,000.00	$994.20	1.35%	$6.79

Hypothetical	$1,000.00	$1,018.40	1.35%	$6.87
Forward Managed Futures Strategy Fund
Investor Class
Actual	$1,000.00	$999.20	2.58%	$13.00

Hypothetical	$1,000.00	$1,012.20	2.58%	$13.09
Institutional Class
Actual	$1,000.00	$1,000.90	2.24%	$11.30

Hypothetical	$1,000.00	$1,013.91	2.24%	$11.37

December 31, 2013	60

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2013

Forward Managed Futures Strategy Fund (continued)	Beginning Account Value 07/01/13	Ending Account Value 12/31/13	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/13-12/31/13
Class C
Actual	$1,000.00	$996.00	3.19%	$16.05

Hypothetical	$1,000.00	$1,009.12	3.19%	$16.15
Class Z
Actual	$1,000.00	$1,001.10	2.20%	$11.10

Hypothetical	$1,000.00	$1,014.12	2.20%	$11.17

(a) Annualized, based on the Fund’s most recent fiscal half year expenses.

(b) Expenses are equal to The Fund’s annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 365.

(c) The Forward Dynamic Income Fund commenced operations on August 1, 2013. Actual expenses on this fund are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days since the Fund launched (152), then divided by 365.

61	December 31, 2013

Portfolio of Investments (Note 10)

Forward Credit Analysis Long/Short Fund

Principal Amount		Value (Note 2)

Municipal Bonds: 94.03%
Alabama: 5.41%

$15,000,000	County of Jefferson, Alabama Sewer Convertible Revenue Warrants (Capital Appreciation), Sub-Lien, Series F 7.900%, 10/01/50(a)	$6,828,150

Arizona: 2.18%

2,800,000	Salt Verde, Arizona, FINANCIAL Corp., Sr. Gas Revenue Bonds 5.000%, 12/01/32	2,746,184

California: 18.74%

	California County Tobacco Securitization Agency, Convertible Asset-Backed Revenue Bonds, (Los Angeles County)

4,600,000	5.450%, 06/01/28	4,128,546

5,000,000	5.600%, 06/01/36	3,971,800

500,000	California Educational Facilities Authority, General Obligation Revenue Bonds (San Francisco University) 5.000%, 10/01/21	562,315

1,800,000	California State Public Works Board, Revenue Bonds (Build America Bonds), Series G-2 8.361%, 10/01/34	2,200,878

2,500,000	Foothill-Eastern Transportation Corridor Agency, California, Toll Road Refunding Revenue Bonds, Series B-3 5.500%, 01/15/53	2,614,100

2,500,000	Golden State Tobacco Securitization Corp., Asset-Backed Revenue Bonds (California Tobacco Settlement), Sr. Series A-1 5.750%, 06/01/47	1,854,600

1,000,000	Long Beach, California Bond Finance Authority, Revenue Bonds, Series A 5.000%, 11/15/15	1,067,320

4,000,000	Northern California Gas Authority, No. 1 Revenue Bonds, VRDN 0.885%, 07/01/27(b)	3,223,000

	Stockton Public Financing Authority, Revenue Bonds (Delta Water Supply Project), Series A

1,000,000	6.125%, 10/01/35	1,068,300

2,750,000	6.250%, 10/01/40	2,942,115

		23,632,974

Principal Amount		Value (Note 2)

Georgia: 1.00%

$ 1,200,000	Municipal Electric Authority of Georgia, Revenue Bonds, (Build America Bonds, Plant Vogtle Units 3&4 Project J), Series A 6.637%, 04/01/57	$1,262,568

Illinois: 0.60%

675,000	Railsplitter Tobacco Settlement Authority, Revenue Bonds 5.000%, 06/01/17	753,793

Iowa: 14.09%

1,000,000	Iowa Finance Authority, Midwestern Disaster Area Revenue Bonds (Iowa Fertilizer Co., Project) 5.000%, 12/01/19	960,430

9,965,000	Iowa Tobacco Settlement Authority, Asset-Backed Revenue Bonds (Capital Appreciation), Series B 5.600%, 06/01/34	8,235,873

5,000,000	Iowa Tobacco Settlement Authority, Asset-Backed Revenue Bonds, Series A 6.500%, 06/01/23	4,862,800

5,000,000	Iowa Tobacco Settlement Authority, Asset-Backed Revenue Bonds, Series C 5.625%, 06/01/46	3,717,600

		17,776,703

Louisiana: 10.65%

3,000,000	Louisiana Public Facilities Authority, Revenue Bonds (Ochsner Clinic Foundation Project) 6.250%, 05/15/31	3,186,570

9,950,000	Tobacco Settlement Financing Corp., Asset-Backed Revenue Bonds, Series A 5.500%, 05/15/29	10,246,609

		13,433,179

New Jersey: 1.84%

1,000,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds (Virtua Health, Inc.) 5.000%, 07/01/29	1,046,410

1,380,000	New Jersey Tobacco Settlement Financing Corp., Revenue Bonds, Series 1A 4.500%, 06/01/23	1,273,864

		2,320,274

December 31, 2013	62	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Credit Analysis Long/Short Fund

Principal Amount		Value (Note 2)

New York: 19.92%

$ 5,910,000	Erie Tobacco Asset Securitization Corp., Asset-Backed Revenue Bonds (New York Tobacco Settlement), Series E 6.000%, 06/01/28	$5,314,154

5,230,000	Nassau County Tobacco Settlement Corp., Asset-Backed Revenue Bonds, Series A-3 5.125%, 06/01/46	3,563,879

	New York City, Industrial Development Agency, Special Facilities Revenue Bonds (American Airlines, Inc. - JFK International Airport), VRDN

9,000,000	7.750%, 08/01/31(b)(c)	9,728,010

6,000,000	8.000%, 08/01/28(b)(c)	6,521,880

		25,127,923

North Carolina: 0.68%

825,000	North Carolina Municipal Power Agency, No. 1 Revenue Bonds (Catawba Electric), Series A 5.000%, 01/01/30	861,572

Ohio: 3.02%

765,000	American Municipal Power-Ohio, Inc., Revenue Bonds (Build America Bonds) 6.053%, 02/15/43	804,221

1,785,000	Buckeye, Ohio Tobacco Settlement Financing Authority, Revenue Bonds (Asset Backed Sr. Turbo), Series A-2 5.875%, 06/01/47	1,327,487

1,500,000	County of Hancock, Ohio Hospital Revenue Bonds (Blanchard Valley Regional Health Center) 5.750%, 12/01/26	1,670,760

		3,802,468

Tennessee: 6.16%

2,000,000	Johnson City Health & Educational Facilities Board, Hospital Revenue Bonds (Mountain States Health Alliance) 6.000%, 07/01/38	2,116,420

5,835,000	Sullivan County, Tennessee, Health Educational & Housing Facilities Board, Hospital Revenue Bonds (Wellmont Health System Project), Series C 5.250%, 09/01/36	5,654,290

		7,770,710

Principal Amount		Value (Note 2)

Texas: 3.99%

$ 2,000,000	Brazos River Authority Texas, Pollution Control Revenue Bonds (Refunding Texas Electric Co.-A-Rmkt) 8.250%, 10/01/30	$62,500

2,600,000	Texas Municipal Gas Acquisition & Supply Corp., Gas Supply Revenue Bonds, Sr. Lien, Series B, VRDN 0.863%, 12/15/26(b)	2,100,904

2,500,000	Texas Municipal Gas Acquisition & Supply Corp., I, Gas Supply Revenue Bonds, Sr. Lien, Series D 6.250%, 12/15/26	2,854,150

525,000	Trinity River Authority Texas, Pollution Control Revenue Bonds (Texas Electric Co. Project) 6.250%, 05/01/28	16,406

		5,033,960

West Viginia: 2.89%

4,685,000	Tobacco Settlement Finance Authority of West Virginia, Asset-Backed Revenue Bonds, Series A 7.467%, 06/01/47	3,644,040

Wisconsin: 2.86%

3,275,000	Wisconsin State General Fund Annual Appropriation, Revenue Bonds, Series A 5.750%, 05/01/33	3,607,937

	Total Municipal Bonds (Cost $121,345,228)	118,602,435

Par Value

Short-Term Securities: 11.64%

14,700,000	U.S. Treasury Bill, Discount Notes 0.125%, due 12/11/14(d)	14,684,418

	Total Short-Term Securities (Cost $14,681,516)	14,684,418

	Total Investments: 105.67% (Cost $136,026,744)	133,286,853

	Net Other Assets and Liabilities: (5.67)%	(7,149,829)

	Net Assets: 100.00%	$126,137,024

See Notes to Financial Statements	63	December 31, 2013

Portfolio of Investments (Note 10)

Forward Credit Analysis Long/Short Fund

Percentages are stated as a percent of net assets.

(a) Represents a step-up bond. Rate disclosed is as of December 31, 2013.

(b) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2013.

(c) Security in default on prior interest payments, pending the outcome of the bankruptcy filing. Security deemed to be liquid under the procedures approved by the Fund’s Board of Trustees.

(d) Rate shown represents the bond equivalent yield to maturity at date of purchase.

Investment Abbreviations:

Sr. — Senior

VRDN — Variable Rate Demand Notes

December 31, 2013	64	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Dynamic Income Fund

Shares		Value (Note 2)

Closed-End Funds: 2.11%
Financials: 2.11%

1,700	Kayne Anderson MLP Investment Co.	$67,745

	Total Closed-End Funds (Cost $67,402)	67,745

Common Stocks: 44.50%
Consumer Discretionary: 5.36%

500	Buckle, Inc.	26,280

1,000	L Brands, Inc.	61,850

300	Las Vegas Sands Corp.	23,661

800	Vail Resorts, Inc.	60,184

		171,975

Consumer Staples: 19.77%

882	Clorox Co.	81,814

1,200	ConAgra Foods, Inc.	40,440

500	Costco Wholesale Corp.	59,505

740	CVS Caremark Corp.	52,962

1,500	Dr Pepper Snapple Group, Inc.	73,080

2,000	General Mills, Inc.	99,821

1,220	Kraft Foods Group, Inc.	65,782

1,120	Procter & Gamble Co.	91,179

2,160	Safeway, Inc.	70,351

		634,934

Energy: 5.12%

500	ConocoPhillips	35,325

1,000	Diamond Offshore Drilling, Inc.	56,920

2,000	Kinder Morgan, Inc.	72,000

		164,245

Financials: 2.11%

300	Boston Properties, Inc.	30,111

1,000	First Industrial Realty Trust, Inc.	17,450

2,000	Strategic Hotels & Resorts, Inc.(a)	18,900

100	Whitestone REIT, Class B	1,337

		67,798

Healthcare: 1.11%

5,305	Balda AG(a)	35,673

Shares		Value (Note 2)

Information Technology: 2.82%

1,500	Paychex, Inc.	$68,295

300	Qualcomm, Inc.	22,275

		90,570

Materials: 1.43%

2,000	Newmont Mining Corp.	46,060

Telecommunication Services: 5.63%

1,400	AT&T, Inc.	49,224

1,400	Verizon Communications, Inc.	68,796

1,600	Vodafone Group Plc, Sponsored ADR	62,896

		180,916

Utilities: 1.15%

800	Edison International	37,040

	Total Common Stocks (Cost $1,405,405)	1,429,211

Limited Partnerships: 2.03%
Energy: 2.03%

2,500	Calumet Specialty Products Partners LP	65,050

	Total Limited Partnerships (Cost $65,062)	65,050

Preferred Stocks: 13.41%
Financials: 10.23%

2,100	Campus Crest Communities, Inc. Series A, 8.000%	51,870

4,000	CBL & Associates Properties, Inc. Series D, 7.375%	95,000

3,000	Excel Trust, Inc. Series B, 8.125%	77,850

3,000	Gramercy Property Trust, Inc. Series A, 8.125%	103,560

		328,280

See Notes to Financial Statements	65	December 31, 2013

Portfolio of Investments (Note 10)

Forward Dynamic Income Fund

Shares		Value (Note 2)

Utilities: 3.18%

4,000	Gastar Exploration USA, Inc. Series B, 10.750%	$102,200

	Total Preferred Stocks (Cost $426,193)	430,480

	Total Investments: 62.05% (Cost $1,964,062)	1,992,486

	Net Other Assets and Liabilities: 37.95%	1,218,355	(b)

	Net Assets: 100.00%	$3,210,841

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) Includes cash which is being held as collateral for futures contracts.

Futures Contracts

Description	Position	Contracts	Expiration Date	Value	Unrealized Gain
E-mini S&P 500® Futures	Long	4	03/24/14	$368,220	$211
Total Futures Contracts				$368,220	$211

Investment Abbreviations:

ADR — American Depositary Receipt

LP — Limited Partnership

MLP — Master Limited Partnership

REIT — Real Estate Investment Trust

S&P — Standard & Poor’s

December 31, 2013	66	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward EM Corporate Debt Fund

Shares			Value (Note 2)

Common Stocks: 0.90%
Colombia: 0.90%

178,200	Pacific Rubiales Energy Corp.		$3,075,732

	Total Common Stocks (Cost $4,260,754)		3,075,732

Principal Amount		Currency

Foreign Government Obligations: 7.17%
Argentina: 5.16%

	Provincia de Buenos Aires, Sr. Unsec. Notes

4,100,000	10.875%, 01/26/21(a)	USD	3,618,250

100,000	10.875%, 01/26/21(b)	USD	88,250

10,121,000	11.750%, 10/05/15(a)	USD	9,918,580

316,350,000	Republic of Argentina, GDP-Linked Security 0.000%, 12/15/35(c)(d)	ARS	3,970,197

			17,595,277

Brazil: 0.89%

3,000,000	Banco Nacional de Desenvolvimento Economico e Social, Sr. Unsec. Notes 3.375%, 09/26/16(b)(e)	USD	3,037,500

Mozambique: 1.12%

4,000,000	Mozambique EMATUM Finance 2020 BV, Sr. Unsec. Notes 6.305%, 09/11/20	USD	3,820,000

	Total Foreign Government Obligations (Cost $23,928,051)		24,452,777

Asset-Backed Securities: 5.66%
China: 5.66%

11,850,000	Sealane Trade Finance, Ltd., Series 2011-1X, Class A 14.239%, 02/12/16(f)	USD	12,421,881

5,000,000	Start CLO, Ltd., Series 2010-6A, Class A 16.248%, 04/01/14(b)(f)	USD	5,080,700

1,700,000	Start CLO, Ltd., Series 2011-7A, Class A 15.242%, 06/09/15(b)(f)	USD	1,794,877

			19,297,458

	Total Asset-Backed Securities (Cost $19,274,688)		19,297,458

Principal Amount		Currency	Value (Note 2)

Convertible Corporate Bonds: 1.20%
Indonesia: 1.20%

6,600,000	Enercoal Resources Pte, Ltd. 9.250%, 08/05/14	USD	$4,092,000

	Total Convertible Corporate Bonds (Cost $5,796,913)		4,092,000

Corporate Bonds: 94.40%
Argentina: 2.60%

8,271,000	Cia de Transporte de Energia Electrica en Alta Tension Transener SA, Sr. Unsec. Notes 9.750%, 08/15/21(b)	USD	5,582,925

	Empresa Distribuidora Y Comercializadora Norte, Sr. Unsec. Notes

950,000	9.750%, 10/25/22(b)	USD	653,125

3,825,000	9.750%, 10/25/22(a)	USD	2,629,688

			8,865,738

Azerbaijan: 0.54%

1,750,000	Azerbaijan Railways, Unsec. Notes 8.250%, 02/18/16(e)	USD	1,828,638

Bolivia: 3.09%

10,500,000	Trilogy International Partners Llc/Trilogy International Finance, Inc., First Lien Notes 10.250%, 08/15/16(b)	USD	10,552,500

Brazil: 6.78%

4,050,000	Aralco Finance SA, Sr. Unsec. Notes 10.125%, 05/07/20(b)	USD	2,308,500

4,850,000	Arcos Dorados Holdings, Inc., Sr. Unsec. Notes 6.625%, 09/27/23(b)(e)	USD	4,937,300

4,700,000	Cia de Saneamento Basico do Estado de Sao Paulo, Sr. Unsec. Notes 6.250%, 12/16/20(a)	USD	4,861,492

7,365,000	General Shopping Investments Ltd., Sub. Notes, Perpetual Maturity 12.000%, 12/20/49(a)(g)	USD	6,352,312

	Virgolino de Oliveira Finance, Ltd., Sr. Unsec. Notes

See Notes to Financial Statements	67	December 31, 2013

Portfolio of Investments (Note 10)

Forward EM Corporate Debt Fund

Principal Amount		Currency	Value (Note 2)

Brazil (continued): 6.78%

1,000,000	10.500%, 01/28/18(a)	USD	$690,000

5,750,000	11.750%, 02/09/22(a)	USD	3,967,500

			23,117,104

Chile: 1.36%

6,298,045	Inversiones Alsacia SA, Sec. Notes 8.000%, 08/18/18(a)	USD	4,629,063

China: 5.59%

2,000,000	Baidu, Inc., Sr. Unsec. Notes 3.250%, 08/06/18(e)	USD	2,025,604

750,000	CNOOC Curtis Funding No. 1, Ltd., Sr. Unsec. Notes 4.500%, 10/03/23(b)	USD	744,619

3,000,000	CNOOC Finance 2013, Ltd., Sr. Unsec. Notes 3.000%, 05/09/23(e)	USD	2,680,503

4,000,000	Sinopec Capital 2013, Ltd., Sr. Unsec. Notes 4.250%, 04/24/43(b)(e)	USD	3,337,232

6,800,000	State Grid Overseas Investment 2013, Ltd., Sr. Unsec. Notes 3.125%, 05/22/23(b)(e)	USD	6,226,637

4,000,000	Tencent Holdings, Ltd., Sr. Unsec. Notes 3.375%, 03/05/18(b)(e)	USD	4,052,988

			19,067,583

Colombia: 9.07%

4,800,000	Avianca Holdings SA, Sr. Unsec. Notes 8.375%, 05/10/20(b)(e)	USD	4,992,000

555,000	8.375%, 05/10/20(a)	USD	577,200

4,400,000	Bancolombia SA, Sub. Notes 5.125%, 09/11/22(e)	USD	4,158,000

5,273,000	Colombia Telecomunicaciones SA ESP, Sr. Unsec. Notes 5.375%, 09/27/22(b)(e)	USD	4,943,437

2,005,000	Gruposura Finance, Sr. Unsec. Notes 5.700%, 05/18/21(a)	USD	2,085,200

4,000,000	Millicom International Cellular SA, Sr. Unsec. Notes 6.625%, 10/15/21(b)	USD	4,158,000

850,000	Pacific Rubiales Energy Corp., Sr. Unsec. Notes 7.250%, 12/12/21(b)	USD	905,250

Principal Amount		Currency	Value (Note 2)

1,400,000	7.250%, 12/12/21(a)(e)	USD	$1,491,000

7,185,000	Transportadora de Gas Internacional SA ESP, Sr. Unsec. Notes 5.700%, 03/20/22(a)(e)	USD	7,643,044

			30,953,131

Costa Rica: 0.58%

2,000,000	Banco Nacional de Costa Rica, Sr. Unsec. Notes 4.875%, 11/01/18(b)(e)	USD	1,965,000

Guatemala: 1.47%

5,000,000	Bantrab Senior Trust, Sr. Unsec. Notes 9.000%, 11/14/20(b)(e)	USD	5,003,125

Hong Kong: 2.87%

4,630,000	CFG Investment SAC, Sr. Unsec. Notes 9.750%, 07/30/19(b)(e)	USD	4,491,100

3,936,000	9.750%, 07/30/19(a)	USD	3,817,920

1,500,000	Hutchison Whampoa International 12, II Ltd., Sr. Unsec. Notes 2.000%, 11/08/17(b)(e)	USD	1,483,565

			9,792,585

Indonesia: 2.49%

100,000	Berau Capital Resources Pte, Ltd., First Lien Notes 12.500%, 07/08/15(b)	USD	106,000

3,996,000	12.500%, 07/08/15(a)(e)	USD	4,235,760

5,500,000	Perusahaan Listrik Negara PT, Sr. Unsec. Notes 5.250%, 10/24/42(b)(e)	USD	4,152,500

			8,494,260

Israel: 0.54%

	Teva Pharmaceutical Finance IV Llc, Sr. Unsec. Notes
1,930,000	2.250%, 03/18/20(e)	USD	1,835,718

Kazakhstan: 2.72%

	Tristan Oil, Ltd., Sec. Notes
15,228,000	0.000%, 01/01/16(a)	USD	9,289,080

Malaysia: 1.90%

	Special Port Vehicle Sdn Bhd, Asset Backed Bonds, Series 8
22,000,000	5.300%, 07/30/14(h)	MYR	6,479,438

December 31, 2013	68	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward EM Corporate Debt Fund

Principal Amount		Currency	Value (Note 2)

Mexico: 12.08%

	Banco Santander SA, Sub. Notes
2,000,000	5.950%, 01/30/24(b)(f)	USD	$2,030,000

	BBVA Bancomer SA, Sub. Notes
5,850,000	6.750%, 09/30/22(b)(e)	USD	6,244,875

	Cemex SAB de CV, Sec. Notes
6,000,000	6.500%, 12/10/19(b)(e)	USD	6,213,000

	Comision Federal de Electricidad, Sr. Unsec. Notes
750,000	4.875%, 01/15/24(b)	USD	746,250

	Grupo Senda Autotransporte SA de CV, First Lien Notes
6,965,000	10.500%, 10/03/15(a)	USD	7,104,300

	Maxcom Telecomunicaciones SAB de CV, First Lien Notes
11,338,118	6.000%, 06/15/20(i)	USD	9,694,091

	Office Depot de Mexico SA de CV, Sr. Unsec. Notes
5,950,000	6.875%, 09/20/20(b)	USD	6,069,000

	Petroleos Mexicanos, Sr. Unsec. Notes
3,000,000	3.500%, 07/18/18(e)	USD	3,086,250

			41,187,766

Nigeria: 2.67%

	Sea Trucks Group, Ltd., First Lien Notes
9,400,000	9.000%, 03/26/18(b)	USD	9,094,500

Peru: 2.54%

	Corp. Lindley SA, Sr. Unsec. Notes
1,000,000	6.750%, 11/23/21(a)	USD	1,060,000

	Pesquera Exalmar S.A.A., Sr. Unsec. Notes
5,100,000	7.375%, 01/31/20(b)	USD	4,666,500

	SAN Miguel Industrias Pet SA, Sr. Unsec. Notes
2,850,000	7.750%, 11/06/20(b)	USD	2,928,375

			8,654,875

Poland: 0.82%

	PKO Finance AB, Sr. Unsec. Notes
2,800,000	4.630%, 09/26/22(b)(e)	USD	2,797,900

Principal Amount		Currency	Value (Note 2)

Qatar: 1.72%

	Qtel International Finance, Ltd., Sr. Unsec. Notes
1,000,000	3.250%, 02/21/23(b)	USD	$897,861

	Ras Laffan Liquefied Natural Gas Co., Ltd. II, Sec. Notes
4,616,300	5.298%, 09/30/20(a)(e)	USD	4,974,063

			5,871,924

Russia: 12.23%

	Alfa Bank OJSC Via Alfa Bond Issuance Plc, Sr. Unsec. Notes

2,500,000	7.750%, 04/28/21(a)(e)	USD	2,684,375

165,000,000	8.625%, 04/26/16(b)	RUB	5,017,573

	Borets Finance, Ltd., Unsec. Notes
4,100,000	7.625%, 09/26/18(b)	USD	4,079,500

	EDC Finance, Ltd., Sr. Unsec. Notes
300,000	4.875%, 04/17/20(b)	USD	292,125

	Federal Grid Co., OJSC via Federal Grid Finance, Ltd., Unsec. Notes
100,000,000	8.446%, 03/13/19	RUB	3,032,744

	Gazprom OAO Via Gaz Capital SA, Sr. Unsec. Notes
2,000,000	4.375%, 09/19/22(b)	USD	1,842,500

2,000,000	7.288%, 08/16/37(a)	USD	2,117,500

	RusHydro Finance, Ltd., Sec. Notes
47,000,000	7.875%, 10/28/15	RUB	1,423,961

	Russian Agricultural Bank OJSC Via RSHB Capital SA, Sub. Notes
5,000,000	8.500%, 10/16/23(b)	USD	5,048,750

2,500,000	RZD Capital, Ltd., Sr. Unsec. Notes 5.700%, 04/05/22(a)	USD	2,551,875

3,000,000	Sberbank of Russia Via SB Capital SA, Sub. Notes 5.125%, 10/29/22(a)(e)	USD	2,880,000

1,125,000	VTB Bank OJSC Via VTB Capital SA, Sr. Unsec. Notes 6.000%, 04/12/17(b)	USD	1,198,125

1,000,000	6.000%, 04/12/17(a)	USD	1,065,000

8,014,066	Wind Acquisition Holdings Finance SA, First Lien PIK Notes 12.250% (or 12.250% PIK) 07/15/17(b)	USD	8,474,875

			41,708,903

See Notes to Financial Statements	69	December 31, 2013

Portfolio of Investments (Note 10)

Forward EM Corporate Debt Fund

Principal Amount		Currency	Value (Note 2)

Saudi Arabia: 1.50%

5,650,000	Saudi Electricity Global Sukuk Co. 2, Unsec. Notes 5.060%, 04/08/43(b)(e)	USD	$5,113,815

Singapore: 1.07%

1,025,000	Singapore Telecommunications, Ltd., Sr. Unsec. Notes 7.375%, 12/01/31(a)(e)	USD	1,293,668

3,000,000	Temasek Financial I, Ltd., Sr. Unsec. Notes 3.375%, 07/23/42(b)(e)	USD	2,360,163

			3,653,831

Slovenia: 1.41%

3,450,000	Adria Bidco BV, Sec. Notes 7.875%, 11/15/20(b)	EUR	4,803,137

South Africa: 0.63%

2,000,000	Myriad International Holdings BV, Sr. Unsec. Notes 6.000%, 07/18/20(b)	USD	2,150,000

South Korea: 3.49%

1,800,000	Doosan Infracore Co., Ltd., Sr. Unsec. Notes 3.250%, 10/05/42(e)(f)	USD	1,750,588

1,500,000	Korea East-West Power Co., Ltd., Sr. Unsec. Notes 2.500%, 07/16/17(b)(e)	USD	1,502,346

4,000,000	Korea Finance Corp., Sr. Unsec. Notes 2.250%, 08/07/17	USD	4,007,532

2,000,000	Korea Resources Corp., Sr. Unsec. Notes 2.125%, 05/02/18(b)	USD	1,936,946

1,700,000	Lotte Shopping Co., Ltd., Sr. Unsec. Notes 3.375%, 05/09/17(b)(e)	USD	1,744,148

1,000,000	SK Telecom Co., Ltd., Sr. Unsec. Notes 2.125%, 05/01/18(b)(e)	USD	972,855

			11,914,415

Supranational: 1.14%

3,800,000	Eurasian Development Bank, Sr. Unsec. Notes 5.000%, 09/26/20(b)(e)	USD	3,885,500

Principal Amount		Currency	Value (Note 2)

Turkey: 1.49%

3,000,000	KOC Holding AS, Sr. Unsec. Notes 3.500%, 04/24/20(a)(e)	USD	$2,583,600

2,800,000	Turkiye Garanti Bankasi AS, Sr. Unsec. Notes 5.250%, 09/13/22(a)(e)	USD	2,515,800

			5,099,400

Ukraine: 1.82%

1,000,000	Mriya Agro Holding Plc, Sr. Unsec. Notes 9.450%, 04/19/18(b)	USD	865,000

2,300,000	9.450%, 04/19/18(a)	USD	1,989,500

3,800,000	Ukrlandfarming Plc, Unsec. Notes 10.875%, 03/26/18(b)	USD	3,372,500

			6,227,000

United Arab Emirates: 4.78%

1,500,000	Dolphin Energy, Ltd., Sec. Notes 5.500%, 12/15/21(b)(e)	USD	1,642,500

5,655,046	Doric Nimrod Air, First Lien Notes 5.125%, 11/30/24(b)	USD	5,739,871

2,700,000	Dubai Electricity & Water Authority, Sr. Unsec. Notes 7.375%, 10/21/20(a)(e)	USD	3,159,000

	MDC BV, Gtd. Medium-Term Notes
1,750,000	5.750%, 05/06/14(a)(e)	USD	1,778,000

	Millennium Offshore Services Superholdings Llc, Sec. Notes

3,800,000	9.500%, 02/15/18(b)(e)	USD	3,971,000

			16,290,371

United Kingdom: 1.43%

4,800,000	Tullow Oil Plc, Sr. Unsec. Notes 6.000%, 11/01/20(b)(e)	USD	4,896,000

United States: 1.75%

5,005,584	Continental Airlines 1997-4 Class A Pass Through Trust, Series 974A 6.900%, 07/02/19	USD	5,305,919

1,300,000	MF Global Holdings, Ltd., Sr. Unsec. Notes 6.250%, 08/08/16(j)	USD	650,000

			5,955,919

December 31, 2013	70	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward EM Corporate Debt Fund

Principal Amount		Currency	Value (Note 2)

Venezuela: 0.23%

2,507,500	Sidetur Finance BV, Sr. Unsec. Notes 10.000%, 04/20/16(a)(k)	USD	$777,325

	Total Corporate Bonds (Cost $329,680,293)		321,955,544

Credit-Linked Notes: 1.46%
Azerbaijan: 1.46%

5,000,000	VTB Capital Plc, (International Bank Of Azerbaijan OJSC) 5.000%, 06/17/14	USD	4,997,500

	Total Credit-Linked Notes (Cost $4,982,191)		4,997,500

Par Value

Short-Term Securities: 3.52%
Nigeria: 3.52%

2,144,000,000	Nigeria Treasury Bill, Discount Notes 12.960%, due 12/04/2014	NGN	11,994,604

	Total Short-Term Securities (Cost $12,095,255)		11,994,604

	Total Investments: 114.31% (Cost $400,018,145)		389,865,615

	Net Other Assets and Liabilities: (14.31)%		(48,799,297	)(l)

	Net Assets: 100.00%		$341,066,318

Percentages are stated as a percent of net assets.

(a) Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold by the issuer in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At period end, the aggregate market value of those securities was $104,340,095 representing 30.59% of net assets.

(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $193,194,619, representing 56.64% of net assets.

(c) Non-income producing security.

(d) Payment, if any, is equal to the Available Excess GDP, as per the terms defined in The Republic of Argentina Prospectus dated April 27, 2010.

(e) Security, or portion of security, is being held as collateral for the line(s) of credit. At period end, the aggregate market value of those securities was $142,570,097, representing 41.80% of net assets.

(f) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2013.

(g) This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(h) Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.

(i) Represents a step-up bond. Rate disclosed is as of December 31, 2013.

(j) Security in default on interest payments. Pending the outcome of the bankruptcy filing. Security deemed to be liquid under the procedures approved by the Fund’s Board of Trustees.

(k) Security in default on interest payments.

(l) Includes cash which is being held as collateral for futures contracts.

See Notes to Financial Statements	71	December 31, 2013

Portfolio of Investments (Note 10)

Forward EM Corporate Debt Fund

Futures Contracts

Description	Position	Contracts	Expiration Date	Currency	Value	Unrealized Gain
U.S. 10 Yr. Note Future	Short	(88)	03/21/2014	USD	$(10,828,127)	$198,089
U.S. Long Bond Future	Short	(44)	03/21/2014	USD	(5,645,750)	102,982
Total Futures Contracts					$(16,473,877)	$301,071

Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees is as follows:

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
03/04/13-07/02/13	Special Port Vehicle Sdn Bhd, Asset Backed Bonds, Series 8 5.300%, 07/30/14(h)	$6,855,412	$6,479,438	1.90%

Investment Abbreviations:

GDP — Gross Domestic Product

Gtd. — Guaranteed

PIK — Payment in-kind

Sec. — Secured

Sr. — Senior

Sub. — Subordinated

Unsec. — Unsecured

Currency Abbreviations:

ARS — Argentine Peso

EUR — Euro

MYR — Malaysian Ringgit

NGN — Nigerian Naira

RUB — Russian Ruble

USD — U.S. Dollar

December 31, 2013	72	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Emerging Markets Fund

Shares		Value (Note 2)

Common Stocks: 94.17%
Brazil: 5.00%

34,500	AMBEV SA, ADR	$253,575

50,600	BM&F Bovespa SA	237,209

12,000	Mills Estruturas e Servicos de Engenharia SA	167,850

		658,634

China: 8.81%

354,000	China Machinery Engineering Corp., Class H	286,239

6,100	China Petroleum & Chemical Corp., ADR	501,237

10,300	Mindray Medical International, Ltd., ADR	374,508

		1,161,984

Egypt: 1.36%

10,760	Eastern Tobacco	179,629

Hong Kong: 6.33%

184,000	China Gas Holdings, Ltd.	270,508

41,400	First Pacific Co., Ltd., Sponsored ADR	236,808

6,700	Guangdong Investment, Ltd., Unsponsored ADR	327,161

		834,477

Indonesia: 6.16%

77,500	Enseval Putera Megatrading Tbk PT	24,199

1,545,240	PT Astra Graphia Tbk	212,042

288,200	PT Bank Mandiri Tbk	185,897

650,000	PT Kalbe Farma Tbk	66,763

1,299,500	PT Media Nusantara Citra Tbk	280,295

50,870	PT Tambang Batubara Bukit Asam Tbk	42,635

		811,831

Italy: 8.07%

24,400	Danieli & C. Officine Meccaniche SpA	545,467

22,900	Danieli & C. Officine Meccaniche SpA, Unsponsored ADR	518,914

		1,064,381

Malaysia: 3.31%

111,850	JobStreet Corp. Bhd	84,686

52,000	Malaysia Airports Holdings Bhd	142,879

262,897	Oldtown Bhd	208,680

		436,245

Shares		Value (Note 2)

Mexico: 2.15%

2,900	Fomento Economico Mexicano SAB de CV, Sponsored ADR	$283,823

Nigeria: 1.21%

944,000	Guaranty Trust Bank Plc	159,468

Peru: 3.07%

36,000	Alicorp SA	112,568

2,200	Credicorp, Ltd.	292,006

		404,574

Russia: 6.02%

73,700	Hydraulic Machines and Systems Group Plc, GDR(a)	184,250

7,331	Lukoil OAO, Sponsored ADR	462,733

6,800	Mobile TeleSystems OJSC, Sponsored ADR	147,084

		794,067

Singapore: 6.55%

24,500	China Yuchai International, Ltd.	511,315

193,000	OSIM International, Ltd.	351,757

		863,072

South Africa: 5.31%

15,400	Kumba Iron Ore, Ltd., ADR	211,442

11,900	MTN Group, Ltd.	246,191

9,500	Tiger Brands, Ltd.	241,738

		699,371

South Korea: 2.61%

9,000	Grand Korea Leisure Co., Ltd.	344,530

Spain: 2.41%

35,000	Banco Santander SA, Sponsored ADR	317,450

Sri Lanka: 3.47%

131,453	Commercial Bank of Ceylon Plc, Non-Voting Depository Receipt	93,464

190,924	Hatton National Bank Plc, Non-Voting Depository Receipt	173,700

2,000,000	Piramal Glass Ceylon Plc	68,807

1,050,002	Textured Jersey Lanka, Ltd.	122,019

		457,990

See Notes to Financial Statements	73	December 31, 2013

Portfolio of Investments (Note 10)

Forward Emerging Markets Fund

Shares		Value (Note 2)

Taiwan: 9.34%

226,900	Formosan Rubber Group, Inc.	$213,550

166,700	Kinik Co.	411,108

1,584	Mega Financial Holding Co., Ltd.	1,334

17,200	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	299,968

192,000	Wah Lee Industrial Corp.	305,038

		1,230,998

Thailand: 4.29%

1,310,200	Jasmine International Pcl	267,144

24,000	Kasikornbank Pcl, Non-Voting Depository Receipt	113,938

237,000	RS Pcl	51,208

439,800	Thai Tap Water Supply Pcl	133,840

		566,130

Turkey: 4.33%

112,433	Anadolu Hayat Emeklilik AS	275,198

16,500	Koza Altin Isletmeleri AS	170,451

53,500	Tekfen Holding AS	124,725

		570,374

Shares		Value (Note 2)

Ukraine: 1.57%

12,100	MHP SA, GDR(a)	$206,305

United Kingdom: 2.80%

9,300	Bank of Georgia Holdings Plc	368,840

	Total Common Stocks (Cost $11,737,516)	12,414,173

	Total Investments: 94.17% (Cost $11,737,516)	12,414,173

	Net Other Assets and Liabilities: 5.83%	768,639	(b)

	Net Assets: 100.00%	$13,182,812

Percentages are stated as a percent of net assets.

(a) Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold by the issuer in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At period end, the aggregate market value of those securities was $390,555 representing 2.96% of net assets.

(b) Includes cash which is being held as collateral for futures contracts.

Futures Contracts

Description	Position	Contracts	Expiration Date	Value	Unrealized Gain
MSCI Emerging Markets E-Mini Future	Long	12	03/24/14	$610,080	$2,796
Total Futures Contracts				$610,080	$2,796

Investment Abbreviations:

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

MSCI — Morgan Stanley Capital International

December 31, 2013	74	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Endurance Long/Short Fund

Shares		Value (Note 2)

Common Stocks: 74.77%
Consumer Discretionary: 8.74%

850	Amazon.com, Inc.(a)	$338,971

200	Priceline.com, Inc.(a)	232,480

		571,451

Energy: 4.82%

3,500	Schlumberger, Ltd.(b)	315,385

Financials: 4.52%

4,250	Financial Engines, Inc.(b)	295,290

Healthcare: 1.27%

750	Illumina, Inc.(a)(b)	82,965

Industrials: 0.91%

400	Arcam AB(a)	59,579

Information Technology: 54.51%(c)

3,000	Acxiom Corp.(a)	110,940

700	Apple, Inc.(b)	392,777

2,000	ChannelAdvisor Corp.(a)	83,420

450	CoStar Group, Inc.(a)(b)	83,061

800	Equinix, Inc.(a)	141,960

2,000	FireEye, Inc.(a)	87,220

350	Google, Inc., Class A(a)(b)	392,249

600	Mastercard, Inc., Class A	501,276

8,800	MediaTek, Inc.	130,951

9,000	QUALCOMM, Inc.(b)	668,250

4,000	Splunk, Inc.(a)(b)	274,680

4,000	Stratasys, Ltd.(a)	538,800

2,500	Twitter, Inc.(a)	159,125

		3,564,709

	Total Common Stocks (Cost $4,091,970)	4,889,379

Contracts

Options Purchased: 1.82%

500	CBOE SPX Volatility , Expires March 2014 at $16.00 Call	85,000

Contracts		Value (Note 2)

75	SPDR® S&P 500® ETF Trust , Expires January 2014 at $181.00 Call	$33,975

	Total Options Purchased (Cost $99,346)	118,975

	Total Investments: 76.59% (Cost $4,191,316)	5,008,354

	Net Other Assets and Liabilities: 23.41%	1,530,973	(d)

	Net Assets: 100.00%	$6,539,327

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) Security, or portion of security, is being held as collateral for short sales and options written. At period end, the aggregate market value of those securities was $1,902,351, representing 29.09% of net assets.

(c) When sector categorization is categorized by industry, no industry exceeds the 25% maximum specified in the Statement of Additional Information.

(d) Includes cash which is being held as collateral for short sales and options written.

Schedule of Securities Sold Short
Shares	Description	Value (Note 2)

Common Stocks

(3,000)	Booz Allen Hamilton Holding Corp.	$(57,450)

(3,000)	Cisco Systems, Inc.	(67,350)

(400)	Citrix Systems, Inc.	(25,300)

(600)	CommVault Systems, Inc.	(44,928)

(500)	Groupon, Inc.	(5,885)

(3,500)	GSV Capital Corp.	(42,315)

(1,000)	International Business Machines Corp.	(187,570)

(1,000)	Itron, Inc.	(41,430)

(1,500)	Lexmark International, Inc., Class A	(53,280)

(300)	LinkedIn Corp., Class A	(65,049)

(1,600)	Oracle Corp.	(61,216)

(400)	Rocket Fuel, Inc.	(24,596)

(400)	ServiceNow, Inc.	(22,404)

(2,400)	Symantec Corp.	(56,592)

(500)	ValueClick, Inc.	(11,685)

(4,000)	Western Union Co.	(69,000)

	Total Securities Sold Short (Proceeds $804,329)	$(836,050)

See Notes to Financial Statements	75	December 31, 2013

Portfolio of Investments (Note 10)

Forward Endurance Long/Short Fund

Schedule of Options Written
Contracts	Description	Value (Note 2)

(500)	CBOE SPX Volatility, Expires March 2014 at $21.00 Call	$(42,500)

(10)	Splunk, Inc., Expires January 2014 at $72.50 Call	(500)

(10)	Stratasys, Ltd., Expires January 2014 at $140.00 Call	(2,750)

(30)	Stratasys, Ltd., Expires January 2014 at $145.00 Call	(4,500)

(10)	Twitter, Inc., Expires January 2014 at $85.00 Call	(920)

(10)	Twitter, Inc., Expires January 2014 at $95.00 Call	(450)

	Total Options Written (Proceeds $53,759)	$(51,620)

Investment Abbreviations:

CBOE — Chicago Board Option Exchange

ETF — Exchange-Traded Fund

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depositary Receipts

SPX — Standard & Poor’s 500 Index

December 31, 2013	76	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Global Dividend Fund

Shares		Value (Note 2)

Common Stocks: 94.45%
Australia: 0.63%

39,279	Australand Property Group	$135,028

China: 2.24%

258,000	China Machinery Engineering Corp., Class H	208,615

7,500	Mindray Medical International, Ltd., ADR	272,700

		481,315

France: 3.45%

7,000	Danone	503,839

1,300	LVMH Moet Hennessy Louis Vuitton SA	237,144

		740,983

Germany: 4.33%

21,312	Balda AG(a)	143,311

3,200	Bayer AG, Sponsored ADR	454,400

33,500	RIB Software AG	331,820

		929,531

Hong Kong: 5.91%

132,000	BOC Hong Kong Holdings, Ltd.	423,017

768,000	Dorsett Hospitality International, Ltd.	160,448

236,250	First Pacific Co., Ltd.	268,719

428,000	Guangdong Investment, Ltd.	418,379

		1,270,563

Indonesia: 1.62%

1,094,683	PT Astra Graphia Tbk	150,215

912,000	PT Media Nusantara Citra Tbk	196,713

		346,928

Italy: 4.27%

25,000	Danieli & C Officine Meccaniche SpA	558,880

11,750	Gtech Spa	358,206

		917,086

Japan: 7.00%

22,900	Accordia Golf Co., Ltd.	288,343

6,000	Astellas Pharma, Inc.	354,952

4,400	KDDI Corp.	270,326

17,500	Kuraray Co., Ltd.	208,219

2,000	Lawson, Inc.	149,463

Shares		Value (Note 2)

5,000	Santen Pharmaceutical Co., Ltd.	$232,884

		1,504,187

Malaysia: 0.55%

150,000	Oldtown Bhd	119,066

Mexico: 0.77%

1,700	Fomento Economico Mexicano SAB de CV, Sponsored ADR	166,379

Netherlands: 2.64%

6,848	Nutreco NV	340,186

5,000	Ziggo NV	228,367

		568,553

Pakistan: 1.47%

9,000	Suncor Energy, Inc.	315,519

Peru: 0.93%

1,500	Credicorp, Ltd.	199,095

Singapore: 0.59%

210,000	CSE Global, Ltd.	127,303

South Korea: 2.34%

7,500	Grand Korea Leisure Co., Ltd.	287,109

1,000	SK Telecom Co., Ltd.	217,937

		505,046

Sweden: 2.77%

28,000	Nordea Bank AB	377,217

26,000	TeliaSonera AB	216,470

		593,687

Switzerland: 6.72%

4,200	Novartis AG, ADR	337,596

7,300	Roche Holdings, Ltd., Sponsored ADR	512,460

7,400	Syngenta AG, ADR	591,556

		1,441,612

Taiwan: 1.33%

70,000	Kinik Co.	172,631

71,000	Wah Lee Industrial Corp.	112,801

		285,432

See Notes to Financial Statements	77	December 31, 2013

Portfolio of Investments (Note 10)

Forward Global Dividend Fund

Shares		Value (Note 2)

Thailand: 3.38%

2,750,000	Jasmine International Pcl	$560,712

35,000	Kasikornbank Pcl, Non-Voting Depository Receipt	166,159

		726,871

Turkey: 0.64%

13,400	Koza Altin Isletmeleri AS	138,427

United Kingdom: 7.14%

8,000	Dunelm Group Plc	119,229

5,000	Ensco Plc, Class A	285,900

8,000	HSBC Holdings Plc, Sponsored ADR	441,040

7,200	Unilever Plc, Sponsored ADR	296,640

3,400	WPP Group Plc, Sponsored ADR	390,524

		1,533,333

United States: 33.73%

4,000	3M Co.	560,999

1,775	AvalonBay Communities, Inc.	209,858

1,685	BlackRock, Inc.	533,252

5,300	Cardinal Health, Inc.	354,093

3,600	Chesapeake Utilities Corp.	216,072

3,490	Chevron Corp.	435,935

3,600	CME Group, Inc., Class A	282,456

7,600	Comcast Corp., Class A	394,934

5,530	ConocoPhillips Corp.	390,695

8,430	JPMorgan Chase & Co.	492,986

5,700	KLA-Tencor Corp.	367,422

2,947	McDonald’s Corp.	285,947

6,564	MetLife, Inc.	353,931

3,420	Norfolk Southern Corp.	317,479

14,760	Pfizer, Inc.	452,099

7,460	Qualcomm, Inc.	553,905

5,310	Stanley Black & Decker, Inc.	428,464

5,440	Time Warner, Inc.	379,277

6,100	Williams Cos., Inc.	235,277

		7,245,081

	Total Common Stocks (Cost $16,849,977)	20,291,025

Shares		Value (Note 2)

Preferred Stocks: 1.43%
United States: 1.43%

8,900	Gramercy Property Trust, Inc. Series A, 8.125%	$307,228

	Total Preferred Stocks (Cost $307,603)	307,228

Principal Amount

Agency Pass-Through Securities: 0.17%
United States: 0.17%

$797,058	GNMA 4.000%, 03/16/22(b)	36,403

	Total Agency Pass-Through Securities (Cost $119,439)	36,403

Collateralized Mortgage Obligations: 1.21%
United States: 1.21%

663,337	FHLMC, REMICS 3.000%, 06/15/27(b)(c)	90,209

684,447	4.500%, 10/15/30(b)	109,194

265,482	FNMA, REMICS 3.500%, 11/25/20(b)	21,959

139,350	4.000%, 09/25/20(b)	10,922

301,503	4.000%, 10/25/20(b)	26,787

		259,071

	Total Collateralized Mortgage Obligations (Cost $302,011)	259,071

	Total Investments: 97.26% (Cost $17,579,030)	20,893,727

	Net Other Assets and Liabilities: 2.74%	587,906

	Net Assets: 100.00%	$21,481,633

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) Interest only security.

(c) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2013.

December 31, 2013	78	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Global Dividend Fund

Investment Abbreviations:

ADR — American Depositary Receipt

FHLMC — Federal Home Loan Mortgage Corp.

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

REMICS — Real Estate Mortgage Investment Conduits

See Notes to Financial Statements	79	December 31, 2013

Portfolio of Investments (Note 10)

Forward International Dividend Fund

Shares		Value (Note 2)

Common Stocks: 99.74%
Australia: 1.30%

521,045	Australand Property Group	$1,791,172

1,500,000	NRW Holdings, Ltd.	1,834,903

		3,626,075

Belgium: 1.03%

44,225	EVS Broadcast Equipment SA	2,858,898

Brazil: 1.45%

559,200	BM&F Bovespa SA	2,621,490

100,000	Mills Estruturas e Servicos de Engenharia SA	1,398,750

		4,020,240

Canada: 4.36%

54,200	Bank of Nova Scotia(a)	3,390,210

100,000	Dundee Industrial REIT	833,137

253,440	Holloway Lodging Corp.(a)	949,580

198,000	Suncor Energy, Inc.	6,941,417

		12,114,344

China: 1.93%

3,500,000	China Machinery Engineering Corp., Class H	2,830,043

69,800	Mindray Medical International, Ltd., ADR(a)	2,537,928

		5,367,971

Egypt: 0.70%

116,500	Eastern Tobacco	1,944,866

France: 4.64%

57,500	Danone(a)	4,138,672

14,400	LVMH Moet Hennessy Louis Vuitton SA(a)	2,626,826

52,982	Orpea(a)	3,078,772

84,000	SCOR SE	3,069,831

		12,914,101

Germany: 5.52%

273,026	Balda AG(b)	1,835,949

38,200	Bayer AG, Sponsored ADR(a)	5,424,400

67,617	Deutsche Beteiligungs AG	1,930,187

622,398	RIB Software AG	6,164,899

		15,355,435

Shares		Value (Note 2)

Hong Kong: 9.98%

1,139,050	BOC Hong Kong Holdings, Ltd.(a)	$3,650,283

69,445,500	CSI Properties, Ltd.(a)	2,955,394

6,100,000	Dorsett Hospitality International, Ltd.(a)	1,274,390

3,724,875	First Pacific Co., Ltd.(a)	4,236,797

13,338,000	Future Bright Holdings, Ltd.(a)	8,067,166

7,732,000	Guangdong Investment, Ltd.(a)	7,558,201

		27,742,231

Indonesia: 3.39%

4,429,150	Bank Mandiri Persero Tbk PT	2,856,930

12,542,207	PT Astra Graphia Tbk	1,721,075

14,281,505	PT Kalbe Farma Tbk	1,466,876

11,877,500	PT Media Nusantara Citra Tbk	2,561,909

964,130	PT Tambang Batubara Bukit Asam Tbk	808,063

		9,414,853

Italy: 5.88%

549,237	Danieli & Co. Officine Meccaniche SpA	12,278,307

133,700	Gtech Spa	4,075,928

		16,354,235

Japan: 10.77%

195,000	Accordia Golf Co., Ltd.(a)	2,455,322

62,000	Astellas Pharma, Inc.	3,667,838

820,000	Dynam Japan Holdings Co., Ltd.(a)	2,871,052

236,000	Fujitec Co., Ltd.	3,063,451

42,000	Japan Tobacco, Inc.(a)	1,363,973

80,000	KDDI Corp.(a)	4,915,013

249,400	Kuraray Co., Ltd.(a)	2,967,412

27,600	Lawson, Inc.(a)	2,062,596

42,000	Santen Pharmaceutical Co., Ltd.(a)	1,956,224

280,500	VT Holdings Co., Ltd.(a)	4,618,622

		29,941,503

Macau: 0.87%

565,200	MGM China Holdings, Ltd.	2,412,612

Malaysia: 1.31%

748,000	Malaysia Airports Holdings Bhd	2,055,259

December 31, 2013	80	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward International Dividend Fund

Shares		Value (Note 2)

Malaysia (continued): 1.31%

2,000,000	Oldtown Bhd	$1,587,544

		3,642,803

Mexico: 0.42%

12,000	Fomento Economico Mexicano SAB de CV, Sponsored ADR(a)	1,174,440

Netherlands: 3.67%

106,800	Nutreco NV(a)	5,305,472

107,000	Ziggo NV(a)	4,887,055

		10,192,527

Pakistan: 0.11%

22,100	HUB Power Co., Ltd., Sponsored GDR(c)	319,345

Peru: 1.33%

27,950	Credicorp, Ltd.(a)	3,709,804

Russia: 1.87%

334,783	Hydraulic Machines and Systems Group Plc, GDR(c)	836,958

69,135	LUKOIL OAO, Sponsored ADR(a)	4,363,801

		5,200,759

Singapore: 3.37%

143,000	China Yuchai International, Ltd.(a)	2,984,410

2,700,000	CSE Global, Ltd.	1,636,753

2,598,600	OSIM International, Ltd.(a)	4,736,146

		9,357,309

South Korea: 2.22%

86,000	Grand Korea Leisure Co., Ltd.	3,292,178

13,200	SK Telecom Co., Ltd.	2,876,771

		6,168,949

Spain: 1.32%

404,500	Banco Santander SA, Sponsored ADR	3,668,815

Sri Lanka: 1.19%

1,800,733	Commercial Bank of Ceylon Plc, Non-Voting Depository Receipt	1,280,338

1,461,149	Hatton National Bank Plc, Non-Voting Depository Receipt	1,329,333

20,000,000	Piramal Glass Ceylon Plc	688,073

		3,297,744

Shares		Value (Note 2)

Sweden: 5.45%

167,200	Investor AB, Class B	$5,752,833

377,000	Nordea Bank AB	5,078,951

519,700	TeliaSonera AB	4,326,894

		15,158,678

Switzerland: 7.08%

41,230	Novartis AG, ADR(a)	3,314,067

12,800	Partners Group Holding AG	3,413,620

72,400	Roche Holdings, Ltd., Sponsored ADR(a)	5,082,480

98,650	Syngenta AG, ADR(a)	7,886,082

		19,696,249

Taiwan: 1.74%

994,000	Kinik Co.	2,451,357

1,500,000	Wah Lee Industrial Corp.	2,383,109

		4,834,466

Thailand: 4.45%

45,305,325	Jasmine International Pcl	9,237,543

10,300,000	Thai Tap Water Supply Pcl	3,134,510

		12,372,053

Turkey: 1.58%

1,101,866	Anadolu Hayat Emeklilik AS	2,696,981

164,700	Koza Altin Isletmeleri AS	1,701,415

		4,398,396

Ukraine: 0.55%

90,000	MHP SA, GDR(c)	1,534,500

United Kingdom: 8.51%

258,000	Barclays Plc, Sponsored ADR	4,677,540

100,000	Dunelm Group Plc	1,490,362

46,000	Ensco Plc, Class A(a)	2,630,280

101,900	HSBC Holdings Plc, Sponsored ADR	5,617,747

500,000	Stock Spirits Group Plc(b)	2,318,341

40,497	WPP Group Plc, Sponsored ADR(a)	4,651,486

100,000	WPP Plc	2,285,222

		23,670,978

Vietnam: 1.75%

415,000	FPT Corp.	926,594

2,137,500	Military Commercial Joint Stock Bank	1,286,857

See Notes to Financial Statements	81	December 31, 2013

Portfolio of Investments (Note 10)

Forward International Dividend Fund

Shares		Value (Note 2)

Vietnam (continued): 1.75%

412,700	Viet Nam Dairy Products JSC	$2,641,124

		4,854,575

	Total Common Stocks (Cost $244,766,678)	277,319,754

Loan Participation Notes: 1.00%
Pakistan: 1.00%

4,819,500	HUB Power Co., Ltd, Sponsored GDR (Loan Participation Notes issued by Macquarie Bank, Ltd.), expiring 05/05/16	2,781,881

	Total Loan Participation Notes (Cost $2,887,749)	2,781,881

Preferred Stocks: 1.52%
United States: 1.52%

122,295	Gramercy Property Trust, Inc. Series A, 8.125%	4,221,623

	Total Preferred Stocks (Cost $4,226,815)	4,221,623

Principal Amount

Agency Pass-Through Securities: 0.04%
United States: 0.04%

	GNMA
$777,503	5.963%, 02/16/36(d)(e)	103,509

	Total Agency Pass-Through Securities (Cost $200,189)	103,509

Collateralized Mortgage Obligations: 2.10%
United States: 2.10%

1,000,000	Bear Stearns Commercial Mortgage Securities Trust, Series 2005-T20, Class C 5.292%, 10/12/42(d)	1,024,115

	FHLMC
1,576,055	3.500%, 04/15/30(e)	175,010

5,617,436	4.000%, 04/15/36(e)	652,336

	FHLMC, REMICS
8,684,450	2.500%, 04/15/28(e)	1,015,456

2,877,892	3.000%, 06/15/26(e)	337,298

2,300,951	3.000%, 06/15/27(d)(e)	312,911

1,378,123	3.000%, 09/15/31(e)	218,948

616,665	4.000%, 07/15/23(e)	30,018

Principal Amount		Value (Note 2)

$ 1,628,249	4.000%, 12/15/23(e)	$141,830

456,971	5.000%, 02/15/24(e)	41,854

2,943,587	6.500%, 02/01/28(e)	522,876

608,208	7.033%, 09/15/26(d)(e)	98,749

	FNMA, REMICS
4,399,407	3.000%, 06/25/27(e)	609,908

372,783	3.000%, 09/25/27(e)	49,156

751,476	4.500%, 12/25/20(e)	54,188

557,228	5.935%, 07/25/40(d)(e)	99,988

597,516	6.515%, 07/25/41(d)(e)	79,771

680,439	7.635%, 04/25/32(d)(e)	153,142

	GNMA, REMICS
1,072,251	6.433%, 09/16/33(d)(e)	222,036

		5,839,590

	Total Collateralized Mortgage Obligations (Cost $6,332,017)	5,839,590

Corporate Bonds: 0.71%
United States: 0.71%

	Newmont Mining Corp., Sr. Unsec. Notes
1,300,000	4.875%, 03/15/42	962,768

	Sirius XM Radio, Inc., Sr. Unsec. Notes
1,000,000	5.250%, 08/15/22(f)	1,015,000

		1,977,768

	Total Corporate Bonds (Cost $2,004,170)	1,977,768

	Total Investments: 105.11% (Cost $260,417,618)	292,244,125

	Net Other Assets and Liabilities: (5.11)%	(14,210,391)

	Net Assets: 100.00%	$278,033,734

Percentages are stated as a percent of net assets.

(a) Security, or portion of security, is being held as collateral for the line(s) of credit. At period end, the aggregate market value of those securities was $82,304,952, representing 29.60% of net assets.

(b) Non-income producing security.

(c) Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold by the issuer in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant

December 31, 2013	82	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward International Dividend Fund

to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At period end, the aggregate market value of those securities was $2,690,803 representing 0.97% of net assets.

(d) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2013.

(e) Interest only security.

(f) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $1,015,000, representing 0.37% of net assets.

Investment Abbreviations:

ADR — American Depositary Receipt

FHLMC — Federal Home Loan Mortgage Corp.

FNMA — Federal National Mortgage Association

GDR — Global Depositary Receipt

GNMA — Government National Mortgage Association

REIT — Real Estate Investment Trust

REMICS — Real Estate Mortgage Investment Conduits

Sr. — Senior

Unsec. — Unsecured

See Notes to Financial Statements	83	December 31, 2013

Portfolio of Investments (Note 10)

Forward International Small Companies Fund

Shares		Value (Note 2)

Common Stocks: 94.08%
Australia: 5.86%

183,829	ALS, Ltd.	$1,446,077

220,764	carsales.com, Ltd.	2,008,648

922,915	iSelect, Ltd.(a)	1,190,778

74,932	Monadelphous Group, Ltd.	1,244,462

276,452	Navitas, Ltd.	1,587,201

318,965	SAI Global, Ltd.	1,105,035

325,114	Treasury Wine Estates, Ltd.	1,399,214

285,405	Virtus Health, Ltd.(a)	2,227,278

		12,208,693

Belgium: 0.59%

44,673	ThromboGenics NV(a)	1,238,356

China: 0.84%

838,000	Minth Group, Ltd.	1,739,912

Denmark: 4.19%

52,668	D/S Norden AS	2,768,038

41,172	FLSmidth & Co., AS	2,248,127

33,704	Pandora AS	1,827,297

47,833	SimCorp AS	1,883,241

		8,726,703

France: 6.33%

185,726	Altran Technologies SA	1,628,584

19,685	Ingenico SA	1,578,266

22,976	Neopost SA	1,770,691

78,552	Peugeot SA(a)	1,019,912

101,205	Societe Television Francaise 1	1,950,588

55,971	Teleperformance SA	3,410,697

128,925	UBISOFT Entertainment(a)	1,823,289

		13,182,027

Germany: 9.88%

58,060	Aareal Bank AG(a)	2,299,157

125,277	Aixtron SE(a)	1,812,199

126,467	Dialog Semiconductor Plc(a)	2,720,197

18,860	Gerresheimer AG	1,318,825

21,129	Krones AG	1,814,670

Shares		Value (Note 2)

26,807	MorphoSys AG(a)	$2,059,666

24,565	MTU Aero Engines AG	2,412,568

18,426	Pfeiffer Vacuum Technology AG	2,507,751

154,736	TUI AG(a)	2,549,131

11,029	Vossloh AG	1,100,017

		20,594,181

Hong Kong: 1.94%

535,500	Samsonite International SA	1,629,780

375,500	Techtronic Industries Co., Ltd.	1,065,344

1,538,000	Xinyi Glass Holdings, Ltd.	1,356,656

		4,051,780

Ireland: 1.24%

105,054	Smurfit Kappa Group Plc	2,581,186

Italy: 5.59%

61,751	Azimut Holding SpA	1,684,582

190,699	Credito Emiliano SpA	1,525,540

37,927	DiaSorin SpA	1,778,692

796,821	Fondiaria-Sai SpA(a)	2,571,663

68,211	Prysmian SpA	1,755,713

99,952	Safilo Group SpA(a)	2,337,576

		11,653,766

Japan: 25.07%

448,000	77 Bank, Ltd.	2,165,340

50,900	Coca-Cola West Co., Ltd.	1,076,387

55,700	CyberAgent, Inc.	2,263,755

91,559	Daiseki Co., Ltd.	1,789,274

23,900	Disco Corp.	1,584,104

23,100	Don Quijote Co., Ltd.	1,397,275

51,300	Foster Electric Co., Ltd.	944,551

83,400	Glory, Ltd.	2,158,057

59,900	Goldcrest Co., Ltd.	1,555,091

94,200	Hitachi Capital Corp.	2,741,648

51,807	Hoshizaki Electric Co., Ltd.	1,839,884

30,600	Itochu Techno-Solutions Corp.	1,239,284

3,529	Japan Hotel REIT Investment Corp.	1,688,934

December 31, 2013	84	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward International Small Companies Fund

Shares		Value (Note 2)

Japan (continued): 25.07%

31,400	Japan Petroleum Exploration Co., Ltd.	$1,188,197

79,988	JSR Corp.	1,546,440

174,500	JTEKT Corp.	2,966,053

40,100	Miraca Holdings, Inc.	1,888,671

94,300	Nabtesco Corp.	2,171,470

153	Nippon Prologis REIT, Inc.	1,461,571

38,900	Nissha Printing Co., Ltd.(a)	617,613

75,500	Pola Orbis Holdings, Inc.	2,692,076

424,300	Sapporo Holdings, Ltd.	1,780,843

110,700	SBI Holdings, Inc.	1,671,380

51,900	Sundrug Co., Ltd.	2,318,768

34,300	TDK Corp.	1,641,553

246,400	Tokyo Steel Manufacturing Co., Ltd.(a)	1,275,168

153,400	Tokyo Tatemono Co., Ltd.	1,701,369

96,949	Toshiba Plant Systems & Services Corp.	1,444,430

754	United Urban Investment Corp.	1,083,280

154,300	Yokogawa Electric Corp.	2,366,295

		52,258,761

Netherlands: 1.29%

36,444	Nutreco NV	1,810,418

25,289	TKH Group NV	883,671

		2,694,089

New Zealand: 0.65%

718,644	Telecom Corp. of New Zealand, Ltd.	1,362,288

Norway: 0.81%

63,976	TGS NOPEC Geophysical Co., ASA	1,696,098

Singapore: 1.29%

902,000	ComfortDelGro Corp., Ltd.	1,436,681

1,024,000	Suntec REIT	1,249,622

		2,686,303

Spain: 2.96%

229,492	Bankinter SA	1,574,462

180,320	Gamesa Corporation Tecnologica SA(a)	1,880,349

108,187	Jazztel Plc(a)	1,157,775

301,585	Sacyr SA(a)	1,562,898

		6,175,484

Shares		Value (Note 2)

Sweden: 2.13%

54,962	Modern Times Group AB, Class B	$2,847,290

207,981	SSAB AB, Class A	1,594,170

		4,441,460

Switzerland: 1.86%

37,268	BKW AG	1,196,938

5,916	Kuoni Reisen Holding AG, Class B	2,671,004

		3,867,942

United Kingdom: 21.56%

57,499	Aveva Group Plc	2,060,473

541,778	Barratt Developments Plc	3,131,094

405,931	BBA Aviation Plc	2,155,088

122,857	Daily Mail & General Trust Plc NV, Class A	1,954,099

51,667	Derwent London Plc	2,134,682

106,884	Domino Printing Sciences Plc	1,354,015

592,623	EnQuest Plc(a)	1,320,909

241,406	Foxtons Group Plc(a)	1,329,196

269,120	Halfords Group Plc	1,987,605

139,913	Hunting Plc	1,807,183

228,188	IG Group Holdings Plc	2,327,678

322,547	Informa Plc	3,063,203

277,503	International Personal Finance Plc	2,288,476

603,949	Melrose Plc	3,057,349

370,450	Mitchells & Butlers Plc(a)	2,588,144

669,421	Moneysupermarket.com Group Plc	2,002,011

570,471	Premier Farnell Plc	2,098,126

221,554	Premier Oil Plc	1,150,549

413,968	RPS Group Plc	2,301,269

35,942	Spirax-Sarco Engineering Plc	1,779,602

252,595	St. James’s Place Capital Plc	3,045,128

		44,935,879

	Total Common Stocks (Cost $140,725,475)	196,094,908

Exchange-Traded Funds: 1.79%
United States: 1.79%

72,989	iShares® MSCI EAFE Small Cap Index Fund	3,720,979

	Total Exchange-Traded Funds (Cost $3,185,694)	3,720,979

See Notes to Financial Statements	85	December 31, 2013

Portfolio of Investments (Note 10)

Forward International Small Companies Fund

Shares		Value (Note 2)

Preferred Stocks: 1.12%
Germany: 1.12%

17,856	Draegerwerk AG & Co. KGAA	$2,331,671

	Total Preferred Stocks (Cost $1,854,753)	2,331,671

	Total Investments: 96.99% (Cost $145,765,922)	202,147,558

	Net Other Assets and Liabilities: 3.01%	6,275,786

	Net Assets: 100.00%	$208,423,344

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

Investment Abbreviations:

EAFE — Europe, Australasia, Far East

MSCI — Morgan Stanley Capital International

REIT — Real Estate Investment Trust

December 31, 2013	86	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Select EM Dividend Fund

Shares		Value (Note 2)

Common Stocks: 97.30%
Australia: 1.03%

144,523	Australand Property Group	$496,820

Brazil: 6.36%

122,500	AMBEV SA, ADR(a)	900,375

280,100	BM&F Bovespa SA	1,313,089

61,100	Mills Estruturas e Servicos de Engenharia SA	854,636

		3,068,100

China: 6.19%

1,843,000	China Machinery Engineering Corp., Class H	1,490,219

360,000	China Petroleum & Chemical Corp., Class H	293,876

33,000	Mindray Medical International, Ltd., ADR(a)	1,199,880

		2,983,975

Egypt: 1.45%

41,837	Eastern Tobacco	698,432

Germany: 1.12%

80,038	Balda AG(b)	538,211

Hong Kong: 6.68%

984,000	China Gas Holdings, Ltd.	1,446,630

640,000	First Pacific Co., Ltd.(a)	727,957

1,070,000	Guangdong Investment, Ltd.(a)	1,045,949

		3,220,536

Indonesia: 6.33%

4,855,170	PT Astra Graphia Tbk	666,239

1,458,500	PT Bank Mandiri Tbk	940,775

6,025,000	PT Kalbe Farma Tbk(a)	618,837

3,336,500	PT Media Nusantara Citra Tbk	719,665

130,000	PT Tambang Batubara Bukit Asam Tbk	108,956

		3,054,472

Italy: 3.82%

82,325	Danieli & Compagnia Officine Meccaniche SpA(a)	1,840,392

Malaysia: 3.16%

306,150	JobStreet Corp. Bhd	231,797

179,000	Malaysia Airports Holdings Bhd	491,833

1,010,903	Oldtown Bhd	802,427

		1,526,057

Shares		Value (Note 2)

Mexico: 1.93%

9,500	Fomento Economico Mexicano SAB de CV, Sponsored ADR(a)	$929,765

Nigeria: 1.82%

5,206,720	Guaranty Trust Bank Plc	879,560

Pakistan: 0.08%

2,700	HUB Power Co., Ltd, Sponsored GDR(c)	39,015

Peru: 3.85%

170,000	Alicorp SA	531,573

10,000	Credicorp, Ltd.(a)	1,327,300

		1,858,873

Russia: 5.58%

280,694	Hydraulic Machines and Systems Group Plc, GDR(c)	701,735

19,673	Lukoil OAO, Sponsored ADR(a)	1,241,760

34,600	Mobile Telesystems OJSC, Sponsored ADR	748,398

		2,691,893

Singapore: 7.85%

80,000	China Yuchai International, Ltd.(a)	1,669,601

1,075,000	CSE Global, Ltd.	651,670

805,600	OSIM International, Ltd.(a)	1,468,267

		3,789,538

South Africa: 6.41%

74,091	Kumba Iron Ore, Ltd., ADR(a)	1,017,269

45,000	MTN Group, Ltd.	930,972

44,900	Tiger Brands, Ltd.	1,142,532

		3,090,773

South Korea: 4.81%

47,500	Grand Korea Leisure Co., Ltd.	1,818,354

2,300	SK Telecom Co., Ltd.	501,256

		2,319,610

Spain: 2.07%

110,000	Banco Santander SA, Sponsored ADR	997,700

Sri Lanka: 3.48%

618,000	Commercial Bank of Ceylon Plc, Non-Voting Depository Receipt	439,404

498,949	Hatton National Bank Plc, Non-Voting Depository Receipt	453,936

See Notes to Financial Statements	87	December 31, 2013

Portfolio of Investments (Note 10)

Forward Select EM Dividend Fund

Shares		Value (Note 2)

Sri Lanka (continued): 3.48%

6,000,000	Piramal Glass Ceylon Plc	$206,422

4,999,998	Textured Jersey Lanka, Ltd.	581,040

		1,680,802

Taiwan: 6.94%

685,500	Formosan Rubber Group, Inc.(a)	645,168

503,000	Kinik Co.	1,240,475

922,000	Wah Lee Industrial Corp.(a)	1,464,819

		3,350,462

Thailand: 4.85%

7,051,775	Jasmine International Pcl(a)	1,437,824

1,355,000	RS Pcl	292,772

2,000,000	Thai Tap Water Supply Pcl(a)	608,643

		2,339,239

Turkey: 4.06%

371,500	Anadolu Hayat Emeklilik AS	909,302

74,000	Koza Altin Isletmeleri AS	764,449

121,000	Tekfen Holding AS	282,089

		1,955,840

Ukraine: 1.84%

52,005	MHP SA, GDR(c)	886,685

United Kingdom: 2.34%

28,500	Bank of Georgia Holdings Plc	1,130,316

Vietnam: 3.25%

60,000	FPT Corp.	133,965

712,500	Military Commercial Joint Stock Bank	428,952

157,000	Viet Nam Dairy Products JSC	1,004,741

		1,567,658

	Total Common Stocks (Cost $44,645,635)	46,934,724

Loan Participation Notes: 1.05%
Pakistan: 1.05%

875,500	HUB Power Co., Ltd, Sponsored GDR (Loan Participation Notes issued by Macquarie Bank, Ltd.), expiring 05/05/16	505,351

	Total Loan Participation Notes (Cost $567,300)	505,351

Shares		Value (Note 2)

Preferred Stocks: 2.43%
United States: 2.43%

33,899	Gramercy Property Trust, Inc. Series A, 8.125%	$1,170,193

	Total Preferred Stocks (Cost $1,171,667)	1,170,193

Principal Amount

Collateralized Mortgage Obligations: 4.13%
United States: 4.13%

$3,164,710	FHLMC, REMICS 2.500%, 04/15/28(d)	369,725

663,337	3.000%, 06/15/27(d)(e)	90,098

336,127	3.000%, 09/15/31(d)	53,297

1,118,843	3.500%, 12/15/26(d)	140,782

597,251	4.000%, 05/15/26(d)	79,231

77,969	6.633%, 04/15/38(d)(e)	12,316

1,466,496	FNMA, REMICS 3.000%, 06/25/27(d)	203,089

91,092	5.000%, 03/25/23(d)	7,078

52,964	5.000%, 03/25/24(d)	4,608

1,515,852	6.245%, 06/25/37(d)(e)	234,628

11,475	6.335%, 08/25/36(d)(e)	2,140

51,117	7.000%, 06/25/33(d)	12,414

292,733	GNMA, REMICS 4.500%, 05/16/35(d)	30,993

68,956	5.532%, 12/20/38(d)(e)	8,986

1,675,305	5.862%, 05/20/41(d)(e)	277,814

357,417	6.433%, 09/16/33(d)(e)	74,225

81,750	6.500%, 03/20/39(d)	17,963

364,000	Morgan Stanley Capital I Trust, Series 2003-IQ4, Class J 5.500%, 05/15/40(f)	372,588

		1,991,975

	Total Collateralized Mortgage Obligations (Cost $2,158,478)	1,991,975

	Total Investments: 104.91% (Cost $48,543,080)	50,602,243

	Net Other Assets and Liabilities: (4.91)%	(2,369,640)

	Net Assets: 100.00%	$48,232,603

December 31, 2013	88	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Select EM Dividend Fund

Percentages are stated as a percent of net assets.

(a) Security, or portion of security, is being held as collateral for the line(s) of credit. At period end, the aggregate market value of those securities was $16,589,104, representing 34.39% of net assets.

(b) Non-income producing security.

(c) Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold by the issuer in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At period end, the aggregate market value of those securities was $1,627,435 representing 3.37% of net assets.

(d) Interest only security.

(e) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2013.

(f) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $372,588, representing 0.77% of net assets.

Investment Abbreviations:

ADR — American Depositary Receipt

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GDR — Global Depositary Receipt

GNMA — Government National Mortgage Association

REMICS — Real Estate Mortgage Investment Conduits

See Notes to Financial Statements	89	December 31, 2013

Portfolio of Investments (Note 10)

Forward Small Cap Equity Fund

Shares		Value (Note 2)

Common Stocks: 93.47%
Consumer Discretionary: 15.53%

5,000	AFC Enterprises, Inc.(a)	$192,500

5,000	Blue Nile, Inc.(a)	235,450

90,000	Christopher & Banks Corp.(a)	768,600

10,000	Deckers Outdoor Corp.(a)	844,600

5,000	Destination Maternity Corp.	149,400

20,000	Diversified Restaurant Holdings, Inc.(a)	95,400

3,000	Five Below, Inc.(a)	129,600

28,000	IMAX Corp.(a)	825,440

10,000	Modine Manufacturing Co.(a)	128,200

15,000	Movado Group, Inc.	660,150

10,000	Orient-Express Hotels, Ltd., Class A(a)	151,100

20,000	Regal Entertainment Group, Class A	389,000

10,000	Sotheby’s	532,000

5,000	Steven Madden, Ltd.(a)	182,950

10,460	Vince Holding Corp.(a)	320,808

		5,605,198

Consumer Staples: 2.86%

10,000	Limoneira Co.	265,900

20,000	National Beverage Corp.(a)	403,200

15,800	Whitewave Foods Co., Class A(a)	362,452

		1,031,552

Energy: 5.76%

20,000	Alpha Natural Resources, Inc.(a)	142,800

10,000	Bonanza Creek Energy, Inc.(a)	434,700

5,000	Forum Energy Technologies, Inc.(a)	141,300

30,000	Kodiak Oil & Gas Corp.(a)	336,300

10,000	Laredo Petroleum, Inc.(a)	276,900

5,000	PDC Energy, Inc.(a)	266,100

30,000	Resolute Energy Corp.(a)	270,900

5,000	Western Refining, Inc.	212,050

		2,081,050

Financials: 13.38%

10,000	Ares Commercial Real Estate Corp.	131,000

30,000	BioMed Realty Trust, Inc.	543,600

Shares		Value (Note 2)

10,000	Community Bank System, Inc.	$396,800

5,000	CoreSite Realty Corp.	160,950

13,900	DuPont Fabros Technology, Inc.	343,469

10,000	Evercore Partners, Inc., Class A	597,800

30,000	Glacier Bancorp, Inc.	893,700

2,500	PS Business Parks, Inc.	191,050

1,400	Sovran Self Storage, Inc.	91,238

19,048	Spirit Realty Capital, Inc.	187,242

40,000	Strategic Hotels & Resorts, Inc.(a)	378,000

25,000	TCF Financial Corp.	406,250

15,000	Umpqua Holdings Corp.	287,100

12,500	United Community Banks, Inc.(a)	221,875

		4,830,074

Healthcare: 21.03%

12,100	Aegerion Pharmaceuticals, Inc.(a)	858,616

30,000	Auxilium Pharmaceuticals, Inc.(a)	622,200

20,000	Cepheid, Inc.(a)	934,400

12,000	Clovis Oncology, Inc.(a)	723,240

10,500	HeartWare International, Inc.(a)	986,580

29,167	HMS Holdings Corp.(a)	662,966

23,800	KYTHERA Biopharmaceuticals, Inc.(a)	886,550

17,582	Lannett Co., Inc.(a)	581,964

40,000	Orexigen Therapeutics, Inc.(a)	225,200

5,000	Puma Biotechnology, Inc.(a)	517,650

87,500	XOMA Corp.(a)	588,875

		7,588,241

Industrials: 11.54%

10,000	Actuant Corp., Class A	366,400

10,000	Aircastle, Ltd.	191,600

5,000	Astronics Corp.(a)	255,000

1,000	Astronics Corp., Class B(a)	50,750

4,000	Curtiss-Wright Corp.	248,920

35,000	Diana Shipping, Inc.(a)	465,150

20,000	Enphase Energy, Inc.(a)	126,800

3,500	ExOne Co.(a)	211,610

December 31, 2013	90	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Small Cap Equity Fund

Shares		Value (Note 2)

Industrials (continued): 11.54%

20,000	Great Lakes Dredge & Dock Corp.(a)	$184,000

20,000	Hexcel Corp.(a)	893,800

20,000	JetBlue Airways Corp.(a)	171,000

5,000	Multi-Color Corp.	188,700

20,000	NN, Inc.	403,800

15,000	Thermon Group Holdings, Inc.(a)	409,950

		4,167,480

Information Technology: 13.75%

15,000	Advanced Energy Industries, Inc.(a)	342,900

25,000	AVX Corp.	348,250

10,000	CUI Global, Inc.(a)	63,200

5,000	FEI Co.	446,800

10,000	GSI Group, Inc.(a)	112,400

20,000	InvenSense, Inc.(a)	415,600

5,000	Manhattan Associates, Inc.(a)	587,400

12,500	Methode Electronics, Inc.	427,375

12,500	MKS Instruments, Inc.	374,250

5,000	OpenTable, Inc.(a)	396,850

30,000	QLogic Corp.(a)	354,900

3,000	SPS Commerce, Inc.(a)	195,900

20,000	Take-Two Interactive Software, Inc.(a)	347,400

35,000	Ultra Clean Holdings, Inc.(a)	351,050

7,500	VeriFone Systems, Inc.(a)	201,150

		4,965,425

Materials: 7.03%

30,000	AK Steel Holding Corp.(a)	246,000

7,500	Calgon Carbon Corp.(a)	154,275

Shares		Value (Note 2)

250,000	Hecla Mining Co.	$770,000

30,000	Horsehead Holding Corp.(a)	486,300

30,000	Stillwater Mining Co.(a)	370,200

15,000	US Silica Holdings, Inc.	511,650

		2,538,425

Transportation: 1.61%

90,000	Baltic Trading, Ltd.	579,600

Utilities: 0.98%

10,000	Connecticut Water Service, Inc.	355,100

	Total Common Stocks (Cost $26,887,604)	33,742,145

Affiliated Investment Companies: 0.97%
350,051	Forward U.S. Government Money Fund Class Z, 0.010% 7-day yield	350,051

	Total Affiliated Investment Companies (Cost $350,051)	350,051

	Total Investments: 94.44% (Cost $27,237,655)	34,092,196

	Net Other Assets and Liabilities: 5.56%	2,007,400	(b)

	Net Assets: 100.00%	$36,099,596

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) Includes cash which is being held as collateral for futures contracts.

Futures Contracts

Description	Position	Contracts	Expiration Date	Value	Unrealized Gain
E-Mini Russell 2000® Index Future	Long	10	03/24/14	$1,161,400	$61,049
Total Futures Contracts				$1,161,400	$61,049

See Notes to Financial Statements	91	December 31, 2013

Portfolio of Investments (Note 10)

Forward Tactical Enhanced Fund

Shares		Value (Note 2)

Exchange-Traded Funds: 50.15%
323,000	SPDR® S&P 500® ETF Trust	$59,648,410

	Total Exchange-Traded Funds (Cost $59,511,297)	59,648,410

	Total Investments: 50.15% (Cost $59,511,297)	59,648,410

	Net Other Assets and Liabilities: 49.85%	59,301,242

	Net Assets: 100.00%	$118,949,652

Percentages are stated as a percent of net assets.

Investment Abbreviations:

ETF — Exchange-Traded Fund

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depository Receipts

December 31, 2013	92	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Tactical Growth Fund

Shares		Value (Note 2)

Exchange-Traded Funds: 33.49%
1,638,126	iShares Russell® 2000 Index Fund	$188,892,310

685,723	SPDR® S&P 500® ETF Trust	126,632,466

	Total Exchange-Traded Funds (Cost $306,396,400)	315,524,776
Par Value

Short-Term Securities: 50.41%
	U.S. Treasury Bills, Discount Notes

$50,000,000	0.105%, due 11/13/14(a)	49,957,350

50,000,000	0.093%, due 08/21/14(a)	49,978,750

50,000,000	0.092%, due 09/18/14(a)	49,974,350

50,000,000	0.081%, due 07/24/14(a)	49,979,200

50,000,000	0.080%, due 05/15/14(a)	49,991,000

37,500,000	0.060%, due 06/26/14(a)	37,485,413

Par Value		Value (Note 2)

$50,000,000	0.045%, due 05/29/14(a)	$49,988,500

50,000,000	0.042%, due 04/03/14(a)	49,991,649

37,500,000	0.042%, due 03/27/14(a)	37,494,750

50,000,000	0.041%, due 05/01/14(a)	49,991,550

	Total Short-Term Securities (Cost $474,817,031)	474,832,512

	Total Investments: 83.90% (Cost $781,213,431)	790,357,288

	Net Other Assets and Liabilities: 16.10%	151,720,626	(b)

	Net Assets: 100.00%	$942,077,914

Percentages are stated as a percent of net assets.

(a) Rate shown represents the bond equivalent yield to maturity at date of purchase.

(b) Includes cash which is being held as collateral for futures contracts.

Futures Contracts

Description	Position	Contracts	Expiration Date	Value	Unrealized Gain
E-mini S&P 500® Futures	Long	3,774	03/24/14	$347,415,570	$12,540,059
Total Futures Contracts				$347,415,570	$12,540,059

Investment Abbreviations:

ETF — Exchange-Traded Fund

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depository Receipts

See Notes to Financial Statements	93	December 31, 2013

Consolidated Portfolio of Investments (Note 10)

Forward Commodity Long/Short Strategy Fund

Principal Amount		Value (Note 2)

Agency Pass-Through Securities: 29.30%
Federal Home Loan Mortgage Corp (FHLMC): 11.17%

	FHLMC
$212,716	0.415%, 09/01/37(a)	$218,562

2,500,000	0.450%, 11/24/15	2,501,868

500,000	0.500%, 02/24/15	500,204

194,000	0.540%, 09/01/37(a)	194,996

500,000	0.625%, 03/06/15	500,440

500,000	0.850%, 02/24/16	500,453

3,500,000	0.875%, 10/14/16	3,513,964

1,000,000	1.200%, 11/19/18	965,211

1,633	1.770%, 08/01/17(a)	1,687

14,956	1.875%, 12/01/16(a)	15,107

36,806	1.875%, 08/01/17(a)	39,214

7,184	1.875%, 10/01/16(a)	7,230

2,127	1.942%, 01/01/26(a)	2,191

33,793	1.960%, 04/01/16(a)	33,608

57,880	1.993%, 07/01/19(a)	58,345

11,608	2.000%, 01/01/23(a)	12,013

11,678	2.011%, 10/01/28(a)	12,339

27,944	2.123%, 08/01/19(a)	28,207

18,865	2.125%, 07/01/19(a)	19,433

880	2.125%, 08/01/18(a)	887

2,566	2.125%, 05/01/18(a)	2,634

19,539	2.125%, 02/01/16(a)	20,356

15,285	2.132%, 05/01/23(a)	15,717

3,770	2.135%, 03/01/20(a)	3,795

24,513	2.172%, 03/01/25(a)	25,244

17,311	2.192%, 05/01/24(a)	17,702

27,109	2.214%, 02/01/23(a)	27,433

6,662	2.220%, 08/01/19(a)	6,739

44,621	2.242%, 09/01/28(a)	47,552

1,601	2.246%, 10/01/22(a)	1,706

11,910	2.250%, 07/01/18(a)	12,544

11,547	2.250%, 08/01/18(a)	11,601

30,337	2.256%, 12/01/29(a)	32,162

28,933	2.257%, 01/01/29(a)	29,143

Principal Amount		Value (Note 2)

$ 1,662	2.261%, 09/01/30(a)	$1,777

8,381	2.267%, 12/01/18(a)	8,921

1,261	2.270%, 09/01/18(a)	1,339

24,534	2.273%, 08/01/26(a)	25,940

11,520	2.280%, 12/01/20(a)	12,110

3,087	2.285%, 09/01/27(a)	3,312

32,242	2.289%, 11/01/25(a)	34,440

7,145	2.290%, 11/01/18(a)	7,584

1,422	2.290%, 06/01/18(a)	1,430

2,901	2.306%, 12/01/27(a)	3,092

1,239	2.310%, 03/01/17(a)	1,245

15,260	2.325%, 10/01/27(a)	16,191

21,125	2.325%, 08/01/30(a)	22,537

6,437	2.331%, 11/01/27(a)	6,849

31,657	2.336%, 07/01/31(a)	31,806

3,469	2.342%, 12/01/27(a)	3,697

19,631	2.347%, 02/01/26(a)	20,912

29,574	2.350%, 10/01/33(a)	31,393

2,648	2.350%, 07/01/18(a)	2,766

8,892	2.350%, 10/01/32(a)	8,988

7,709	2.360%, 03/01/25(a)	8,252

14,509	2.370%, 09/01/29(a)	15,524

16,994	2.375%, 06/01/32(a)	17,868

9,319	2.375%, 02/01/25(a)	9,428

2,763	2.375%, 03/01/24(a)	2,775

10,740	2.391%, 02/01/32(a)	11,347

37,359	2.391%, 04/01/33(a)	39,361

1,634	2.400%, 11/01/19(a)	1,643

46,708	2.400%, 07/01/37(a)	48,972

38,464	2.407%, 12/01/29(a)	41,047

10,483	2.414%, 06/01/36(a)	11,130

41,097	2.425%, 10/01/20(a)	41,339

8,082	2.428%, 02/01/26(a)	8,534

33,971	2.442%, 07/01/32(a)	36,153

17,538	2.456%, 12/01/18(a)	17,715

December 31, 2013	94	See Notes to Financial Statements

Consolidated Portfolio of Investments (Note 10)

Forward Commodity Long/Short Strategy Fund

Principal Amount		Value (Note 2)

Federal Home Loan Mortgage Corp (FHLMC) (continued): 11.17%

$ 6,867	2.459%, 09/01/25(a)	$7,340

1,341	2.480%, 11/01/36(a)	1,430

61,218	2.482%, 01/01/28(a)	65,584

52,314	2.482%, 07/01/24(a)	52,678

1,531	2.483%, 08/01/36(a)	1,635

30,558	2.485%, 05/01/27(a)	30,600

25,118	2.487%, 10/01/30(a)	26,379

43,726	2.490%, 06/01/21(a)	46,451

30,751	2.490%, 08/01/26(a)	30,897

8,278	2.526%, 07/01/29(a)	8,866

38,519	2.534%, 11/01/31(a)	41,328

59,873	2.562%, 06/01/35(a)	60,127

17,187	2.564%, 04/01/30(a)	18,333

43,642	2.625%, 08/01/36(a)	46,488

5,140	2.625%, 08/01/23(a)	5,170

4,340	2.692%, 01/01/29(a)	4,459

52,649	2.693%, 12/01/34(a)	52,683

10,951	2.740%, 03/01/19(a)	11,448

57,843	2.780%, 04/01/24(a)	60,591

6,912	2.799%, 11/01/19(a)	7,013

2,747	2.820%, 05/01/20(a)	2,913

12,009	3.010%, 10/01/35(a)	12,889

20,282	3.381%, 12/01/17(a)	20,227

149,117	3.535%, 08/01/23(a)	150,914

31,630	3.566%, 01/01/22(a)	31,830

31,470	3.599%, 10/01/19(a)	31,612

35,011	3.615%, 05/01/25(a)	35,421

50,047	3.615%, 06/01/24(a)	50,424

97,673	3.708%, 08/01/24(a)	98,321

2,855	5.494%, 08/01/24(a)	3,059

133,595	5.954%, 10/01/37(a)	143,967

	FHLMC, Gold
112,715	2.348%, 03/01/27(a)	115,407

128,444	2.555%, 02/01/29(a)	137,705

754,348	4.000%, 12/01/41	776,738

Principal Amount		Value (Note 2)

	FHLMC, REMICS
$ 731,843	3.500%, 04/15/40	$748,629

		12,877,260

Federal National Mortgage Association (FNMA): 14.88%

	FNMA
700,000	0.580%, 02/26/16	699,984

10,402	1.043%, 01/01/21(a)	10,436

2,196	1.250%, 06/01/21(a)	2,203

2,000,000	1.350%, 07/11/18	1,969,664

3,500,000	1.375%, 11/15/16	3,560,483

280,723	1.375%, 01/01/21(a)	289,573

63,740	1.549%, 06/01/40(a)	66,435

93,277	1.549%, 06/01/40(a)	97,138

23,799	1.549%, 10/01/40(a)	24,806

4,346	1.573%, 09/01/33(a)	4,514

8,143	1.648%, 03/01/28(a)	8,468

3,988	1.661%, 11/01/33(a)	4,174

222,095	1.675%, 03/01/34(a)	222,835

440,700	1.688%, 07/01/34(a)	465,174

7,996	1.707%, 11/01/33(a)	8,370

4,644	1.719%, 12/01/24(a)	4,737

15,434	1.770%, 06/01/30(a)	15,711

5,754	1.841%, 01/01/17(a)	5,827

24,811	1.845%, 12/01/30(a)	26,175

50,647	1.850%, 10/01/32(a)	52,763

104,200	1.894%, 02/01/33(a)	109,234

21,369	1.902%, 01/01/36(a)	22,146

10,852	1.920%, 04/01/33(a)	11,354

12,644	1.965%, 03/01/35(a)	13,452

25,252	1.972%, 07/01/34(a)	26,947

5,837	1.984%, 04/01/18(a)	6,125

8,883	2.004%, 11/01/22(a)	9,040

155,042	2.028%, 05/01/34(a)	163,027

211,028	2.029%, 05/01/33(a)	220,696

88,191	2.040%, 02/01/26(a)	92,750

96,633	2.046%, 03/01/37(a)	101,239

See Notes to Financial Statements	95	December 31, 2013

Consolidated Portfolio of Investments (Note 10)

Forward Commodity Long/Short Strategy Fund

Principal Amount		Value (Note 2)

Federal National Mortgage Association (FNMA) (continued): 14.88%

$ 339,346	2.048%, 07/01/34(a)	$343,406

8,222	2.061%, 09/01/24(a)	8,399

4,704	2.066%, 08/01/29(a)	4,967

49,195	2.103%, 02/01/25(a)	51,975

479,157	2.107%, 01/01/35(a)	506,361

20,768	2.113%, 08/01/35(a)	21,829

4,776	2.125%, 07/01/18(a)	4,822

88,071	2.125%, 11/01/17(a)	93,116

24,152	2.125%, 06/01/19(a)	24,422

226,731	2.129%, 11/01/35(a)	239,455

316,512	2.136%, 11/01/35(a)	333,450

5,604	2.157%, 12/01/35(a)	5,610

26,268	2.186%, 11/01/35(a)	27,238

151,415	2.186%, 07/01/33(a)	163,066

19,569	2.189%, 12/01/37(a)	20,644

662	2.200%, 10/01/16(a)	669

262	2.200%, 07/01/17(a)	263

9,123	2.202%, 04/01/18(a)	9,582

22,835	2.204%, 08/01/33(a)	23,972

27,130	2.204%, 05/01/19(a)	28,368

10,044	2.205%, 10/01/28(a)	10,646

67,409	2.206%, 01/01/31(a)	67,864

82,190	2.206%, 06/01/32(a)	84,274

25,031	2.233%, 01/01/33(a)	26,537

21,183	2.238%, 12/01/35(a)	21,863

32,886	2.243%, 07/01/28(a)	34,986

217,364	2.243%, 06/01/33(a)	225,640

1,000,000	2.250%, 03/15/16	1,037,650

12,633	2.250%, 11/01/20(a)	12,651

191,625	2.262%, 09/01/32(a)	202,894

58,519	2.263%, 08/01/33(a)	62,002

14,643	2.271%, 08/01/36(a)	15,581

198,863	2.272%, 03/01/34(a)	211,494

49,320	2.273%, 11/01/31(a)	49,284

17,220	2.275%, 04/01/32(a)	18,147

Principal Amount		Value (Note 2)

$ 37,023	2.280%, 01/01/25(a)	$36,760

16,707	2.283%, 09/01/23(a)	16,872

47,657	2.288%, 05/01/33(a)	47,851

800	2.294%, 03/01/30(a)	855

20,586	2.295%, 10/01/25(a)	21,626

19,093	2.295%, 12/01/26(a)	20,201

47,570	2.312%, 07/01/36(a)	50,616

24,690	2.317%, 01/01/21(a)	26,292

18,987	2.317%, 06/01/30(a)	20,258

12,839	2.318%, 01/01/28(a)	13,644

11,059	2.318%, 06/01/32(a)	11,795

35,550	2.322%, 06/01/33(a)	36,235

15,490	2.325%, 05/01/24(a)	15,578

64,651	2.325%, 07/01/36(a)	69,223

34,259	2.330%, 09/01/33(a)	36,384

19,289	2.330%, 12/01/29(a)	20,553

14,631	2.330%, 01/01/24(a)	15,357

41,127	2.340%, 12/01/30(a)	42,048

495,509	2.340%, 09/01/31(a)	524,029

1,016	2.345%, 10/01/27(a)	1,019

9,205	2.354%, 08/01/36(a)	9,780

1,204	2.355%, 07/01/25(a)	1,276

48,489	2.355%, 07/01/34(a)	50,853

33,968	2.366%, 01/01/33(a)	34,209

39,971	2.368%, 04/01/37(a)	42,847

2,552	2.372%, 05/01/33(a)	2,724

53,697	2.375%, 08/01/30(a)	53,811

5,998	2.384%, 03/01/27(a)	6,058

23,734	2.395%, 11/01/30(a)	23,768

74,735	2.395%, 09/01/31(a)	75,884

61,497	2.400%, 10/01/31(a)	64,487

18,913	2.403%, 11/01/29(a)	20,187

28,004	2.410%, 08/01/25(a)	29,942

21,211	2.425%, 01/01/23(a)	21,315

7,397	2.432%, 07/01/38(a)	7,528

52,742	2.435%, 08/01/32(a)	55,977

December 31, 2013	96	See Notes to Financial Statements

Consolidated Portfolio of Investments (Note 10)

Forward Commodity Long/Short Strategy Fund

Principal Amount		Value (Note 2)

Federal National Mortgage Association (FNMA) (continued): 14.88%

$ 1,797	2.449%, 09/01/37(a)	$1,884

22,925	2.450%, 04/01/38(a)	23,270

3,994	2.450%, 01/01/19(a)	4,163

8,649	2.474%, 09/01/33(a)	9,273

51,709	2.477%, 05/01/33(a)	55,228

55,406	2.477%, 06/01/36(a)	58,933

6,545	2.492%, 07/01/28(a)	7,001

55,958	2.495%, 11/01/29(a)	60,184

20,156	2.500%, 11/01/26(a)	20,571

68,835	2.510%, 04/01/35(a)	69,836

384,988	2.511%, 11/01/33(a)	389,897

29,657	2.576%, 08/01/34(a)	31,518

28,073	2.590%, 02/01/34(a)	29,980

74,318	2.626%, 05/01/34(a)	79,367

15,949	2.630%, 06/01/33(a)	16,136

12,339	2.635%, 02/01/35(a)	12,362

36,469	2.652%, 09/01/30(a)	38,952

1,767	2.667%, 10/01/19(a)	1,834

5,004	2.690%, 06/01/19(a)	5,216

10,135	2.704%, 04/01/36(a)	10,807

9,407	2.722%, 04/01/26(a)	9,395

91,509	2.740%, 11/01/33(a)	91,947

21,655	2.763%, 01/01/18(a)	22,322

11,356	2.778%, 03/01/36(a)	11,628

14,159	2.848%, 02/01/26(a)	15,117

25,995	2.944%, 11/01/36(a)	27,088

16,993	2.950%, 12/01/19(a)	17,743

459,110	3.000%, 03/01/27	469,885

44,641	3.292%, 02/01/26(a)	46,618

1,465	3.547%, 08/01/26(a)	1,561

4,253	3.680%, 03/01/25(a)	4,319

13,997	3.853%, 07/01/17(a)	14,984

239	3.924%, 05/01/18(a)	239

124,063	3.947%, 05/01/36(a)	128,312

102,784	4.000%, 04/01/41	106,294

Principal Amount		Value (Note 2)

$ 587,953	4.000%, 12/01/41	$605,907

711,755	4.500%, 12/01/40	756,711

4,218	4.597%, 04/01/29(a)	4,254

555	4.767%, 12/01/26(a)	592

5,902	4.905%, 03/01/27(a)	6,309

11,035	5.000%, 10/01/22(a)	11,066

14,583	6.500%, 07/01/17	14,801

13,446	6.750%, 12/01/16(a)	14,212

1,077	7.365%, 08/01/20(a)	1,066

		17,145,231

Government National Mortgage Association (GNMA): 3.25%

58,192	GNMA 1.625%, 01/20/29(a)	60,020

16,605	1.625%, 01/20/29(a)	17,239

36,415	1.625%, 10/20/29(a)	37,794

31,959	1.625%, 03/20/29(a)	33,180

57,404	1.625%, 10/20/27(a)	59,575

4,021	1.625%, 07/20/27(a)	4,181

47,702	1.625%, 10/20/37(a)	49,107

1,632	1.625%, 06/20/27(a)	1,691

3,158	1.625%, 07/20/27(a)	3,279

39,013	1.625%, 02/20/30(a)	40,504

57,641	1.625%, 12/20/32(a)	59,825

357,365	1.625%, 09/20/32(a)	371,600

226,985	1.625%, 08/20/33(a)	235,989

57,277	1.625%, 03/20/33(a)	59,466

38,640	1.625%, 03/20/32(a)	40,116

367,862	1.625%, 01/20/32(a)	381,918

30,846	1.625%, 12/20/29(a)	32,013

21,762	1.625%, 02/20/32(a)	22,594

126,088	1.625%, 02/20/32(a)	130,906

38,239	1.625%, 02/20/27(a)	39,698

10,721	1.625%, 01/20/24(a)	11,129

86,645	1.625%, 01/20/23(a)	89,941

4,586	1.625%, 02/20/24(a)	4,760

17,793	1.625%, 03/20/24(a)	18,470

See Notes to Financial Statements	97	December 31, 2013

Consolidated Portfolio of Investments (Note 10)

Forward Commodity Long/Short Strategy Fund

Principal Amount		Value (Note 2)

Government National Mortgage Association (GNMA) (continued): 3.25%

$ 4,754	1.625%, 03/20/22(a)	$4,935

43,815	1.625%, 03/20/27(a)	45,487

3,119	1.625%, 04/20/22(a)	3,232

36,352	1.625%, 03/20/22(a)	37,733

33,314	1.625%, 03/20/24(a)	34,582

3,203	1.625%, 04/20/27(a)	3,320

4,295	1.625%, 12/20/26(a)	4,457

36,523	1.625%, 01/20/27(a)	37,917

7,570	1.625%, 05/20/21(a)	7,845

73,629	1.625%, 03/20/34(a)	76,443

62,964	1.625%, 10/20/25(a)	65,343

54,367	2.125%, 05/20/34(a)	56,721

32,537	2.125%, 10/20/35(a)	33,831

8,989	3.000%, 10/20/18(a)	9,378

9,157	3.500%, 01/20/19(a)	9,573

628,703	3.500%, 09/20/28	656,999

797,092	4.000%, 09/15/41	830,809

21,805	4.000%, 03/20/16(a)	22,839

		3,746,439

	Total Agency Pass-Through Securities (Cost $33,725,559)	33,768,930

Asset-Backed Securities: 0.96%
352,695	BMW Vehicle Lease Trust, Series 2012-1, Class A3 0.750%, 06/20/14	352,940

250,000	Cabela’s Master Credit Card Trust, Series 2013-2A, Class A2 0.817%, 08/16/21(a)(b)	251,701

500,000	Nissan Auto Receivables 2013-B Owner Trust, Series 2013-B, Class A3 0.840%, 11/15/17	502,384

	Total Asset-Backed Securities (Cost $1,102,575)	1,107,025

Collateralized Mortgage Obligations: 2.96%
Collateralized Mortgage Obligations-Other: 0.51%

259,741	Deutsche Mortgage Securities, Inc., Series 2004-1, Class 1A1 5.500%, 09/25/33	268,538

Principal Amount		Value (Note 2)

$ 317,267	JP Morgan Morgage Trust, Series 2004, Class A5 2.372%, 12/25/34(a)	$317,044

		585,582

Federal Home Loan Mortgage Corp (FHLMC): 0.72%

535,189	FHLMC, REMICS 3.000%, 08/15/40	556,884

260,038	4.500%, 08/15/20	278,830

		835,714

Federal National Mortgage Association (FNMA): 0.88%

1,044,269	FNMA, REMICS 2.000%, 05/25/43	1,012,699

Government National Mortgage Association (GNMA): 0.85%

484,567	GNMA, REMICS 3.500%, 11/20/39	486,937

472,099	4.000%, 11/16/39	493,567

		980,504

	Total Collateralized Mortgage Obligations (Cost $3,410,898)	3,414,499

Corporate Bonds: 17.35%
Basic Materials: 0.29%

300,000	BHP Billiton Finance USA, Ltd., Sr. Unsec. Notes 5.400%, 03/29/17	336,123

Communications: 0.35%

400,000	NBCUniversal Media Llc, Sr. Unsec. Notes 2.100%, 04/01/14	401,732

Consumer Cyclical: 0.93%

565,000	Daimler Finance North America Llc, Sr. Unsec. Notes 1.650%, 04/10/15(b)	569,555

500,000	Staples, Inc., Sr. Unsec. Notes 9.750%, 01/15/14	501,563

		1,071,118

Consumer Non-Cyclical: 2.84%

500,000	Amgen, Inc., Sr. Unsec. Notes 2.500%, 11/15/16	517,798

500,000	Bottling Group Llc, Sr. Unsec. Notes 5.500%, 04/01/16	551,075

1,250,000	Coca-Cola Co., Sr. Unsec. Notes 0.750%, 03/13/15	1,254,328

December 31, 2013	98	See Notes to Financial Statements

Consolidated Portfolio of Investments (Note 10)

Forward Commodity Long/Short Strategy Fund

Principal Amount		Value (Note 2)

Consumer Non-Cyclical (continued): 2.84%

$ 445,000	Colgate-Palmolive Co., Sr. Unsec. Medium-Term Notes 2.625%, 05/01/17	$457,198

225,000	Cornell University, Sr. Unsec. Notes 4.350%, 02/01/14	225,712

250,000	WellPoint, Inc., Unsec. Notes 5.250%, 01/15/16	270,424

		3,276,535

Energy: 0.90%

500,000	Noble Holding International, Ltd., Sr. Unsec. Notes 3.450%, 08/01/15	518,655

500,000	Total Capital SA, Sr. Unsec. Notes 3.125%, 10/02/15	522,008

		1,040,663

Financials: 7.11%

320,000	Berkshire Hathaway Finance Corp., Sr. Unsec. Notes 2.450%, 12/15/15	331,784

521,000	Branch Banking & Trust Co., Sub. Notes 0.538%, 05/23/17(a)	515,458

1,250,000	0.564%, 09/13/16(a)	1,241,666

1,500,000	Caterpillar Financial Services Corp., Sr. Unsec. Notes 1.050%, 03/26/15	1,509,943

1,000,000	Danske Bank A/S, Sr. Unsec. Notes 1.294%, 04/14/14(a)(b)	1,001,957

500,000	John Deere Capital Corp., Sr. Unsec. Medium-Term Notes 1.600%, 03/03/14	501,097

300,000	National Australia Bank, Ltd., Sr. Unsec. Notes 0.966%, 04/11/14(a)(b)	300,578

1,554,000	National City Bank, Sub. Notes 0.612%, 06/07/17(a)	1,538,175

1,250,000	Wachovia Bank NA, Sub. Notes 0.573%, 03/15/16(a)	1,244,664

		8,185,322

Industrials: 1.44%

325,000	Honeywell International, Inc., Sr. Unsec. Notes 5.400%, 03/15/16	356,467

Principal Amount		Value (Note 2)

$ 1,250,000	Thermo Fisher Scientific, Inc., Sr. Unsec. Notes 3.200%, 03/01/16	$1,307,480

		1,663,947

Information Technology: 1.32%

500,000	Intel Corp., Sr. Unsec. Notes 1.350%, 12/15/17	494,424

1,000,000	International Business Machines Corp., Sr. Unsec. Notes 1.950%, 07/22/16	1,027,918

		1,522,342

Telecommunication Services: 1.39%

500,000	AT&T, Inc., Sr. Unsec. Notes 0.624%, 02/12/16(a)	499,295

1,000,000	5.625%, 06/15/16	1,104,152

		1,603,447

Utilities: 0.78%

880,000	Niagara Mohawk Power Corp., Sr. Unsec. Notes 3.553%, 10/01/14(b)	899,161

	Total Corporate Bonds (Cost $19,870,136)	20,000,390

Municipal Bonds: 6.05%
500,000	City of Houston, Texas, General Obligation Taxable Refunding Bonds, Public Improvement, Series B 1.140%, 03/01/16	500,000

500,000	City of Montgomery, Alabama, General Obligation Taxable Unlimited Warrants, Series B 1.070%, 04/01/16	498,675

155,000	City of Newport News, Virginia, Taxable Refunding General Obligation Unlimited Bonds, Series A 5.020%, 01/15/20	164,993

125,000	City of Newport News, Virginia, Taxable Refunding General Obligation Unlimited Bonds, Series B 0.629%, 07/15/14	125,133

750,000	County of Loudoun Virginia, General Obligation Taxable Refunding Bonds, Series B 0.895%, 12/01/16	743,684

See Notes to Financial Statements	99	December 31, 2013

Consolidated Portfolio of Investments (Note 10)

Forward Commodity Long/Short Strategy Fund

Principal Amount		Value (Note 2)

Municipal Bonds (continued): 6.05%
$ 250,000	County of Milwaukee Wisconsin, General Obligation Taxable Unlimited Pension Refunding Bonds, Series B 1.282%, 12/01/16	$249,160

550,000	Maine State Housing Authority, Taxable, Revenue Bonds, Series A 1.190%, 11/15/16	547,222

250,000	New Jersey Building Authority, Taxable Refinancing Revenue Bonds, Series B 1.233%, 06/15/16	249,598

500,000	New York City, New York, General Obligation Unlimited Bonds, Series G, SubSeries G-2 0.550%, 04/01/14	500,134

500,000	New York State Urban Development Corp., State Personal Income Taxable Revenue Bonds, Series F 1.650%, 03/15/18	495,970

500,000	Ohio State Water Development Authority Water Pollution Control, Taxable Refunding Revenue Bonds, (Water Quality), Series A 0.814%, 06/01/15	501,360

50,000	Oklahoma Capital Improvement Authority, State Facilities Revenue Bonds, Higher Education, Series B 2.026%, 07/01/14	50,319

150,000	Oregon State Local Governments, Taxable, Pension General Obligation, Ltd. 5.571%, 06/01/14	152,912

300,000	Pearland Independent School District, General Obligation Taxable Unlimited Refunding Bonds, Series B 3.000%, 02/15/17	314,022

250,000	Pequea Valley School District, Taxable General Obligation Unlimited Bonds, Series B 0.948%, 02/01/16	248,508

430,000	Rhode Island State Housing & Mortgage Finance Corp., Taxable Revenue Bonds, Series 64-T 2.080%, 10/01/17	432,004

500,000	South Carolina State Public Service Authority, Taxable Revenue Bonds, Series D 1.044%, 06/01/15(a)	501,560

230,000	Texas State Department of Housing & Community Affairs, Taxable Revenue Bonds, Series A 2.800%, 03/01/36	212,157

Principal Amount		Value (Note 2)

$ 500,000	Wise County, Virginia, Industrial Development Authority Facilities Lease, Taxable Revenue Bonds 1.700%, 02/01/17	$492,155

	Total Municipal Bonds (Cost $7,025,957)	6,979,566

U.S. Treasury Bonds & Notes: 18.61%
	U.S. Treasury Notes

6,750,000	0.250%, 04/15/16	6,714,671

4,000,000	0.375%, 01/15/16	3,998,752

6,750,000	0.375%, 03/15/16	6,740,245

3,500,000	0.500%, 06/15/16	3,496,581

500,000	0.625%, 08/15/16	500,098

	Total U.S. Treasury Bonds & Notes (Cost $21,467,573)	21,450,347

	Total Investments: 75.23% (Cost $86,602,698)	86,720,757

	Net Other Assets and Liabilities: 24.77%	28,557,618	(c)

	Net Assets: 100.00%	$115,278,375

Percentages are stated as a percent of net assets.

(a) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2013.

(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $3,291,490, representing 2.86% of net assets.

(c) Includes cash which is being held as collateral for swap contracts.

December 31, 2013	100	See Notes to Financial Statements

Consolidated Portfolio of Investments (Note 10)

Forward Commodity Long/Short Strategy Fund

Total Return Swap Contracts

Counter Party	Reference Entry/Obligation	Fund (Pays)/Receives	Fund (Pays)/Receives	Termination Date	Notional Amount	Net Unrealized Gain/(Loss)
Credit Suisse	CS Momentum& Volatility Enhanced	(105 Bps)	Total Return	01/03/14	$123,000,566	$1,502,145
	Return Strategy Custom 15- Total Return
Credit Suisse	CS Momentum& Volatility Enhanced	105 Bps	(Total Return)	01/03/14	(1,600,000)	(17,656)
	Return Strategy Custom 15- Total Return
Credit Suisse	CS Momentum& Volatility Enhanced	105 Bps	(Total Return)	01/03/14	(4,100,000)	(54,416)
	Return Strategy Custom 15- Total Return
Total of Total Return Swap Contracts					$117,300,566	$1,430,073

Investment Abbreviations:

Bps — Basis Points

REMICS — Real Estate Mortgage Investment Conduits

Sr. — Senior

Sub. — Subordinated

Unsec. — Unsecured

See Notes to Financial Statements	101	December 31, 2013

Consolidated Portfolio of Investments (Note 10)

Forward Managed Futures Strategy Fund

Shares		Value (Note 2)

Exchange-Traded Funds: 65.57%
31,000	Vanguard Mortgage-Backed Securities ETF	$1,583,480

20,500	Vanguard Short-Term Corporate Bond ETF	1,635,490

53,400	Vanguard Short-Term Government Bond ETF	3,250,992

	Total Exchange-Traded Funds (Cost $6,483,859)	6,469,962

	Total Investments: 65.57% (Cost $6,483,859)	6,469,962

	Net Other Assets and Liabilities: 34.43%	3,396,972	(a)

	Net Assets: 100.00%	$9,866,934

Percentages are stated as a percent of net assets.

(a) Includes cash which is being held as collateral for swap contracts.

Total Return Swap Contracts

Counter Party	Reference Entry/Obligation	Fund (Pays)/Receives	Fund (Pays)/Receives	Termination Date	Notional Amount	Net Unrealized Gain /(Loss)
Credit Suisse	CS Multi Asset Futures Total Return Index	(125 Bps)	Total Return	01/03/14	$15,284,604	$132,670
Credit Suisse	CS Multi Asset Futures Total Return Index	125 Bps	(Total Return)	01/03/14	(225,000)	(2,800)
Total of Total Return Swap Contracts					$15,059,604	$129,870

Investment Abbreviations:

Bps — Basis Points

ETF — Exchange-Traded Fund

December 31, 2013	102	See Notes to Financial Statements

Statement of Assets and Liabilities

	Forward Credit Analysis Long/Short Fund	Forward Dynamic Income Fund	Forward EM Corporate Debt Fund
Assets:
Investments, at value	$133,286,853	$1,992,486	$389,865,615
Cash	137,556	1,438,992	3,851,514
Foreign currency, at value (Cost $0, $0 and $4,162,964, respectively)	0	0	4,160,906
Deposit with broker for futures contracts	0	214,792	303,331
Variation margin receivable	0	211	301,071
Receivable for investments sold	0	167,725	0
Receivable for shares sold	196,539	0	585,180
Receivable due from advisor	0	8,573	0
Interest and dividends receivable	1,432,518	24,643	7,359,751
Other assets	34,219	9,802	12,599

Total Assets	135,087,685	3,857,224	406,439,967

Liabilities:
Payable on loan (Note 2)	0	0	60,246,357
Payable for interest due on loan (Note 2)	0	0	4,582
Payable for investments purchased	2,607,975	633,104	4,160,906
Payable for shares redeemed	6,071,121	0	503,499
Payable to advisor	67,719	0	235,497
Payable for distribution and service fees	38,924	217	107,838
Payable to trustees	406	0	140
Payable for chief compliance officer fee	846	13	1,839
Payable to ReFlow (Note 2)	15,301	0	0
Payable for legal and audit fees	51,350	10,165	27,175
Accrued expenses and other liabilities	97,019	2,884	85,816

Total Liabilities	8,950,661	646,383	65,373,649

Net Assets	$126,137,024	$3,210,841	$341,066,318

Net Assets Consist of:
Paid-in capital (Note 7)	$224,675,044	$3,203,937	$355,786,731
Accumulated net investment income/(loss)	61,315	(3,552)	70,081
Accumulated net realized loss on investments, securities sold short, futures contracts, swap contracts and foreign currency transactions	(95,859,444)	(18,179)	(4,916,965)
Net unrealized appreciation/(depreciation) on investments, futures contracts, and translation of assets and liabilities in foreign currencies	(2,739,891)	28,635	(9,873,529)

Total Net Assets	$126,137,024	$3,210,841	$341,066,318

Investments, at Cost	$136,026,744	$1,964,062	$400,018,145

Pricing of Shares
Investor Class:
Net Asset Value, offering and redemption price per share	$7.07	—	$9.41
Net Assets	$55,719,137	—	$304,149,926
Shares of beneficial interest outstanding	7,884,550	—	32,314,937
Institutional Class:
Net Asset Value, offering and redemption price per share	$7.01	$24.93	$9.35
Net Assets	$43,298,280	$2,987,311	$35,001,419
Shares of beneficial interest outstanding	6,177,009	119,814	3,744,090

See Notes to Financial Statements	103	December 31, 2013

Statement of Assets and Liabilities

	Forward Credit Analysis Long/Short Fund (continued)	Forward Dynamic Income Fund (continued)	Forward EM Corporate Debt Fund (continued)
Class A:
Net Asset Value, offering and redemption price per share	$7.04	$24.91	—
Net Assets	$4,576,229	$223,530	—
Shares of beneficial interest outstanding	650,320	8,974	—
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$7.47	$26.43	—
Class C:
Net Asset Value, offering and redemption price per share	$7.07	—	$9.45
Net Assets	$10,743,575	—	$1,914,973
Shares of beneficial interest outstanding	1,519,209	—	202,707
Advisor Class:
Net Asset Value, offering and redemption price per share	$7.01	—	—
Net Assets	$11,799,803	—	—
Shares of beneficial interest outstanding	1,682,312	—	—

December 31, 2013	104	See Notes to Financial Statements

Statement of Assets and Liabilities

	Forward Emerging Markets Fund	Forward Endurance Long/Short Fund	Forward Global Dividend Fund
Assets:
Investments, at value	$12,414,173	$5,008,354	$20,893,727
Cash	543,056	2,202,116	129,283
Deposit with broker for written options	0	36,533	0
Deposit with broker for futures contracts	248,002	0	0
Deposit with broker for securities sold short	0	129,135	0
Variation margin receivable	2,796	0	0
Receivable for investments sold	0	73,619	529,967
Receivable for shares sold	5,929	741	150
Interest and dividends receivable	13,573	1,306	99,812
Other assets	12,569	1,234	14,709

Total Assets	13,240,098	7,453,038	21,667,648

Liabilities:
Securities sold short (Proceeds $0, $804,329 and $0, respectively)	0	836,050	0
Options written, at value (Premiums received $0, $53,759 and $0, respectively)	0	51,620	0
Payable for shares redeemed	3,816	0	145,260
Payable to advisor	12,427	0	4,562
Payable for distribution and service fees	2,083	337	5,905
Payable to trustees	700	2	12
Payable for chief compliance officer fee	71	34	114
Payable for legal and audit fees	20,339	21,157	19,376
Accrued expenses and other liabilities	17,850	4,511	10,786

Total Liabilities	57,286	913,711	186,015

Net Assets	$13,182,812	$6,539,327	$21,481,633

Net Assets Consist of:
Paid-in capital (Note 7)	$13,908,957	$5,811,399	$18,826,803
Accumulated net investment income/(loss)	5,632	0	(3,037)
Accumulated net realized loss on investments, securities sold short, written option contracts, futures contracts and foreign currency transactions	(1,410,137)	(59,528)	(657,272)
Net unrealized appreciation on investments, securities sold short, written option contracts, futures contracts and translation of assets and liabilities in foreign currencies	678,360	787,456	3,315,139

Total Net Assets	$13,182,812	$6,539,327	$21,481,633

Investments, at Cost	$11,737,516	$4,191,316	$17,579,030

Pricing of Shares
Investor Class:
Net Asset Value, offering and redemption price per share	$10.59	$29.29	$12.07
Net Assets	$4,897,548	$230,144	$458,179
Shares of beneficial interest outstanding	462,479	7,857	37,960
Institutional Class:
Net Asset Value, offering and redemption price per share	$10.72	$29.47	$11.91
Net Assets	$7,032,578	$6,309,183	$9,393,568
Shares of beneficial interest outstanding	655,968	214,086	788,920

See Notes to Financial Statements	105	December 31, 2013

Statement of Assets and Liabilities

	Forward Emerging Markets Fund (continued)	Forward Endurance Long/Short Fund (continued)	Forward Global Dividend Fund (continued)
Class A:
Net Asset Value, offering and redemption price per share	—	—	$12.08
Net Assets	—	—	$11,629,886
Shares of beneficial interest outstanding	—	—	962,899
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	—	—	$12.82
Advisor Class:
Net Asset Value, offering and redemption price per share	$11.03	—	—
Net Assets	$1,252,686	—	—
Shares of beneficial interest outstanding	113,597	—	—

December 31, 2013	106	See Notes to Financial Statements

Statement of Assets and Liabilities

	Forward International Dividend Fund	Forward International Small Companies Fund	Forward Select EM Dividend Fund
Assets:
Investments, at value	$292,244,125	$202,147,558	$50,602,243
Cash	10,346,300	4,551,368	2,274,148
Foreign currency, at value (Cost $2,364,896, $0 and $274,543, respectively)	2,361,235	0	274,206
Receivable for investments sold	6,957,552	2,568,341	1,660,452
Receivable for shares sold	1,027,762	99,522	65,030
Receivable due from custodian	9,907	18,626	0
Interest and dividends receivable	1,333,787	317,343	413,694
Other assets	24,294	18,814	10,491

Total Assets	314,304,962	209,721,572	55,300,264

Liabilities:
Payable on loan (Note 2)	35,000,000	0	6,500,000
Payable for interest due on loan (Note 2)	39,514	0	6,955
Payable for investments purchased	76,291	917,638	379,987
Payable for shares redeemed	826,312	81,379	74,191
Payable to advisor	161,400	172,617	38,814
Payable for distribution and service fees	54,330	20,048	11,444
Payable to trustees	119	96	20
Payable for chief compliance officer fee	1,432	1,071	258
Payable to ReFlow (Note 2)	0	3,978	0
Payable for legal and audit fees	21,076	29,981	18,912
Accrued expenses and other liabilities	90,754	71,420	37,080

Total Liabilities	36,271,228	1,298,228	7,067,661

Net Assets	$278,033,734	$208,423,344	$48,232,603

Net Assets Consist of:
Paid-in capital (Note 7)	$262,627,250	$373,476,016	$49,186,801
Accumulated net investment income/(loss)	(1,797,384)	(4,088,777)	60,306
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(14,624,220)	(217,346,143)	(3,073,810)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	31,828,088	56,382,248	2,059,306

Total Net Assets	$278,033,734	$208,423,344	$48,232,603

Investments, at Cost	$260,417,618	$145,765,922	$48,543,080

Pricing of Shares
Investor Class:
Net Asset Value, offering and redemption price per share	$9.76	$17.39	$22.44
Net Assets	$110,116,573	$38,523,196	$23,348,178
Shares of beneficial interest outstanding	11,286,138	2,215,327	1,040,609
Institutional Class:
Net Asset Value, offering and redemption price per share	$8.17	$17.38	$22.44
Net Assets	$92,617,262	$166,600,772	$22,453,155
Shares of beneficial interest outstanding	11,335,633	9,587,697	1,000,566

See Notes to Financial Statements	107	December 31, 2013

Statement of Assets and Liabilities

	Forward International Dividend Fund (continued)	Forward International Small Companies Fund (continued)	Forward Select EM Dividend Fund (continued)
Class A:
Net Asset Value, offering and redemption price per share	$9.76	—	—
Net Assets	$2,698,659	—	—
Shares of beneficial interest outstanding	276,580	—	—
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$10.36	—	—
Class C:
Net Asset Value, offering and redemption price per share	$9.74	—	$22.41
Net Assets	$7,628,601	—	$1,390,021
Shares of beneficial interest outstanding	783,269	—	62,018
Advisor Class:
Net Asset Value, offering and redemption price per share	$8.17	$17.39	$22.43
Net Assets	$64,972,639	$3,299,376	$1,041,249
Shares of beneficial interest outstanding	7,952,240	189,691	46,430

December 31, 2013	108	See Notes to Financial Statements

Statement of Assets and Liabilities

	Forward Small Cap Equity Fund	Forward Tactical Enhanced Fund	Forward Tactical Growth Fund
Assets:
Investments in affiliates, at value	$350,051	$0	$0
Investments, at value	33,742,145	59,648,410	790,357,288
Cash	1,429,846	58,837,205	126,648,865
Deposit with broker for futures contracts	541,137	0	5,688,362
Variation margin receivable	61,049	0	12,540,059
Receivable for investments sold	0	60,079,357	0
Receivable for shares sold	60,601	75,126	8,654,542
Interest and dividends receivable	25,695	0	672,180
Other assets	11,586	27,376	44,920

Total Assets	36,222,110	178,667,474	944,606,216

Liabilities:
Payable for investments purchased	0	59,511,297	0
Payable for shares redeemed	56,489	35,446	1,151,780
Payable to advisor	21,087	118,933	906,784
Payable for distribution and service fees	8,176	14,580	232,652
Payable to trustees	18	35	430
Payable for chief compliance officer fee	188	629	4,727
Payable for legal and audit fees	18,036	15,378	30,559
Accrued expenses and other liabilities	18,520	21,524	201,370

Total Liabilities	122,514	59,717,822	2,528,302

Net Assets	$36,099,596	$118,949,652	$942,077,914

Net Assets Consist of:
Paid-in capital (Note 7)	$61,081,031	$119,454,966	$902,525,409
Accumulated net investment loss	(1,988)	0	0
Accumulated net realized gain/(loss) on investments, written option contracts and futures contracts	(31,895,037)	(642,427)	17,868,589
Net unrealized appreciation on investments and futures contracts	6,915,590	137,113	21,683,916

Total Net Assets	$36,099,596	$118,949,652	$942,077,914

Investments in Affiliates, at Cost	$350,051	$0	$0

Investments, at Cost	26,887,604	59,511,297	781,213,431

Pricing of Shares
Investor Class:
Net Asset Value, offering and redemption price per share	$22.01	$25.67	$26.17
Net Assets	$26,287,252	$11,196,993	$164,319,045
Shares of beneficial interest outstanding	1,194,169	436,255	6,278,911
Institutional Class:
Net Asset Value, offering and redemption price per share	$23.17	$25.88	$26.56
Net Assets	$6,724,054	$28,405,771	$62,759,698
Shares of beneficial interest outstanding	290,260	1,097,736	2,362,857

See Notes to Financial Statements	109	December 31, 2013

Statement of Assets and Liabilities

	Forward Small Cap Equity Fund (continued)	Forward Tactical Enhanced Fund (continued)	Forward Tactical Growth Fund (continued)
Class A:
Net Asset Value, offering and redemption price per share	—	$25.57	$25.96
Net Assets	—	$3,350,570	$109,401,510
Shares of beneficial interest outstanding	—	131,027	4,213,722
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	—	$27.13	$27.54
Class C:
Net Asset Value, offering and redemption price per share	—	$25.31	$25.42
Net Assets	—	$1,955,499	$96,193,204
Shares of beneficial interest outstanding	—	77,258	3,784,275
Advisor Class:
Net Asset Value, offering and redemption price per share	$23.06	$25.85	$26.57
Net Assets	$3,088,290	$74,040,819	$509,404,457
Shares of beneficial interest outstanding	133,906	2,864,244	19,172,326

December 31, 2013	110	See Notes to Financial Statements

Consolidated Statement of Assets and Liabilities

	Forward Commodity Long/Short Strategy Fund	Forward Managed Futures Strategy Fund
Assets:
Investments, at value	$86,720,757	$6,469,962
Cash	10,278,813	1,331,911
Deposit with broker for swap contracts	16,434,080	2,017,628
Unrealized gain on swap contracts	1,502,145	132,670
Receivable for investments sold	48,794	0
Receivable for shares sold	1,249,394	123
Interest and dividends receivable	250,738	0
Other assets	24,182	8,219

Total Assets	116,508,903	9,960,513

Liabilities:
Unrealized loss on swap contracts	72,072	2,800
Payable for swap contract payments	55,582	15,474
Payable for shares redeemed	885,955	27,197
Payable to advisor	116,752	2,265
Payable for distribution and service fees	18,363	1,214
Payable to trustees	59	5
Payable for chief compliance officer fee	668	53
Payable for legal and audit fees	39,998	36,911
Accrued expenses and other liabilities	41,079	7,660

Total Liabilities	1,230,528	93,579

Net Assets	$115,278,375	$9,866,934

Net Assets Consist of:
Paid-in capital (Note 7)	$114,254,497	$9,750,851
Accumulated net realized gain/(loss) on investments and swap contracts	(524,254)	110
Net unrealized appreciation on investments and swap contracts	1,548,132	115,973

Total Net Assets	$115,278,375	$9,866,934

Investments, at Cost	$86,602,698	$6,483,859

Pricing of Shares
Investor Class:
Net Asset Value, offering and redemption price per share	$21.07	$20.37
Net Assets	$24,648,762	$1,182,024
Shares of beneficial interest outstanding	1,170,021	58,038
Institutional Class:
Net Asset Value, offering and redemption price per share	$21.20	$20.43
Net Assets	$29,198,450	$868,132
Shares of beneficial interest outstanding	1,377,255	42,489
Class C:
Net Asset Value, offering and redemption price per share	$20.89	$20.26
Net Assets	$4,797,719	$880,982
Shares of beneficial interest outstanding	229,710	43,490

See Notes to Financial Statements	111	December 31, 2013

Consolidated Statement of Assets and Liabilities

	Forward Commodity Long/Short Strategy Fund (continued)	Forward Managed Futures Strategy Fund (continued)
Advisor Class:
Net Asset Value, offering and redemption price per share	$21.12	—
Net Assets	$50,007,238	—
Shares of beneficial interest outstanding	2,367,453	—
Class Z:
Net Asset Value, offering and redemption price per share	$21.17	$20.43
Net Assets	$6,626,206	$6,935,796
Shares of beneficial interest outstanding	312,932	339,476

December 31, 2013	112	See Notes to Financial Statements

Statement of Operations

For the Year Ended December 31, 2013

	Forward Credit Analysis Long/Short Fund	Forward Dynamic Income Fund(a)	Forward EM Corporate Debt Fund
Investment Income:
Interest	$36,317,582	$97	$23,639,582
Dividends	40,434	86,271	103,383
Foreign taxes withheld	0	(1,825)	(27,467)

Total Investment Income	36,358,016	84,543	23,715,498

Expenses:
Interest and commitment fees on loan	—	—	250,939
Investment advisory fee	8,824,887	9,649	2,050,360
Interest on short sales	3,627,643	—	—
Administration fee	293,412	2,720	156,569
Custodian fee	16,883	764	22,118
Legal and audit fees	231,539	17,066	80,965
Transfer agent fee	365,695	208	284,718
Trustees’ fees and expenses	62,352	139	33,770
Registration/filing fees	91,263	21,800	45,262
Reports to shareholder and printing fees	143,713	1,682	57,017
Recoupment of past waived fees by advisor (Note 3)	—	—	16,875
Distribution and service fees
Investor Class	1,220,627	—	1,035,749
Institutional Class	86,063	441	10,815
Class A	92,916	454	—
Class C	252,263	—	18,807
Advisor Class	66,215	—	—
Chief compliance officer fee	33,511	48	16,594
ReFlow fees (Note 2)	67,954	—	—
Other	42,161	544	19,493

Total expenses before waiver	15,519,097	55,515	4,100,051
Less fees waived/reimbursed by investment advisor (Note 3)	(720,651)	(42,550)	(37,188)

Total net expenses	14,798,446	12,965	4,062,863

Net Investment Income:	21,559,570	71,578	19,652,635

Net realized loss on investments	(103,820,555)	(25,099)	(1,475,711)
Net realized gain on securities sold short	8,456,624	0	0
Net realized gain/(loss) on futures contracts	0	14,792	(327,372)
Net realized loss on swap contracts	0	0	(690,542)
Net realized loss on foreign currency	0	(468)	(1,681,644)
Long-term capital gain distributions from other investment companies	0	3,480	0
Net change in unrealized appreciation/(depreciation) on investments	(28,529,979)	28,424	(14,267,676)
Net change in unrealized appreciation on securities sold short	2,770,944	0	0
Net change in unrealized appreciation on futures contracts	0	211	301,071
Net change in unrealized appreciation on swap contracts	0	0	470,649
Net change in unrealized depreciation on translation of assets and liabilities in foreign currency transactions	0	0	(16,119)

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Futures Contracts, Swap Contracts and Foreign Currency Translations	(121,122,966)	21,340	(17,687,344)

Net Increase/(Decrease) in Net Assets Resulting from Operations	$(99,563,396)	$92,918	$1,965,291

(a) The Forward Dynamic Income Fund commenced operations on August 1, 2013.

See Notes to Financial Statements	113	December 31, 2013

Statement of Operations

For the Year Ended December 31, 2013

	Forward Emerging Markets Fund	Forward Endurance Long/Short Fund	Forward Global Dividend Fund
Investment Income:
Interest	$335	$810	$128,496
Dividends	485,176	28,136	1,029,727
Foreign taxes withheld	(71,892)	(41)	(39,489)

Total Investment Income	413,619	28,905	1,118,734

Expenses:
Dividend expense on short sales	—	12,953	—
Investment advisory fee	146,257	79,181	179,054
Interest on short sales	—	20,040	—
Administration fee	20,978	8,824	21,580
Custodian fee	1,427	2,893	7,912
Legal and audit fees	31,229	35,285	38,518
Transfer agent fee	21,947	1,629	8,723
Trustees’ fees and expenses	498	609	2,117
Registration/filing fees	37,756	5,995	38,817
Reports to shareholder and printing fees	7,603	2,359	6,945
Distribution and service fees
Investor Class	24,158	859	4,453
Institutional Class	2,195	2,532	4,865
Class A	—	—	63,456
Advisor Class	802	—	—
Chief compliance officer fee	673	39	1,258
ReFlow fees (Note 2)	404	—	2,110
Other	6,793	2,081	3,031

Total expenses before waiver	302,720	175,279	382,839
Less fees waived/reimbursed by investment advisor (Note 3)	(95,220)	(45,100)	(107,180)

Total net expenses	207,500	130,179	275,659

Net Investment Income/(Loss):	206,119	(101,274)	843,075

Net realized gain on investments	623,151	910,164	2,141,227
Net realized loss on securities sold short	0	(374,589)	0
Net realized gain on written option contracts	0	18,513	0
Net realized loss on futures contracts	(14,349)	0	0
Net realized loss on foreign currency	(168,983)	(2,215)	(108,871)
Net change in unrealized appreciation/(depreciation) on investments	(479,812)	627,754	452,267
Net change in unrealized depreciation on securities sold short	0	(35,838)	0
Net change in unrealized depreciation on written option contracts	0	(10,692)	0
Net change in unrealized appreciation on futures contracts	2,796	0	0
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currency transactions	(906)	0	442

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Written Option Contracts, Futures Contracts and Foreign Currency Translations	(38,103)	1,133,097	2,485,065

Net Increase in Net Assets Resulting from Operations	$168,016	$1,031,823	$3,328,140

December 31, 2013	114	See Notes to Financial Statements

Statement of Operations

For the Year Ended December 31, 2013

	Forward International Dividend Fund	Forward International Small Companies Fund	Forward Select EM Dividend Fund
Investment Income:
Interest	$1,319,592	$4,149	$369,654
Dividends	14,466,148	4,308,579	3,355,272
Foreign taxes withheld	(803,730)	(362,548)	(198,847)

Total Investment Income	14,982,010	3,950,180	3,526,079

Expenses:
Interest and commitment fees on loan	248,080	—	58,147
Investment advisory fee	1,946,379	1,864,093	527,202
Administration fee	130,179	127,527	43,747
Custodian fee	73,521	37,824	44,000
Legal and audit fees	60,508	77,404	35,532
Transfer agent fee	62,162	127,889	20,728
Trustees’ fees and expenses	25,384	21,634	6,226
Registration/filing fees	60,490	43,781	49,804
Reports to shareholder and printing fees	35,816	43,779	14,158
Distribution and service fees
Investor Class	381,303	153,582	96,739
Institutional Class	45,345	70,801	7,120
Class A	7,165	—	—
Class C	36,471	—	12,347
Advisor Class	35,216	4,772	739
Chief compliance officer fee	13,046	10,481	2,725
ReFlow fees (Note 2)	5,773	16,108	544
Other	29,823	26,090	9,982

Total expenses before waiver	3,196,661	2,625,765	929,740
Less fees waived/reimbursed by investment advisor (Note 3)	(281,007)	0	(105,119)

Total net expenses	2,915,654	2,625,765	824,621

Net Investment Income:	12,066,356	1,324,415	2,701,458

Net realized gain/(loss) on investments	(6,078,436)	23,533,695	285,603
Net realized loss on futures contracts	(871,955)	0	(211,311)
Net realized loss on foreign currency	(2,397,357)	(3,154,377)	(861,492)
Net change in unrealized appreciation/(depreciation) on investments	21,403,008	24,660,602	(232,550)
Net change in unrealized appreciation on translation of assets and liabilities in foreign currency transactions	1,307	5,282	205

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts and Foreign Currency Translations	12,056,567	45,045,202	(1,019,545)

Net Increase in Net Assets Resulting from Operations	$24,122,923	$46,369,617	$1,681,913

See Notes to Financial Statements	115	December 31, 2013

Statement of Operations

For the Year Ended December 31, 2013

	Forward Small Cap Equity Fund	Forward Tactical Enhanced Fund	Forward Tactical Growth Fund
Investment Income:
Interest	$6,812	$58,449	$544,684
Dividends	214,421	—	1,839,711
Dividends from affiliated investment company shares	42	—	—

Total Investment Income	221,275	58,449	2,384,395

Expenses:
Investment advisory fee	298,640	1,077,555	10,457,821
Administration fee	26,953	51,158	402,913
Custodian fee	1,376	5,414	12,686
Legal and audit fees	31,590	34,628	160,528
Transfer agent fee	56,258	47,185	624,993
Trustees’ fees and expenses	3,355	10,998	103,659
Registration/filing fees	38,927	46,521	124,405
Reports to shareholder and printing fees	16,962	14,013	179,699
Recoupment of past waived fees by advisor (Note 3)	—	17,843	—
Distribution and service fees
Investor Class	87,858	79,324	669,206
Institutional Class	3,540	14,514	31,518
Class A	—	20,850	596,681
Class C	—	23,371	991,853
Advisor Class	2,493	38,220	397,082
Chief compliance officer fee	1,965	5,338	50,660
Other	4,289	8,900	72,099

Total expenses before waiver	574,206	1,495,832	14,875,803
Less fees waived/reimbursed by investment advisor (Note 3)	(103,013)	0	0
Affiliated management fee waiver (Note 2)	(291)	—	—

Total net expenses	470,902	1,495,832	14,875,803

Net Investment Loss:	(249,627)	(1,437,383)	(12,491,408)

Net realized gain on investments	5,906,931	764,099	30,233,882
Net realized loss on written option contracts	0	0	(1,902,400)
Net realized gain on futures contracts	367,077	0	100,236,175
Net change in unrealized appreciation/(depreciation) on investments	5,165,201	(487,049)	2,688,237
Net change in unrealized appreciation on futures contracts	21,030	0	12,803,784

Net Realized and Unrealized Gain on Investments, Written Option Contracts and Futures Contracts	11,460,239	277,050	144,059,678

Net Increase/(Decrease) in Net Assets Resulting from Operations	$11,210,612	$(1,160,333)	$131,568,270

December 31, 2013	116	See Notes to Financial Statements

Consolidated Statement of Operations

For the Year Ended December 31, 2013

	Forward Commodity Long/Short Strategy Fund	Forward Managed Futures Strategy Fund
Investment Income:
Interest	$884,726	$2,094
Dividends	—	55,208

Total Investment Income	884,726	57,302

Expenses:
Investment advisory fee	1,203,499	108,685
Administration fee	161,818	68,029
Custodian fee	2,816	176
Legal and audit fees	81,054	68,546
Transfer agent fee	64,155	2,877
Trustees’ fees and expenses	13,849	1,174
Registration/filing fees	50,629	30,646
Reports to shareholder and printing fees	29,317	4,218
Recoupment of past waived fees by advisor (Note 3)	12,149	—
Distribution and service fees
Investor Class	92,973	4,545
Institutional Class	23,431	449
Class C	48,593	9,441
Advisor Class	32,400	—
Chief compliance officer fee	6,719	606
Other	10,056	2,993

Total expenses before waiver	1,833,458	302,385
Less fees waived/reimbursed by investment advisor (Note 3)	0	(59,037)

Total net expenses	1,833,458	243,348

Net Investment Loss:	(948,732)	(186,046)

Net realized gain on investments	149,803	0
Net realized gain on swap contracts	6,350,736	448,025
Long-term capital gains distributions from other investment companies	0	4,953
Net change in unrealized depreciation on investments	(604,868)	(47,563)
Net change in unrealized appreciation on swap contracts	5,707,641	85,377

Net Realized and Unrealized Gain on Investments and Swap Contracts	11,603,312	490,792

Net Increase in Net Assets Resulting from Operations	$10,654,580	$304,746

See Notes to Financial Statements	117	December 31, 2013

Statement of Changes in Net Assets

	Forward Credit Analysis Long/Short Fund
	Year Ended December 31, 2013(a)	Year Ended December 31, 2012
Operations:
Net investment income	$21,559,570	$12,060,972
Net realized gain/(loss) on investments	(103,820,555)	14,994,601
Net realized gain/(loss) on securities sold short	8,456,624	(1,104,215)
Net change in unrealized appreciation/(depreciation) on investments and securities sold short	(25,759,035)	17,981,839

Net increase/(decrease) in net assets resulting from operations	(99,563,396)	43,933,197

Distributions to Shareholders:
From net investment income
Investor Class	(10,664,545)	(6,584,580)
Institutional Class	(6,627,851)	(3,202,525)
Class A	(601,800)	(225,965)
Class C	(838,927)	(435,308)
Advisor Class	(3,117,408)	(1,608,577)
From net realized gains on investments
Investor Class	(1,773,856)	(2,295,579)
Institutional Class	(1,377,208)	(1,357,148)
Class A	(146,423)	(113,987)
Class C	(339,605)	(187,395)
Advisor Class	(415,008)	(629,953)

Total distributions	(25,902,631)	(16,641,017)

Share Transactions:
Investor Class
Proceeds from sale of shares	268,133,272	275,705,708
Issued to shareholders in reinvestment of distributions	10,571,640	8,313,445
Cost of shares redeemed	(497,227,717)	(120,965,355)

Net increase/(decrease) from share transactions	(218,522,805)	163,053,798

Institutional Class
Proceeds from sale of shares	150,897,820	209,120,442
Issued to shareholders in reinvestment of distributions	7,142,915	4,123,452
Cost of shares redeemed	(294,096,087)	(41,917,938)

Net increase/(decrease) from share transactions	(136,055,352)	171,325,956

Class A
Proceeds from sale of shares	7,443,356	17,069,566
Issued to shareholders in reinvestment of distributions	356,428	169,995
Cost of shares redeemed	(18,153,576)	(683,638)

Net increase/(decrease) from share transactions	(10,353,792)	16,555,923

Class C
Proceeds from sale of shares	6,873,999	15,740,195
Issued to shareholders in reinvestment of distributions	837,571	470,165
Cost of shares redeemed	(20,577,094)	(4,470,835)

Net increase/(decrease) from share transactions	(12,865,524)	11,739,525

December 31, 2013	118	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Credit Analysis Long/Short Fund (continued)
	Year Ended December 31, 2013(a)	Year Ended December 31, 2012
Advisor Class
Proceeds from sale of shares	82,924,845	107,065,150
Issued to shareholders in reinvestment of distributions	1,709,825	1,567,897
Cost of shares redeemed	(156,879,686)	(13,273,367)
Net increase/(decrease) from share transactions	(72,245,016)	95,359,680

Net increase/(decrease) in net assets	$(575,508,516)	$485,327,062

Net Assets:
Beginning of period	701,645,540	216,318,478

End of period (including accumulated net investment income of $61,315 and $19,190, respectively)	$126,137,024	$701,645,540

Changes in Shares Outstanding:
Investor Class
Sold	30,799,531	31,397,217
Distributions reinvested	1,334,251	937,577
Redeemed	(62,155,904)	(13,741,589)

Net increase/(decrease) in shares outstanding	(30,022,122)	18,593,205

Institutional Class
Sold	17,883,808	23,649,953
Distributions reinvested	914,396	466,005
Redeemed	(36,751,346)	(4,811,723)

Net increase/(decrease) in shares outstanding	(17,953,142)	19,304,235

Class A
Sold	843,460	1,934,414
Distributions reinvested	45,907	19,108
Redeemed	(2,315,909)	(77,247)

Net increase/(decrease) in shares outstanding	(1,426,542)	1,876,275

Class C
Sold	783,833	1,780,983
Distributions reinvested	109,271	52,992
Redeemed	(2,621,253)	(507,832)

Net increase/(decrease) in shares outstanding	(1,728,149)	1,326,143

Advisor Class
Sold	9,525,404	12,223,406
Distributions reinvested	213,707	177,144
Redeemed	(19,460,927)	(1,508,967)

Net increase/(decrease) in shares outstanding	(9,721,816)	10,891,583

(a) Prior to May 1, 2013, the Forward Credit Analysis Long/Short Fund Advisor Class was known as the Forward Credit Analysis Long/Short Fund Class M.

See Notes to Financial Statements	119	December 31, 2013

Statement of Changes in Net Assets

Forward Dynamic Income Fund
Period Ended December 31, 2013(a)
Operations:
Net investment income	$71,578
Net realized loss on investments	(25,099)
Net realized gain on futures contracts	14,792
Long-term capital gain distributions from other investment companies	3,480
Net realized loss on foreign currency transactions	(468)
Net change in unrealized appreciation on investments and futures contracts	28,635

Net increase in net assets resulting from operations	92,918

Distributions to Shareholders:
From net investment income
Institutional Class	(81,366)
Class A	(6,525)
From realized gain on investments
Institutional Class	(1,181)
Class A	(95)
From return of capital
Institutional Class	(3,673)
Class A	(295)

Total distributions	(93,135)

Share Transactions:
Institutional Class
Proceeds from sale of shares	2,960,001
Issued to shareholders in reinvestment of distributions	26,900

Net increase from share transactions	2,986,901

Class A
Proceeds from sale of shares	217,242
Issued to shareholders in reinvestment of distributions	6,915

Net increase from share transactions	224,157

Net increase in net assets	$3,210,841

Net Assets:
Beginning of period	0

End of period (including accumulated net investment loss of $(3,552))	$3,210,841

Changes in Shares Outstanding:
Institutional Class
Sold	118,732
Distributions reinvested	1,082

Net increase in shares outstanding	119,814

Class A
Sold	8,696
Distributions reinvested	278

Net increase in shares outstanding	8,974

(a) The Forward Dynamic Income Fund commenced operations on August 1, 2013.

December 31, 2013	120	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward EM Corporate Debt Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations:
Net investment income	$19,652,635	$6,445,143
Net realized loss on investments	(1,475,711)	(138,594)
Net realized loss on futures contracts	(327,372)	—
Net realized gain/(loss) on swap contracts	(690,542)	126,551
Net realized gain/(loss) on foreign currency transactions	(1,681,644)	385,248
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, swap contracts and translation of assets and liabilities in foreign currencies	(13,512,075)	4,851,559

Net increase in net assets resulting from operations	1,965,291	11,669,907

Distributions to Shareholders:
From net investment income
Investor Class	(17,399,347)	(5,129,100)
Institutional Class	(2,117,285)	(1,189,641)
Class C	(108,774)	(55,354)

Total distributions	(19,625,406)	(6,374,095)

Share Transactions:
Investor Class
Proceeds from sale of shares	210,423,916	172,230,545
Issued to shareholders in reinvestment of distributions	11,561,962	4,982,395
Cost of shares redeemed	(70,112,973)	(17,799,557)

Net increase from share transactions	151,872,905	159,413,383

Institutional Class
Proceeds from sale of shares	30,725,793	31,143,675
Issued to shareholders in reinvestment of distributions	671,469	95,236
Cost of shares redeemed	(28,348,889)	(6,374,875)

Net increase from share transactions	3,048,373	24,864,036

Class C
Proceeds from sale of shares	433,831	469,556
Issued to shareholders in reinvestment of distributions	40,035	11,093
Cost of shares redeemed	(140,431)	(39,627)

Net increase from share transactions	333,435	441,022

Net increase in net assets	$137,594,598	$190,014,253

Net Assets:
Beginning of period	203,471,720	13,457,467

End of period (including accumulated net investment income of $70,081 and $692,519, respectively)	$341,066,318	$203,471,720

See Notes to Financial Statements	121	December 31, 2013

Statement of Changes in Net Assets

	Forward EM Corporate Debt Fund (continued)
	Year Ended December 31, 2013	Year Ended December 31, 2012
Changes in Shares Outstanding:
Investor Class
Sold	21,563,106	17,627,942
Distributions reinvested	1,221,019	509,169
Redeemed	(7,309,079)	(1,814,155)

Net increase in shares outstanding	15,475,046	16,322,956

Institutional Class
Sold	3,170,523	3,204,489
Distributions reinvested	71,188	9,730
Redeemed	(2,905,393)	(648,660)

Net increase in shares outstanding	336,318	2,565,559

Class C
Sold	43,893	47,236
Distributions reinvested	4,209	1,123
Redeemed	(14,729)	(4,118)

Net increase in shares outstanding	33,373	44,241

December 31, 2013	122	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Emerging Markets Fund
	Year Ended December 31, 2013(a)	Year Ended December 31, 2012
Operations:
Net investment income	$206,119	$312,310
Net realized gain on investments	623,151	3,787,633
Net realized gain/(loss) on futures contracts	(14,349)	440,920
Net realized loss on foreign currency transactions	(168,983)	(345,672)
Net change in unrealized depreciation on investments, futures contracts and translation of assets and liabilities in foreign currencies	(477,922)	(878,791)

Net increase in net assets resulting from operations	168,016	3,316,400

Distributions to Shareholders:
From net investment income
Investor Class	(69,187)	(7,168)
Institutional Class	(103,296)	(90,699)
Advisor Class	(17,507)	(2,133)
From net realized gains on investments
Investor Class	—	(360,404)
Institutional Class	—	(258,796)
Advisor Class	—	(43,459)

Total distributions	(189,990)	(762,659)

Share Transactions:
Investor Class
Proceeds from sale of shares	6,092,620	21,081,497
Issued to shareholders in reinvestment of distributions	65,054	350,816
Cost of shares redeemed	(7,153,946)	(41,066,310)

Net decrease from share transactions	(996,272)	(19,633,997)

Institutional Class
Proceeds from sale of shares	11,177,274	2,007,040
Issued to shareholders in reinvestment of distributions	42,315	298,113
Cost of shares redeemed	(8,740,881)	(29,769,041)

Net increase/(decrease) from share transactions	2,478,708	(27,463,888)

Advisor Class
Proceeds from sale of shares	859,678	896,445
Issued to shareholders in reinvestment of distributions	16,850	45,591
Cost of shares redeemed	(302,627)	(412,107)

Net increase from share transactions	573,901	529,929

Net increase/(decrease) in net assets	$2,034,363	$(44,014,215)

Net Assets:
Beginning of period	11,148,449	55,162,664

End of period (including accumulated net investment income of $5,632 and $31,227, respectively)	$13,182,812	$11,148,449

See Notes to Financial Statements	123	December 31, 2013

Statement of Changes in Net Assets

	Forward Emerging Markets Fund (continued)
	Year Ended December 31, 2013(a)	Year Ended December 31, 2012
Changes in Shares Outstanding:
Investor Class
Sold	560,386	2,029,310
Distributions reinvested	6,225	34,183
Redeemed	(665,186)	(3,963,253)

Net decrease in shares outstanding	(98,575)	(1,899,760)

Institutional Class
Sold	1,002,240	192,944
Distributions reinvested	4,000	28,293
Redeemed	(773,601)	(3,024,325)

Net increase/(decrease) in shares outstanding	232,639	(2,803,088)

Advisor Class
Sold	75,511	79,675
Distributions reinvested	1,549	4,274
Redeemed	(27,012)	(38,689)

Net increase in shares outstanding	50,048	45,260

(a) Prior to May 1, 2013, the Forward Emerging Markets Fund Advisor Class was known as the Forward Emerging Markets Fund Class M.

December 31, 2013	124	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Endurance Long/Short Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012(a)
Operations:
Net investment loss	$(101,274)	$(61,559)
Net realized gain/(loss) on investments	910,164	(89,323)
Net realized loss on securities sold short	(374,589)	(85,967)
Net realized gain on written option contracts	18,513	32,653
Net realized loss on foreign currency transactions	(2,215)	(2,972)
Net change in unrealized appreciation on investments, securities sold short and written option contracts	581,224	206,232

Net increase/(decrease) in net assets resulting from operations	1,031,823	(936)

Distributions to Shareholders:
From net realized gains on investments
Investor Class	(12,651)	—
Institutional Class	(354,754)	—

Total distributions	(367,405)	—

Share Transactions:
Investor Class
Proceeds from sale of shares	—	199,964
Issued to shareholders in reinvestment of distributions	12,651	—
Cost of shares redeemed	(16,226)	—

Net increase/(decrease) from share transactions	(3,575)	199,964

Institutional Class
Proceeds from sale of shares	1,227,894	4,717,826
Issued to shareholders in reinvestment of distributions	190,191	—
Cost of shares redeemed	(397,888)	(58,567)

Net increase from share transactions	1,020,197	4,659,259

Net increase in net assets	$1,681,040	$4,858,287

Net Assets:
Beginning of period	4,858,287	0

End of period (including accumulated net investment income of $0 and $281, respectively)	$6,539,327	$4,858,287

Changes in Shares Outstanding:
Investor Class
Sold	—	7,994
Distributions reinvested	444	—
Redeemed	(581)	—

Net increase/(decrease) in shares outstanding	(137)	7,994

Institutional Class
Sold	42,558	181,821
Distributions reinvested	6,632	—
Redeemed	(14,667)	(2,258)

Net increase in shares outstanding	34,523	179,563

(a) The Forward Endurance Long/Short Fund commenced operations on January 3, 2012.

See Notes to Financial Statements	125	December 31, 2013

Statement of Changes in Net Assets

	Forward Global Dividend Fund
	Year Ended December 31, 2013(a)	Year Ended December 31, 2012
Operations:
Net investment income	$843,075	$826,536
Net realized gain/(loss) on investments	2,141,227	(512,749)
Net realized loss on futures contracts	—	(30,393)
Net realized loss on foreign currency transactions	(108,871)	—
Net change in unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	452,709	1,046,611

Net increase in net assets resulting from operations	3,328,140	1,330,005

Distributions to Shareholders:
From net investment income
Investor Class	(30,908)	(15,012)
Institutional Class	(379,549)	(366,605)
Class A	(392,906)	(445,151)
From return of capital
Investor Class	—	(1,090)
Institutional Class	—	(26,608)
Class A	—	(32,309)

Total distributions	(803,363)	(886,775)

Share Transactions:
Investor Class
Proceeds from sale of shares	386,336	3,207,501
Issued to shareholders in reinvestment of distributions	30,614	15,343
Cost of shares redeemed	(3,474,988)	(11,671)

Net increase/(decrease) from share transactions	(3,058,038)	3,211,173

Institutional Class
Proceeds from sale of shares	5,184,237	7,824,585
Issued to shareholders in reinvestment of distributions	192,182	158,948
Cost of shares redeemed	(6,795,748)	(3,222,439)

Net increase/(decrease) from share transactions	(1,419,329)	4,761,094

Class A
Proceeds from sale of shares	2,901,402	1,072,857
Issued to shareholders in reinvestment of distributions	266,120	51,477
Cost of shares redeemed	(3,206,046)	(393,453)

Net increase/(decrease) from share transactions	(38,524)	730,881

Net increase/(decrease) in net assets	$(1,991,114)	$9,146,378

Net Assets:
Beginning of period	23,472,747	14,326,369

End of period (including accumulated net investment loss of $(3,037) and $0, respectively)	$21,481,633	$23,472,747

Changes in Shares Outstanding:
Investor Class
Sold	32,920	296,938
Distributions reinvested	2,650	1,430
Redeemed	(300,919)	(1,090)

Net increase/(decrease) in shares outstanding	(265,349)	297,278

December 31, 2013	126	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Global Dividend Fund (continued)
	Year Ended December 31, 2013(a)	Year Ended December 31, 2012
Institutional Class
Sold	451,119	727,966
Distributions reinvested	16,712	15,030
Redeemed	(597,292)	(302,613)

Net increase/(decrease) in shares outstanding	(129,461)	440,383

Class A
Sold	249,485	98,881
Distributions reinvested	22,763	4,806
Redeemed	(279,635)	(36,052)

Net increase/(decrease) in shares outstanding	(7,387)	67,635

(a) Prior to February 20, 2013, the Forward Global Dividend Fund was known as the Forward Large Cap Dividend Fund.

See Notes to Financial Statements	127	December 31, 2013

Statement of Changes in Net Assets

	Forward International Dividend Fund
	Year Ended December 31, 2013(a)(b)	Year Ended December 31, 2012(c)
Operations:
Net investment income	$12,066,356	$4,790,424
Net realized loss on investments	(6,078,436)	(3,094,586)
Net realized loss on futures contracts	(871,955)	(442,284)
Net realized loss on foreign currency transactions	(2,397,357)	(174,120)
Net change in unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	21,404,315	10,541,722

Net increase in net assets resulting from operations	24,122,923	11,621,156

Distributions to Shareholders:
From net investment income
Investor Class	(4,766,594)	(955,099)
Institutional Class	(5,314,989)	(3,576,735)
Class A	(71,834)	—
Class C	(187,947)	(11,838)
Advisor Class	(2,601,974)	(443,198)

Total distributions	(12,943,338)	(4,986,870)

Share Transactions:
Investor Class
Proceeds from sale of shares	158,560,047	47,344,227
Issued to shareholders in reinvestment of distributions	1,625,180	945,142
Cost of shares redeemed	(103,212,068)	(4,713,368)

Net increase from share transactions	56,973,159	43,576,001

Institutional Class
Proceeds from sale of shares	72,389,827	92,378,527
Issued to shareholders in reinvestment of distributions	1,445,098	463,932
Cost of shares redeemed	(68,918,628)	(19,514,495)

Net increase from share transactions	4,916,297	73,327,964

Class A
Proceeds from sale of shares	2,756,238	—
Issued to shareholders in reinvestment of distributions	27,253	—
Cost of shares redeemed	(92,476)	—

Net increase from share transactions	2,691,015	—

Class C
Proceeds from sale of shares	7,081,632	985,988
Issued to shareholders in reinvestment of distributions	177,107	11,838
Cost of shares redeemed	(707,146)	(141,683)

Net increase from share transactions	6,551,593	856,143

Advisor Class
Proceeds from sale of shares	50,703,002	18,408,577
Issued to shareholders in reinvestment of distributions	2,576,489	440,650
Cost of shares redeemed	(9,299,320)	(398,673)

Net increase from share transactions	43,980,171	18,450,554

Net increase in net assets	$126,291,820	$142,844,948

Net Assets:
Beginning of period	151,741,914	8,896,966

End of period (including accumulated net investment loss of $(1,797,384) and $(228,303), respectively)	$278,033,734	$151,741,914

December 31, 2013	128	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward International Dividend Fund (continued)
	Year Ended December 31, 2013(a)(b)	Year Ended December 31, 2012(c)
Changes in Shares Outstanding:
Investor Class
Sold	16,714,218	5,390,850
Distributions reinvested	170,234	107,895
Redeemed	(10,958,739)	(541,465)

Net increase in shares outstanding	5,925,713	4,957,280

Institutional Class
Sold	9,025,177	12,470,117
Distributions reinvested	180,352	63,518
Redeemed	(8,606,776)	(2,648,432)

Net increase in shares outstanding	598,753	9,885,203

Class A
Sold	283,537	—
Distributions reinvested	2,855	—
Redeemed	(9,812)	—

Net increase in shares outstanding	276,580	—

Class C
Sold	742,631	111,059
Distributions reinvested	18,566	1,336
Redeemed	(74,434)	(15,889)

Net increase in shares outstanding	686,763	96,506

Advisor Class
Sold	6,292,387	2,492,600
Distributions reinvested	321,485	58,767
Redeemed	(1,162,791)	(53,499)

Net increase in shares outstanding	5,451,081	2,497,868

(a) Prior to May 1, 2013, the Forward International Dividend Fund Advisor Class was known as the Forward International Dividend Fund Class M.

(b) The Forward International Dividend Fund began offering Class A shares on May 1, 2013.

(c) The Forward International Dividend Fund began offering Class C shares on July 31, 2012.

See Notes to Financial Statements	129	December 31, 2013

Statement of Changes in Net Assets

	Forward International Small Companies Fund
	Year Ended December 31, 2013(a)	Year Ended December 31, 2012(b)
Operations:
Net investment income	$1,324,415	$2,545,711
Net realized gain on investments	23,533,695	18,153,531
Net realized gain on swap contracts	—	495,837
Net realized loss on foreign currency transactions	(3,154,377)	(2,781,348)
Net change in unrealized appreciation on investments, swap contracts and translation of assets and liabilities in foreign currencies	24,665,884	23,249,632

Net increase in net assets resulting from operations	46,369,617	41,663,363

Distributions to Shareholders:
From net investment income
Investor Class	(719,807)	(619,515)
Institutional Class	(3,667,892)	(2,137,095)
Advisor Class	(68,615)	(193,388)

Total distributions	(4,456,314)	(2,949,998)

Share Transactions:
Investor Class
Proceeds from sale of shares	12,488,739	26,070,217
Issued to shareholders in reinvestment of distributions	694,371	600,631
Cost of shares redeemed	(20,992,293)	(48,340,065)

Net decrease from share transactions	(7,809,183)	(21,669,217)

Institutional Class
Proceeds from sale of shares	67,832,097	44,138,374
Issued to shareholders in reinvestment of distributions	2,717,358	1,963,729
Cost of shares redeemed	(43,597,743)	(249,683,236)

Net increase/(decrease) from share transactions	26,951,712	(203,581,133)

Advisor Class
Proceeds from sale of shares	903,376	11,726,910
Issued to shareholders in reinvestment of distributions	68,615	193,388
Cost of shares redeemed	(8,723,853)	(2,875,330)

Net increase/(decrease) from share transactions	(7,751,862)	9,044,968

Net increase/(decrease) in net assets	$53,303,970	$(178,648,549)

Net Assets:
Beginning of period	155,119,374	333,767,923

End of period (including accumulated net investment loss of $(4,088,777) and $(1,726,677), respectively)	$208,423,344	$155,119,374

Changes in Shares Outstanding:
Investor Class
Sold	834,062	2,023,019
Distributions reinvested	40,512	43,714
Redeemed	(1,391,815)	(3,812,426)

Net decrease in shares outstanding	(517,241)	(1,745,693)

Institutional Class
Sold	4,458,306	3,421,630
Distributions reinvested	158,632	143,025
Redeemed	(2,802,327)	(20,077,089)

Net increase/(decrease) in shares outstanding	1,814,611	(16,512,434)

December 31, 2013	130	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward International Small Companies Fund (continued)
	Year Ended December 31, 2013(a)	Year Ended December 31, 2012(b)
Class A
Sold	—	9,964
Redeemed	—	(96,915)

Net decrease in shares outstanding	—	(86,951)

Advisor Class
Sold	59,689	905,414
Distributions reinvested	4,003	14,085
Redeemed	(574,635)	(223,959)

Net increase/(decrease) in shares outstanding	(510,943)	695,540

(a) Prior to May 1, 2013, the Forward International Small Companies Fund Advisor Class was known as the Forward International Small Companies Fund Class M.

(b) Effective November 30, 2012, Class A shares of the Forward International Small Companies Fund were terminated and converted to Investor Class shares.

See Notes to Financial Statements	131	December 31, 2013

Statement of Changes in Net Assets

	Forward Select EM Dividend Fund
	Year Ended December 31, 2013(a)	Year Ended December 31, 2012
Operations:
Net investment income	$2,701,458	$920,521
Net realized gain/(loss) on investments	285,603	(559,663)
Net realized gain/(loss) on futures contracts	(211,311)	127,814
Net realized loss on foreign currency transactions	(861,492)	(148,916)
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	(232,345)	3,283,823

Net increase in net assets resulting from operations	1,681,913	3,623,579

Distributions to Shareholders:
From net investment income
Investor Class	(1,209,595)	(215,366)
Institutional Class	(1,008,375)	(630,694)
Class C	(55,238)	(27,151)
Advisor Class	(56,310)	(49,395)
From return of capital
Investor Class	—	(2,003)
Institutional Class	—	(5,865)
Class C	—	(253)
Advisor Class	—	(459)

Total distributions	(2,329,518)	(931,186)

Share Transactions:
Investor Class
Proceeds from sale of shares	70,280,125	13,292,474
Issued to shareholders in reinvestment of distributions	577,558	183,725
Cost of shares redeemed	(60,852,035)	(1,636,471)

Net increase from share transactions	10,005,648	11,839,728

Institutional Class
Proceeds from sale of shares	26,551,296	31,009,780
Issued to shareholders in reinvestment of distributions	195,181	5,489
Cost of shares redeemed	(36,123,444)	(4,880,884)

Net increase/(decrease) from share transactions	(9,376,967)	26,134,385

Class C
Proceeds from sale of shares	1,275,706	64,140
Issued to shareholders in reinvestment of distributions	27,747	933
Cost of shares redeemed	(526,858)	—

Net increase from share transactions	776,595	65,073

Advisor Class
Proceeds from sale of shares	408,327	494,595
Issued to shareholders in reinvestment of distributions	22,828	16,532
Cost of shares redeemed	(539,529)	(65,784)

Net increase/(decrease) from share transactions	(108,374)	445,343

Net increase in net assets	$649,297	$41,176,922

Net Assets:
Beginning of period	47,583,306	6,406,384

End of period (including accumulated net investment income/(loss) of $60,306 and $(22,322), respectively)	$48,232,603	$47,583,306

December 31, 2013	132	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Select EM Dividend Fund (continued)
	Year Ended December 31, 2013(a)	Year Ended December 31, 2012
Changes in Shares Outstanding:
Investor Class
Sold	3,058,820	584,701
Distributions reinvested	24,744	8,099
Redeemed	(2,616,414)	(71,992)

Net increase in shares outstanding	467,150	520,808

Institutional Class
Sold	1,147,709	1,350,764
Distributions reinvested	8,614	241
Redeemed	(1,509,999)	(214,580)

Net increase/(decrease) in shares outstanding	(353,676)	1,136,425

Class C
Sold	54,237	2,880
Distributions reinvested	1,208	42
Redeemed	(23,349)	—

Net increase in shares outstanding	32,096	2,922

Advisor Class
Sold	17,062	22,132
Distributions reinvested	976	753
Redeemed	(22,842)	(2,958)

Net increase/(decrease) in shares outstanding	(4,804)	19,927

(a) Prior to May 1, 2013, the Forward Select EM Dividend Fund Advisor Class was known as the Forward Select EM Dividend Fund Class M.

See Notes to Financial Statements	133	December 31, 2013

Statement of Changes in Net Assets

	Forward Small Cap Equity Fund
	Year Ended December 31, 2013(a)	Year Ended December 31, 2012(b)
Operations:
Net investment loss	$(249,627)	$(84,112)
Net realized gain on investments	5,906,931	2,485,281
Net realized gain on futures contracts	367,077	575,323
Net change in unrealized appreciation on investments and futures contracts	5,186,231	1,950,027

Net increase in net assets resulting from operations	11,210,612	4,926,519

Share Transactions:
Investor Class
Proceeds from sale of shares	1,863,633	2,077,843
Cost of shares redeemed	(6,911,007)	(11,809,613)

Net decrease from share transactions	(5,047,374)	(9,731,770)

Institutional Class
Proceeds from sale of shares	975,802	248,948
Cost of shares redeemed	(3,944,305)	(12,399,873)

Net decrease from share transactions	(2,968,503)	(12,150,925)

Class A
Proceeds from sale of shares	—	20,184
Cost of shares redeemed	—	(853,154)

Net decrease from share transactions	—	(832,970)

Advisor Class
Proceeds from sale of shares	480,706	3,658,413
Cost of shares redeemed	(1,032,594)	(1,119,996)

Net increase/(decrease) from share transactions	(551,888)	2,538,417

Net increase/(decrease) in net assets	$2,642,847	$(15,250,729)

Net Assets:
Beginning of period	33,456,749	48,707,478

End of period (including accumulated net investment loss of $(1,988) and $0, respectively)	$36,099,596	$33,456,749

Changes in Shares Outstanding:
Investor Class
Sold	94,350	137,950
Redeemed	(362,471)	(757,341)

Net increase/(decrease) in shares outstanding	(268,121)	619,391

Institutional Class
Sold	48,197	15,356
Redeemed	(198,998)	(756,084)

Net decrease in shares outstanding	(150,801)	(740,728)

Class A
Sold	—	1,302
Redeemed	—	(54,359)

Net decrease in shares outstanding	—	(53,057)

December 31, 2013	134	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Small Cap Equity Fund (continued)
	Year Ended December 31, 2013(a)	Year Ended December 31, 2012(b)
Advisor Class
Sold	25,025	219,067
Redeemed	(51,897)	(68,564)

Net increase/(decrease) in shares outstanding	(26,872)	150,503

(a) Prior to May 1, 2013, the Forward Small Cap Equity Fund Advisor Class was known as the Forward Small Cap Equity Fund Class M.

(b) Effective November 30, 2012, Class A shares of the Forward Small Cap Equity Fund were terminated and converted to Investor Class shares.

See Notes to Financial Statements	135	December 31, 2013

Statement of Changes in Net Assets

	Forward Tactical Enhanced Fund
	Year Ended December 31, 2013(a)	Year Ended December 31, 2012
Operations:
Net investment loss	$(1,437,383)	$(428,504)
Net realized gain on investments	764,099	209,254
Net realized gain on futures contracts	—	3,743,496
Net change in unrealized appreciation/(depreciation) on investments	(487,049)	522,971

Net increase/(decrease) in net assets resulting from operations	(1,160,333)	4,047,217

Distributions to Shareholders:
From net realized gains on investments
Investor Class	(36,284)	(808,065)
Institutional Class	(89,057)	(863,999)
Class A	(11,016)	(168,748)
Class C	(6,312)	(140,921)
Advisor Class	(230,333)	(13,611)

Total distributions	(373,002)	(1,995,344)

Share Transactions:
Investor Class
Proceeds from sale of shares	16,824,170	10,770,966
Issued to shareholders in reinvestment of distributions	36,104	805,681
Cost of shares redeemed	(22,411,730)	(7,652,328)

Net increase/(decrease) from share transactions	(5,551,456)	3,924,319

Institutional Class
Proceeds from sale of shares	23,180,410	13,748,229
Issued to shareholders in reinvestment of distributions	81,640	819,635
Cost of shares redeemed	(12,493,269)	(9,371,964)

Net increase from share transactions	10,768,781	5,195,900

Class A
Proceeds from sale of shares	665,192	1,248,070
Issued to shareholders in reinvestment of distributions	10,560	162,900
Cost of shares redeemed	(905,932)	(577,900)

Net increase/(decrease) from share transactions	(230,180)	833,070

Class C
Proceeds from sale of shares	740,161	1,244,612
Issued to shareholders in reinvestment of distributions	5,686	133,593
Cost of shares redeemed	(2,044,035)	(443,699)

Net increase/(decrease) from share transactions	(1,298,188)	934,506

Advisor Class
Proceeds from sale of shares	88,795,793	246,017
Issued to shareholders in reinvestment of distributions	10,708	12,865
Cost of shares redeemed	(13,704,889)	(244,950)

Net increase from share transactions	75,101,612	13,932

Net increase in net assets	$77,257,234	$12,953,600

Net Assets:
Beginning of period	41,692,418	28,738,818

End of period (including accumulated net investment income of $0 and $0, respectively)	$118,949,652	$41,692,418

December 31, 2013	136	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Tactical Enhanced Fund (continued)
	Year Ended December 31, 2013(a)	Year Ended December 31, 2012
Changes in Shares Outstanding:
Investor Class
Sold	639,299	419,895
Distributions reinvested	1,421	31,753
Redeemed	(863,576)	(295,800)

Net increase/(decrease) in shares outstanding	(222,856)	155,848

Institutional Class
Sold	882,310	530,372
Distributions reinvested	3,188	32,096
Redeemed	(477,013)	(362,988)

Net increase in shares outstanding	408,485	199,480

Class A
Sold	25,363	49,177
Distributions reinvested	417	6,442
Redeemed	(35,140)	(22,738)

Net increase/(decrease) in shares outstanding	(9,360)	32,881

Class C
Sold	28,454	48,751
Distributions reinvested	227	5,330
Redeemed	(78,673)	(17,386)

Net increase/(decrease) in shares outstanding	(49,992)	36,695

Advisor Class
Sold	3,393,469	9,129
Distributions reinvested	419	503
Redeemed	(533,161)	(9,581)

Net increase in shares outstanding	2,860,727	51

(a) Prior to May 1, 2013, the Forward Tactical Enhanced Fund Advisor Class was known as the Forward Tactical Enhanced Fund Class M.

See Notes to Financial Statements	137	December 31, 2013

Statement of Changes in Net Assets

	Forward Tactical Growth Fund
	Year Ended December 31, 2013(a)	Year Ended December 31, 2012
Operations:
Net investment loss	$(12,491,408)	$(13,599,591)
Net realized gain on investments	30,233,882	6,269,412
Net realized loss on written option contracts	(1,902,400)	0
Net realized gain on futures contracts	100,236,175	46,605,989
Net change in unrealized appreciation on investments and futures contracts	15,492,021	7,699,081

Net increase in net assets resulting from operations	131,568,270	46,974,891

Distributions to Shareholders:
From net realized gains on investments
Investor Class	(15,422,444)	(6,983,133)
Institutional Class	(5,940,966)	(1,968,876)
Class A	(10,701,030)	(3,717,394)
Class C	(9,401,452)	(4,059,123)
Advisor Class	(47,884,623)	(15,019,816)

Total distributions	(89,350,515)	(31,748,342)

Share Transactions:
Investor Class
Proceeds from sale of shares	34,831,732	58,253,980
Issued to shareholders in reinvestment of distributions	15,357,174	6,841,303
Cost of shares redeemed	(81,539,616)	(134,949,663)

Net decrease from share transactions	(31,350,710)	(69,854,380)

Institutional Class
Proceeds from sale of shares	14,087,346	24,736,916
Issued to shareholders in reinvestment of distributions	5,885,011	1,912,486
Cost of shares redeemed	(22,178,286)	(36,591,483)

Net decrease from share transactions	(2,205,929)	(9,942,081)

Class A
Proceeds from sale of shares	42,329,021	53,281,448
Issued to shareholders in reinvestment of distributions	10,618,127	3,648,679
Cost of shares redeemed	(61,091,242)	(109,771,869)

Net decrease from share transactions	(8,144,094)	(52,841,742)

Class C
Proceeds from sale of shares	16,893,580	16,059,722
Issued to shareholders in reinvestment of distributions	9,086,049	3,923,750
Cost of shares redeemed	(49,588,091)	(45,958,213)

Net decrease from share transactions	(23,608,462)	(25,974,741)

Advisor Class
Proceeds from sale of shares	187,512,746	324,368,747
Issued to shareholders in reinvestment of distributions	46,422,997	14,463,588
Cost of shares redeemed	(193,538,318)	(182,855,054)

Net increase from share transactions	40,397,425	155,977,281

Net increase in net assets	$17,305,985	$12,590,886

Net Assets:
Beginning of period	924,771,929	912,181,043

End of period (including accumulated net investment income of $0 and $0, respectively)	$942,077,914	$924,771,929

December 31, 2013	138	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Tactical Growth Fund (continued)
	Year Ended December 31, 2013(a)	Year Ended December 31, 2012
Changes in Shares Outstanding:
Investor Class
Sold	1,310,221	2,251,195
Distributions reinvested	594,548	273,981
Redeemed	(3,090,894)	(5,236,700)

Net decrease in shares outstanding	(1,186,125)	(2,711,524)

Institutional Class
Sold	520,498	947,880
Distributions reinvested	224,155	75,742
Redeemed	(812,455)	(1,407,431)

Net decrease in shares outstanding	(67,802)	(383,809)

Class A
Sold	1,599,744	2,075,160
Distributions reinvested	414,285	146,946
Redeemed	(2,324,829)	(4,272,339)

Net decrease in shares outstanding	(310,800)	(2,050,233)

Class C
Sold	642,839	629,372
Distributions reinvested	361,994	160,284
Redeemed	(1,922,246)	(1,812,162)

Net decrease in shares outstanding	(917,413)	(1,022,506)

Advisor Class
Sold	6,938,722	12,521,483
Distributions reinvested	1,768,262	572,589
Redeemed	(7,202,327)	(7,021,251)

Net increase in shares outstanding	1,504,657	6,072,821

(a) Prior to May 1, 2013, the Forward Tactical Growth Fund Advisor Class was known as the Forward Tactical Growth Fund Class M.

See Notes to Financial Statements	139	December 31, 2013

Consolidated Statement of Changes in Net Assets

	Forward Commodity Long/Short Strategy Fund
	Year Ended December 31, 2013(a)	Year Ended December 31, 2012
Operations:
Net investment loss	$(948,732)	$(1,109,259)
Net realized gain on investments	149,803	127,074
Net realized gain/(loss) on swap contracts	6,350,736	(39,765,454)
Net change in unrealized appreciation/(depreciation) on investments and swap contracts	5,102,773	(3,852,482)

Net increase/(decrease) in net assets resulting from operations	10,654,580	(44,600,121)

Distributions to Shareholders:
From net investment income
Investor Class	(1,068,090)	—
Institutional Class	(1,556,649)	—
Class C	(179,163)	—
Advisor Class	(2,438,479)	—
Class Z	(302,778)	—
From return of capital
Investor Class	(8,486)	—
Institutional Class	(12,367)	—
Class C	(1,423)	—
Advisor Class	(19,373)	—
Class Z	(2,406)	—

Total distributions	(5,589,214)	—

Share Transactions:
Investor Class
Proceeds from sale of shares	9,095,336	26,945,461
Issued to shareholders in reinvestment of distributions	1,038,926	—
Cost of shares redeemed	(8,480,995)	(43,172,951)

Net increase/(decrease) from share transactions	1,653,267	(16,227,490)

Institutional Class
Proceeds from sale of shares	34,528,631	68,401,475
Issued to shareholders in reinvestment of distributions	1,380,782	—
Cost of shares redeemed	(59,014,094)	(62,916,010)

Net increase/(decrease) from share transactions	(23,104,681)	5,485,465

Class C
Proceeds from sale of shares	1,471,017	6,388,454
Issued to shareholders in reinvestment of distributions	173,841	—
Cost of shares redeemed	(2,577,259)	(3,785,060)

Net increase/(decrease) from share transactions	(932,401)	2,603,394

Advisor Class
Proceeds from sale of shares	31,539,177	56,520,918
Issued to shareholders in reinvestment of distributions	2,390,565	—
Cost of shares redeemed	(19,024,024)	(15,555,257)

Net increase from share transactions	14,905,718	40,965,661

Class Z
Proceeds from sale of shares	4,072,000	2,780,000
Issued to shareholders in reinvestment of distributions	305,184	—
Cost of shares redeemed	(3,839,000)	(5,956,511)

Net increase/(decrease) from share transactions	538,184	(3,176,511)

Net decrease in net assets	$(1,874,547)	$(14,949,602)

Net Assets:
Beginning of period	117,152,922	132,102,524

End of period (including accumulated net investment income of $0 and $0, respectively)	$115,278,375	$117,152,922

December 31, 2013	140	See Notes to Financial Statements

Consolidated Statement of Changes in Net Assets

	Forward Commodity Long/Short Strategy Fund (continued)
	Year Ended December 31, 2013(a)	Year Ended December 31, 2012
Changes in Shares Outstanding:
Investor Class
Sold	430,188	1,083,042
Distributions reinvested	49,853	—
Redeemed	(402,932)	(1,772,027)

Net increase/(decrease) in shares outstanding	77,109	(688,985)

Institutional Class
Sold	1,660,196	2,715,414
Distributions reinvested	65,846	—
Redeemed	(2,782,487)	(2,730,174)

Net decrease in shares outstanding	(1,056,445)	(14,760)

Class C
Sold	69,754	255,657
Distributions reinvested	8,414	—
Redeemed	(124,896)	(171,450)

Net increase/(decrease) in shares outstanding	(46,728)	84,207

Advisor Class
Sold	1,468,852	2,317,334
Distributions reinvested	114,381	—
Redeemed	(908,089)	(689,037)

Net increase in shares outstanding	675,144	1,628,297

Class Z
Sold	195,180	125,536
Distributions reinvested	14,568	—
Redeemed	(180,241)	(241,582)

Net increase/(decrease) in shares outstanding	29,507	(116,046)

(a) Prior to May 1, 2013, the Forward Commodity Long/Short Strategy Fund Advisor Class was known as the Forward Commodity Long/Short Strategy Fund Class M.

See Notes to Financial Statements	141	December 31, 2013

Consolidated Statement of Changes in Net Assets

	Forward Managed Futures Strategy Fund
	Year Ended December 31, 2013	Period Ended December 31, 2012(a)(b)
Operations:
Net investment loss	$(186,046)	$(148,398)
Net realized gain on investments	0	7,034
Net realized gain/(loss) on swap contracts	448,025	(2,056,919)
Long-term capital gain distributions from other investment companies	4,953	0
Net change in unrealized appreciation on investments and swap contracts	37,814	78,159

Net increase/(decrease) in net assets resulting from operations	304,746	(2,120,124)

Distributions to Shareholders:
From net investment income
Investor Class	(28,883)	—
Institutional Class	(24,370)	—
Class C	(16,927)	—
Class Z	(197,000)	—
From net realized gains on investments
Investor Class	(1,186)	(123)
Institutional Class	(927)	(106)
Class C	(821)	(109)
Class Z	(7,371)	(1,233)

Total distributions	(277,485)	(1,571)

Share Transactions:
Investor Class
Proceeds from sale of shares	534,355	1,355,660
Issued to shareholders in reinvestment of distributions	8,795	24
Cost of shares redeemed	(380,823)	(90,048)

Net increase from share transactions	162,327	1,265,636

Institutional Class
Proceeds from sale of shares	94,350	1,099,777
Issued to shareholders in reinvestment of distributions	1,424	8
Cost of shares redeemed	(109,411)	(19,695)

Net increase/(decrease) from share transactions	(13,637)	1,080,090

Class C
Proceeds from sale of shares	66,200	1,138,532
Issued to shareholders in reinvestment of distributions	1,904	3
Cost of shares redeemed	(119,384)	—

Net increase/(decrease) from share transactions	(51,280)	1,138,535

Class Z
Proceeds from sale of shares	1,444,092	11,840,001
Issued to shareholders in reinvestment of distributions	204,371	1,233
Cost of shares redeemed	(4,660,000)	(450,000)

Net increase/(decrease) from share transactions	(3,011,537)	11,391,234

Net increase/(decrease) in net assets	$(2,886,866)	$12,753,800

Net Assets:
Beginning of period	12,753,800	0

End of period (including accumulated net investment income of $0 and $5,007, respectively)	$9,866,934	$12,753,800

December 31, 2013	142	See Notes to Financial Statements

Consolidated Statement of Changes in Net Assets

	Forward Managed Futures Strategy Fund (continued)
	Year Ended December 31, 2013	Period Ended December 31, 2012(a)(b)
Changes in Shares Outstanding:
Investor Class
Sold	26,005	54,004
Distributions reinvested	434	1
Redeemed	(18,434)	(3,972)

Net increase in shares outstanding	8,005	50,033

Institutional Class
Sold	4,543	44,115
Distributions reinvested	70	1
Redeemed	(5,345)	(895)

Net increase/(decrease) in shares outstanding	(732)	43,221

Class C
Sold	3,240	46,103
Distributions reinvested	94	1
Redeemed	(5,948)	—

Net increase/(decrease) in shares outstanding	(2,614)	46,104

Class Z
Sold	70,476	505,892
Distributions reinvested	10,043	60
Redeemed	(225,031)	(21,964)

Net increase/(decrease) in shares outstanding	(144,512)	483,988

(a) The Forward Managed Futures Strategy Fund commenced operations on January 30, 2012.

(b) The Forward Managed Futures Strategy Fund began offering Class Z shares on January 31, 2012.

See Notes to Financial Statements	143	December 31, 2013

Statement of Cash Flows

For the Year Ended December 31, 2013

	Forward Credit Analysis Long/Short Fund	Forward EM Corporate Debt Fund
Cash Flow from Operating Activities:
Net increase/(decrease) in net assets resulting from operations	$(99,563,396)	$1,965,291
Adjustments to reconcile net increase/(decrease) in net assets resulting from operations to net cash provided by/(used) in operating activities:
Purchases of investment securities	(785,791,589)	(448,013,386)
Proceeds from sale of investment securities	1,225,776,498	251,363,299
Proceeds from securities sold short transactions	380,377,138	—
Purchases to cover securities sold short transactions	(460,449,717)	—
Net purchases to cover credit default swap contacts	—	(1,743,536)
Net cost of short-term investments	(14,678,684)	(11,997,659)
Discount and premiums amortized	(34,968)	(2,301,926)
Net realized loss on investments	103,820,555	1,475,711
Net realized gain on securities sold short	(8,456,624)	—
Net realized loss on swap contracts	—	690,542
Net realized loss on foreign currency	—	1,681,644
Net change in unrealized depreciation on investments and translation of assets and liabilities in foreign currency transactions	25,759,035	13,512,075
Changes in assets and liabilities:
Decrease in deposit with broker for securities sold short	40,668,274	—
Decrease in deposit with broker for swap contracts	—	1,250,000
Increase in deposit with broker for futures contracts	—	(303,331)
Decrease in swap contract payments	—	4,167
Decrease/(Increase) in interest and dividends receivable	7,948,116	(3,323,360)
Increase in other assets	(5,251)	(3,191)
Decrease in payable for interest on short sales	(389,229)	—
Increase in payable for interest due on loan	—	4,582
Increase/(Decrease) in payable to advisor	(759,271)	132,598
Increase/(Decrease) in payable for distribution and service fees	(123,350)	51,950
Increase in payable to trustees	160	66
Increase/(Decrease) in payable for chief compliance officer fee	(2,017)	980
Increase in payable to ReFlow	15,301	—
Increase in payable for legal and audit fees	3,088	424
Increase in accrued expenses and other liabilities	6,615	44,264

Net cash provided by/(used) in operating activities	414,120,684	(195,508,796)

Cash Flows from Financing Activities:
Cash provided by loan, net	—	60,246,357
Proceeds from sale of shares	517,848,939	241,982,948
Cost of shares redeemed	(982,205,943)	(98,217,962)
Cash distributions paid	(5,284,252)	(7,351,940)

Net cash provided by/(used) in financing activities	(469,641,256)	196,659,403

Effect of Exchange Rates on Cash & Foreign Currency	—	(16,119)
Net Change in Cash & Foreign Currency for the Period	(55,520,572)	1,134,488

Cash & Foreign Currency, Beginning of Period	55,658,128	6,877,932

Cash & Foreign Currency, End of Period	$137,556	$8,012,420

Non-cash financing activities not included herein consist of reinvestment of distributions of $20,618,379 and $12,273,466, respectively.

Cash paid for interest on short sales and interest paid to broker for Forward Credit Analysis Long/Short Fund was $4,016,872 and cash paid for interest on loan for Forward EM Corporate Debt Fund was $246,357. Forward EM Corporate Debt Fund received $542,629 in Payment in-kind income.

December 31, 2013	144	See Notes to Financial Statements

Statement of Cash Flows

For the Year Ended December 31, 2013

	Forward International Dividend Fund	Forward Select EM Dividend Fund
Cash Flow from Operating Activities:
Net increase in net assets resulting from operations	$24,122,923	$1,681,913
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by/(used) in operating activities:
Purchases of investment securities	(407,320,763)	(105,513,774)
Proceeds from sale of investment securities	260,137,282	99,338,945
Discount and premiums amortized	333,350	83,847
Net realized (gain)/loss on investments	6,078,436	(285,603)
Net realized loss on foreign currency	2,397,357	861,492
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currency transactions	(21,404,315)	232,345
Changes in assets and liabilities:
Decrease in deposit with broker for futures contracts	1,726,235	27,814
Increase in receivable due from custodian	(9,907)	—
Increase in interest and dividends receivable	(1,063,420)	(352,924)
Increase in other assets	(6,438)	(1,197)
Increase in payable for interest due on loan	39,514	6,633
Increase in payable to advisor	104,137	14,805
Increase in payable for distribution and service fees	35,598	6,986
Increase/(Decrease) in payable to trustees	(1,756)	4
Increase in payable for chief compliance officer fee	849	72
Increase/(Decrease) in payable for legal and audit fees	(828)	516
Increase in accrued expenses and other liabilities	57,338	18,859

Net cash used in operating activities	(134,774,408)	(3,879,267)

Cash Flows from Financing Activities:
Cash provided by loan, net	35,000,000	4,440,925
Proceeds from sale of shares	291,325,926	98,727,775
Cost of shares redeemed	(181,437,961)	(97,967,948)
Cash distributions paid	(7,092,211)	(1,506,204)

Net cash provided by/(used) in financing activities	137,795,754	3,694,548

Effect of Exchange Rates on Cash & Foreign Currency	1,307	206
Net Change in Cash & Foreign Currency for the Period	3,022,653	(184,513)

Cash & Foreign Currency, Beginning of Period	9,684,882	2,732,867

Cash & Foreign Currency, End of Period	$12,707,535	$2,548,354

Non-cash financing activities not included herein consist of reinvestment of distributions of $5,851,127 and $823,314, respectively.

Cash paid for interest on loan for Forward International Dividend Fund and Forward Select EM Dividend Fund was $208,566 and $51,514, respectively.

See Notes to Financial Statements	145	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Credit Analysis Long/Short Fund

	Investor Class
	Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011(a)	Year Ended December 31, 2010		Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$8.93		$8.09	$7.96	$8.08		$5.84
Income/(Loss) from Operations:
Net investment income	0.30	(b)	0.24 (b)	0.32 (b)	0.41		0.48
Net realized and unrealized gain/(loss) on investments	(1.56)		0.88	0.14	(0.07)		2.19

Total from Investment Operations	(1.26)		1.12	0.46	0.34		2.67

Less Distributions:
From investment income	(0.41)		(0.22)	(0.31)	(0.39)		(0.43)
From capital gains	(0.19)		(0.06)	(0.02)	(0.07)		—

Total Distributions	(0.60)		(0.28)	(0.33)	(0.46)		(0.43)

Net Increase/(Decrease) in Net Asset Value	(1.86)		0.84	0.13	(0.12)		2.24

Net Asset Value, End of Period	$7.07		$8.93	$8.09	$7.96		$8.08

Total Return	(14.42)%		13.96%	5.83%	4.17%		46.56%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$55,719		$338,662	$156,238	$136,654		$61,043
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	4.05%		3.24%	6.13%	6.39%		8.48%
Operating expenses including reimbursement/waiver	1.97	%(c)	1.99%	1.99%	1.98	%(d)	1.93	%(e)
Operating expenses excluding reimbursement/waiver	2.08%		2.08%	2.14%	2.14%		2.22%
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	3.45%		2.78%	3.95%	5.15%		6.61%
Operating expenses including reimbursement/waiver	2.57	%(c)	2.46%	4.17%	3.22	%(d)	3.80	%(e)
Operating expenses excluding reimbursement/waiver	2.68%		2.55%	4.32%	3.39%		4.09%
Portfolio Turnover Rate	125%		63%	133%	89%		221%

(a) Prior to May 1, 2011, the Forward Credit Analysis Long/Short Fund was known as the Forward Long/Short Credit Analysis Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Effective October 1, 2013, the net expense limitation changed from 1.99% to 1.79%.

(d) Effective May 1, 2010, the net expense limitation changed from 1.95% to 1.99%.

(e) Effective May 1, 2009, the net expense limitation changed from 1.84% to 1.95%.

December 31, 2013	146	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Credit Analysis Long/Short Fund

	Institutional Class
	Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011(a)	Year Ended December 31, 2010		Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$8.88		$8.04	$7.91	$8.03		$5.81
Income/(Loss) from Operations:
Net investment income	0.32	(b)	0.27 (b)	0.34 (b)	0.48		0.54
Net realized and unrealized gain/(loss) on investments	(1.56)		0.88	0.15	(0.11)		2.14

Total from Investment Operations	(1.24)		1.15	0.49	0.37		2.68

Less Distributions:
From investment income	(0.44)		(0.25)	(0.34)	(0.42)		(0.46)
From capital gains	(0.19)		(0.06)	(0.02)	(0.07)		—

Total Distributions	(0.63)		(0.31)	(0.36)	(0.49)		(0.46)

Net Increase/(Decrease) in Net Asset Value	(1.87)		0.84	0.13	(0.12)		2.22

Net Asset Value, End of Period	$7.01		$8.88	$8.04	$7.91		$8.03

Total Return	(14.20)%		14.43%	6.23%	4.54%		47.08%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$43,298		$214,229	$38,790	$16,994		$4,787
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	4.41%		3.51%	6.39%	6.82%		8.89%
Operating expenses including reimbursement/waiver	1.61	%(c)	1.64%	1.64%	1.63	%(d)	1.57	%(e)
Operating expenses excluding reimbursement/waiver	1.74%		1.74%	1.79%	1.80%		1.86%
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	3.81%		3.05%	4.21%	5.57%		7.01%
Operating expenses including reimbursement/waiver	2.21	%(c)	2.11%	3.82%	2.88	%(d)	3.45	%(e)
Operating expenses excluding reimbursement/waiver	2.34%		2.21%	3.97%	3.06%		3.74%
Portfolio Turnover Rate	125%		63%	133%	89%		221%

(a) Prior to May 1, 2011, the Forward Credit Analysis Long/Short Fund was known as the Forward Long/Short Credit Analysis Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Effective October 1, 2013, the net expense limitation changed from 1.64% to 1.44%.

(d) Effective May 1, 2010, the net expense limitation changed from 1.60% to 1.64%.

(e) Effective May 1, 2009, the net expense limitation changed from 1.49% to 1.60%.

See Notes to Financial Statements	147	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Credit Analysis Long/Short Fund

	Class A
	Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011(a)	Period Ended December 31, 2010(b)
Net Asset Value, Beginning of Period	$8.90		$8.08	$7.95	$8.70
Income/(Loss) from Operations:
Net investment income	0.28	(c)	0.22 (c)	0.31 (c)	0.14
Net realized and unrealized gain/(loss) on investments	(1.56)		0.88	0.14	(0.63)

Total from Investment Operations	(1.28)		1.10	0.45	(0.49)

Less Distributions:
From investment income	(0.39)		(0.22)	(0.30)	(0.19)
From capital gains	(0.19)		(0.06)	(0.02)	(0.07)

Total Distributions	(0.58)		(0.28)	(0.32)	(0.26)

Net Increase/(Decrease) in Net Asset Value	(1.86)		0.82	0.13	(0.75)

Net Asset Value, End of Period	$7.04		$8.90	$8.08	$7.95

Total Return(d)	(14.60)%		13.69%	5.68%	(5.69	)%(e)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$4,576		$18,480	$1,621	$2,360
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	3.93%		2.96%	6.06%	5.63	%(f)
Operating expenses including reimbursement/waiver	2.11	%(g)	2.14%	2.14%	2.14	%(f)
Operating expenses excluding reimbursement/waiver	2.24%		2.24%	2.29%	2.36	%(f)
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	3.33%		2.49%	3.88%	4.46	%(f)
Operating expenses including reimbursement/waiver	2.71	%(g)	2.61%	4.32%	3.31	%(f)
Operating expenses excluding reimbursement/waiver	2.84%		2.71%	4.47%	3.53	%(f)
Portfolio Turnover Rate	125%		63%	133%	89	%(h)

(a) Prior to May 1, 2011, the Forward Credit Analysis Long/Short Fund was known as the Forward Long/Short Credit Analysis Fund.

(b) The Fund began offering Class A shares on September 1, 2010.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Not Annualized.

(f) Annualized.

(g) Effective October 1, 2013, the net expense limitation changed from 2.14% to 1.94%.

(h) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

December 31, 2013	148	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Credit Analysis Long/Short Fund

	Class C
	Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011(a)	Year Ended December 31, 2010		Period Ended December 31, 2009(b)
Net Asset Value, Beginning of Period	$8.93		$8.09	$7.97	$8.10		$7.26
Income/(Loss) from Operations:
Net investment income	0.24	(c)	0.19 (c)	0.27 (c)	0.39		0.29
Net realized and unrealized gain/(loss) on investments	(1.56)		0.88	0.13	(0.10)		0.88

Total from Investment Operations	(1.32)		1.07	0.40	0.29		1.17

Less Distributions:
From investment income	(0.35)		(0.17)	(0.26)	(0.35)		(0.33)
From capital gains	(0.19)		(0.06)	(0.02)	(0.07)		—

Total Distributions	(0.54)		(0.23)	(0.28)	(0.42)		(0.33)

Net Increase/(Decrease) in Net Asset Value	(1.86)		0.84	0.12	(0.13)		0.84

Net Asset Value, End of Period	$7.07		$8.93	$8.09	$7.97		$8.10

Total Return(d)	(14.98)%		13.33%	5.07%	3.50%		16.37	%(e)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$10,744		$29,013	$15,550	$15,357		$4,377
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	3.48%		2.67%	5.51%	5.75%		9.32	%(f)
Operating expenses including reimbursement/waiver	2.56	%(g)	2.59%	2.59%	2.58	%(h)	2.24	%(f)
Operating expenses excluding reimbursement/waiver	2.69%		2.68%	2.74%	2.76%		2.41	%(f)
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	2.88%		2.21%	3.33%	4.51%		6.55	%(f)
Operating expenses including reimbursement/waiver	3.16	%(g)	3.06%	4.77%	3.82	%(h)	5.01	%(f)
Operating expenses excluding reimbursement/waiver	3.29%		3.15%	4.92%	4.00%		5.18	%(f)
Portfolio Turnover Rate	125%		63%	133%	89%		221	%(i)

(a) Prior to May 1, 2011, the Forward Credit Analysis Long/Short Fund was known as the Forward Long/Short Credit Analysis Fund.

(b) The Fund began offering Class C shares on June 3, 2009.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Not Annualized.

(f) Annualized.

(g) Effective October 1, 2013, the net expense limitation changed from 2.59% to 2.39%.

(h) Effective May 1, 2010, the net expense limitation changed from 2.55% to 2.59%.

(i) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2009.

See Notes to Financial Statements	149	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Credit Analysis Long/Short Fund

	Advisor Class
	Year Ended December 31, 2013(a)		Year Ended December 31, 2012	Year Ended December 31, 2011(b)	Period Ended December 31, 2010(c)
Net Asset Value, Beginning of Period	$8.88		$8.04	$7.91	$8.17
Income/(Loss) from Operations:
Net investment income	0.32	(d)	0.26 (d)	0.35 (d)	0.40
Net realized and unrealized gain/(loss) on investments	(1.56)		0.89	0.14	(0.17)

Total from Investment Operations	(1.24)		1.15	0.49	0.23

Less Distributions:
From investment income	(0.44)		(0.25)	(0.34)	(0.42)
From capital gains	(0.19)		(0.06)	(0.02)	(0.07)

Total Distributions	(0.63)		(0.31)	(0.36)	(0.49)

Net Increase/(Decrease) in Net Asset Value	(1.87)		0.84	0.13	(0.26)

Net Asset Value, End of Period	$7.01		$8.88	$8.04	$7.91

Total Return	(14.24)%		14.43%	6.24%	2.73	%(e)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$11,800		$101,263	$4,120	$4,930
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	4.34%		3.44%	6.54%	6.85	%(f)
Operating expenses including reimbursement/waiver	1.65	%(g)	1.64%	1.64%	1.63	%(f)(h)
Operating expenses excluding reimbursement/waiver	1.75%		1.74%	1.79%	1.85	%(f)
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	3.74%		2.97%	4.36%	5.50	%(f)
Operating expenses including reimbursement/waiver	2.25	%(g)	2.11%	3.82%	2.98	%(f)(h)
Operating expenses excluding reimbursement/waiver	2.36%		2.20%	3.97%	3.20	%(f)
Portfolio Turnover Rate	125%		63%	133%	89	%(i)

(a) Prior to May 1, 2013, the Forward Credit Analysis Long/Short Fund Advisor Class was known as the Forward Credit Analysis Long/Short Fund Class M.

(b) Prior to May 1, 2011, the Forward Credit Analysis Long/Short Fund was known as the Forward Long/Short Credit Analysis Fund.

(c) The Fund began offering Advisor Class shares on February 1, 2010.

(d) Per share amounts are based upon average shares outstanding.

(e) Not Annualized.

(f) Annualized.

(g) Effective May 1, 2013, the net expense limitation changed from 1.64% to 1.69%. Effective October 1, 2013, the net expense limitation changed from 1.69% to 1.49%.

(h) Effective May 1, 2010, the net expense limitation changed from 1.60% to 1.64%.

(i) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

December 31, 2013	150	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the period presented.

Forward Dynamic Income Fund

	Institutional Class
	Period Ended December 31, 2013(a)
Net Asset Value, Beginning of Period	$25.00
Income/(Loss) from Operations:
Net investment income(b)	0.77
Net realized and unrealized gain on investments	0.03

Total from Investment Operations	0.80

Less Distributions:
From investment income	(0.82)
From capital gains	(0.01)
Tax return of capital	(0.04)

Total Distributions	(0.87)

Net Decrease in Net Asset Value	(0.07)

Net Asset Value, End of Period	$24.93

Total Return	3.25	%(c)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$2,987
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	7.43	%(d)
Operating expenses including reimbursement/waiver	1.29	%(d)
Operating expenses excluding reimbursement/waiver	5.67	%(d)
Portfolio Turnover Rate	755	%(c)

(a) The Fund began offering Institutional Class shares on August 1, 2013.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

See Notes to Financial Statements	151	December 31, 2013

Financial Highlights

For a share outstanding throughout the period presented.

Forward Dynamic Income Fund

	Class A
	Period Ended December 31, 2013(a)
Net Asset Value, Beginning of Period	$25.00
Income/(Loss) from Operations:
Net investment income(b)	0.68
Net realized and unrealized gain on investments	0.07

Total from Investment Operations	0.75

Less Distributions:
From investment income	(0.79)
From capital gains	(0.01)
Tax return of capital	(0.04)

Total Distributions	(0.84)

Net Decrease in Net Asset Value	(0.09)

Net Asset Value, End of Period	$24.91

Total Return(c)	3.05	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$224
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	6.58	%(e)
Operating expenses including reimbursement/waiver	1.79	%(e)
Operating expenses excluding reimbursement/waiver	6.10	%(e)
Portfolio Turnover Rate	755	%(d)

(a) The Fund began offering Class A shares on August 1, 2013.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

December 31, 2013	152	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward EM Corporate Debt Fund

	Investor Class
	Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011(a)	Year Ended December 31, 2010	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$9.98		$9.10	$11.05	$10.60	$9.30
Income/(Loss) from Operations:
Net investment income	0.65	(b)	0.62 (b)	0.61 (b)	0.42	0.47
Net realized and unrealized gain/(loss) on investments	(0.62)		0.70	(0.89)	0.25	1.21

Total from Investment Operations	0.03		1.32	(0.28)	0.67	1.68

Less Distributions:
From investment income	(0.60)		(0.44)	(1.67)	(0.22)	(0.38)

Total Distributions	(0.60)		(0.44)	(1.67)	(0.22)	(0.38)

Net Increase/(Decrease) in Net Asset Value	(0.57)		0.88	(1.95)	0.45	1.30

Net Asset Value, End of Period	$9.41		$9.98	$9.10	$11.05	$10.60

Total Return	0.48%		14.63%	(2.73)%	6.47%	18.43%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$304,150		$168,003	$4,702	$5,924	$5,766
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	6.78%		6.37%	5.35%	3.80%	4.61%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.34	%(c)	1.35%	1.39%	1.39%	1.26	%(d)
Operating expenses excluding reimbursement/waiver	1.35%		1.36%	1.89%	1.90%	1.41%
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	6.69%		n/a	n/a	n/a	n/a
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.42	%(c)	n/a	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	1.44%		n/a	n/a	n/a	n/a
Portfolio Turnover Rate	85%		91%	357%	74%	59%

(a) Prior to May 1, 2011, the Forward EM Corporate Debt Fund was known as the Forward International Fixed Income Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Effective May 1, 2013, the net expense limitation changed from 1.39% to 1.34%.

(d) Effective May 1, 2009, the net expense limitation changed from 1.24% to 1.39%.

See Notes to Financial Statements	153	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward EM Corporate Debt Fund

	Institutional Class
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011(a)	Year Ended December 31, 2010	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$9.91	$9.04	$11.02	$10.55	$9.27
Income/(Loss) from Operations:
Net investment income	0.67 (b)	0.65 (b)	0.68 (b)	0.48	0.48
Net realized and unrealized gain/(loss) on investments	(0.60)	0.70	(0.92)	0.23	1.21

Total from Investment Operations	0.07	1.35	(0.24)	0.71	1.69

Less Distributions:
From investment income	(0.63)	(0.48)	(1.74)	(0.24)	(0.41)

Total Distributions	(0.63)	(0.48)	(1.74)	(0.24)	(0.41)

Net Increase/(Decrease) in Net Asset Value	(0.56)	0.87	(1.98)	0.47	1.28

Net Asset Value, End of Period	$9.35	$9.91	$9.04	$11.02	$10.55

Total Return	0.92%	15.06%	(2.40)%	6.91%	18.70%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$35,001	$33,773	$7,613	$17,469	$16,257
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	6.99%	6.67%	6.10%	4.22%	4.89%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	0.98%	0.99%	0.99%	0.99%	0.97%
Operating expenses excluding reimbursement/waiver	0.98%	1.01%	1.49%	1.45%	1.13%
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	6.90%	n/a	n/a	n/a	n/a
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.06%	n/a	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	1.06%	n/a	n/a	n/a	n/a
Portfolio Turnover Rate	85%	91%	357%	74%	59%

(a) Prior to May 1, 2011, the Forward EM Corporate Debt Fund was known as the Forward International Fixed Income Fund.

(b) Per share amounts are based upon average shares outstanding.

December 31, 2013	154	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward EM Corporate Debt Fund

	Class C
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011(a)	Year Ended December 31, 2010	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$10.01	$9.13	$11.08	$10.66	$9.35
Income/(Loss) from Operations:
Net investment income	0.58 (b)	0.54 (b)	0.52 (b)	0.44	0.42
Net realized and unrealized gain/(loss) on investments	(0.60)	0.73	(0.87)	0.17	1.23

Total from Investment Operations	(0.02)	1.27	(0.35)	0.61	1.65

Less Distributions:
From investment income	(0.54)	(0.39)	(1.60)	(0.19)	(0.34)

Total Distributions	(0.54)	(0.39)	(1.60)	(0.19)	(0.34)

Net Increase/(Decrease) in Net Asset Value	(0.56)	0.88	(1.95)	0.42	1.31

Net Asset Value, End of Period	$9.45	$10.01	$9.13	$11.08	$10.66

Total Return	(0.03)%	13.99%	(3.31)%	5.87%	18.00%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,915	$1,695	$1,142	$2,345	$4,445
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	6.04%	5.56%	4.54%	3.24%	4.24%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.93%	1.94%	1.94%	1.94%	1.63	%(c)
Operating expenses excluding reimbursement/waiver	1.93%	2.03%	2.48%	2.38%	1.77%
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	5.95%	n/a	n/a	n/a	n/a
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	2.02%	n/a	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	2.02%	n/a	n/a	n/a	n/a
Portfolio Turnover Rate	85%	91%	357%	74%	59%

(a) Prior to May 1, 2011, the Forward EM Corporate Debt Fund was known as the Forward International Fixed Income Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Effective May 1, 2009, the net expense limitation changed from 1.89% to 1.94%.

See Notes to Financial Statements	155	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Emerging Markets Fund

	Investor Class
	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$10.58		$9.55		$20.97	$21.47	$12.28
Income/(Loss) from Operations:
Net investment income	0.16	(a)	0.07	(a)	0.11 (a)	0.00 (b)	0.01	(a)
Net realized and unrealized gain/(loss) on investments	0.00	(b)	1.64		(4.61)	3.43	9.33

Total from Investment Operations	0.16		1.71		(4.50)	3.43	9.34

Less Distributions:
From investment income	(0.15)		(0.01)		(0.57)	(0.25)	(0.15)
From capital gains	—		(0.67)		(6.35)	(3.68)	—

Total Distributions	(0.15)		(0.68)		(6.92)	(3.93)	(0.15)

Net Increase/(Decrease) in Net Asset Value	0.01		1.03		(11.42)	(0.50)	9.19

Net Asset Value, End of Period	$10.59		$10.58		$9.55	$20.97	$21.47

Total Return	1.54%		18.14%		(22.33)%	16.56%	76.16%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$4,898		$5,934		$23,498	$49,997	$39,864
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	1.45%		0.65%		0.55%	0.01%	0.04%
Operating expenses including reimbursement/waiver	1.76	%(c)	1.80	%(d)(e)	1.79%	1.79%	1.77	%(f)
Operating expenses excluding reimbursement/waiver	2.55%		2.78%		2.15%	2.02%	2.00%
Portfolio Turnover Rate	88%		150%		102%	129%	120%

(a) Per share amounts are based upon average shares outstanding.

(b) Amount represents less than $0.01 per share.

(c) Effective May 1, 2013, the net expense limitation changed from 1.79% to 1.74%.

(d) Effective May 1, 2012, the net expense limitation changed from 1.79% to 1.89%.

(e) Effective September 1, 2012, the net expense limitation changed from 1.89% to 1.79%.

(f) Effective May 1, 2009, the net expense limitation changed from 1.74% to 1.79%.

December 31, 2013	156	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Emerging Markets Fund

	Institutional Class
	Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$10.67	$9.76		$21.31	$21.76	$12.40
Income/(Loss) from Operations:
Net investment income(a)	0.18	0.13		0.15	0.12	0.07
Net realized and unrealized gain/(loss) on investments	0.03	1.67		(4.70)	3.45	9.48

Total from Investment Operations	0.21	1.80		(4.55)	3.57	9.55

Less Distributions:
From investment income	(0.16)	(0.22)		(0.65)	(0.34)	(0.19)
From capital gains	—	(0.67)		(6.35)	(3.68)	—

Total Distributions	(0.16)	(0.89)		(7.00)	(4.02)	(0.19)

Net Increase/(Decrease) in Net Asset Value	0.05	0.91		(11.55)	(0.45)	9.36

Net Asset Value, End of Period	$10.72	$10.67		$9.76	$21.31	$21.76

Total Return	1.97%	18.65%		(22.21)%	17.12%	76.94%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$7,033	$4,517		$31,484	$157,970	$291,105
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	1.64%	1.25%		0.76%	0.62%	0.36%
Operating expenses including reimbursement/waiver	1.39%	1.41	%(b)(c)	1.39%	1.39%	1.38%
Operating expenses excluding reimbursement/waiver	2.04%	2.22%		1.76%	1.59%	1.53%
Portfolio Turnover Rate	88%	150%		102%	129%	120%

(a) Per share amounts are based upon average shares outstanding.

(b) Effective May 1, 2012, the net expense limitation changed from 1.39% to 1.49%.

(c) Effective September 1, 2012, the net expense limitation changed from 1.49% to 1.39%.

See Notes to Financial Statements	157	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Emerging Markets Fund

	Advisor Class
	Year Ended December 31, 2013(a)		Year Ended December 31, 2012		Year Ended December 31, 2011	Period Ended December 31, 2010(b)
Net Asset Value, Beginning of Period	$10.98		$9.86		$21.34	$20.49
Income/(Loss) from Operations:
Net investment income	0.18	(c)	0.15	(c)	0.17 (c)	0.06
Net realized and unrealized gain/(loss) on investments	0.03		1.67		(4.67)	4.78

Total from Investment Operations	0.21		1.82		(4.50)	4.84

Less Distributions:
From investment income	(0.16)		(0.03)		(0.63)	(0.31)
From capital gains	—		(0.67)		(6.35)	(3.68)

Total Distributions	(0.16)		(0.70)		(6.98)	(3.99)

Net Increase/(Decrease) in Net Asset Value	0.05		1.12		(11.48)	0.85

Net Asset Value, End of Period	$11.03		$10.98		$9.86	$21.34

Total Return	1.90%		18.71%		(21.96)%	24.30	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,253		$697		$180	$340
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	1.60%		1.42%		0.86%	0.35	%(e)
Operating expenses including reimbursement/waiver	1.43	%(f)	1.39	%(g)(h)	1.39%	1.39	%(e)
Operating expenses excluding reimbursement/waiver	2.08%		2.72%		1.74%	1.64	%(e)
Portfolio Turnover Rate	88%		150%		102%	129	%(i)

(a) Prior to May 1, 2013, the Forward Emerging Markets Fund Advisor Class was known as the Forward Emerging Markets Fund Class M.

(b) The Fund began offering Advisor Class shares on February 1, 2010.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Effective May 1, 2013, the net expense limitation changed from 1.39% to 1.44%.

(g) Effective May 1, 2012, the net expense limitation changed from 1.39% to 1.49%.

(h) Effective September 1, 2012, the net expense limitation changed from 1.49% to 1.39%.

(i) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

December 31, 2013	158	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Endurance Long/Short Fund

	Investor Class
	Year Ended December 31, 2013	Year Ended December 31, 2012(a)
Net Asset Value, Beginning of Period	$25.82	$25.00
Income/(Loss) from Operations:
Net investment loss(b)	(0.62)	(0.50)
Net realized and unrealized gain on investments	5.80	1.32

Total from Investment Operations	5.18	0.82

Less Distributions:
From capital gains	(1.71)	—

Total Distributions	(1.71)	—

Net Increase in Net Asset Value	3.47	0.82

Net Asset Value, End of Period	$29.29	$25.82

Total Return	20.24%	3.28	%(c)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$230	$206
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment loss including reimbursement/waiver	(1.64)%	(1.44	)%(d)
Operating expenses including reimbursement/waiver	2.20%	2.34	%(d)
Operating expenses excluding reimbursement/waiver	3.03%	3.98	%(d)
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment loss including reimbursement/waiver	(2.27)%	(1.96	)%(d)
Operating expenses including reimbursement/waiver	2.82%	2.85	%(d)
Operating expenses excluding reimbursement/waiver	3.65%	4.49	%(d)
Portfolio Turnover Rate	283%	283	%(c)

(a) The Fund began offering Investor Class shares on January 3, 2012.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

See Notes to Financial Statements	159	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Endurance Long/Short Fund

	Institutional Class
	Year Ended December 31, 2013	Year Ended December 31, 2012(a)
Net Asset Value, Beginning of Period	$25.91	$25.00
Income/(Loss) from Operations:
Net investment loss(b)	(0.53)	(0.43)
Net realized and unrealized gain on investments	5.84	1.34

Total from Investment Operations	5.31	0.91

Less Distributions:
From capital gains	(1.75)	—

Total Distributions	(1.75)	—

Net Increase in Net Asset Value	3.56	0.91

Net Asset Value, End of Period	$29.47	$25.91

Total Return	20.66%	3.64	%(c)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$6,309	$4,652
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment loss including reimbursement/waiver	(1.28)%	(1.16	)%(d)
Operating expenses including reimbursement/waiver	1.83%	1.98	%(d)
Operating expenses excluding reimbursement/waiver	2.68%	3.02	%(d)
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment loss including reimbursement/waiver	(1.90)%	(1.68	)%(d)
Operating expenses including reimbursement/waiver	2.45%	2.50	%(d)
Operating expenses excluding reimbursement/waiver	3.31%	3.53	%(d)
Portfolio Turnover Rate	283%	283	%(c)

(a) The Fund began offering Institutional Class shares on January 3, 2012.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

December 31, 2013	160	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Dividend Fund

	Investor Class
	Year Ended December 31, 2013(a)		Year Ended December 31, 2012		Period Ended December 31, 2011(b)
Net Asset Value, Beginning of Period	$10.77		$10.37		$11.35
Income/(Loss) from Operations:
Net investment income(c)	0.39		0.43		0.19
Net realized and unrealized gain/(loss) on investments	1.32		0.49		(0.75)

Total from Investment Operations	1.71		0.92		(0.56)

Less Distributions:
From investment income	(0.41)		(0.48)		(0.42)
Tax return of capital	—		(0.04)		—

Total Distributions	(0.41)		(0.52)		(0.42)

Net Increase/(Decrease) in Net Asset Value	1.30		0.40		(0.98)

Net Asset Value, End of Period	$12.07		$10.77		$10.37

Total Return	16.10%		9.02%		(4.98	)%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$458		$3,266		$63
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	3.33%		4.67%		2.67	%(e)
Operating expenses including reimbursement/waiver	1.28	%(f)	1.26	%(g)	1.34	%(e)
Operating expenses excluding reimbursement/waiver	1.75%		1.96%		1.95	%(e)
Portfolio Turnover Rate	142%		53%		101	%(h)

(a) Prior to February 20, 2013 the Forward Global Dividend Fund was known as the Forward Large Cap Dividend Fund.

(b) The Fund began offering Investor Class shares on May 2, 2011. Prior to November 1, 2011, the Forward Large Cap Dividend Fund was known as the Forward Large Cap Equity Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Effective May 1, 2013, the net expense limitation changed from 1.24% to 1.34%.

(g) Effective May 1, 2012, the net expense limitation changed from 1.34% to 1.24%.

(h) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

See Notes to Financial Statements	161	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Dividend Fund

	Institutional Class
	Year Ended December 31, 2013(a)		Year Ended December 31, 2012		Year Ended December 31, 2011(b)	Year Ended December 31, 2010	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$10.62		$10.24		$10.21	$9.04	$7.44
Income/(Loss) from Operations:
Net investment income	0.47	(c)	0.60	(c)	0.35 (c)	0.11 (c)	0.30
Net realized and unrealized gain on investments	1.27		0.34		0.13	1.15	1.51

Total from Investment Operations	1.74		0.94		0.48	1.26	1.81

Less Distributions:
From investment income	(0.45)		(0.52)		(0.45)	(0.09)	(0.21)
Tax return of capital	—		(0.04)		—	—	—

Total Distributions	(0.45)		(0.56)		(0.45)	(0.09)	(0.21)

Net Increase in Net Asset Value	1.29		0.38		0.03	1.17	1.60

Net Asset Value, End of Period	$11.91		$10.62		$10.24	$10.21	$9.04

Total Return	16.65%		9.35%		4.64%	13.98%	24.34%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$9,394		$9,756		$4,895	$2,898	$990
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	4.05%		5.65%		3.33%	1.22%	1.14%
Operating expenses including reimbursement/waiver	0.96	%(d)	0.91	%(e)	0.99%	0.99%	0.99%
Operating expenses excluding reimbursement/waiver	1.44%		1.44%		1.40%	1.35%	1.67%
Portfolio Turnover Rate	142%		53%		101%	73%	182%

(a) Prior to February 20, 2013 the Forward Global Dividend Fund was known as the Forward Large Cap Dividend Fund.

(b) Prior to November 1, 2011, the Forward Large Cap Dividend Fund was known as the Forward Large Cap Equity Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Effective May 1, 2013, the net expense limitation changed from 0.89% to 0.99%.

(e) Effective May 1, 2012, the net expense limitation changed from 0.99% to 0.89%.

December 31, 2013	162	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Dividend Fund

	Class A
	Year Ended December 31, 2013(a)		Year Ended December 31, 2012		Year Ended December 31, 2011(b)	Year Ended December 31, 2010	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$10.77		$10.38		$10.34	$9.17	$7.45
Income/(Loss) from Operations:
Net investment income	0.42	(c)	0.51	(c)	0.30 (c)	0.07	0.04
Net realized and unrealized gain on investments	1.29		0.39		0.12	1.16	1.73

Total from Investment Operations	1.71		0.90		0.42	1.23	1.77

Less Distributions:
From investment income	(0.40)		(0.48)		(0.38)	(0.06)	(0.05)
Tax return of capital	—		(0.03)		—	—	—

Total Distributions	(0.40)		(0.51)		(0.38)	(0.06)	(0.05)

Net Increase in Net Asset Value	1.31		0.39		0.04	1.17	1.72

Net Asset Value, End of Period	$12.08		$10.77		$10.38	$10.34	$9.17

Total Return(d)	16.02%		8.78%		4.09%	13.45%	23.78%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$11,630		$10,451		$9,369	$15,266	$13,761
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	3.57%		4.71%		2.83%	0.75%	0.64%
Operating expenses including reimbursement/waiver	1.46	%(e)	1.42	%(f)	1.49%	1.49%	1.49%
Operating expenses excluding reimbursement/waiver	1.94%		1.93%		1.87%	1.85%	2.01%
Portfolio Turnover Rate	142%		53%		101%	73%	182%

(a) Prior to February 20, 2013 the Forward Global Dividend Fund was known as the Forward Large Cap Dividend Fund.

(b) Prior to November 1, 2011, the Forward Large Cap Dividend Fund was known as the Forward Large Cap Equity Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Effective May 1, 2013, the net expense limitation changed from 1.39% to 1.49%.

(f) Effective May 1, 2012, the net expense limitation changed from 1.49% to 1.39%.

See Notes to Financial Statements	163	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Dividend Fund

	Investor Class
	Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011	Year Ended December 31, 2010(a)		Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$9.12	$7.86		$9.49	$8.48		$8.63
Income/(Loss) from Operations:
Net investment income(b)	0.49	0.60		0.47	0.20		0.27 (c)
Net realized and unrealized gain/(loss) on investments	0.59	1.07		(1.61)	1.32		2.82

Total from Investment Operations	1.08	1.67		(1.14)	1.52		3.09

Less Distributions:
From investment income	(0.44)	(0.41)		(0.49)	(0.51)		(3.24)

Total Distributions	(0.44)	(0.41)		(0.49)	(0.51)		(3.24)

Net Increase/(Decrease) in Net Asset Value	0.64	1.26		(1.63)	1.01		(0.15)

Net Asset Value, End of Period	$9.76	$9.12		$7.86	$9.49		$8.48

Total Return	12.14%	21.54%		(12.45)%	17.97%		35.88%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$110,117	$48,875		$3,170	$4,100		$4,954
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	5.22%	7.01%		5.26%	2.31%		2.97%
Operating expenses including reimbursement/waiver	1.34%	1.36	%(d)	1.49%	1.51	%(e)	1.34%
Operating expenses excluding reimbursement/waiver	1.46%	1.69%		2.81%	3.92%		1.81%
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	5.11%	n/a		n/a	n/a		n/a
Operating expenses including reimbursement/waiver	1.45%	n/a		n/a	n/a		n/a
Operating expenses excluding reimbursement/waiver	1.57%	n/a		n/a	n/a		n/a
Portfolio Turnover Rate	115%	92%		93%	113%		73%

(a) Prior to May 1, 2010, the Forward International Dividend Fund was known as the Forward International Equity Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d) Effective May 1, 2012, the net expense limitation changed from 1.49% to 1.34%.

(e) Effective May 1, 2010, the net expense limitation changed from 1.34% to 1.60%. Effective December 1, 2010, the net expense limitation changed from 1.60% to 1.49%.

December 31, 2013	164	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Dividend Fund

	Institutional Class
	Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011	Year Ended December 31, 2010(a)		Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$7.70	$6.70		$8.12	$7.23		$8.62
Income/(Loss) from Operations:
Net investment income(b)	0.42	0.57		0.44	0.21		0.29 (c)
Net realized and unrealized gain/(loss) on investments	0.52	0.86		(1.37)	1.11		2.79

Total from Investment Operations	0.94	1.43		(0.93)	1.32		3.08

Less Distributions:
From investment income	(0.47)	(0.43)		(0.49)	(0.43)		(4.47)

Total Distributions	(0.47)	(0.43)		(0.49)	(0.43)		(4.47)

Net Increase/(Decrease) in Net Asset Value	0.47	1.00		(1.42)	0.89		(1.39)

Net Asset Value, End of Period	$8.17	$7.70		$6.70	$8.12		$7.23

Total Return	12.46%	21.90%		(12.01)%	18.30%		35.84%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$92,617	$82,719		$5,705	$1,721		$283
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	5.41%	7.78%		5.88%	2.86%		3.12%
Operating expenses including reimbursement/waiver	0.99%	1.01	%(d)	1.14%	1.16	%(e)	0.99%
Operating expenses excluding reimbursement/waiver	1.11%	1.33%		2.45%	3.54%		1.39%
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	5.30%	n/a		n/a	n/a		n/a
Operating expenses including reimbursement/waiver	1.10%	n/a		n/a	n/a		n/a
Operating expenses excluding reimbursement/waiver	1.22%	n/a		n/a	n/a		n/a
Portfolio Turnover Rate	115%	92%		93%	113%		73%

(a) Prior to May 1, 2010, the Forward International Dividend Fund was known as the Forward International Equity Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d) Effective May 1, 2012, the net expense limitation changed from 1.14% to 0.99%.

(e) Effective May 1, 2010, the net expense limitation changed from 0.99% to 1.25%. Effective December 1, 2010, the net expense limitation changed from 1.25% to 1.14%.

See Notes to Financial Statements	165	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Dividend Fund

	Class A
	Period Ended December 31, 2013(a)
Net Asset Value, Beginning of Period	$9.95
Income/(Loss) from Operations:
Net investment income(b)	0.32
Net realized and unrealized loss on investments	(0.19)

Total from Investment Operations	0.13

Less Distributions:
From investment income	(0.32)

Total Distributions	(0.32)

Net Decrease in Net Asset Value	(0.19)

Net Asset Value, End of Period	$9.76

Total Return(c)	1.45	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$2,699
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	5.16	%(e)
Operating expenses including reimbursement/waiver	1.49	%(e)
Operating expenses excluding reimbursement/waiver	1.61	%(e)
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	5.05	%(e)
Operating expenses including reimbursement/waiver	1.60	%(e)
Operating expenses excluding reimbursement/waiver	1.72	%(e)
Portfolio Turnover Rate	115	%(f)

(a) The Fund began offering Class A shares on May 1, 2013.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2013.

December 31, 2013	166	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Dividend Fund

	Class C
	Year Ended December 31, 2013	Period Ended December 31, 2012(a)
Net Asset Value, Beginning of Period	$9.11	$8.31
Income/(Loss) from Operations:
Net investment income(b)	0.45	0.21
Net realized and unrealized gain on investments	0.57	0.83

Total from Investment Operations	1.02	1.04

Less Distributions:
From investment income	(0.39)	(0.24)

Total Distributions	(0.39)	(0.24)

Net Increase in Net Asset Value	0.63	0.80

Net Asset Value, End of Period	$9.74	$9.11

Total Return(c)	11.45%	12.56	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$7,629	$879
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	4.84%	5.90	%(e)
Operating expenses including reimbursement/waiver	1.94%	1.94	%(e)
Operating expenses excluding reimbursement/waiver	2.07%	2.30	%(e)
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	4.73%	n/a
Operating expenses including reimbursement/waiver	2.05%	n/a
Operating expenses excluding reimbursement/waiver	2.17%	n/a
Portfolio Turnover Rate	115%	92	%(f)

(a) The Fund began offering Class C shares on July 31, 2012.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2012.

See Notes to Financial Statements	167	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Dividend Fund

	Advisor Class
	Year Ended December 31, 2013(a)		Year Ended December 31, 2012		Period Ended December 31, 2011(b)
Net Asset Value, Beginning of Period	$7.70		$6.70		$8.56
Income/(Loss) from Operations:
Net investment income(c)	0.44		0.61		0.25
Net realized and unrealized gain/(loss) on investments	0.50		0.82		(1.64)

Total from Investment Operations	0.94		1.43		(1.39)

Less Distributions:
From investment income	(0.47)		(0.43)		(0.47)

Total Distributions	(0.47)		(0.43)		(0.47)

Net Increase/(Decrease) in Net Asset Value	0.47		1.00		(1.86)

Net Asset Value, End of Period	$8.17		$7.70		$6.70

Total Return	12.42%		21.90%		(16.68	)%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$64,973		$19,269		$22
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	5.61%		8.25%		5.48	%(e)
Operating expenses including reimbursement/waiver	1.03	%(f)	0.99	%(g)	1.14	%(e)
Operating expenses excluding reimbursement/waiver	1.15%		1.32%		2.50	%(e)
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	5.50%		n/a		n/a
Operating expenses including reimbursement/waiver	1.14	%(f)	n/a		n/a
Operating expenses excluding reimbursement/waiver	1.26%		n/a		n/a
Portfolio Turnover Rate	115%		92%		93	%(h)

(a) Prior to May 1, 2013, the Forward International Dividend Fund Advisor Class was known as the Forward International Dividend Fund Class M.

(b) The Fund began offering Advisor Class shares on May 2, 2011.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Effective May 1, 2013, the net expense limitation changed from 0.99% to 1.04%.

(g) Effective May 1, 2012, the net expense limitation changed from 1.14% to 0.99%.

(h) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

December 31, 2013	168	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Small Companies Fund

	Investor Class
	Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$13.85	$11.57		$14.54	$12.15	$9.51
Income/(Loss) from Operations:
Net investment income	0.07 (a)	0.08	(a)	0.09 (a)	0.10	0.12
Net realized and unrealized gain/(loss) on investments	3.80	2.43		(2.93)	2.41	2.63

Total from Investment Operations	3.87	2.51		(2.84)	2.51	2.75

Less Distributions:
From investment income	(0.33)	(0.23)		(0.13)	(0.12)	(0.11)

Total Distributions	(0.33)	(0.23)		(0.13)	(0.12)	(0.11)

Net Increase/(Decrease) in Net Asset Value	3.54	2.28		(2.97)	2.39	2.64

Net Asset Value, End of Period	$17.39	$13.85		$11.57	$14.54	$12.15

Total Return	27.95%	21.70%		(19.49)%	20.69%	28.89%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$38,523	$37,843		$51,814	$95,936	$101,110
Ratios to Average Net Assets:
Net Investment income	0.42%	0.66%		0.65%	0.60%	0.72%
Operating Expenses	1.69%	1.70	%(b)	1.62%	1.64%	1.62%
Portfolio Turnover Rate	86%	109%		79%	82%	114%

(a) Per share amounts are based upon average shares outstanding.

(b) Affiliated management fee waiver represents less than 0.005%.

See Notes to Financial Statements	169	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Small Companies Fund

	Institutional Class
	Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$13.84	$11.57		$14.55	$12.16	$9.52
Income/(Loss) from Operations:
Net investment income	0.12 (a)	0.15	(a)	0.13 (a)	0.12	0.12
Net realized and unrealized gain/(loss) on investments	3.81	2.40		(2.92)	2.44	2.68

Total from Investment Operations	3.93	2.55		(2.79)	2.56	2.80

Less Distributions:
From investment income	(0.39)	(0.28)		(0.19)	(0.17)	(0.16)

Total Distributions	(0.39)	(0.28)		(0.19)	(0.17)	(0.16)

Net Increase/(Decrease) in Net Asset Value	3.54	2.27		(2.98)	2.39	2.64

Net Asset Value, End of Period	$17.38	$13.84		$11.57	$14.55	$12.16

Total Return	28.42%	22.03%		(19.18)%	21.10%	29.37%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$166,601	$107,578		$280,888	$436,307	$431,875
Ratios to Average Net Assets:
Net Investment income	0.78%	1.14%		0.94%	0.94%	1.10%
Operating Expenses	1.34%	1.34	%(b)	1.27%	1.27%	1.25%
Portfolio Turnover Rate	86%	109%		79%	82%	114%

(a) Per share amounts are based upon average shares outstanding.

(b) Affiliated management fee waiver represents less than 0.005%.

December 31, 2013	170	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Small Companies Fund

	Advisor Class
	Year Ended December 31, 2013(a)	Year Ended December 31, 2012		Year Ended December 31, 2011	Period Ended December 31, 2010(b)
Net Asset Value, Beginning of Period	$13.84	$11.57		$14.55	$12.04
Income/(Loss) from Operations:
Net investment income	0.15 (c)	0.17	(c)	0.15 (c)	0.13
Net realized and unrealized gain/(loss) on investments	3.77	2.38		(2.94)	2.55

Total from Investment Operations	3.92	2.55		(2.79)	2.68

Less Distributions:
From investment income	(0.37)	(0.28)		(0.19)	(0.17)

Total Distributions	(0.37)	(0.28)		(0.19)	(0.17)

Net Increase/(Decrease) in Net Asset Value	3.55	2.27		(2.98)	2.51

Net Asset Value, End of Period	$17.39	$13.84		$11.57	$14.55

Total Return	28.36%	22.08%		(19.18)%	22.30	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$3,299	$9,698		$59	$72
Ratios to Average Net Assets:
Net investment income	0.97%	1.32%		1.09%	1.19	%(e)
Operating expenses	1.37%	1.37	%(f)	1.27%	1.29	%(e)
Portfolio Turnover Rate	86%	109%		79%	82	%(g)

(a) Prior to May 1, 2013, the Forward International Small Companies Fund Advisor Class was known as the Forward International Small Companies Fund Class M.

(b) The Fund began offering Advisor Class shares on February 1, 2010.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Affiliated management fee waiver represents less than 0.005%.

(g) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

See Notes to Financial Statements	171	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select EM Dividend Fund

	Investor Class
	Year Ended December 31, 2013		Year Ended December 31, 2012	Period Ended December 31, 2011(a)
Net Asset Value, Beginning of Period	$23.70		$19.50	$25.00
Income/(Loss) from Operations:
Net investment income(b)	1.37		1.23	0.58
Net realized and unrealized gain/(loss) on investments	(1.50)		4.07	(5.52)

Total from Investment Operations	(0.13)		5.30	(4.94)

Less Distributions:
From investment income	(1.13)		(1.09)	(0.56)
Tax return of capital	—		(0.01)	(0.00	)(c)

Total Distributions	(1.13)		(1.10)	(0.56)

Net Increase/(Decrease) in Net Asset Value	(1.26)		4.20	(5.50)

Net Asset Value, End of Period	$22.44		$23.70	$19.50

Total Return	(0.62)%		27.81%	(19.87	)%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$23,348		$13,591	$1,026
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	6.01%		5.58%	4.12	%(e)
Operating expenses including reimbursement/waiver	1.75	%(f)	1.79%	1.79	%(e)
Operating expenses excluding reimbursement/waiver	1.97%		2.52%	2.96	%(e)
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	5.89%		5.52%	4.12	%(e)
Operating expenses including reimbursement/waiver	1.88	%(f)	1.85%	1.79	%(e)
Operating expenses excluding reimbursement/waiver	2.09%		2.59%	2.96	%(e)
Portfolio Turnover Rate	210%		103%	147	%(d)

(a) The Fund began offering Investor Class shares on May 2, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Not Annualized.

(e) Annualized.

(f) Effective May 1, 2013, the net expense limitation changed from 1.79% to 1.74%.

December 31, 2013	172	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select EM Dividend Fund

	Institutional Class
	Year Ended December 31, 2013	Year Ended December 31, 2012	Period Ended December 31, 2011(a)
Net Asset Value, Beginning of Period	$23.68	$19.48	$24.37
Income/(Loss) from Operations:
Net investment income(b)	1.26	1.43	0.76
Net realized and unrealized gain/(loss) on investments	(1.29)	3.97	(5.03)

Total from Investment Operations	(0.03)	5.40	(4.27)

Less Distributions:
From investment income	(1.21)	(1.19)	(0.62)
Tax return of capital	—	(0.01)	(0.00	)(c)

Total Distributions	(1.21)	(1.20)	(0.62)

Net Increase/(Decrease) in Net Asset Value	(1.24)	4.20	(4.89)

Net Asset Value, End of Period	$22.44	$23.68	$19.48

Total Return	(0.19)%	28.38%	(17.60	)%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$22,453	$32,070	$4,244
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	5.50%	6.45%	5.23	%(e)
Operating expenses including reimbursement/waiver	1.39%	1.39%	1.39	%(e)
Operating expenses excluding reimbursement/waiver	1.61%	1.99%	2.19	%(e)
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	5.38%	6.38%	5.23	%(e)
Operating expenses including reimbursement/waiver	1.51%	1.45%	1.39	%(e)
Operating expenses excluding reimbursement/waiver	1.73%	2.05%	2.19	%(e)
Portfolio Turnover Rate	210%	103%	147	%(f)

(a) The Fund began offering Institutional Class shares on May 3, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Not Annualized.

(e) Annualized.

(f) Portfolio turnover rate is calculated at the Fund level and represents the period of May 2, 2011 (inception) through December 31, 2011.

See Notes to Financial Statements	173	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select EM Dividend Fund

	Class C
	Year Ended December 31, 2013		Year Ended December 31, 2012	Period Ended December 31, 2011(a)
Net Asset Value, Beginning of Period	$23.69		$19.49	$25.00
Income/(Loss) from Operations:
Net investment income(b)	1.18		1.18	0.53
Net realized and unrealized gain/(loss) on investments	(1.46)		4.00	(5.57)

Total from Investment Operations	(0.28)		5.18	(5.04)

Less Distributions:
From investment income	(1.00)		(0.97)	(0.47)
Tax return of capital	—		(0.01)	(0.00	)(c)

Total Distributions	(1.00)		(0.98)	(0.47)

Net Increase/(Decrease) in Net Asset Value	(1.28)		4.20	(5.51)

Net Asset Value, End of Period	$22.41		$23.69	$19.49

Total Return(d)	(1.27)%		27.14%	(20.20	)%(e)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,390		$709	$526
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	5.19%		5.43%	3.72	%(f)
Operating expenses including reimbursement/waiver	2.35	%(g)	2.39%	2.39	%(f)
Operating expenses excluding reimbursement/waiver	2.60%		3.42%	3.42	%(f)
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	5.07%		5.36%	3.72	%(f)
Operating expenses including reimbursement/waiver	2.47	%(g)	2.45%	2.39	%(f)
Operating expenses excluding reimbursement/waiver	2.72%		3.48%	3.42	%(f)
Portfolio Turnover Rate	210%		103%	147	%(e)

(a) The Fund began offering Class C shares on May 2, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

(e) Not Annualized.

(f) Annualized.

(g) Effective May 1, 2013, the net expense limitation changed from 2.39% to 2.34%.

December 31, 2013	174	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select EM Dividend Fund

	Advisor Class
	Year Ended December 31, 2013(a)		Year Ended December 31, 2012	Period Ended December 31, 2011(b)
Net Asset Value, Beginning of Period	$23.69		$19.48	$25.00
Income/(Loss) from Operations:
Net investment income(c)	1.34		1.40	0.66
Net realized and unrealized gain/(loss) on investments	(1.40)		4.01	(5.56)

Total from Investment Operations	(0.06)		5.41	(4.90)

Less Distributions:
From investment income	(1.20)		(1.19)	(0.62)
Tax return of capital	—		(0.01)	(0.00	)(d)

Total Distributions	(1.20)		(1.20)	(0.62)

Net Increase/(Decrease) in Net Asset Value	(1.26)		4.21	(5.52)

Net Asset Value, End of Period	$22.43		$23.69	$19.48

Total Return	(0.31)%		28.41%	(19.66	)%(e)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,041		$1,214	$610
Ratios to Average Net Assets (excluding interest expense):
Net investment income including reimbursement/waiver	5.80%		6.43%	4.60	%(f)
Operating expenses including reimbursement/waiver	1.42	%(g)	1.39%	1.39	%(f)
Operating expenses excluding reimbursement/waiver	1.67%		2.41%	2.47	%(f)
Ratios to Average Net Assets (including interest expense):
Net investment income including reimbursement/waiver	5.67%		6.37%	4.60	%(f)
Operating expenses including reimbursement/waiver	1.54	%(g)	1.45%	1.39	%(f)
Operating expenses excluding reimbursement/waiver	1.79%		2.47%	2.47	%(f)
Portfolio Turnover Rate	210%		103%	147	%(e)

(a) Prior to May 1, 2013, the Forward Select EM Dividend Fund Advisor Class was known as the Forward Select EM Dividend Fund Class M.

(b) The Fund began offering Advisor Class shares on May 2, 2011.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Not Annualized.

(f) Annualized.

(g) Effective May 1, 2013, the net expense limitation changed from 1.39% to 1.44%.

See Notes to Financial Statements	175	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Small Cap Equity Fund

	Investor Class
	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$15.98		$14.40		$16.71		$14.45	$11.98
Income/(Loss) from Operations:
Net investment loss	(0.15	)(a)	(0.04	)(a)	(0.14	)(a)	(0.41)	(0.17)
Net realized and unrealized gain/(loss) on investments	6.18		1.62		(2.17)		2.67	2.64

Total from Investment Operations	6.03		1.58		(2.31)		2.26	2.47

Net Increase/(Decrease) in Net Asset Value	6.03		1.58		(2.31)		2.26	2.47

Net Asset Value, End of Period	$22.01		$15.98		$14.40		$16.71	$14.45

Total Return	37.73%		10.97%		(13.82)%		15.64%	20.62%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$26,287		$23,374		$29,976		$110,293	$194,146
Ratios to Average Net Assets:
Net Investment loss including reimbursement/waiver/recoupment of past waived fees by advisor	(0.79)%		(0.27)%		(0.88)%		(1.13)%	(1.05)%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.42	%(b)(c)	1.35	%(c)(d)	1.34	%(e)	1.69%	1.70%
Operating expenses excluding reimbursement/waiver	1.72%		1.65%		1.60%		n/a	n/a
Portfolio Turnover Rate	115%		136%		234%		162%	203%

(a) Per share amounts are based upon average shares outstanding.

(b) Effective May 1, 2013, the net expense limitation changed from 1.39% to 1.44%.

(c) Affiliated management fee waiver represents less than 0.005%.

(d) Effective May 1, 2012, the net expense limitation changed from 1.29% to 1.39%.

(e) Effective February 1, 2011, the Advisor agreed to limit expenses at 1.29%.

December 31, 2013	176	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Small Cap Equity Fund

	Institutional Class
	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$16.77		$15.07		$17.37		$14.98	$12.37
Income/(Loss) from Operations:
Net investment loss	(0.10	)(a)	(0.02	)(a)	(0.11	)(a)	(0.11)	(0.12)
Net realized and unrealized gain/(loss) on investments	6.50		1.72		(2.19)		2.50	2.73

Total from Investment Operations	6.40		1.70		(2.30)		2.39	2.61

Net Increase/(Decrease) in Net Asset Value	6.40		1.70		(2.30)		2.39	2.61

Net Asset Value, End of Period	$23.17		$16.77		$15.07		$17.37	$14.98

Total Return	38.08%		11.35%		(13.24)%		15.96%	21.10%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$6,724		$7,397		$17,812		$229,643	$221,890
Ratios to Average Net Assets:
Net Investment loss including reimbursement/waiver/recoupment of past waived fees by advisor	(0.50)%		(0.11)%		(0.62)%		(0.82)%	(0.72)%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.12	%(b)(c)	1.04	%(c)(d)	1.03	%(e)	1.38%	1.36%
Operating expenses excluding reimbursement/waiver	1.42%		1.35%		1.32%		n/a	n/a
Portfolio Turnover Rate	115%		136%		234%		162%	203%

(a) Per share amounts are based upon average shares outstanding.

(b) Effective May 1, 2013, the net expense limitation changed from 1.09% to 1.14%.

(c) Affiliated management fee waiver represents less than 0.005%.

(d) Effective May 1, 2012, the net expense limitation changed from 0.99% to 1.09%.

(e) Effective February 1, 2011, the Advisor agreed to limit expenses at 0.99%.

See Notes to Financial Statements	177	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Small Cap Equity Fund

	Advisor Class
	Year Ended December 31, 2013(a)		Year Ended December 31, 2012		Year Ended December 31, 2011		Period Ended December 31, 2010(b)
Net Asset Value, Beginning of Period	$16.70		$15.01		$17.37		$14.30
Income/(Loss) from Operations:
Net investment income/(loss)	(0.11	)(c)	0.03	(c)	(0.09	)(c)	(0.07)
Net realized and unrealized gain/(loss) on investments	6.47		1.66		(2.27)		3.14

Total from Investment Operations	6.36		1.69		(2.36)		3.07

Net Increase/(Decrease) in Net Asset Value	6.36		1.69		(2.36)		3.07

Net Asset Value, End of Period	$23.06		$16.70		$15.01		$17.37

Total Return	38.00%		11.33%		(13.59)%		21.47	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$3,088		$2,685		$154		$103
Ratios to Average Net Assets:
Net investment income/(loss) including reimbursement/waiver	(0.53)%		0.21%		(0.57)%		(0.80	)%(e)
Operating expenses including reimbursement/waiver	1.16	%(f)(g)	1.05	%(g)(h)	1.03	%(i)	1.41	%(e)
Operating expenses excluding reimbursement/waiver	1.45%		1.36%		1.15%		n/a
Portfolio Turnover Rate	115%		136%		234%		162	%(j)

(a) Prior to May 1, 2013, the Forward Small Cap Equity Fund Advisor Class was known as the Forward Small Cap Equity Fund Class M.

(b) The Fund began offering Advisor Class shares on February 1, 2010.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Effective May 1, 2013, the net expense limitation changed from 1.09% to 1.19%.

(g) Affiliated management fee waiver represents less than 0.005%.

(h) Effective May 1, 2012, the net expense limitation changed from 0.99% to 1.09%.

(i) Effective February 1, 2011, the Advisor agreed to limit expenses at 0.99%.

(j) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

December 31, 2013	178	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Enhanced Fund

	Investor Class
	Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011(a)
Net Asset Value, Beginning of Period	$25.72	$24.04		$25.00
Income/(Loss) from Operations:
Net investment loss(b)	(0.46)	(0.36)		(0.66)
Net realized and unrealized gain/(loss) on investments	0.49	3.33		(0.25)

Total from Investment Operations	0.03	2.97		(0.91)

Less Distributions:
From capital gains	(0.08)	(1.29)		(0.05)

Total Distributions	(0.08)	(1.29)		(0.05)

Net Increase/(Decrease) in Net Asset Value	(0.05)	1.68		(0.96)

Net Asset Value, End of Period	$25.67	$25.72		$24.04

Total Return	0.12%	12.45%		(3.65)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$11,197	$16,949		$12,098
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver/recoupment of past fees waived by advisor	(1.77)%	(1.41)%		(2.69)%
Operating expenses including reimbursement/waiver/recoupment of past fees waived by advisor	1.84%	2.25	%(c)	2.71	%(d)
Operating expenses excluding reimbursement/waiver	1.84%	2.46%		2.91%
Portfolio Turnover Rate	11,621%	6,025%		0%

(a) The Fund began offering Investor Class shares on January 3, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Effective November 1, 2012, the net expense limitation changed from 2.34% to 1.84%.

(d) Effective October 1, 2011, the net expense limitation changed from 2.84% to 2.34%.

See Notes to Financial Statements	179	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Enhanced Fund

	Institutional Class
	Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011(a)
Net Asset Value, Beginning of Period	$25.83	$24.12		$25.00
Income/(Loss) from Operations:
Net investment loss(b)	(0.37)	(0.23)		(0.57)
Net realized and unrealized gain/(loss) on investments	0.50	3.30		(0.26)

Total from Investment Operations	0.13	3.07		(0.83)

Less Distributions:
From capital gains	(0.08)	(1.36)		(0.05)

Total Distributions	(0.08)	(1.36)		(0.05)

Net Increase/(Decrease) in Net Asset Value	0.05	1.71		(0.88)

Net Asset Value, End of Period	$25.88	$25.83		$24.12

Total Return	0.51%	12.79%		(3.29)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$28,406	$17,804		$11,816
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver/recoupment of past fees waived by advisor	(1.42)%	(0.89)%		(2.33)%
Operating expenses including reimbursement/waiver/recoupment of past fees waived by advisor	1.49%	1.88	%(c)	2.36	%(d)
Operating expenses excluding reimbursement/waiver	1.49%	2.11%		2.71%
Portfolio Turnover Rate	11,621%	6,025%		0%

(a) The Fund began offering Institutional Class shares on January 3, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Effective November 1, 2012, the net expense limitation changed from 1.99% to 1.49%.

(d) Effective October 1, 2011, the net expense limitation changed from 2.49% to 1.99%.

December 31, 2013	180	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Enhanced Fund

	Class A
	Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011(a)
Net Asset Value, Beginning of Period	$25.66	$23.98		$25.00
Income/(Loss) from Operations:
Net investment loss(b)	(0.50)	(0.41)		(0.69)
Net realized and unrealized gain/(loss) on investments	0.49	3.34		(0.28)

Total from Investment Operations	(0.01)	2.93		(0.97)

Less Distributions:
From capital gains	(0.08)	(1.25)		(0.05)

Total Distributions	(0.08)	(1.25)		(0.05)

Net Increase/(Decrease) in Net Asset Value	(0.09)	1.68		(1.02)

Net Asset Value, End of Period	$25.57	$25.66		$23.98

Total Return(c)	(0.03)%	12.31%		(3.90)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$3,351	$3,602		$2,578
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver/recoupment of past fees waived by advisor	(1.92)%	(1.61)%		(2.83)%
Operating expenses including reimbursement/waiver/recoupment of past fees waived by advisor	1.99%	2.40	%(d)	2.86	%(e)
Operating expenses excluding reimbursement/waiver	1.99%	2.61%		3.10%
Portfolio Turnover Rate	11,621%	6,025%		0%

(a) The Fund began offering Class A shares on January 3, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Effective November 1, 2012, the net expense limitation changed from 2.49% to 1.99%.

(e) Effective October 1, 2011, the net expense limitation changed from 2.99% to 2.49%.

See Notes to Financial Statements	181	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Enhanced Fund

	Class C
	Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011(a)
Net Asset Value, Beginning of Period	$25.51	$23.88		$25.00
Income/(Loss) from Operations:
Net investment loss(b)	(0.61)	(0.51)		(0.81)
Net realized and unrealized gain/(loss) on investments	0.49	3.30		(0.26)

Total from Investment Operations	(0.12)	2.79		(1.07)

Less Distributions:
From capital gains	(0.08)	(1.16)		(0.05)

Total Distributions	(0.08)	(1.16)		(0.05)

Net Increase/(Decrease) in Net Asset Value	(0.20)	1.63		(1.12)

Net Asset Value, End of Period	$25.31	$25.51		$23.88

Total Return(c)	(0.47)%	11.77%		(4.29)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,955	$3,247		$2,163
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver/recoupment of past fees waived by advisor	(2.37)%	(2.00)%		(3.29)%
Operating expenses including reimbursement/waiver/recoupment of past fees waived by advisor	2.44%	2.84	%(d)	3.31	%(e)
Operating expenses excluding reimbursement/waiver	2.44%	3.06%		3.53%
Portfolio Turnover Rate	11,621%	6,025%		0%

(a) The Fund began offering Class C shares on January 3, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Effective November 1, 2012, the net expense limitation changed from 2.94% to 2.44%.

(e) Effective October 1, 2011, the next expense limitation change from 3.44% to 2.94%.

December 31, 2013	182	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Enhanced Fund

	Advisor Class
	Year Ended December 31, 2013(a)		Year Ended December 31, 2012		Period Ended December 31, 2011(b)
Net Asset Value, Beginning of Period	$25.79		$24.12		$25.56
Income/(Loss) from Operations:
Net investment loss(c)	(0.36)		(0.02)		(0.40)
Net realized and unrealized gain/(loss) on investments	0.50		3.09		(0.99)

Total from Investment Operations	0.14		3.07		(1.39)

Less Distributions:
From capital gains	(0.08)		(1.40)		(0.05)

Total Distributions	(0.08)		(1.40)		(0.05)

Net Increase/(Decrease) in Net Asset Value	0.06		1.67		(1.44)

Net Asset Value, End of Period	$25.85		$25.79		$24.12

Total Return	0.55%		12.78%		(5.41	)%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$74,041		$91		$84
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver/recoupment of past fees waived by advisor	(1.41)%		(0.09)%		(2.28	)%(e)
Operating expenses including reimbursement/waiver/recoupment of past fees waived by advisor	1.47	%(f)	1.79	%(g)	2.31	%(e)(h)
Operating expenses excluding reimbursement/waiver	1.47%		1.98%		2.38	%(e)
Portfolio Turnover Rate	11,621%		6,025%		0	%(i)

(a) Prior to May 1, 2013, the Forward Tactical Enhanced Fund Advisor Class was known as the Forward Tactical Enhanced Fund Class M.

(b) The Fund began offering Advisor Class shares on April 15, 2011.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Effective May 1, 2013, the net expense limitation changed from 1.49% to 1.54%.

(g) Effective November 1, 2012, the net expense limitation changed from 1.99% to 1.49%.

(h) Effective October 1, 2011, the net expense limitation changed from 2.49% to 1.99%.

(i) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

See Notes to Financial Statements	183	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Growth Fund

	Investor Class
	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010	Period Ended December 31, 2009(a)
Net Asset Value, Beginning of Period	$25.06		$24.73		$26.26		$25.69	$25.00
Income/(Loss) from Operations:
Net investment loss	(0.40	)(b)	(0.39	)(b)	(0.38	)(b)	(0.24)	(0.05)
Net realized and unrealized gain/(loss) on investments	4.20		1.57		(1.02)		0.81	0.74

Total from Investment Operations	3.80		1.18		(1.40)		0.57	0.69

Less Distributions:
From capital gains	(2.69)		(0.85)		(0.13)		—	—

Total Distributions	(2.69)		(0.85)		(0.13)		—	—

Net Increase/(Decrease) in Net Asset Value	1.11		0.33		(1.53)		0.57	0.69

Net Asset Value, End of Period	$26.17		$25.06		$24.73		$26.26	$25.69

Total Return	15.31%		4.81%		(5.36)%		2.22%	2.76	%(c)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$164,319		$187,066		$251,617		$313,875	$133,848
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver	(1.48)%		(1.49)%		(1.44)%		(1.05)%	(1.28	)%(d)
Operating expenses including reimbursement/waiver	1.74%		1.72%		1.80	%(e)	1.80%	1.82	%(d)
Operating expenses excluding reimbursement/waiver	1.74%		1.72%		1.80%		1.80%	1.82	%(d)
Portfolio Turnover Rate	1,797%		574%		387%		762%	758	%(c)

(a) The Fund began offering Investor Class shares on September 14, 2009.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Effective May 1, 2011, the Advisor agreed not to limit expenses.

December 31, 2013	184	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Growth Fund

	Institutional Class
	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010	Period Ended December 31, 2009(a)
Net Asset Value, Beginning of Period	$25.34		$24.91		$26.37		$25.71	$25.00
Income/(Loss) from Operations:
Net investment loss	(0.31	)(b)	(0.30	)(b)	(0.30	)(b)	(0.17)	(0.01)
Net realized and unrealized gain/(loss) on investments	4.26		1.58		(1.03)		0.83	0.72

Total from Investment Operations	3.95		1.28		(1.33)		0.66	0.71

Less Distributions:
From capital gains	(2.73)		(0.85)		(0.13)		—	—

Total Distributions	(2.73)		(0.85)		(0.13)		—	—

Net Increase/(Decrease) in Net Asset Value	1.22		0.43		(1.46)		0.66	0.71

Net Asset Value, End of Period	$26.56		$25.34		$24.91		$26.37	$25.71

Total Return	15.74%		5.14%		(5.04)%		2.57%	2.84	%(c)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$62,760		$61,602		$70,110		$151,485	$64,399
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver	(1.13)%		(1.14)%		(1.14)%		(0.70)%	(0.36	)%(d)
Operating expenses including reimbursement/waiver	1.39%		1.38%		1.45	%(e)	1.44%	1.50	%(d)
Operating expenses excluding reimbursement/waiver	1.39%		1.38%		1.45%		1.44%	1.53	%(d)
Portfolio Turnover Rate	1,797%		574%		387%		762%	758	%(c)

(a) The Fund began offering Institutional Class shares on September 14, 2009.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Effective May 1, 2011, the Advisor agreed not to limit expenses.

See Notes to Financial Statements	185	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Growth Fund

	Class A
	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Period Ended December 31, 2010(a)
Net Asset Value, Beginning of Period	$24.92		$24.62		$26.19		$26.19
Income/(Loss) from Operations:
Net investment loss	(0.43	)(b)	(0.43	)(b)	(0.41	)(b)	(0.10)
Net realized and unrealized gain/(loss) on investments	4.16		1.58		(1.03)		0.10

Total from Investment Operations	3.73		1.15		(1.44)		0.00

Less Distributions:
From capital gains	(2.69)		(0.85)		(0.13)		—

Total Distributions	(2.69)		(0.85)		(0.13)		—

Net Increase/(Decrease) in Net Asset Value	1.04		0.30		(1.57)		0.00

Net Asset Value, End of Period	$25.96		$24.92		$24.62		$26.19

Total Return(c)	15.11%		4.67%		(5.49)%		0.00	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$109,402		$112,734		$161,901		$74,910
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver	(1.63)%		(1.65)%		(1.58)%		(0.99	)%(e)
Operating expenses including reimbursement/waiver	1.89%		1.88%		1.94	%(f)	2.00	%(e)
Operating expenses excluding reimbursement/waiver	1.89%		1.88%		1.94%		2.00	%(e)
Portfolio Turnover Rate	1,797%		574%		387%		762	%(g)

(a) The Fund began offering Class A shares on March 12, 2010.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

(f) Effective May 1, 2011, the Advisor agreed not to limit expenses.

(g) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

December 31, 2013	186	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Growth Fund

	Class C
	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010	Period Ended December 31, 2009(a)
Net Asset Value, Beginning of Period	$24.55		$24.39		$26.06		$25.65	$25.00
Income/(Loss) from Operations:
Net investment loss	(0.54	)(b)	(0.53	)(b)	(0.53	)(b)	(0.22)	(0.06)
Net realized and unrealized gain/(loss) on investments	4.10		1.54		(1.01)		0.63	0.71

Total from Investment Operations	3.56		1.01		(1.54)		0.41	0.65

Less Distributions:
From capital gains	(2.69)		(0.85)		(0.13)		—	—

Total Distributions	(2.69)		(0.85)		(0.13)		—	—

Net Increase/(Decrease) in Net Asset Value	0.87		0.16		(1.67)		0.41	0.65

Net Asset Value, End of Period	$25.42		$24.55		$24.39		$26.06	$25.65

Total Return(c)	14.65%		4.14%		(5.90)%		1.60%	2.60	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$96,193		$115,442		$139,604		$119,659	$23,250
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver	(2.09)%		(2.09)%		(2.04)%		(1.57)%	(1.71	)%(e)
Operating expenses including reimbursement/waiver	2.34%		2.32%		2.39	%(f)	2.41%	2.43	%(e)
Operating expenses excluding reimbursement/waiver	2.34%		2.32%		2.39%		2.41%	2.44	%(e)
Portfolio Turnover Rate	1,797%		574%		387%		762%	758	%(d)

(a) The Fund began offering Class C shares on September 14, 2009.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

(f) Effective May 1, 2011, the Advisor agreed not to limit expenses.

See Notes to Financial Statements	187	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Growth Fund

	Advisor Class
	Year Ended December 31, 2013(a)		Year Ended December 31, 2012		Year Ended December 31, 2011		Period Ended December 31, 2010(b)
Net Asset Value, Beginning of Period	$25.35		$24.92		$26.37		$25.58
Income/(Loss) from Operations:
Net investment loss	(0.31	)(c)	(0.29	)(c)	(0.28	)(c)	(0.07)
Net realized and unrealized gain/(loss) on investments	4.25		1.57		(1.04)		0.86

Total from Investment Operations	3.94		1.28		(1.32)		0.79

Less Distributions:
From capital gains	(2.72)		(0.85)		(0.13)		—

Total Distributions	(2.72)		(0.85)		(0.13)		—

Net Increase/(Decrease) in Net Asset Value	1.22		0.43		(1.45)		0.79

Net Asset Value, End of Period	$26.57		$25.35		$24.92		$26.37

Total Return	15.70%		5.13%		(5.00)%		3.09	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$509,404		$447,928		$288,948		$197,655
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver	(1.16)%		(1.11)%		(1.08)%		(0.57	)%(e)
Operating expenses including reimbursement/waiver	1.43%		1.37%		1.44	%(f)	1.49	%(e)
Operating expenses excluding reimbursement/waiver	1.43%		1.37%		1.44%		1.49	%(e)
Portfolio Turnover Rate	1,797%		574%		387%		762	%(g)

(a) Prior to May 1, 2013, the Forward Tactical Growth Fund Advisor Class was known as the Forward Tactical Growth Fund Class M.

(b) The Fund began offering Advisor Class shares on February 1, 2010.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Effective May 1, 2011, the Advisor agreed not to limit expenses.

(g) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

December 31, 2013	188	See Notes to Financial Statements

Consolidated Financial Highlights

For a share outstanding throughout the periods presented.

Forward Commodity Long/Short Strategy Fund

	Investor Class
	Year Ended December 31, 2013(a)	Year Ended December 31, 2012(a)		Year Ended December 31, 2011(a)(b)
Net Asset Value, Beginning of Period	$20.21	$27.02		$25.00
Income/(Loss) from Operations:
Net investment loss(c)	(0.22)	(0.23)		(0.20)
Net realized and unrealized gain/(loss) on investments	2.04	(6.58)		2.61

Total from Investment Operations	1.82	(6.81)		2.41

Less Distributions:
From investment income	(0.95)	—		(0.39)
Tax return of capital	(0.01)	—		(0.00	)(d)

Total Distributions	(0.96)	—		(0.39)

Net Increase/(Decrease) in Net Asset Value	0.86	(6.81)		2.02

Net Asset Value, End of Period	$21.07	$20.21		$27.02

Total Return	9.04%	(25.20)%		9.66%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$24,649	$22,093		$48,141
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver/recoupment of past fees waived by advisor	(1.03)%	(0.93)%		(0.74)%
Operating expenses including reimbursement/waiver/recoupment of past fees waived by advisor	1.77%	1.70	%(e)	1.87%
Operating expenses excluding reimbursement/waiver	1.77%	1.70%		1.90%
Portfolio Turnover Rate	59%	90%		39%

(a) Per share amounts and ratios to average net assets include income and expenses of the Forward Commodity Long/Short Strategy (Cayman) Fund Ltd., a wholly-owned Cayman subsidiary, exclusive of the subsidiary’s management fee.

(b) The Fund began offering Investor Class shares on January 3, 2011.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Effective May 1, 2012, the Advisor agreed not to limit expenses.

See Notes to Financial Statements	189	December 31, 2013

Consolidated Financial Highlights

For a share outstanding throughout the periods presented.

Forward Commodity Long/Short Strategy Fund

	Institutional Class
	Year Ended December 31, 2013(a)	Year Ended December 31, 2012(a)		Year Ended December 31, 2011(a)(b)
Net Asset Value, Beginning of Period	$20.33	$27.06		$25.00
Income/(Loss) from Operations:
Net investment loss(c)	(0.14)	(0.14)		(0.12)
Net realized and unrealized gain/(loss) on investments	2.03	(6.59)		2.61

Total from Investment Operations	1.89	(6.73)		2.49

Less Distributions:
From investment income	(1.01)	—		(0.43)
Tax return of capital	(0.01)	—		(0.00	)(d)

Total Distributions	(1.02)	—		(0.43)

Net Increase/(Decrease) in Net Asset Value	0.87	(6.73)		2.06

Net Asset Value, End of Period	$21.20	$20.33		$27.06

Total Return	9.36%	(24.87)%		9.97%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$29,198	$49,467		$66,255
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver/recoupment of past fees waived by advisor	(0.68)%	(0.57)%		(0.46)%
Operating expenses including reimbursement/waiver/recoupment of past fees waived by advisor	1.41%	1.35	%(e)	1.52%
Operating expenses excluding reimbursement/waiver	1.41%	1.35%		1.55%
Portfolio Turnover Rate	59%	90%		39%

(a) Per share amounts and ratios to average net assets include income and expenses of the Forward Commodity Long/Short Strategy (Cayman) Fund Ltd., a wholly-owned Cayman subsidiary, exclusive of the subsidiary’s management fee.

(b) The Fund began offering Institutional Class shares on January 3, 2011.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Effective May 1, 2012, the Advisor agreed not to limit expenses.

December 31, 2013	190	See Notes to Financial Statements

Consolidated Financial Highlights

For a share outstanding throughout the periods presented.

Forward Commodity Long/Short Strategy Fund

	Class C
	Year Ended December 31, 2013(a)	Year Ended December 31, 2012(a)		Period Ended December 31, 2011(a)(b)
Net Asset Value, Beginning of Period	$20.04	$26.95		$28.49
Income/(Loss) from Operations:
Net investment loss(c)	(0.34)	(0.36)		(0.25)
Net realized and unrealized gain/(loss) on investments	2.01	(6.55)		(0.97)

Total from Investment Operations	1.67	(6.91)		(1.22)

Less Distributions:
From investment income	(0.81)	—		(0.32)
Tax return of capital	(0.01)	—		(0.00	)(d)

Total Distributions	(0.82)	—		(0.32)

Net Increase/(Decrease) in Net Asset Value	0.85	(6.91)		(1.54)

Net Asset Value, End of Period	$20.89	$20.04		$26.95

Total Return(e)	8.38%	(25.61)%		(4.32	)%(f)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$4,798	$5,540		$5,180
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver/recoupment of past fees waived by advisor	(1.62)%	(1.52)%		(1.40	)%(g)
Operating expenses including reimbursement/waiver/recoupment of past fees waived by advisor	2.36%	2.31	%(h)	2.47	%(g)
Operating expenses excluding reimbursement/waiver	2.36%	2.31%		2.49	%(g)
Portfolio Turnover Rate	59%	90%		39	%(i)

(a) Per share amounts and ratios to average net assets include income and expenses of the Forward Commodity Long/Short Strategy (Cayman) Fund Ltd., a wholly-owned Cayman subsidiary, exclusive of the subsidiary’s management fee.

(b) The Fund began offering Class C shares on May 4, 2011.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Total return does not reflect the effect of sales charges.

(f) Not Annualized.

(g) Annualized.

(h) Effective May 1, 2012, the Advisor agreed not to limit expenses.

(i) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

See Notes to Financial Statements	191	December 31, 2013

Consolidated Financial Highlights

For a share outstanding throughout the periods presented.

Forward Commodity Long/Short Strategy Fund

	Advisor Class
	Year Ended December 31, 2013(a)(b)	Year Ended December 31, 2012(a)		Period Ended December 31, 2011(a)(c)
Net Asset Value, Beginning of Period	$20.27	$26.99		$26.66
Income/(Loss) from Operations:
Net investment loss(d)	(0.15)	(0.13)		(0.01)
Net realized and unrealized gain/(loss) on investments	2.03	(6.59)		0.70

Total from Investment Operations	1.88	(6.72)		0.69

Less Distributions:
From investment income	(1.02)	—		(0.36)
Tax return of capital	(0.01)	—		(0.00	)(e)

Total Distributions	(1.03)	—		(0.36)

Net Increase/(Decrease) in Net Asset Value	0.85	(6.72)		0.33

Net Asset Value, End of Period	$21.12	$20.27		$26.99

Total Return	9.32%	(25.12)%		2.91	%(f)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$50,007	$34,297		$1,728
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver	(0.70)%	(0.56)%		(0.27	)%(g)
Operating expenses including reimbursement/waiver	1.44%	1.37	%(h)	1.52	%(g)
Operating expenses excluding reimbursement/waiver	1.44%	1.37%		3.19	%(g)
Portfolio Turnover Rate	59%	90%		39	%(i)

(a) Per share amounts and ratios to average net assets include income and expenses of the Forward Commodity Long/Short Strategy (Cayman) Fund Ltd., a wholly-owned Cayman subsidiary, exclusive of the subsidiary’s management fee.

(b) Prior to May 1, 2013, the Forward Commodity Long/Short Strategy Fund Advisor Class was known as the Forward Commodity Long/Short Strategy Fund Class M.

(c) The Fund began offering Advisor Class shares on December 7, 2011.

(d) Per share amounts are based upon average shares outstanding.

(e) Amount represents less than $0.01 per share.

(f) Not Annualized.

(g) Annualized.

(h) Effective May 1, 2012, the Advisor agreed not to limit expenses.

(i) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

December 31, 2013	192	See Notes to Financial Statements

Consolidated Financial Highlights

For a share outstanding throughout the periods presented.

Forward Commodity Long/Short Strategy Fund

	Class Z
	Year Ended December 31, 2013(a)	Year Ended December 31, 2012(a)		Year Ended December 31, 2011(a)(b)
Net Asset Value, Beginning of Period	$20.31	$27.03		$25.00
Income/(Loss) from Operations:
Net investment loss(c)	(0.13)	(0.14)		(0.02)
Net realized and unrealized gain/(loss) on investments	2.03	(6.58)		2.49

Total from Investment Operations	1.90	(6.72)		2.47

Less Distributions:
From investment income	(1.03)	—		(0.44)
Tax return of capital	(0.01)	—		(0.00	)(d)

Total Distributions	(1.04)	—		(0.44)

Net Increase/(Decrease) in Net Asset Value	0.86	(6.72)		2.03

Net Asset Value, End of Period	$21.17	$20.31		$27.03

Total Return	9.41%	(24.86)%		9.89%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$6,626	$5,756		$10,798
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver/recoupment of past fees waived by advisor	(0.63)%	(0.56)%		(0.06)%
Operating expenses including reimbursement/waiver/recoupment of past fees waived by advisor	1.36%	1.33	%(e)	1.44%
Operating expenses excluding reimbursement/waiver	1.36%	1.33%		1.45%
Portfolio Turnover Rate	59%	90%		39%

(a) Per share amounts and ratios to average net assets include income and expenses of the Forward Commodity Long/Short Strategy (Cayman) Fund Ltd., a wholly-owned Cayman subsidiary, exclusive of the subsidiary’s management fee.

(b) The Fund began offering Class Z shares on January 3, 2011.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Effective May 1, 2012, the Advisor agreed not to limit expenses.

See Notes to Financial Statements	193	December 31, 2013

Consolidated Financial Highlights

For a share outstanding throughout the periods presented.

Forward Managed Futures Strategy Fund

	Investor Class
	Year Ended December 31, 2013(a)	Period Ended December 31, 2012(a)(b)
Net Asset Value, Beginning of Period	$20.40	$25.00
Income/(Loss) from Operations:
Net investment loss(c)	(0.40)	(0.38)
Net realized and unrealized gain/(loss) on investments	0.89	(4.22)

Total from Investment Operations	0.49	(4.60)

Less Distributions:
From investment income	(0.51)	—
From capital gains	(0.01)	(0.00	)(d)

Total Distributions	(0.52)	(0.00	)(d)

Net Decrease in Net Asset Value	(0.03)	(4.60)

Net Asset Value, End of Period	$20.37	$20.40

Total Return	2.83%	(18.71	)%(e)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,182	$1,021
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver	(1.95)%	(1.81	)%(f)
Operating expenses including reimbursement/waiver	2.50%	2.53	%(f)
Operating expenses excluding reimbursement/waiver	3.06%	3.26	%(f)
Portfolio Turnover Rate	0%	6	%(e)

(a) Per share amounts and ratios to average net assets include income and expenses of the Forward Managed Futures Strategy (Cayman) Fund Ltd., a wholly-owned Cayman subsidiary, exclusive of the subsidiary’s management fees.

(b) The Fund began offering Investor Class on January 30, 2012.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Not Annualized.

(f) Annualized.

December 31, 2013	194	See Notes to Financial Statements

Consolidated Financial Highlights

For a share outstanding throughout the periods presented.

Forward Managed Futures Strategy Fund

	Institutional Class
	Year Ended December 31, 2013(a)	Period Ended December 31, 2012(a)(b)
Net Asset Value, Beginning of Period	$20.47	$25.00
Income/(Loss) from Operations:
Net investment loss(c)	(0.33)	(0.31)
Net realized and unrealized gain/(loss) on investments	0.89	(4.22)

Total from Investment Operations	0.56	(4.53)

Less Distributions:
From investment income	(0.59)	—
From capital gains	(0.01)	(0.00	)(d)

Total Distributions	(0.60)	(0.00	)(d)

Net Decrease in Net Asset Value	(0.04)	(4.53)

Net Asset Value, End of Period	$20.43	$20.47

Total Return	3.14%	(18.43	)%(e)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$868	$885
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver	(1.61)%	(1.46	)%(f)
Operating expenses including reimbursement/waiver	2.15%	2.18	%(f)
Operating expenses excluding reimbursement/waiver	2.71%	2.91	%(f)
Portfolio Turnover Rate	0%	6	%(e)

(a) Per share amounts and ratios to average net assets include income and expenses of the Forward Managed Futures Strategy (Cayman) Fund Ltd., a wholly-owned Cayman subsidiary, exclusive of the subsidiary’s management fees.

(b) The Fund began offering Institutional Class on January 30, 2012.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Not Annualized.

(f) Annualized.

See Notes to Financial Statements	195	December 31, 2013

Consolidated Financial Highlights

For a share outstanding throughout the periods presented.

Forward Managed Futures Strategy Fund

	Class C
	Year Ended December 31, 2013(a)	Period Ended December 31, 2012(a)(b)
Net Asset Value, Beginning of Period	$20.29	$25.00
Income/(Loss) from Operations:
Net investment loss(c)	(0.52)	(0.51)
Net realized and unrealized gain/(loss) on investments	0.88	(4.20)

Total from Investment Operations	0.36	(4.71)

Less Distributions:
From investment income	(0.38)	—
From capital gains	(0.01)	(0.00	)(d)

Total Distributions	(0.39)	(0.00	)(d)

Net Decrease in Net Asset Value	(0.03)	(4.71)

Net Asset Value, End of Period	$20.26	$20.29

Total Return(e)	2.22%	(19.15	)%(f)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$881	$936
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver	(2.57)%	(2.41	)%(g)
Operating expenses including reimbursement/waiver	3.10%	3.13	%(g)
Operating expenses excluding reimbursement/waiver	3.65%	3.86	%(g)
Portfolio Turnover Rate	0%	6	%(f)

(a) Per share amounts and ratios to average net assets include income and expenses of the Forward Managed Futures Strategy (Cayman) Fund Ltd., a wholly-owned Cayman subsidiary, exclusive of the subsidiary’s management fees.

(b) The Fund began offering Class C on January 30, 2012.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Total return does not reflect the effect of sales charges.

(f) Not Annualized.

(g) Annualized.

December 31, 2013	196	See Notes to Financial Statements

Consolidated Financial Highlights

For a share outstanding throughout the periods presented.

Forward Managed Futures Strategy Fund

	Class Z
	Year Ended December 31, 2013(a)	Period Ended December 31, 2012(a)(b)
Net Asset Value, Beginning of Period	$20.48	$25.25
Income/(Loss) from Operations:
Net investment loss(c)	(0.33)	(0.29)
Net realized and unrealized gain/(loss) on investments	0.90	(4.48)

Total from Investment Operations	0.57	(4.77)

Less Distributions:
From investment income	(0.61)	—
From capital gains	(0.01)	(0.00	)(d)

Total Distributions	(0.62)	(0.00	)(d)

Net Decrease in Net Asset Value	(0.05)	(4.77)

Net Asset Value, End of Period	$20.43	$20.48

Total Return	3.20%	(19.20	)%(e)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$6,936	$9,913
Ratios to Average Net Assets:
Net investment loss including reimbursement/waiver	(1.58)%	(1.39	)%(f)
Operating expenses including reimbursement/waiver	2.10%	2.13	%(f)
Operating expenses excluding reimbursement/waiver	2.64%	2.80	%(f)
Portfolio Turnover Rate	0%	6	%(g)

(a) Per share amounts and ratios to average net assets include income and expenses of the Forward Managed Futures Strategy (Cayman) Fund Ltd., a wholly-owned Cayman subsidiary, exclusive of the subsidiary’s management fees.

(b) The Fund began offering Class Z on January 31, 2012.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Not Annualized.

(f) Annualized.

(g) Portfolio turnover is calculated at the Fund level and represents the period January 30, 2012 to December 31, 2012.

See Notes to Financial Statements	197	December 31, 2013

Notes to Financial Statements

1. Organization

Forward Funds (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2013, the Trust has 33 registered funds. This annual report describes 14 funds offered by the Trust (each a “Fund” and, collectively, the “Funds”). The accompanying financial statements and financial highlights include the Forward Credit Analysis Long/Short Fund (“Credit Analysis Long/ Short Fund”), the Forward Dynamic Income Fund (“Dynamic Income Fund”), the Forward EM Corporate Debt Fund (“EM Corporate Debt Fund”), the Forward Emerging Markets Fund (“Emerging Markets Fund”), the Forward Endurance Long/Short Fund (“Endurance Long/Short Fund”), the Forward Global Dividend Fund (“Global Dividend Fund”) (prior to February 20, 2013, known as the Forward Large Cap Dividend Fund), the Forward International Dividend Fund (“International Dividend Fund”), the Forward International Small Companies Fund (“International Small Companies Fund”), the Forward Select EM Dividend Fund (“Select EM Dividend Fund”), the Forward Small Cap Equity Fund (“Small Cap Equity Fund”), the Forward Tactical Enhanced Fund (“Tactical Enhanced Fund”), the Forward Tactical Growth Fund (“Tactical Growth Fund”), the Forward Commodity Long/Short Strategy Fund (“Commodity Long/Short Strategy Fund”), and the Forward Managed Futures Strategy Fund (“Managed Futures Strategy Fund”).

The Credit Analysis Long/Short Fund seeks to maximize total return (capital appreciation and income) by investing primarily in a portfolio of municipal bonds, corporate bonds, notes and other debentures, U.S. Treasury and Agency securities, sovereign debt, emerging markets debt, variable rate demand notes, including tender option bonds, floating rate or zero coupon securities and nonconvertible preferred securities that are actively traded in the public markets. The Dynamic Income Fund seeks total return, with dividend and interest income being an important component of that return, while exhibiting less downside volatility than the S&P 500 Index through the use of a dividend-capture strategy and a tactical allocation strategy. The EM Corporate Debt Fund seeks to achieve high total return (capital appreciation and income) by investing primarily in a portfolio of fixed income securities of companies located in emerging market countries. The Emerging Markets Fund seeks to achieve long-term growth of capital and invests primarily in the equity securities of emerging market companies. The Endurance Long/Short Fund seeks to provide long-term growth of capital by investing both long and short in equity securities of U.S. and non-U.S. issuers, including issuers located in emerging and frontier markets. The Global Dividend Fund seeks to achieve high total return (capital appreciation and income) and invests primarily in equity securities of dividend paying companies. The International Dividend Fund seeks to achieve high total return (capital appreciation and income) and invests primarily in the equity securities of dividend paying companies located outside of the U.S. The International Small Companies Fund seeks to achieve long-term growth of capital and invests in equity securities of companies with small market capitalizations located outside the U.S. The Select EM Dividend Fund seeks to achieve high total return through capital appreciation and current income and invests primarily in equity securities of dividend paying companies located in emerging market countries. The Small Cap Equity Fund seeks to achieve high total return and invests in equity securities of small capitalization companies. The Tactical Enhanced Fund seeks to produce above-average, risk-adjusted returns, in any market environment, while exhibiting less downside volatility than the S&P 500 Index and invests primarily in a portfolio of instruments providing exposure, both long and short, to the U.S. and non-U.S. equity markets, including exchange-traded funds (“ETFs”), futures and options on securities, securities indices and shares of ETFs. The Tactical Growth Fund seeks to produce above-average, risk-adjusted returns, in any market environment, while exhibiting less downside volatility than the S&P 500 Index and invests primarily in a portfolio of ETFs and instruments providing exposure to U.S and non-U.S. equity securities (comprised of futures and options on securities, securities indices and shares of ETFs), which represent general asset classes, including both U.S. and overseas equity markets. The Commodity Long/Short Strategy Fund seeks long term total return and seeks exposure to the commodity markets and returns that correspond to the Credit Suisse Momentum and Volatility Enhanced Return Strategy Index. The Managed Futures Strategy Fund seeks long term total return and seeks exposure to the futures markets by investing in futures-related instruments that track the performance of futures contracts included in the Credit Suisse Multi-Asset Futures Strategy Index.

Information presented in the accompanying Funds’ financial statements pertains to the Investor Class, Institutional Class, Class A, Class C, Advisor Class (prior to May 1, 2013, known as Class M) and Class Z shares offered by the Trust.

All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

Certain Funds invest a high percentage of their assets in specific sectors of the market. As a result, the economic and regulatory developments in a particular sector of the market, positive or negative, can have a greater impact on the relevant Fund’s net asset value and may cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector.

December 31, 2013	198

Notes to Financial Statements

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on December 31, 2013.

Portfolio Valuation: Portfolio securities or contracts that are listed or traded on a national securities exchange, contract market or over-the-counter market and that are freely transferable are valued at the last reported sale price or a market’s official closing price on the valuation day, If there have been no sales that day, such securities or contracts are valued at the average of the last reported bid and ask price for long positions or ask prices for short positions. If no bid or ask prices are quoted before closing, such securities or contracts are valued either at the last available sale price or at fair value in accordance with procedures established by, and under the general supervision of, the Board of Trustees.

Debt securities that have an original maturity of more than 365 days or that are credit impaired are valued on the basis of the average of the latest bid and ask price. Debt securities that have an original maturity of less than 365 days and that are not credit impaired are valued as follows: (a) maturity of 61 to 365 days, on the basis of the average of the latest bid and ask price; and (b) maturity of 60 days or less, at amortized cost.

Investments held by the Forward U.S. Government Money Fund are valued using the amortized cost method of valuation permitted in accordance with meeting certain conditions and regulations set forth under Rule 2a-7 of the 1940 Act. Under the amortized cost method, an investment is valued at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the investment.

The Funds’ independent pricing vendors (approved by the Board of Trustees) use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing vendors may utilize a market-based approach through which quotes from market makers are used to determine value. In instances where sufficient market activity may not exist or is limited, the pricing vendors may also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the value.

In the event valuation information is not available from the Funds’ independent pricing vendors for a security held by a Fund, such security may be valued by alternate pricing methods, including the use of quotations obtained from dealers that make markets in such securities, or otherwise determined based on the fair value of such securities. To the extent that such securities do not trade on a valuation day and the last bid and ask prices are not available, the securities may be valued using matrix pricing or similar valuation methods from the Funds’ independent pricing vendors. Bonds that do not trade regularly tend to be less liquid, and their values may be determined based on alternate or fair valuation methods (approved by the Board of Trustees) more frequently than portfolio holdings that are more frequently traded.

If the Funds’ independent pricing vendors do not provide valuation information for swap contracts or structured notes held by a Fund, such swap contracts and structured notes may be valued by Forward Management, LLC, the Investment Advisor of the Funds (the “Advisor” or “Forward Management”) based on information from the structuring firm or issuer.

Futures and options on futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over-the-counter market and that are freely transferable are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter futures and options on futures contracts for which market quotations are readily available are valued based on quotes received from independent pricing vendors or one or more dealers that make markets in such securities. If market quotes are not available from an independent pricing vendor or dealers, over-the-counter futures and options on futures contracts are valued using fair valuation methodologies.

Options on securities and options on indices are valued using the last quoted sale price as of the close of the securities or commodities exchange on which they are traded. If there has been no sale that day, such securities are valued

199	December 31, 2013

Notes to Financial Statements

at the average of the last reported bid and ask prices on the valuation day for long positions or ask prices for short positions. Certain investments including options may trade in the over-the-counter market and generally are valued based on quotes received from independent pricing vendors or one or more dealers that make markets in such securities.

Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the last reported trade or closing price of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities is determined in good faith through consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Trustees. Certain Funds will use a fair valuation model provided by independent pricing vendors, which is intended to reflect fair value when a security’s value is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day of the NYSE. The Funds’ procedures set forth certain triggers that instruct when to use the fair valuation model. The value assigned to a security by the fair valuation model is a determination of fair value made under the Funds’ valuation procedures and under the supervision of the Board of Trustees. In such a case, a Fund’s value for a security may be different from the last sales price (or the latest closing price) and there is no guarantee that a fair valued security will be sold at the price at which a Fund is valuing the security.

Forward currency exchange contracts have a market value determined by the prevailing daily foreign currency exchange rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing vendor. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Redeemable securities issued by open-end registered investment companies and offshore affiliated subsidiaries are valued at the investment company’s or subsidiary’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

All other securities and other assets are carried at their fair value as determined in good faith using methodologies approved by the Board of Trustees. The valuation methodologies include: analysis of recent public transactions in securities or assets of the same class or that are highly similar; analysis of recent private transactions in securities or assets of the same class or that are highly similar; analysis of information that provides a reasonable basis for valuation, such as appraisals, analysts’ reports, and valuation models; and cost, if other valuation methods are not available.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Debt Securities: Debt securities are affected primarily by the financial condition of the companies or other entities that have issued them and by changes in interest rates. There is a risk that an issuer of a Fund’s debt investments may not be able to meet its financial obligations (e.g. may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Lower rated debt securities, such as high-yield/high-risk bonds, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated debt securities. Debt securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations. The value of debt securities may fall when interest rates rise. Given the current historically low interest rate environment, the risks associated with rising interest rates are heightened and future increases in interest rates may result in periods of dramatic volatility and may negatively impact the value of debt securities. The liquidity of the market for debt securities may decrease during periods of increased volatility. Additionally, new regulations applicable to and changing business practices of broker-dealers that make markets in debt securities may result in those broker-dealers restricting their market

December 31, 2013	200

Notes to Financial Statements

making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such debt securities.

Collateralized Debt Obligations: Certain Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. For CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than its underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CDO senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions under the Securities Act of 1933. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in tranches of CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Commodity-Linked Notes: Certain Funds may invest in commodity-linked notes, which are derivative debt instruments whose principal and/or interest payments are linked to the price movement of a commodity, commodity index or commodity futures or option contract. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked index. Commodity index-linked investments may be more volatile and less liquid than the underlying index, and their value may be affected by the performance of the commodities as well as other factors, including liquidity, quality, maturity and other economic variables. Commodity-linked notes are typically issued by a bank or other financial institution and are sometimes referred to as structured notes because the terms of the notes may be structured by the issuer and the purchaser of the notes to accommodate the specific investment requirements of the purchaser.

Exchange-Traded Funds (“ETFs”): Certain Funds may invest in ETFs, which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the net asset value of the ETF.

Foreign Securities: Certain Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Government-Sponsored Enterprises (“GSEs”): Certain Funds may invest in GSEs which are privately-owned corporations created by the U.S. Congress to provide funding and help to reduce the cost of capital for certain borrowing sectors of the economy such as homeowners, students, and farmers. Certain GSEs (such as Freddie Mac, Fannie Mae, and FHLB), although sponsored or chartered by the U.S. Government, are not funded by the U.S. Government, and the securities they issue are not guaranteed by the U.S. Government. GSE debt is generally considered to be of high credit quality due to the implied backing of the U.S. Government, but ultimately it is the sole obligation of its issuer. For that reason, securities issued by GSEs are

201	December 31, 2013

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considered to carry somewhat greater credit risk than securities issued by the U.S. Treasury or government agencies that carry the full faith and credit of the U.S. Government.

Master Limited Partnerships (“MLPs”): Certain Funds may invest in MLPs, which are limited partnerships in which ownership units are publicly traded. MLPs often own interests in properties or businesses that are related to the oil and gas industries, although MLPs may invest in other types of investments. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (such as a Fund investing in a MLP) are not involved in the day-to-day management of the partnership.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of units of a MLP may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in a MLP than investors in a corporation, and conflicts of interest may exist among unit holders and the general partner of a MLP. MLPs that concentrate in a particular industry or region are subject to risk associated with such industry or region. Investments held by MLPs may be illiquid. MLP unit prices may be more volatile than securities of larger or more broadly based companies.

Unlike most corporations, MLPs do not pay income tax but instead pass through their taxable income to unit holders who are required to report their allocable share of a MLP’s taxable income. A MLP’s distribution to unit holders may exceed the unit holder’s share of the MLP’s taxable income, and a portion of the distribution may represent a return of capital. If a Fund invests in a MLP that makes a return of capital, a portion of the Fund’s distribution to shareholders may also represent a return of capital.

Mortgage-Related and Other Asset-Backed Securities: Certain Funds may invest in mortgage-related and other asset-backed securities. A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are paid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

Mortgage-backed securities are subject to extension risk, which is the risk that a Fund that holds mortgage-backed securities may exhibit additional volatility during periods of rising interest rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. In addition, mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because a Fund will have to reinvest that money at the lower prevailing interest rates.

A Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Asset-backed securities present credit risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Real Estate Investment Trusts (“REITs”): Certain Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. There is no guarantee that the REITs held by the Funds will continue to pay dividends. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act.

Repurchase Agreements: Certain Funds may enter into repurchase agreements (agreements to purchase securities—generally securities of the U.S. Government, its agencies or instrumentalities—subject to the seller’s agreement to repurchase them at a specified time and price) with well established dealers or institutions that Forward Management, or the appropriate sub-advisor has determined to be creditworthy. Repurchase agreements subject the Fund to counterparty risk, meaning that a fund could lose money if the other party fails to perform under the terms of the agreement. The Fund mitigates this risk by ensuring that the Fund’s repurchase agreements are fully collateralized by cash or U.S. government and agency securities. It is the Funds’ policy to take possession of the underlying securities, held in safekeeping at the Fund’s custodian or designated sub-custodians for tri-party repurchase agreements, as collateral and, on a daily basis, mark-to-market such securities to ensure that the market value including accrued interest is at least equal to the amount owed to the Funds under each repurchase agreement. The Funds held no repurchase agreements as of December 31, 2013.

December 31, 2013	202

Notes to Financial Statements

Short Sales: Certain Funds may sell securities short. Short sales are transactions in which a Fund sells a security that it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. All short sales must be fully collateralized. The Fund maintains collateral consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of their respective short positions. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. The Fund typically intends to hold securities sold short for the short term; therefore, they are excluded from the purchase and sales of investments in Note 8 and the Fund’s Portfolio Turnover Calculation in the Financial Highlights. As of December 31, 2013, the Endurance Long/Short Fund held securities sold short with a market value of $836,050. No other Funds held securities sold short at December 31, 2013.

Structured Notes: Certain Funds may invest in structured notes, which are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. The Fund has the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.

Structured notes are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the structured note will default or become bankrupt. The Fund also bears the risk of the loss of its principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.

In the case of structured notes on credit default swaps, the Fund is also subject to the credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, the Fund may receive the security that has defaulted, or alternatively a cash settlement may occur, and the Fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.

A highly liquid secondary market may not exist for the structured notes a Fund may invest in, and there can be no assurance that a highly liquid secondary market will develop. The lack of a highly liquid secondary market may make it difficult for a Fund to sell the structured notes it holds at an acceptable price or accurately value such notes. The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1—Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date.

Level 2—Quoted prices in markets which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability. The Board of Trustees has approved independent pricing vendors that calculate fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.

Level 3—Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

203	December 31, 2013

Notes to Financial Statements

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2013:

Investments in Securities	Level 1	Level 2	Level 3	Total
Credit Analysis Long/Short Fund
Municipal Bonds(a)	—	$118,602,435	—	$118,602,435
Short-Term Securities	—	14,684,418	—	14,684,418

Total	—	$133,286,853	—	$133,286,853

Dynamic Income Fund
Closed-End Funds(a)	$67,745	—	—	$67,745
Common Stocks(a)	1,429,211	—	—	1,429,211
Limited Partnerships(a)	65,050	—	—	65,050
Preferred Stocks(a)	430,480	—	—	430,480

Total	$1,992,486	—	—	$1,992,486

EM Corporate Debt Fund
Common Stocks(a)	$3,075,732	—	—	$3,075,732
Foreign Government Obligations(a)	—	$24,452,777	—	24,452,777
Asset-Backed Securities(a)	—	19,297,458	—	19,297,458
Convertible Corporate Bonds(a)	—	4,092,000	—	4,092,000
Corporate Bonds(a)	—	321,955,544	—	321,955,544
Credit-Linked Notes(a)	—	4,997,500	—	4,997,500
Short-Term Securities(a)	—	11,994,604	—	11,994,604

Total	$3,075,732	$386,789,883	—	$389,865,615

Emerging Markets Fund
Common Stocks(a)	$12,414,173	—	—	$12,414,173

Total	$12,414,173	—	—	$12,414,173

Endurance Long/Short Fund
Common Stocks(a)	$4,889,379	—	—	$4,889,379
Options Purchased	118,975	—	—	118,975

Total	$5,008,354	—	—	$5,008,354

Global Dividend Fund
Common Stocks(a)	$20,291,025	—	—	$20,291,025
Preferred Stocks(a)	307,228	—	—	307,228
Agency Pass-Through Securities(a)	—	$36,403	—	36,403
Collateralized Mortgage Obligations(a)	—	259,071	—	259,071

Total	$20,598,253	$295,474	—	$20,893,727

December 31, 2013	204

Notes to Financial Statements

Investments in Securities	Level 1	Level 2	Level 3	Total
International Dividend Fund
Common Stocks(a)	$277,319,754	—	—	$277,319,754
Loan Participation Notes(a)	—	$2,781,881	—	2,781,881
Preferred Stocks(a)	4,221,623	—	—	4,221,623
Agency Pass-Through Securities(a)	—	103,509	—	103,509
Collateralized Mortgage Obligations(a)	—	5,839,590	—	5,839,590
Corporate Bonds(a)	—	1,977,768	—	1,977,768

Total	$281,541,377	$10,702,748	—	$292,244,125

International Small Companies Fund
Common Stocks(a)	$196,094,908	—	—	$196,094,908
Exchange-Traded Funds(a)	3,720,979	—	—	3,720,979
Preferred Stocks(a)	2,331,671	—	—	2,331,671

Total	$202,147,558	—	—	$202,147,558

Select EM Dividend Fund
Common Stocks(a)	$46,934,724	—	—	$46,934,724
Loan Participation Notes(a)	—	$505,351	—	505,351
Preferred Stocks(a)	1,170,193	—	—	1,170,193
Collateralized Mortgage Obligations(a)	—	1,991,975	—	1,991,975

Total	$48,104,917	$2,497,326	—	$50,602,243

Small Cap Equity Fund
Common Stocks(a)	$33,742,145	—	—	$33,742,145
Affiliated Investment Companies	350,051	—	—	350,051

Total	$34,092,196	—	—	$34,092,196

Tactical Enhanced Fund
Exchange-Traded Funds	$59,648,410	—	—	$59,648,410

Total	$59,648,410	—	—	$59,648,410

Tactical Growth Fund
Exchange-Traded Funds	$315,524,776	—	—	$315,524,776
Short-Term Securities	—	$474,832,512	—	474,832,512

Total	$315,524,776	$474,832,512	—	$790,357,288

Commodity Long/Short Strategy Fund
Agency Pass-Through Securities(a)	—	$33,768,930	—	$33,768,930
Asset-Backed Securities	—	1,107,025	—	1,107,025
Collateralized Mortgage Obligations(a)	—	3,414,499	—	3,414,499
Corporate Bonds(a)	—	20,000,390	—	20,000,390
Municipal Bonds	—	6,979,566	—	6,979,566
U.S. Treasury Bonds & Notes	—	21,450,347	—	21,450,347

Total	—	$86,720,757	—	$86,720,757

205	December 31, 2013

Notes to Financial Statements

Investments in Securities	Level 1	Level 2	Level 3	Total
Managed Futures Strategy Fund
Exchange-Traded Funds	$6,469,962	—	—	$6,469,962

Total	$6,469,962	—	—	$6,469,962

(a) For detailed descriptions of sector, industry, country or state, see the accompanying Portfolio of Investments.

Other Financial Instruments(a)	Level 1	Level 2	Level 3	Total
Dynamic Income Fund
Assets
Futures Contracts	$211	—	—	$211

Total	$211	—	—	$211

EM Corporate Debt Fund
Assets
Futures Contracts	$301,071	—	—	$301,071

Total	$301,071	—	—	$301,071

Emerging Markets Fund
Assets
Futures Contracts	$2,796	—	—	$2,796

Total	$2,796	—	—	$2,796

Endurance Long/Short Fund
Liabilities
Securities Sold Short
Common Stocks	$(836,050)	—	—	$(836,050)
Options Written	(51,620)	—	—	(51,620)

Total	$(887,670)	—	—	$(887,670)

Small Cap Equity Fund
Assets
Futures Contracts	$61,049	—	—	$61,049

Total	$61,049	—	—	$61,049

Tactical Growth Fund
Assets
Futures Contracts	$12,540,059	—	—	$12,540,059

Total	$12,540,059	—	—	$12,540,059

Commodity Long/Short Strategy Fund
Assets
Total Return Swap Contracts	—	$1,502,145	—	$1,502,145
Liabilities
Total Return Swap Contracts	—	(72,072)	—	(72,072)

Total	—	$1,430,073	—	$1,430,073

December 31, 2013	206

Notes to Financial Statements

Other Financial Instruments(a)	Level 1	Level 2	Level 3	Total
Managed Futures Strategy Fund
Assets
Total Return Swap Contracts	—	$132,670	—	$132,670
Liabilities
Total Return Swap Contracts	—	(2,800)	—	(2,800)

Total	—	$129,870	—	$129,870

(a) Other financial instruments are derivative instruments reflected in the schedules to the Portfolio of Investments, such as written options, short sales, swap contracts and futures contracts.

The Funds recognize transfers between levels as of the beginning of the annual period in which the transfer occurred. For the year ended December 31, 2013, the only transfers of securities from Level 2 to Level 1 were for the Emerging Markets Fund, International Dividend Fund, International Small Companies Fund and the Select EM Dividend Fund due to the utilization of a fair valuation model provided by the Funds’ independent pricing vendor at December 31, 2012. At December 31, 2013, the Emerging Markets Fund, International Dividend Fund, International Small Companies Fund and the Select EM Dividend Fund did not utilize a fair valuation model in accordance with the Funds’ valuation procedures. The Funds’ procedures set forth certain triggers which instruct when to use the fair valuation model, and the value assigned to a security by the fair valuation model is a determination of fair value made under the Funds’ valuation procedures and under the supervision of the Board of Trustees. During the year ended December 31, 2013 there were no other transfers between Level 1 and Level 2 securities in any other fund.

For the year ended December 31, 2013, the Funds did not have transfers between the fair value levels designated in the preceding table and unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Derivative Instruments and Hedging Activities: The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities but also allow certain Funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, swap contracts, forward foreign currency exchange contracts, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, certain Funds may use derivatives that increase or decrease a Fund’s exposure to the following market risk factors:

Credit Risk: Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

207	December 31, 2013

Notes to Financial Statements

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to settle the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Forward Foreign Currency Exchange Contracts: Certain Funds invest in foreign currency exchange contracts to reduce the risks of fluctuating exchange rates and to generate returns uncorrelated to the other strategies employed. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies)

when exchange rates between the two currencies are positively correlated. The unrealized appreciation/( depreciation) is reported in the Statement of Assets and Liabilities as receivable or payable and in the Statement of Operations within the change in unrealized appreciation/(depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain/(loss) in the Statement of Operations. As of December 31, 2013, the Funds held no forward foreign currency exchange contracts.

Futures: Certain Funds may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all

December 31, 2013	208

Notes to Financial Statements

contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of December 31, 2013, the Funds had outstanding unrealized gain on futures contracts as follows:

Fund	Unrealized Gain on Futures Contracts at 12/31/13
Dynamic Income Fund	$211
EM Corporate Debt Fund	301,071
Emerging Markets Fund	2,796
Small Cap Equity Fund	61,049
Tactical Growth Fund	12,540,059

No other Funds held futures contracts at December 31, 2013.

Option Writing/Purchasing: Certain Funds may write or purchase option contracts to adjust risk and return of their overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase, or proceeds from the sale, in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and unexpected movements in security values. As of December 31, 2013, the Endurance Long/Short Fund held written options with a market value of $(51,620) and held purchased options with a market value of $118,975. No other Funds held purchased or written options at December 31, 2013.

Written option activity for the year ended December 31, 2013 was as follows:

	Written Call Options		Written Put Options
	Number of Contracts	Contract Premium	Number of Contracts	Contract Premium
Endurance Long/Short Fund
Outstanding, at beginning of year December 31, 2012	0	$—	(240)	$(49,671)

Options written	1,330	(170,557)	(561)	(66,424)
Options exercised or closed	(578)	86,287	539	86,972
Options expired	(182)	30,511	262	29,123

Outstanding, December 31, 2013	570	$(53,759)	0	$—

Swap Agreements: Certain Funds may enter into interest rate, index, equity, currency exchange rate, total return and credit default swap agreements, as well as purchase and sell options to enter into such swap agreements, for hedging and non-hedging purposes. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements may be executed in a multilateral or other trade facility program, such as a registered exchange (“centrally cleared swaps”), or may be privately negotiated in the over-the-counter market. The duration of a swap agreement typically ranges from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate

209	December 31, 2013

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floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Credit default swaps are a type of swap agreement in which the protection “buyer” is generally obligated to pay the protection “seller” an upfront and/or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Fund. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness or that are centrally cleared.

Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets or indices. Total return swap agreements may be used to obtain exposure to a security or market index without owning or taking physical custody of such security or component securities of a market index. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually the London Interbank Offered Rate (“LIBOR”), is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to a Fund thereunder. Swap agreements also entail the risk that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net present value of amounts to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered in accordance with applicable regulatory requirements to limit any potential leveraging of a Fund’s portfolio. Any net amount accrued but not yet paid to a Fund by the counterparty under a swap agreement (i.e., the Fund’s current rights under the swap agreement) is recorded as unrealized appreciation until the amount is paid to the Fund. The Fund’s maximum risk of loss from counterparty credit risk is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Funds’ investment restriction concerning senior securities.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on Forward Management’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Swap agreements that cannot be terminated or sold within seven days may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Although centrally cleared swaps typically present less counterparty risk than non-centrally cleared swaps, a Fund that has entered into centrally cleared swaps is subject to the risk of the failure of the CCP. A Fund will enter into swap agreements only with

December 31, 2013	210

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counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines) or that are centrally cleared. Certain restrictions imposed on the Funds by the Code may limit a Fund’s ability to use swap agreements. It is possible that developments in the swap market, including additional government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable

ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

During the year ended December 31, 2013, the EM Corporate Debt Fund, the Commodity Long/Short Strategy Fund and the Managed Futures Strategy Fund invested in swap agreements consistent with the Funds’ investment strategies to gain exposure to certain markets or indices. Swap agreements held at December 31, 2013 are disclosed in the Portfolio of Investments. No other Funds held swap agreements at December 31, 2013.

The values in the tables on the next page exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not necessarily representative of the Funds’ net exposure. Cash held as collateral is in a segregated account with the Funds’ custodian and is reflected in the Statement of Assets and Liabilities.

Balance Sheet – Fair Value of Derivative Instruments as of December 31, 2013(a):

Derivatives not Accounted for as Hedging Instruments	Asset Derivatives Balance Sheet Location	Fair Value	Liabilities Derivatives Balance Sheet Location	Fair Value
Dynamic Income Fund
Equity Contracts (Futures Contracts)	Variation margin receivable	$211		—

Total		$211		—

EM Corporate Debt Fund
Equity Contracts (Futures Contracts)	Variation margin receivable	$301,071		—

Total		$301,071		—

Emerging Markets Fund
Equity Contracts (Futures Contracts)	Variation margin receivable	$2,796		—

Total		$2,796		—

Endurance Long/Short Fund
Equity Contracts (Options Purchased/Options Written)	Investments, at value	$118,975	Options written, at value	$51,620

Total		$118,975		$51,620

Small Cap Equity Fund
Equity Contracts (Futures Contracts)	Variation margin receivable	$61,049		—

Total		$61,049		—

Tactical Growth Fund
Equity Contracts (Futures Contracts)	Variation margin receivable	$12,540,059		—

Total		$12,540,059		—

Commodity Long/Short Strategy Fund
Equity Contracts (Total Return Swaps)	Unrealized gain on swap contracts	$1,502,145	Unrealized loss on swap contracts	$72,072

Total		$1,502,145		$72,072

211	December 31, 2013

Notes to Financial Statements

Derivatives not Accounted for as Hedging Instruments	Asset Derivatives Balance Sheet Location	Fair Value	Liabilities Derivatives Balance Sheet Location	Fair Value
Managed Futures Strategy Fund
Equity Contracts (Total Return Swaps)	Unrealized gain on swap contracts	$132,670	Unrealized loss on swap contracts	$2,800

Total		$132,670		$2,800

(a) For open derivative instruments as of December 31, 2013, see the Portfolio of Investments. For the year ended December 31, 2013, the average month end fair value of derivatives for Commodity Long/Short Strategy Fund and Managed Futures Strategy Fund represented 1.97% and 1.63%, respectively, of each fund’s average month end net assets. The Portfolio of Investments is representative of the activity for the year ended December 31, 2013 for the other funds.

The gains/(losses) in the table below are included in the “Net realized gain/(loss)” or “Net change in unrealized gain/(loss)” on the Statement of Operations.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Derivatives not Accounted for as Hedging Instruments	Location of Gains/(loss) on Derivatives Recognized in Income	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(loss) on Derivatives Recognized in Income
Dynamic Income Fund
Equity Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation on futures contracts	$14,792	$211

Total		$14,792	$211

EM Corporate Debt Fund
Credit Contracts (Credit Default Swaps)	Net realized loss on swap contracts/Net change in unrealized appreciation on swap contracts	$(690,542)	$470,649
Foreign Exchange Contracts (Forward Foreign Currency Hedge Contracts)	Net realized loss on foreign currency	(917,904)	—
Equity Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation on futures contracts	(327,372)	301,071

Total		$(1,935,818)	$771,720

Emerging Markets Fund
Equity Contracts (Futures Contracts)	Net realized loss on futures contracts/Net change in unrealized appreciation on futures contracts	$(14,349)	$2,796

Total		$(14,349)	$2,796

Endurance Long/Short Fund
Equity Contracts (Options Purchased)	Net realized gain on investments/Net change in unrealized appreciation/(depreciation) on investments	$(57,253)	$43,157
Equity Contracts (Options Written)	Net realized gain on written option contracts/Net change in unrealized depreciation on written option contracts	18,513	(10,692)

Total		$(38,740)	$32,465

International Dividend Fund
Equity Contracts (Warrants)	Net realized gain/(loss) on investments/Net change in unrealized appreciation/(depreciation) on investments	$189,872	$(10,399)
Equity Contracts (Futures Contracts)	Net realized loss on futures contracts	(871,955)	—

Total		$(682,083)	$(10,399)

December 31, 2013	212

Notes to Financial Statements

Derivatives not Accounted for as Hedging Instruments	Location of Gains/(loss) on Derivatives Recognized in Income	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(loss) on Derivatives Recognized in Income
Select EM Dividend Fund
Equity Contracts (Warrants)	Net realized gain/(loss) on investments/Net change in unrealized appreciation/(depreciation) on investments	$5,391	$(5,258)
Equity Contracts (Futures Contracts)	Net realized loss on futures contracts	(211,311)	—

Total		$(205,920)	$(5,258)

Small Cap Equity Fund
Equity Contracts (Futures Contracts)	Net realized gain on futures contracts/Net change in unrealized appreciation on futures contracts	$367,077	$21,030

Total		$367,077	$21,030

Tactical Growth Fund
Equity Contracts (Options Purchased)	Net realized gain on investments/Net change in unrealized appreciation/(depreciation) on investments	$(6,837,283)	$1,234,562
Equity Contracts (Options Written)	Net realized loss on written option contracts	(1,902,400)	—
Equity Contracts (Futures Contracts)	Net realized gain on futures contracts/Net change in unrealized appreciation on futures contracts	100,236,175	12,803,784

Total		$91,496,492	$14,038,346

Commodity Long/Short Strategy Fund
Equity Contracts (Total Return Swaps)	Net realized gain on swap contracts/Net change in unrealized appreciation on swap contracts	$6,350,736	$5,707,641

Total		$6,350,736	$5,707,641

Managed Futures Strategy Fund
Equity Contracts (Total Return Swaps)	Net realized gain on swap contracts/Net change in unrealized appreciation on swap contracts	$448,025	$85,377

Total		$448,025	$85,377

Certain derivative contracts and repurchase agreements are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

213	December 31, 2013

Notes to Financial Statements

The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of December 31, 2013:

Offsetting of Financial Assets and Derivative Assets(a)

	Gross Amounts of Recognized Assets	Gross Amounts Offset In the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
				Financial Instruments(b)	Cash Collateral Received(b)	Net Amount
Commodity Long/Short Strategy Fund
Equity Contracts (Total Return Swaps)	$1,502,145	$—	$1,502,145	$—	$—	$1,502,145

Total	$1,502,145	$—	$1,502,145	$—	$—	$1,502,145

Managed Futures Strategy Fund
Equity Contracts (Total Return Swaps)	$132,670	$—	$132,670	$—	$—	$132,670

Total	$132,670	$—	$132,670	$—	$—	$132,670

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts of Recognized Liabilities	Gross Amounts Offset In the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
				Financial Instruments(b)	Cash Collateral Pledged(b)	Net Amount
Commodity Long/Short Strategy Fund
Equity Contracts (Total Return Swaps)	$72,072	$—	$72,072	$—	$(72,072)	$—

Total	$72,072	$—	$72,072	$—	$(72,072)	$—

Managed Futures Strategy Fund
Equity Contracts (Total Return Swaps)	$2,800	$—	$2,800	$—	$(2,800)	$—

Total	$2,800	$—	$2,800	$—	$(2,800)	$—

(a) For additional information about enforceable netting arrangements or similar agreements and associated collateral, see disclosures presented in Note 2 of the Notes to the Financial Statements.

(b) These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged which is disclosed in the Portfolio of Investments for financial instruments and in the Statement of Assets and Liabilities for cash collateral.

Warrants: Certain Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a certain date or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security; and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant.

This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, as a complete loss of the amount invested in the warrant may result in the event of a decline in the value of the underlying security. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without

December 31, 2013	214

Notes to Financial Statements

value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security. As of December 31, 2013 the Funds held no warrants.

Cash Management Transactions: The Funds may hold cash balances in bank demand deposit accounts with the Funds’ custodian, Citibank, N.A. (“Citibank”). Such amounts are readily accessible to purchase investments or pay Fund expenses. The Funds consider liquid assets deposited in a bank demand deposit account to be cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds may maintain demand deposit accounts that have an aggregate value in excess of Federal Deposit Insurance Corporation (FDIC) insurance limits. As a result, the Funds may be exposed to credit risk in the event of insolvency or other failure of Citibank to meet its obligations.

Commodity Futures Trading Commission Regulation: The Commodity Long/Short Fund and the Managed Futures Strategy Fund, and each Fund’s wholly-owned subsidiary, the Forward Commodity Long/Short (Cayman) Fund Ltd. And the Forward Managed Futures Strategy (Cayman) Fund Ltd., are each subject to regulation as a commodity pool under the Commodity Exchange Act pursuant to recent rule changes by the Commodity Futures Trading Commission (the “CFTC”). The Advisor has registered with the CFTC as a Commodity Pool Operator and is a member of the National Futures Association. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations have begun to apply with respect to these two Funds. Compliance with the CFTC’s ongoing regulatory compliance requirements could increase each of these two Fund’s expenses, adversely affecting its total return.

Leverage: The EM Corporate Debt Fund, the International Dividend Fund and the Select EM Dividend Fund can purchase securities with borrowed money, including bank overdrafts (a form of leverage). The Funds may borrow amounts up to one-third of the value of its assets. Leverage exaggerates the effect on the net asset value of any increase or decrease in the market value of the Funds’ portfolio securities. These borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. In certain cases, interest costs may exceed the return received on the securities purchased.

The EM Corporate Debt Fund and Select EM Dividend Fund maintain separate lines of credit with BNP Paribas (acting through its New York Branch).

The Funds are charged interest of 1.20% above the one-month LIBOR rate for borrowing under the agreement.

The International Dividend Fund and the Select EM Dividend Fund maintain separate lines of credit with Bank of America Merrill Lynch. The Funds are charged interest of 1.00% above the one-month LIBOR rate for borrowing under the agreements and are charged a commitment fee on the average daily undrawn balance of the line of credit at the rate of 0.45% per annum.

The EM Corporate Debt Fund, the International Dividend Fund and the Select EM Dividend Fund have each pledged a portion of its investment securities as the collateral for their lines of credit. As of December 31, 2013, the value of the investment securities pledged as collateral and the borrowed amounts on the lines of credit were as follows:

Fund	Collateral Pledged	Borrowed Amounts
EM Corporate Debt Fund	$142,570,097	$60,246,357
International Dividend Fund	82,304,952	35,000,000
Select EM Dividend Fund	16,589,104	6,500,000

The average interest rate charged and the average outstanding loan payable for the year ended December 31, 2013 were as follows:

Fund	Average Interest Rate	Average Outstanding Loan Payable
EM Corporate Debt Fund	1.376%	$38,721,787
International Dividend Fund	1.179%	33,388,626
Select EM Dividend Fund	1.263%	4,991,448

Investment in the Forward U.S. Government Money Fund: The Funds are permitted to invest daily available cash balances in an affiliated money market fund. The Funds may invest the available cash in Class Z shares of the Forward U.S. Government Money Fund (“U.S. Government Money Fund”) to seek current income while preserving liquidity. The U.S. Government Money Fund is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. When applicable, the Funds’ investment in the U.S. Government Money Fund is included in the Portfolio of Investments. Shares of the U.S. Government Money Fund are valued at their net asset value per share. As a shareholder, the Funds are indirectly subject to the proportional share of the U.S. Government Money Fund Class Z expenses, including its management fee. The Advisor will waive fees and/or reimburse expenses in an amount equal to the indirect management fees incurred through the Funds’ investment in the U.S. Government Money Fund.

215	December 31, 2013

Notes to Financial Statements

The Small Cap Equity Fund invested in Class Z shares of the U.S. Government Money Fund during the year ended December 31, 2013, as follows:

Beginning Shares	Gross Purchases	Gross Sales	Ending Shares	Value 12/31/13	Income
900,051	—	(550,000)	350,051	$350,051	$42

During the year ended December 31, 2013, the Advisor waived fees and/or reimbursed the Small Cap Equity Fund for the U.S. Government Money Fund management fees in the amount of $291.

Investments in a Wholly-Owned Subsidiary: The Commodity Long/Short Strategy Fund seeks exposure to the commodity markets primarily through investments in commodity-linked derivative instruments, including commodity index-linked notes (sometimes referred to as “structured notes”), swap agreements, commodity options, futures and options on futures, and through investments in the Forward Commodity Long/Short Strategy (Cayman) Fund Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Managed Futures Strategy Fund seeks exposure to the futures markets and will generally invest in futures-related instruments that track the performance of futures contracts included in the Credit Suisse Multi-Asset Futures Strategy Index and through investments in the Forward Managed Futures Strategy (Cayman) Fund Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (together with the Forward Commodity Long/Short Strategy (Cayman) Fund, Ltd., each a “Subsidiary” and collectively, the “Subsidiaries”). Forward Management acts as Investment Advisor to the Funds and to each Subsidiary. Each Fund is the sole shareholder of each respective Subsidiary, and it is intended that each Fund will remain the sole shareholder and will continue to control each respective Subsidiary.

Investments in each Subsidiary are expected to provide the Funds with exposure to the commodity markets within the limitations of Subchapter M of the Code, and recent IRS rulings. If the IRS were to change its position or otherwise determine that income derived from certain commodity-linked notes or from a Fund’s investment in its Subsidiary does not constitute qualifying income, and if such positions were upheld, or if future legislation or Treasury regulations were to adversely affect the tax treatment of such investments, a Fund might cease to qualify as a regulated investment company and would be required to reduce its exposure to such investments, which might result in difficulty in implementing its investment strategy.

Basis for Consolidation for the Commodity Long/Short Strategy Fund and the Managed Futures Strategy Fund: The Subsidiaries, which are Cayman Islands exempted companies, were incorporated on October 12, 2010 and October 27, 2011, respectively, as wholly owned subsidiaries acting as an investment vehicle for the Funds in order to effect certain investments for the Funds consistent with the Funds’ investment objectives. As wholly-owned subsidiaries of the Funds, all assets, liabilities, income and expenses of the portfolios are consolidated in the financial statements and financial highlights of the Funds. As of December 31, 2013, net assets of the Commodity Long/Short Strategy Fund were $115,278,375 of which $26,615,688 or 23.09% represented the Fund’s ownership of all issued shares and voting rights of the Fund’s Subsidiary and net assets of the Managed Futures Strategy Fund were $9,866,934 of which $2,197,688 or 22.27% represented the Fund’s ownership of all issued shares and voting rights of the Fund’s Subsidiary.

In addition, the Advisor has filed for and received no-action relief from the CFTC that permits consolidation of the financial statements for the Commodity Long/Short Strategy Fund and Managed Futures Strategy Fund and their respective Subsidiaries.

Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid annually for the Commodity Long/Short Strategy Fund, the Emerging Markets Fund, the Endurance Long/Short Strategy Fund, the International Small Companies Fund, the Managed Futures Strategy Fund, the Small Cap Equity Fund, the Tactical Enhanced Fund and the Tactical Growth Fund; quarterly for the Credit Analysis Long/Short Fund and the EM Corporate Debt Fund; and monthly for the Dynamic Income Fund, the Global Dividend Fund, the International Dividend Fund, and the Select EM Dividend Fund. For all Funds, net realized capital gains, if any, are distributed annually. There is no guarantee that the Funds will continue paying dividends.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain or from paid-in-capital depending upon the type of book/tax differences that may exist.

Based on information provided by the REITs, the Funds recharacterize distributions received from REIT investments into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the recharacterization will be estimated based on available information that may include the previous year’s allocation. If new or additional information becomes available from the REITs at a later date, a recharacterization will be made in the following annual financial reporting period. There is no guarantee that the REITs held by the Funds will continue to pay dividends. The Funds record

December 31, 2013	216

Notes to Financial Statements

as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as long-term capital gain in the Statement of Operations, and the amount recharacterized as a return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities and in the Portfolio of Investments. These recharacterizations are reflected in the accompanying financial statements.

Federal Income Taxes: The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Code. By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for Federal income or excise taxes. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The Funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The Forward Commodity Long/Short Strategy (Cayman) Fund Ltd. and the Forward Managed Futures Strategy (Cayman) Fund Ltd. are each classified as a controlled foreign corporation under the Code. Therefore, the Commodity Long/Short Strategy Fund and the Managed Futures Strategy Fund are required to increase its taxable income by its share of the Subsidiaries’ income. Net losses of the Subsidiaries cannot be deducted by their respective Funds in the current period nor carried forward to offset taxable income in future periods.

As of and during the year ended December 31, 2013, and for all open tax years, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Expenses: Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets. For Funds offering multiple share classes, all of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees provided under the distribution (Rule 12b-1) and/or shareholder services plans for a particular class of a Fund are charged to the operations of such class.

ReFlow Transactions: During the period from May 17, 2013 to December 31, 2013, certain Funds participated in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are generally expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of any Fund, but in no case will ReFlow’s position in any fund exceed $15 million.

ReFlow Services, LLC (“ReFlow Services”), the entity which facilitates the day-to-day operations of ReFlow, is under common control with Forward Management. In light of this, the Board of Trustees has adopted certain procedures to govern the Funds’ participation in ReFlow. ReFlow fees that were incurred by the Funds during the year ended December 31, 2013 are recorded in the Statement of Operations.

217	December 31, 2013

Notes to Financial Statements

3. Investment Management Services

The Trust has entered into an investment management agreement with Forward Management pursuant to which Forward Management provides investment management services to the Funds and is entitled to receive a fee calculated daily and payable monthly at the following annual rates, as of December 31, 2013, based on each Fund’s average daily net assets:

Fund	Advisory Fee
Credit Analysis Long/Short Fund	1.00%(a)

Dynamic Income Fund	1.00%

EM Corporate Debt Fund	0.70% up to and including $500 million 0.64% over $500 million up to and including $1 billion 0.58% over $1 billion up to and including $5 billion 0.52% over $5 billion

Emerging Markets Fund	1.10%

Endurance Long/Short Fund	1.50%(b)

Global Dividend Fund	0.80% up to and including $500 million 0.725% over $500 million up to and including $1 billion 0.675% over $1 billion

International Dividend Fund	0.85% up to and including $250 million 0.75% over $250 million up to and including $1 billion 0.65% over $1 billion

International Small Companies Fund	1.00% up to and including $500 million(c) 0.975% over $500 million up to and including $1 billion(c) 0.95% over $1 billion(c)

Select EM Dividend Fund	1.10%

Small Cap Equity Fund	0.85%

Tactical Enhanced Fund	1.15%

Tactical Growth Fund	1.15% up to and including $1 billion 1.05% over $1 billion

Commodity Long/Short Strategy Fund	1.00%(d)

Managed Futures Strategy Fund	1.00%(d)

(a) From January 1, 2013 to September 30, 2013, the advisory fee rate for the Credit Analysis Long/Short Fund was an annual rate of 1.50% of the Fund’s average daily net assets. From October 1, 2013 to November 12, 2013, the advisory fee rate for the Credit Analysis Long/Short Fund was an annual rate of 1.20% of the Fund’s average daily net assets. Effective October 1, 2013, Forward Management is contractually obligated to waive advisory fees payable to Forward Management to the extent necessary to limit the amount of the advisory fee retained by Forward Management after payment of sub-advisory fees to a sub-advisor to 0.50% until April 30, 2016. This fee waiver agreement terminates automatically if Forward Management no longer engages sub-advisors to manage the Fund. For the year ended December 31, 2013, advisory fees waived totaled $118,904 and are reflected in the Statement of Operations.

(b) For the period November 1, 2013 to December 31, 2013, Forward Management agreed to voluntarily waive receipt of its advisory fees for the Endurance Long/Short Fund. The voluntary advisory fee waivers for this period were $8,612 and are reflected in the Statement of Operations.

(c) Prior to October 1, 2013, the advisory fee rate for the International Small Companies Fund was an annual rate of 1.00% of the Fund’s average daily net assets up to and including $1 billion and 0.95% of the Fund’s average daily net assets over $1 billion.

(d) The Commodity Long/Short Strategy Fund and the Managed Futures Strategy Fund may invest a portion of its assets in separate wholly-owned Cayman subsidiaries. The Subsidiaries have entered into separate advisory agreements with Forward Management for the management of the Subsidiaries portfolios’ pursuant to which each Subsidiary is

December 31, 2013	218

Notes to Financial Statements

obligated to pay Forward Management a management fee at the same rate that the Fund pays Forward Management for services provided to the Fund. Forward Management is contractually obligated to waive the management fee it receives from the Fund in an amount equal to the management fee paid to Forward Management by the Subsidiary. This waiver arrangement may not be terminated by Forward Management as long as its advisory agreement with the Subsidiary is in place.

The Trust and Forward Management have entered into investment sub-advisory agreements with Pacific Investment Management Company LLC (“PIMCO”) for the Credit Analysis Long/Short Fund; SW Asset Management, LLC for the EM Corporate Debt Fund; Pictet Asset Management Limited (“PAM Ltd”) for the International Small Companies Fund and Broadmark Asset Management, LLC for the Tactical Growth Fund (each a “Sub-Advisor” and, collectively, the “Sub-Advisors”). Pursuant to these agreements, the Sub-Advisors provide investment sub-advisory services to the Funds and are entitled to receive a fee from Forward Management calculated daily and payable monthly at the following annual rates, as of December 31, 2013, based on each Fund’s average daily net assets:

Fund	Sub-Advisory Fee
Credit Analysis Long/Short Fund	0.50%(a)

EM Corporate Debt Fund	0.35%

International Small Companies Fund	0.60% up to and including $250 million(b) 0.575% over $250 million up to and including $500 million(b) 0.55% over $500 million up to and including $1 billion(b) 0.525% over $1 billion(b)

Tactical Growth Fund	0.60% up to and including $1 billion 0.55% over $1 billion

(a) Prior to November 1, 2013, Cedar Ridge Partners, LLC (“Cedar Ridge”) provided sub-advisory services to the Credit Analysis Long/Short Fund and received sub-advisory fees based on an annual rate of 1.00% of the Fund’s average daily net assets during the period January 1, 2013 through September 30, 2013. For the period October 1, 2013 to October 31, 2013, Cedar Ridge received sub-advisory fees for the Credit Analysis Long/Short Fund at the following annual rates, based on the Fund’s average daily net assets: 0.60% on assets up to and including $250 million and 0.50% on assets over $250 million. Effective November 1, 2013, Cedar Ridge resigned as sub-advisor of the Credit Analysis Long/Short Fund and terminated its sub-advisory agreement with Forward. Effective November 13, 2013, PIMCO became the sub-advisor of the Credit Analysis Long/Short Fund.

(b) Prior to October 1, 2013, the sub-advisory fee for the International Small Companies Fund was based on an annual rate of 0.60% of the Fund’s average daily net assets.

Expense Limitations: Forward Management has entered into Expense Limitation Agreements with certain Funds, which limits the total expenses (exclusive of brokerage costs, interest, taxes, dividends, acquired fund fees and expenses, expenses of the subsidiary and extraordinary expenses) of certain classes of certain Funds, through a specified date. In addition, Forward Management may voluntarily reimburse additional expenses of certain classes of certain Funds. Following are the annual expense limitation rates and expiration dates for the Funds with an Expense Limitation Agreement:

Fund	Investor Class	Institutional Class	Class A	Class C	Advisor Class	Class Z	End Date
Credit Analysis Long/Short Fund(a)	1.79%	1.44%	1.94%	2.39%	1.49%	N/A	April 30, 2015
Dynamic Income Fund	N/A	1.29%	1.79%	N/A	N/A	N/A	April 30, 2015
EM Corporate Debt Fund(b)	1.34%	0.99%	N/A	1.94%	N/A	N/A	April 30, 2014
Emerging Markets Fund(c)	1.74%	1.39%	N/A	N/A	1.44%	N/A	April 30, 2014
Endurance Long/Short Fund	2.34%	1.99%	N/A	N/A	N/A	N/A	April 30, 2014
Global Dividend Fund(d)	1.34%	0.99%	1.49%	N/A	N/A	N/A	April 30, 2014
International Dividend Fund(e)	1.34%	0.99%	1.49%	1.94%	1.04%	N/A	April 30, 2014
Select EM Dividend Fund(f)	1.74%	1.39%	N/A	2.34%	1.44%	N/A	April 30, 2014
Small Cap Equity Fund(g)	1.44%	1.14%	N/A	N/A	1.19%	N/A	April 30, 2014
Tactical Enhanced Fund(h)	1.84%	1.49%	1.99%	2.44%	1.54%	N/A	April 30, 2014
Managed Futures Strategy Fund	1.70%	1.35%	N/A	2.30%	N/A	1.30%	April 30, 2014

219	December 31, 2013

Notes to Financial Statements

(a) From January 1, 2013 to September 30, 2013, the annual expense limitation rates for the Credit Analysis Long/Short Fund’s Investor Class, Institutional Class, Class A, and Class C shares’ were 1.99%, 1.64%, 2.14% and 2.59%, respectively. The annual expense limitation rate for the Credit Analysis Long/Short Fund’s Advisor Class shares’ was 1.64% for the period January 1, 2013 to April 30, 2013 and 1.69% for the period May 1, 2013 to September 30, 2013.

(b) From January 1, 2013 to April 30, 2013, the annual expense limitation rate for the EM Corporate Debt Fund’s Investor Class shares’ was 1.39%.

(c) From January 1, 2013 to April 30, 2013, the annual expense limitation rates for the Emerging Market Fund’s Investor Class and Advisor Class shares’ were 1.79% and 1.39%, respectively.

(d) From January 1, 2013 to April 30, 2013, the annual expense limitation rates for the Global Dividend Fund’s Investor Class, Institutional Class and Class A shares’ were 1.24%, 0.89% and 1.39%, respectively.

(e) From January 1, 2013 to April 30, 2013, the annual expense limitation rate for the International Dividend Fund’s Advisor Class shares’ was 0.99%.

(f) From January 1, 2013 to April 30, 2013, the annual expense limitation rates for the Select EM Dividend Fund’s Investor Class, Class C and Advisor Class shares’ were 1.79%, 2.39% and 1.39%, respectively.

(g) From January 1, 2013 to April 30, 2013, the annual expense limitation rates for the Small Cap Equity Fund’s Investor Class, Institutional Class and Advisor Class shares’ were 1.39%, 1.09% and 1.09%, respectively.

(h) From January 1, 2013 to April 30, 2013, the annual expense limitation rate for the Tactical Enhanced Fund’s Advisor Class shares’ was 1.49%.

Pursuant to the Expense Limitation Agreements, each Fund will reimburse Forward Management for any fee waivers and expense reimbursements made by Forward Management, provided that any such reimbursements made by a Fund to Forward Management will not cause the Fund’s expense limitation to exceed expense limitation rates in existence at the time the expense was incurred or at the time of the reimbursement, whichever expense limitation rate is lower, and the reimbursement is made within three years following the year in which the expenses were incurred.

For the year ended December 31, 2013, the fee waivers and/or reimbursements were as follows:

Fund	Fees Waived/ Reimbursed By Advisor	Recoupment Of Past Waived Fees By Advisor	Total
Credit Analysis Long/Short Fund
Investor Class	$301,374	0	$301,374
Institutional Class	175,905	0	175,905
Class A	17,632	0	17,632
Class C	28,340	0	28,340
Advisor Class	78,496	0	78,496
Dynamic Income Fund
Institutional Class	38,986	0	38,986
Class A	3,564	0	3,564
EM Corporate Debt Fund
Investor Class	37,188	$(14,705)	22,483
Institutional Class	0	(2,038)	(2,038)
Class C	0	(132)	(132)
Emerging Markets Fund
Investor Class	47,816	0	47,816
Institutional Class	40,248	0	40,248
Advisor Class	7,156	0	7,156
Endurance Long/Short Fund
Investor Class	1,479	0	1,479
Institutional Class	35,009	0	35,009

December 31, 2013	220

Notes to Financial Statements

Fund	Fees Waived/ Reimbursed By Advisor	Recoupment Of Past Waived Fees By Advisor	Total
Global Dividend Fund
Investor Class	$5,191	0	$5,191
Institutional Class	46,559	0	46,559
Class A	55,430	0	55,430
International Dividend Fund
Investor Class	116,683	0	116,683
Institutional Class	109,960	0	109,960
Class A	1,569	0	1,569
Class C	4,613	0	4,613
Advisor Class	48,182	0	48,182
Select EM Dividend Fund
Investor Class	51,768	0	51,768
Institutional Class	47,553	0	47,553
Class C	3,034	0	3,034
Advisor Class	2,764	0	2,764
Small Cap Equity Fund
Investor Class	73,485	0	73,485
Institutional Class	20,895	0	20,895
Advisor Class	8,633	0	8,633
Tactical Enhanced Fund
Investor Class	0	$(5,598)	(5,598)
Institutional Class	0	(10,150)	(10,150)
Class A	0	(1,146)	(1,146)
Class C	0	(679)	(679)
Advisor Class	0	(270)	(270)
Commodity Long/Short Strategy Fund
Investor Class	0	(3,690)	(3,690)
Institutional Class	0	(7,194)	(7,194)
Class C	0	(411)	(411)
Advisor Class	0	0	0
Class Z	0	(854)	(854)
Managed Futures Strategy Fund
Investor Class	6,308	0	6,308
Institutional Class	4,945	0	4,945
Class C	5,196	0	5,196
Class Z	42,588	0	42,588
As of December 31, 2013, the balances of recoupable expenses for each Fund were as follows:

Fund	2011	2012	2013	Total
Credit Analysis Long/Short Fund
Investor Class	$224,150	$228,708	$301,374	$754,232
Institutional Class	46,411	95,394	175,905	317,710
Class A	3,274	7,544	17,632	28,450
Class C	23,909	19,320	28,340	71,569
Advisor Class	7,943	45,632	78,496	132,071
Dynamic Income Fund
Institutional Class	—	—	38,986	38,986
Class A	—	—	3,564	3,564

221	December 31, 2013

Notes to Financial Statements

Fund	2011	2012	2013	Total
EM Corporate Debt Fund
Investor Class	$44,114	$11,751	$37,188	$93,053
Institutional Class	50,200	4,642	0	54,842
Class C	11,700	1,187	0	12,887
Emerging Markets Fund
Investor Class	180,588	129,144	47,816	357,548
Institutional Class	236,534	141,303	40,248	418,085
Advisor Class	873	9,870	7,156	17,899
Endurance Long/Short Fund
Investor Class	—	3,194	1,479	4,673
Institutional Class	—	35,482	35,009	70,491
Global Dividend Fund
Investor Class	124	906	5,191	6,221
Institutional Class	20,022	31,985	46,559	98,566
Class A	50,269	51,396	55,430	157,095
International Dividend Fund
Investor Class	49,213	43,987	116,683	209,883
Institutional Class	49,662	142,684	109,960	302,306
Class A	—	—	1,569	1,569
Class C	—	438	4,613	5,051
Advisor Class	201	13,851	48,182	62,234
Select EM Dividend Fund
Investor Class	6,226	25,105	51,768	83,099
Institutional Class	45,397	60,143	47,553	153,093
Class C	3,980	6,314	3,034	13,328
Advisor Class	4,468	8,873	2,764	16,105
Small Cap Equity Fund
Investor Class	200,205	80,190	73,485	353,880
Institutional Class	152,991	36,194	20,895	210,080
Advisor Class	212	8,254	8,633	17,099
Tactical Enhanced Fund
Investor Class	9,166	31,432	0	40,598
Institutional Class	10,975	28,004	0	38,979
Class A	1,073	6,916	0	7,989
Class C	2,564	5,849	0	8,413
Advisor Class	0	0	0	0
Commodity Long/Short Strategy Fund
Investor Class	1,127	—	—	1,127
Institutional Class	—	—	—	—
Class C	—	—	—	—
Advisor Class	356	—	—	356
Class Z	—	—	—	—
Managed Futures Strategy Fund
Investor Class	—	7,441	6,308	13,749
Institutional Class	—	6,519	4,945	11,464
Class C	—	6,513	5,196	11,709
Class Z	—	46,156	42,588	88,744

December 31, 2013	222

Notes to Financial Statements

4. Distribution and Shareholder Services Plans

The Funds have adopted Distribution Plans (the “Distribution Plans”) pursuant to Rule 12b-1 of the 1940 Act which allow each of the Funds to pay for the sale and distribution of its shares at an annual rate of up to the following amounts based on each Fund’s daily average net assets:

Fund	Investor Class	Class A	Class C
Credit Analysis Long/Short Fund	0.25%	0.35%	0.75%
Dynamic Income Fund	N/A	0.35%	N/A
EM Corporate Debt Fund	0.25%	N/A	0.75%
Emerging Markets Fund	0.25%	N/A	N/A
Endurance Long/Short Fund	0.25%	N/A	N/A
Global Dividend Fund	0.25%	0.35%	N/A
International Dividend Fund	0.25%	0.35%	0.75%
International Small Companies Fund	0.25%	N/A	N/A
Select EM Dividend Fund	0.25%	N/A	0.75%
Small Cap Equity Fund	0.25%	N/A	N/A
Tactical Enhanced Fund	0.25%	0.35%	0.75%
Tactical Growth Fund	0.25%	0.35%	0.75%
Commodity Long/Short Strategy Fund	0.25%	N/A	0.75%
Managed Futures Strategy Fund	0.25%	N/A	0.75%

The Funds have adopted a shareholder services plan (the “Shareholder Services Plan”) with respect to certain funds. Under the Shareholder Services Plan, a Fund is authorized to pay third party service providers for non-distribution related services to shareholders. Payments under the Shareholder Services Plan are calculated daily and paid monthly, and are not to exceed the following annual rates:

Fund	Investor Class	Institutional Class	Class A	Class C	Advisor Class
Credit Analysis Long/Short Fund	0.15%	0.05%	0.20%	0.25%	0.10%
Dynamic Income Fund	N/A	0.05%	0.20%	N/A	N/A
EM Corporate Debt Fund	0.15%	0.05%	N/A	0.25%	N/A
Emerging Markets Fund	0.15%	0.05%	N/A	N/A	0.10%
Endurance Long/Short Fund	0.15%	0.05%	N/A	N/A	N/A
Global Dividend Fund	0.15%	0.05%	0.20%	N/A	N/A
International Dividend Fund	0.15%	0.05%	0.20%	0.25%	0.10%
International Small Companies Fund	0.15%	0.05%	N/A	N/A	0.10%
Select EM Dividend Fund	0.15%	0.05%	N/A	0.25%	0.10%
Small Cap Equity Fund	0.15%	0.05%	N/A	N/A	0.10%
Tactical Enhanced Fund	0.15%	0.05%	0.20%	0.25%	0.10%
Tactical Growth Fund	0.15%	0.05%	0.20%	0.25%	0.10%
Commodity Long/Short Strategy Fund	0.15%	0.05%	N/A	0.25%	0.10%
Managed Futures Strategy Fund	0.15%	0.05%	N/A	0.25%	N/A

The expenses of the Distribution Plans and the Shareholder Services Plan are reflected as distribution and service fees in the Statement of Operations.

Distributor, Administrator, Transfer Agent & Custodian

Forward Securities, LLC (the “Distributor”) serves as the Funds’ distributor. The Distributor acts as an agent for the Funds and the distributor of their shares.

ALPS Fund Services, Inc. (“AFS”) serves as the Funds’ administrator, transfer agent and dividend paying agent.

Citibank is the Funds’ custodian.

223	December 31, 2013

Notes to Financial Statements

5. Trustee and Officer Fees

The Funds do not pay any compensation directly to the officers or trustees who are also trustees, officers or employees of Forward Management or its affiliates, except as noted below. As of December 31, 2013, there were seven Trustees, six of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). The Funds pay each Independent Trustee a retainer fee in the amount of $35,000 per year, $12,500 each per regular meeting for attendance in person, $9,000 each per regular meeting for attendance by telephone, $3,000 each for attendance in person at each special meeting that is not held in conjunction with a regular meeting, $2,250 each for attendance at a special telephonic meeting, and $1,000 each per day for participation in Trust-related meetings not held in conjunction with a meeting. The Chairman of the Board of Trustees, the Chairman of the Audit Committee and the Chairman of the Nominating Committee each receive a special retainer fee in the amount of $10,000, $10,000 and $7,500, respectively per year. The interested Trustee receives no compensation from the Funds. In addition, Independent Trustees receive reimbursements for reasonable out-of-pocket expenses incurred for their services as a Trustee.

The Funds’ Chief Compliance Officer is employed by Forward Management. The Funds pay an allocated portion of the Chief Compliance Officer’s compensation and other related expenses, subject to approval by the Board of Trustees.

6. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties with respect to the Funds. In addition, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or the Funds. Based on experience, however, the Funds expect the risk of loss to be remote.

7. Shares of Beneficial Interest

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. The Board of Trustees may establish additional Funds and classes of shares at any time in the future without shareholder approval. Holders of shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights. Investment activities of significant shareholders could have a material impact on the operations of their respective share classes.

The following entities owned of record or beneficially, as of December 31, 2013, 5% or greater of any class of the Funds’ outstanding equity securities:

Credit Analysis Long/Short Fund
Investor Class	Charles Schwab & Co., Inc.	23.50%
	UBS Financial Services Inc.	19.80%
	Genworth Financial Trust	12.75%
	Pershing, LLC	12.25%
	LPL Financial Services	8.66%
	National Financial Services Corp.	8.56%
	TD Ameritrade, Inc.	6.41%

Institutional Class	National Financial Services Corp.	42.86%
	Forward Management, LLC	31.39%
	Pershing, LLC	6.90%
	Brown Brothers Harriman & Co.	6.21%

Class A	Merrill Lynch Pierce Fenner & Smith	25.95%
	Forward Management, LLC	17.73%
	Oppenheimer	9.50%
	RBC Capital Markets, LLC	9.33%
	UBS Financial Services Inc.	7.99%
	Pershing, LLC	5.74%
Class C	UBS Financial Services Inc.	29.64%
	Merrill Lynch Pierce Fenner & Smith	21.50%
	Pershing, LLC	19.08%

Advisor Class	Merrill Lynch Pierce Fenner & Smith	51.55%
	Wells Fargo Investments, LLC	33.66%

Dynamic Income Fund
Institutional Class	Gerlach & Co., LLC	56.97%
	Forward Management, LLC	42.69%

Class A	Forward Management, LLC	82.98%
	Pershing, LLC	17.02%

EM Corporate Debt Fund
Investor Class	National Financial Services Corp.	57.04%
	Genworth Financial Trust	31.31%

Institutional Class	Gerlach & Co., LLC	46.04%
	Genworth Financial Trust	22.03%
	U.S. Bank NA	11.13%
	National Financial Services Corp.	10.24%

December 31, 2013	224

Notes to Financial Statements

EM Corporate Debt Fund (continued)
Class C	Forward Management, LLC	54.61%
	Pershing, LLC	16.31%
Emerging Markets Fund
Investor Class	Charles Schwab & Co., Inc.	27.55%
	National Financial Services Corp.	20.33%
	Lincoln Financial Advisors	7.53%
	Frontier Trust Company	5.98%
	Stifel Nicolaus & Co.	5.50%

Institutional Class	Gerlach & Co., LLC	56.84%
	National Financial Services Corp.	14.28%
	MSCS Financial Services Trust	13.98%

Advisor Class	Wells Fargo Investments, LLC	56.71%
	Charles Schwab & Co., Inc.	30.39%
	Pershing, LLC	8.76%

Endurance Long/Short Fund
Investor Class	Forward Management, LLC	100.00%

Institutional Class	JP Morgan	47.28%
	Gerlach & Co., LLC	24.72%
	Forward Management, LLC	18.69%
	Charles Schwab & Co., Inc.	5.45%

Global Dividend Fund
Investor Class	Raymond James Financial Services	26.22%
	Pershing, LLC	17.12%
	National Financial Services Corp.	13.07%
	TD Ameritrade, Inc.	11.53%
	JP Turner & Co., LLC	10.92%
	Valmark Securities	6.21%

Institutional Class	MSCS Financial Services Trust	34.53%
	SEI Private Trust Co.	17.50%

Class A	Morgan Stanley	67.34%
	LPL Financial Services	12.88%
	Pershing, LLC	5.25%

International Dividend Fund
Investor Class	Genworth Financial Trust	64.88%
	Pershing, LLC	13.65%
	UBS Financial Services Inc.	6.99%
	TD Ameritrade, Inc.	5.34%

Institutional Class	Gerlach & Co., LLC	35.46%
	MSCS Financial Services Trust	21.49%
	National Financial Services Corp.	9.24%
	Pershing, LLC	8.87%
	Genworth Financial Trust	6.40%
	TD Ameritrade, Inc.	5.11%

International Dividend Fund (continued)
Class A	Forward Management, LLC	48.48%
	Morgan Stanley	26.18%
	LPL Financial Services	5.37%

Class C	Morgan Stanley	57.95%
	Pershing, LLC	15.99%
	LPL Financial Services	6.50%

Advisor Class	Morgan Stanley	95.06%

International Small Companies Fund
Investor Class	Charles Schwab & Co., Inc.	23.99%
	National Financial Services Corp.	17.48%
	Pershing, LLC	15.22%
	E*Trade Clearing LLC	16.52%
	LPL Financial Services	7.02%
	TD Ameritrade, Inc.	5.02%

Institutional Class	National Financial Services Corp.	32.01%
	Wells Fargo Investments, LLC	25.14%
	Charles Schwab & Co., Inc.	21.43%
	Pershing, LLC	16.47%

Advisor Class	Wells Fargo Investments, LLC	91.98%
	Charles Schwab & Co., Inc.	7.52%

Select EM Dividend Fund
Investor Class	Genworth Financial Trust	51.30%
	Pershing, LLC	11.40%
	TD Ameritrade, Inc.	9.61%
	LPL Financial Services	6.13%

Institutional Class	Gerlach & Co., LLC	66.10%
	National Financial Services Corp.	23.35%
	Genworth Financial Trust	6.25%

Class C	Pershing, LLC	51.70%
	Forward Management, LLC	43.54%

Advisor Class	Forward Management, LLC	58.15%
	Charles Schwab & Co., Inc.	34.19%

Small Cap Equity Fund
Investor Class	National Financial Services Corp.	25.45%
	Charles Schwab & Co., Inc.	23.77%
	Pershing, LLC	8.26%
	Morgan Stanley	5.88%

Institutional Class	Charles Schwab & Co., Inc.	36.85%
	LPL Financial Services	18.58%
	Wells Fargo Investments, LLC	10.29%
	National Financial Services Corp.	8.74%
	Pershing, LLC	7.20%

225	December 31, 2013

Notes to Financial Statements

Small Cap Equity Fund (continued)
Advisor Class	Wells Fargo Investments, LLC	84.84%
	Charles Schwab & Co., Inc.	13.42%

Tactical Enhanced Fund
Investor Class	National Financial Services Corp.	73.33%
	Charles Schwab & Co., Inc.	18.31%

Institutional Class	Charles Schwab & Co., Inc.	62.44%
	National Financial Services Corp.	15.06%
	Pershing, LLC	10.93%
	Gerlach & Co., LLC	8.19%

Class A	National Financial Services Corp.	88.86%
	Pershing, LLC	6.92%

Class C	National Financial Services Corp.	55.98%
	LPL Financial Services	21.54%

Advisor Class	Merrill Lynch Pierce Fenner & Smith	95.44%

Tactical Growth Fund
Investor Class	National Financial Services Corp.	62.55%
	Charles Schwab & Co., Inc.	11.80%
	Pershing, LLC	8.11%
	LPL Financial Services	6.51%

Institutional Class	Charles Schwab & Co., Inc.	28.76%
	National Financial Services Corp.	24.80%
	Pershing, LLC	13.99%
	UBS Financial Services Inc.	7.76%
	Wells Fargo Investments, LLC	7.53%

Class A	UBS Financial Services Inc.	42.24%
	Morgan Stanley	36.62%
	Pershing, LLC	8.88%

Tactical Growth Fund (continued)
Class C	Morgan Stanley	63.93%
	Pershing, LLC	8.51%
	UBS Financial Services Inc.	5.32%

Advisor Class	Wells Fargo Investments, LLC	50.02%
	Morgan Stanley	43.46%

Commodity Long/Short Strategy Fund
Investor Class	National Financial Services Corp.	65.69%
	Pershing, LLC	16.55%
	TD Ameritrade, Inc.	7.01%

Institutional Class	Charles Schwab & Co., Inc.	50.88%
	National Financial Services Corp.	33.93%
	MSCS Financial Services Trust	8.13%

Class C	Morgan Stanley	36.52%
	Pershing, LLC	16.90%
	UBS Financial Services Inc.	11.12%
	National Financial Services Corp.	8.16%
	LPL Financial Services	8.08%

Advisor Class	Morgan Stanley	96.64%

Class Z	Gerlach & Co., LLC	100.00%

Managed Futures Strategy Fund
Investor Class	Forward Management, LLC	68.92%
	National Financial Services Corp.	26.39%

Institutional Class	Forward Management, LLC	94.14%
	Charles Schwab & Co., Inc.	5.23%

Class C	Forward Management, LLC	91.97%
	Pershing, LLC	8.03%

Class Z	Gerlach & Co., LLC	100.00%

8. Purchases and Sales of Investments

Investment transactions for the year ended December 31, 2013, excluding U.S. Government Obligations, short-term investments and short sales, were as follows:

Fund	Cost of Investments Purchased		Proceeds From Investments Sold
Credit Analysis Long/Short Fund	$766,350,180		$1,203,717,096
Dynamic Income Fund	12,831,980		10,823,320
EM Corporate Debt Fund	430,101,480	(a)	229,759,806
Emerging Markets Fund	12,203,105		10,397,462
Endurance Long/Short Fund	11,920,393		12,379,543
Global Dividend Fund	30,173,467		32,220,801
International Dividend Fund	406,917,824		266,203,161
International Small Companies Fund	159,369,294		153,778,339

December 31, 2013	226

Notes to Financial Statements

Fund	Cost of Investments Purchased	Proceeds From Investments Sold
Select EM Dividend Fund	$105,893,761	$100,866,377
Small Cap Equity Fund	37,058,838	46,499,395
Tactical Enhanced Fund	3,740,249,167	3,721,835,037
Tactical Growth Fund	2,282,529,318	2,111,843,687
Commodity Long/Short Strategy Fund	14,232,147	19,459,017
Managed Futures Strategy Fund	0	0

(a) Includes $12,389,495 in securities purchased from the Forward Global Credit Long/Short Fund pursuant to Rule 17a-7 under the 1940 Act.

Investment transactions in U.S. Government Obligations for the year ended December 31, 2013 were as follows:

Fund	Cost of Investments Purchased	Proceeds From Investments Sold
Credit Analysis Long/Short Fund	$22,049,385	$22,059,402
EM Corporate Debt Fund	22,072,813	21,477,656
Commodity Long/Short Strategy Fund	35,287,014	31,124,418

9. Tax Basis Information

Reclassifications: At December 31, 2013, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the treatment of foreign currency, certain other investments and treatment of net investment loss. These reclassifications were as follows:

Fund	Increase/(Decrease) Paid-in Capital	Increase/(Decrease) Accumulated Net Investment Income/(Loss)	Increase/(Decrease) Accumulated Net Realized Gain/(Loss)
Credit Analysis Long/Short Fund	—	$333,086	$(333,086)
Dynamic Income Fund	$(3,153)	12,761	(9,608)
EM Corporate Debt Fund	—	(649,667)	649,667
Emerging Markets Fund	—	(41,724)	41,724
Endurance Long/Short Fund	—	100,993	(100,993)
Global Dividend Fund	1,854	(42,749)	40,895
International Dividend Fund	—	(692,099)	692,099
International Small Companies Fund	(8,281)	769,799	(761,518)
Select EM Dividend Fund	211	(289,312)	289,101
Small Cap Equity Fund	(247,639)	247,639	—
Tactical Enhanced Fund	(92,766)	1,437,383	(1,344,617)
Tactical Growth Fund	—	12,491,408	(12,491,408)
Commodity Long/Short Strategy Fund	—	6,493,891	(6,493,891)
Managed Futures Strategy Fund	(193)	448,219	(448,026)

Included in the amounts reclassified were net operating losses offset to Paid In-Capital.

Fund	Amount
Tactical Enhanced Fund	$92,766
Small Cap Equity Fund	247,639

227	December 31, 2013

Notes to Financial Statements

Tax Basis of Investments: As of December 31, 2013, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Credit Analysis Long/Short Fund	$137,702,928	$1,416,729	$(5,832,804)	$(4,416,075)
Dynamic Income Fund	1,968,689	31,759	(7,962)	23,797
EM Corporate Debt Fund	400,521,291	6,585,960	(17,241,636)	(10,655,676)
Emerging Markets Fund	11,746,831	1,455,309	(787,967)	667,342
Endurance Long/Short Fund	4,211,465	812,477	(15,588)	796,889
Global Dividend Fund	17,691,556	3,940,029	(737,858)	3,202,171
International Dividend Fund	263,775,637	40,191,236	(11,722,748)	28,468,488
International Small Companies Fund	151,671,563	53,819,342	(3,343,347)	50,475,995
Select EM Dividend Fund	48,583,697	5,456,406	(3,437,860)	2,018,546
Small Cap Equity Fund	27,329,241	8,025,156	(1,262,200)	6,762,956
Tactical Enhanced Fund	60,153,744	—	(505,334)	(505,334)
Tactical Growth Fund	781,507,901	8,861,364	(11,977)	8,849,387
Commodity Long/Short Strategy Fund	86,602,698	438,685	(320,626)	118,059
Managed Futures Strategy Fund	6,483,859	48,278	(62,175)	(13,897)

Capital Losses: As of December 31, 2013, the following Funds had available for Federal income tax purposes unused capital losses as follows:

Pre-Enactment Capital Losses

Fund	Expiring in 2016	Expiring in 2017
EM Corporate Debt Fund	—	$51,786
Global Dividend Fund	—	346,640
International Dividend Fund(a)	—	2,145,728
International Small Companies Fund	$36,153,221	179,253,577
Small Cap Equity Fund(a)	3,709,787	27,639,203

Capital loss carryovers used during the year ended December 31, 2013 were:

Fund	Amount
Global Dividend Fund	$(1,644,558)
International Small Companies Fund	(17,385,048)
Small Cap Equity Fund	(6,348,220)

(a) Subject to limitations under §382 of the Code.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was enacted. Certain of the enacted provisions include:

Post enactment losses may now be carried forward indefinitely, but must retain the character of the original loss. However, such losses must be utilized prior to the pre-enactment capital loss, which increases the likelihood that the pre-enactment capital losses will expire unused. Under the pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a Regulated Investment Company (“RIC”) for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule and repeals the 60-day designation requirement for certain types of pay-through income and gains.

December 31, 2013	228

Notes to Financial Statements

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Post-Enactment Capital Losses*

Capital losses as of December 31, 2013 deferred to the next tax year were as follows:

Fund	Short-Term	Long-Term
Credit Analysis Long/Short Fund	$58,656,270	$23,788,442
EM Corporate Debt Fund	3,386,413	626,574
Emerging Markets Fund	1,398,026	—
International Dividend Fund	11,952,403	—
Select EM Dividend Fund	2,826,296	—
Commodity Long/Short Strategy Fund	318,935	184,663

The Funds elect to defer to the period ending December 31, 2014 capital losses recognized during the period November 1, 2013 to December 31, 2013 in the amount of:

Fund	Amount
Credit Analysis Long/Short Fund	$11,738,548
Dynamic Income Fund	16,893
EM Corporate Debt Fund	47,975
Endurance Long/Short Fund	20,475
Global Dividend Fund	202,203
International Dividend Fund	426,860
Select EM Dividend Fund	213,467
Small Cap Equity Fund	395,399
Commodity Long/Short Strategy Fund	20,656

The Funds elect to defer to the period ending December 31, 2014 late year ordinary losses recognized during the period November 1, 2013 to December 31, 2013 in the amount of:

Fund	Amount
Emerging Markets Fund	$3,677
International Small Companies Fund	122,389
Select EM Dividend Fund	45,339

*Post-Enactment Capital Losses arose in fiscal years beginning after December 22, 2010, and exclude any elective late-year capital losses (during the period November 1st to December 31st) deferred for the current fiscal year. As a result of the enactment of the Act, pre-enactment capital loss carry forwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

229	December 31, 2013

Notes to Financial Statements

Tax Basis of Distributable Earnings: At December 31, 2013 the following components of accumulated earnings on a tax basis were as follows:

	Credit Analysis Long/ Short Fund	Dynamic Income Fund	EM Corporate Debt Fund	Emerging Markets Fund
Post-October losses	$(11,738,548)	$(16,893)	$(47,975)	—
Accumulated capital loss carryforwards	(82,444,712)	—	(4,064,773)	$(1,398,026)
Undistributed ordinary income	61,315	—	70,081	9,309
Undistributed capital gains	—	—	—	—
Net unrealized appreciation on foreign currency/futures contracts	—	211	279,001	1,703
Net unrealized appreciation/(depreciation) on investments	(4,416,075)	23,797	(10,655,676)	667,342
Other cumulative effect of timing differences	—	(211)	(301,071)	(6,473)

Total distributable earnings	$(98,538,020)	$6,904	$(14,720,413)	$(726,145)

	Endurance Long/Short Fund	Global Dividend Fund	International Dividend Fund	International Small Companies Fund
Post-October losses	$(20,475)	$(202,203)	$(426,860)	—
Accumulated capital loss carryforwards	—	(346,640)	(14,098,131)	$(215,406,798)
Undistributed ordinary income	677	849	1,458,609	—
Net unrealized appreciation/(depreciation) on foreign currency/securities sold short/written option contracts	(29,582)	442	1,581	612
Net unrealized appreciation on investments	796,889	3,202,171	28,468,488	50,475,995
Other cumulative effect of timing differences	(19,581)	211	2,797	(122,481)

Total distributable earnings	$727,928	$2,654,830	$15,406,484	$(165,052,672)

	Select EM Dividend Fund	Small Cap Equity Fund	Tactical Enhanced Fund	Tactical Growth Fund
Post-October losses	$(213,467)	$(395,399)	—	—
Accumulated capital loss carryforwards	(2,826,296)	(31,348,990)	—	—
Undistributed ordinary income	111,439	—	$20	$19,810,123
Undistributed capital gains	—	—	—	10,892,995
Net unrealized appreciation on foreign currency/futures contracts	143	61,048	—	12,540,059
Net unrealized appreciation/(depreciation) on investments	2,018,546	6,762,956	(505,334)	8,849,387
Other cumulative effect of timing differences	(44,563)	(61,050)	—	(12,540,059	)(a)

Total distributable earnings	$(954,198)	$(24,981,435)	$(505,314)	$39,552,505

December 31, 2013	230

Notes to Financial Statements

	Commodity Long/Short Strategy Fund	Managed Futures Strategy Fund
Post-October losses	$(20,656)	—
Accumulated capital loss carryforwards	(503,598)	—
Undistributed capital gains	—	$110
Net unrealized appreciation on swap contracts	1,430,073	129,870
Net unrealized appreciation/(depreciation) on investments	118,059	(13,897)

Total distributable earnings	$1,023,878	$116,083

(a) Represents Section 1256 Mark-to-market timing differences between book and tax.

Tax Basis of Distributions to Shareholders: Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid for the year ended December 31, 2013 were as follows:

Fund	Ordinary Income Total	Long-Term Capital Total	Return of Capital Total
Credit Analysis Long/Short Fund	$23,734,571	$2,168,060	—
Dynamic Income Fund	87,891	1,276	$3,968
EM Corporate Debt Fund	19,625,406	—	—
Emerging Markets Fund	189,990	—	—
Endurance Long/Short Fund	313,000	54,405	—
Global Dividend Fund	803,363	—	—
International Dividend Fund	12,943,338	—	—
International Small Companies Fund	4,456,314	—	—
Select EM Dividend Fund	2,329,518	—	—
Tactical Enhanced Fund	373,002	—	—
Tactical Growth Fund	31,192,502	58,158,013	—
Commodity Long/Short Strategy Fund	5,545,159	—	44,055
Managed Futures Strategy Fund	267,180	10,305	—

The tax character of distributions paid for the year ended December 31, 2012 were as follows:

Fund	Ordinary Income Total	Long-Term Capital Total	Return of Capital Total
Credit Analysis Long/Short Fund	$14,195,148	$2,445,869	—
EM Corporate Debt Fund	6,374,095	—	—
Emerging Markets Fund	100,000	662,659	—
Global Dividend Fund	826,768	—	$60,007
International Dividend Fund	4,986,870	—	—
International Small Companies Fund	2,949,998	—	—
Select EM Dividend Fund	922,606	—	8,580
Tactical Enhanced Fund	530,001	1,465,343	—
Tactical Growth Fund	—	31,748,342	—
Managed Futures Strategy Fund	1,571	—	—

231	December 31, 2013

Notes to Financial Statements

10. Portfolio of Investments

The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to each of the Funds.

11. New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a Fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. Adoption had no effect on the Funds’ net assets or results of operations and the required disclosures are included in Note 2.

In June 2013, the FASB issued ASU No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes under GAAP. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. This ASU is effective for fiscal years beginning after December 15, 2013. The Funds are currently reviewing the requirements and believe the adoption of this ASU will not have a material impact on its financial statements.

12. Subsequent Events

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2013.

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q was filed for the quarter ended September 30, 2013. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the Funds’ proxy voting policies and procedures and how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2013 are available (i) without charge, upon request, by calling 1-800-999-6809 and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

December 31, 2013	232

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Forward Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets, of cash flows where presented, and the financial highlights present fairly, in all material respects, the financial position of Forward Credit Analysis Long/Short Fund, Forward Dynamic Income Fund, Forward EM Corporate Debt Fund, Forward Emerging Markets Fund, Forward Endurance Long/Short Fund, Forward Global Dividend Fund (formerly known as Forward Large Cap Dividend Fund), Forward International Dividend Fund, Forward International Small Companies Fund, Forward Select EM Dividend Fund, Forward Small Cap Equity Fund, Forward Tactical Enhanced Fund, Forward Tactical Growth Fund, Forward Commodity Long/Short Strategy Fund and Forward Managed Futures Strategy Fund (the “Funds”) at December 31, 2013, and the results of each of their operations, the changes in each of their net assets, the cash flows, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (consolidated financial statements and consolidated financial highlights for Forward Commodity Long/Short Strategy Fund and Forward Managed Futures Strategy Fund) (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 25, 2014

233	December 31, 2013

Tax Information (Unaudited)

Pursuant to Section 852(b)(3) of the Internal Revenue Code the Credit Analysis Long/Short Fund, Dynamic Income Fund, Endurance Long/Short Fund, Managed Futures Strategy Fund and Tactical Growth Fund designate, $2,168,060, $1,276, $54,405, $10,305, and $58,158,013 respectively, as long-term capital gain dividends.

The Credit Analysis Long/Short Fund, Dynamic Income Fund, Emerging Markets Fund, Endurance Long/Short Fund, Global Dividend Fund, International Dividend Fund, International Small Companies Fund, and Select EM Dividend Fund designate 0.17%, 1.82%, 100.00%, 8.12%, 60.09%, 46.02%, 29.72%, 50.80%, respectively, of the income dividends distributed between January 1, 2013 and December 31, 2013, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Credit Analysis Long/Short Fund, Dynamic Income Fund, Endurance Long/Short Fund, Global Dividend Fund, International Dividend Fund, and Select EM Dividend Fund designate, 0.17%, 3.35%, 8.44%, 31.59%, 1.61%, and 1.40%, respectively, of the ordinary income dividends distributed between January 1, 2013 and December 31, 2013, as qualifying for the corporate dividends received deduction.

Pursuant to Section 853(c) of the Internal Revenue Code, the Global Dividend Fund, International Dividend Fund, Emerging Markets Fund, International Small Companies Fund, and Select EM Dividend Fund designate, $33,304, $687,312, $97,834, $241,594, and $240,519, respectively, as foreign taxes paid, and, $496,125, $11,207,549, $491,822, $4,161,310, and $2,630,041, respectively, as foreign source income earned between January 1, 2013 and December 31, 2013.

During the year ended December 31, 2013, 85.84% of the dividend paid by the Credit Analysis Long/Short Fund from net investment income should be treated as tax-exempt dividends.

Section 19 Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Fund will send you a Form 1099-DIV each calendar year that will tell you how to report these distributions for Federal income tax purposes.

	Per Share				Percentage
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Dynamic Income Fund
Institutional Class	$0.832027	—	$0.037021	$0.869048	95.74%	—	4.26%	100.00%
Class A	$0.804281	—	$0.035787	$0.840068	95.74%	—	4.26%	100.00%

December 31, 2013	234

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreements (Unaudited)

The Board of Trustees (the “Board”) of the Trust oversees the management of each series of the Trust and, as required by law, initially approves, and determines annually whether to renew, the investment advisory and sub-advisory agreements for management of each series of the Trust.

At an in-person meeting of the Board held on September 24-25, 2013, the Board, including all of the Independent Trustees, approved the renewal of the Amended and Restated Investment Management Agreement (the “Advisory Agreement”) between Forward Management, LLC (“Forward Management” or the “Advisor”) and the Trust on behalf of the Funds.

Also at the September 24-25, 2013 meeting, the Board, including all of the Independent Trustees, approved the renewal of the sub-advisory agreements (each, a “Sub-Advisory Agreement”, collectively, the “Sub-Advisory Agreements” and together with the Advisory Agreement, the “Agreements”) among the Trust, Forward Management and the following sub-advisors (each a “Sub-Advisor” and collectively, the “Sub-Advisors”) on behalf of the Fund(s) listed next to each Sub-Advisor’s name:

Sub-Advisor	Fund
Broadmark Capital Management, LLC	Forward Tactical Growth Fund
Cedar Ridge Partners, LLC	Forward Credit Analysis Long/Short Fund[1]
Pictet Asset Management Limited	Forward International Small Companies Fund (non-cash portion)
SW Asset Management, LLC	Forward EM Corporate Debt Fund

Also, at an in-person meeting of the Board held on June 4-5, 2013, the Board, including all of the Independent Trustees, approved the Amended and Restated Investment Management Agreement (the “New Series Advisory Agreement”) between Forward Management and the Trust on behalf of the Forward Dynamic Income Fund (the “New Series”).

Additionally, at an in-person meeting of the Board held on September 3, 2013, the Board, including a majority of the Independent Trustees, approved a sub-advisory agreement among Forward Management, PIMCO and the Trust, on behalf of the Forward Credit Analysis Long/Short Fund (the “Credit Analysis Long/Short Fund Sub-Advisory Agreement”).

In connection with these meetings, the Board, through counsel to the Trust and Independent Trustees and through the administrator of the Funds, requested information to enable the Board to evaluate the terms of the Agreements, the New Series Advisory Agreement and the Credit Analysis Long/Short Fund Sub-Advisory Agreement. In response, Forward Management and each Sub-Advisor provided materials to the Board for its evaluation. In considering whether to approve the renewal of the Agreements and/or initially approve the New Series Advisory Agreement and Credit Analysis Long/Short Fund Sub-Advisory Agreement, the Board also reviewed supplementary information, including: information related to the Funds’ investment results; portfolio composition; advisory fee, sub-advisory fee and expense comparisons; financial information regarding Forward Management and the Sub-Advisors; descriptions of Forward Management’s and each Sub-Advisor’s compliance programs; portfolio trading practices and information about the personnel providing, or proposed to provide, investment management and administrative services to each Fund and the New Series; and the nature of services provided under the Agreements or to be provided under the New Series Advisory Agreement and Credit Analysis Long/Short Fund Sub-Advisory Agreement. In addition, during the course of each year, the Board receives a wide variety of materials relating to the services provided by Forward Management and each Sub-Advisor. At each of its quarterly meetings, the Board reviews Fund investment performance and a significant amount of information relating to Fund operations, including the Trust’s compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by Forward Management and the Sub-Advisors to the Funds. The Board also noted that the Funds’ Chief Compliance Officer reviewed the compliance procedures and systems in place with respect to compliance by Forward Management and each Sub-Advisor with the federal securities laws as prescribed under Rule 38a-1 of the 1940 Act and noted to the Board that they are reasonably designed to prevent violations by Forward Management and each Sub-Advisor of the federal securities laws.

Discussed below are the factors the Board considered in renewing the Agreements and approving the New Series Advisory Agreement and Credit Analysis Long/Short Fund Sub-Advisory Agreement. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the information taken as a whole. Individual Board members may have given different weights to certain factors and assigned various degrees of materiality to information in connection with the approval process.

Forward Management employs Sub-Advisors pursuant to Sub-Advisory Agreements for the day-to-day management of the Forward Credit Analysis Long/Short Fund, Forward EM Corporate Debt Fund, Forward International Small Companies Fund and Forward Tactical Growth Fund. Forward

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Management directly manages the other Funds and the cash portion of the Forward International Small Companies Fund without employing a sub-advisor.

In evaluating each of the Agreements, the New Series Advisory Agreement and the Credit Analysis Long/Short Fund Sub-Advisory Agreement, the Board, including the Independent Trustees, principally considered the following factors, among others: (i) the nature, extent and quality of the services to be provided by Forward Management and each Sub-Advisor; (ii) the investment performance of each Fund and Forward Management or the Fund’s Sub-Advisor, where applicable; (iii) the reasonableness of investment advisory compensation to be paid and a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (iv) the profits to be realized by Forward Management and each Sub-Advisor from their relationships with the Funds or the New Series; (v) the extent to which the fees to be paid to Forward Management reflect economies of scale; and (vi) if applicable, any benefits derived or to be derived by Forward Management or a Sub-Advisor from its relationship with the Funds or New Series, such as soft dollar arrangements. The Board also considered the ability of Forward Management and each Sub-Advisor to provide an appropriate level of support and resources to the Funds or New Series and whether Forward Management and each Sub-Advisor have sufficiently qualified personnel. The Board also considered the overall financial soundness of Forward Management and each Sub-Advisor as it relates to their ability to provide services to the Funds and the New Series.

Additional discussion of certain of these factors follows:

Nature, Extent, and Quality of the Services

Advisory Agreement and New Series Advisory Agreement The Board considered the nature of the services to be provided under the Advisory Agreement and expected to be provided under the New Series Advisory Agreement. The Board considered the ability of Forward Management to provide an appropriate level of support and resources to the Funds and New Series and whether Forward Management has sufficiently qualified personnel. The Board noted the background and experience of Forward Management’s senior management and investment personnel. The Board also noted that because the series of the Trust are Forward Management’s principal investment advisory clients, the expertise of, and amount of attention expected to be given to the Funds and New Series by Forward Management’s management team is substantial. The Board considered Forward Management’s ability to attract and retain qualified business professionals. The Board also determined that Forward Management has made a commitment to the recruitment and retention of high quality personnel, and maintains the financial and operational resources reasonably necessary to manage the Funds and the New Series. The Board also favorably considered Forward Management’s entrepreneurial commitment to the management and success of the Funds and New Series, which entails a substantial financial and professional commitment.

The Board also considered Forward Management’s compliance operations with respect to the Trust, including the measures taken by Forward Management to assist the Trust in complying with Rule 38a-1 under the 1940 Act. The Board noted that personnel at Forward Management represented that the firm had no significant compliance or administrative problems over the past year and that no material deficiencies were found by any independent audit or material compliance issues found by the U.S. Securities and Exchange Commission in its recent routine examination of Forward Management or the series of the Trust. The Board also considered the services provided by Forward Management as a “manager of managers”, and noted that Forward Management has been active in monitoring the performance of the Sub-Advisors to the Funds, and has taken measures to attempt to remedy relative underperformance by a Fund when Forward Management and the Board believe it to be appropriate.

Sub-Advisory Agreements The Board considered the benefits to shareholders of continuing to retain each Sub-Advisor, particularly in light of the nature, extent, and quality of services to be provided by each Sub-Advisor. The Board considered that each Sub-Advisor had represented that it had no significant compliance or administrative problems over the past year and that no material deficiencies were found by any independent audit. The Board considered the quality of the management services provided to the Funds over both the short and long term and the organizational depth and stability of each Sub-Advisor, including the background and experience of each Sub-Advisor’s senior management and the expertise of and amount of attention expected to be given to the Funds by the respective portfolio management teams. The Board noted that it has received presentations from portfolio management personnel from each of the Sub-Advisors, and has discussed investment results with such personnel. The Board also considered each Sub-Advisor’s compliance operations with respect to the Funds, including the assessment of each Sub-Advisor’s compliance program by the Trust’s Chief Compliance Officer pursuant to Rule 38a-1 under the 1940 Act. In conducting its review, the Board was aided by assessments of personnel at Forward Management and the various presentation materials (including presentations made by representatives of the Sub-Advisors to the Board) during the course of the year.

The Board concluded that it was satisfied with the nature, extent, and quality of the services provided by Forward Management under the Advisory

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Agreement and each of the Sub-Advisors under the respective Sub-Advisory Agreements and expected to be provided under the New Series Advisory Agreement.

Credit Analysis Long/Short Fund Sub-Advisory Agreement The Board considered the nature of the services expected to be provided under the Credit Analysis Long/Short Fund Sub-Advisory Agreement. The Board considered the ability of PIMCO to provide an appropriate level of support and resources to the Forward Credit Analysis Long/Short Fund and whether PIMCO has sufficiently qualified personnel. In this connection, the Board noted they had received a presentation from portfolio management personnel from PIMCO and discussed with them investment results of accounts with a similar investment objective and strategy.

The Board also considered PIMCO’s proposed compliance operations with respect to the Forward Credit Analysis Long/Short Fund, including the assessment of its compliance program by the Trust’s Chief Compliance Officer pursuant to Rule 38a-1 under the 1940 Act. The Board noted that PIMCO represented that the firm had no significant compliance or administrative problems over the past year. In conducting its review, the Board was aided by assessments of personnel at Forward Management and the various presentation materials submitted by PIMCO. The Board noted that Forward Management, as a manager of managers, would supervise PIMCO in its sub-advisory role for the Forward Credit Analysis Long/Short Fund. Further, the Board considered its experience with PIMCO and materials it has received in the past in connection with the Forward Investment Grade Fixed-Income Fund.

The Board concluded that it was satisfied with the nature, extent, and quality of the management services expected to be provided by PIMCO under the Credit Analysis Long/Short Fund Sub-Advisory Agreement.

Investment Performance

Existing Funds

In considering information about the Funds’ historical performance, unless otherwise noted below, the Board was provided with information by Forward Management using data from Morningstar and other sources about each Fund’s historical performance, noting whether there were periods of underperformance and outperformance relative to each Fund’s peer group as well as its respective benchmark indices over time. The Board was provided with a comparative analysis of the performance of each Fund relative to certain comparable funds and relevant market indices for certain periods, including annual performance information and cumulative performance information. In assessing the performance of Forward Management and the

Sub-Advisors, as applicable, the Board also considered the length of time each Sub-Advisor had served as a Sub-Advisor to the respective Fund or Forward Management had served as investment advisor to the respective Fund. The Board also noted the need for Forward Management or each Sub-Advisor to adhere to its investment mandates, which could at times have an impact on a Fund’s performance.

The Board noted that, as a general matter, the Funds had periods of both underperformance and outperformance relative to comparable funds within their respective Morningstar Category over time. Specifically, the Board noted:

•	the Forward Commodity Long/Short Strategy Fund underperformed the comparable funds within its Morningstar Category during the one-year period ended June 30, 2013;

•

the Forward Credit Analysis Long/Short Fund underperformed the comparable funds within its custom peer group average for the one-year period ended June 30, 2013; however, outperformed the comparable funds within its custom peer group average during the three- and five-year periods ended June 30, 2013;

•

the Forward EM Corporate Debt Fund outperformed the comparable funds within its custom peer group average for the one-year period ended June 30, 2013; however, underperformed the comparable funds within its custom peer group average during the three- and five-year periods ended June 30, 2013;

•

the Forward Emerging Markets Fund outperformed the comparable funds within its Morningstar Category during the one-, three-, five-, and ten-year periods ended June 30, 2013. It was noted that Forward Management took over the day-to-day management of this Fund in September 2012;

•	the Forward Endurance Long/Short Fund underperformed the comparable funds within its Morningstar Category during the one-year period ended June 30, 2013;

•

the Forward Global Dividend Fund underperformed the comparable funds within its Morningstar Category for the one-year period ended June 30, 2013; however, outperformed the comparable funds within its Morningstar Category for the three- and five-year periods ended June 30, 2013;

•	the Forward International Dividend Fund outperformed the comparable funds within its Morningstar Category during the

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one-, three-, five, and ten-year periods ended June 30, 2013. It was noted that Forward Management took over the day-to-day management of this Fund in December 2008;

•

the Forward International Small Companies Fund outperformed the comparable funds within its Morningstar Category for the one- and three-year periods ended June 30, 2013; however, underperformed the comparable funds within its Morningstar Category during the five- and ten-year periods ended June 30, 2013;

•	the Forward Managed Futures Strategy Fund underperformed the comparable funds within its Morningstar Category during the one-year period ended June 30, 2013;

•	the Forward Select EM Dividend Fund outperformed the comparable funds within its Morningstar Category for the one-year period ended June 30, 2013;

•

the Forward Small Cap Equity Fund outperformed the comparable funds within its Morningstar Category during the one-year period ended June 30, 2013; however, underperformed the comparable funds within its Morningstar Category during the three-, five-, and ten-year periods ended June 30, 2013;

•	the Forward Tactical Enhanced Fund underperformed the comparable funds within it Morningstar Category during the one-year period ended June 30, 2013; and

•	the Forward Tactical Growth Fund underperformed the comparable funds within its Morningstar Category during the one- and three-year periods ended June 30, 2013.

Performance information for each class of shares of the Funds, including performance relative to each Fund’s benchmark index, is contained in this Report under the heading “Fund Performance.”

The Board considered the various performance data presented, and considered that certain Funds underperforming their benchmark or peer group for a given period had outperformed such benchmarks or peer groups during other periods. The Board also recognized that certain asset classes or strategies may be out of favor from time to time, which can have an effect on performance. The Board also noted the difficulties of constructing appropriate benchmarks for certain Funds. The Board discussed the possible reasons for the underperformance of certain Funds with Forward Management and took note of Forward Management’s plans to continue to monitor and address performance. The Board also noted recent portfolio management and/or strategy changes implemented by Forward Management.

The Board determined to continue to monitor the performance of the Funds and concluded, after consideration of the performance and strategy for each of the Funds, that each Sub-Advisor should continue to serve under the respective Sub-Advisory Agreement subject to the supervision of the Board and Forward Management, and that Forward Management should continue to serve under the Advisory Agreement subject to the supervision of the Board.

New Series

The Board noted that the New Series has yet to commence operations, and the Board concluded that Forward Management has the ability to provide high quality investment management services to the New Series over the long-term, subject to ongoing review of the New Series’ performance by Forward Management and the Board.

Forward Credit Analysis Long/Short Fund

The Board noted that PIMCO does not manage accounts using the strategy that PIMCO proposed to use to manage the Forward Credit Analysis Long/Short Fund; however, it noted PIMCO’s track-record in the municipal bond space. The Board concluded that PIMCO has the ability to provide high quality investment management services to the Forward Credit Analysis Long/Short Fund over the long-term, subject to ongoing review of PIMCO’s performance by Forward Management and the Board.

Profitability and Reasonableness of Advisory Compensation

Advisory Agreement and New Series Advisory Agreement The Board considered the costs of services to be provided and profits to be realized by Forward Management from its relationship with the Funds and New Series, including the overall financial soundness of Forward Management. The Board considered financial information previously provided by Forward Management, which showed an operating loss for the year ended December 31, 2012, but a demonstrated commitment to new product support. The Board noted that Forward Management has been responsive to inquiries over time regarding the firm’s financial resources and ability to serve as the investment advisor to the Funds, and that the Board has been satisfied with this information. The Board also considered information about the profitability of each Fund to Forward Management. The Board also considered that Forward Management has historically waived fees or reimbursed the various series of the Trust for certain operating expenses that exceeded stated expense limits, and that amounts waived or reimbursed by Forward Management have been substantial. The Board further noted that with respect to the New Series, it generally is difficult to

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estimate or evaluate the expected profitability of newly organized funds, and that typically newly organized funds are not particularly profitable to an investment adviser.

The Board also considered information regarding the investment management fees charged to the Funds and expected to be charged to the New Series by Forward Management and operating expense comparisons for each Fund and the New Series compared with other comparable registered investment companies. The Board noted that the investment management fees to be paid to Forward Management with respect to each of the Funds were within the range of the gross investment management fees charged to the group of similar investment companies presented to the Board. With respect to the Forward International Small Companies Fund, the Board noted the proposed reductions to the investment management fees charged to the Fund by Forward Management. With respect to the New Series, the Board compared the estimated investment management fees and operating expenses of the New Series with those of comparable mutual funds, noting that the proposed investment management fee is within the range of the fees of the comparable funds presented in a universe of peers most similar to the New Series.

The Board noted that Forward Management’s business currently consists primarily of managing the series of the Trust, and that, except as discussed below, Forward Management does not currently manage other investment accounts for clients using strategies similar to the Funds so it is not possible to meaningfully compare the fees charged to the Funds with fees charged to other non-investment company clients of Forward Management. With respect to the Forward Endurance Long/Short Fund, Forward Management manages a limited partnership that has a management fee of 1.5% and a 20% incentive fee. With respect to the Forward International Dividend Fund, Forward Management manages retail separate accounts where the lowest fee is 35 basis points. With respect to the Forward Global Dividend Fund, Forward Management manages retail separate accounts where the lowest fee is 35 basis points. However, it was noted that the retail separate accounts that are similar to the Forward International Dividend Fund and Forward Global Dividend Fund invest in a more limited range of investments than the Funds. With respect to the Forward Tactical Growth Fund, Forward Management manages retail separate accounts where the lowest fee is 50 basis points. The Board considered that there were differences between these accounts and the Funds, including, differences in the management style, level of services provided, compliance responsibilities, and the frequency and amount of inflows and outflows. The Board noted that, with respect to certain Funds, the potential for additional meaningful comparisons will be revisited as Forward Management’s separate account business grows. The Board noted that Forward Management is responsible for compensation of the Funds’ Sub-Advisors and that overall expense ratios of certain of the Funds, including the New Series, are currently limited by Forward Management pursuant to contractual expense limitation and/or reimbursement agreements.

The Board concluded that Forward Management’s profitability with respect to the Funds was not excessive and that the advisory fees charged to each Fund were reasonable in light of the services provided to each Fund. The Board also concluded that the expected profitability of Forward Management with respect to the New Series was not excessive and that the advisory fee to be charged to the New Series was reasonable in light of the service to be provided.

Sub-Advisory Agreements and Credit Analysis Long/Short Fund Sub-Advisory Agreement With respect to the fees paid to the Sub-Advisors under the Sub-Advisory Agreements, the Board considered information regarding the sub-advisory fees charged by the Sub-Advisors to their other clients (if applicable), and sub-advisory fees charged by other investment advisors to registered investment companies with similar investment objectives and strategies. With respect to the Forward International Small Companies Fund, the Board noted the proposed reductions to the sub-advisory paid to the Fund’s Sub-Advisor. With respect to the fees to be paid to PIMCO under the Credit Analysis Long/Short Fund Sub-Advisory Agreement, the Board noted that PIMCO was not able to provide information regarding fees charged by PIMCO to their other clients as they did not manage accounts with similar strategies, however, the Trustees considered comparative fee information regarding the fees paid to other sub-advisors of peer funds. The Board noted that the sub-advisory fees under the Credit Analysis Long/Short Fund Sub-Advisory Agreement are paid by Forward Management out of Forward Management’s advisory fee and negotiated between Forward Management and PIMCO.

The Board considered the operating results and financial condition of each Sub-Advisor, including PIMCO, based on the financial information each Sub-Advisor had provided. The Trustees noted that it was difficult to accurately determine or evaluate the profitability of a particular Sub-Advisory Agreement or the Credit Analysis Long Short Fund Sub-Advisory Agreement because each of the Sub-Advisors managed assets other than the Funds or has multiple business lines and, further, that any such assessment would involve assumptions regarding each Sub-Advisor’s allocation policies, capital structure, cost of capital, business mix, and other factors.

Based on the prior information provided and the nature of the negotiation underlying each Sub-Advisory Agreement, the Board concluded that it was

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reasonable to infer that each Sub-Advisors’ profitability with respect to the relevant Funds was not excessive and that the sub-advisory fees charged to each Fund were reasonable in light of the services provided to each Fund. The Board also concluded that the expected profitability of PIMCO with respect to the Forward Credit Analysis Long/Short Fund was not excessive and that sub-advisory fee to be charged is reasonable in light of the services that will be provided to the Forward Credit Analysis Long/Short Fund.

Economies of Scale

The Board considered the potential of Forward Management and the Funds to experience economies of scale as the Funds grow in size, but recognized that the current asset levels of certain of the Funds do not provide significant economies of scale. The Board also considered the potential of Forward Management and the New Series to experience economies of scale as the New Series grows in size, but recognized that, at the outset, the New Series would have relatively small asset levels. The Board further considered the potential of PIMCO to generate assets that would lead to economies of scale with in the Forward Credit Analysis Long/Short Fund. The Board noted that Forward Management has typically subsidized series of the Trust at smaller asset levels, and that Forward Management has agreed to cap the overall expense ratios of the New Series for an initial period. The Board concluded that, considering the size and operating history of the Funds and the fee and financial information considered by the Board, the current fee structures reflected in the Advisory Agreement, the New Series Advisory Agreement and Credit Analysis Long Short Fund Sub-Advisory Agreement are appropriate. The Board also noted that it would have the opportunity to periodically re-examine whether the Funds or New Series had achieved economies of scale and the appropriateness of advisory fees payable to Forward Management and the Sub-Advisors in the future and that fee reductions have been implemented from time to time with regard to certain of the Funds.

Any Additional Benefits and Other Considerations

The Board considered ancillary benefits to be received by Forward Management as a result of Forward Management’s relationship with the Funds, including the fees paid by the Funds and to be paid by the New Series to ReFlow Management Co., LLC, a company that is affiliated with Forward Management, for the Funds’ and New Series’ participation in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. The Board also considered Forward Management’s ownership interest in certain of the Sub-Advisors, noting the financial benefits that may be realized by Forward Management from its ownership arrangements with those Sub-Advisors. In addition, the

Board also took into consideration the potential benefits that may be derived by Forward Management as a result of the establishment of Forward Securities, LLC, an affiliated broker-dealer that serves as distributor for the Funds. The Board also considered any benefits to be derived by Forward Management from soft dollar arrangements, and noted that the Board receives regular reports from Forward Management regarding its soft dollar policies and usage. The Board also noted that potential benefits to be derived by Forward Management from its relationship with the Funds and proposed relationship with the New Series include potential for larger assets under management and reputational benefits, which are consistent with those generally derived by investment advisors to mutual funds.

The Board considered any benefits to be derived by the Sub-Advisors from their relationship with the Funds, or PIMCO for its proposed relationship with the Forward Credit Analysis Long/Short Fund, such as soft dollar arrangements. In this connection, the Board has received regular reports from Forward Management and the Sub-Advisors regarding their soft dollar policies and usage. The Board noted that, in connection with the Credit Analysis Long/Short Fund Sub-Advisory Agreement, PIMCO had represented that it does not anticipate entering into any soft dollar arrangements with respect to the Forward Credit Analysis Long/Short Fund. The Board considered ancillary benefits to be received by the Sub-Advisors as a result of the Sub-Advisors’ relationships with the Trust and PIMCO’s proposed relationship with the Forward Credit Analysis Long/Short Fund. The Board noted that potential benefits to be derived by a Sub-Advisor from its relationship with the Funds or PIMCO from its proposed relationship with the Forward Credit Analysis Long/Short Fund included potential for larger assets under management and reputational benefits, which are consistent with those generally derived by advisors or sub-advisors to mutual funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, found that: (i) the compensation payable under each of the Agreements are fair and bears a reasonable relationship to the services to be rendered; and (ii) the renewal of the Agreements is in the best interests of each respective Fund and its shareholders. Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, found that: (i) the compensation payable under the New Series Advisory Agreement is fair and bears a reasonable relationship to the services to be rendered; and (ii) the approval of the New Series Advisory Agreement is in the best interests of the New Series and its shareholders. Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including a majority of the Independent Trustees, found that: (i) the compensation payable under the

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Credit Analysis Long/Short Fund Sub-Advisory Agreement is fair and bears a reasonable relationship to the services to be rendered; and (ii) the approval of the Credit Analysis Long/Short Fund Sub-Advisory Agreement is in the best interests of the Forward Credit Analysis Long/Short Fund and its shareholders. Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved, with respect to the Funds, the renewal of the Advisory Agreement and each Sub-Advisory Agreement. The Trustees, including all of the Independent Trustees, unanimously approved, with respect to the New Series, the New Series Advisory Agreement. The Trustees, including a majority of the Independent Trustees, also approved, with respect to the Forward Credit Analysis Long/Short Fund, the Credit Analysis Long/Short Fund Sub-Advisory Agreement.

241	December 31, 2013

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Board of Trustees

The Trust’s Board of Trustees oversees the management and business of the Funds. The Trustees are elected by shareholders of the Trust, or, in certain circumstances, may be appointed by the other Trustees. There are currently seven Trustees, six of whom are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (each an “Independent Trustee” and together, the “Independent Trustees”). The Trust’s Statement of Additional Information includes additional information about the Trustees and is available at forwardinvesting.com or upon request, without charge, by calling 800-999-6809. The Trustees and Officers of the Trust, along with their affiliations over the last five years, are set forth below.

Independent Trustees:

Name, Address, and Year of Birth*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Haig G. Mardikian Year of Birth: 1947	Chairman	Since 1998+	Owner of Haig G. Mardikian Enterprises, a real estate investment business (since 1971); General Partner of M&B Development, a real estate investment business (since 1983); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983 to 2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (since 1989); Director of PCG Asset Management, a private equity investment advisor (2001 to 2011); President of the William Saroyan Foundation (since 1992); Managing Director of the United Broadcasting Company, radio broadcasting (1983 to 2001); Trustee of the International House of UC Berkeley (2001 to 2007); Director of the Downtown Association of San Francisco (1982 to 2006); Director of the Market Street Association (1982 to 2006); Trustee of Trinity College (1998 to 2007); Trustee of the Herbert Hoover Presidential Library (since 1997); Trustee of the Herbert Hoover Foundation (since 2002); Trustee of the Advisor California Civil Liberties Public Education Fund (1997 to 2006); Director of The Walnut Management Co., a privately held family investment company (since 2008); President of the Foundation of City College (2006 to 2010); Director of Near East Foundation (since 2007).	33	Chairman and Director of SIFE Trust Fund (1978 to 2001).

Donald O’Connor Year of Birth: 1936	Trustee	Since 2000+	Financial Consultant (since 1997); Retired Vice President of Operations, Investment Company Institute (“ICI”), a mutual fund trade association (1969 to 1993); Executive Vice President and Chief Operating Officer, ICI Mutual Insurance Company, an insurance company (1987 to 1997); Chief, Branch of Market Surveillance, Securities and Exchange Commission (1964 to 1969).	33	Trustee of the Advisors Series Trust (since 1997).

DeWitt F. Bowman Year of Birth: 1930	Trustee	Since 2006 (Director of Forward Funds, Inc. since 2000)+	Pension Investment Consulting, a consulting company (since 1994); Interim Treasurer and Vice President for Investments, University of California (2000 to 2001); Treasurer of Pacific Pension Institute, a non-profit education organization (1994 to 2002); Treasurer of Edgewood Center for Children and Families, a non-profit care center (1994 to 2004); Director, Episcopal Diocese of California, a non-profit religious organization (1964 to 2008); Trustee of the Pacific Gas and Electric Nuclear Decommissioning Trust Fund, a nuclear decommissioning trust (since 1994); Chief Investment Officer, California Public Employees Retirement System (1989 to 1994).	33	Trustee, Brandes Mutual Funds (1995 to 2012); Lead Director, RREEF America III REIT (2007 to 2012); Director, RREEF America I REIT (2004 to 2007); Trustee, PCG Private Equity Fund (since 1994).

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Name, Address and Year of Birth*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Cecilia H. Herbert Year of Birth: 1949	Trustee, Nominating Committee Chairperson	Since 2009+	Director (2000 to 2013) and President (2007 to 2010) of the Board, Catholic Charities CYO; Member, Archdiocese Finance Committee, the advisory council to the San Francisco Catholic Archdiocese (since 1994); Trustee, The Thacher School (2002 to 2011); Chair, The Thacher School Investment Committee (2005 to 2010); Chair, Thacher School Finance Committee (2005 to 2008); Trustee, WNET, the public media company of New York (since 2011); Managing Director and head of San Francisco Office, J.P. Morgan/Morgan Guaranty Trust Company, a commercial and investment banking institution (1973 to 1976 and 1978 to 1991); Assistant Vice President, Signet Banking Corporation, a multi-bank holding company (1976 to 1978).	33	Director, iShares Inc. (since 2005); Trustee, iShares Trust (since 2005); Trustee, Pacific Select Funds (2004 to 2005); Trustee, The Montgomery Funds (1992 to 2003).

Julie Allecta Year of Birth: 1946	Trustee, Audit Committee Chairperson	Since 2012+	Retired Partner, Paul Hastings, Janofsky & Walker LLP (1999 to 2009); Vice President and Director, WildCare Bay Area (since 2007); Director, Audubon Canyon Ranch, Inc. (since 2009); Parliamentarian and Director, American Society of Botanical Artists, Northern California Chapter (2014).	33	Trustee, Litman Gregory Funds Trust (since 2013).

A. John Gambs Year of Birth: 1945	Trustee	Since 2012+	Director and Compensation Committee Chair, NMI Holdings, Inc. (2011 to 2012); Trustee and Audit Committee Chair, Barclays Global Investors Funds (2006 to 2010); Trustee and Audit Committee Chair, Master Investment Portfolio (2006 to 2010); Advisory Board Member, Fairview Capital Management (since 2009); Director, San Francisco Classical Voice (since 2011); Member, Board of Governors San Francisco Symphony (since 2001); Director, The New Century Chamber Orchestra (since 2010); Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation (1988 to 1996); President and Director, Gambs Family Foundation (1997 to 2010).	33	None

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Interested Trustee:

Name, Address, and Year of Birth*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
J. Alan Reid, Jr.**** Year of Birth: 1962	President, Trustee	Since 2001+	Chief Executive Officer and Director of Forward Management, LLC, an investment advisor (since 2001); President and Director, Forward Securities, LLC, a broker-dealer (since 2010); Chief Executive Officer and Director, ReFlow Management Co., LLC, an investment services company (2001 to 2010); Chief Executive Officer and Director, ReFlow Fund, LLC, an investment services company (2001 to 2010); Chief Executive Officer of Sutton Place Management, an investment services company (since 2001); Chief Executive Officer of Sutton Place Associates (since 2001); Chief Executive Officer of FISCOP, LLC (since 2001); Chief Executive Officer of Broderick Management, LLC (since 2001); Member of ICI Board of Governors (since 2008); Director of Legato Capital Management, an investment services company (2004 to 2009); Director FOLIOfn, Inc. (since 2002); Executive Director, Private Wealth Management, Morgan Stanley (2000 to 2001); Senior Vice President, Director of Business Delivery, Morgan Stanley Online, a financial services company (1999 to 2000); Executive Vice President and Treasurer, Webster Investment Management Co., LLC (1998 to 1999); Vice President, Regional Director, Investment Consulting Services, Morgan Stanley, Dean Witter, Discover & Co., a financial services company (1992 to 1998); Vice President of the Board of Trustees of Centerpoint, a public health and welfare organization (1997 to 2010); Director of Ring Mountain Day School (2010 to 2013); Director of Arista Maritime Group Inc. (since 2013).	33	None

*	Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 101 California Street, 16th Floor, San Francisco, CA 94111.

**	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust.

***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

****	Mr. Reid is considered an interested Trustee because he acts as Chief Executive Officer of Forward Management, LLC, the Funds’ investment advisor, and holds other positions with an affiliate of the Trust.

+	Messrs. Mardikian, Bowman, O’Connor and Reid have served as Trustee to the Trust since May 1, 2005. However, beginning on the date indicated in the chart, Messrs. Mardikian, Bowman, O’Connor and Reid served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005. Mr. Bowman was appointed as Trustee effective January 1, 2006 and served as a director for the nine series of Forward Funds, Inc. since 2000. Ms. Herbert was appointed as a Trustee effective November 9, 2009. Ms. Allecta was appointed as a Trustee effective January 1, 2012. Mr. Gambs was appointed as a Trustee effective December 31, 2012.

December 31, 2013	244

Additional Company Information (Unaudited)

Officers:

Name, Address, and Year of Birth*	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Barbara H. Tolle 101 California Street, 16th Floor San Francisco, CA 94111 Year of Birth: 1949	Treasurer	Since 2006	Vice President, Director of Fund Accounting and Operations, Forward Management (since 2006); Vice President and Director, Fund Accounting and Administration, PFPC Inc. (1998 to 2006).

Judith M. Rosenberg 101 California Street, 16th Floor San Francisco, CA 94111 Year of Birth: 1948	Chief Compliance Officer and Chief Legal Officer	Since 2005	Chief Compliance Officer, Forward Management (since 2005); Chief Compliance Officer, Secretary and Director, Forward Securities, LLC (since 2010); First Vice President and Senior Attorney, Morgan Stanley (1984 to 1997; 2002 to 2005); Director of Compliance, Morgan Stanley Online (1997 to 2002).

Robert S. Naka 101 California Street, 16th Floor San Francisco, CA 94111 Year of Birth: 1963	Vice President, Funds and Secretary	Vice President, Funds since 2009 and Secretary since 2012	Managing Director, Operations, Forward Management (since 2009); Principal & Chief Operating Officer, Anew Capital Management LLC (2007 to 2009); Executive Vice President & Chief Operating Officer, ING Funds & Predecessors (1989 to 2007).

*	Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

245	December 31, 2013

Forward Funds Privacy Policy (Unaudited)

Forward Funds appreciates the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law. We recognize that, as our customer, you not only entrust us with your money but with your personal information. Your trust is important to us and you can be sure we will continue our tradition of protecting your personal information. We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

We collect the following categories of information about you:

•	Information we receive from you on applications or other forms; and

•	Information about your transactions with us, our affiliates, or others.

We do not disclose any Information about you or any current or former customer to anyone, except as permitted by law. We may disclose Information about you and any former customer to our affiliates and to nonaffiliated third parties, as permitted by law. We do not disclose personal information that we collect about you to non-affiliated companies except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, or in other limited circumstances permitted by law. For example, some instances where we may disclose Information about you to third parties include: for servicing and processing transactions, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information about you with these companies, we require them to limit their use of the personal information to the particular purpose for which it was shared and we do not allow them to share your personal information with others except to fulfill that limited purpose. In addition, these companies are required to adhere to our privacy standards with respect to any personal information that we provide them.

Protecting the security and confidentiality of your information

We restrict access to Information about you to those employees who need to know that Information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to ensure the confidentiality of your Information. Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be a customer of Forward Funds. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should consult that financial institution’s privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment advisor or other financial service provider, that third-party’s privacy policies will apply to you and ours will not.

December 31, 2013	246

Investment Advisor

Forward Management, LLC

Administrator

ALPS Fund Services, Inc.

Distributor

Forward Securities, LLC

Counsel

Dechert LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Custodian

Citibank, N.A.

Transfer Agent

ALPS Fund Services, Inc.

Forward Funds

P.O. Box 1345

Denver, CO 80201

(800) 999-6809

www.forwardinvesting.com

Forward Commodity Long/Short Strategy Fund

Forward Credit Analysis Long/Short Fund

Forward Dynamic Income Fund

Forward EM Corporate Debt Fund

Forward Emerging Markets Fund

Forward Endurance Long/Short Fund

Forward Frontier Strategy Fund

Forward Global Dividend Fund

Forward Global Infrastructure Fund

Forward High Yield Bond Fund

Forward International Dividend Fund

Forward International Real Estate Fund

Forward International Small Companies Fund

Forward Investment Grade Fixed-Income Fund

Forward Managed Futures Strategy Fund

Forward Real Estate Fund

Forward Real Estate Long/Short Fund

Forward Select EM Dividend Fund

Forward Select Income Fund

Forward Select Opportunity Fund

Forward Small Cap Equity Fund

Forward Tactical Enhanced Fund

Forward Tactical Growth Fund

Forward Total MarketPlus Fund

Forward U.S. Government Money Fund

Allocation Funds

Forward Balanced Allocation Fund

Forward Growth & Income Allocation Fund

Forward Growth Allocation Fund

Forward Income & Growth Allocation Fund

Forward Income Builder Fund

Forward Multi-Strategy Fund

Printed on paper containing recycled content using soy-based inks.	FSD000465 031015

Annual Report December 31, 2013
Forward Global Infrastructure Fund Forward International Real Estate Fund Forward Real Estate Fund Forward Real Estate Long/Short Fund Forward Select Income Fund Forward Select Opportunity Fund

FORWARD FUNDS:	Table of Contents

Forward Funds are distributed by Forward Securities, LLC

101 California Street, 16th Floor, San Francisco, California 94111

The report has been prepared for the general information of Forward Funds’ shareholders. It is not authorized for distribution to prospective investors unless accompanied or proceeded by a current Forward Funds’ Prospectus, which contains more complete information about Forward Funds’ investment policies, management fees and expenses. Investors are reminded to read the Prospectus before investing or sending money.

December 31, 2013

1

Shareholder Update	December 31, 2013

A MESSAGE FROM:	J. Alan Reid, Jr. Chief Executive Officer

Dear Shareholder:

During the last five years, Forward has focused on creating outcome-oriented strategies that seek to help investors build more resilient portfolios in the face of challenging times. We believe that investors need to diversify among non-correlated asset classes, seek to dampen the effects of market volatility and better target sources of growth and income. We have responded by developing funds designed to address these and other specific investment objectives.

Funds like Forward Income Builder Fund and Forward Multi-Strategy Fund are examples of our problem-solving orientation. Besides offering built-in diversification, these funds are managed using volatility targeting to determine the optimal asset allocations. This enables us to seek to pursue enhanced returns when market volatility is low, and focus on dampening portfolio volatility when markets are roiled. In addition, our allocation funds use a gross domestic product weighting rather than a market capitalization index weighting, which gives these funds a larger exposure to emerging markets, as we seek to target faster-growing economies that may offer better returns.

We know investors will always need ways to diversify effectively. And for investors to build resilient portfolios in today’s market environment, they need strategies that are designed to serve specific portfolio objectives:

Find alternative income sources. We are mindful of a shift into a bear market for bonds (see our white paper, The 5% Problem: Double Jeopardy for Traditional Bond Investors), and we have a variety of strategies that seek to generate income as a substantial component of their total return. Forward Select Income Fund has an almost 13-year track record of solid performance and income—the fund’s Class A shares (without sales load) returned 4.26% for the year and had a current yield of 6.33% and a 30-day SEC yield of 6.03% as of year-end.1 Building on the success of Forward Select Income Fund, we recently launched Forward Select Opportunity Fund, which applies the same investment philosophy to global opportunities in the preferred market and beyond. Other Forward Funds that address income objectives include our Dividend Signal strategy funds, which have been part of our fund family for more than five years. Forward Global Dividend Fund and Forward International Dividend Fund were both standouts in 2013, with Class A (without sales load) and Investor Class share returns of 16.02% and 12.14%, respectively. The funds delivered current yields of 3.27% and 4.48% and 30-Day SEC yields of 2.19% and 3.42%, respectively.

Pursue selected pockets of opportunity. We believe that within the emerging markets (EM) there are sectors and niche areas with strong growth potential and a prime example is the frontier markets. In 2013, our Forward Frontier Strategy Fund’s Institutional Class shares were up 22.94% as of year-end. While the MSCI Emerging Markets Index ended the year down -2.27%, the performance of the frontier markets confirmed our belief that a wholesale dismissal of EM would be a mistake.

Diversify with specialized asset classes. Forward Commodity Long/Short Strategy Fund and Forward Managed Futures Strategy Fund showed strong performance compared to peers in 2013—with Institutional Share class returns of 9.36% and 3.14%, respectively. Both funds use systematic strategies designed to respond to global market trends, and are options for investors seeking to diversify their portfolios with the low-correlated returns of these asset classes. Our Forward Real Estate Long/Short Fund also delivered strong long-term performance with a 14-year track record. As of year-end, its Class A shares (without sales load) returned 2.30% and the fund had a three-year return of 8.28%, a five-year return of 20.19% and a since inception average annual return of 9.99%.

Provide stock portfolios with a defensive cushion. Forward Tactical Growth Fund was designed to provide downside portfolio preservation when it’s needed most. The strategy actively manages long and short equity market exposure in response to market signals. In 2013, the fund once again performed in line with expectations, delivering a 15.74% total return for Institutional Class shares while sidestepping the market’s steepest downdrafts. By its nature, this fund will never match or beat the S&P 500 Index in a strong bull phase, but it does seek to outperform the index over a market cycle.

As we begin 2014, we believe investors will need to continue to tap alternative sources of income, like dividend and real estate strategies. We also believe that EM and frontier markets will provide investors with opportunities for growth. And finally, we feel investors need to look to liquid alternative strategies for their potential to dampen portfolio volatility while generating low-correlation returns.

[1]

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2013	2

As you think about your investment goals, we hope you will look to Forward for new thinking and investment solutions designed to help meet your objectives for returns, income, global exposure and portfolio diversification. We also invite you to explore www.forwardinvesting.com/fwd-thinking, where we regularly post our latest research publications and webcasts on timely investment topics, and you can follow Forward on Twitter @fwdinv.

Thank you for your continued confidence and trust in us. We never forget that helping investors achieve their investment goals is what our business is really about, and we are privileged to be your partners in that effort.

Sincerely,

J. Alan Reid, Jr.

Chief Executive Officer

Forward

RISKS

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

Each allocation fund is a fund of funds, which invest in a mix of underlying Forward Funds. Shareholders of an allocation fund indirectly bear the expenses of the underlying funds. An allocation fund’s allocations may be changed at any time. Asset allocation does not assure profit or protect against risk. (Forward Income Builder Fund, Forward Multi-Strategy Fund)

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund. (Forward Credit Analysis Long/Short Fund, Forward International Dividend Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund, Forward Tactical Growth Fund)

Exposure to the commodities markets may subject a fund to greater volatility than investing in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as natural disasters and international economic, political and regulatory developments. (Forward Commodity Long/Short Strategy Fund, Forward Managed Futures Strategy Fund)

Concentration in a particular industry will involve a greater degree of risk than a more diversified portfolio. (Forward Real Estate Long/Short Fund, Forward Select Income Fund)

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations. (Forward Credit Analysis Long/Short Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund, Forward Tactical Growth Fund)

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested. (Forward Commodity Long/Short Strategy Fund, Forward Credit Analysis Long/Short Fund, Forward Frontier Strategy Fund, Forward Global Dividend Fund, Forward Income Builder Fund, Forward International Dividend Fund, Forward Managed Futures Strategy Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund, Forward Tactical Growth Fund)

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs. (Forward Commodity Long/Short Strategy Fund, Forward Income Builder Fund, Forward Managed Futures Strategy Fund, Forward Tactical Growth Fund)

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation. (Forward Credit Analysis Long/Short Fund, Forward Frontier Strategy Fund, Forward Global Dividend Fund, Forward Income Builder Fund, Forward International Dividend Fund, Forward Real Estate Long/Short Fund, Forward Select Opportunity Fund, Forward Tactical Growth Fund)

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk. (Forward Credit Analysis Long/Short Fund, Forward Income Builder Fund)

Mortgage and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial instruments. Mortgage-backed securities are subject to, among other things, prepayment and extension risks. (Forward Commodity Long/Short Strategy Fund, Forward Income Builder Fund, Forward Managed Futures Strategy Fund)

3	December 31, 2013

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio. (Forward Commodity Long/Short Strategy Fund, Forward Credit Analysis Long/Short Fund, Forward Frontier Strategy Fund, Forward Managed Futures Strategy Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund)

Investing in the real estate industry or in real estate-related securities involves the risks associated with direct ownership of real estate which include, among other things, changes in economic conditions (e.g., interest rates), the macro real estate development market, government intervention (e.g., property taxes) or environmental disasters. These risks may also affect the value of equities that service the real estate sector. (Forward Income Builder Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund)

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund. (Forward Credit Analysis Long/Short Fund, Forward Income Builder Fund, Forward Real Estate Long/Short Fund, Forward Tactical Growth Fund)

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies. (Forward Select Opportunity Fund)

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors. (Forward Commodity Long/Short Strategy Fund, Forward Credit Analysis Long/Short Fund, Forward Managed Futures Strategy Fund, Forward Multi-Strategy Fund, Forward Real Estate Long/Short Fund, Forward Tactical Growth Fund)

There is no guarantee the companies in our portfolio will continue to pay dividends. (Forward Global Dividend Fund, Forward International Dividend Fund, Forward Multi-Strategy Fund)

Diversification does not assure profit or protect against risk.

Prior to December 23, 2013, Forward Select Opportunity Fund was named Forward Select Income Opportunity Fund.

Forward Select Opportunity Fund was launched on July 31, 2013, and has a limited operating history.

Alan Reid is a registered representative of Forward Securities, LLC.

Forward Commodity Long/Short Strategy Fund seeks long-term total return.

Forward Credit Analysis Long/Short Fund seeks to maximize total return (capital appreciation and income).

Forward Frontier Strategy Fund seeks capital growth.

Forward Global Dividend Fund seeks to achieve high total return (capital appreciation and income).

Forward Income Builder Fund seeks high current income and some stability of principal.

Forward International Dividend Fund seeks to achieve high total return (capital appreciation and income).

Forward Managed Futures Strategy Fund seeks long-term total return.

Forward Multi-Strategy Fund seeks high potential capital appreciation.

Forward Real Estate Long/Short Fund seeks total return through a combination of high current income relative to equity investment alternatives, plus long-term growth of capital.

Forward Select Income Fund seeks high current income and potential for modest long-term growth of capital.

Forward Select Opportunity Fund seeks total return through current income and long-term capital appreciation.

Forward Tactical Growth Fund’s investment objective is to produce above-average, risk-adjusted returns, in any market environment, while exhibiting less downside volatility than the S&P 500 Index.

30-Day SEC Yield is based on a 30-day period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

Correlation is a statistical measure of how two securities move in relation to each other.

Forward’s Dividend Signal strategy is an approach that targets promising growth companies and high total return as well as stable income streams via stocks that have provided a regular dividend payout.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy.

Volatility is a statistical measure of the dispersion of returns for a given security or market index.

One cannot invest directly in an index.

December 31, 2013	4

Shareholder Update	December 31, 2013

A MESSAGE FROM:	Jim O’Donnell, CFA Chief Investment Officer

Dear Shareholder:

A relatively obscure French author once opined that “there are very few monsters who warrant the fear we have of them.” This observation certainly applies to investing. A case in point is the market’s current queasiness over rising interest rates and the Fed’s pending reduction of asset purchases from its quantitative easing program. While these “monsters” loom large in our minds, I wonder whether we make these perceived threats out to be bigger than they really are.

The adage that the market climbs a wall of worry may be a cliché, but it’s one that rings true. Since July of 2012, the interest rate on the 10-year U.S. Treasury note has more than doubled—from a low of 1.38% to a recent level hovering near 3%. Over the same period, the stock market (as measured by the S&P 500 Index) staged an impressive advance in excess of 32%. This past December when the Fed made the surprise announcement that it would taper its asset purchases (despite much anxiety expressed by a whole host of market participants), the market responded by staging a sharp rally into year-end.

These market responses may seem counterintuitive to wary investors who have grown accustomed to the Fed’s low interest rate environment. But as the year wore on, a clear economic recovery began to take shape around the globe. We believe that in all likelihood this broad global economic recovery will continue to slowly build momentum in the weeks and months to come.

Nevertheless, more than a few investors will still be haunted by a fear of rising interest rates. This fear is rooted in an economic theory that postulates that the value of a stock or bond investment is tied to the investment’s future cash flows discounted by an interest rate factor related to the current interest rate environment. The theory suggests that the higher the interest rate discount factor, the lower the value of the investment. In evaluating the threat of rising rates, it is important to take a step back and pose a simple question: how bad can it get? A sober assessment of the potential damage suggests that it is not an unquantifiable open-ended threat.

Prior to July 2011 (and the beginning of the Fed’s most recent episode of quantitative easing), interest rates on the 10-year Treasury note were range-bound between 2.5% on the low end and roughly 4% on the high end. We would suggest that this prior range is a reasonable expectation for the next several years. The economy is showing few signs of inflationary threats, and higher interest rates could have some self-moderating effect. When rates on the 10-year Treasury inch up above 3.5%, they will eventually drive up mortgage rates and slow housing demand to the point where it exerts a natural drag on economic growth—thereby reducing pressure for further interest rate hikes.

Over the past 200 years, long-term interest rates have rarely risen above 7%, and there have been long periods when rates ranged between 3% and 7%. In the next five to 10 years as the economy fully recovers, perhaps that historic interest-rate range may be a reasonable expectation. But in the interim, many pension plans may have a considerable appetite for Treasurys offering yields in excess of 4%. This, too, will serve to further mitigate against a rise in rates, as rising demand for government securities tends to drive up prices, which are inversely related to interest rates.

Despite the threat of rising rates, the S&P 500 spent much of 2013 moving from one new high to the next. It managed to close the year at an all-time peak and logged its fifth best total annual return since 1970. In fact, the S&P 500 delivered about triple the average annual return that investors have come to expect from stocks. While stocks may continue to post modest gains in the near term, we believe investors should not expect a repeat of the stellar returns we witnessed in 2013. The volatility experienced in 2013 was also well below the average volatility that investors should typically expect.

While S&P 500 stocks soared, many asset classes were cast aside during 2013. Investors showed diminished appetites for real estate, international and emerging markets, equity income and alternative strategies that failed to keep pace with the torrid advance of U.S. equities. But experience has shown that there is virtue in diversification, as it is highly unlikely that any one asset class will be a perennial winner. At this stage of the game, we believe that many of 2013’s underperforming asset classes are poised to outperform in 2014 and beyond.

5	December 31, 2013

As always, we remain committed to helping our shareholders attain true portfolio diversification and achieve their long-term financial goals. Our goals include providing the transparency investors need to make important investment decisions. I invite you to review this report and the performance of the Forward Funds in 2013, and thank you for your continued confidence in us.

Sincerely,

Jim O’Donnell, CFA

Chief Investment Officer

Forward

RISKS

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

Diversification does not assure profit or protect against risk.

10-Year Treasury is a debt obligation issued by the U.S. Treasury that has a term of more than one year, but not more than 10 years.

Quantitative easing refers to a form of monetary policy used to stimulate an economy where interest rates are either at, or close to, zero.

Range-bound is when a market, interest rate or the value of a particular stock, bond, commodity or currency moves within a relatively tight range for a certain period of time.

S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy. One cannot invest directly in an index.

Volatility is a statistical measure of the dispersion of returns for a given security or market index.

Jim O’Donnell has earned the right to use the Chartered Financial Analyst designation. CFA Institute marks are trademarks owned by the CFA Institute.

Forward Funds are distributed by Forward Securities, LLC.

Not FDIC Insured | No Bank Guarantee | May Lose Value

© 2014 Forward Management, LLC. All rights reserved.

The discussions concerning the funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect performance of the funds in the future, including the portfolio managers’ outlook regarding economic, market, political and other factors relevant to investment performance. These statements are based on the portfolio managers’ expectations concerning certain future events and their expected impact on the funds, and are current only through the date on the cover of this report. Forward-looking statements are inherently uncertain and are not intended to predict the future performance of the funds. Actual events may cause adjustments in the portfolio managers’ strategies from those currently expected to be employed, and the outlook of the portfolio managers is subject to change.

December 31, 2013	6

Fund Commentary and Performance (Unaudited)

Forward Global Infrastructure Fund

As of December 31, 2013

For the year ended December 31, 2013, Forward Global Infrastructure Fund’s Class A shares (without sales load) returned 11.26%. Its benchmark, the S&P Global Infrastructure Index, returned 14.99%.

The single biggest factor affecting global equities in 2013 was the Federal Reserve’s announcement in May that it may begin tapering its bond purchases, an announcement that came sooner than the market had originally anticipated. After several months of intrigue, and bolstered by strengthening macro data, the Fed finally announced in December that it would begin tapering its monthly bond purchases by an initial $10 billion per month.

The ramifications of these actions were wide ranging and quite impactful. The 10-year Treasury yield climbed from under 2% before the Fed’s May announcement to just over 3% by year-end. Bond-like equities and sectors (high yield, low growth) that had been strong performers up until May began to reverse their performance and became notable underperformers over the remainder of the year.

Emerging market equities and their currencies were generally very poor performers, with emerging market equities registering their worst performance relative to developed markets since 1998. Japan and the U.S. turned in notably strong returns, with the U.S. market (as measured by the S&P 500 Index) managing to reach an all-time high. The returns in Europe trailed the U.S. and Japan, but were strong nonetheless as the continent has thus far managed to avoid the more negative potential scenarios, and leading indicators have turned much more positive. The good news was that the global economy appeared to strengthen throughout the year and managed to post expansionary readings (as measured by the J.P. Morgan Global Manufacturing Purchasing Managers Index) each month of the year, the first time that has happened since 2010.

The fund was affected in different ways by these factors. On the negative side, the fund held a substantial overweight to emerging market equities, which created a drag on performance. On the positive side, the fund was underweight bond-like sectors and stocks, including U.S. utilities, which helped relative performance.

Despite positive stock selection and allocation effect, the fund underperformed its benchmark due to the impact of currency. This was generally a result of the fund’s exposure to emerging market equities, with the fund’s holdings in Indonesia detracting the most from fund performance.

The fund used a limited number of covered call option strategies and warrants in 2013. However, the use of derivatives did not have a material impact on fund performance.

7	December 31, 2013

Forward Global Infrastructure Fund

Weightings by Country as a Percentage of Net Assets

as of December 31, 2013

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2013	8

Forward Global Infrastructure Fund(d)

	1 Year	5 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2013
Investor Class	11.31%	N/A	2.70%	05/02/11
Institutional Class(e)	11.69%	11.22%	1.14%	06/29/07
Class A (load adjusted)(b)	4.86%	9.58%	-0.08%	06/29/07
Class A (without load)(a)	11.26%	10.89%	0.84%	06/29/07
Class B (with CDSC)(f)	5.61%	9.83%	0.11%	06/29/07
Class B (without CDSC)(g)	10.61%	10.11%	0.11%	06/29/07
Class C (with CDSC)(h)	9.60%	10.12%	0.12%	06/29/07
Class C (without CDSC)(i)	10.60%	10.12%	0.12%	06/29/07
Advisor Class(j)	11.63%	N/A	8.12%	02/01/10

(a) Excludes sales charge.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(d) Prior to the close of business on June 12, 2009, the Forward Global Infrastructure Fund was known as the Kensington Global Infrastructure Fund.

(e) Prior to June 13, 2009, the Institutional Class was known as Class Y.

(f) Includes the contingent deferred sales charge (“CDSC”), which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(g) Excludes the contingent deferred sales charge (“CDSC”), which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(h) Includes the 1.00% contingent deferred sales charge (“CDSC”).

(i) Excludes the 1.00% contingent deferred sales charge (“CDSC”).

(j) Prior to May 1, 2013, the Advisor Class was known as Class M.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

9	December 31, 2013

Fund Commentary and Performance (Unaudited)

Forward International Real Estate Fund

As of December 31, 2013

For the year ended December 31, 2013, Forward International Real Estate Fund’s Class A shares (without sales load) returned -3.71%, and underperformed its benchmark, the FTSE EPRA/NAREIT Developed ex-U.S. Index, which returned 6.14%.

Regional performance of international real estate stocks, and their respective local currencies, varied widely in 2013 with Japan, the United Kingdom and Europe the clear outperformers while Hong Kong, Canada and most other Asian markets suffered.

The fund’s positioning was very different from that of the benchmark, as it held very little Japanese, European or United Kingdom stocks, opting instead for higher-than-usual holdings in Canada and Hong Kong. The fund took a cautious stance throughout 2013 because ground-up research led us to be skeptical of the ongoing rally in Japanese real estate stocks, as well as the prospects for a strong European recovery. Instead, we thought valuations were very attractive for “non-consensus” overweights in the historically less-volatile stocks of Canada and Hong Kong. However, this positioning led to our relative underperformance for the year, as global capital flows in 2013 favored the largest developed nations (including the U.S.) and their currencies.

Total real estate stock returns (including currency moves) were highest in Japan, the United Kingdom and Europe. By comparison, benchmark stocks generated negative total returns in Australia, Canada, Singapore and Hong Kong. The fund was helped by its Malaysian positions, which gained ground, and was also aided by its small holdings in Indonesia and Mexico, but the Philippines real estate stocks we held generated slight negative returns after a sell-off during the summer. Our cash position averaged 2.5% over the year.

Although the fund’s country selection resulted in underperformance versus the benchmark, we continued to perform very well on individual stock selections, notably adding value with our stock picks in Hong Kong, Australia and Singapore, while our Canadian picks underperformed their benchmark peers.

Many yield-oriented stocks, including our Canadian real estate investment trust (REIT) holdings, have fallen sharply since the U.S. Federal Reserve began talking in earnest about tapering its purchases of U.S. debt. It is important to note that this weakness is the consequence of “good news” in the economy, not because of deteriorating property market fundamentals or poor company-specific issues. Simply put, the stocks have suffered from a sudden investor aversion to high-dividend stocks. We think this sell-off is overdone and are happy with the attractive valuations we are seeing in Canada REITs versus the rest of the world.

We have maintained our outsized allocation to Canada as we appreciated its defensive qualities, notably attractive dividend yields, solid banking system, stocks trading at historically large discounts to asset value, favorable real estate leasing markets and a moderate gross domestic product growth outlook. We also like its lack of correlation to our other overweight—Hong Kong’s very attractively valued small- and mid-cap developers.

Japanese REITs and developers are still trading at historically high premiums to break-up value. While we appreciate that Japan is faring better lately, we don’t foresee a surge in rents, as new construction is also ramping up. We remain on the sidelines although Japan is the largest component of our benchmark, at approximately 28%.

Valuations for most of our holdings have not been this attractive since the pullback that occurred during the summer of 2011, providing a good entry point for future returns. Although we expect to see healthy returns from our investments in the next 12-36 months, please remember that volatility should be expected, especially if there are shocks to the system from global macro events in any part of the world.

December 31, 2013	10

Forward International Real Estate Fund

Weightings by Country as a Percentage of Net Assets

as of December 31, 2013

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

11	December 31, 2013

Forward International Real Estate Fund(d)

	1 Year	5 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2013
Investor Class	-3.51%	N/A	5.55%	05/02/11
Institutional Class(e)	-3.31%	15.63%	2.37%	04/28/06
Class A (load adjusted)(b)	-9.22%	13.91%	1.29%	04/28/06
Class A (without load)(a)	-3.71%	15.28%	2.08%	04/28/06
Class C (with CDSC)(f)	-5.14%	14.48%	1.36%	04/28/06
Class C (without CDSC)(g)	-4.23%	14.48%	1.36%	04/28/06
Advisor Class(h)	-3.29%	N/A	5.91%	05/02/11

(a) Excludes sales charge.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(d) Prior to close the of business on June 12, 2009, the Forward International Real Estate Fund was known as the Kensington International Real Estate Fund.

(e) Prior to June 13, 2009, the Institutional Class was known as Class Y.

(f) Includes the 1.00% contingent deferred sales charge (“CDSC”).

(g) Excludes the 1.00% contingent deferred sales charge (“CDSC”).

(h) Prior to May 1, 2013, the Advisor Class was known as Class M.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2013

12

Fund Commentary and Performance (Unaudited)

Forward Real Estate Fund

As of December 31, 2013

For the year ended December 31, 2013, Forward Real Estate Fund’s Investor Class shares returned 2.47%, matching the performance of its primary benchmark, the FTSE NAREIT Equity REITs Index. It underperformed its secondary benchmark, the S&P 500 Index, which returned 32.39%.

Concerns about higher interest rates and the continuing potential for negative impacts on income securities dominated market performance in 2013. The rapid upturn in the 10-year U.S. Treasury yield from 1.66% in May to nearly 3% by September drove down the share prices of real estate investment trusts (REITs) during 2013.

Within the fund, overweight exposure to hotels contributed significantly to performance. The pickup in the economy was most quickly reflected in hotel properties, given their very short lease cycle. These stocks entered 2013 attractively priced, and experienced rapid share price gains as the companies demonstrated earnings growth. We have selectively and profitably sold down some of these positions.

Shares of large cap, blue-chip office companies that own high-quality assets in gateway cities experienced growing profitability and share prices as technology and media companies leased additional space and rents rose considerably.

The industrial real estate sector performed well as the sector recovered far more dramatically than had been expected. Some of these stocks are now quite fully priced. Development of new warehouse buildings is occurring in key markets, which will likely slow rental growth for this sector.

Detracting sectors included multifamily. Slowing rates of growth in earnings have caused some investors to shy away from apartment companies. Some of these companies are now very attractively priced.

Although healthcare real estate holdings declined in the portfolio, the fund held an underweight allocation to the group, benefiting performance relative to the benchmark. These companies were priced quite expensively at the start of the year, and, as interest rate fears mounted, these income stocks were especially hard hit in later 2013. Generally, the bulk of the return from these holdings came from income or dividends paid, rather than from growth in earnings.

The diversified companies sector (companies that own more than one type of real estate) had some disappointing performers during 2013. However, there are now some attractively priced stocks that could be good sources of return in future periods.

While the sell-off and interest rate concerns made the second half of 2013 less rewarding from a total return standpoint, there are now many high quality companies trading at very attractive valuations included in the portfolio. Separately, we expect to see the REIT sector continue to grow substantially as new companies emerge and conduct their initial public offerings. Successful public REITs are now, in many ways, the model for future entrants in the sector.

13	December 31, 2013

Forward Real Estate Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2013

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2013	14

Forward Real Estate Fund(b)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2013
Investor Class	2.47%	14.16%	6.36%	8.32%	05/10/99
Institutional Class	2.81%	14.38%	N/A	1.53%	05/01/08
Class A (load adjusted)(c)	-3.47%	N/A	N/A	16.87%	06/12/09
Class A (without load)(d)	2.44%	N/A	N/A	18.41%	06/12/09
Class C (with CDSC)(e)	0.81%	N/A	N/A	17.58%	06/12/09
Class C (without CDSC)(f)	1.79%	N/A	N/A	17.58%	06/12/09

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Prior to January 20, 2009, the Forward Real Estate Fund was known as the Forward Progressive Real Estate Fund. Prior to October 30, 2006, the Forward Progressive Real Estate Fund was known as the Forward Uniplan Real Estate Investment Fund.

(c) Includes the effect of the maximum 5.75% sales charge.

(d) Excludes sales charge.

(e) Includes the 1.00% contingent deferred sales charge (“CDSC”).

(f) Excludes the 1.00% contingent deferred sales charge (“CDSC”).

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

15	December 31, 2013

Fund Commentary and Performance (Unaudited)

Forward Real Estate Long/Short Fund

As of December 31, 2013

For the year ended December 31, 2013, Forward Real Estate Long/Short Fund’s Class A shares (without sales load) returned 2.30%, slightly underperforming its primary benchmark, the FTSE NAREIT Composite Index, which returned 2.34%. Its secondary benchmark, the FTSE NAREIT Equity REITs Index, returned 2.47%.

Concerns about higher interest rates and the continuing potential for negative impacts on income securities dominated market performance in 2013. The rapid upturn in the 10-year U.S. Treasury yield from 1.66% in May to nearly 3% by September drove down the share prices of real estate investment trusts (REITs) during 2013.

The benefit of the fund’s ability to utilize short positions was evident when the REIT sector sold off sharply in May of 2013. The fund, which had lagged the benchmark leading up to the May sell-off, overtook the benchmark as interest rates increased over the summer, due in large part to the fund’s short positions.

Within the fund, overweight exposure to hotels contributed significantly to performance. The pickup in the economy was most quickly reflected in hotel properties, given their very short lease cycle. These stocks entered 2013 attractively priced, and experienced rapid share price gains as the companies demonstrated earnings growth. We have selectively and profitably sold down some of these positions.

Shares of large cap, blue-chip office companies that own high-quality assets in gateway cities experienced growing profitability and share prices as technology and media companies leased additional space and rents rose considerably.

The industrial real estate sector performed well as the sector recovered far more dramatically than had been expected. Some of these stocks are now quite fully priced. Development of new warehouse buildings is occurring in key markets, which will likely slow rental growth for this sector.

Detracting sectors included multifamily. Slowing rates of growth in earnings have caused some investors to shy away from apartment companies. Some of these companies are now very attractively priced.

Although healthcare real estate holdings declined in the portfolio, the fund’s underweight allocation to the group benefited performance relative to the benchmark. These companies were priced quite expensively at the start of the year, and, as interest rate fears mounted, these income stocks were especially hard hit later in 2013. Generally, the bulk of the return from these holdings comes from income or dividends paid, rather than from growth in earnings.

The diversified companies sector (companies that own more than one type of real estate) had some disappointing performers during 2013. However, there are now some attractively-priced stocks that could be good sources of return in future periods.

Over the course of the year, hedging activity detracted approximately 1.05% from the fund’s return. During the rapid run-up in share prices at the outset of 2013, lasting until late May, hedging activity detracted from performance, but this activity became a much greater contributor as the sell-off unfolded over the summer—allowing the fund to outperform the benchmark during this period.

The goal when managing the fund is to generate competitive total returns with less volatility than the benchmark. The fund seeks to achieve this goal primarily through shorting individual stocks, owning preferred stocks issued by real estate companies and occasionally owning international real estate companies when they offer exceptionally attractive valuations.

While the sell-off and rate concerns made the second half of 2013 less rewarding from a total return standpoint, there are now many high quality companies trading at very attractive valuations included in the portfolio. Separately, we expect to see the REIT sector continue to grow substantially as new companies emerge and execute their initial public offerings. Successful public REITs are now, in many ways, the model for future entrants in the sector.

December 31, 2013	16

Forward Real Estate Long/Short Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2013*

*Weightings by Sector reflect long positions and excludes securities sold short, short-term instruments and derivative instruments.

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

17	December 31, 2013

Forward Real Estate Long/Short Fund(d)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2013
Investor Class	2.37%	N/A	N/A	6.06%	05/02/11
Institutional Class	2.73%	20.57%	N/A	0.21%	04/28/06
Class A (load adjusted)(b)	-3.57%	18.78%	2.86%	9.53%	09/15/99
Class A (without load)(a)	2.30%	20.19%	3.47%	9.99%	09/15/99
Class B (with CDSC)(e)	-3.29%	19.15%	2.73%	9.20%	09/15/99
Class B (without CDSC)(f)	1.71%	19.35%	2.73%	9.20%	09/15/99
Class C (with CDSC)(g)	0.73%	19.36%	2.73%	9.20%	09/15/99
Class C (without CDSC)(h)	1.73%	19.36%	2.73%	9.20%	09/15/99
Advisor Class(i)	2.71%	N/A	N/A	6.50%	05/02/11

(a) Excludes sales charge.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(d) Prior to May 1, 2011 the Forward Real Estate Long/Short Fund was known as the Forward Strategic Realty Fund. Prior to the close of business on June 12, 2009, the Forward Strategic Realty Fund was known as the Kensington Strategic Realty Fund.

(e) Includes the contingent deferred sales charge (“CDSC”), which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(f) Excludes the contingent deferred sales charge (“CDSC”), which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(g) Includes the 1.00% contingent deferred sales charge (“CDSC”).

(h) Excludes the 1.00% contingent deferred sales charge (“CDSC”).

(i) Prior to May 1, 2013, the Advisor Class was known as Class M.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2013	18

Fund Commentary and Performance (Unaudited)

Forward Select Income Fund

As of December 31, 2013

For the year ended December 31, 2013, Forward Select Income Fund’s Class A shares (without sales load) returned 4.26% and outpaced its benchmark, the BofA Merrill Lynch Preferred Index, which returned -3.65%.

Concerns about higher interest rates and the continuing potential for negative impacts on income securities dominated market performance in 2013. The rapid upturn in the 10-year U.S. Treasury yield from 1.66% in May to nearly 3% by September drove down the share prices of real estate investment trusts (REITs) during 2013.

In this environment, the fund delivered sound results and continued to generate an attractive yield. The income generated by the fund is impacted by a number of variables, most notably yield on common stock, yield on preferred stock, fund expenses and leverage. As of year-end, the fund had approximately 13% leverage (or net debt to gross investments). The marketplace average shows yield in the REIT preferred market at approximately 7.4% and in the REIT common stock market at approximately 3.9%.

As of year-end, the fund’s portfolio was comprised of approximately 63% preferred stocks, 6% bonds and 31% common stocks. We are pleased that the fund’s returns reflect positive contribution from both of these sectors: our preferred stocks contributed about 44% of our total return and our common stocks contributed about 48%. In both categories, our gross performance outpaced relevant benchmarks in a very challenging year for publicly traded REIT investments of all types.

During 2013, the fund had over 99% of its assets in U.S. companies. An important contributor to the fund’s success was its exposure to the hotel sector. The commercial mortgage and office sectors also contributed meaningfully to the fund’s total return. The biggest detractors from fund performance during 2013 were investments in the industrial and multifamily sectors.

The fund used options, warrants and exchange-traded funds minimally throughout the year, which had no impact on fund performance.

We believe the fund is well diversified and well positioned for the future, with 132 holdings and 84 issuers across multiple commercial real estate sectors.

19	December 31, 2013

Forward Select Income Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2013

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2013	20

Forward Select Income Fund(d)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2013
Investor Class	4.33%	N/A	N/A	12.18%	10/26/11
Institutional Class	4.71%	23.63%	N/A	5.11%	04/28/06
Class A (load adjusted)(b)	-1.73%	21.72%	4.28%	8.50%	03/30/01
Class A (without load)(a)	4.26%	23.17%	4.89%	9.01%	03/30/01
Class B (with CDSC)(e)(f)	-1.10%	22.13%	4.11%	8.20%	03/30/01
Class B (without CDSC)(f)(g)	3.72%	22.31%	4.11%	8.20%	03/30/01
Class C (with CDSC)(f)(h)	2.72%	22.30%	4.11%	8.20%	03/30/01
Class C (without CDSC)(f)(i)	3.68%	22.30%	4.11%	8.20%	03/30/01
Advisor Class(j)	4.68%	N/A	N/A	12.83%	02/01/10

(a) Excludes sales charge.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(d) Prior to close of the business on June 12, 2009, the Forward Select Income Fund was known as the Kensington Select Income Fund.

(e) Includes the contingent deferred sales charge (“CDSC”), which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(f) While Class B and Class C shares were initially offered for purchase effective March 30, 2001, no shareholder activity occurred until April 13, 2001.

(g) Excludes the contingent deferred sales charge (“CDSC”), which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(h) Includes the 1.00% contingent deferred sales charge (“CDSC”).

(i) Excludes the 1.00% contingent deferred sales charge (“CDSC”).

(j) Prior to May 1, 2013, the Advisor Class was known as Class M.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

21	December 31, 2013

Fund Commentary and Performance (Unaudited)

Forward Select Opportunity Fund

As of December 31, 2013

From its inception on July 31, 2013, through December 31, 2013, Forward Select Opportunity Fund’s Institutional Class shares returned 5.19%, lagging its primary benchmark, the MSCI World Index, which returned 11.19%, but outperforming its secondary benchmark, the BofA Merrill Lynch Preferred Index, which returned -2.68%.

Concerns about higher interest rates and the continuing potential for negative impacts on income securities dominated market performance in the five months since the fund’s inception through year-end. The rapid upturn in the 10-year U.S. Treasury yield from 1.66% in May to nearly 3% by September drove down the share prices of real estate investment trusts (REITs) during 2013.

In terms of geographic distribution, 71% of the fund’s holdings are located in the United States, 26% are in the United Kingdom and Western Europe, and 3% are located in Canada. By industry, the fund has about 51% of its assets in real estate companies, 26% in financial services companies and the remainder split among energy, telecommunications, agriculture, retail and industrial companies.

Investments in U.S. property stocks contributed significantly to fund performance during the initial months following the fund’s inception. Returns were also substantially helped by our investments in banks—both common and preferred. Importantly, most of these bank investments are in companies domiciled in the U.K. and Europe. At the close of the year, the fund’s investments were focused in the U.S. and Canada (approximately 75%) and in the U.K. and Europe (approximately 25%). The biggest detractors to fund performance in 2013 were preferred stock in the insurance sector and hotel and multifamily investments in the multifamily sector.

During 2013, the fund used warrants and exchange-traded funds minimally, which had no impact on fund performance.

The fund also holds substantial cash balances, which we will employ when we find the right opportunities. Given these resources and the fund’s existing investments, we feel the fund is well diversified and well positioned for the future.

December 31, 2013	22

Forward Select Opportunity Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2013

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

23	December 31, 2013

Forward Select Opportunity Fund(b)

	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2013
Institutional Class(c)	5.19%	07/31/13
Class A (load adjusted)(c)(d)	-1.08%	07/31/13
Class A (without load)(c)(e)	4.98%	07/31/13

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Prior to December 23, 2013, the Forward Select Opportunity Fund was known as the Forward Select Income Opportunity Fund.

(c) “Since inception” performance is not annualized for a “since inception” period that is less than 1 year.

(d) Includes the effect of the maximum 5.75% sales charge.

(e) Excludes sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2013	24

Investment Glossary

Risk Disclosures

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors. (Forward Real Estate Long/Short Fund)

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund. (Forward International Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund)

Concentration in a particular industry will involve a greater degree of risk than a more diversified portfolio. (Forward Global Infrastructure Fund, Forward International Real Estate Fund, Forward Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund)

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations. (Forward Global Infrastructure Fund, Forward International Real Estate Fund, Forward Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund)

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested. (Forward Global Infrastructure Fund, Forward International Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund)

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation. (Forward Global Infrastructure Fund, Forward International Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Opportunity Fund)

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio. (Forward Global Infrastructure Fund, Forward International Real Estate Fund, Forward Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund)

Investing in the real estate industry or in real estate-related securities involves the risks associated with direct ownership of real estate which include, among other things, changes in economic conditions (e.g., interest rates), the macro real estate development market, government intervention (e.g., property taxes) or environmental disasters. These risks may also affect the value of equities that service the real estate sector. (Forward International Real Estate Fund, Forward Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund)

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund. (Forward Real Estate Long/Short Fund)

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies. (Forward Select Opportunity Fund)

Fund Benchmark Definitions

BofA Merrill Lynch Preferred Index: BofA Merrill Lynch Preferred Index is a capitalization-weighted index of preferred stock issues that is generally representative of the market for preferred securities.

FTSE EPRA/NAREIT Developed ex-US Index: FTSE EPRA/NAREIT Developed ex-US Index is designed to track the performance of listed real estate companies and REITs worldwide, excluding U.S. companies.

25	December 31, 2013

Investment Glossary

FTSE NAREIT Composite Index: FTSE NAREIT Composite Index is an unmanaged index consisting of approximately 200 Real Estate Investment Trust stocks.

FTSE NAREIT Equity REITs Index: FTSE NAREIT Equity REITs Index is representative of the tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market.

MSCI World Index: MSCI World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed markets.

S&P 500 Index: S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy.

S&P Global Infrastructure Index: S&P Global Infrastructure Index provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. The index has balanced weights across three distinct infrastructure clusters: utilities, transportation and energy.

One cannot invest directly in an index.

Definition of Terms

Correlation is a statistical measure of how two securities move in relation to each other.

Dividend yield is a financial ratio that shows how much a company pays out in dividends each year relative to its share price.

Duration is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates and is expressed as a number of years.

J.P. Morgan Global Manufacturing Purchasing Managers Index is a composite index that serves as a global economic indicator by measuring different business conditions in 24 countries, including global manufacturing output, new orders and employment across the global manufacturing sector.

Valuation is the process of determining the value of an asset or company based on earnings and the market value of assets.

Volatility is a statistical measure of the dispersion of returns for a given security or market index.

December 31, 2013

26

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2013

As a shareholder of the Forward Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of each Fund in the table provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of each Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Forward Global Infrastructure Fund	Beginning Account Value 07/01/13	Ending Account Value 12/31/13	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/13-12/31/13
Investor Class
Actual	$1,000.00	$1,116.10	1.72%	$9.17

Hypothetical	$1,000.00	$1,016.53	1.72%	$8.74
Institutional Class
Actual	$1,000.00	$1,118.50	1.41%	$7.53

Hypothetical	$1,000.00	$1,018.10	1.41%	$7.17
Class A
Actual	$1,000.00	$1,116.50	1.84%	$9.82

Hypothetical	$1,000.00	$1,015.93	1.84%	$9.35
Class B
Actual	$1,000.00	$1,112.70	2.42%	$12.89

Hypothetical	$1,000.00	$1,013.01	2.42%	$12.28
Class C
Actual	$1,000.00	$1,113.00	2.42%	$12.89

Hypothetical	$1,000.00	$1,013.01	2.42%	$12.28
Advisor Class
Actual	$1,000.00	$1,118.10	1.49%	$7.95

Hypothetical	$1,000.00	$1,017.69	1.49%	$7.58

27	December 31, 2013

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2013

Forward International Real Estate Fund	Beginning Account Value 07/01/13	Ending Account Value 12/31/13	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/13-12/31/13
Investor Class
Actual	$1,000.00	$1,000.70	1.77%	$8.93

Hypothetical	$1,000.00	$1,016.28	1.77%	$9.00
Institutional Class
Actual	$1,000.00	$1,001.60	1.47%	$7.42

Hypothetical	$1,000.00	$1,017.80	1.47%	$7.48
Class A
Actual	$1,000.00	$999.40	1.95%	$9.83

Hypothetical	$1,000.00	$1,015.38	1.95%	$9.91
Class C
Actual	$1,000.00	$996.70	2.47%	$12.43

Hypothetical	$1,000.00	$1,012.75	2.47%	$12.53
Advisor Class
Actual	$1,000.00	$1,001.40	1.49%	$7.52

Hypothetical	$1,000.00	$1,017.69	1.49%	$7.58
Forward Real Estate Fund
Investor Class
Actual	$1,000.00	$961.00	1.63%	$8.06

Hypothetical	$1,000.00	$1,016.99	1.63%	$8.29
Institutional Class
Actual	$1,000.00	$963.10	1.29%	$6.38

Hypothetical	$1,000.00	$1,018.70	1.29%	$6.56
Class A
Actual	$1,000.00	$961.00	1.69%	$8.35

Hypothetical	$1,000.00	$1,016.69	1.69%	$8.59
Class C
Actual	$1,000.00	$957.90	2.24%	$11.05

Hypothetical	$1,000.00	$1,013.91	2.24%	$11.37
Forward Real Estate Long/Short Fund
Investor Class
Actual	$1,000.00	$956.30	2.40%	$11.83

Hypothetical	$1,000.00	$1,013.11	2.40%	$12.18
Institutional Class
Actual	$1,000.00	$958.20	2.05%	$10.12

Hypothetical	$1,000.00	$1,014.87	2.05%	$10.41
Class A
Actual	$1,000.00	$955.90	2.44%	$12.03

Hypothetical	$1,000.00	$1,012.91	2.44%	$12.38

December 31, 2013

28

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2013

Forward Real Estate Long/Short Fund (continued)	Beginning Account Value 07/01/13	Ending Account Value 12/31/13	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/13-12/31/13
Class B
Actual	$1,000.00	$953.50	2.98%	$14.67

Hypothetical	$1,000.00	$1,010.18	2.98%	$15.10
Class C
Actual	$1,000.00	$953.50	3.00%	$14.77

Hypothetical	$1,000.00	$1,010.08	3.00%	$15.20
Advisor Class
Actual	$1,000.00	$957.80	2.01%	$9.92

Hypothetical	$1,000.00	$1,015.07	2.01%	$10.21
Forward Select Income Fund
Investor Class
Actual	$1,000.00	$989.60	1.79%	$8.98

Hypothetical	$1,000.00	$1,016.18	1.79%	$9.10
Institutional Class
Actual	$1,000.00	$991.30	1.46%	$7.33

Hypothetical	$1,000.00	$1,017.85	1.46%	$7.43
Class A
Actual	$1,000.00	$988.80	1.85%	$9.27

Hypothetical	$1,000.00	$1,015.88	1.85%	$9.40
Class B
Actual	$1,000.00	$986.40	2.40%	$12.02

Hypothetical	$1,000.00	$1,013.11	2.40%	$12.18
Class C
Actual	$1,000.00	$986.30	2.40%	$12.02

Hypothetical	$1,000.00	$1,013.11	2.40%	$12.18
Advisor Class
Actual	$1,000.00	$990.70	1.50%	$7.53

Hypothetical	$1,000.00	$1,017.64	1.50%	$7.63
Forward Select Opportunity Fund(c)(d)
Institutional Class
Actual	$1,000.00	$1,051.90	1.23%	$5.26

Hypothetical	$1,000.00	$1,019.00	1.23%	$6.26
Class A
Actual	$1,000.00	$1,049.80	1.73%	$7.38

Hypothetical	$1,000.00	$1,016.48	1.73%	$8.79
(a) Annualized, based on the Fund’s most recent fiscal half year expenses.

29	December 31, 2013

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2013

(b) Expenses are equal to The Fund’s annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 365.

(c) The Forward Select Opportunity Fund commenced operations on August 1, 2013. Actual expenses on this Fund are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days since the Fund launched (152), then divided by 365.

(d) Prior to December 23, 2013, the Forward Select Opportunity Fund was known as the Forward Select Income Opportunity Fund.

December 31, 2013

30

Portfolio of Investments (Note 10)

Forward Global Infrastructure Fund

Shares		Value (Note 2)

Common Stocks: 97.86%
Australia: 2.46%

890,000	NRW Holdings, Ltd.	$1,088,709

153,000	Transurban Group	934,435

		2,023,144

Austria: 1.95%

25,500	Andritz AG	1,599,319

Brazil: 2.11%

64,000	Arteris SA	516,774

49,900	Mills Estruturas e Servicos de Engenharia SA	697,977

67,500	Transmissora Alianca de Energia Electria SA	520,716

		1,735,467

Canada: 1.47%

28,000	Black Diamond Group, Ltd.	790,774

12,000	Suncor Energy, Inc.	420,692

		1,211,466

Chile: 0.99%

54,500	Enersis SA, Sponsored ADR	816,955

China: 11.28%

1,100,000	China Machinery Engineering Corp., Class H	889,442

77,000	China Shenhua Energy Co., Ltd., Class H	242,788

869,000	CIMC Enric Holdings, Ltd.	1,400,836

374,000	ENN Energy Holdings, Ltd.	2,766,065

829,000	Harbin Electric Co., Ltd., Class H	536,680

794,000	Hilong Holding, Ltd.	679,901

1,035,000	Jiangsu Expressway Co., Ltd., Class H	1,272,010

1,242,000	Shenzhen Expressway Co., Ltd., Class H	558,991

971,000	Zhejiang Expressway Co., Ltd., Class H	917,869

		9,264,582

Cyprus: 0.89%

46,000	Globaltrans Investment Plc, Sponsored GDR(a)	731,400

Czech Republic: 0.49%

15,500	CEZ AS	403,513

France: 7.26%

5,300	Aeroports de Paris	601,527

212,000	Groupe Eurotunnel SA	2,228,202

Shares		Value (Note 2)

47,700	Vinci SA	$3,131,440

		5,961,169

Germany: 3.45%

15,000	Fraport AG Frankfurt Airport Services Worldwide	1,122,369

119,390	RIB Software AG	1,182,567

3,900	Siemens AG	532,716

		2,837,652

Greece: 0.89%

54,900	Diana Shipping, Inc.(b)	729,621

Hong Kong: 6.58%

84,229	China Water Affairs Group, Ltd.	31,175

1,201,104	COSCO Pacific, Ltd.	1,648,085

953,750	First Pacific Co., Ltd.	1,084,827

1,558,000	Guangdong Investment, Ltd.	1,522,979

2,139,000	Yuexiu Transport Infrastructure, Ltd.	1,119,939

		5,407,005

Indonesia: 6.23%

24,080,000	Bekasi Fajar Industrial Estate Tbk PT(b)	880,493

4,118,000	Express Transindo Utama Tbk PT(b)	494,025

316,500	Indocement Tunggal Prakarsa Tbk PT	520,131

3,824,000	Jasa Marga Persero Tbk PT	1,484,667

941,500	Perusahaan Gas Negara Tbk PT	346,197

515,000	Semen Indonesia Persero Tbk PT	598,788

360,500	Tambang Batubara Bukit Asam Tbk PT	302,145

2,789,500	Telekomunikasi Indonesia Tbk PT	492,804

		5,119,250

Italy: 5.63%

114,840	Ansaldo STS SpA	1,240,190

115,500	Danieli & C. Officine Meccaniche SpA	2,582,027

81,274	Societa Iniziative Autostradali Servizi SpA	806,702

		4,628,919

Japan: 10.37%

3,700	East Japan Railway Co.	294,426

166,000	Fujitec Co., Ltd.	2,154,800

142,000	Hitachi, Ltd.	1,073,326

See Notes to Financial Statements	31	December 31, 2013

Portfolio of Investments (Note 10)

Forward Global Infrastructure Fund

Shares		Value (Note 2)

Japan (continued): 10.37%

56,400	Inpex Corp.	$721,937

29,500	KDDI Corp.	1,812,411

32,300	Kurita Water Industries, Ltd.	669,249

34,000	Maeda Road Construction Co., Ltd.	557,573

231,000	Sankyu, Inc.	899,345

68,000	Tokyo Gas Co., Ltd.	334,479

		8,517,546

Malaysia: 0.42%

126,000	Malaysia Airports Holdings Bhd	346,207

Mexico: 2.81%

51,500	America Movil SAB de CV, ADR, Series L	1,203,556

249,000	OHL Mexico SAB de CV(b)	637,542

39,200	Promotora Operador Infrastructure SAB de CV(b)	468,424

		2,309,522

Netherlands: 1.14%

20,500	Ziggo NV	936,305

Norway: 1.12%

1,421,000	Vard Holdings, Ltd.(b)	917,719

Philippines: 0.57%

203,100	International Container Terminal Services, Inc.	466,765

Poland: 0.54%

98,000	Enea SA	441,171

Russia: 0.50%

6,500	Lukoil OAO, Sponsored ADR	410,280

Singapore: 0.83%

157,000	SembCorp Industries, Ltd.	683,014

South Korea: 1.01%

3,814	SK Telecom Co., Ltd.	831,212

Switzerland: 2.60%

67,500	ABB, Ltd.	1,776,694

610	Flughafen Zuerich AG	356,611

		2,133,305

Taiwan: 0.93%

117,000	Cleanaway Co., Ltd.	763,551

Shares		Value (Note 2)

Thailand: 1.61%

781,000	Bangkok Expressway Pcl	$796,211

104,358	PTT Exploration & Production Pcl	528,777

		1,324,988

Turkey: 1.90%

270,571	Enka Insaat ve Sanayi AS	757,952

345,000	Tekfen Holding AS	804,305

		1,562,257

United States: 19.83%

3,100	CF Industries Holdings, Inc.	722,424

22,400	Chesapeake Utilities Corp.	1,344,448

20,000	Cloud Peak Energy, Inc.(b)	360,000

6,000	CME Group, Inc.	470,760

11,200	Compass Minerals International, Inc.	896,560

33,000	CSX Corp.	949,410

20,400	Digital Realty Trust, Inc.	1,002,048

16,900	Eaton Corp. Plc	1,286,428

34,400	Freeport-McMoRan Copper & Gold, Inc., Class B	1,298,256

135,000	McDermott International, Inc.(b)	1,236,600

15,300	Norfolk Southern Corp.	1,420,299

6,000	Parker Hannifin Corp.	771,840

71,200	Peabody Energy Corp.	1,390,536

34,700	Quanta Services, Inc.(b)	1,095,132

18,800	Schnitzer Steel Industries, Inc., Class A	614,196

5,300	Targa Resources Corp.	467,301

24,934	Williams Cos., Inc.	961,704

		16,287,942

	Total Common Stocks (Cost $67,544,690)	80,401,246

	Total Investments: 97.86% (Cost $67,544,690)	80,401,246

	Net Other Assets and Liabilities: 2.14%	1,757,052

	Net Assets: 100.00%	$82,158,298

Percentages are stated as a percent of net assets.

(a) Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold by the issuer in the United States without either an

December 31, 2013	32	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Global Infrastructure Fund

effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At period end, the aggregate market value of those securities was $731,400 representing 0.89% of net assets.

(b) Non-income producing security.

Investment Abbreviations:

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

See Notes to Financial Statements	33	December 31, 2013

Portfolio of Investments (Note 10)

Forward International Real Estate Fund

Shares		Value (Note 2)

Common Stocks: 94.34%
Australia: 10.40%

852,580	Aspen Group	$1,202,801

91,000	Charter Hall Group	296,576

2,467,418	Cromwell Property Group	2,148,071

2,867,740	Dexus Property Group	2,573,399

1,500,000	Federation Centres, Ltd.	3,134,069

310,000	Goodman Group	1,309,255

2,613,796	Mirvac Group	3,920,869

103,111	Peet, Ltd.(a)	124,291

300,000	Westfield Group	2,702,799

		17,412,130

Canada: 23.11%

77,900	Boardwalk REIT	4,389,094

99,380	Brookfield Canada Office Properties	2,488,593

345,100	Canadian Apartment Properties REIT	6,903,625

550,200	Dundee Industrial REIT	4,583,921

466,100	Dundee REIT, Class A	12,645,801

268,100	H&R REIT	5,401,120

605,975	Holloway Lodging Corp.	2,270,445

18,000	Royal Host, Inc.(a)	23,130

		38,705,729

China: 2.40%

600,000	China Resources Land, Ltd.	1,487,175

500,000	Guangzhou R&F Properties Co., Ltd., Class H	731,207

42,119,000	Lai Fung Holdings, Ltd.	1,064,612

1,500,000	Yuexiu Property Co., Ltd.	369,473

1,500,000	Yuzhou Properties Co., Ltd.	373,341

		4,025,808

France: 1.89%

15,000	Gecina SA	1,981,634

22,706	Societe Fonciere Lyonnaise SA	1,189,808

		3,171,442

Hong Kong: 35.54%

5,784,000	Asia Orient Holdings, Ltd.	1,312,799

23,870,000	Asia Standard Hotel Group, Ltd.	3,047,509

9,336,000	Asia Standard International Group, Ltd.	2,299,596

Shares		Value (Note 2)

110,600	China Motor Bus Co., Ltd.	$927,099

6,200,000	Chuang’s Consortium International, Ltd.	839,534

375,944,116	CSI Properties, Ltd.	15,999,066

7,671,000	Dorsett Hospitality International, Ltd.	1,602,597

80,250	Kerry Logistics Network, Ltd.(a)	114,047

160,500	Kerry Properties, Ltd.	556,782

113,656,000	Lai Sun Development(a)	3,078,003

16,750,000	Magnificent Estates	799,234

1,683,000	New World Development Co., Ltd.	2,124,830

1,380,000	Regal REIT	396,864

1,162,000	Safety Godown Co., Ltd.	1,531,491

2,086,000	Sino Land Co., Ltd.	2,851,528

3,226,000	Soundwill Holdings, Ltd.	6,123,921

348,000	Sun Hung Kai Properties, Ltd.	4,413,783

4,631,000	Sunlight REIT	1,791,651

1,100,000	Swire Properties, Ltd.	2,780,393

11,294,000	Wing Tai Properties, Ltd.	6,932,855

		59,523,582

Italy: 0.60%

1,500,000	Beni Stabili SpA	1,011,143

Malaysia: 0.45%

1,303,500	Pavilion REIT	509,382

524,800	Tower REIT	240,330

		749,712

Mexico: 0.47%

410,352	Concentradora Fibra Danhos SA de CV(a)	788,866

Netherlands: 3.77%

108,446	Corio NV	4,859,855

31,989	VastNed Retail NV	1,451,585

		6,311,440

Norway: 1.31%

1,830,342	Norwegian Property ASA	2,193,888

Philippines: 3.36%

16,563,000	Empire East Land Holdings, Inc.(a)	343,332

13,000,000	Filinvest Land, Inc.	413,001

December 31, 2013	34	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward International Real Estate Fund

Shares		Value (Note 2)

Philippines (continued): 3.36%

19,467,000	Global-Estate Resorts, Inc.(a)	$592,135

11,000,000	Megaworld Corp.	803,019

11,000,000	Rockwell Land Corp.	369,290

8,148,000	Shang Properties, Inc.	586,557

1,300,000	Starmalls, Inc.(a)	106,033

20,534,000	Vista Land & Lifescapes, Inc.	2,405,831

		5,619,198

Poland: 0.10%

69,374	Globe Trade Centre SA(a)	171,078

Singapore: 4.28%

500,000	CapitaCommercial Trust	574,508

300,000	CapitaMall Trust	452,870

100,000	Keppel Land, Ltd.	264,670

2,000,000	Mapletree Commercial Trust	1,885,970

1,555,000	Sabana Shari’ah Compliant Industrial REIT	1,330,798

3,890,000	Starhill Global REIT	2,419,787

152,700	Wing Tai Holdings, Ltd.	237,771

		7,166,374

Spain: 2.66%

72,371	Melia Hotels International SA	929,403

157,000	NH Hoteles SA(a)	925,499

500,000	Sacyr SA(a)	2,591,141

		4,446,043

Sweden: 0.55%

21,397	Fabege AB	255,493

50,000	Hufvudstaden AB, Class A	669,714

		925,207

Shares		Value (Note 2)

United Kingdom: 3.45%

150,000	Great Portland Estates Plc	$1,487,878

403,000	Hammerson Plc	3,350,103

90,000	Shaftesbury Plc	934,457

		5,772,438

	Total Common Stocks (Cost $160,935,442)	157,994,078

	Total Investments: 94.34% (Cost $160,935,442)	157,994,078

	Net Other Assets and Liabilities: 5.66%	9,473,068

	Net Assets: 100.00%	$167,467,146

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

Investment Abbreviations:

REIT — Real Estate Investment Trust

See Notes to Financial Statements	35	December 31, 2013

Portfolio of Investments (Note 10)

Forward Real Estate Fund

Shares		Value (Note 2)

Common Stocks: 94.47%
Information Technology Services: 0.96%

4,200	Equinix, Inc.(a)	$745,290

Real Estate Operating/Development: 0.96%

38,877	Forest City Enterprises, Inc., Class A(a)	742,551

REITs-Apartments: 20.17%

18,120	American Campus Communities, Inc.	583,645

13,500	Apartment Investment & Management Co., Class A	349,785

13,766	Associated Estates Realty Corp.	220,944

35,358	AvalonBay Communities, Inc.	4,180,376

4,600	BRE Properties, Inc.	251,666

18,633	Camden Property Trust	1,059,845

91,323	Campus Crest Communities, Inc.	859,349

84,800	Equity Residential	4,398,577

3,000	Essex Property Trust, Inc.	430,530

14,500	Home Properties, Inc.	777,490

10,000	Mid-America Apartment Communities, Inc.	607,400

4,000	Post Properties, Inc.	180,920

82,900	Trade Street Residential, Inc.	524,757

49,600	UDR, Inc.	1,158,160

		15,583,444

REITs-Diversified: 6.78%

57,700	Armada Hoffler Properties, Inc.	535,456

14,309	Cousins Properties, Inc.	147,383

63,861	Investors Real Estate Trust	547,927

38,966	Lexington Realty Trust	397,843

29,400	Liberty Property Trust	995,778

18,172	Vornado Realty Trust	1,613,492

5,279	Washington REIT	123,317

79,855	Winthrop Realty Trust	882,398

		5,243,594

REITs-Healthcare: 7.80%

30,400	HCP, Inc.	1,104,128

31,500	Health Care REIT, Inc.	1,687,455

20,700	Medical Properties Trust, Inc.	252,954

20,218	Senior Housing Properties Trust	449,446

Shares		Value (Note 2)

44,235	Ventas, Inc.	$2,533,781

		6,027,764

REITs-Hotels: 7.26%

7,834	Chatham Lodging Trust	160,205

15,300	Chesapeake Lodging Trust	386,937

30,217	DiamondRock Hospitality Co.	349,006

22,800	Hospitality Properties Trust	616,284

115,892	Host Hotels & Resorts, Inc.	2,252,941

151,591	Strategic Hotels & Resorts, Inc.(a)	1,432,535

45,895	Summit Hotel Properties, Inc.	413,055

		5,610,963

REITs-Office Property: 16.90%

7,392	Alexandria Real Estate Equities, Inc.	470,279

27,700	BioMed Realty Trust, Inc.	501,924

34,194	Boston Properties, Inc.	3,432,052

12,500	Brandywine Realty Trust	176,125

84,666	Digital Realty Trust, Inc.	4,158,793

5,700	Douglas Emmett, Inc.	132,753

57,100	Franklin Street Properties Corp.	682,345

18,800	Government Properties Income Trust	467,180

7,150	Hudson Pacific Properties, Inc.	156,371

3,900	Kilroy Realty Corp.	195,702

29,100	Mack-Cali Realty Corp.	625,068

36,970	Parkway Properties, Inc.	713,151

14,699	SL Green Realty Corp.	1,357,894

		13,069,637

REITs-Regional Malls: 12.99%

46,500	General Growth Properties, Inc.	933,255

20,200	Macerich Co.	1,189,578

52,076	Simon Property Group, Inc.	7,923,884

		10,046,717

REITs-Shopping Centers: 7.91%

13,300	Agree Realty Corp.	385,966

14,700	AmREIT, Inc.	246,960

47,000	Brixmor Property Group, Inc.	955,510

December 31, 2013	36	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Real Estate Fund

Shares		Value (Note 2)

REITs-Shopping Centers (continued) : 7.91%

11,700	Developers Diversified Realty Corp.	$179,829

78,083	Excel Trust, Inc.	889,365

12,946	Federal Realty Investment Trust	1,312,855

32,903	Kimco Realty Corp.	649,834

80,000	Kite Realty Group Trust	525,600

14,139	Retail Opportunity Investments Corp.	208,126

5,100	Tanger Factory Outlet Centers, Inc.	163,302

3,200	Taubman Centers, Inc.	204,544

29,500	Whitestone REIT, Class B	394,415

		6,116,306

REITs-Specialized: 0.67%

12,000	CoreSite Realty Corp.	386,280

13,700	Glimcher Realty Trust	128,232

		514,512

REITs-Storage: 6.58%

14,800	Extra Space Storage, Inc.	623,524

23,900	Public Storage, Inc.	3,597,428

13,300	Sovran Self Storage, Inc.	866,761

		5,087,713

REITs-Warehouse/Industrial: 5.49%

7,423	First Industrial Realty Trust, Inc.	129,531

43,590	First Potomac Realty Trust	506,952

83,096	ProLogis	3,070,397

7,900	STAG Industrial, Inc.	161,081

21,200	Terreno Realty Corp.	375,240

		4,243,201

	Total Common Stocks (Cost $66,143,936)	73,031,692

Shares		Value (Note 2)

Rights: 0.03%
REITs-Apartments: 0.03%

82,900	Trade Street Residential, Inc., Rights, Strike Price $6.33 (expiring 01/09/14)(a)	$24,870

	Total Rights (Cost $0)	24,870

	Total Investments: 94.50% (Cost $66,143,936)	73,056,562

	Net Other Assets and Liabilities: 5.50%	4,255,883

	Net Assets: 100.00%	$77,312,445

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

Investment Abbreviations:

REIT — Real Estate Investment Trust

See Notes to Financial Statements	37	December 31, 2013

Portfolio of Investments (Note 10)

Forward Real Estate Long/Short Fund

Shares		Value (Note 2)

Common Stocks: 107.87%
Hotels & Motels: 0.23%

75,000	Overseas Union Enterprise, Ltd.	$148,580

Information Technology Services: 1.43%

5,300	Equinix, Inc.(a)	940,485

Real Estate Operating/Development: 5.48%

21,020,000	CSI Properties, Ltd.	894,549

49,430	Forest City Enterprises, Inc., Class A(a)(b)	944,113

102,000	Great Eagle Holdings, Ltd.	349,238

75,000	Hysan Development Co., Ltd.	323,047

226,000	Soundwill Holdings, Ltd.	429,016

14,000	Sun Hung Kai Properties, Ltd.	177,566

28,020	Terreno Realty Corp.	495,954

		3,613,483

REITs-Apartments: 22.91%

24,202	American Campus Communities, Inc.(b)	779,546

14,500	Apartment Investment & Management Co., Class A(b)	375,695

15,488	Associated Estates Realty Corp.	248,582

32,042	AvalonBay Communities, Inc.(b)	3,788,326

17,800	Camden Property Trust(b)	1,012,464

76,008	Campus Crest Communities, Inc.(b)	715,235

78,100	Equity Residential(b)	4,051,047

5,000	Essex Property Trust, Inc.(b)	717,550

22,100	Home Properties, Inc.(b)	1,185,002

7,000	Post Properties, Inc.(b)	316,610

87,000	Trade Street Residential, Inc.	550,710

58,308	UDR, Inc.(b)	1,361,492

		15,102,259

REITs-Diversified: 10.39%

64,200	Armada Hoffler Properties, Inc.	595,776

16,000	Astro Japan Property Group	49,288

28,991	Cousins Properties, Inc.	298,607

94,634	Investors Real Estate Trust	811,960

67,834	Lexington Realty Trust(b)	692,585

29,400	Liberty Property Trust	995,778

10,000	Spirit Realty Capital, Inc.	98,300

19,237	Vornado Realty Trust(b)	1,708,053

8,900	Washington REIT	207,904

Shares		Value (Note 2)

125,932	Winthrop Realty Trust(b)	$1,391,549
		6,849,800

REITs-Healthcare: 6.26%

32,900	Health Care REIT, Inc.(b)	1,762,453

25,900	Medical Properties Trust, Inc.	316,498

24,066	Senior Housing Properties Trust(b)	534,987

26,464	Ventas, Inc.(b)	1,515,858
		4,129,796

REITs-Hotels: 6.85%

27,400	Chesapeake Lodging Trust(b)	692,946

20,983	DiamondRock Hospitality Co.(b)	242,354

13,700	Hospitality Properties Trust	370,311

80,215	Host Hotels & Resorts, Inc.(b)	1,559,379

138,140	Strategic Hotels & Resorts, Inc.(a)	1,305,423

38,206	Summit Hotel Properties, Inc.(b)	343,854
		4,514,267

REITs-Mortgage: 4.15%

112,970	Arbor Realty Trust, Inc.	752,380

26,300	Blackstone Mortgage Trust, Inc., Class A	713,519

43,932	iStar Financial, Inc.(a)(b)	626,910

23,300	Starwood Property Trust, Inc.	645,410
		2,738,219

REITs-Office Property: 21.57%

7,958	Alexandria Real Estate Equities, Inc.(b)	506,288

12,300	BioMed Realty Trust, Inc.	222,876

20,251	Boston Properties, Inc.(b)	2,032,593

28,300	Brandywine Realty Trust(b)	398,747

78,400	Digital Realty Trust, Inc.(b)	3,851,008

25,000	Dundee REIT, Class A	678,277

8,162	DuPont Fabros Technology, Inc.	201,683

87,300	Franklin Street Properties Corp.	1,043,235

21,400	Government Properties Income Trust(b)	531,790

23,500	HCP, Inc.(b)	853,520

11,265	Hudson Pacific Properties, Inc.(b)	246,366

8,400	Kilroy Realty Corp.(b)	421,512

48,600	Mack-Cali Realty Corp.(b)	1,043,928

47,431	Parkway Properties, Inc.	914,944

13,801	SL Green Realty Corp.(b)	1,274,936

		14,221,703

December 31, 2013	38	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Real Estate Long/Short Fund

Shares		Value (Note 2)

REITs-Regional Malls: 10.76%

75,900	General Growth Properties, Inc.(b)	$1,523,313

31,700	Macerich Co.(b)	1,866,813

24,318	Simon Property Group, Inc.(b)	3,700,227

		7,090,353

REITs-Shopping Centers: 9.20%

22,239	AmREIT, Inc.	373,615

59,302	Brixmor Property Group, Inc.	1,205,611

23,300	DDR Corp.(b)	358,121

46,923	Excel Trust, Inc.	534,453

7,989	Federal Realty Investment Trust(b)	810,164

38,497	Kimco Realty Corp.(b)	760,316

43,776	Kite Realty Group Trust	287,608

24,361	Retail Opportunity Investments Corp.(b)	358,594

10,600	Tanger Factory Outlet Centers, Inc.(b)	339,412

42,700	Westfield Group	384,698

49,000	Whitestone REIT, Class B	655,130

		6,067,722

REITs-Storage: 3.50%

13,600	Public Storage(b)	2,047,072

4,000	Sovran Self Storage, Inc.	260,680

		2,307,752

REITs-Warehouse/Industrial: 5.14%

66,200	Dundee Industrial REIT	551,537

50,607	First Potomac Realty Trust(b)	588,559

60,856	ProLogis, Inc.(b)	2,248,629

		3,388,725

	Total Common Stocks (Cost $59,162,517)	71,113,144

Convertible Preferred Stocks: 2.02%
REITs-Hotels: 2.02%

55,000	FelCor Lodging Trust, Inc. Series A, 1.950%(b)	1,333,750

	Total Convertible Preferred Stocks (Cost $434,436)	1,333,750

Shares		Value (Note 2)

Preferred Stocks: 9.82%
Financials-Mortgage: 1.10%

30,000	KKR Financial Holdings Llc Series A, 7.375%(b)	$723,000

REITs-Healthcare: 1.15%

32,400	Sabra Health Care REIT, Inc. Series A, 7.125%	760,104

REITs-Hotels: 1.70%

25,700	Ashford Hospitality Trust, Inc. Series D, 8.450%(b)	645,584

21,900	Summit Hotel Properties, Inc. Series C, 7.125%	473,916

		1,119,500

REITs-Mortgage: 2.82%

31,466	iStar Financial, Inc. Series G, 7.650%(b)	718,683

30,000	NorthStar Realty Finance Corp. Series D, 8.500%(b)	698,700

20,000	RAIT Financial Trust Series A, 7.750%	448,000

		1,865,383

REITs-Shopping Centers: 2.56%

35,000	Kite Realty Group Trust Series A, 8.250%(b)	883,750

5,000	Saul Centers, Inc. Series C, 6.875%(b)	110,900

30,000	Urstadt Biddle Properties, Inc. Series F, 7.125%	690,900

		1,685,550

REITs-Specialized: 0.49%

15,000	Digital Realty Trust, Inc. Series E, 7.000%	325,650

	Total Preferred Stocks (Cost $6,266,371)	6,479,187

Rights: 0.04%

87,000	Trade Street Residential, Inc., Rights, Strike Price $6.33 (expiring 01/09/14)(a)	26,100

	Total Rights (Cost $0)	26,100

See Notes to Financial Statements	39	December 31, 2013

Portfolio of Investments (Note 10)

Forward Real Estate Long/Short Fund

Contracts		Value (Note 2)

Options Purchased: 0.04%

21	American Realty Capital Properties, Inc., Expires March 2014 at $12.50 Put	$1,155

100	Annaly Capital Management, Inc., Expires February 2014 at $10.00 Put	3,900

67	CommonWealth REIT, Expires January 2014 at $25.00 Put	12,730

200	iShares® US Real Estate ETF, Expires January 2014 at $62.00 Put	6,000

61	MGIC Investment Corp., Expires January 2014 at $6.00 Put	92

40	Starwood Hotels & Resorts Worldwide, Inc., Expires January 2014 at $62.50 Put	100

	Total Options Purchased (Cost $111,796)	23,977
Principal Amount

Corporate Bonds: 0.66%
REITs-Mortgage: 0.66%

	iStar Financial, Inc., Sr. Unsec. Notes

$390,000	7.125%, 02/15/18	431,925

	Total Corporate Bonds (Cost $390,362)	431,925

	Total Investments: 120.45% (Cost $66,365,482)	79,408,083

	Net Other Assets and Liabilities: (20.45)%	(13,482,773)

	Net Assets: 100.00%	$65,925,310

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) Security, or portion of security, is being held as collateral for short sales, options written or the line(s) of credit. At period end, the aggregate market value of those securities was $44,289,494, representing 67.18% of net assets.

Schedule of Securities Sold Short
Shares	Description	Value (Note 2)
Common Stocks

(10,000)	CubeSmart	$(159,400)

(10,000)	Duke Realty Corp.	(150,400)

(5,000)	Lennar Corp., Class A	(197,800)

(10,000)	Marriott International, Inc., Class A	(493,600)

(5,000)	Pennsylvania REIT	(94,900)

(2,500)	Rayonier, Inc.	(105,250)

(10,000)	Regency Centers Corp.	(463,000)

(6,000)	Sherwin-Williams Co.	(1,101,000)

(3,800)	Standard Pacific Corp.	(34,390)

(10,000)	Umpqua Holdings Corp.	(191,400)

(15,000)	Wyndham Worldwide Corp.	(1,105,350)
Exchange-Traded Funds

(25,000)	iShares® Dow Jones U.S. Real Estate Index Fund	(1,577,250)

(10,000)	SPDR® S&P® Homebuilders ETF	(333,000)

	Total Securities Sold Short (Proceeds $4,596,098)	$(6,006,740)

Schedule of Options Written
Contracts	Description	Value (Note 2)

(400)	iStar Financial, Inc., Expires January 2014 at $12.00 Call	$(94,000)

	Total Options Written (Proceeds $31,039)	$(94,000)

Investment Abbreviations:

ETF —  Exchange-Traded Fund

REIT — Real Estate Investment Trust

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depositary Receipts

Sr. — Senior

Unsec. — Unsecured

See Notes to Financial Statements	40	December 31, 2013

Portfolio of Investments (Note 10)

Forward Select Income Fund

Shares		Value (Note 2)

Common Stocks: 34.98%
Medical-Nursing Homes: 1.16%

607,000	Brookdale Senior Living, Inc.(a)(b)	$16,498,260

REITs-Apartments: 3.58%

1,588,800	Associated Estates Realty Corp.(a)	25,500,240

2,040,000	Campus Crest Communities, Inc.	19,196,400

970,000	Trade Street Residential, Inc.	6,140,100

		50,836,740

REITs-Diversified: 6.42%

1,070,000	Armada Hoffler Properties, Inc.(a)	9,929,600

550,000	First Potomac Realty Trust	6,396,500

2,710,000	Lexington Realty Trust(a)	27,669,100

150,045	Liberty Property Trust	5,082,024

2,500,000	Spirit Realty Capital, Inc.(a)	24,575,000

475,000	Whitestone REIT, Class B	6,350,750

1,018,400	Winthrop Realty Trust(a)	11,253,320

		91,256,294

REITs-Healthcare: 3.21%

1,100,000	Healthcare Realty Trust, Inc.	23,441,000

850,000	Sabra Health Care REIT, Inc.(a)	22,219,000

		45,660,000

REITs-Hotels: 4.22%

1,400,000	Chatham Lodging Trust(a)	28,630,000

565,220	Hospitality Properties Trust(a)	15,277,897

1,700,000	Strategic Hotels & Resorts, Inc.(a)(b)	16,065,000

		59,972,897

REITs-Mortgage: 0.48%

525,700	Ares Commercial Real Estate Corp.	6,886,670

REITs-Office Property: 6.94%

750,000	BioMed Realty Trust, Inc.	13,590,000

920,000	Digital Realty Trust, Inc.	45,190,400

1,454,600	Franklin Street Properties Corp.	17,382,470

1,050,000	Mack-Cali Realty Corp.	22,554,000

		98,716,870

REITs-Residential: 0.97%

234,000	American Homes 4 Rent, Class A	3,790,800

Shares		Value (Note 2)

350,000	American Homes 4 Rent, Class A(b)(c)	$5,670,000

250,000	American Residential Properties, Inc.(b)(c)	4,290,000

		13,750,800

REITs-Shopping Centers: 3.05%

980,000	AmREIT, Inc.	16,464,000

1,230,000	Excel Trust, Inc.(a)	14,009,700

875,000	Retail Opportunity Investments Corp.	12,880,000

		43,353,700

REITs-Warehouse/Industrial: 4.95%

2,195,000	STAG Industrial, Inc.(a)	44,756,050

2,853,300	Summit Hotel Properties, Inc.(a)	25,679,700

		70,435,750

	Total Common Stocks (Cost $474,527,507)	497,367,981

Limited Partnerships: 0.72%
Pipelines: 0.61%

140,000	Oiltanking Partners LP	8,689,800

Real Estate Operating/Development: 0.11%

75,787	Brookfield Property Partners LP(b)	1,511,193

	Total Limited Partnerships (Cost $10,318,127)	10,200,993

Convertible Preferred Stocks: 7.58%
REITs-Diversified: 0.95%

303,428	Lexington Realty Trust Series C, 6.500%(a)	13,517,717

REITs-Hotels: 2.01%

1,177,888	FelCor Lodging Trust, Inc. Series A, 1.950%(a)	28,563,784

REITs-Office Property: 1.31%

910,982	CommonWealth REIT Series D, 6.500%(a)	18,684,241

REITs-Shopping Centers: 1.69%

400,000	Excel Trust, Inc. Series A, 7.000%(a)(c)	9,700,000

245,700	Ramco-Gershenson Properties Trust Series D, 7.250%(a)	14,378,364

		24,078,364

See Notes to Financial Statements	41	December 31, 2013

Portfolio of Investments (Note 10)

Forward Select Income Fund

Shares		Value (Note 2)

REITs-Specialized: 1.62%

248,700	EPR Properties Series C, 5.750%(a)	$5,085,915

644,101	Series E, 9.000%(a)	17,880,244

		22,966,159

	Total Convertible Preferred Stocks (Cost $83,084,557)	107,810,265

Preferred Stocks: 64.94%
Insurance: 0.14%

94,202	Maiden Holdings North America Ltd., Sr. Unsec. Notes 7.750%	1,949,039

Oil, Gas & Consumable Fuels: 0.57%

63,800	Goodrich Petroleum Corp. Series D, 9.750%	1,547,788

45,000	GreenHunter Resources, Inc. Series C, 10.000%	848,250

220,000	TravelCenters of America Llc 8.250%	5,759,600

		8,155,638

Other: 0.33%

182,723	Vanguard Natural Resources Llc Series A, 7.875%	4,706,944

Real Estate Management/Services: 0.49%

286,750	Kennedy-Wilson, Inc. 7.750%	6,993,833

REITs-Apartments: 3.76%

120,000	Apartment Investment & Management Co. Series Z, 7.000%	3,017,400

238,947	Campus Crest Communities, Inc. Series A, 8.000%	5,901,991

361,200	Equity Residential Series K, 8.290%(a)	21,536,550

277,795	Essex Property Trust, Inc. Series H, 7.125%(a)	7,119,886

630,000	UMH Properties, Inc. Series A, 8.250%(a)	15,844,500

		53,420,327

Shares		Value (Note 2)

REITs-Diversified: 4.58%

332,989	Cousins Properties, Inc. Series B, 7.500%(a)	$8,374,673

350,000	Duke Realty Corp. Series L, 6.600%(a)	7,927,500

412,000	Investors Real Estate Trust Series B, 7.950%	10,625,480

520,000	Winthrop Realty Trust 7.750%	13,104,000

950,000	Series D, 9.250%	25,089,500

		65,121,153

REITs-Healthcare: 2.08%

1,260,000	Sabra Healthcare REIT, Inc. Series A, 7.125%	29,559,600

REITs-Hotels: 13.03%

210,600	Ashford Hospitality Trust, Inc. Series A, 8.550%(a)	5,317,650

1,502,300	Series D, 8.450%(a)	37,737,776

683,000	Series E, 9.000%(a)	18,106,330

400,000	Chesapeake Lodging Trust Series A, 7.750%	9,836,000

1,399,574	FelCor Lodging Trust, Inc. Series C, 8.000%(a)	34,009,648

722,589	Hersha Hospitality Trust Series B, 8.000%(a)	18,202,017

275,000	Series C, 6.875%	6,393,750

242,652	LaSalle Hotel Properties Series G, 7.250%(a)	5,743,573

120,000	Series H, 7.500%	2,947,200

471,979	Pebblebrook Hotel Trust Series A, 7.875%(a)	11,785,316

145,000	Series B, 8.000%(a)	3,630,800

237,888	Summit Hotel Properties, Inc. Series B, 7.875%	5,671,250

362,500	Series C, 7.125%	7,844,500

727,592	Sunstone Hotel Investors, Inc. Series D, 8.000%(a)	18,189,800

		185,415,610

December 31, 2013	42	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Select Income Fund

Shares		Value (Note 2)

REITs-Industrial: 0.95%

600,000	CoreSite Realty Corp. Series A, 7.250%	$13,548,000

REITs-Manufactured Homes: 1.06%

657,290	Equity Lifestyle Properties, Inc. Series C, 6.750%(a)	15,101,238

REITs-Mortgage: 7.45%

1,075,000	Colony Financial, Inc. Series A, 8.500%	26,875,000

484,011	iStar Financial, Inc. Series D, 8.000%(a)	11,410,559

961,299	Series E, 7.875%(a)	22,465,558

567,811	Series F, 7.800%(a)	12,906,344

848,247	Series G, 7.650%(a)	19,373,961

566,552	Series I, 7.500%(a)	12,855,065

		105,886,487

REITs-Office Property: 8.30%

102,798	Alexandria Real Estate Equities, Inc. Series D, 7.000%(a)	2,580,230

10,425	Corporate Office Properties Trust Series H, 7.500%	252,806

200,000	Series L, 7.375%	4,708,000

118,000	Digital Realty Trust, Inc. Series E, 7.000%	2,561,780

497,989	Series F, 6.625%	10,248,614

1,369,000	DuPont Fabros Technology, Inc. Series A, 7.875%(a)	32,773,859

567,850	Series B, 7.625%(a)	12,929,945

2,624	Highwoods Properties, Inc. Series A, 8.625%	2,996,116

935,686	Hudson Pacific Properties, Inc. Series B, 8.375%(a)	24,753,573

406,280	Prologis, Inc. Series Q, 8.540%(a)	22,020,376

100,000	SL Green Realty Corp. Series I, 6.500%	2,131,000

		117,956,299

REITs-Regional Malls: 5.15%

1,389,109	CBL & Associates Properties, Inc. Series D, 7.375%(a)	32,991,340

Shares		Value (Note 2)

210,622	General Growth Properties, Inc. Series A, 6.375%	$4,244,033

450,000	Glimcher Realty Trust 6.875%	9,720,000

845,473	Series G, 8.125%(a)	21,162,189

138,361	Series H, 7.500%	3,194,755

100,000	Taubman Centers, Inc. Series K, 6.250%	1,985,000

		73,297,317

REITs-Residential: 1.32%

220,000	American Homes 4 Rent Series A, 5.000%	5,497,800

250,000	Series B, 5.000%	6,230,000

300,000	Sun Communities, Inc. Series A, 7.125%	7,110,000

		18,837,800

REITs-Shopping Centers: 9.88%

350,000	Cedar Realty Trust, Inc. Series B, 7.250%	8,050,000

420,710	DDR Corp. Series H, 7.375%(a)	10,517,750

755,500	Excel Trust, Inc. Series B, 8.125%	19,605,225

520,000	Inland Real Estate Corp. Series A, 8.125%(a)	13,286,000

565,000	Kite Realty Group Trust Series A, 8.250%(a)	14,266,250

123,000	Pennsylvania REIT Series A, 8.250%	3,108,210

28,000	Series B, 7.375%	664,440

250,000	Retail Properties of America, Inc. Series A, 7.000%	5,275,000

264,251	Saul Centers, Inc. Series A, 8.000%(a)	6,804,463

410,000	Series C, 6.875%	9,093,800

481,400	Urstadt Biddle Properties, Inc. Series D, 7.500%(a)	11,890,580

810,000	Series F, 7.125%(a)	18,654,300

619,784	Weingarten Realty Investors Series F, 6.500%(a)	14,025,712

See Notes to Financial Statements	43	December 31, 2013

Portfolio of Investments (Note 10)

Forward Select Income Fund

Shares		Value (Note 2)

REITs-Shopping Centers (continued): 9.88%

250,000	Weingarten Realty Investors, Sr. Notes 8.100%(a)	$5,192,500

		140,434,230

REITs-Specialized: 0.30%

200,000	EPR Properties Series F, 6.625%	4,238,000

REITs-Warehouse/Industrial: 5.55%

13,600	First Industrial Realty Trust, Inc. Series F, 6.236%	11,908,500

993,750	First Potomac Realty Trust Series A, 7.750%(a)	23,999,062

432,050	Monmouth Real Estate Investment Corp. Series A, 7.625%(a)	10,844,455

473,028	Series B, 7.875%	11,768,937

275,000	STAG Industrial, Inc. Series A, 9.000%	7,287,500

200,000	Series B, 6.625%	4,166,000

279,171	Summit Hotel Properties, Inc. Series A, 9.250%	7,534,825

60,000	Terreno Realty Corp. Series A, 7.750%	1,470,000

		78,979,279

	Total Preferred Stocks (Cost $854,927,887)	923,600,794

Rights: 0.02%
REITs-Apartments: 0.02%

970,000	Trade Street Residential, Inc., Rights, Strike Price $6.33 (expiring 01/09/14)(b)	291,000

	Total Rights (Cost $0)	291,000

Contracts

Options Purchased: 0.04%
1,618	JC Penney Co., Inc., Expires January 2015 at $10.00 Put	509,670

	Total Options Purchased (Cost $246,280)	509,670

Principal Amount		Value (Note 2)

Contingent Convertible Securities: 1.53%
Banks: 0.41%

$5,820,000	Zions Bancorporation, Jr. Sub. Notes, Series J 7.200%, Perpetual Maturity(d)(e)	$5,878,200

Department Stores: 1.12%

21,810,000	JC Penney Corp., Inc., Sr. Unsec. Notes 7.625%, 03/01/97	15,812,250

	Total Contingent Convertible Securities (Cost $21,916,550)	21,690,450

Corporate Bonds: 5.96%
Department Stores: 1.61%

3,000,000	JC Penney Corp., Inc., Sr. Unsec. Notes 6.375%, 10/15/36	2,257,500

27,475,000	7.400%, 04/01/37	20,606,250

		22,863,750

Real Estate Management/Services: 0.56%

8,000,000	BR Malls International Finance, Ltd., Gtd. Notes 8.500%, Perpetual Maturity(a)(c)(e)	7,983,040

REITs-Mortgage: 2.26%

10,500,000	iStar Financial, Inc., Sr. Unsec. Notes 9.000%, 06/01/17	12,350,625

17,810,000	7.125%, 02/15/18	19,724,575

		32,075,200

REITs-Specialized: 0.73%

10,000,000	CNL Lifestyle Properties, Inc., Sr. Unsec. Notes 7.250%, 04/15/19	10,350,000

Retail-Toy Store: 0.80%

10,910,000	Toys R Us — Delaware, Inc., First Lien Notes 7.375%, 09/01/16(c)	10,091,750

$1,285,000	Toys R Us Property Co., II Llc, First Lien Notes 8.500%, 12/01/17	1,329,975

		11,421,725

	Total Corporate Bonds (Cost $81,534,140)	84,693,715

	Total Investments: 115.77% (Cost $1,526,555,048)	1,646,164,868

	Net Other Assets and Liabilities: (15.77)%	(224,197,397)

	Net Assets: 100.00%	$1,421,967,471

December 31, 2013	44	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Select Income Fund

Percentages are stated as a percent of net assets.

(a) Security, or portion of security, is being held as collateral for option contracts or the line(s) of credit. At period end, the aggregate market value of those securities was $674,179,402, representing 47.41% of net assets.

(b) Non-income producing security.

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $37,734,790, representing 2.65% of net assets.

(d) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2013.

(e) This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

Investment Abbreviations:

Gtd. — Guaranteed

Jr. — Junior

LP — Limited Partnership

REIT — Real Estate Investment Trust

Sr. — Senior

Sub. — Subordinated

Unsec. — Unsecured

See Notes to Financial Statements	45	December 31, 2013

Portfolio of Investments (Note 10)

Forward Select Opportunity Fund

Shares		Value (Note 2)

Common Stocks: 57.88%
Banks: 14.32%

165,000	Barclays Plc	$743,058

9,000	BNP Paribas SA	701,403

14,000	Deutsche Bank AG	667,836

12,000	Societe Generale SA	696,987

90,000	UniCredit SpA	666,116

		3,475,400

Chemicals: 2.72%

20,000	Potash Corp. of Saskatchewan, Inc.	659,200

Manufacturing: 1.20%

12,000	ThyssenKrupp AG(a)	292,035

Medical-Nursing Homes: 2.52%

22,500	Brookdale Senior Living, Inc.(a)	611,550

Other: 2.71%

25,000	Vivendi SA	658,791

Real Estate Management/Services: 2.09%

13,991	Consolidated-Tomoka Land Co.	507,733

REITs-Apartments: 3.56%

70,000	America First Multifamily Investors LP	442,400

45,000	Campus Crest Communities, Inc.	423,450

		865,850

REITs-Diversified: 8.17%

32,900	Digital Realty Trust, Inc.	1,616,048

11,000	Whitestone REIT, Class B	147,070

20,000	Winthrop Realty Trust	221,000

		1,984,118

REITs-Healthcare: 2.53%

127,900	Skilled Healthcare Group, Inc., Class A(a)	615,199

REITs-Hotels: 7.26%

10,600	Ashford Hospitality Prime, Inc.	192,920

53,000	Ashford Hospitality Trust, Inc.	438,840

70,000	Strategic Hotels & Resorts, Inc.(a)	661,500

52,000	Summit Hotel Properties, Inc.	468,000

		1,761,260

Shares		Value (Note 2)

REITs-Mortgage: 2.70%

50,000	Ares Commercial Real Estate Corp.	$655,000

REITs-Office Property: 0.89%

10,000	Mack-Cali Realty Corp.	214,800

REITs-Residential: 2.69%

38,000	American Residential Properties, Inc.(a)	652,080

REITs-Single Tenant: 3.04%

75,000	Spirit Realty Capital, Inc.	737,250

Telecommunications: 1.48%

20,000	Cablevision Systems Corp., Class A	358,600

	Total Common Stocks (Cost $13,699,765)	14,048,866

Preferred Stocks: 16.68%
Banks: 3.18%

	First Republic Bank

30,000	7.000%	771,300

Energy: 3.66%

20,000	Gastar Exploration USA, Inc. Series B, 10.750%	511,000

20,000	GreenHunter Resources, Inc. Series C, 10.000%	377,000

		888,000

Financials: 1.77%

6,500	Citigroup, Inc. Series J, 7.125%	168,610

10,000	Morgan Stanley Series E, 7.125%	261,400

		430,010

Oil, Gas & Consumable Fuels: 0.52%

5,200	Goodrich Petroleum Corp. Series D, 9.750%	126,152

Re-insurance: 2.30%

27,000	Maiden Holdings North America Ltd., Sr. Unsec. Notes 7.750%	558,630

REITs-Hotels: 1.01%

10,100	FelCor Lodging Trust, Inc. Series C, 8.000%	245,430

December 31, 2013	46	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Select Opportunity Fund

Shares		Value (Note 2)

REITs-Regional Malls: 0.42%

5,000	General Growth Properties, Inc. Series A, 6.375%	$100,750

REITs-Residential: 3.82%

27,220	American Homes 4 Rent Series A, 5.000%	680,228

10,000	Campus Crest Communities, Inc. Series A, 8.000%	247,000

		927,228

	Total Preferred Stocks (Cost $4,029,592)	4,047,500

Principal Amount

Contingent Convertible Securities: 3.24%
Banks: 0.75%

$180,000	Zions Bancorporation, Jr. Sub. Notes, Series J 7.200%, Perpetual Maturity(b)(c)	181,800

Commercial Banks: 2.49%

600,000	Societe Generale SA, Jr. Sub. Notes 7.875%, Perpetual Maturity(b)(c)(d)	604,350

	Total Contingent Convertible Securities (Cost $779,700)	786,150

Corporate Bonds: 3.71%
Department Stores: 3.71%

1,200,000	JC Penney Corp., Inc., Sr. Unsec. Notes 7.400%, 04/01/37	900,000

	Total Corporate Bonds (Cost $794,797)	900,000

	Total Investments: 81.51% (Cost $19,303,854)	19,782,516

	Net Other Assets and Liabilities: 18.49%	4,486,749

	Net Assets: 100.00%	$24,269,265

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2013.

(c) This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(d) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $604,350, representing 2.49% of net assets.

Investment Abbreviations:

Jr. — Junior

REIT — Real Estate Investment Trust

Sr. — Senior

Sub. — Subordinated

Unsec. — Unsecured

See Notes to Financial Statements	47	December 31, 2013

Statement of Assets and Liabilities

	Forward Global Infrastructure Fund	Forward International Real Estate Fund	Forward Real Estate Fund
Assets:
Investments, at value	$80,401,246	$157,994,078	$73,056,562
Cash	2,316,742	9,724,562	3,776,661
Foreign currency, at value (Cost $0, $75,962 and $0, respectively)	0	75,962	0
Receivable for investments sold	0	1,019,895	159,294
Receivable for shares sold	47,716	175,750	111,292
Receivable due from custodian	0	10,837	0
Interest and dividends receivable	115,174	801,220	444,179
Other assets	23,177	21,127	15,666

Total Assets	82,904,055	169,823,431	77,563,654

Liabilities:
Payable for investments purchased	408,448	1,003,949	0
Payable for shares redeemed	161,949	1,056,173	135,442
Payable to advisor	62,224	150,147	53,449
Payable for distribution and service fees	21,289	45,955	23,706
Payable to trustees	103	89	29
Payable for chief compliance officer fee	433	928	406
Payable to ReFlow (Note 2)	2,018	9,088	0
Payable for legal and audit fees	22,589	21,456	19,068
Accrued expenses and other liabilities	66,704	68,500	19,109

Total Liabilities	745,757	2,356,285	251,209

Net Assets	$82,158,298	$167,467,146	$77,312,445

Net Assets Consist of:
Paid-in capital (Note 7)	$135,385,401	$309,776,383	$71,806,614
Accumulated net investment income/(loss)	(337,636)	(1,730,313)	38,346
Accumulated net realized loss on investments, written option contracts and foreign currency transactions	(65,747,460)	(137,636,651)	(1,445,141)
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	12,857,993	(2,942,273)	6,912,626

Total Net Assets	$82,158,298	$167,467,146	$77,312,445

Investments, at Cost	$67,544,690	$160,935,442	$66,143,936

Pricing of Shares
Investor Class:
Net Asset Value, offering and redemption price per share	$23.17	$15.65	$14.73
Net Assets	$11,217,156	$51,393,376	$59,219,485
Shares of beneficial interest outstanding	484,178	3,284,515	4,021,384
Institutional Class:
Net Asset Value, offering and redemption price per share	$23.32	$15.61	$13.06
Net Assets	$39,347,488	$64,484,013	$9,624,899
Shares of beneficial interest outstanding	1,687,496	4,130,429	737,068
Class A:
Net Asset Value, offering and redemption price per share	$23.29	$15.68	$14.61
Net Assets	$22,523,509	$33,912,813	$6,351,470
Shares of beneficial interest outstanding	967,221	2,162,475	434,857
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$24.71	$16.64	$15.50

December 31, 2013	48	See Notes to Financial Statements

Statement of Assets and Liabilities

	Forward Global Infrastructure Fund (continued)	Forward International Real Estate Fund (continued)	Forward Real Estate Fund (continued)
Class B:
Net Asset Value, offering and redemption price per share	$23.21	—	—
Net Assets	$1,288,368	—	—
Shares of beneficial interest outstanding	55,506	—	—
Class C:
Net Asset Value, offering and redemption price per share	$23.25	$15.71	$14.73
Net Assets	$7,349,584	$14,420,747	$2,116,591
Shares of beneficial interest outstanding	316,079	917,887	143,677
Advisor Class:
Net Asset Value, offering and redemption price per share	$23.30	$15.60	—
Net Assets	$432,193	$3,256,197	—
Shares of beneficial interest outstanding	18,551	208,668	—

See Notes to Financial Statements	49	December 31, 2013

Statement of Assets and Liabilities

	Forward Real Estate Long/Short Fund	Forward Select Income Fund	Forward Select Opportunity Fund
Assets:
Investments, at value	$79,408,083	$1,646,164,868	$19,782,516
Cash	0	35,506,510	4,210,307
Foreign currency, at value (Cost $11,175, $0 and $0, respectively)	11,157	0	0
Deposit with broker for securities sold short	7,732,953	3,570,968	0
Receivable for investments sold	417,470	8,561,115	152,015
Receivable for shares sold	13,058	1,284,335	15,367
Interest and dividends receivable	457,394	13,377,508	122,189
Other assets	22,944	64,002	13,002

Total Assets	88,063,059	1,708,529,306	24,295,396

Liabilities:
Securities sold short (Proceeds $4,596,098, $0 and $0, respectively)	6,006,740	0	0
Options written, at value (Premiums received $31,039, $0 and $0, respectively)	94,000	0	0
Payable on loan (Note 2)	13,862,574	278,195,210	0
Payable for interest due on loan (Note 2)	20,537	188,715	0
Payable for dividend expense on short sales	2,800	0	0
Payable to custodian	4,599	0	0
Payable for investments purchased	0	1,230,000	0
Payable for shares redeemed	2,006,546	4,825,178	0
Payable to advisor	58,201	1,233,414	1,450
Payable for distribution and service fees	29,485	505,520	6,515
Payable to trustees	44	997	0
Payable for chief compliance officer fee	374	7,760	124
Payable to ReFlow (Note 2)	3,774	0	0
Payable for legal and audit fees	23,597	64,795	14,395
Accrued expenses and other liabilities	24,478	310,246	3,647

Total Liabilities	22,137,749	286,561,835	26,131

Net Assets	$65,925,310	$1,421,967,471	$24,269,265

Net Assets Consist of:
Paid-in capital (Note 7)	$224,985,661	$1,296,149,943	$23,644,523
Accumulated net investment loss	(103,099)	0	(1,988)
Accumulated net realized gain/(loss) on investments, securities sold short, written option contracts and foreign currency transactions	(170,526,243)	6,207,708	148,068
Net unrealized appreciation on investments, securities sold short, written option contracts and translation of assets and liabilities in foreign currencies	11,568,991	119,609,820	478,662

Total Net Assets	$65,925,310	$1,421,967,471	$24,269,265

Investments, at Cost	$66,365,482	$1,526,555,048	$19,303,854

Pricing of Shares
Investor Class:
Net Asset Value, offering and redemption price per share	$27.29	$23.50	—
Net Assets	$736,257	$98,755,970	—
Shares of beneficial interest outstanding	26,979	4,203,240	—
Institutional Class:
Net Asset Value, offering and redemption price per share	$28.12	$23.53	$26.06
Net Assets	$14,926,431	$494,495,248	$9,748,514
Shares of beneficial interest outstanding	530,768	21,018,280	374,065

December 31, 2013	50	See Notes to Financial Statements

Statement of Assets and Liabilities

	Forward Real Estate Long/Short Fund (continued)	Forward Select Income Fund (continued)	Forward Select Opportunity Fund (continued)
Class A:
Net Asset Value, offering and redemption price per share	$27.35	$23.56	$26.05
Net Assets	$30,581,852	$540,263,983	$14,520,751
Shares of beneficial interest outstanding	1,117,979	22,926,938	557,377
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$29.02	$25.00	$27.64
Class B:
Net Asset Value, offering and redemption price per share	$27.20	$23.32	—
Net Assets	$1,643,405	$8,687,787	—
Shares of beneficial interest outstanding	60,415	372,580	—
Class C:
Net Asset Value, offering and redemption price per share	$27.14	$23.10	—
Net Assets	$17,094,978	$264,263,189	—
Shares of beneficial interest outstanding	629,949	11,438,709	—
Advisor Class:
Net Asset Value, offering and redemption price per share	$28.14	$23.52	—
Net Assets	$942,387	$15,501,294	—
Shares of beneficial interest outstanding	33,487	658,990	—

See Notes to Financial Statements	51	December 31, 2013

Statement of Operations

For the Year Ended December 31, 2013

	Forward Global Infrastructure Fund	Forward International Real Estate Fund	Forward Real Estate Fund
Investment Income:
Interest	$4,913	$2,337	$2,764
Dividends	5,093,518	7,110,155	1,354,417
Foreign taxes withheld	(438,572)	(692,364)	0

Total Investment Income	4,659,859	6,420,128	1,357,181

Expenses:
Investment advisory fee	1,343,894	1,675,002	450,016
Administration fee	96,609	101,781	34,722
Custodian fee	43,925	49,261	2,529
Legal and audit fees	54,009	65,396	34,850
Transfer agent fee	165,035	140,476	49,974
Trustees’ fees and expenses	15,290	19,158	5,874
Registration/filing fees	73,970	88,851	45,561
Reports to shareholder and printing fees	33,719	33,863	18,256
Recoupment of past waived fees by advisor (Note 3)	5,286	45,843	—
Distribution and service fees
Investor Class	147,419	69,048	145,286
Institutional Class	22,786	25,107	2,655
Class A	99,489	226,925	31,336
Class B	14,068	—	—
Class C	76,808	157,906	23,489
Advisor Class	575	2,814	—
Chief compliance officer fee	8,248	9,499	2,995
ReFlow fees (Note 2)	49,289	44,700	269
Other	17,584	13,843	5,812

Total Expenses	2,268,003	2,769,473	853,624

Net Investment Income:	2,391,856	3,650,655	503,557

Net realized gain on investments	9,458,278	11,016,913	3,757,314
Net realized gain on written option contracts	115,390	0	0
Net realized loss on foreign currency	(6,397,949)	(5,806,040)	0
Net change in unrealized appreciation/(depreciation) on investments	2,956,404	(14,056,111)	(4,290,111)
Net change in unrealized depreciation on written option contracts	(107,375)	0	0
Net change in unrealized appreciation on translation of assets and liabilities in foreign currency transactions	10,277	9,402	0

Net Realized and Unrealized Gain/(Loss) on Investments, Written Option Contracts and Foreign Currency Translations	6,035,025	(8,835,836)	(532,797)

Net Increase/(Decrease) in Net Assets Resulting From Operations	$8,426,881	$(5,185,181)	$(29,240)

December 31, 2013	52	See Notes to Financial Statements

Statement of Operations

For the Year Ended December 31, 2013

	Forward Real Estate Long/Short Fund	Forward Select Income Fund	Forward Select Opportunity Fund(a)(b)
Investment Income:
Interest	$41,715	$10,808,185	$28,446
Dividends	2,544,640	84,548,500	139,685
Foreign taxes withheld	(9,731)	(51,786)	(142)

Total Investment Income	2,576,624	95,304,899	167,989

Expenses:
Interest and commitment fees on loan	266,031	2,691,892	—
Dividend expense on short sales	240,627	—	—
Investment advisory fee	783,095	17,523,905	61,949
Interest on short sales	—	10,791	—
Administration fee	52,070	769,322	4,816
Custodian fee	10,546	30,787	1,744
Legal and audit fees	46,188	313,266	36,010
Transfer agent fee	76,368	1,230,299	1,281
Trustees’ fees and expenses	8,837	195,738	947
Registration/filing fees	59,583	166,293	19,791
Reports to shareholder and printing fees	17,777	245,710	6,824
Distribution and service fees
Investor Class	13,500	362,436	—
Institutional Class	5,431	196,453	1,748
Class A	152,924	3,012,455	14,842
Class B	21,514	102,451	—
Class C	192,003	3,046,888	—
Advisor Class	1,248	8,591	—
Chief compliance officer fee	4,379	97,364	383
ReFlow fees (Note 2)	16,465	96,900	—
Other	8,856	135,496	945

Total expenses before waiver	1,977,442	30,237,037	151,280
Less fees waived/reimbursed by investment advisor (Note 3)	0	0	(60,857)

Total Net Expenses	1,977,442	30,237,037	90,423

Net Investment Income:	599,182	65,067,862	77,566

Net realized gain on investments	12,142,291	147,567,587	241,384
Net realized gain/(loss) on securities sold short	(1,213,148)	3,659,784	0
Net realized gain on written option contracts	54,669	0	0
Net realized loss on foreign currency	(117,063)	0	(1,977)
Net change in unrealized appreciation/(depreciation) on investments	(10,168,242)	(138,289,638)	478,662
Net change in unrealized appreciation on securities sold short	666,050	8,183	0
Net change in unrealized depreciation on written option contracts	(62,961)	0	0
Net change in unrealized appreciation on translation of assets and liabilities in foreign currency transactions	3,765	0	0

Net Realized and Unrealized Gain on Investments, Securities Sold Short, Written Option Contracts and Foreign Currency Translations	1,305,361	12,945,916	718,069

Net Increase in Net Assets Resulting From Operations	$1,904,543	$78,013,778	$795,635

(a) The Forward Select Opportunity Fund commenced operations on August 1, 2013.

(b) Prior to December 23, 2013, the Forward Select Opportunity Fund was known as the Forward Select Income Opportunity Fund.

See Notes to Financial Statements	53	December 31, 2013

Statement of Changes in Net Assets

	Forward Global Infrastructure Fund
	Year Ended December 31, 2013(a)	Year Ended December 31, 2012
Operations:
Net investment income	$2,391,856	$1,778,477
Net realized gain on investments	9,458,278	6,815,393
Net realized gain on written option contracts	115,390	137,591
Net realized loss on foreign currency transactions	(6,397,949)	(25,124)
Net change in unrealized appreciation on investments, written option contracts and translation of assets and liabilities in foreign currencies	2,859,306	8,926,055

Net increase in net assets resulting from operations	8,426,881	17,632,392

Distributions to Shareholders:
From net investment income
Investor Class	(562,592)	(69,589)
Institutional Class	(940,950)	(1,505,315)
Class A	(191,203)	(356,743)
Class B	(7,069)	(16,857)
Class C	(40,120)	(74,664)
Advisor Class	(13,445)	(27,416)

Total distributions	(1,755,379)	(2,050,584)

Share Transactions:
Investor Class
Proceeds from sale of shares	60,716,900	33,296,444
Issued to shareholders in reinvestment of distributions	137,054	69,536
Cost of shares redeemed	(77,362,295)	(6,933,048)

Net increase/(decrease) from share transactions	(16,508,341)	26,432,932

Institutional Class
Proceeds from sale of shares	63,846,357	40,841,664
Issued to shareholders in reinvestment of distributions	782,478	1,501,404
Cost of shares redeemed	(118,738,222)	(34,801,268)

Net increase/(decrease) from share transactions	(54,109,387)	7,541,800

Class A
Proceeds from sale of shares	2,412,850	1,968,237
Issued to shareholders in reinvestment of distributions	160,237	305,985
Cost of shares redeemed	(6,133,413)	(8,888,235)

Net decrease from share transactions	(3,560,326)	(6,614,013)

Class B
Issued to shareholders in reinvestment of distributions	6,307	13,481
Cost of shares redeemed	(459,900)	(855,589)

Net decrease from share transactions	(453,593)	(842,108)

Class C
Proceeds from sale of shares	385,911	606,475
Issued to shareholders in reinvestment of distributions	37,220	66,756
Cost of shares redeemed	(2,020,220)	(1,847,050)

Net decrease from share transactions	(1,597,089)	(1,173,819)

December 31, 2013	54	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Global Infrastructure Fund (continued)
	Year Ended December 31, 2013(a)	Year Ended December 31, 2012
Advisor Class
Proceeds from sale of shares	431,939	3,703,919
Issued to shareholders in reinvestment of distributions	5,041	27,294
Cost of shares redeemed	(3,728,639)	(433,377)

Net increase/(decrease) from share transactions	(3,291,659)	3,297,836

Net increase/(decrease) in net assets	$(72,848,893)	$44,224,436

Net Assets:
Beginning of period	155,007,191	110,782,755

End of period (including accumulated net investment loss of $(337,636) and $(206,742), respectively)	$82,158,298	$155,007,191

Changes in Shares Outstanding:
Investor Class
Sold	2,805,928	1,630,430
Distributions reinvested	6,832	3,361
Redeemed	(3,622,182)	(341,314)

Net increase/(decrease) in shares outstanding	(809,422)	1,292,477

Institutional Class
Sold	2,967,644	2,035,059
Distributions reinvested	38,833	80,110
Redeemed	(5,604,476)	(1,713,046)

Net increase/(decrease) in shares outstanding	(2,597,999)	402,123

Class A
Sold	110,554	97,956
Distributions reinvested	7,944	16,569
Redeemed	(280,653)	(440,508)

Net decrease in shares outstanding	(162,155)	(325,983)

Class B
Distributions reinvested	313	736
Redeemed	(21,020)	(42,136)

Net decrease in shares outstanding	(20,707)	(41,400)

Class C
Sold	17,631	30,009
Distributions reinvested	1,843	3,638
Redeemed	(92,404)	(91,975)

Net decrease in shares outstanding	(72,930)	(58,328)

Advisor Class
Sold	19,976	183,268
Distributions reinvested	250	1,453
Redeemed	(176,735)	(21,586)

Net increase/(decrease) in shares outstanding	(156,509)	163,135

(a) Prior to May 1, 2013, the Forward Global Infrastructure Fund Advisor Class was known as the Forward Global Infrastructure Fund Class M.

See Notes to Financial Statements	55	December 31, 2013

Statement of Changes in Net Assets

	Forward International Real Estate Fund
	Year Ended December 31, 2013(a)	Year Ended December 31, 2012
Operations:
Net investment income	$3,650,655	$1,968,550
Net realized gain on investments	11,016,913	9,473,739
Net realized loss on foreign currency transactions	(5,806,040)	(581,763)
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	(14,046,709)	15,872,556

Net increase/(decrease) in net assets resulting from operations	(5,185,181)	26,733,082

Distributions to Shareholders:
From net investment income
Investor Class	(2,327,730)	(460,498)
Institutional Class	(4,627,505)	(3,266,599)
Class A	(2,175,771)	(4,340,733)
Class C	(804,027)	(826,301)
Advisor Class	(234,629)	(80,026)

Total distributions	(10,169,662)	(8,974,157)

Share Transactions:
Investor Class
Proceeds from sale of shares	70,381,315	12,588,677
Issued to shareholders in reinvestment of distributions	729,042	429,541
Cost of shares redeemed	(30,689,851)	(1,123,674)

Net increase from share transactions	40,420,506	11,894,544

Institutional Class
Proceeds from sale of shares	77,311,276	62,066,246
Issued to shareholders in reinvestment of distributions	821,054	905,353
Cost of shares redeemed	(68,098,330)	(8,181,501)

Net increase from share transactions	10,034,000	54,790,098

Class A
Proceeds from sale of shares	31,820,738	53,002,164
Issued to shareholders in reinvestment of distributions	2,053,581	4,158,476
Cost of shares redeemed	(71,007,092)	(13,693,485)

Net increase/(decrease) from share transactions	(37,132,773)	43,467,155

Class C
Proceeds from sale of shares	7,954,419	3,545,238
Issued to shareholders in reinvestment of distributions	743,825	763,162
Cost of shares redeemed	(5,299,120)	(2,648,486)

Net increase from share transactions	3,399,124	1,659,914

Advisor Class
Proceeds from sale of shares	11,222,219	5,132,902
Issued to shareholders in reinvestment of distributions	118,580	79,590
Cost of shares redeemed	(9,156,171)	(3,674,598)

Net increase from share transactions	2,184,628	1,537,894

Net increase in net assets	$3,550,642	$131,108,530

Net Assets:
Beginning of period	163,916,504	32,807,974

End of period (including accumulated net investment loss of $(1,730,313) and $(2,195,709), respectively)	$167,467,146	$163,916,504

December 31, 2013	56	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward International Real Estate Fund (continued)
	Year Ended December 31, 2013(a)	Year Ended December 31, 2012
Changes in Shares Outstanding:
Investor Class
Sold	4,287,215	735,097
Distributions reinvested	46,928	25,328
Redeemed	(1,746,376)	(66,159)

Net increase in shares outstanding	2,587,767	694,256

Institutional Class
Sold	4,538,416	3,767,088
Distributions reinvested	52,865	54,882
Redeemed	(4,114,895)	(519,289)

Net increase in shares outstanding	476,386	3,302,681

Class A
Sold	1,780,920	3,208,348
Distributions reinvested	131,673	252,372
Redeemed	(4,057,919)	(845,311)

Net increase/(decrease) in shares outstanding	(2,145,326)	2,615,409

Class C
Sold	448,960	214,475
Distributions reinvested	47,616	46,943
Redeemed	(316,215)	(172,895)

Net increase in shares outstanding	180,361	88,523

Advisor Class
Sold	627,583	299,958
Distributions reinvested	7,639	4,736
Redeemed	(524,230)	(207,659)

Net increase in shares outstanding	110,992	97,035

(a) Prior to May 1, 2013, the Forward International Real Estate Fund Advisor Class was known as the Forward International Real Estate Fund Class M.

See Notes to Financial Statements	57	December 31, 2013

Statement of Changes in Net Assets

	Forward Real Estate Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations:
Net investment income	$503,557	$282,015
Net realized gain on investments	3,757,314	3,715,280
Net change in unrealized appreciation/(depreciation) on investments	(4,290,111)	2,205,349

Net increase/(decrease) in net assets resulting from operations	(29,240)	6,202,644

Distributions to Shareholders:
From net investment income
Investor Class	(345,313)	(190,470)
Institutional Class	(99,719)	(25,408)
Class A	(47,527)	(60,017)
Class C	(4,510)	(3,793)
From net realized gains on investments
Investor Class	(1,939,092)	—
Institutional Class	(359,807)	—
Class A	(215,959)	—
Class C	(69,706)	—

Total distributions	(3,081,633)	(279,688)

Share Transactions:
Investor Class
Proceeds from sale of shares	56,263,014	5,172,720
Issued to shareholders in reinvestment of distributions	2,161,056	185,136
Cost of shares redeemed	(22,411,182)	(7,996,659)

Net increase/(decrease) from share transactions	36,012,888	(2,638,803)

Institutional Class
Proceeds from sale of shares	9,655,108	4,166,574
Issued to shareholders in reinvestment of distributions	310,931	15,948
Cost of shares redeemed	(4,205,310)	(726,369)

Net increase from share transactions	5,760,729	3,456,153

Class A
Proceeds from sale of shares	548,242	180,846
Issued to shareholders in reinvestment of distributions	245,877	53,478
Cost of shares redeemed	(1,343,180)	(1,603,671)

Net decrease from share transactions	(549,061)	(1,369,347)

Class C
Proceeds from sale of shares	258,505	157,556
Issued to shareholders in reinvestment of distributions	69,936	3,541
Cost of shares redeemed	(369,990)	(519,801)

Net decrease from share transactions	(41,549)	(358,704)

Net increase in net assets	$38,072,134	$5,012,255

Net Assets:
Beginning of period	39,240,311	34,228,056

End of period (including accumulated net investment income of $38,346 and $31,858, respectively)	$77,312,445	$39,240,311

December 31, 2013	58	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Real Estate Fund (continued)
	Year Ended December 31, 2013	Year Ended December 31, 2012
Changes in Shares Outstanding:
Investor Class
Sold	3,638,678	365,834
Distributions reinvested	146,114	12,912
Redeemed	(1,473,062)	(567,894)

Net increase/(decrease) in shares outstanding	2,311,730	(189,148)

Institutional Class
Sold	685,030	321,428
Distributions reinvested	23,627	1,242
Redeemed	(305,298)	(56,349)

Net increase in shares outstanding	403,359	266,321

Class A
Sold	33,792	12,960
Distributions reinvested	16,725	3,770
Redeemed	(86,549)	(113,883)

Net decrease in shares outstanding	(36,032)	(97,153)

Class C
Sold	16,506	10,988
Distributions reinvested	4,745	252
Redeemed	(23,672)	(36,444)

Net decrease in shares outstanding	(2,421)	(25,204)

See Notes to Financial Statements	59	December 31, 2013

Statement of Changes in Net Assets

	Forward Real Estate Long/Short Fund
	Year Ended December 31, 2013(a)	Year Ended December 31, 2012
Operations:
Net investment income	$599,182	$461,256
Net realized gain on investments	12,142,291	7,948,894
Net realized loss on securities sold short	(1,213,148)	(316,139)
Net realized gain on written option contracts	54,669	159,116
Net realized gain/(loss) on foreign currency transactions	(117,063)	93,152
Net change in unrealized appreciation/(depreciation) on investments, securities sold short, written option contracts and translation of assets and liabilities in foreign currencies	(9,561,388)	6,285,415

Net increase in net assets resulting from operations	1,904,543	14,631,694

Distributions to Shareholders:
From net investment income
Investor Class	(43,637)	(33,552)
Institutional Class	(280,326)	(292,286)
Class A	(460,367)	(741,647)
Class B	(15,885)	(43,721)
Class C	(165,239)	(276,695)
Advisor Class	(25,595)	(61,794)

Total distributions	(991,049)	(1,449,695)

Share Transactions:
Investor Class
Proceeds from sale of shares	5,265,159	2,942,111
Issued to shareholders in reinvestment of distributions	43,614	33,504
Cost of shares redeemed	(6,355,556)	(1,289,155)

Net increase/(decrease) from share transactions	(1,046,783)	1,686,460

Institutional Class
Proceeds from sale of shares	10,879,274	9,508,024
Issued to shareholders in reinvestment of distributions	231,190	290,737
Cost of shares redeemed	(9,858,030)	(6,815,029)

Net increase from share transactions	1,252,434	2,983,732

Class A
Proceeds from sale of shares	2,449,735	4,440,798
Issued to shareholders in reinvestment of distributions	383,451	604,562
Cost of shares redeemed	(8,609,365)	(9,411,355)

Net decrease from share transactions	(5,776,179)	(4,365,995)

Class B
Issued to shareholders in reinvestment of distributions	15,072	40,399
Cost of shares redeemed	(1,028,905)	(2,559,685)

Net decrease from share transactions	(1,013,833)	(2,519,286)

Class C
Proceeds from sale of shares	985,524	1,255,387
Issued to shareholders in reinvestment of distributions	151,555	239,564
Cost of shares redeemed	(3,441,396)	(5,252,048)

Net decrease from share transactions	(2,304,317)	(3,757,097)

December 31, 2013	60	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Real Estate Long/Short Fund (continued)
	Year Ended December 31, 2013(a)	Year Ended December 31, 2012
Advisor Class
Proceeds from sale of shares	1,421,938	5,149,397
Issued to shareholders in reinvestment of distributions	25,595	61,794
Cost of shares redeemed	(3,158,644)	(2,860,466)

Net increase/(decrease) from share transactions	(1,711,111)	2,350,725

Net increase/(decrease) in net assets	$(9,686,295)	$9,560,538

Net Assets:
Beginning of period	75,611,605	66,051,067

End of period (including accumulated net investment loss of $(103,099) and $(278,430), respectively)	$65,925,310	$75,611,605

Changes in Shares Outstanding:
Investor Class
Sold	182,131	113,293
Distributions reinvested	1,574	1,268
Redeemed	(226,741)	(48,659)

Net increase/(decrease) in shares outstanding	(43,036)	65,902

Institutional Class
Sold	375,343	362,887
Distributions reinvested	8,072	10,773
Redeemed	(340,500)	(262,018)

Net increase in shares outstanding	42,915	111,642

Class A
Sold	84,974	173,842
Distributions reinvested	13,818	23,090
Redeemed	(301,945)	(369,434)

Net decrease in shares outstanding	(203,153)	(172,502)

Class B
Distributions reinvested	549	1,552
Redeemed	(36,210)	(101,394)

Net decrease in shares outstanding	(35,661)	(99,842)

Class C
Sold	34,029	48,813
Distributions reinvested	5,540	9,179
Redeemed	(121,611)	(208,778)

Net decrease in shares outstanding	(82,042)	(150,786)

Advisor Class
Sold	46,825	195,755
Distributions reinvested	888	2,283
Redeemed	(104,832)	(107,835)

Net increase/(decrease) in shares outstanding	(57,119)	90,203

(a) Prior to May 1, 2013, the Forward Real Estate Long/Short Fund Advisor Class was known as the Forward Real Estate Long/Short Fund Class M.

See Notes to Financial Statements	61	December 31, 2013

Statement of Changes in Net Assets

	Forward Select Income Fund
	Year Ended December 31, 2013(a)	Year Ended December 31, 2012
Operations:
Net investment income	$65,067,862	$63,775,335
Net realized gain on investments	147,567,587	42,991,555
Net realized gain on securities sold short	3,659,784	231,977
Net change in unrealized appreciation/(depreciation) on investments and securities sold short	(138,281,455)	161,279,282

Net increase in net assets resulting from operations	78,013,778	268,278,149

Distributions to Shareholders:
From net investment income
Investor Class	(4,662,600)	(965,137)
Institutional Class	(28,328,603)	(39,422,684)
Class A	(29,594,920)	(47,460,016)
Class B	(420,137)	(821,445)
Class C	(12,815,038)	(18,107,020)
Advisor Class	(658,817)	(831,816)
From net realized gains on investments
Investor Class	(3,074,804)	—
Institutional Class	(18,681,620)	—
Class A	(19,516,706)	—
Class B	(277,064)	—
Class C	(8,451,023)	—
Advisor Class	(434,464)	—
From return of capital
Investor Class	—	(100,989)
Institutional Class	—	(4,125,044)
Class A	—	(4,966,041)
Class B	—	(85,953)
Class C	—	(1,894,652)
Advisor Class	—	(87,038)

Total distributions	(126,915,796)	(118,867,835)

Share Transactions:
Investor Class
Proceeds from sale of shares	119,208,932	47,148,201
Issued to shareholders in reinvestment of distributions	2,866,639	1,064,367
Cost of shares redeemed	(57,196,475)	(7,249,529)

Net increase from share transactions	64,879,096	40,963,039

Institutional Class
Proceeds from sale of shares	376,783,907	414,716,743
Issued to shareholders in reinvestment of distributions	38,935,651	38,225,274
Cost of shares redeemed	(561,150,727)	(208,914,172)

Net increase/(decrease) from share transactions	(145,431,169)	244,027,845

Class A
Proceeds from sale of shares	161,077,769	276,307,428
Issued to shareholders in reinvestment of distributions	40,654,757	42,533,327
Cost of shares redeemed	(400,218,788)	(225,282,875)

Net increase/(decrease) from share transactions	(198,486,262)	93,557,880

Class B
Proceeds from sale of shares	14,767	30,310
Issued to shareholders in reinvestment of distributions	533,333	675,261
Cost of shares redeemed	(3,472,494)	(6,550,227)

Net decrease from share transactions	(2,924,394)	(5,844,656)

December 31, 2013	62	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Select Income Fund (continued)
	Year Ended December 31, 2013(a)	Year Ended December 31, 2012
Class C
Proceeds from sale of shares	26,275,311	47,417,841
Issued to shareholders in reinvestment of distributions	17,594,113	15,040,736
Cost of shares redeemed	(78,190,048)	(45,593,459)

Net increase/(decrease) from share transactions	(34,320,624)	16,865,118

Advisor Class
Proceeds from sale of shares	7,979,005	14,534,585
Issued to shareholders in reinvestment of distributions	914,509	667,068
Cost of shares redeemed	(4,656,807)	(7,242,217)

Net increase from share transactions	4,236,707	7,959,436

Net increase/(decrease) in net assets	$(360,948,664)	$546,938,976

Net Assets:
Beginning of period	1,782,916,135	1,235,977,159

End of period (including accumulated net investment income of $0 and $0, respectively)	$1,421,967,471	$1,782,916,135

Changes in Shares Outstanding:
Investor Class
Sold	4,705,786	1,943,568
Distributions reinvested	119,065	44,115
Redeemed	(2,324,103)	(298,033)

Net increase in shares outstanding	2,500,748	1,689,650

Institutional Class
Sold	14,876,919	17,482,680
Distributions reinvested	1,592,762	1,610,544
Redeemed	(22,298,088)	(8,740,849)

Net increase/(decrease) in shares outstanding	(5,828,407)	10,352,375

Class A
Sold	6,379,487	11,707,187
Distributions reinvested	1,663,078	1,792,522
Redeemed	(16,006,001)	(9,444,898)

Net increase/(decrease) in shares outstanding	(7,963,436)	4,054,811

Class B
Sold	606	1,308
Distributions reinvested	22,105	28,799
Redeemed	(140,267)	(280,556)

Net decrease in shares outstanding	(117,556)	(250,449)

Class C
Sold	1,071,694	2,048,668
Distributions reinvested	736,661	645,260
Redeemed	(3,216,055)	(1,957,201)

Net increase/(decrease) in shares outstanding	(1,407,700)	736,727

Advisor Class
Sold	322,743	621,800
Distributions reinvested	37,725	28,223
Redeemed	(187,354)	(307,792)

Net increase in shares outstanding	173,114	342,231

(a) Prior to May 1, 2013, the Forward Select Income Fund Advisor Class was known as the Forward Select Income Fund Class M.

See Notes to Financial Statements	63	December 31, 2013

Statement of Changes in Net Assets

Forward Select Opportunity Fund
Period Ended December 31, 2013(a)(b)
Operations:
Net investment income	$77,566
Net realized gain on investments	241,384
Net realized loss on foreign currency transactions	(1,977)
Net change in unrealized appreciation on investments	478,662

Net increase in net assets resulting from operations	795,635

Distributions to Shareholders:
From net investment income
Institutional Class	(37,905)
Class A	(41,201)
From net realized gains on investments
Institutional Class	(48,913)
Class A	(53,165)

Total distributions	(181,184)

Share Transactions:
Institutional Class
Proceeds from sale of shares	10,235,133
Issued to shareholders in reinvestment of distributions	13,547
Cost of shares redeemed	(875,306)

Net increase from share transactions	9,373,374

Class A
Proceeds from sale of shares	17,206,484
Issued to shareholders in reinvestment of distributions	94,200
Cost of shares redeemed	(3,019,244)

Net increase from share transactions	14,281,440

Net increase in net assets	$24,269,265

Net Assets:
Beginning of period	0

End of period (including accumulated net investment loss of $(1,988))	$24,269,265

Changes in Shares Outstanding:
Institutional Class
Sold	408,168
Distributions reinvested	525
Redeemed	(34,628)

Net increase in shares outstanding	374,065

Class A
Sold	672,766
Distributions reinvested	3,653
Redeemed	(119,042)

Net increase in shares outstanding	557,377

(a) The Forward Select Opportunity Fund commenced operations on August 1, 2013.

(b) Prior to December 23, 2013, the Forward Select Opportunity Fund was known as the Forward Select Income Opportunity Fund.

December 31, 2013	64	See Notes to Financial Statements

Statement of Cash Flows

For the Year Ended December 31, 2013

	Forward Real Estate Long/Short Fund	Forward Select Income Fund
Cash Flow from Operating Activities:
Net increase in net assets resulting from operations	$1,904,543	$78,013,778
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investment securities	(55,399,418)	(916,295,657)
Proceeds from sale of investment securities	64,528,698	1,212,611,007
Proceeds from securities sold short transactions	4,809,491	181,259,104
Purchases to cover securities sold short transactions	(10,124,669)	(200,251,408)
Premiums received from written options transactions	174,842	—
Premiums paid from closing written options transactions	(89,134)	—
Purchase of option contracts	(315,711)	(246,280)
Proceeds from sale of option contracts	41,286	—
Discount and premiums amortized	(290)	(146,206)
Net realized gain on investment securities	(12,142,291)	(147,567,587)
Net realized (gain)/loss on securities sold short	1,213,148	(3,659,784)
Net realized gain on written option contracts	(54,669)	—
Net realized loss on foreign currency transactions	117,063	—
Net change in unrealized depreciation on investments, securities sold short, written option contracts and translation of assets and liabilities in foreign currency	9,561,388	138,281,455
Changes in assets and liabilities:
Decrease in deposit with broker for securities sold short	5,802,272	24,025,203
(Increase)/Decrease in interest and dividends receivable	(15,231)	3,954,451
(Increase)/Decrease in other assets	2,422	(9,064)
Increase in payable for interest payable	12,672	68,772
Decrease in payable for short sale dividends	(18,297)	—
Increase in payable to custodian	4,599	—
Decrease in payable to advisor	(5,352)	(271,581)
Decrease in payable for distribution and service fees	(1,357)	(33,722)
Increase in payable to trustees	14	269
Increase/(Decrease) in payable for chief compliance officer fee	23	(704)
Increase in payable to ReFlow fee (Note 2)	3,774	—
Decrease in payable for legal and audit fees	(821)	(30,506)
Increase in accrued expenses and other liabilities	2,147	28,941

Net cash provided by operating activities	10,011,142	369,730,481

Cash Flows from Financing Activities:
Cash provided/(used) by loan, net	(856,568)	76,543,644
Proceeds from sale of shares	21,036,362	692,687,974
Cost of shares redeemed	(30,541,534)	(1,103,875,168)
Cash distributions paid	(140,572)	(25,416,794)

Net cash used in financing activities	(10,502,312)	(360,060,344)

Effect of Exchange Rates on Cash	3,765	—
Net Change in Cash & Foreign Rates On Cash & Foreign Currency	(487,405)	9,670,137
Cash & Foreign Currency, Beginning of Period	498,562	25,836,373

Cash & Foreign Currency, End of Period	$11,157	$35,506,510

Non-cash financing activities not included herein consist of reinvestment of distributions of $850,477 and $101,499,002, respectively. Cash paid for interest on loan during the period was $253,359 and $2,623,120, respectively.

See Notes to Financial Statements	65	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Infrastructure Fund

	Investor Class
	Year Ended December 31, 2013	Year Ended December 31, 2012	Period Ended December 31, 2011(a)
Net Asset Value, Beginning of Period	$21.02	$18.68	$22.54
Income/(Loss) from Operations:
Net investment income(b)	0.35	0.04	0.23
Net realized and unrealized gain/(loss) on investments	2.00	2.62	(3.75)

Total from Investment Operations	2.35	2.66	(3.52)

Less Distributions:
From investment income	(0.20)	(0.32)	(0.34)

Total Distributions	(0.20)	(0.32)	(0.34)

Net Increase/(Decrease) in Net Asset Value	2.15	2.34	(3.86)

Net Asset Value, End of Period	$23.17	$21.02	$18.68

Total Return	11.31%	14.48%	(15.74	)%(c)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$11,217	$27,193	$21
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	1.62%	0.18%	1.83	%(d)
Operating expenses including reimbursement/waiver	n/a	n/a	1.72	%(d)(e)
Operating expenses excluding reimbursement/waiver	1.67%	1.66%	1.73	%(d)
Portfolio Turnover Rate	101%	74%	88	%(f)

(a) The Fund began offering Investor Class shares on May 2, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Effective July 1, 2011, the Advisor agreed not to limit expenses.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

December 31, 2013	66	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Infrastructure Fund

	Institutional Class(a)
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011		Year Ended December 31, 2010	Year Ended December 31, 2009(b)
Net Asset Value, Beginning of Period	$21.10	$18.72	$20.27		$19.39	$15.37
Income/(Loss) from Operations:
Net investment income	0.40 (c)	0.32 (c)	0.43	(c)	0.44	0.45
Net realized and unrealized gain/(loss) on investments	2.04	2.42	(1.60)		1.11	4.08

Total from Investment Operations	2.44	2.74	(1.17)		1.55	4.53

Less Distributions:
From investment income	(0.22)	(0.36)	(0.38)		(0.67)	(0.51)

Total Distributions	(0.22)	(0.36)	(0.38)		(0.67)	(0.51)

Redemption Fees Added to Paid In Capital	—	—	—		—	0.00 (d)

Net Increase/(Decrease) in Net Asset Value	2.22	2.38	(1.55)		0.88	4.02

Net Asset Value, End of Period	$23.32	$21.10	$18.72		$20.27	$19.39

Total Return	11.69%	14.95%	(5.92)%		8.50%	29.84%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$39,347	$90,441	$72,691		$37,217	$67,523
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	1.86%	1.61%	2.12%		2.13%	2.63%
Operating expenses including reimbursement/waiver	n/a	n/a	1.29	%(e)	1.25%	1.24%
Operating expenses excluding reimbursement/waiver	1.30%	1.23%	1.29%		1.26%	1.32%
Portfolio Turnover Rate	101%	74%	88%		85%	61%

(a) Prior to the close of business on June 12, 2009, the Institutional Class was known as Class Y.

(b) Prior to the close of business on June 12, 2009, the Forward Global Infrastructure Fund was known as the Kensington Global Infrastructure Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Effective July 1, 2011, the Advisor agreed not to limit expenses.

See Notes to Financial Statements	67	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Infrastructure Fund

	Class A
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011		Year Ended December 31, 2010	Year Ended December 31, 2009(a)
Net Asset Value, Beginning of Period	$21.12	$18.72	$20.28		$19.38	$15.35
Income/(Loss) from Operations:
Net investment income	0.24 (b)	0.26 (b)	0.36	(b)	0.40	0.40
Net realized and unrealized gain/(loss) on investments	2.11	2.43	(1.60)		1.12	4.08

Total from Investment Operations	2.35	2.69	(1.24)		1.52	4.48

Less Distributions:
From investment income	(0.18)	(0.29)	(0.32)		(0.62)	(0.45)

Total Distributions	(0.18)	(0.29)	(0.32)		(0.62)	(0.45)

Redemption Fees Added to Paid In Capital	—	—	—		—	0.00 (c)

Net Increase/(Decrease) in Net Asset Value	2.17	2.40	(1.56)		0.90	4.03

Net Asset Value, End of Period	$23.29	$21.12	$18.72		$20.28	$19.38

Total Return(d)	11.26%	14.57%	(6.24)%		8.29%	29.53%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$22,524	$23,848	$27,248		$50,631	$73,490
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	1.10%	1.31%	1.75%		1.85%	2.42%
Operating expenses including reimbursement/waiver	n/a	n/a	1.52	%(e)	1.50%	1.49%
Operating expenses excluding reimbursement/waiver	1.74%	1.58%	1.52%		1.51%	1.57%
Portfolio Turnover Rate	101%	74%	88%		85%	61%

(a) Prior to the close of business on June 12, 2009, the Forward Global Infrastructure Fund was known as the Kensington Global Infrastructure Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

(e) Effective July 1, 2011, the Advisor agreed not to limit expenses.

December 31, 2013	68	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Infrastructure Fund

	Class B
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011		Year Ended December 31, 2010	Year Ended December 31, 2009(a)
Net Asset Value, Beginning of Period	$21.10	$18.73	$20.28		$19.36	$15.30
Income/(Loss) from Operations:
Net investment income	0.11 (b)	0.13 (b)	0.20	(b)	0.26	0.27
Net realized and unrealized gain/(loss) on investments	2.11	2.42	(1.59)		1.13	4.05

Total from Investment Operations	2.22	2.55	(1.39)		1.39	4.32

Less Distributions:
From investment income	(0.11)	(0.18)	(0.16)		(0.47)	(0.26)

Total Distributions	(0.11)	(0.18)	(0.16)		(0.47)	(0.26)

Redemption Fees Added to Paid In Capital	—	—	—		—	0.00 (c)

Net Increase/(Decrease) in Net Asset Value	2.11	2.37	(1.55)		0.92	4.06

Net Asset Value, End of Period	$23.21	$21.10	$18.73		$20.28	$19.36

Total Return(d)	10.61%	13.78%	(6.93)%		7.50%	28.52%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,288	$1,608	$2,203		$3,184	$4,140
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	0.50%	0.65%	0.98%		1.17%	1.66%
Operating expenses including reimbursement/waiver	n/a	n/a	2.27	%(e)	2.25%	2.24%
Operating expenses excluding reimbursement/waiver	2.32%	2.23%	2.28%		2.26%	2.32%
Portfolio Turnover Rate	101%	74%	88%		85%	61%

(a) Prior to the close of business on June 12, 2009, the Forward Global Infrastructure Fund was known as the Kensington Global Infrastructure Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

(e) Effective July 1, 2011, the Advisor agreed not to limit expenses.

See Notes to Financial Statements	69	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Infrastructure Fund

	Class C
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011		Year Ended December 31, 2010	Year Ended December 31, 2009(a)
Net Asset Value, Beginning of Period	$21.14	$18.77	$20.32		$19.40	$15.32
Income/(Loss) from Operations:
Net investment income	0.11 (b)	0.13 (b)	0.20	(b)	0.26	0.28
Net realized and unrealized gain/(loss) on investments	2.11	2.43	(1.58)		1.13	4.05

Total from Investment Operations	2.22	2.56	(1.38)		1.39	4.33

Less Distributions:
From investment income	(0.11)	(0.19)	(0.17)		(0.47)	(0.25)

Total Distributions	(0.11)	(0.19)	(0.17)		(0.47)	(0.25)

Redemption Fees Added to Paid In Capital	—	—	—		—	0.00 (c)

Net Increase/(Decrease) in Net Asset Value	2.11	2.37	(1.55)		0.92	4.08

Net Asset Value, End of Period	$23.25	$21.14	$18.77		$20.32	$19.40

Total Return(d)	10.60%	13.78%	(6.90)%		7.51%	28.54%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$7,350	$8,223	$8,397		$11,697	$15,035
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	0.51%	0.63%	0.99%		1.14%	1.66%
Operating expenses including reimbursement/waiver	n/a	n/a	2.28	%(e)	2.25%	2.24%
Operating expenses excluding reimbursement/waiver	2.32%	2.23%	2.28%		2.26%	2.32%
Portfolio Turnover Rate	101%	74%	88%		85%	61%

(a) Prior to the close of business on June 12, 2009, the Forward Global Infrastructure Fund was known as the Kensington Global Infrastructure Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

(e) Effective July 1, 2011, the Advisor agreed not to limit expenses.

December 31, 2013	70	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Infrastructure Fund

	Advisor Class
	Year Ended December 31, 2013(a)	Year Ended December 31, 2012	Year Ended December 31, 2011		Period Ended December 31, 2010(b)
Net Asset Value, Beginning of Period	$21.10	$18.72	$20.27		$18.70
Income/(Loss) from Operations:
Net investment income	0.44 (c)	0.29 (c)	0.41	(c)	0.33
Net realized and unrealized gain/(loss) on investments	1.98	2.45	(1.58)		1.91

Total from Investment Operations	2.42	2.74	(1.17)		2.24

Less Distributions:
From investment income	(0.22)	(0.36)	(0.38)		(0.67)

Total Distributions	(0.22)	(0.36)	(0.38)		(0.67)

Net Increase/(Decrease) in Net Asset Value	2.20	2.38	(1.55)		1.57

Net Asset Value, End of Period	$23.30	$21.10	$18.72		$20.27

Total Return	11.63%	14.89%	(5.92)%		12.49	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$432	$3,694	$223		$168
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	2.00%	1.45%	2.03%		2.60	%(e)
Operating expenses including reimbursement/waiver	n/a	n/a	1.28	%(f)	1.24	%(e)
Operating expenses excluding reimbursement/waiver	1.29%	1.24%	1.29%		1.26	%(e)
Portfolio Turnover Rate	101%	74%	88%		85	%(g)

(a) Prior to May 1, 2013, the Forward Global Infrastructure Fund Advisor Class was known as the Forward Global Infrastructure Fund Class M.

(b) The Fund began offering Advisor Class shares on February 1, 2010.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Effective July 1, 2011, the Advisor agreed not to limit expenses.

(g) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

See Notes to Financial Statements	71	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Real Estate Fund

	Investor Class
	Year Ended December 31, 2013	Year Ended December 31, 2012	Period Ended December 31, 2011(a)
Net Asset Value, Beginning of Period	$17.26	$12.17	$17.58
Income/(Loss) from Operations:
Net investment income(b)	0.38	0.46	0.17
Net realized and unrealized gain/(loss) on investments	(1.01)	6.03	(4.05)

Total from Investment Operations	(0.63)	6.49	(3.88)

Less Distributions:
From investment income	(0.98)	(1.40)	(1.53)

Total Distributions	(0.98)	(1.40)	(1.53)

Net Increase/(Decrease) in Net Asset Value	(1.61)	5.09	(5.41)

Net Asset Value, End of Period	$15.65	$17.26	$12.17

Total Return	(3.51)%	54.05%	(22.31	)%(c)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$51,393	$12,027	$30
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	2.30%	2.76%	1.81	%(d)
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.75%	1.80%	1.80	%(d)
Operating expenses excluding reimbursement/waiver	1.75%	1.84%	2.34	%(d)
Portfolio Turnover Rate	202%	209%	309	%(e)

(a) The Fund began offering Investor Class shares on May 2, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

December 31, 2013	72	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Real Estate Fund

	Institutional Class(a)
	Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009(b)
Net Asset Value, Beginning of Period	$17.24		$12.13	$15.97	$15.51	$12.89
Income/(Loss) from Operations:
Net investment income	0.43	(c)	0.47 (c)	0.39 (c)	0.64	0.47
Net realized and unrealized gain/(loss) on investments	(1.02)		6.07	(2.66)	1.96	4.18

Total from Investment Operations	(0.59)		6.54	(2.27)	2.60	4.65

Less Distributions:
From investment income	(1.04)		(1.43)	(1.57)	(2.14)	(2.03)

Total Distributions	(1.04)		(1.43)	(1.57)	(2.14)	(2.03)

Redemption Fees Added to Paid In Capital	—		—	—	—	0.00 (d)

Net Increase/(Decrease) in Net Asset Value	(1.63)		5.11	(3.84)	0.46	2.62

Net Asset Value, End of Period	$15.61		$17.24	$12.13	$15.97	$15.51

Total Return	(3.31)%		54.75%	(14.56)%	18.46%	36.49%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$64,484		$62,978	$4,260	$3,187	$3,532
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	2.52%		2.81%	2.59%	2.90%	2.24%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.40	%(e)	1.40%	1.40%	1.40%	1.40%
Operating expenses excluding reimbursement/waiver	1.40%		1.43%	1.78%	1.76%	1.70%
Portfolio Turnover Rate	202%		209%	309%	285%	143%

(a) Prior to the close of business on June 12, 2009, the Institutional Class was known as Class Y.

(b) Prior to the close of business on June 12, 2009, the Forward International Real Estate Fund was known as the Kensington International Real Estate Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Effective May 1, 2013, the net expense limitation changed from 1.40% to 1.45%.

See Notes to Financial Statements	73	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Real Estate Fund

	Class A
	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009(a)
Net Asset Value, Beginning of Period	$17.28		$12.17		$16.04	$15.54	$12.89
Income/(Loss) from Operations:
Net investment income	0.31	(b)	0.41	(b)	0.34 (b)	0.07	0.31
Net realized and unrealized gain/(loss) on investments	(0.97)		6.09		(2.67)	2.52	4.29

Total from Investment Operations	(0.66)		6.50		(2.33)	2.59	4.60

Less Distributions:
From investment income	(0.94)		(1.39)		(1.54)	(2.09)	(1.95)

Total Distributions	(0.94)		(1.39)		(1.54)	(2.09)	(1.95)

Redemption Fees Added to Paid In Capital	—		—		—	—	0.00 (c)

Net Increase/(Decrease) in Net Asset Value	(1.60)		5.11		(3.87)	0.50	2.65

Net Asset Value, End of Period	$15.68		$17.28		$12.17	$16.04	$15.54

Total Return(d)	(3.71)%		54.06%		(14.80)%	18.33%	36.10%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$33,913		$74,449		$20,594	$29,007	$38,132
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	1.80%		2.51%		2.23%	2.57%	1.86%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.80	%(e)	1.77	%(f)	1.65%	1.65%	1.65%
Operating expenses excluding reimbursement/waiver	1.80%		1.83%		1.99%	2.01%	1.92%
Portfolio Turnover Rate	202%		209%		309%	285%	143%

(a) Prior to the close of business on June 12, 2009, the Forward International Real Estate Fund was known as the Kensington International Real Estate Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

(e) Effective May 1, 2013, the net expense limitation changed from 1.80% to 1.85%.

(f) Effective May 1, 2012, the net expense limitation changed from 1.65% to 1.80%.

December 31, 2013	74	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Real Estate Fund

	Class C
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009(a)
Net Asset Value, Beginning of Period	$17.33	$12.20	$16.06	$15.56	$12.87
Income/(Loss) from Operations:
Net investment income	0.27 (b)	0.29 (b)	0.22 (b)	0.32	0.24
Net realized and unrealized gain/(loss) on investments	(1.02)	6.12	(2.67)	2.15	4.23

Total from Investment Operations	(0.75)	6.41	(2.45)	2.47	4.47

Less Distributions:
From investment income	(0.87)	(1.28)	(1.41)	(1.97)	(1.78)

Total Distributions	(0.87)	(1.28)	(1.41)	(1.97)	(1.78)

Redemption Fees Added to Paid In Capital	—	—	—	—	0.00 (c)

Net Increase/(Decrease) in Net Asset Value	(1.62)	5.13	(3.86)	0.50	2.69

Net Asset Value, End of Period	$15.71	$17.33	$12.20	$16.06	$15.56

Total Return(d)	(4.23)%	53.13%	(15.42)%	17.40%	35.06%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$14,421	$12,780	$7,916	$11,489	$11,852
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	1.60%	1.81%	1.45%	1.87%	1.08%
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	2.39%	2.40%	2.40%	2.40%	2.40%
Operating expenses excluding reimbursement/waiver	2.39%	2.48%	2.74%	2.76%	2.67%
Portfolio Turnover Rate	202%	209%	309%	285%	143%

(a) Prior to the close of business on June 12, 2009, the Forward International Real Estate Fund was known as the Kensington International Real Estate Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

See Notes to Financial Statements	75	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Real Estate Fund

	Advisor Class
	Year Ended December 31, 2013(a)		Year Ended December 31, 2012	Period Ended December 31, 2011(b)
Net Asset Value, Beginning of Period	$17.22		$12.12	$17.52
Income/(Loss) from Operations:
Net investment income(c)	0.41		0.25	0.32
Net realized and unrealized gain/(loss) on investments	(1.00)		6.29	(4.15)

Total from Investment Operations	(0.59)		6.54	(3.83)

Less Distributions:
From investment income	(1.03)		(1.44)	(1.57)

Total Distributions	(1.03)		(1.44)	(1.57)

Net Increase/(Decrease) in Net Asset Value	(1.62)		5.10	(5.40)

Net Asset Value, End of Period	$15.60		$17.22	$12.12

Total Return	(3.29)%		54.68%	(22.10	)%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$3,256		$1,682	$8
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver/recoupment of past waived fees by advisor	2.42%		1.46%	3.32	%(e)
Operating expenses including reimbursement/waiver/recoupment of past waived fees by advisor	1.41	%(f)	1.38%	1.40	%(e)
Operating expenses excluding reimbursement/waiver	1.41%		1.45%	1.91	%(e)
Portfolio Turnover Rate	202%		209%	309	%(g)

(a) Prior to May 1, 2013, the Forward International Real Estate Fund Advisor Class was known as the Forward International Real Estate Fund Class M.

(b) The Fund began offering Advisor Class shares on May 2, 2011.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Effective May 1, 2013, the net expense limitation changed from 1.40% to 1.50%.

(g) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

December 31, 2013	76	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Fund

	Investor Class
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011		Year Ended December 31, 2010	Year Ended December 31, 2009(a)
Net Asset Value, Beginning of Period	$14.97	$12.71	$12.33		$10.03	$8.35
Income/(Loss) from Operations:
Net investment income	0.15 (b)	0.11 (b)	0.10	(b)	0.17	0.21
Net realized and unrealized gain on investments	0.22	2.26	0.37		2.36	1.63

Total from Investment Operations	0.37	2.37	0.47		2.53	1.84

Less Distributions:
From investment income	(0.11)	(0.11)	(0.09)		(0.23)	(0.16)
From capital gains	(0.50)	—	—		—	—

Total Distributions	(0.61)	(0.11)	(0.09)		(0.23)	(0.16)

Net Increase/(Decrease) in Net Asset Value	(0.24)	2.26	0.38		2.30	1.68

Net Asset Value, End of Period	$14.73	$14.97	$12.71		$12.33	$10.03

Total Return	2.47%	18.69%	3.84%		25.40%	22.44%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$59,219	$25,602	$24,126		$25,733	$22,199
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	0.99%	0.78%	0.78%		1.48%	2.44%
Operating expenses including reimbursement/waiver	n/a	n/a	1.65	%(c)	1.60%	1.69	%(d)
Operating expenses excluding reimbursement/waiver	1.63%	1.67%	1.68%		1.87%	1.74%
Portfolio Turnover Rate	58%	33%	36%		66%	64%

(a) Prior to January 20, 2009, the Forward Real Estate Fund was known as the Forward Progressive Real Estate Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Effective July 1, 2011, the Advisor agreed not to limit expenses.

(d) Effective May 1, 2009, the Advisor agreed to limit expenses at 1.60%.

See Notes to Financial Statements	77	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Fund

	Institutional Class
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011		Year Ended December 31, 2010	Year Ended December 31, 2009(a)
Net Asset Value, Beginning of Period	$13.35	$11.34	$11.01		$8.98	$8.13
Income/(Loss) from Operations:
Net investment income	0.18 (b)	0.17 (b)	0.14	(b)	0.08	0.23	(b)
Net realized and unrealized gain on investments	0.20	2.01	0.33		2.22	1.39

Total from Investment Operations	0.38	2.18	0.47		2.30	1.62

Less Distributions:
From investment income	(0.17)	(0.17)	(0.14)		(0.27)	(0.77)
From capital gains	(0.50)	—	—		—	—

Total Distributions	(0.67)	(0.17)	(0.14)		(0.27)	(0.77)

Net Increase/(Decrease) in Net Asset Value	(0.29)	2.01	0.33		2.03	0.85

Net Asset Value, End of Period	$13.06	$13.35	$11.34		$11.01	$8.98

Total Return	2.81%	19.28%	4.25%		25.91%	21.62%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$9,625	$4,454	$764		$680	$583
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	1.30%	1.30%	1.23%		1.86%	3.29%
Operating expenses including reimbursement/waiver	n/a	n/a	1.25	%(c)	1.20%	1.43	%(d)
Operating expenses excluding reimbursement/waiver	1.28%	1.25%	1.28%		1.47%	1.50%
Portfolio Turnover Rate	58%	33%	36%		66%	64%

(a) Prior to January 20, 2009, the Forward Real Estate Fund was known as the Forward Progressive Real Estate Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Effective July 1, 2011, the Advisor agreed not to limit expenses.

(d) Effective May 1, 2009, the Advisor agreed to limit expenses at 1.20%.

December 31, 2013	78	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Fund

	Class A
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011		Year Ended December 31, 2010	Period Ended December 31, 2009(a)
Net Asset Value, Beginning of Period	$14.85	$12.60	$12.22		$9.95	$7.48
Income/(Loss) from Operations:
Net investment income	0.11 (b)	0.12 (b)	0.12	(b)	0.15	0.06
Net realized and unrealized gain on investments	0.26	2.25	0.37		2.37	2.60

Total from Investment Operations	0.37	2.37	0.49		2.52	2.66

Less Distributions:
From investment income	(0.11)	(0.12)	(0.11)		(0.25)	(0.19)
From capital gains	(0.50)	—	—		—	—

Total Distributions	(0.61)	(0.12)	(0.11)		(0.25)	(0.19)

Net Increase/(Decrease) in Net Asset Value	(0.24)	2.25	0.38		2.27	2.47

Net Asset Value, End of Period	$14.61	$14.85	$12.60		$12.22	$9.95

Total Return(c)	2.44%	18.83%	4.01%		25.49%	35.84	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$6,351	$6,994	$7,159		$8,571	$9,039
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	0.69%	0.82%	0.92%		1.62%	1.39	%(e)
Operating expenses including reimbursement/waiver	n/a	n/a	1.50	%(f)	1.45%	1.45	%(e)
Operating expenses excluding reimbursement/waiver	1.66%	1.62%	1.53%		1.71%	1.48	%(e)
Portfolio Turnover Rate	58%	33%	36%		66%	64	%(g)

(a) The Fund began offering Class A shares on June 12, 2009.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

(f) Effective July 1, 2011, the Advisor agreed not to limit expenses.

(g) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2009.

See Notes to Financial Statements	79	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Fund

	Class C
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011		Year Ended December 31, 2010	Period Ended December 31, 2009(a)
Net Asset Value, Beginning of Period	$14.99	$12.72	$12.35		$10.04	$7.48
Income/(Loss) from Operations:
Net investment income	0.02 (b)	0.02 (b)	0.02	(b)	0.10	0.03
Net realized and unrealized gain on investments	0.25	2.27	0.38		2.37	2.59

Total from Investment Operations	0.27	2.29	0.40		2.47	2.62

Less Distributions:
From investment income	(0.03)	(0.02)	(0.03)		(0.16)	(0.06)
From capital gains	(0.50)	—	—		—	—

Total Distributions	(0.53)	(0.02)	(0.03)		(0.16)	(0.06)

Net Increase/(Decrease) in Net Asset Value	(0.26)	2.27	0.37		2.31	2.56

Net Asset Value, End of Period	$14.73	$14.99	$12.72		$12.35	$10.04

Total Return(c)	1.79%	18.04%	3.21%		24.71%	35.18	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$2,117	$2,190	$2,178		$2,656	$2,893
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	0.13%	0.17%	0.17%		0.88%	0.65	%(e)
Operating expenses including reimbursement/waiver	n/a	n/a	2.25	%(f)	2.20%	2.20	%(e)
Operating expenses excluding reimbursement/waiver	2.23%	2.27%	2.28%		2.46%	2.23	%(e)
Portfolio Turnover Rate	58%	33%	36%		66%	64	%(g)

(a) The Fund began offering Class C shares on June 12, 2009.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

(f) Effective July 1, 2011, the Advisor agreed not to limit expenses.

(g) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2009.

December 31, 2013	80	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Long/Short Fund

	Investor Class
	Year Ended December 31, 2013	Year Ended December 31, 2012	Period Ended December 31, 2011(a)
Net Asset Value, Beginning of Period	$27.05	$22.48	$24.62
Income/(Loss) from Operations:
Net investment income(b)	0.24	0.32	0.31
Net realized and unrealized gain/(loss) on investments	0.40	4.82	(2.06)

Total from Investment Operations	0.64	5.14	(1.75)

Less Distributions:
From investment income	(0.40)	(0.57)	(0.39)

Total Distributions	(0.40)	(0.57)	(0.39)

Net Increase/(Decrease) in Net Asset Value	0.24	4.57	(2.14)

Net Asset Value, End of Period	$27.29	$27.05	$22.48

Total Return	2.37%	22.98%	(7.09	)%(c)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$736	$1,894	$92
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	1.47%	1.91%	2.51	%(d)
Operating expenses	1.79%	1.73%	1.98	%(d)
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income	0.83%	1.24%	2.08	%(d)
Operating expenses	2.44%	2.40%	2.42	%(d)
Portfolio Turnover Rate	63%	53%	78	%(e)

(a) The Fund began offering Investor Class shares on May 2, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

See Notes to Financial Statements	81	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Long/Short Fund

	Institutional Class(a)
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011(b)	Year Ended December 31, 2010	Year Ended December 31, 2009(c)
Net Asset Value, Beginning of Period	$27.87	$23.10	$23.42	$18.43	$13.35
Income/(Loss) from Operations:
Net investment income	0.38 (d)	0.31 (d)	0.52 (d)	0.90	0.81
Net realized and unrealized gain/(loss) on investments	0.39	5.10	(0.27)	5.23	5.27

Total from Investment Operations	0.77	5.41	0.25	6.13	6.08

Less Distributions:
From investment income	(0.52)	(0.64)	(0.57)	(1.14)	(1.00)

Total Distributions	(0.52)	(0.64)	(0.57)	(1.14)	(1.00)

Redemption Fees Added to Paid In Capital	—	—	—	—	0.00 (e)

Net Increase/(Decrease) in Net Asset Value	0.25	4.77	(0.32)	4.99	5.08

Net Asset Value, End of Period	$28.12	$27.87	$23.10	$23.42	$18.43

Total Return	2.73%	23.54%	1.10%	33.67%	48.57%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$14,926	$13,598	$8,692	$3,287	$1,502
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	1.93%	1.85%	2.71%	4.58%	7.14%
Operating expenses	1.42%	1.37%	1.46%	1.34%	0.84%
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income	1.29%	1.18%	2.27%	4.33%	7.14%
Operating expenses	2.07%	2.03%	1.90%	1.59%	0.84%
Portfolio Turnover Rate	63%	53%	78%	95%	291%

(a) Prior to the close of business on June 12, 2009, the Institutional Class was known as Class Y.

(b) Prior to May 1, 2011, the Forward Real Estate Long/Short Fund was known as the Forward Strategic Realty Fund.

(c) Prior to the close of business on June 12, 2009, the Forward Strategic Realty Fund was known as the Kensington Strategic Realty Fund.

(d) Per share amounts are based upon average shares outstanding.

(e) Amount represents less than $0.01 per share.

December 31, 2013	82	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Long/Short Fund

	Class A
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011(a)	Year Ended December 31, 2010	Year Ended December 31, 2009(b)
Net Asset Value, Beginning of Period	$27.12	$22.50	$22.83	$17.99	$13.02
Income/(Loss) from Operations:
Net investment income	0.23 (c)	0.19 (c)	0.35 (c)	0.77	1.36
Net realized and unrealized gain/(loss) on investments	0.40	4.98	(0.17)	5.16	4.52

Total from Investment Operations	0.63	5.17	0.18	5.93	5.88

Less Distributions:
From investment income	(0.40)	(0.55)	(0.51)	(1.09)	(0.91)

Total Distributions	(0.40)	(0.55)	(0.51)	(1.09)	(0.91)

Redemption Fees Added to Paid In Capital	—	—	—	—	0.00 (d)

Net Increase/(Decrease) in Net Asset Value	0.23	4.62	(0.33)	4.84	4.97

Net Asset Value, End of Period	$27.35	$27.12	$22.50	$22.83	$17.99

Total Return(e)	2.30%	23.07%	0.82%	33.34%	48.18%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$30,582	$35,831	$33,601	$48,211	$36,323
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	1.47%	1.40%	1.97%	4.11%	6.58%
Operating expenses	1.82%	1.72%	1.67%	1.60%	0.84%
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income	0.82%	0.74%	1.53%	3.86%	6.58%
Operating expenses	2.46%	2.39%	2.11%	1.85%	0.84%
Portfolio Turnover Rate	63%	53%	78%	95%	291%

(a) Prior to May 1, 2011, the Forward Real Estate Long/Short Fund was known as the Forward Strategic Realty Fund.

(b) Prior to the close of business on June 12, 2009, the Forward Strategic Realty Fund was known as the Kensington Strategic Realty Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Total return does not reflect the effect of sales charges.

See Notes to Financial Statements	83	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Long/Short Fund

	Class B
	Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011(a)	Year Ended December 31, 2010	Year Ended December 31, 2009(b)
Net Asset Value, Beginning of Period	$26.98	$22.37		$22.70	$17.89	$12.83
Income/(Loss) from Operations:
Net investment income/(loss)	0.06 (c)	(0.00	)(c)(d)	0.17 (c)	0.14	0.37
Net realized and unrealized gain/(loss) on investments	0.41	4.98		(0.17)	5.59	5.33

Total from Investment Operations	0.47	4.98		0.00	5.73	5.70

Less Distributions:
From investment income	(0.25)	(0.37)		(0.33)	(0.92)	(0.64)

Total Distributions	(0.25)	(0.37)		(0.33)	(0.92)	(0.64)

Redemption Fees Added to Paid In Capital	—	—		—	—	0.00 (d)

Net Increase/(Decrease) in Net Asset Value	0.22	4.61		(0.33)	4.81	5.06

Net Asset Value, End of Period	$27.20	$26.98		$22.37	$22.70	$17.89

Total Return(e)	1.71%	22.31%		0.06%	32.34%	47.02%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,643	$2,593		$4,384	$7,755	$8,729
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	0.85%	0.65%		1.20%	3.04%	5.78%
Operating expenses	2.38%	2.38%		2.42%	2.36%	1.62%
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income/(loss)	0.20%	(0.02)%		0.76%	2.80%	5.78%
Operating expenses	3.03%	3.05%		2.86%	2.60%	1.62%
Portfolio Turnover Rate	63%	53%		78%	95%	291%

(a) Prior to May 1, 2011, the Forward Real Estate Long/Short Fund was known as the Forward Strategic Realty Fund.

(b) Prior to the close of business on June 12, 2009, the Forward Strategic Realty Fund was known as the Kensington Strategic Realty Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Total return does not reflect the effect of sales charges.

December 31, 2013	84	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Long/Short Fund

	Class C
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011(a)	Year Ended December 31, 2010	Year Ended December 31, 2009(b)
Net Asset Value, Beginning of Period	$26.93	$22.34	$22.67	$17.87	$12.84
Income/(Loss) from Operations:
Net investment income	0.08 (c)	0.02 (c)	0.19 (c)	0.47	0.53
Net realized and unrealized gain/(loss) on investments	0.39	4.95	(0.18)	5.26	5.16

Total from Investment Operations	0.47	4.97	0.01	5.73	5.69

Less Distributions:
From investment income	(0.26)	(0.38)	(0.34)	(0.93)	(0.66)

Total Distributions	(0.26)	(0.38)	(0.34)	(0.93)	(0.66)

Redemption Fees Added to Paid In Capital	—	—	—	—	0.00 (d)

Net Increase/(Decrease) in Net Asset Value	0.21	4.59	(0.33)	4.80	5.03

Net Asset Value, End of Period	$27.14	$26.93	$22.34	$22.67	$17.87

Total Return(e)	1.73%	22.30%	0.04%	32.35%	47.03%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$17,095	$19,171	$19,272	$25,152	$23,191
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	0.92%	0.74%	1.27%	3.16%	5.77%
Operating expenses	2.38%	2.38%	2.43%	2.36%	1.65%
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income	0.27%	0.07%	0.83%	2.92%	5.77%
Operating expenses	3.03%	3.04%	2.87%	2.60%	1.65%
Portfolio Turnover Rate	63%	53%	78%	95%	291%

(a) Prior to May 1, 2011, the Forward Real Estate Long/Short Fund was known as the Forward Strategic Realty Fund.

(b) Prior to the close of business on June 12, 2009, the Forward Strategic Realty Fund was known as the Kensington Strategic Realty Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Total return does not reflect the effect of sales charges.

See Notes to Financial Statements	85	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Long/Short Fund

	Advisor Class
	Year Ended December 31, 2013(a)	Year Ended December 31, 2012	Period Ended December 31, 2011(b)
Net Asset Value, Beginning of Period	$27.88	$23.10	$25.26
Income/(Loss) from Operations:
Net investment income(c)	0.26	0.40	0.36
Net realized and unrealized gain/(loss) on investments	0.50	5.02	(2.09)

Total from Investment Operations	0.76	5.42	(1.73)

Less Distributions:
From investment income	(0.50)	(0.64)	(0.43)

Total Distributions	(0.50)	(0.64)	(0.43)

Net Increase/(Decrease) in Net Asset Value	0.26	4.78	(2.16)

Net Asset Value, End of Period	$28.14	$27.88	$23.10

Total Return	2.71%	23.59%	(6.81	)%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$942	$2,526	$9
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	1.53%	2.14%	2.78	%(e)
Operating expenses	1.42%	1.33%	1.50	%(e)
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income	0.89%	1.47%	2.34	%(e)
Operating expenses	2.07%	1.99%	1.94	%(e)
Portfolio Turnover Rate	63%	53%	78	%(f)

(a) Prior to May 1, 2013, the Forward Real Estate Long/Short Fund Advisor Class was known as the Forward Real Estate Long/Short Fund Class M.

(b) The Fund began offering Advisor Class shares on May 2, 2011.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

December 31, 2013	86	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select Income Fund

	Investor Class
	Year Ended December 31, 2013	Year Ended December 31, 2012	Period Ended December 31, 2011(a)
Net Asset Value, Beginning of Period	$24.38	$22.01	$21.75
Income/(Loss) from Operations:
Net investment income(b)	1.01	1.18	0.38
Net realized and unrealized gain on investments	0.05	2.95	0.33

Total from Investment Operations	1.06	4.13	0.71

Less Distributions:
From investment income	(1.11)	(1.59)	(0.45)
From capital gains	(0.83)	—	—
Tax return of capital	—	(0.17)	—

Total Distributions	(1.94)	(1.76)	(0.45)

Net Increase/(Decrease) in Net Asset Value	(0.88)	2.37	0.26

Net Asset Value, End of Period	$23.50	$24.38	$22.01

Total Return	4.33%	19.23%	3.28	%(c)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$98,756	$41,499	$283
Ratios to Average Net Assets (excluding interest expense):
Net investment income	4.20%	5.16%	10.11	%(d)
Operating expenses	1.60%	1.59%	1.67	%(d)
Ratios to Average Net Assets (including interest expense):
Net investment income	4.04%	4.92%	9.77	%(d)
Operating expenses	1.75%	1.83%	2.01	%(d)
Portfolio Turnover Rate	50%	53%	73	%(e)

(a) The Fund began offering Investor Class shares on October 26, 2011.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

(e) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

See Notes to Financial Statements	87	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select Income Fund

	Institutional Class(a)
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009(b)
Net Asset Value, Beginning of Period	$24.40	$22.00	$23.24	$20.11	$13.14
Income/(Loss) from Operations:
Net investment income	1.01 (c)	1.04 (c)	1.45 (c)	1.91	1.91
Net realized and unrealized gain/(loss) on investments	0.14	3.18	(0.70)	3.29	7.29

Total from Investment Operations	1.15	4.22	0.75	5.20	9.20

Less Distributions:
From investment income	(1.17)	(1.65)	(1.99)	(2.07)	(1.73)
From capital gains	(0.85)	—	—	—	—
Tax return of capital	—	(0.17)	—	—	(0.51)

Total Distributions	(2.02)	(1.82)	(1.99)	(2.07)	(2.24)

Redemption Fees Added to Paid In Capital	—	—	—	—	0.01

Net Increase/(Decrease) in Net Asset Value	(0.87)	2.40	(1.24)	3.13	6.97

Net Asset Value, End of Period	$23.53	$24.40	$22.00	$23.24	$20.11

Total Return	4.71%	19.66%	3.31%	26.74%	76.03%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$494,495	$654,961	$362,894	$319,717	$139,624
Ratios to Average Net Assets (excluding interest expense):
Net investment income	4.18%	4.59%	6.64%	8.98%	11.43%
Operating expenses	1.22%	1.18%	1.19%	1.20%	1.27%
Ratios to Average Net Assets (including interest expense):
Net investment income	4.02%	4.35%	6.31%	8.68%	11.14%
Operating expenses	1.37%	1.42%	1.52%	1.50%	1.56%
Portfolio Turnover Rate	50%	53%	73%	93%	138%

(a) Prior to the close of business on June 12, 2009, the Institutional Class was known as Class Y.

(b) Prior to the close of business on June 12, 2009, the Forward Select Income Fund was known as the Kensington Select Income Fund.

(c) Per share amounts are based upon average shares outstanding.

December 31, 2013	88	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select Income Fund

	Class A
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009(a)
Net Asset Value, Beginning of Period	$24.43	$22.03	$23.26	$20.13	$13.17
Income/(Loss) from Operations:
Net investment income	0.92 (b)	0.94 (b)	1.38 (b)	1.68	1.70
Net realized and unrealized gain/(loss) on investments	0.12	3.19	(0.67)	3.47	7.42

Total from Investment Operations	1.04	4.13	0.71	5.15	9.12

Less Distributions:
From investment income	(1.08)	(1.57)	(1.94)	(2.02)	(1.68)
From capital gains	(0.83)	—	—	—	—
Tax return of capital	—	(0.16)	—	—	(0.49)

Total Distributions	(1.91)	(1.73)	(1.94)	(2.02)	(2.17)

Redemption Fees Added to Paid In Capital	—	—	—	—	0.01

Net Increase/(Decrease) in Net Asset Value	(0.87)	2.40	(1.23)	3.13	6.96

Net Asset Value, End of Period	$23.56	$24.43	$22.03	$23.26	$20.13

Total Return(c)	4.26%	19.22%	3.09%	26.41%	74.98%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$540,264	$754,615	$591,167	$642,665	$442,444
Ratios to Average Net Assets (excluding interest expense):
Net investment income	3.79%	4.19%	6.33%	8.38%	11.36%
Operating expenses	1.62%	1.54%	1.44%	1.44%	1.52%
Ratios to Average Net Assets (including interest expense):
Net investment income	3.63%	3.95%	6.00%	8.07%	11.07%
Operating expenses	1.77%	1.77%	1.77%	1.75%	1.81%
Portfolio Turnover Rate	50%	53%	73%	93%	138%

(a) Prior to the close of business on June 12, 2009, the Forward Select Income Fund was known as the Kensington Select Income Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

See Notes to Financial Statements	89	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select Income Fund

	Class B
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009(a)
Net Asset Value, Beginning of Period	$24.19	$21.83	$23.06	$19.96	$12.98
Income/(Loss) from Operations:
Net investment income	0.78 (b)	0.75 (b)	1.16 (b)	1.45	1.65
Net realized and unrealized gain/(loss) on investments	0.12	3.18	(0.63)	3.50	7.19

Total from Investment Operations	0.90	3.93	0.53	4.95	8.84

Less Distributions:
From investment income	(0.97)	(1.42)	(1.76)	(1.85)	(1.44)
From capital gains	(0.80)	—	—	—	—
Tax return of capital	—	(0.15)	—	—	(0.43)

Total Distributions	(1.77)	(1.57)	(1.76)	(1.85)	(1.87)

Redemption Fees Added to Paid In Capital	—	—	—	—	0.01

Net Increase/(Decrease) in Net Asset Value	(0.87)	2.36	(1.23)	3.10	6.98

Net Asset Value, End of Period	$23.32	$24.19	$21.83	$23.06	$19.96

Total Return(c)	3.72%	18.42%	2.31%	25.52%	73.52%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$8,688	$11,857	$16,165	$25,445	$29,667
Ratios to Average Net Assets (excluding interest expense):
Net investment income	3.28%	3.44%	5.42%	7.23%	10.60%
Operating expenses	2.19%	2.18%	2.19%	2.19%	2.28%
Ratios to Average Net Assets (including interest expense):
Net investment income	3.12%	3.20%	5.09%	6.93%	10.31%
Operating expenses	2.34%	2.42%	2.52%	2.50%	2.57%
Portfolio Turnover Rate	50%	53%	73%	93%	138%

(a) Prior to the close of business on June 12, 2009, the Forward Select Income Fund was known as the Kensington Select Income Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

December 31, 2013	90	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select Income Fund

	Class C
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009(a)
Net Asset Value, Beginning of Period	$23.99	$21.66	$22.91	$19.86	$12.95
Income/(Loss) from Operations:
Net investment income	0.78 (b)	0.77 (b)	1.20 (b)	1.61	1.75
Net realized and unrealized gain/(loss) on investments	0.11	3.14	(0.68)	3.30	7.07

Total from Investment Operations	0.89	3.91	0.52	4.91	8.82

Less Distributions:
From investment income	(0.98)	(1.43)	(1.77)	(1.86)	(1.48)
From capital gains	(0.80)	—	—	—	—
Tax return of capital	—	(0.15)	—	—	(0.44)

Total Distributions	(1.78)	(1.58)	(1.77)	(1.86)	(1.92)

Redemption Fees Added to Paid In Capital	—	—	—	—	0.01

Net Increase/(Decrease) in Net Asset Value	(0.89)	2.33	(1.25)	3.05	6.91

Net Asset Value, End of Period	$23.10	$23.99	$21.66	$22.91	$19.86

Total Return(c)	3.68%	18.47%	2.29%	25.46%	73.60%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$264,263	$308,131	$262,310	$275,529	$210,227
Ratios to Average Net Assets (excluding interest expense):
Net investment income	3.31%	3.53%	5.63%	7.60%	10.65%
Operating expenses	2.19%	2.18%	2.19%	2.19%	2.27%
Ratios to Average Net Assets (including interest expense):
Net investment income	3.16%	3.29%	5.30%	7.29%	10.36%
Operating expenses	2.34%	2.42%	2.52%	2.50%	2.56%
Portfolio Turnover Rate	50%	53%	73%	93%	138%

(a) Prior to the close of business on June 12, 2009, the Forward Select Income Fund was known as the Kensington Select Income Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

See Notes to Financial Statements	91	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select Income Fund

	Advisor Class
	Year Ended December 31, 2013(a)	Year Ended December 31, 2012	Year Ended December 31, 2011	Period Ended December 31, 2010(b)
Net Asset Value, Beginning of Period	$24.39	$22.00	$23.24	$20.56
Income/(Loss) from Operations:
Net investment income	1.05 (c)	1.12 (c)	1.48 (c)	2.06
Net realized and unrealized gain/(loss) on investments	0.09	3.09	(0.73)	2.69

Total from Investment Operations	1.14	4.21	0.75	4.75

Less Distributions:
From investment income	(1.16)	(1.65)	(1.99)	(2.07)
From capital gains	(0.85)	—	—	—
Tax return of capital	—	(0.17)	—	—

Total Distributions	(2.01)	(1.82)	(1.99)	(2.07)

Net Increase/(Decrease) in Net Asset Value	(0.87)	2.39	(1.24)	2.68

Net Asset Value, End of Period	$23.52	$24.39	$22.00	$23.24

Total Return	4.68%	19.62%	3.31%	23.96	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$15,501	$11,852	$3,160	$2,212
Ratios to Average Net Assets (excluding interest expense):
Net investment income	4.36%	4.97%	6.81%	11.92	%(e)
Operating expenses	1.26%	1.19%	1.20%	1.23	%(e)
Ratios to Average Net Assets (including interest expense):
Net investment income	4.21%	4.73%	6.48%	11.62	%(e)
Operating expenses	1.41%	1.43%	1.53%	1.53	%(e)
Portfolio Turnover Rate	50%	53%	73%	93	%(f)

(a) Prior to May 1, 2013, the Forward Select Income Fund Advisor Class was known as the Forward Select Income Fund Class M.

(b) The Fund began offering Advisor Class shares on February 1, 2010.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

December 31, 2013	92	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the period presented.

Forward Select Opportunity Fund

	Institutional Class
	Period Ended December 31, 2013(a)
Net Asset Value, Beginning of Period	$25.00
Income/(Loss) from Operations:
Net investment income(b)	0.13
Net realized and unrealized gain on investments	1.16

Total from Investment Operations	1.29

Less Distributions:
From investment income	(0.11)
From capital gains	(0.12)

Total Distributions	(0.23)

Net Increase in Net Asset Value	1.06

Net Asset Value, End of Period	$26.06

Total Return	5.19	%(c)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$9,749
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	1.26	%(d)
Operating expenses including reimbursement/waiver	1.23	%(d)
Operating expenses excluding reimbursement/waiver	2.29	%(d)
Portfolio Turnover Rate	46	%(c)

(a) The Forward Select Opportunity Fund commenced operations on August 1, 2013. Prior to December 23, 2013, the Forward Select Opportunity Fund was known as the Forward Select Income Opportunity Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Not Annualized.

(d) Annualized.

See Notes to Financial Statements	93	December 31, 2013

Financial Highlights

For a share outstanding throughout the period presented.

Forward Select Opportunity Fund

	Class A
	Period Ended December 31, 2013(a)
Net Asset Value, Beginning of Period	$25.00
Income/(Loss) from Operations:
Net investment income(b)	0.13
Net realized and unrealized gain on investments	1.11

Total from Investment Operations	1.24

Less Distributions:
From investment income	(0.08)
From capital gains	(0.11)

Total Distributions	(0.19)

Net Increase in Net Asset Value	1.05

Net Asset Value, End of Period	$26.05

Total Return(c)	4.98	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$14,521
Ratios to Average Net Assets:
Net investment income including reimbursement/waiver	1.22	%(e)
Operating expenses including reimbursement/waiver	1.73	%(e)
Operating expenses excluding reimbursement/waiver	2.59	%(e)
Portfolio Turnover Rate	46	%(d)

(a) The Forward Select Opportunity Fund commenced operations on August 1, 2013. Prior to December 23, 2013, the Forward Select Opportunity Fund was known as the Forward Select Income Opportunity Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Not Annualized.

(e) Annualized.

December 31, 2013	94	See Notes to Financial Statements

Notes to Financial Statements

1. Organization

Forward Funds (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2013, the Trust has 33 registered funds. This annual report describes 6 funds offered by the Trust (each a “Fund” and collectively, the “Funds”). The accompanying financial statements and financial highlights include the Forward Global Infrastructure Fund (“Global Infrastructure Fund”), the Forward International Real Estate Fund (“International Real Estate Fund”), the Forward Real Estate Fund (“Real Estate Fund”), the Forward Real Estate Long/Short Fund (“Real Estate Long/Short Fund”), the Forward Select Income Fund (“Select Income Fund”), and the Forward Select Opportunity Fund (“Select Opportunity Fund”) (prior to December 23, 2013, known as the Forward Select Income Opportunity Fund).

The Global Infrastructure Fund seeks to achieve total return from through capital appreciation and current income through investing primarily in global infrastructure-related securities issued by companies involved in the construction, development, financing or operation of infrastructure assets. The International Real Estate Fund seeks to achieve total return from both capital appreciation and current income through investing primarily in non-U.S. securities of real estate and real estate-related companies, including real estate investment trusts (“REITs”). The Real Estate Fund seeks income with capital appreciation as a secondary goal through investing primarily in securities of real estate companies, including REITs. The Real Estate Long/Short Fund seeks total return through a combination of high current income relative to equity investment alternatives plus long-term growth of capital through investing primarily in securities of issuers engaged primarily in the real estate industry such as REITs, master limited partnerships and other real estate firms. The Select Income Fund seeks high current income and potential for modest long-term growth of capital through investing primarily in income-producing securities of companies in the real estate industry, such as REITs, master limited partnerships and other real estate firms. The Select Opportunity Fund seeks total return through current income and long-term capital appreciation by investing in equity, fixed income and hybrid securities.

Information presented in the accompanying Funds’ financial statements pertains to the Investor Class, Institutional Class, Class A, Class B, Class C and Advisor Class (prior to May 1, 2013, known as Class M) shares offered by the Trust.

Effective May 1, 2009, the Funds no longer offer for sale Class B shares of the Funds; and shareholders are no longer able to make new or additional investments in Class B shares. As of May 1, 2009, the current holders of Class B shares of the Fund will continue to be permitted to: hold their Class B shares until they are converted to Class A shares; exchange their Class B shares for Class B shares of another fund of the Trust that offers Class B shares, if any; automatically reinvest dividends in Class B shares; and make additional investments in other share classes of the Funds, subject to pricing and eligibility requirements of those other share classes.

All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

The International Real Estate Fund, the Real Estate Fund, the Real Estate Long/Short Fund, and the Select Income Fund may invest a substantial portion of assets in the securities of issuers engaged in the real estate industry, including REITs. The Global Infrastructure Fund invests a substantial portion of its assets in securities of issuers engaged in the infrastructure industry. The Select Opportunity Fund may invest a substantial portion of assets in the securities of issuers engaged in the real estate industry, including REITs. As a result, the Funds may be more affected by economic and regulatory developments in these industries than would a fund not concentrating its investments in a particular sector.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on December 31, 2013.

Portfolio Valuation: Portfolio securities or contracts that are listed or traded on a national securities exchange, contract market or over-the-counter market and that are freely transferable are valued at the last reported sale price or a market’s official closing price on the valuation day. If there have been no sales that day, such securities or contracts are valued at the average of the last reported bid and ask price for long positions or ask prices for short positions. If no bid or ask prices are quoted before closing, such securities or contracts are valued either at the last available sale price or at fair value in accordance with procedures established by, and under the general supervision of, the Board of Trustees.

Debt securities that have an original maturity of more than 365 days or that are credit impaired are valued on the basis of the average of the latest bid

95	December 31, 2013

Notes to Financial Statements

and ask price. Debt securities that have an original maturity of less than 365 days and that are not credit impaired are valued as follows: (a) maturity of 61 to 365 days, on the basis of the average of the latest bid and ask price; and (b) maturity of 60 days or less, at amortized cost.

The Funds’ independent pricing vendors (approved by the Board of Trustees) use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing vendors may utilize a market-based approach through which quotes from market makers are used to determine value. In instances where sufficient market activity may not exist or is limited, the pricing vendors may also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the value.

In the event valuation information is not available from the Funds’ independent pricing vendors for a security held by a Fund, such security may be valued by alternate pricing methods, including the use of quotations obtained from dealers that make markets in such securities, or otherwise determined based on the fair value of such securities. To the extent that such securities do not trade on a valuation day and the last bid and ask prices are not available, the securities may be valued using matrix pricing or similar valuation methods from the Funds’ independent pricing vendors. Bonds that do not trade regularly tend to be less liquid, and their values may be determined based on alternate or fair valuation methods (approved by the Board of Trustees) more frequently than portfolio holdings that are more frequently traded.

Futures and options on futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over-the-counter market and that are freely transferable are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter futures and options on futures contracts for which market quotations are readily available are valued based on quotes received from independent pricing vendors or one or more dealers that make markets in such securities. If quotes are not available from an independent pricing vendor or dealers, over-the-counter futures and options on futures contracts are valued using fair valuation methodologies.

Options on securities and options on indices are valued using the last quoted sale price as of the close of the securities or commodities exchange on which they are traded. If there has been no sale that day, such securities are valued at the average of the last reported bid and ask prices on the valuation day for long positions or ask prices for short positions. Certain investments including options may trade in the over-the-counter market and generally are valued based on quotes received from independent pricing vendors or one or more dealers that make markets in such securities.

Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the last reported trade or closing price of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities is determined in good faith through consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Trustees. Certain Funds will use a fair valuation model provided by independent pricing vendors, which is intended to reflect fair value when a security’s value is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day of the NYSE. The Funds’ procedures set forth certain triggers that instruct when to use the fair valuation model. The value assigned to a security by the fair valuation model is a determination of fair value made under the Funds’ valuation procedures and under the supervision of the Board of Trustees. In such a case, a Fund’s value for a security may be different from the last sales price (or the latest closing price) and there is no guarantee that a fair valued security will be sold at the price at which a Fund is valuing the security.

Forward currency exchange contracts have a market value determined by the prevailing daily foreign currency exchange rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing vendor. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

All other securities and other assets are carried at their fair value as determined in good faith using methodologies approved by the Board of Trustees. The valuation methodologies include: analysis of recent public transactions in securities or assets of the same class or that are highly similar; analysis of recent private transactions in securities or assets of the same class or that are highly similar; analysis of information that provides a

December 31, 2013	96

Notes to Financial Statements

reasonable basis for valuation, such as appraisals, analysts’ reports, and valuation models; and cost, if other valuation methods are not available.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Debt Securities: Debt securities are affected primarily by the financial condition of the companies or other entities that have issued them and by changes in interest rates. There is a risk that an issuer of a Fund’s debt investments may not be able to meet its financial obligations (e.g. may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Lower rated debt securities, such as high-yield/high-risk bonds, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated debt securities. Debt securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations. The value of debt securities may fall when interest rates rise. Given the current historically low interest rate environment, the risks associated with rising interest rates are heightened and future increases in interest rates may result in periods of dramatic volatility and may negatively impact the value of debt securities. The liquidity of the market for debt securities may decrease during periods of increased volatility. Additionally, new regulations applicable to and changing business practices of broker-dealers that make markets in debt securities may result in those broker-dealers restricting their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such debt securities.

Exchange-Traded Funds (“ETFs”): Certain Funds may invest in ETFs, which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the net asset value of the ETF.

Foreign Securities: Certain Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Master Limited Partnerships (“MLPs”): Certain Funds may invest in MLPs, which are limited partnerships in which ownership units are publicly traded. MLPs often own interests in properties or businesses that are related to the oil and gas industries, although MLPs may invest in other types of investments. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (such as a Fund investing in a MLP) are not involved in the day-to-day management of the partnership.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of units of a MLP may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in a MLP than investors in a corporation, and conflicts of interest may exist among unit holders and the general partner of a MLP. MLPs that concentrate in a particular industry or region are subject to risk associated with such industry or region. Investments held by MLPs may be illiquid. MLP unit prices may be more volatile than securities of larger or more broadly based companies.

Unlike most corporations, MLPs do not pay income tax but instead pass through their taxable income to unit holders who are required to report their allocable share of a MLP’s taxable income. A MLP’s distribution to unit holders may exceed the unit holder’s share of the MLP’s taxable income, and a portion of the distribution may represent a return of capital. If a Fund

97	December 31, 2013

Notes to Financial Statements

invests in a MLP that makes a return of capital, a portion of the Fund’s distribution to shareholders may also represent a return of capital.

Real Estate Investment Trusts: Certain Funds invest a substantial portion of their assets in REITs and are subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. There is no guarantee that the REITs held by the Funds will continue to pay dividends. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act.

Short Sales: Certain Funds may sell securities short. Short sales are transactions in which a Fund sells a security that it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. All short sales must be fully collateralized. The Fund maintains collateral consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of their respective short positions. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. The Fund typically intends to hold securities sold short for the short term; therefore, they are excluded from the purchase and sales of investments in Note 8 and the Fund’s Portfolio Turnover Calculation in the Financial Highlights. As of

December 31, 2013, the Real Estate Long/Short Fund held securities sold short with a market value of $6,006,740. No other Funds held securities sold short at December 31, 2013.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1—Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date.

Level 2—Quoted prices in markets which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability. The Board of Trustees has approved independent pricing vendors that calculate fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.

Level 3—Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2013:

Investments in Securities	Level 1	Level 2	Level 3	Total
Global Infrastructure Fund
Common Stocks(a)	$80,401,246	—	—	$80,401,246

Total	$80,401,246	—	—	$80,401,246

International Real Estate Fund
Common Stocks(a)	$157,994,078	—	—	$157,994,078

Total	$157,994,078	—	—	$157,994,078

December 31, 2013	98

Notes to Financial Statements

Investments in Securities	Level 1	Level 2	Level 3	Total
Real Estate Fund
Common Stocks(a)	$73,031,692	—	—	$73,031,692
Rights(a)	24,870	—	—	24,870

Total	$73,056,562	—	—	$73,056,562

Real Estate Long/Short Fund
Common Stocks(a)	$71,113,144	—	—	$71,113,144
Convertible Preferred Stocks(a)	1,333,750	—	—	1,333,750
Preferred Stocks(a)	6,479,187	—	—	6,479,187
Rights	26,100	—	—	26,100
Options Purchased	23,977	—	—	23,977
Corporate Bonds(a)	—	$431,925	—	431,925

Total	$78,976,158	$431,925	—	$79,408,083

Select Income Fund
Common Stocks
REITs-Residential	$3,790,800	$9,960,000	—	$13,750,800
Other(a)	483,617,181			483,617,181
Limited Partnerships(a)	10,200,993	—	—	10,200,993
Convertible Preferred Stocks(a)	107,810,265	—	—	107,810,265
Preferred Stocks
REITs-Residential	12,607,800	6,230,000	—	18,837,800
Other(a)	904,762,994	—	—	904,762,994
Rights(a)	291,000	—	—	291,000
Options Purchased	509,670	—	—	509,670
Contingent Convertible Securities(a)	—	21,690,450	—	21,690,450
Corporate Bonds(a)	—	84,693,715	—	84,693,715

Total	$1,523,590,703	$122,574,165	—	$1,646,164,868

Select Opportunity Fund
Common Stocks(a)	$14,048,866	—	—	$14,048,866
Preferred Stocks(a)	4,047,500	—	—	4,047,500
Contingent Convertible Securities(a)	—	$786,150	—	786,150
Corporate Bonds(a)	—	900,000	—	900,000

Total	$18,096,366	$1,686,150	—	$19,782,516

(a) For detailed descriptions of industry or country see the accompanying Portfolio of Investments.

Other Financial Instruments(a)	Level 1	Level 2	Level 3	Total
Real Estate Long/Short Fund
Liabilities
Securities Sold Short
Common Stocks	$(4,096,490)	—	—	$(4,096,490)
Exchange-Traded Funds	(1,910,250)	—	—	(1,910,250)
Options Written	(94,000)	—	—	(94,000)

Total	$(6,100,740)	—	—	$(6,100,740)

(a) Other financial instruments are derivative instruments reflected in the schedules to the Portfolio of Investments, such as written options and short sales.

The Funds recognize transfers between levels as of the beginning of the annual period in which the transfer occurred. For the year ended

December 31, 2013, the only transfers of securities from Level 2 to Level 1 were for the Global Infrastructure Fund and the International Real Estate

99	December 31, 2013

Notes to Financial Statements

Fund due to the utilization of a fair valuation model provided by the Funds’ independent pricing vendor at December 31, 2012. At December 31, 2013, the Global Infrastructure Fund and the International Real Estate Fund did not utilize a fair valuation model in accordance with the Funds’ valuation procedures. The Funds’ procedures set forth certain triggers which instruct when to use the fair valuation model, and the value assigned to a security by the fair valuation model is a determination of fair value made under the Funds’ valuation procedures and under the supervision of the Board of Trustees. During the year ended December 31, 2013 there were no other transfers between Level 1 and Level 2 securities in any other Fund.

For the year ended December 31, 2013, the Funds did not have transfers between the fair value levels designated in the preceding table and unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Derivative Instruments and Hedging Activities: The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities but also allow certain Funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, and purchased and written option contracts. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, certain Funds may use derivatives that increase or decrease a Fund’s exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to settle the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Option Writing/Purchasing: Certain Funds may write or purchase option contracts to adjust risk and return of their overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received

December 31, 2013	100

Notes to Financial Statements

on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase, or proceeds from the sale, in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and unexpected movements in security values. As of December 31, 2013, the Real Estate Long/Short Fund held written options with a market value of $(94,000). As of December 31, 2013, the Real Estate Long/Short Fund and the Select Income Fund held purchased options with a market value of $23,977 and $509,670, respectively. No other Funds held purchased or written options at December 31, 2013.

Written option activity for the year ended December 31, 2013 was as follows:

	Written Call Options
	Number of Contracts	Contract Premium
Global Infrastructure Fund
Outstanding, at beginning of year December 31, 2012	(1,403)	$(115,390)

Options written	(700)	(127,878)
Options exercised or closed	700	127,878
Options expired	1,403	115,390

Outstanding, December 31, 2013	—	$—

	Written Call Options
	Number of Contracts	Contract Premium
Real Estate Long/Short Fund
Outstanding, at beginning of year December 31, 2012	—	$—

Options written	(1,500)	(174,842)
Options exercised or closed	964	119,825
Options expired	136	23,978

Outstanding, December 31, 2013	(400)	$(31,039)

The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not necessarily representative of the Funds’ net exposure. Cash held as collateral is in a segregated account with the Funds’ custodian and is reflected in the Statement of Assets and Liabilities.

Balance Sheet – Fair Value of Derivative Instruments as of December 31, 2013(a):

Derivatives not Accounted for as Hedging Instruments	Asset Derivatives Balance Sheet Location	Fair Value	Liabilities Derivatives Balance Sheet Location	Fair Value
Real Estate Long/Short Fund
Equity Contracts (Options Purchased)	Investments, at value	$23,977	Options written, at value	$94,000

Total		$23,977		$94,000

Select Income Fund
Equity Contracts (Options Purchased)	Investments, at value	$509,670		—

Total		$509,670		—

(a) For open derivative instruments as of December 31, 2013, see the Portfolio of Investments. The Portfolio of Investments is representative of the activity for the year ended December 31, 2013.

The gains/(losses) in the table below are included in the “Net realized gain/(loss)” or “Net change in unrealized gain/(loss)” on the Statement of Operations.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Derivatives not Accounted for as Hedging Instruments	Location of Gains/(Loss) on Derivatives Recognized in Income	Realized Gain on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Global Infrastructure Fund
Equity Contracts (Options Written)	Net realized gain on written option contracts/Net change in unrealized depreciation on written option contracts	$115,390	$(107,375)

Total		$115,390	$(107,375)

101	December 31, 2013

Notes to Financial Statements

Derivatives not Accounted for as Hedging Instruments	Location of Gains/(Loss) on Derivatives Recognized in Income	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/ (Loss) on Derivatives Recognized in Income
Real Estate Long/Short Fund
Equity Contracts (Options Purchased)	Net realized gain on investments/Net change in unrealized appreciation/(depreciation) on investments	$(403,734)	$148,737
Equity Contracts (Options Written)	Net realized gain on written option contracts/Net change in unrealized depreciation on written option contracts	54,669	(62,961)

Total		$(349,065)	$85,776

Select Income Fund
Equity Contracts (Options Purchased)	Net change in unrealized appreciation/(depreciation) on investments	—	$263,390

Total		—	$263,390

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. There were no derivative financial instruments that are subject to enforceable netting arrangements or other similar agreements as of December 31, 2013.

Warrants: Certain Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a certain date or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant.

This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, as a complete loss of the amount invested in the warrant may result in the event of a decline in the value of the underlying security. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security. As of December 31, 2013, the Funds held no warrants.

Cash Management Transactions: The Funds may hold cash balances in bank demand deposit accounts with the Funds’ custodian, Citibank, N.A. (“Citibank”). Such amounts are readily accessible to purchase investments or pay Fund expenses. The Funds consider liquid assets deposited in a bank demand deposit account to be cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds may maintain demand deposit accounts that have an aggregate value in excess of Federal Deposit Insurance Corporation (FDIC) insurance limits. As a result, the Funds may be exposed to credit risk in the event of insolvency or other failure of Citibank to meet its obligations.

Leverage: The Real Estate Long/Short Fund, the Select Income Fund and the Select Opportunity Fund can purchase securities with borrowed money,

December 31, 2013	102

Notes to Financial Statements

including bank overdrafts (a form of leverage). The Funds may borrow amounts up to one-third of the value of their assets. Leverage exaggerates the effect on the net asset value of any increase or decrease in the market value of the Fund’s portfolio securities. These borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. In certain cases, interest costs may exceed the return received on the securities purchased.

The Real Estate Long/Short Fund, the Select Income Fund and the Select Opportunity Fund maintain separate lines of credit with BNP Paribas (acting through its New York Branch). The Funds are charged interest of 1.20% above the one-month London Interbank Offered Rate (“LIBOR”) rate for borrowing under these agreements.

The Real Estate Long/Short Fund and the Select Income Fund also maintain separate lines of credit with Bank of America Merrill Lynch. For borrowings under these agreements, the Real Estate Long/Short Fund and the Select Income Fund are charged a commitment fee on the average daily undrawn balance of the line of credit at the rate of 0.45% per annum and interest on the unpaid principal of the loan from the line of credit at the rate of 1.00% per annum above the one-month LIBOR.

The Real Estate Long/Short Fund and the Select Income Fund have pledged a portion of their investment securities as the collateral for their lines of credit. As of December 31, 2013, the value of the investment securities pledged as collateral and the borrowed amounts on the lines of credit were as follows:

Fund	Collateral Pledged	Borrowed Amounts
Real Estate Long/Short Fund	$28,311,256	$13,862,574
Select Income Fund	662,319,553	278,195,210

The average interest rate charged and the average outstanding loan payable for the year ended December 31, 2013 were as follows:

Fund	Average Interest Rate	Average Outstanding Loan Payable
Real Estate Long/Short Fund	1.346%	$14,081,734
Select Income Fund	1.190%	202,272,611

Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid semi-annually for the Global Infrastructure Fund and the International Real Estate Fund, and quarterly for the Real Estate Fund, the Real Estate Long/ Short Fund, the Select Income Fund and the Select Opportunity Fund. For all Funds, net realized capital gains, if any, are distributed annually. There is no guarantee the Funds will continue paying dividends.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain or from paid in capital depending upon the type of book/tax differences that may exist.

Based on information provided by the REITs, the Funds recharacterize distributions received from REIT investments into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the recharacterization will be estimated based on available information that may include the previous year’s allocation. If new or additional information becomes available from the REITs at a later date, a recharacterization will be made in the following annual financial reporting period. There is no guarantee that the REITS held by the Funds will continue to pay dividends. The Funds record as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as long-term capital gain in the Statement of Operations, and the amount recharacterized as a return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities and in the Portfolio of Investments. These recharacterizations are reflected in the accompanying financial statements.

Federal Income Taxes: The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Code. By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for Federal income or excise taxes. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized

103	December 31, 2013

Notes to Financial Statements

gains are recorded by the Funds for financial reporting purposes. The Funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

As of and during the year ended December 31, 2013, and for all open tax years, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Expenses: Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets. For Funds offering multiple share classes, all of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees provided under the distribution (Rule 12b-1) and/or shareholder services plans for a particular class of a Fund are charged to the operations of such class.

ReFlow Transactions: During the period from May 17, 2013 to December 31, 2013, certain Funds participated in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are generally expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of any Fund, but in no case will ReFlow’s position in any fund exceed $15 million.

ReFlow Services, LLC (“ReFlow Services”), the entity which facilitates the day-to-day operations of ReFlow, is under common control with Forward Management, the investment advisor to the Funds (the “Advisor” or “Forward Management”). In light of this, the Board of Trustees has adopted certain procedures to govern the Funds’ participation in ReFlow. ReFlow fees that were incurred by the Funds during the year ended December 31, 2013 are recorded in the Statement of Operations.

3. Investment Management Services

The Trust has entered into an investment management agreement with Forward Management pursuant to which Forward Management provides investment management services to the Funds and is entitled to receive a fee calculated daily and payable monthly at the following annual rates, as of December 31, 2013, based on each Fund’s average daily net assets:

Fund	Advisory Fee
Global Infrastructure Fund	0.90%

International Real Estate Fund	1.00%

Real Estate Fund	0.85% up to and including $100 million 0.80% over $100 million up to and including $500 million 0.70% over $500 million

Real Estate Long/Short Fund	1.00%

Select Income Fund	1.00%

Select Opportunity Fund	1.00%

Expense Limitations: Forward Management has entered into Expense Limitation Agreements with certain Funds, which limits the total expenses (exclusive of brokerage costs, interest, taxes, dividends, acquired fund fees and expenses, and extraordinary expenses) of certain classes of certain Funds, through a speci-

December 31, 2013	104

Notes to Financial Statements

fied date. In addition, Forward Management may voluntarily reimburse additional expenses of certain classes of certain Funds. Following are the annual expense limitation rates and expiration dates for the Funds with an Expense Limitation Agreement:

Fund	Investor Class	Institutional Class	Class A	Class C	Advisor Class	End Date
International Real Estate Fund(a)	1.80%	1.45%	1.85%	2.40%	1.50%	April 30, 2014
Select Opportunity Fund	N/A	1.23%	1.73%	N/A	N/A	April 30, 2015

(a) From January 1, 2013 to April 30, 2013, the annual expense limitation rates for the International Real Estate Fund’s Institutional Class, Class A and Advisor Class shares were 1.40%, 1.80% and 1.40%, respectively.

Pursuant to the Expense Limitation Agreements, each Fund will reimburse Forward Management for any fee waivers and expense reimbursements made by Forward Management, provided that any such reimbursements made by a Fund to Forward Management will not cause the Fund’s expense limitation to exceed expense limitation rates in existence at the time the expense was incurred or at the time of the reimbursement, whichever expense limitation rate is lower, and the reimbursement is made within three years following the year in which the expenses were incurred.

For the year ended December 31, 2013, the fee waivers and/or reimbursements were as follows:

Fund	Fees Waived/ Reimbursed by Advisor	Recoupment of Past Waived Fees by Advisor	Total
Global Infrastructure Fund
Investor Class	0	0	0
Institutional Class	0	$(3,505)	$(3,505)
Class A	0	0	0
Class B	0	(289)	(289)
Class C	0	(1,460)	(1,460)
Advisor Class	0	(32)	(32)
International Real Estate Fund
Investor Class	0	(1,003)	(1,003)
Institutional Class	0	(14,397)	(14,397)
Class A	0	(23,388)	(23,388)
Class C	0	(6,657)	(6,657)
Advisor Class	0	(398)	(398)
Select Opportunity Fund
Institutional Class	$37,598	0	37,598
Class A	23,259	0	23,259

As of December 31, 2013, the balances of recoupable expenses for each Fund were as follows:

Fund	2011	2012	2013	Total
Global Infrastructure Fund
Investor Class	0	0	0	0
Institutional Class	0	0	0	0
Class A	$1,092	0	0	$1,092
Class B	66	0	0	66
Class C	160	0	0	160
Advisor Class	0	0	0	0

105	December 31, 2013

Notes to Financial Statements

Fund	2011	2012	2013	Total
International Real Estate Fund
Investor Class	0	0	0	0
Institutional Class	$9,976	$7,899	0	$17,875
Class A	92,769	0	0	92,769
Class C	35,282	7,702	0	42,984
Advisor Class	0	335	0	335
Real Estate Fund
Investor Class	8,810	0	0	8,810
Institutional Class	231	0	0	231
Class A	2,724	0	0	2,724
Class C	842	0	0	842
Select Opportunity Fund
Institutional Class	N/A	N/A	$37,598	37,598
Class A	N/A	N/A	23,259	23,259

4. Distribution and Shareholder Services Plans

The Funds have adopted Distribution Plans (the “Distribution Plans”) pursuant to Rule 12b-1 of the 1940 Act which allow each of the Funds to pay for the sale and distribution of its shares at an annual rate of up to the following amounts based on each Fund’s daily average net assets:

Fund	Investor Class	Class A	Class B	Class C
Global Infrastructure Fund	0.25%	0.35%	0.75%	0.75%
International Real Estate Fund	0.25%	0.35%	N/A	0.75%
Real Estate Fund	0.25%	0.35%	N/A	0.75%
Real Estate Long/Short Fund	0.25%	0.35%	0.75%	0.75%
Select Income Fund	0.25%	0.35%	0.75%	0.75%
Select Opportunity Fund	N/A	0.35%	N/A	N/A

The Funds have adopted a shareholder services plan (the “Shareholder Services Plan”) with respect to certain funds. Under the Shareholder Services Plan, a Fund is authorized to pay third party service providers for non-distribution related services to shareholders. Payments under the Shareholder Services Plan are calculated daily and paid monthly, and are not to exceed the following annual rates:

Fund	Investor Class	Institutional Class	Class A	Class B	Class C	Advisor Class
Global Infrastructure Fund	0.15%	0.05%	0.20%	0.25%	0.25%	0.10%
International Real Estate Fund	0.15%	0.05%	0.20%	N/A	0.25%	0.10%
Real Estate Fund	0.15%	0.05%	0.20%	N/A	0.25%	N/A
Real Estate Long/Short Fund	0.15%	0.05%	0.20%	0.25%	0.25%	0.10%
Select Income Fund	0.15%	0.05%	0.20%	0.25%	0.25%	0.10%
Select Opportunity Fund	N/A	0.05%	0.20%	N/A	N/A	N/A

The expenses of the Distribution Plans and the Shareholder Services Plan are reflected as distribution and service fees in the Statement of Operations.

Distributor, Administrator, Transfer Agent & Custodian

Forward Securities, LLC (the “Distributor”) serves as the Funds’ distributor. The Distributor acts as an agent for the Funds and the distributor of their shares.

ALPS Fund Services, Inc. (“AFS”) serves as the Funds’ administrator, transfer agent and dividend paying agent.

Citibank is the Funds’ custodian.

December 31, 2013	106

Notes to Financial Statements

5. Trustee and Officer Fees

The Funds do not pay any compensation directly to the officers or trustees who are also trustees, officers or employees of Forward Management or its affiliates, except as noted below. As of December 31, 2013, there were seven Trustees, six of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). The Funds pay each Independent Trustee a retainer fee in the amount of $35,000 per year, $12,500 each per regular meeting for attendance in person, $9,000 each per regular meeting for attendance by telephone, $3,000 each for attendance in person at each special meeting that is not held in conjunction with a regular meeting, $2,250 each for attendance at a special telephonic meeting, and $1,000 each per day for participation in Trust-related meetings not held in conjunction with a meeting. The Chairman of the Board of Trustees, the Chairman of the Audit Committee and the Chairman of the Nominating Committee each receive a special retainer fee in the amount of $10,000, $10,000 and $7,500, respectively per year. The interested Trustee receives no compensation from the Funds. In addition, Independent Trustees receive reimbursements for reasonable out-of-pocket expenses incurred for their services as a Trustee.

The Funds’ Chief Compliance Officer is employed by Forward Management. The Funds pay an allocated portion of the Chief Compliance Officer’s compensation and other related expenses, subject to approval by the Board of Trustees.

6. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties with respect to the Funds. In addition, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or the Funds. Based on experience, however, the Funds expect the risk of loss to be remote.

7. Shares of Beneficial Interest

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. The Board of Trustees may establish additional Funds and classes of shares at any time in the future without shareholder approval. Holders of shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights. Investment activities of significant shareholders could have a material impact on the operations of their respective share classes.

The following entities owned of record or beneficially, as of December 31, 2013, 5% or greater of any class of the Funds’ outstanding equity securities:

Fund	Name	Percentage
Global Infrastructure Fund
Investor Class	Genworth Financial Trust	68.28%
	Charles Schwab & Co., Inc.	20.09%
	Pershing, LLC	6.01%

Institutional Class	Pershing, LLC	39.21%
	National Financial Services Corp.	26.94%
	LPL Financial Services	17.48%
	Charles Schwab & Co., Inc.	5.63%

Class A	Pershing, LLC	27.76%
	LPL Financial Services	15.94%
	Charles Schwab & Co., Inc.	12.61%
	National Financial Services Corp.	5.78%

Class B	Pershing, LLC	35.17%
	Morgan Stanley	18.90%
	LPL Financial Services	8.76%
	Wells Fargo Investments, LLC	6.10%

Class C	Pershing, LLC	32.22%
	LPL Financial Services	13.10%
	Wells Fargo Investments, LLC	6.80%

Advisor Class	Charles Schwab & Co., Inc.	45.30%
	National Financial Services Corp.	19.65%
	Forward Management, LLC	18.49%
	Wells Fargo Investments, LLC	16.10%

International Real Estate Fund
Investor Class	Genworth Financial Trust	71.18%
	Pershing, LLC	13.89%
	TD Ameritrade, Inc.	6.06%

Institutional Class	National Financial Services Corp.	67.79%
	Charles Schwab & Co., Inc.	6.35%
	Pershing, LLC	5.84%
	Genworth Financial Trust	5.32%
	Gerlach & Co., LLC	5.29%
	Brown Brothers Harriman & Co.	5.22%

107	December 31, 2013

Notes to Financial Statements

Fund	Name	Percentage
International Real Estate Fund (continued)
Class A	Pershing, LLC	43.23%
	Charles Schwab & Co., Inc.	7.88%
	LPL Financial Services	7.84%

Class C	Pershing, LLC	27.24%
	LPL Financial Services	12.48%
	UBS Financial Services Inc.	6.26%

Advisor Class	Merrill Lynch Pierce Fenner & Smith	49.75%
	Wells Fargo Investments, LLC	34.62%
	Pershing, LLC	11.05%

Real Estate Fund
Investor Class	Genworth Financial Trust	42.57%
	Charles Schwab & Co., Inc.	30.43%
	Pershing, LLC	10.65%
	National Financial Services Corp.	8.05%

Institutional Class	Gerlach & Co., LLC	27.52%
	Genworth Financial Trust	24.52%
	LPL Financial Services	21.05%
	National Financial Services Corp.	14.13%
	Pershing, LLC	10.68%

Class A	Pershing, LLC	21.35%
	LPL Financial Services	18.02%

Class C	Pershing, LLC	24.10%
	National Financial Services Corp.	7.83%
	LPL Financial Services	7.42%
	Morgan Stanley	7.17%
	Investment Architects Inc.	6.23%

Real Estate Long/Short Fund
Investor Class	National Financial Services Corp.	78.90%
	Charles Schwab & Co., Inc.	14.24%

Institutional Class	Pershing, LLC	42.43%
	Charles Schwab & Co., Inc.	30.97%
	Gerlach & Co., LLC	13.08%
	Brown Brothers Harriman & Co.	10.10%

Class A	Pershing, LLC	23.76%
	LPL Financial Services	7.98%

Fund	Name	Percentage
Real Estate Long/Short Fund (continued)
Class B	Pershing, LLC	15.32%
	Charles Schwab & Co., Inc.	5.51%
	Stifel Nicolaus & Co.	5.25%
	Cambridge Investment Research Inc.	5.09%

Class C	Pershing, LLC	21.70%
	LPL Financial Services	13.96%

Advisor Class	LPL Financial Services	57.47%
	Wells Fargo Investments, LLC	35.16%
	Pershing, LLC	6.11%

Select Income Fund
Investor Class	Genworth Financial Trust	80.19%
	Pershing, LLC	12.61%

Institutional Class	Charles Schwab & Co., Inc.	42.95%
	Pershing, LLC	15.76%
	LPL Financial Services	7.25%

Class A	Pershing, LLC	27.27%
	National Financial Services Corp.	13.18%
	Charles Schwab & Co., Inc.	10.74%
	LPL Financial Services	8.01%

Class B	Pershing, LLC	36.28%
	National Financial Services Corp.	7.49%
	LPL Financial Services	6.64%

Class C	Pershing, LLC	36.79%
	LPL Financial Services	11.81%

Advisor Class	Wells Fargo Investments, LLC	65.80%
	Merrill Lynch Pierce Fenner & Smith	13.57%
	Pershing, LLC	12.98%
	Charles Schwab & Co., Inc.	4.96%

Select Opportunity Fund
Institutional Class	Gerlach & Co., LLC	78.90%
	TD Ameritrade, Inc.	9.52%

Class A	Charles Schwab & Co., Inc.	94.88%

December 31, 2013	108

Notes to Financial Statements

8. Purchases and Sales of Investments

Investment transactions for the year ended December 31, 2013, excluding U.S. Government Obligations, short-term investments and short sales, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Global Infrastructure Fund	$139,276,846	$207,835,987
International Real Estate Fund	335,553,134	327,129,045
Real Estate Fund	67,656,289	28,322,177
Real Estate Long/Short Fund	55,289,899	63,541,483
Select Income Fund	916,881,332	1,184,849,156
Select Opportunity Fund	24,545,859	5,426,878

9. Tax Basis Information

Reclassifications: At December 31, 2013, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the treatment of foreign currency, certain other investments and treatment of net investment loss. These reclassifications were as follows:

Fund	Increase/(Decrease) Paid-in Capital	Increase/(Decrease) Accumulated Net Investment Income/(Loss)	Increase/(Decrease) Accumulated Net Realized Gain/(Loss)
Global Infrastructure Fund	$9,536	$(767,371)	$757,835
International Real Estate Fund	—	6,984,403	(6,984,403)
Real Estate Fund	—	—	—
Real Estate Long/Short Fund	(195,196)	567,198	(372,002)
Select Income Fund	(11,786,223)	11,412,253	373,970
Select Opportunity Fund	(10,291)	(448)	10,739

Tax Basis of Investments: As of December 31, 2013, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Global Infrastructure Fund	$69,615,132	$15,301,429	$(4,515,315)	$10,786,114
International Real Estate Fund	165,964,342	5,456,004	(13,426,268)	(7,970,264)
Real Estate Fund	66,446,279	9,792,038	(3,181,755)	6,610,283
Real Estate Long/Short Fund	69,443,862	14,619,464	(4,655,243)	9,964,221
Select Income Fund	1,526,459,718	192,051,751	(72,346,601)	119,705,150
Select Opportunity Fund	19,355,044	771,698	(344,226)	427,472

Capital Losses: As of December 31, 2013, the following Funds had available for Federal income tax purposes unused capital losses as follows:

Pre-Enactment Capital Losses

Fund	Expiring in 2015	Expiring in 2016	Expiring in 2017	Expiring in 2018
Global Infrastructure Fund	—	$9,851,751	$30,182,432	$24,061,967
International Real Estate Fund	$319,827	67,712,152	60,639,639	3,986,802
Real Estate Fund	—	1,685,000	—	—
Real Estate Long/Short Fund	—	59,579,741	107,182,629	—

109	December 31, 2013

Notes to Financial Statements

Capital loss carryovers used during the year ended December 31, 2013 were:

Fund	Amount
Global Infrastructure Fund	$(3,587,032)
International Real Estate Fund	(2,332,378)
Real Estate Fund	(561,666)
Real Estate Long/Short Fund	(9,549,757)
Select Income Fund	(92,656,585)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was enacted. Certain of the enacted provisions include:

Post enactment losses may now be carried forward indefinitely, but must retain the character of the original loss. However, such losses must be utilized prior to the pre-enactment capital loss, which increases the likelihood that the pre-enactment capital losses will expire unused. Under the pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a Regulated Investment Company (“RIC”) for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

The Funds elect to defer to the period ending December 31, 2014, capital losses recognized during the period November 1, 2013 to December 31, 2013 in the amount of:

Fund	Amount
International Real Estate Fund	$2,796,469
Real Estate Long/Short Fund	702,076

The Funds elect to defer to the period ending December 31, 2014, late year ordinary losses recognized during the period November 1, 2013 to December 31, 2013 in the amount of:

Fund	Amount
Real Estate Long/Short Fund	$86,516
Select Opportunity Fund	1,988

Tax Basis of Distributable Earnings: At December 31, 2013 the following components of accumulated earnings on a tax basis were as follows:

	Global Infrastructure Fund	International Real Estate Fund	Real Estate Fund		Real Estate Long/Short Fund
Post-October losses	—	$(2,796,469)	—		$(702,076)
Accumulated capital loss carryforwards	$(64,096,150)	(132,658,420)	$(1,142,798	)(a)	(166,762,370)
Undistributed ordinary income	81,496	1,116,825	38,346		—
Net unrealized appreciation/(depreciation) on foreign currency/securities sold short/written option contracts	1,437	(909)	—		(1,473,610)
Net unrealized appreciation/(depreciation) on investments	10,786,114	(7,970,264)	6,610,283		9,964,221
Other cumulative effect of timing differences	—	—	—		(86,516)

Total distributable earnings	$(53,227,103)	$(142,309,237)	$5,505,831		$(159,060,351)

December 31, 2013	110

Notes to Financial Statements

	Select Income Fund	Select Opportunity Fund
Undistributed ordinary income	—	$130,497
Undistributed capital gains	$6,112,378	68,761
Net unrealized appreciation on investments	119,705,150	427,472
Other cumulative effect of timing differences	—	(1,988)

Total distributable earnings	$125,817,528	$624,742

(a) The Real Estate Fund Carryforwards are net of undistributed capital gains unable to be offset due to restrictions under §382 of the Code.

Tax Basis of Distributions to Shareholders: Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid for the year ended December 31, 2013 were as follows:

Fund	Ordinary Income Total	Long-Term Capital Total	Return of Capital Total
Global Infrastructure Fund	$1,755,379	—	—
International Real Estate Fund	10,169,662	—	—
Real Estate Fund	497,069	$2,584,564	—
Real Estate Long/Short Fund	991,049	—	—
Select Income Fund	76,480,115	50,435,681	—
Select Opportunity Fund	181,184	—	—

The tax character of distributions paid for the year ended December 31, 2012 were as follows:

Fund	Ordinary Income Total	Long-Term Capital Total	Return of Capital Total
Global Infrastructure Fund	$2,050,584	—	—
International Real Estate Fund	8,974,157	—	—
Real Estate Fund	279,688	—	—
Real Estate Long/Short Fund	1,449,695	—	—
Select Income Fund	107,608,118	—	$11,259,717
Select Opportunity Fund	—	—	—

The Funds may own shares in certain foreign investment entities referred to under U.S. tax law, as “passive foreign investment companies” (PFICs). The Funds may elect to mark-to-market annually the shares of each PFIC and may be required to include in distributable income to shareholders any such mark-to-market gains.

10. Portfolio of Investments

The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to each of the Funds.

11. New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a Fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. Adoption had no effect on

111	December 31, 2013

Notes to Financial Statements

the Funds’ net assets or results of operations and the required disclosures are included in Note 2.

In June 2013, the FASB issued ASU No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes under GAAP. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. This ASU is effective for fiscal years beginning after December 15, 2013. The Funds are currently reviewing the requirements and believe the adoption of this ASU will not have a material impact on its financial statements.

12. Subsequent Events

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2013. However, the following are details relating to the subsequent events through the date the financial statements were issued.

The following information applies to the International Real Estate Fund and Global Infrastructure Fund (collectively the “Funds”) only:

Effective January 14, 2014, the Funds expect to declare and pay income dividends quarterly and capital gain distributions annually, if available.

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q was filed for the quarter ended September 30, 2013. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the Funds’ proxy voting policies and procedures and how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2013 are available (i) without charge, upon request, by calling 1-800-999-6809 and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

December 31, 2013	112

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Forward Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets, of cash flows where presented, and the financial highlights present fairly, in all material respects, the financial position of Forward Global Infrastructure Fund, Forward International Real Estate Fund, Forward Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund and Forward Select Opportunity Fund (the “Funds”) at December 31, 2013, and the results of each of their operations, the changes in each of their net assets, the cash flows, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 25, 2014

113	December 31, 2013

Tax Information (Unaudited)

Pursuant to Section 852(b)(3) of the Internal Revenue Code the Real Estate Fund and Select Income Fund designate $2,584,564 and $50,435,681, respectively, as long-term capital gain dividends.

The Global Infrastructure Fund, International Real Estate Fund, Real Estate Fund, Real Estate Long/Short Fund, Select Income Fund, and Select Opportunity Fund designate 100.00%, 9.14%, 1.26%, 3.56%, 1.35%, and 19.33%, respectively, of the income dividends distributed between January 1, 2013 and December 31, 2013, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Global Infrastructure Fund, Real Estate Long/Short Fund, Select Income Fund, and Select Opportunity Fund designate 32.74%, 0.43%, 0.25%, and 20.50%, respectively, of the ordinary income dividends distributed between January 1, 2013 and December 31, 2013, as qualifying for the corporate dividends received deduction.

Pursuant to Section 853(c) of the Internal Revenue Code, the Global Infrastructure Fund and International Real Estate Fund designate $476,964 and $570,204, respectively, as foreign taxes paid, and $4,279,002 and $6,680,747, respectively, as foreign source income earned between January 1, 2013 and December 31, 2013.

Section 19 Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Fund will send you a Form 1099-DIV each calendar year that will tell you how to report these distributions for Federal income tax purposes.

	Per Share				Percentage
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Select Income Fund
Institutional Class	$1.167280	$0.854455	—	$2.021735	56.66%	43.34%	—	100.00%
Investor Class	$1.106728	$0.833009	—	$1.939737	56.66%	43.34%	—	100.00%
Class A	$1.086886	$0.829464	—	$1.916350	56.66%	43.34%	—	100.00%
Class B	$0.979185	$0.796523	—	$1.775708	56.66%	43.34%	—	100.00%
Class C	$0.984068	$0.795380	—	$1.779448	56.66%	43.34%	—	100.00%
Advisor Class	$1.162172	$0.852108	—	$2.014280	56.66%	43.34%	—	100.00%

December 31, 2013	114

Approval of the Investment Management Agreement (Unaudited)

The Board of Trustees (the “Board”) of the Trust oversees the management of each series of the Trust and, as required by law, initially approves, and determines annually whether to renew, the investment advisory agreement for management of each series of the Trust.

At an in-person meeting of the Board held on September 24-25, 2013, the Board, including all of the Independent Trustees, approved the renewal of the Amended and Restated Investment Management Agreement (the “Advisory Agreement”) between Forward Management, LLC (“Forward Management” or the “Advisor”) and the Trust on behalf of the Funds.

Also, at an in-person meeting of the Board held on June 4-5, 2013, the Board, including all of the Independent Trustees, approved the Amended and Restated Investment Management Agreement (the “New Series Advisory Agreement”) between Forward Management and the Trust on behalf of the Forward Select Opportunity Fund (formerly named the Forward Select Income Opportunity Fund) (the “New Series”).

In connection with these meetings, the Board, through counsel to the Trust and Independent Trustees and through the administrator of the Funds, requested information to enable the Board to evaluate the terms of the Advisory Agreement and New Series Advisory Agreement. In response, Forward Management provided materials to the Board for its evaluation. In considering whether to approve the renewal of the Advisory Agreement and/or initially approve the New Series Advisory Agreement, the Board also reviewed supplementary information, including: information related to the Funds’ investment results; portfolio composition; advisory fee and expense comparisons; financial information regarding Forward Management; descriptions of Forward Management’s compliance program; portfolio trading practices and information about the personnel providing, or proposed to provide, investment management and administrative services to each Fund and the New Series; and the nature of services provided under the Advisory Agreement and to be provided under the New Series Advisory Agreement. In addition, during the course of each year, the Board receives a wide variety of materials relating to the services provided by Forward Management. At each of its quarterly meetings, the Board reviews Fund investment performance and a significant amount of information relating to Fund operations, including the Trust’s compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by Forward Management to the Funds. The Board also noted that the Funds’ Chief Compliance Officer reviewed the compliance procedures and systems in place with respect to compliance by Forward Management with the federal securities laws as prescribed under Rule 38a-1 of the 1940 Act and noted to the Board that they are reasonably designed to prevent violations by Forward Management of the federal securities laws.

Discussed below are the factors the Board considered in renewing the Advisory Agreement and approving the New Series Advisory Agreement. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the information taken as a whole. Individual Board members may have given different weights to certain factors and assigned various degrees of materiality to information in connection with the approval process.

Forward Management directly manages the Funds without employing a sub-advisor. In evaluating the Advisory Agreement and New Series Advisory Agreement, the Board, including the Independent Trustees, principally considered the following factors, among others: (i) the nature, extent and quality of the services to be provided by Forward Management; (ii) the investment performance of each Fund and Forward Management, where applicable; (iii) the reasonableness of investment advisory compensation to be paid and a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (iv) the profits to be realized by Forward Management from its relationships with the Funds or the New Series; (v) the extent to which the fees to be paid to Forward Management reflect economies of scale; and (vi) if applicable, any benefits derived or to be derived by Forward Management from its relationship with the Funds or New Series, such as soft dollar arrangements. The Board also considered the ability of Forward Management to provide an appropriate level of support and resources to the Funds or New Series and whether Forward Management has sufficiently qualified personnel. The Board also considered the overall financial soundness of Forward Management as it relates to its ability to provide services to the Funds and the New Series.

Additional discussion of certain of these factors follows:

Nature, extent, and quality of the services

The Board considered the nature of the services to be provided under the Advisory Agreement and expected to be provided under the New Series Advisory Agreement. The Board considered the ability of Forward Management to provide an appropriate level of support and resources to the Funds and New Series and whether Forward Management has sufficiently qualified personnel. The Board noted the background and experience of Forward Management’s senior management and investment personnel. The Board

115	December 31, 2013

Approval of the Investment Management Agreement (Unaudited)

also noted that because the series of the Trust are Forward Management’s principal investment advisory clients, the expertise of, and amount of attention expected to be given to the Funds and New Series by Forward Management’s management team is substantial. The Board considered Forward Management’s ability to attract and retain qualified business professionals. The Board also determined that Forward Management has made a commitment to the recruitment and retention of high quality personnel, and maintains the financial and operational resources reasonably necessary to manage the Funds and the New Series. The Board also favorably considered Forward Management’s entrepreneurial commitment to the management and success of the Funds and New Series, which entails a substantial financial and professional commitment.

The Board also considered Forward Management’s compliance operations with respect to the Trust, including the measures taken by Forward Management to assist the Trust in complying with Rule 38a-1 under the 1940 Act. The Board noted that personnel at Forward Management represented that the firm had no significant compliance or administrative problems over the past year and that no material deficiencies were found by any independent audit or material compliance issues found by the U.S. Securities and Exchange Commission in its recent routine examination of Forward Management or the series of the Trust.

The Board concluded that it was satisfied with the nature, extent, and quality of the services provided by Forward Management under the Advisory Agreement and expected to be provided under the New Series Advisory Agreement.

Investment Performance

Existing Funds

In considering information about the Funds’ historical performance, the Board was provided with information by Forward Management using data from Morningstar and other sources about each Fund’s historical performance, noting whether there were periods of underperformance and outperformance relative to each Fund’s peer group as well as its respective benchmark indices over time. The Board was provided with a comparative analysis of the performance of each Fund relative to certain comparable funds and relevant market indices for certain periods, including annual performance information and cumulative performance information. In assessing the performance of Forward Management, the Board also considered the length of time Forward Management had served as investment advisor to the respective Fund. The Board also noted the need for Forward Management to adhere to its investment mandates, which could at times have an impact on a Fund’s performance.

The Board noted that, as a general matter, the Funds had periods of both underperformance and outperformance relative to comparable funds within their respective Morningstar Category over time. Specifically, the Board noted:

•	the Forward Global Infrastructure Fund underperformed the comparable funds within its custom peer group average for the one-, three-, and five-year periods ended June 30, 2013;

•

the Forward International Real Estate Fund underperformed the comparable funds within its custom peer group average during the one-year period ended June 30, 2013, but outperformed the comparable funds within its custom peer group average for the three- and five-year periods ended June 30, 2013;

•

the Forward Real Estate Fund outperformed the comparable funds within its Morningstar Category during the one- and three-year periods ended June 30, 2013; however, underperformed the comparable funds within its Morningstar Category during the five-year period ended June 30, 2013. It was noted that Forward Management took over the day-to-day management of this Fund in March 2010;

•

the Forward Real Estate Long/Short Fund outperformed the comparable funds within its custom peer group average during the one-year period ended June 30, 2013; however, underperformed the comparable funds within its custom peer group average during the three- and five-year periods ended June 30, 2013; and

•

the Forward Select Income Fund outperformed the comparable funds within its custom peer group average for the one- and five-year periods ended June 30, 2013, but underperformed the comparable funds within its custom peer group average for the three- and ten-year periods ended June 30, 2013.

Performance information for each class of shares of the Funds, including performance relative to each Fund’s benchmark index, is contained in this Report under the heading “Fund Performance.”

The Board considered the various performance data presented, and considered that certain Funds underperforming their benchmark or peer group for a given period had outperformed such benchmarks or peer groups during other periods. The Board also recognized that certain asset classes or strategies may be out of favor from time to time, which can have an effect on performance. The Board also noted the difficulties of constructing appropriate benchmarks for certain Funds. The Board discussed the possible

December 31, 2013	116

Approval of the Investment Management Agreement (Unaudited)

reasons for the underperformance of certain Funds with Forward Management and took note of Forward Management’s plans to continue to monitor and address performance. The Board also noted recent portfolio management and/or strategy changes implemented by Forward Management.

The Board determined to continue to monitor the performance of the Funds and concluded, after consideration of the performance and strategy for each of the Funds, that Forward Management should continue to serve under the Advisory Agreement subject to the supervision of the Board.

New Series

The Board noted that the New Series has yet to commence operations, and the Board concluded that Forward Management has the ability to provide high quality investment management services to the New Series over the long-term, subject to ongoing review of the New Series’ performance by Forward Management and the Board.

Profitability and Reasonableness of Advisory Compensation

The Board considered the costs of services to be provided and profits to be realized by Forward Management from its relationship with the Funds and New Series, including the overall financial soundness of Forward Management. The Board considered financial information previously provided by Forward Management, which showed an operating loss for the year ended December 31, 2012, but a demonstrated commitment to new product support. The Board noted that Forward Management has been responsive to inquiries over time regarding the firm’s financial resources and ability to serve as the investment advisor to the Funds, and that the Board has been satisfied with this information. The Board also considered information about the profitability of each Fund to Forward Management. The Board also considered that Forward Management has historically waived fees or reimbursed the various series of the Trust for certain operating expenses that exceeded stated expense limits, and that amounts waived or reimbursed by Forward Management have been substantial. The Board further noted that with respect to the New Series, it generally is difficult to estimate or evaluate the expected profitability of newly organized funds, and that typically newly organized funds are not particularly profitable to an investment adviser.

The Board also considered information regarding the investment management fees charged to the Funds and expected to be charged to the New Series by Forward Management and operating expense comparisons for each Fund and the New Series compared with other comparable registered investment companies. The Board noted that the New Series will be managed by the same investment team as the Forward Select Income Fund, with both funds having the same advisory fee; however, the New Series, unlike the Forward Select Income Fund, will have expense caps. The Board noted that the investment management fees to be paid to Forward Management with respect to each of the Funds were within the range of the gross investment management fees charged to the group of similar investment companies presented to the Board. With respect to the New Series, the Board compared the estimated investment management fees and operating expenses for the New Series with those of other comparable mutual funds, noting that the proposed investment management fee is within the range of the fees of the comparable funds presented in a universe of peers most similar to the New Series.

The Board noted that Forward Management’s business currently consists primarily of managing the series of the Trust, and that Forward Management does not currently manage other investment accounts for clients using strategies similar to the Funds so it is not possible to meaningfully compare the fees charged to the Funds with fees charged to other non-investment company clients of Forward Management. The Board noted that overall expense ratios of certain of the Funds, including the New Series, are currently limited by Forward Management pursuant to contractual expense limitation and/or reimbursement agreements.

The Board concluded that Forward Management’s profitability with respect to the Funds was not excessive and that the advisory fees charged to each Fund were reasonable in light of the services provided to each Fund. The Board also concluded that Forward Management’s expected profitability with respect to the New Series was not excessive and that the advisory fee to be charged to the New Series was reasonable in light of the services to be provided.

Economies of scale

The Board considered the potential of Forward Management and the Funds to experience economies of scale as the Funds grow in size, but recognized that the current asset levels of certain of the Funds do not provide significant economies of scale. The Board also considered the potential of Forward Management and the New Series to experience economies of scale as the New Series grows in size, but recognized that, at the outset, the New Series would have relatively small asset levels. The Board noted that Forward Management has typically subsidized series of the Trust at smaller asset levels, and that Forward Management has agreed to cap the overall expense ratios of the New Series for an initial period. The Board concluded that, considering the size and operating history of the Funds and the fee and financial information considered by the Board, the current fee structures reflected in the Advisory Agreement and New Series Advisory Agreement are appropriate. The Board also noted that it would have the opportunity to

117	December 31, 2013

Approval of the Investment Management Agreement (Unaudited)

periodically re-examine whether the Funds or New Series had achieved economies of scale and the appropriateness of advisory fees payable to Forward Management in the future and that fee reductions have been implemented from time to time with regard to certain of the Funds.

Any additional benefits and other considerations

The Board considered ancillary benefits to be received by Forward Management as a result of Forward Management’s relationship with the Funds, including the fees paid by the Funds and to be paid by the New Series to ReFlow Management Co., LLC, a company that is affiliated with Forward Management, for the Funds’ and New Series’ participation in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In addition, the Board also took into consideration the potential benefits that may be derived by Forward Management as a result of the establishment of Forward Securities, LLC, an affiliated broker-dealer that serves as distributor for the Funds. The Board also considered any benefits to be derived by Forward Management from soft dollar arrangements, and noted that the Board receives regular reports from Forward Management regarding its soft dollar policies and usage. The Board also noted that potential benefits to be derived by Forward Management from its relationship with the Funds and proposed rela-

tionship with the New Series include potential for larger assets under management and reputational benefits, which are consistent with those generally derived by investment advisors to mutual funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, found that: (i) the compensation payable under the Advisory Agreement is fair and bears a reasonable relationship to the services to be rendered; and (ii) the renewal of the Advisory Agreement is in the best interests of each respective Fund and its shareholders. Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, found that: (i) the compensation payable under the New Series Advisory Agreement is fair and bears a reasonable relationship to the services to be rendered; and (ii) the approval of the New Series Advisory Agreement is in the best interests of the New Series and its shareholders. Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved, with respect to the Funds, the renewal of the Advisory Agreement. In addition, the Trustees, including all of the Independent Trustees, unanimously approved, with respect to the New Series, the New Series Advisory Agreement.

December 31, 2013	118

Additional Company Information (Unaudited)

Board of Trustees

The Trust’s Board of Trustees oversees the management and business of the Funds. The Trustees are elected by shareholders of the Trust, or, in certain circumstances, may be appointed by the other Trustees. There are currently seven Trustees, six of whom are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (each an “Independent Trustee” and together, the “Independent Trustees”). The Trust’s Statement of Additional Information includes additional information about the Trustees and is available at forwardinvesting.com or upon request, without charge, by calling 800-999-6809. The Trustees and Officers of the Trust, along with their affiliations over the last five years, are set forth below.

Independent Trustees:

Name, Address, and Year of Birth*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Haig G. Mardikian Year of Birth: 1947	Chairman	Since 1998+	Owner of Haig G. Mardikian Enterprises, a real estate investment business (since 1971); General Partner of M&B Development, a real estate investment business (since 1983); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983 to 2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (since 1989); Director of PCG Asset Management, a private equity investment advisor (2001 to 2011); President of the William Saroyan Foundation (since 1992); Managing Director of the United Broadcasting Company, radio broadcasting (1983 to 2001); Trustee of the International House of UC Berkeley (2001 to 2007); Director of the Downtown Association of San Francisco (1982 to 2006); Director of the Market Street Association (1982 to 2006); Trustee of Trinity College (1998 to 2007); Trustee of the Herbert Hoover Presidential Library (since 1997); Trustee of the Herbert Hoover Foundation (since 2002); Trustee of the Advisor California Civil Liberties Public Education Fund (1997 to 2006); Director of The Walnut Management Co., a privately held family investment company (since 2008); President of the Foundation of City College (2006 to 2010); Director of Near East Foundation (since 2007).	33	Chairman and Director of SIFE Trust Fund (1978 to 2001).

Donald O’Connor Year of Birth:1936	Trustee	Since 2000+	Financial Consultant (since 1997); Retired Vice President of Operations, Investment Company Institute (“ICI”), a mutual fund trade association (1969 to 1993); Executive Vice President and Chief Operating Officer, ICI Mutual Insurance Company, an insurance company (1987 to 1997); Chief, Branch of Market Surveillance, Securities and Exchange Commission (1964 to 1969).	33	Trustee of the Advisors Series Trust (since 1997).

DeWitt F. Bowman Year of Birth: 1930	Trustee	Since 2006 (Director of Forward Funds, Inc. since 2000)+	Pension Investment Consulting, a consulting company (since 1994); Interim Treasurer and Vice President for Investments, University of California (2000 to 2001); Treasurer of Pacific Pension Institute, a non-profit education organization (1994 to 2002); Treasurer of Edgewood Center for Children and Families, a non-profit care center (1994 to 2004); Director, Episcopal Diocese of California, a non-profit religious organization (1964 to 2008); Trustee of the Pacific Gas and Electric Nuclear Decommissioning Trust Fund, a nuclear decommissioning trust (since 1994); Chief Investment Officer, California Public Employees Retirement System (1989 to 1994).	33	Trustee, Brandes Mutual Funds (1995 to 2012); Lead Director, RREEF America III REIT (2007 to 2012); Director, RREEF America I REIT (2004 to 2007); Trustee, PCG Private Equity Fund (since 1994).

119	December 31, 2013

Additional Company Information (Unaudited)

Name, Address, and Year of Birth*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Cecilia H. Herbert Year of Birth: 1949	Trustee, Nominating Committee Chairperson	Since 2009+	Director (2000 to 2013) and President (2007 to 2010) of the Board, Catholic Charities CYO; Member, Archdiocese Finance Committee, the advisory council to the San Francisco Catholic Archdiocese (since 1994); Trustee, The Thacher School (2002 to 2011); Chair, The Thacher School Investment Committee (2005 to 2010); Chair, Thacher School Finance Committee (2005 to 2008); Trustee, WNET, the public media company of New York (since 2011); Managing Director and head of San Francisco Office, J.P. Morgan/Morgan Guaranty Trust Company, a commercial and investment banking institution (1973 to 1976 and 1978 to 1991); Assistant Vice President, Signet Banking Corporation, a multi-bank holding company (1976 to 1978).	33	Director, iShares Inc. (since 2005); Trustee, iShares Trust (since 2005); Trustee, Pacific Select Funds (2004 to 2005); Trustee, The Montgomery Funds (1992 to 2003).

Julie Allecta Year of Birth: 1946	Trustee, Audit Committee Chairperson	Since 2012+	Retired Partner, Paul Hastings, Janofsky & Walker LLP (1999 to 2009); Vice President and Director, WildCare Bay Area (since 2007); Director, Audubon Canyon Ranch, Inc. (since 2009); Parliamentarian and Director, American Society of Botanical Artists, Northern California Chapter (2014).	33	Trustee, Litman Gregory Funds Trust (since 2013).

A. John Gambs Year of Birth: 1945	Trustee	Since 2012+	Director and Compensation Committee Chair, NMI Holdings, Inc. (2011 to 2012); Trustee and Audit Committee Chair, Barclays Global Investors Funds (2006 to 2010); Trustee and Audit Committee Chair, Master Investment Portfolio (2006 to 2010); Advisory Board Member, Fairview Capital Management (since 2009); Director, San Francisco Classical Voice (since 2011); Member, Board of Governors San Francisco Symphony (since 2001); Director, The New Century Chamber Orchestra (since 2010); Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation (1988 to 1996); President and Director, Gambs Family Foundation (1997 to 2010).	33	None

December 31, 2013

120

Additional Company Information (Unaudited)

Interested Trustee:

Name, Address, and Year of Birth*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
J. Alan Reid, Jr. **** Year of Birth: 1962	President, Trustee	Since 2001+	Chief Executive Officer and Director of Forward Management, LLC, an investment advisor (since 2001); President and Director, Forward Securities, LLC, a broker-dealer (since 2010); Chief Executive Officer and Director, ReFlow Management Co., LLC, an investment services company (2001 to 2010); Chief Executive Officer and Director, ReFlow Fund, LLC, an investment services company (2001 to 2010); Chief Executive Officer of Sutton Place Management, an investment services company (since 2001); Chief Executive Officer of Sutton Place Associates (since 2001); Chief Executive Officer of FISCOP, LLC (since 2001); Chief Executive Officer of Broderick Management, LLC (since 2001); Member of ICI Board of Governors (since 2008); Director of Legato Capital Management, an investment services company (2004 to 2009); Director FOLIOfn, Inc. (since 2002); Executive Director, Private Wealth Management, Morgan Stanley (2000 to 2001); Senior Vice President, Director of Business Delivery, Morgan Stanley Online, a financial services company (1999 to 2000); Executive Vice President and Treasurer, Webster Investment Management Co., LLC (1998 to 1999); Vice President, Regional Director, Investment Consulting Services, Morgan Stanley, Dean Witter, Discover & Co., a financial services company (1992 to 1998); Vice President of the Board of Trustees of Centerpoint, a public health and welfare organization (1997 to 2010); Director of Ring Mountain Day School (2010 to 2013); Director of Arista Maritime Group Inc. (since 2013).	33	None

*	Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 101 California Street, 16th Floor, San Francisco, CA 94111.

**	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust.

***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

****	Mr. Reid is considered an interested Trustee because he acts as Chief Executive Officer of Forward Management, LLC, the Funds’ investment advisor, and holds other positions with an affiliate of the Trust.

+	Messrs. Mardikian, Bowman, O’Connor and Reid have served as Trustee to the Trust since May 1, 2005. However, beginning on the date indicated in the chart, Messrs. Mardikian, Bowman, O’Connor and Reid served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005. Mr. Bowman was appointed as Trustee effective January 1, 2006 and served as a director for the nine series of Forward Funds, Inc. since 2000. Ms. Herbert was appointed as a Trustee effective November 9, 2009. Ms. Allecta was appointed as a Trustee effective January 1, 2012. Mr. Gambs was appointed as a Trustee effective December 31, 2012.

121	December 31, 2013

Additional Company Information (Unaudited)

Officers:

Name, Address, and Year of Birth*	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Barbara H. Tolle 101 California Street, 16th Floor San Francisco, CA 94111 Year of Birth: 1949	Treasurer	Since 2006	Vice President, Director of Fund Accounting and Operations, Forward Management (since 2006); Vice President and Director, Fund Accounting and Administration, PFPC Inc. (1998 to 2006).

Judith M. Rosenberg 101 California Street, 16th Floor San Francisco, CA 94111 Year of Birth: 1948	Chief Compliance Officer and Chief Legal Officer	Since 2005	Chief Compliance Officer, Forward Management (since 2005); Chief Compliance Officer, Secretary and Director, Forward Securities, LLC (since 2010); First Vice President and Senior Attorney, Morgan Stanley (1984 to 1997; 2002 to 2005); Director of Compliance, Morgan Stanley Online (1997 to 2002).

Robert S. Naka 101 California Street, 16th Floor San Francisco, CA 94111 Year of Birth: 1963	Vice President, Funds and Secretary	Vice President, Funds since 2009 and Secretary since 2012	Managing Director, Operations, Forward Management (since 2009); Principal & Chief Operating Officer, Anew Capital Management LLC (2007 to 2009); Executive Vice President & Chief Operating Officer, ING Funds & Predecessors (1989 to 2007).

*	Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

December 31, 2013

122

Forward Funds Privacy Policy (Unaudited)

Forward Funds appreciates the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law. We recognize that, as our customer, you not only entrust us with your money but with your personal information. Your trust is important to us and you can be sure we will continue our tradition of protecting your personal information. We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

We collect the following categories of information about you:

•	Information we receive from you on applications or other forms; and

•	Information about your transactions with us, our affiliates, or others.

We do not disclose any Information about you or any current or former customer to anyone, except as permitted by law. We may disclose Information about you and any former customer to our affiliates and to nonaffiliated third parties, as permitted by law. We do not disclose personal information that we collect about you to non-affiliated companies except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, or in other limited circumstances permitted by law. For example, some instances where we may disclose Information about you to third parties include: for servicing and processing transactions, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information about you with these companies, we require them to limit their use of the personal information to the particular purpose for which it was shared and we do not allow them to share your personal information with others except to fulfill that limited purpose. In addition, these companies are required to adhere to our privacy standards with respect to any personal information that we provide them.

Protecting the Security and Confidentiality of Your Information

We restrict access to Information about you to those employees who need to know that Information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to ensure the confidentiality of your Information. Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be a customer of Forward Funds. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should consult that financial institution’s privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment advisor or other financial service provider, that third-party’s privacy policies will apply to you and ours will not.

123	December 31, 2013

Investment Advisor

Forward Management, LLC

Administrator

ALPS Fund Services, Inc.

Distributor

Forward Securities, LLC

Counsel

Dechert LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Custodian

Citibank, N.A.

Transfer Agent

ALPS Fund Services, Inc.

Forward Funds

P.O. Box 1345

Denver, CO 80201

(800) 999-6809

www.forwardinvesting.com

Forward Commodity Long/Short Strategy Fund

Forward Credit Analysis Long/Short Fund

Forward Dynamic Income Fund

Forward EM Corporate Debt Fund

Forward Emerging Markets Fund

Forward Endurance Long/Short Fund

Forward Frontier Strategy Fund

Forward Global Dividend Fund

Forward Global Infrastructure Fund

Forward High Yield Bond Fund

Forward International Dividend Fund

Forward International Real Estate Fund

Forward International Small Companies Fund

Forward Investment Grade Fixed-Income Fund

Forward Managed Futures Strategy Fund

Forward Real Estate Fund

Forward Real Estate Long/Short Fund

Forward Select EM Dividend Fund

Forward Select Income Fund

Forward Select Opportunity Fund

Forward Small Cap Equity Fund

Forward Tactical Enhanced Fund

Forward Tactical Growth Fund

Forward Total MarketPlus Fund

Forward U.S. Government Money Fund

Allocation Funds

Forward Balanced Allocation Fund

Forward Growth & Income Allocation Fund

Forward Growth Allocation Fund

Forward Income & Growth Allocation Fund

Forward Income Builder Fund

Forward Multi-Strategy Fund

Printed on paper containing recycled content using soy-based inks.	FSD000467 031015

Annual Report December 31, 2013

Forward Frontier Strategy Fund

Forward High Yield Bond Fund

Forward Investment Grade Fixed-Income Fund

Forward Total MarketPlus Fund

Forward U.S. Government Money Fund

Forward Balanced Allocation Fund

Forward Growth & Income Allocation Fund

Forward Growth Allocation Fund

Forward Income & Growth Allocation Fund

Forward Income Builder Fund

Forward Multi-Strategy Fund

FORWARD FUNDS:	Table of Contents

Forward Funds are distributed by Forward Securities, LLC

101 California Street, 16th Floor, San Francisco, California 94111

The report has been prepared for the general information of Forward Funds’ shareholders. It is not authorized for distribution to prospective investors unless accompanied or proceeded by a current Forward Funds’ Prospectus, which contains more complete information about Forward Funds’ investment policies, management fees and expenses. Investors are reminded to read the Prospectus before investing or sending money.

December 31, 2013

1

Shareholder Update	December 31, 2013

A MESSAGE FROM:	J. Alan Reid, Jr. Chief Executive Officer

Dear Shareholder:

During the last five years, Forward has focused on creating outcome-oriented strategies that seek to help investors build more resilient portfolios in the face of challenging times. We believe that investors need to diversify among non-correlated asset classes, seek to dampen the effects of market volatility and better target sources of growth and income. We have responded by developing funds designed to address these and other specific investment objectives.

Funds like Forward Income Builder Fund and Forward Multi-Strategy Fund are examples of our problem-solving orientation. Besides offering built-in diversification, these funds are managed using volatility targeting to determine the optimal asset allocations. This enables us to seek to pursue enhanced returns when market volatility is low, and focus on dampening portfolio volatility when markets are roiled. In addition, our allocation funds use a gross domestic product weighting rather than a market capitalization index weighting, which gives these funds a larger exposure to emerging markets, as we seek to target faster-growing economies that may offer better returns.

We know investors will always need ways to diversify effectively. And for investors to build resilient portfolios in today’s market environment, they need strategies that are designed to serve specific portfolio objectives:

Find alternative income sources. We are mindful of a shift into a bear market for bonds (see our white paper, The 5% Problem: Double Jeopardy for Traditional Bond Investors), and we have a variety of strategies that seek to generate income as a substantial component of their total return. Forward Select Income Fund has an almost 13-year track record of solid performance and income—the fund’s Class A shares (without sales load) returned 4.26% for the year and had a current yield of 6.33% and a 30-day SEC yield of 6.03% as of year-end.1 Building on the success of Forward Select Income Fund, we recently launched Forward Select Opportunity Fund, which applies the same investment philosophy to global opportunities in the preferred market and beyond. Other Forward Funds that address income objectives include our Dividend Signal strategy funds, which have been part of our fund family for more than five years. Forward Global Dividend Fund and Forward International Dividend Fund were both standouts in 2013, with Class A (without sales load) and Investor Class share returns of 16.02% and 12.14%, respectively. The funds delivered current yields of 3.27% and 4.48% and 30-Day SEC yields of 2.19% and 3.42%, respectively.

Pursue selected pockets of opportunity. We believe that within the emerging markets (EM) there are sectors and niche areas with strong growth potential and a prime example is the frontier markets. In 2013, our Forward Frontier Strategy Fund’s Institutional Class shares were up 22.94% as of year-end. While the MSCI Emerging Markets Index ended the year down -2.27%, the performance of the frontier markets confirmed our belief that a wholesale dismissal of EM would be a mistake.

Diversify with specialized asset classes. Forward Commodity Long/Short Strategy Fund and Forward Managed Futures Strategy Fund showed strong performance compared to peers in 2013—with Institutional Share class returns of 9.36% and 3.14%, respectively. Both funds use systematic strategies designed to respond to global market trends, and are options for investors seeking to diversify their portfolios with the low-correlated returns of these asset classes. Our Forward Real Estate Long/Short Fund also delivered strong long-term performance with a 14-year track record. As of year-end, its Class A shares (without sales load) returned 2.30% and the fund had a three-year return of 8.28%, a five-year return of 20.19% and a since inception average annual return of 9.99%.

Provide stock portfolios with a defensive cushion. Forward Tactical Growth Fund was designed to provide downside portfolio preservation when it’s needed most. The strategy actively manages long and short equity market exposure in response to market signals. In 2013, the fund once again performed in line with expectations, delivering a 15.74% total return for Institutional Class shares while sidestepping the market’s steepest downdrafts. By its nature, this fund will never match or beat the S&P 500 Index in a strong bull phase, but it does seek to outperform the index over a market cycle.

As we begin 2014, we believe investors will need to continue to tap alternative sources of income, like dividend and real estate strategies. We also believe that EM and frontier markets will provide investors with opportunities for growth. And finally, we feel investors need to look to liquid alternative strategies for their potential to dampen portfolio volatility while generating low-correlation returns.

[1]

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2013	2

As you think about your investment goals, we hope you will look to Forward for new thinking and investment solutions designed to help meet your objectives for returns, income, global exposure and portfolio diversification. We also invite you to explore www.forwardinvesting.com/fwd-thinking, where we regularly post our latest research publications and webcasts on timely investment topics, and you can follow Forward on Twitter @fwdinv.

Thank you for your continued confidence and trust in us. We never forget that helping investors achieve their investment goals is what our business is really about, and we are privileged to be your partners in that effort.

Sincerely,

J. Alan Reid, Jr.

Chief Executive Officer

Forward

RISKS

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

Each allocation fund is a fund of funds, which invest in a mix of underlying Forward Funds. Shareholders of an allocation fund indirectly bear the expenses of the underlying funds. An allocation fund’s allocations may be changed at any time. Asset allocation does not assure profit or protect against risk. (Forward Income Builder Fund, Forward Multi-Strategy Fund)

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund. (Forward Credit Analysis Long/Short Fund, Forward International Dividend Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund, Forward Tactical Growth Fund)

Exposure to the commodities markets may subject a fund to greater volatility than investing in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as natural disasters and international economic, political and regulatory developments. (Forward Commodity Long/Short Strategy Fund, Forward Managed Futures Strategy Fund)

Concentration in a particular industry will involve a greater degree of risk than a more diversified portfolio. (Forward Real Estate Long/Short Fund, Forward Select Income Fund)

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations. (Forward Credit Analysis Long/Short Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund, Forward Tactical Growth Fund)

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested. (Forward Commodity Long/Short Strategy Fund, Forward Credit Analysis Long/Short Fund, Forward Frontier Strategy Fund, Forward Global Dividend Fund, Forward Income Builder Fund, Forward International Dividend Fund, Forward Managed Futures Strategy Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund, Forward Tactical Growth Fund)

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs. (Forward Commodity Long/Short Strategy Fund, Forward Income Builder Fund, Forward Managed Futures Strategy Fund, Forward Tactical Growth Fund)

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation. (Forward Credit Analysis Long/Short Fund, Forward Frontier Strategy Fund, Forward Global Dividend Fund, Forward Income Builder Fund, Forward International Dividend Fund, Forward Real Estate Long/Short Fund, Forward Select Opportunity Fund, Forward Tactical Growth Fund)

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk. (Forward Credit Analysis Long/Short Fund, Forward Income Builder Fund)

Mortgage and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial instruments. Mortgage-backed securities are subject to, among other things, prepayment and extension risks. (Forward Commodity Long/Short Strategy Fund, Forward Income Builder Fund, Forward Managed Futures Strategy Fund)

3	December 31, 2013

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio. (Forward Commodity Long/Short Strategy Fund, Forward Credit Analysis Long/Short Fund, Forward Frontier Strategy Fund, Forward Managed Futures Strategy Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund)

Investing in the real estate industry or in real estate-related securities involves the risks associated with direct ownership of real estate which include, among other things, changes in economic conditions (e.g., interest rates), the macro real estate development market, government intervention (e.g., property taxes) or environmental disasters. These risks may also affect the value of equities that service the real estate sector. (Forward Income Builder Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund)

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund. (Forward Credit Analysis Long/Short Fund, Forward Income Builder Fund, Forward Real Estate Long/Short Fund, Forward Tactical Growth Fund)

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies. (Forward Select Opportunity Fund)

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors. (Forward Commodity Long/Short Strategy Fund, Forward Credit Analysis Long/Short Fund, Forward Managed Futures Strategy Fund, Forward Multi-Strategy Fund, Forward Real Estate Long/Short Fund, Forward Tactical Growth Fund)

There is no guarantee the companies in our portfolio will continue to pay dividends. (Forward Global Dividend Fund, Forward International Dividend Fund, Forward Multi-Strategy Fund)

Diversification does not assure profit or protect against risk.

Prior to December 23, 2013, Forward Select Opportunity Fund was named Forward Select Income Opportunity Fund.

Forward Select Opportunity Fund was launched on July 31, 2013, and has a limited operating history.

Alan Reid is a registered representative of Forward Securities, LLC.

Forward Commodity Long/Short Strategy Fund seeks long-term total return.

Forward Credit Analysis Long/Short Fund seeks to maximize total return (capital appreciation and income).

Forward Frontier Strategy Fund seeks capital growth.

Forward Global Dividend Fund seeks to achieve high total return (capital appreciation and income).

Forward Income Builder Fund seeks high current income and some stability of principal.

Forward International Dividend Fund seeks to achieve high total return (capital appreciation and income).

Forward Managed Futures Strategy Fund seeks long-term total return.

Forward Multi-Strategy Fund seeks high potential capital appreciation.

Forward Real Estate Long/Short Fund seeks total return through a combination of high current income relative to equity investment alternatives, plus long-term growth of capital.

Forward Select Income Fund seeks high current income and potential for modest long-term growth of capital.

Forward Select Opportunity Fund seeks total return through current income and long-term capital appreciation.

Forward Tactical Growth Fund’s investment objective is to produce above-average, risk-adjusted returns, in any market environment, while exhibiting less downside volatility than the S&P 500 Index.

30-Day SEC Yield is based on a 30-day period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

Correlation is a statistical measure of how two securities move in relation to each other.

Forward’s Dividend Signal strategy is an approach that targets promising growth companies and high total return as well as stable income streams via stocks that have provided a regular dividend payout.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy.

Volatility is a statistical measure of the dispersion of returns for a given security or market index.

One cannot invest directly in an index.

December 31, 2013	4

Shareholder Update	December 31, 2013

A MESSAGE FROM:	Jim O’Donnell, CFA Chief Investment Officer

Dear Shareholder:

A relatively obscure French author once opined that “there are very few monsters who warrant the fear we have of them.” This observation certainly applies to investing. A case in point is the market’s current queasiness over rising interest rates and the Fed’s pending reduction of asset purchases from its quantitative easing program. While these “monsters” loom large in our minds, I wonder whether we make these perceived threats out to be bigger than they really are.

The adage that the market climbs a wall of worry may be a cliché, but it’s one that rings true. Since July of 2012, the interest rate on the 10-year U.S. Treasury note has more than doubled—from a low of 1.38% to a recent level hovering near 3%. Over the same period, the stock market (as measured by the S&P 500 Index) staged an impressive advance in excess of 32%. This past December when the Fed made the surprise announcement that it would taper its asset purchases (despite much anxiety expressed by a whole host of market participants), the market responded by staging a sharp rally into year-end.

These market responses may seem counterintuitive to wary investors who have grown accustomed to the Fed’s low interest rate environment. But as the year wore on, a clear economic recovery began to take shape around the globe. We believe that in all likelihood this broad global economic recovery will continue to slowly build momentum in the weeks and months to come.

Nevertheless, more than a few investors will still be haunted by a fear of rising interest rates. This fear is rooted in an economic theory that postulates that the value of a stock or bond investment is tied to the investment’s future cash flows discounted by an interest rate factor related to the current interest rate environment. The theory suggests that the higher the interest rate discount factor, the lower the value of the investment. In evaluating the threat of rising rates, it is important to take a step back and pose a simple question: how bad can it get? A sober assessment of the potential damage suggests that it is not an unquantifiable open-ended threat.

Prior to July 2011 (and the beginning of the Fed’s most recent episode of quantitative easing), interest rates on the 10-year Treasury note were range-bound between 2.5% on the low end and roughly 4% on the high end. We would suggest that this prior range is a reasonable expectation for the next several years. The economy is showing few signs of inflationary threats, and higher interest rates could have some self-moderating effect. When rates on the 10-year Treasury inch up above 3.5%, they will eventually drive up mortgage rates and slow housing demand to the point where it exerts a natural drag on economic growth—thereby reducing pressure for further interest rate hikes.

Over the past 200 years, long-term interest rates have rarely risen above 7%, and there have been long periods when rates ranged between 3% and 7%. In the next five to 10 years as the economy fully recovers, perhaps that historic interest-rate range may be a reasonable expectation. But in the interim, many pension plans may have a considerable appetite for Treasurys offering yields in excess of 4%. This, too, will serve to further mitigate against a rise in rates, as rising demand for government securities tends to drive up prices, which are inversely related to interest rates.

Despite the threat of rising rates, the S&P 500 spent much of 2013 moving from one new high to the next. It managed to close the year at an all-time peak and logged its fifth best total annual return since 1970. In fact, the S&P 500 delivered about triple the average annual return that investors have come to expect from stocks. While stocks may continue to post modest gains in the near term, we believe investors should not expect a repeat of the stellar returns we witnessed in 2013. The volatility experienced in 2013 was also well below the average volatility that investors should typically expect.

While S&P 500 stocks soared, many asset classes were cast aside during 2013. Investors showed diminished appetites for real estate, international and emerging markets, equity income and alternative strategies that failed to keep pace with the torrid advance of U.S. equities. But experience has shown that there is virtue in diversification, as it is highly unlikely that any one asset class will be a perennial winner. At this stage of the game, we believe that many of 2013’s underperforming asset classes are poised to outperform in 2014 and beyond.

5	December 31, 2013

As always, we remain committed to helping our shareholders attain true portfolio diversification and achieve their long-term financial goals. Our goals include providing the transparency investors need to make important investment decisions. I invite you to review this report and the performance of the Forward Funds in 2013, and thank you for your continued confidence in us.

Sincerely,

Jim O’Donnell, CFA

Chief Investment Officer

Forward

RISKS

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

Diversification does not assure profit or protect against risk.

10-Year Treasury is a debt obligation issued by the U.S. Treasury that has a term of more than one year, but not more than 10 years.

Quantitative easing refers to a form of monetary policy used to stimulate an economy where interest rates are either at, or close to, zero.

Range-bound is when a market, interest rate or the value of a particular stock, bond, commodity or currency moves within a relatively tight range for a certain period of time.

S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy. One cannot invest directly in an index.

Volatility is a statistical measure of the dispersion of returns for a given security or market index.

Jim O’Donnell has earned the right to use the Chartered Financial Analyst designation. CFA Institute marks are trademarks owned by the CFA Institute.

Forward Funds are distributed by Forward Securities, LLC.

Not FDIC Insured | No Bank Guarantee | May Lose Value

© 2014 Forward Management, LLC. All rights reserved.

The discussions concerning the funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect performance of the funds in the future, including the portfolio managers’ outlook regarding economic, market, political and other factors relevant to investment performance. These statements are based on the portfolio managers’ expectations concerning certain future events and their expected impact on the funds, and are current only through the date on the cover of this report. Forward-looking statements are inherently uncertain and are not intended to predict the future performance of the funds. Actual events may cause adjustments in the portfolio managers’ strategies from those currently expected to be employed, and the outlook of the portfolio managers is subject to change.

December 31, 2013	6

Fund Commentary and Performance (Unaudited)

Forward Frontier Strategy Fund

As of December 31, 2013

For the year ended December 31, 2013, Forward Frontier Strategy Fund’s Institutional Class shares returned 22.94%. Its benchmark, the MSCI Frontier Markets Index, returned 26.32%. Frontier markets were positive in 2013, along with many other global equity markets. This was a particularly notable year as the other major developing market index, the MSCI Emerging Markets Index, posted a negative return for the year.

The performance of frontier markets was largely determined by the strong comeback of countries that struggled with major credit issues over the past few years. The United Arab Emirates (UAE) was the top-performing market, returning 90% for the year. This robust performance was in part fueled by the announcement that the UAE will be moved into the widely-tracked MSCI Emerging Markets Index in 2014. The sole Latin American frontier market, Argentina, returned 66.1% during the year as the market rebounded following the country’s significant financial problems over the past few years.

Africa continued to be a materially positive contributor to the overall performance of frontier markets. Notably, Nigeria’s market returned 32.9% in 2013. The country has a fairly stable democracy and has experienced a number of peaceful political transitions. With a young population, Nigeria is benefiting from a large influx of people into the workforce. The country has also seen a solid increase in oil production, giving the government the means to improve the country’s infrastructure as well as its education and healthcare systems.

Ukraine was the worst-performing market in 2013, declining 13.6%. This marks its second consecutive year as the worst-performing frontier market. Ukraine continued a move toward a more Russian-centric political structure and passed on the opportunity to enter into an expansive trading agreement with the European Union. This move sparked widespread demonstrations, particularly from the western part of the country, and was seen by the West as a move away from free market capitalism. Jordan and Lebanon decreased by 9.2% and 7.3%, respectively, as the Syrian civil war spilled over into these neighboring countries in the form of rhetoric and refugees.

The majority of performance in the fund is delivered via investments in total return swaps on the MSCI Frontier Markets Index; therefore, the use of derivatives is the primary source of return in the fund. The fund also invests in short-dated government and corporate bonds, which added 0.21% to the fund’s performance. The underperformance relative to the benchmark was due to transaction costs and financing fees associated with the fund’s swap investments and the fund’s fees and expenses.

7	December 31, 2013

Forward Frontier Strategy Fund

Asset Allocation as a Percentage of Net Assets

as of December 31, 2013

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2013

8

Forward Frontier Strategy Fund(b)

	1 Year	5 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2013
Investor Class	22.64%	5.18%	5.18%	12/31/08
Institutional Class	22.94%	5.36%	5.36%	12/31/08
Advisor Class(c)	22.93%	N/A	1.68%	05/02/11
Class Z	23.03%	N/A	8.19%	05/05/09

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Prior to May 1, 2011 the Forward Frontier Strategy Fund was known as the Forward Frontier MarketStrat Fund. Prior to September 20, 2010 the Forward Frontier MarketStrat Fund was know as the Forward Frontier Markets Fund. Prior to May 1, 2010, the Forward Frontier Markets Fund was known as the Accessor Frontier Markets Fund.

(c) Prior to May 1, 2013, the Advisor Class was known as Class M.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

9	December 31, 2013

Fund Commentary and Performance (Unaudited)

Forward High Yield Bond Fund

As of December 31, 2013

For the year ended December 31, 2013, Forward High Yield Bond Fund’s Institutional Class shares returned 6.62%. Its benchmark, the BofA Merrill Lynch U.S. High Yield Master II Index, returned 7.42%.

For 2013, high yield bonds were once again the best-performing fixed-income asset class. High-yield securities (including loans) produced total returns that were comparable to the average coupon interest rates for the year and were the only group within the fixed-income universe to generate positive performance.

Improving economic growth, healthier housing markets and stable corporate fundamentals contributed to solid returns in the face of fiscal uncertainty, especially fears of a shift in monetary policy and rising interest rates. High-yield prices improved steadily during the first four months of the year, abruptly reversing course in May and June with the Federal Reserve’s guidance on the potential tapering of its quantitative easing program. While some rate volatility continued to negatively affect prices from time to time, high yield bond prices slowly returned to their earlier positive trajectory during the second half of the year.

Spreads to Treasurys tightened by 1.44% in 2013, dropping to a 4% yield advantage compared with the U.S. Treasury curve. This positive trend occurred despite a negative technical backdrop of declining retail demand for the asset class. In fact, high yield funds saw approximately $4.1 billion in outflows during the year while having to accommodate substantial funding demand from corporate issuers rushing to the market. The primary market reached another all-time record in 2013, with 820 new issues totaling $398.5 billion in new securities.

High-quality credits underperformed in 2013 as they carried the lowest yields and were most vulnerable to rising interest rates. On the other hand, distressed securities and the lowest-quality credits outperformed. Outperforming industries during the year included technology, chemicals, financials, media and services, while notable underperformers were cable, energy, homebuilders, telecommunications and utilities. The default environment remained benign, with 2% of issuers representing only 0.7% of the par value outstanding.

For the year, the fund produced solid results but trailed the benchmark. From a quality standpoint, the underweighting of bonds rated BB by Standard & Poor’s contributed to outperformance as these higher-quality high yield credits offered the lowest yields and were most sensitive to rising interest rates. The fund’s avoidance of distressed securities and other credits of the lowest quality within the high yield universe, however, detracted from relative performance. These securities typically correlate most to the equity markets and are least sensitive to rising interest rates.

From an industry perspective, the overweighting of the food and drug retail industry and underweighting of utilities and telecommunications contributed to relative performance. The underweighting of technology, financials and media, and the overweight allocation to energy detracted from fund performance.

Individual security selection contributed to performance versus the benchmark in the cable, chemicals, restaurants, services and utilities industries, while security selection detracted from relative performance in the technology, automotive, financials and gaming industries.

Apart from these factors, the fund experienced substantial volatility in flows during the year, which detracted from overall fund performance.

December 31, 2013	10

Forward High Yield Bond Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2013

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

11	December 31, 2013

Forward High Yield Bond Fund(b)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2013
Investor Class	6.19%	14.85%	6.86%	6.87%	05/01/00
Institutional Class	6.62%	15.35%	7.24%	7.28%	05/01/00
Class C (with CDSC)(c)	4.67%	14.30%	6.23%	7.65%	12/30/02
Class C (without CDSC)(d)	5.67%	14.30%	6.23%	7.65%	12/30/02
Class Z	6.74%	N/A	N/A	13.10%	05/05/09

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Prior to May 1, 2010, the Forward High Yield Bond Fund was known as the Accessor High Yield Bond Fund.

(c) Includes the 1.00% contingent deferred sales charge.

(d) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2013	12

Fund Commentary and Performance (Unaudited)

Forward Investment Grade Fixed-Income Fund

As of December 31, 2013

For the year ended December 31, 2013, Forward Investment Grade Fixed-Income Fund’s Institutional Class shares returned -2.96%. Its benchmark, the Barclays U.S. Government/Credit Bond Index, returned -2.35%.

Financial markets were characterized by a roller coaster of uncertainty and overreaction during 2013, driven by muddled messaging from policymakers across the globe. The year started off relatively calm, as investors discounted negative fiscal policy developments—including Congress’s failure to reach a deal on sequestration at the end of 2012—and instead focused on the positive news out of the housing and labor markets. Risk assets hit new highs while Treasurys sold off across the curve due to signs of renewed momentum. In the second quarter, financial market conditions deteriorated as investors overreacted to signals by the Federal Reserve that it might begin to slow the pace of asset purchases sooner than markets had expected. This fueled a broad-based sell-off of fixed-income assets, undermining market liquidity and sending yields higher across the risk spectrum.

In the wake of a volatile summer sell-off, benchmark Treasury yields fell substantially in the third quarter after the Fed surprised markets by announcing it would be making no changes to its asset purchase program. Financial market volatility was subdued during the last quarter of the year despite a two-week government shutdown that brought the nation to the brink of default. Treasury yields remained range-bound and the S&P 500 Index continued to hit new all-time highs.

In this environment, Forward Investment Grade Fixed-Income Fund’s performance was driven by out-of-benchmark exposure to non-agency mortgage-backed securities as the sector has outperformed in 2013 due to continued increasing housing prices and the ongoing housing recovery. Additionally, exposure to high-yield credit was positive for performance, as the asset class outperformed duration-neutral Treasurys. An overweight to taxable municipal securities, especially Build America Bonds, and taxable revenue bonds, was positive for performance as these securities outperformed tax-exempt municipals and like-duration Treasurys due to stronger demand and limited supply. An overall overweight to U.S. duration detracted from performance as the 10-year U.S. Treasury yield rose during the year. Additionally, a focus on intermediate maturities early in the year was negative for performance as intermediate and long-term rates rose the most. An allocation to U.S. inflation-linked securities detracted from performance as real interest rates rose and break-even levels tightened.

Government and money market futures and options on Treasury futures were used to tactically manage the fund’s duration by adjusting interest rate exposures and replicating government bond positions. These positions were used in conjunction with physical securities to target specific portions of the yield curve. Early in the period, the fund used the government and money market futures positions to focus on intermediate securities, which was negative for performance. The futures and options positions were used toward the end of the year to shift toward the front-end of the yield curve, which partially offset the negative duration positioning from earlier in the year.

13	December 31, 2013

Forward Investment Grade Fixed-Income Fund

Asset Allocation as a Percentage of Net Assets

as of December 31, 2013

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2013

14

Forward Investment Grade Fixed-Income Fund(b)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2013
Investor Class	-3.52%	5.68%	3.84%	4.56%	07/14/98
Institutional Class	-2.96%	6.17%	4.30%	5.50%	06/15/92
Class Z	-2.86%	N/A	N/A	6.90%	05/05/09

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Prior to May 1, 2010, the Forward Investment Grade Fixed-Income Fund was known as the Accessor Investment Grade Fixed-Income Fund.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

15	December 31, 2013

Fund Commentary and Performance (Unaudited)

Forward Total MarketPlus Fund

As of December 31, 2013

For the year ended December 31, 2013, Forward Total MarketPlus Fund’s Institutional Class shares returned 31.33%. Its benchmark, the Russell 3000 Index, returned 33.55%.

The U.S. stock market led world equity market performance, with the S&P 500 Index hitting all-time highs. Small cap stocks led the U.S. stock rally, returning 38.82% for the year. The fund’s broad-based exposure to stocks allowed it to participate in returns of both large cap and small cap U.S. stocks.

Forward Total MarketPlus Fund uses a portable alpha or beta-plus strategy in an attempt to outperform the benchmark. This strategy uses total return swaps to generate benchmark, or beta, exposure, and then overlays the beta with low-volatility alpha strategies in an effort to outperform the benchmark. The strategy benefited from positive performance in the fixed-income portfolio and a number of the overlay strategies. However, these gains were overwhelmed by underperformance in the interest-rate related strategies.

The fund employs a strategy that attempts to profit from changes in the slope of the Treasury yield curve. This strategy benefited from the steeper curve in the early part of 2013, which contributed 1.16% to performance results. Additionally, the fund employs a strategy that attempts to benefit from changes in inflation expectations using Treasury Inflation Protected Securities. The dramatic change in inflation expectations earlier this year resulted in a reduction of 0.87% to the fund’s performance. The final rate-based strategy employed by the fund uses short-dated Treasury futures via total return swaps in an attempt to reduce risk during times of financial stress. This strategy detracted 0.15% from fund performance for the year.

The fund employed a single commodity-based strategy that attempted to take advantage of the slope in the commodities futures curve. This strategy contributed to performance as the commodities futures curve was largely positive in slope, adding 0.18% to performance.

The majority of the fund’s performance is achieved through the use of derivatives, primarily total return swaps, which play a major role in the way that the fund is managed. The investment team deploys the cash held as collateral for the fund’s derivative contracts into a high-quality, short-duration, fixed-income portfolio to help generate additional return without incurring significant duration or credit risk. The fixed-income portfolio contributed 0.32% to fund performance in 2013.

December 31, 2013	16

Forward Total MarketPlus Fund

Asset Allocation as a Percentage of Net Assets

as of December 31, 2013

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

17	December 31, 2013

Forward Total MarketPlus Fund(c)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2013
Investor Class	30.88%	18.77%	7.41%	5.40%	06/24/98
Institutional Class	31.33%	19.25%	7.88%	9.95%	08/24/92
Class Z	31.53%	N/A	N/A	19.64%	05/05/09

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Effective January 21, 2013, the Russell 3000 Index replaced the Russell 2500 Index as the Fund’s benchmark index. Forward Management made this recommendation to the Fund’s Board of Trustees because the new index more closely aligns to the Fund’s investment strategies.

(c) Prior to May 1, 2013, the Forward Total MarketPlus Fund was known as the Forward Extended MarketPlus Fund. Prior to May 1, 2011 the Forward Extended MarketPlus Fund was known as the Forward SMIDPlus Fund. Prior to September 20, 2010 the Forward SMIDPlus Fund was known as the Forward Small to Mid Cap Fund. Prior to May 1, 2010, the Forward Small to Mid Cap Fund was known as the Accessor Small to Mid Cap Fund.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2013	18

Fund Commentary and Performance (Unaudited)

Forward U.S. Government Money Fund

As of December 31, 2013

For the year ended December 31, 2013, Forward U.S. Government Money Fund’s Institutional Class shares returned 0.01%. Its benchmark, the Citigroup 3-Month Treasury Bill Index, returned 0.05%.

The Federal Reserve kept its zero interest rate policy (ZIRP) in place throughout the year. Furthermore, the Fed has indicated through its forward guidance that the zero interest rate environment for short-term interest rates will likely remain throughout 2014. This zero-bound interest rate environment kept market rates low in all of 2013. In the resulting environment of compressed short-term rates, the fund delivered performance that was in line with that of its benchmark.

Because Treasury yields in the money market space remain compressed due the Fed’s ZIRP, the fund continues to generally avoid Treasury securities. The fund holds commercial paper, which has been additive to yield relative to repo pricing and the government agency paper available in the market. Commercial paper and U.S. government agency bond weightings in the fund have been approximately 6% and 7%, respectively, for most of the year. The remaining 84% of the fund is in short-term repo paper in order to maintain liquidity and government agency debentures that are longer-dated money market securities in order to add some yield and allow for opportunity for price appreciation.

The commercial paper held by the fund is rated A+ by Standard &Poor’s and P-1 by Moody’s. The fund’s repo paper is collateralized with U.S. government agency debentures and agency mortgages, which are rated Aaa by Moody’s and AA+ by Standard & Poor’s. The U.S. government agency debentures held by the fund are also rated Aaa by Moody’s and AA+ by Standard & Poor’s.

19	December 31, 2013

Forward U.S. Government Money Fund(a)

Asset Allocation as a Percentage of Net Assets

as of December 31, 2013

These allocations may not reflect the current or future position of the portfolio.

	7-Day Current Yield(b)	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2013
Investor Class	0.01%	0.01%	0.06%	1.31%	1.88%	07/29/98
Institutional Class	0.01%	0.01%	0.08%	1.54%	2.81%	04/09/92
Class A	0.01%	0.01%	0.06%	1.41%	1.39%	09/29/03
Class C (with CDSC)(c)	0.01%	-0.99%	0.06%	1.12%	1.05%	12/30/02
Class C (without CDSC)(d)	0.01%	0.01%	0.06%	1.12%	1.05%	12/30/02
Class Z	0.01%	0.01%	0.12%	N/A	1.14%	01/04/07

(a) Prior to May 1, 2010, the Forward U.S. Government Money Fund was known as the Accessor U.S. Government Money Fund.

(b) The 7-Day Current Yield is the simple average of each of the last seven day’s daily yields.

(c) Includes the 1.00% contingent deferred sales charge.

(d) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2013	20

Fund Commentary and Performance (Unaudited)

Forward Balanced Allocation Fund

As of December 31, 2013

For the year ended December 31, 2013, Forward Balanced Allocation Fund’s Institutional Class shares returned 6.37%. Its current benchmark, which consists of 50% Barclays Global Aggregate GDP Weighted Index and 50% MSCI ACWI GDP Weighted Index, returned 7.03%.

The U.S. stock market led world performance for the year, with the S&P 500 Index reaching all-time highs and returning 32.39% for the year. Small cap stocks led the U.S. stock rally, returning 38.82% for the year. Europe and Japan both experienced economic improvements, which translated into strong performance for their related equity markets. The MSCI EAFE, an index measuring the performance of developed foreign markets, increased 22.78%.

On May 1, the Federal Reserve issued a public statement leaving open the possibility of a reduction (tapering) to the bond-buying program known as quantitative easing. The possibility of tapering set off a series of events resulting in higher interest rates and reduced market liquidity, which in turn forced banks and other large institutions to re-evaluate their own portfolios. While the most obvious impact to individuals was the increase in 30-year mortgage rates, the reduction in liquidity broadly hit any asset that provides income in excess of Treasury bonds, including commonly held assets such as real estate investment trusts or preferred stocks.

Additionally, the possibility of tapering caused a sell-off in foreign currencies, specifically high-yielding currencies in emerging markets. Here again, the possibility of higher rates and lower liquidity forced certain investors to cover their borrowings while selling their long foreign currency positions. The result was substantive pressure on the performance of foreign stock markets from nothing more than declining currency values. This exact issue, which was discussed at the Federal Reserve Bank of Kansas City’s annual economic symposium in August, will continue to play an important role in the trade relationship between the United States and emerging markets. As a result of this pressure and the slowing growth of emerging economies, the MSCI Emerging Markets Index fell 2.27% for the year.

Overall, the fund realized a positive contribution of 1.82% from allocation decisions. The fund maintained an overweight to stocks for most of 2013, which added to fund performance. The fund maintained an average overweight to U.S. stocks, foreign developed stocks and frontier markets, while maintaining an underweight to emerging markets. These positions collectively added 0.54% to the fund’s performance. The stock position was funded by an underweight to bonds, which was entirely made up of investment-grade bonds. The fund also maintained an overweight to high-yield U.S. corporate bonds and high yield emerging market corporate bonds. These positions collectively added 1.28%.

The fund’s target benchmark equity allocation is 50%; however, the fund’s non-benchmark positions were allocated to alternative assets. Throughout the year, the fund’s alternative allocation was approximately 20%. These positions included commodities, global real estate and managed futures.

Underlying fund performance detracted 2.10% from fund performance. The majority of the underperformance came from the Forward International Dividend Fund, which contributed 1.73% of the underlying fund selection effect. This was slightly offset by positive performance from Forward Select EM Dividend Fund and Forward EM Corporate Debt Fund.

21	December 31, 2013

Forward Balanced Allocation Fund

UNDERLYING FORWARD FUND AND FUND ADVISOR OR SUB-ADVISOR	# OF ISSUES	ALLOCATION
Forward Investment Grade Fixed-Income Fund—Pacific Investment Management Co.	62	19.63%
Forward International Dividend Fund—Forward Management	110	16.34%	(a)
Forward EM Corporate Debt Fund—SW Asset Management, LLC	109	12.00%	(a)
Forward Total MarketPlus Fund—Forward Management	146	11.33%
Forward Select EM Dividend Fund—Forward Management	76	10.03%	(a)
Forward High Yield Bond Fund—First Western Capital Management Co.	80	7.39%
Forward Commodity Long/Short Strategy Fund—Forward Management	357	6.82%	(a)
Forward Managed Futures Strategy Fund—Forward Management	5	5.12%	(a)
Forward Select Opportunity Fund—Forward Management	40	5.02%	(a)
Forward Frontier Strategy Fund—Forward Management	161	3.08%
Forward International Real Estate Fund—Forward Management	76	1.59%	(a)
Forward Real Estate Fund—Forward Management	75	1.26%	(a)
Net Other Assets and Liabilities	—	0.39%
		100.00%

(a) Forward International Dividend Fund, Forward EM Corporate Debt Fund, Forward Select EM Dividend Fund, Forward Commodity Long/Short Strategy Fund, Forward Managed Futures Strategy Fund, Forward Select Opportunity Fund, Forward International Real Estate Fund and Forward Real Estate Fund’s December 31, 2013 Annual Report may be obtained at www.forwardinvesting.com.

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2013	22

Forward Balanced Allocation Fund(b)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2013
Investor Class	5.83%	8.06%	3.75%	3.13%	12/27/00
Institutional Class	6.37%	8.60%	4.26%	3.65%	12/27/00
Class A (load adjusted)(c)	-0.09%	6.95%	3.29%	3.88%	09/29/03
Class A (without load)(d)	6.00%	8.23%	3.91%	4.48%	09/29/03
Class C (with CDSC)(e)	4.30%	7.52%	3.23%	4.53%	12/30/02
Class C (without CDSC)(f)	5.30%	7.52%	3.23%	4.53%	12/30/02

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Prior to May 1, 2010, the Forward Balanced Allocation Fund was known as the Accessor Balanced Allocation Fund.

(c) Includes the effect of the maximum 5.75% sales charge.

(d) Excludes sales charge.

(e) Includes the 1.00% contingent deferred sales charge.

(f) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

23	December 31, 2013

Fund Commentary and Performance (Unaudited)

Forward Growth & Income Allocation Fund

As of December 31, 2013

For the year ended December 31, 2013, Forward Growth & Income Allocation Fund’s Institutional Class shares returned 8.61%. Its current benchmark, which consists of 40% Barclays Global Aggregate GDP Weighted Index and 60% MSCI ACWI GDP Weighted Index, returned 8.86%.

The U.S. stock market led world performance for the year, with the S&P 500 Index reaching all-time highs and returning 32.39% for the year. Small cap stocks led the U.S. stock rally, returning 38.82% for the year. Europe and Japan both experienced economic improvements, which translated into strong performance for their related equity markets. The MSCI EAFE, an index measuring the performance of developed foreign markets, increased 22.78%.

On May 1, the Federal Reserve issued a public statement leaving open the possibility of a reduction (tapering) to the bond-buying program known as quantitative easing. The possibility of tapering set off a series of events resulting in higher interest rates and reduced market liquidity, which in turn forced banks and other large institutions to re-evaluate their own portfolios. While the most obvious impact to individuals was the increase in 30-year mortgage rates, the reduction in liquidity broadly hit any asset that provides income in excess of Treasury bonds, including commonly held assets such as real estate investment trusts or preferred stocks.

Additionally, the possibility of tapering caused a sell-off in foreign currencies, specifically high-yielding currencies in emerging markets. Here again, the possibility of higher rates and lower liquidity forced certain investors to cover their borrowings while selling their long foreign currency positions. The result was substantive pressure on the performance of foreign stock markets from nothing more than declining currency values. This exact issue, which was discussed at the Federal Reserve Bank of Kansas City’s annual economic symposium in August, will continue to play an important role in the trade relationship between the United States and emerging markets. As a result of this pressure and the slowing growth of emerging economies, the MSCI Emerging Markets Index fell 2.27% for the year.

Overall, the fund realized a positive contribution of 1.71% from allocation decisions. The fund maintained an overweight to stocks for most of 2013, which added to fund performance. The fund maintained an average overweight to U.S. stocks, foreign developed stocks and frontier markets while maintaining an underweight to emerging markets. These positions collectively added 0.77% to the fund’s performance. The stock position was funded by an underweight to bonds, which was entirely made up of investment-grade bonds. The fund also maintained an overweight to high yield U.S. corporate bonds and high yield emerging market corporate bonds. These positions collectively added 0.95%.

The fund’s target benchmark equity allocation is 60%; however, the fund’s non-benchmark positions were allocated to alternative assets. Throughout the year, the fund’s alternative allocation was approximately 20%. These positions included commodities, global real estate and managed futures.

Underlying fund performance detracted 2.84% from fund. The majority of the underperformance came from the Forward International Dividend Fund, which contributed 2.46% of the underlying fund selection effect. This underperformance was slightly offset by positive performance from Forward Select EM Dividend Fund and Forward EM Corporate Debt Fund.

December 31, 2013	24

Forward Growth & Income Allocation Fund

UNDERLYING FORWARD FUND AND FUND ADVISOR OR SUB-ADVISOR	# OF ISSUES	ALLOCATION
Forward International Dividend Fund—Forward Management	110	22.02%	(a)
Forward Total MarketPlus Fund—Forward Management	146	15.13%
Forward Select EM Dividend Fund—Forward Management	76	13.93%	(a)
Forward Investment Grade Fixed-Income Fund—Pacific Investment Management Co.	62	12.38%
Forward EM Corporate Debt Fund—SW Asset Management, LLC	109	7.64%	(a)
Forward Commodity Long/Short Strategy Fund—Forward Management	357	7.08%	(a)
Forward Managed Futures Strategy Fund—Forward Management	5	5.06%	(a)
Forward Select Opportunity Fund—Forward Management	40	5.04%	(a)
Forward High Yield Bond Fund—First Western Capital Management Co.	80	4.66%
Forward Frontier Strategy Fund—Forward Management	161	4.20%
Forward International Real Estate Fund—Forward Management	76	1.60%	(a)
Forward Real Estate Fund—Forward Management	75	1.22%	(a)
Net Other Assets and Liabilities	—	0.04%
		100.00%

(a) Forward International Dividend Fund, Forward Select EM Dividend Fund, Forward EM Corporate Debt Fund, Forward Commodity Long/Short Strategy Fund, Forward Managed Futures Strategy Fund, Forward Select Opportunity Fund, Forward International Real Estate Fund and Forward Real Estate Fund’s December 31, 2013 Annual Report may be obtained at www.forwardinvesting.com.

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

25	December 31, 2013

Forward Growth & Income Allocation Fund(b)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2013
Investor Class	8.06%	8.97%	3.86%	2.95%	12/27/00
Institutional Class	8.61%	9.52%	4.37%	3.47%	12/27/00
Class A (load adjusted)(c)	2.04%	7.85%	3.40%	4.09%	09/29/03
Class A (without load)(d)	8.23%	9.14%	4.01%	4.69%	09/29/03
Class C (with CDSC)(e)	6.56%	8.42%	3.33%	4.83%	12/30/02
Class C (without CDSC)(f)	7.56%	8.42%	3.33%	4.83%	12/30/02

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Prior to May 1, 2010, the Forward Growth & Income Allocation Fund was known as the Accessor Growth & Income Allocation Fund.

(c) Includes the effect of the maximum 5.75% sales charge.

(d) Excludes sales charge.

(e) Includes the 1.00% contingent deferred sales charge.

(f) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2013	26

Fund Commentary and Performance (Unaudited)

Forward Growth Allocation Fund

As of December 31, 2013

For the year ended December 31, 2013, Forward Growth Allocation Fund’s Institutional Class shares returned 9.54%. Its current benchmark, which consists of 20% Barclays Global Aggregate GDP Weighted Index and 80% MSCI ACWI GDP Weighted Index, returned 12.58%.

The U.S. stock market led world performance for the year, with the S&P 500 Index reaching all-time highs and returning 32.39% for the year. Small cap stocks led the U.S. stock rally, returning 38.82% for the year. Europe and Japan both experienced economic improvements, which translated into strong performance for their related equity markets. The MSCI EAFE, an index measuring the performance of developed foreign markets, increased 22.78%.

On May 1, the Federal Reserve issued a public statement leaving open the possibility of a reduction (tapering) to the bond-buying program known as quantitative easing. The possibility of tapering set off a series of events resulting in higher interest rates and reduced market liquidity, which in turn forced banks and other large institutions to re-evaluate their own portfolios. While the most obvious impact to individuals was the increase in 30-year mortgage rates, the reduction in liquidity broadly hit any asset that provides income in excess of Treasury bonds, including commonly held assets such as real estate investment trusts or preferred stocks.

Additionally, the possibility of tapering caused a sell-off in foreign currencies, specifically high-yielding currencies in emerging markets. Here again, the possibility of higher rates and lower liquidity forced certain investors to cover their borrowings while selling their long foreign currency positions. The result was substantive pressure on the performance of foreign stock markets from nothing more than declining currency values. This exact issue, which was discussed at the Federal Reserve Bank of Kansas City’s annual economic symposium in August, will continue to play an important role in the trade relationship between the United States and emerging markets. As a result of this pressure and the slowing growth of emerging economies, the MSCI Emerging Markets Index fell 2.27% for the year.

Overall, the fund realized a positive contribution of 1.93% from allocation decisions. The fund maintained an overweight to stocks for most of 2013, which added to fund performance. The fund maintained an average overweight to U.S. stocks, foreign developed stocks and frontier markets while maintaining an underweight to emerging markets. These positions collectively added 0.95% to the fund’s performance. The stock position was funded by an underweight to bonds, which was entirely made up of investment-grade bonds. The fund also maintained an overweight to high yield U.S. corporate bonds and high yield emerging market corporate bonds. These positions collectively added 0.75%.

The fund’s target benchmark equity allocation is 80%; however, the fund’s non-benchmark positions were allocated to alternative assets. Throughout the year, the fund’s alternative allocation was approximately 20%. These positions included commodities, global real estate and managed futures.

Underlying fund performance detracted 3.61% from fund performance. The majority of the underperformance came from the Forward International Dividend Fund, which contributed 2.96% of the underlying fund selection effect. This was slightly offset by positive performance from Forward Select EM Dividend Fund and the Forward EM Corporate Debt Fund.

27	December 31, 2013

Forward Growth Allocation Fund

UNDERLYING FORWARD FUND AND FUND ADVISOR OR SUB-ADVISOR	# OF ISSUES	ALLOCATION
Forward International Dividend Fund—Forward Management	110	25.95%	(a)
Forward Total MarketPlus Fund—Forward Management	146	17.84%
Forward Select EM Dividend Fund—Forward Management	76	16.36%	(a)
Forward Investment Grade Fixed-Income Fund—Pacific Investment Management Co.	62	7.21%
Forward Select Opportunity Fund—Forward Management	40	5.13%	(a)
Forward Managed Futures Strategy Fund —Forward Management	5	5.06%	(a)
Forward Frontier Strategy Fund—Forward Management	161	4.99%
Forward EM Corporate Debt Fund—SW Asset Management, LLC	109	4.56%	(a)
Forward International Real Estate Fund—Forward Management	76	3.86%	(a)
Forward Real Estate Fund—Forward Management	75	3.40%	(a)
Forward High Yield Bond Fund—First Western Capital Management Co.	80	2.72%
Forward Commodity Long/Short Strategy Fund—Forward Management	357	2.46%	(a)
Net Other Assets and Liabilities	—	0.46%
		100.00%

(a) Forward International Dividend Fund, Forward Select EM Dividend Fund, Forward Select Opportunity Fund, Forward Managed Futures Strategy Fund, Forward EM Corporate Debt Fund, Forward International Real Estate Fund, Forward Real Estate Fund and Forward Commodity Long/Short Strategy Fund’s December 31, 2013 Annual Report may be obtained at www.forwardinvesting.com.

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2013	28

Forward Growth Allocation Fund(b)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2013
Investor Class	8.98%	9.37%	3.78%	2.43%	12/27/00
Institutional Class	9.54%	9.93%	4.30%	2.94%	12/27/00
Class A (load adjusted)(c)	2.87%	8.24%	3.32%	4.27%	09/29/03
Class A (without load)(d)	9.15%	9.53%	3.94%	4.87%	09/29/03
Class C (with CDSC)(e)	7.49%	8.84%	3.27%	5.26%	12/30/02
Class C (without CDSC)(f)	8.49%	8.84%	3.27%	5.26%	12/30/02

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Prior to May 1, 2010, the Forward Growth Allocation Fund was known as the Accessor Growth Allocation Fund.

(c) Includes the effect of the maximum 5.75% sales charge.

(d) Excludes sales charge.

(e) Includes the 1.00% contingent deferred sales charge.

(f) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

29	December 31, 2013

Fund Commentary and Performance (Unaudited)

Forward Income & Growth Allocation Fund

As of December 31, 2013

For the year ended December 31, 2013, Forward Income & Growth Allocation Fund’s Institutional Class shares returned 3.65%. Its current benchmark, which consists of 70% Barclays Global Aggregate GDP Weighted Index and 30% MSCI ACWI GDP Weighted Index, returned 3.45%.

The U.S. stock market led world performance for the year, with the S&P 500 Index reaching all-time highs and returning 32.39% for the year. Small cap stocks led the U.S. stock rally, returning 38.82% for the year. Europe and Japan both experienced economic improvements, which translated into strong performance for their related equity markets. The MSCI EAFE, an index measuring the performance of developed foreign markets, increased 22.78%.

On May 1, the Federal Reserve issued a public statement leaving open the possibility of a reduction (tapering) to the bond-buying program known as quantitative easing. The possibility of tapering set off a series of events resulting in higher interest rates and reduced market liquidity, which in turn forced banks and other large institutions to re-evaluate their own portfolios. While the most obvious impact to individuals was the increase in 30-year mortgage rates, the reduction in liquidity broadly hit any asset that provides income in excess of Treasury bonds, including commonly held assets such as real estate investment trusts or preferred stocks.

Additionally, the possibility of tapering caused a sell-off in foreign currencies, specifically high-yielding currencies in emerging markets. Here again, the possibility of higher rates and lower liquidity forced certain investors to cover their borrowings while selling their long foreign currency positions. The result was substantive pressure on the performance of foreign stock markets from nothing more than declining currency values. This exact issue, which was discussed at the Federal Reserve Bank of Kansas City’s annual economic symposium in August, will continue to play an important role in the trade relationship between the United States and emerging markets. As a result of this pressure and the slowing growth of emerging economies, the MSCI Emerging Markets fell 2.27% for the year.

Overall, the fund realized a positive contribution of 1.91% from allocation decisions. The fund maintained an overweight to stocks for most of 2013, which added to fund performance. The fund maintained an average overweight to U.S. stocks, foreign developed stocks and frontier markets while maintaining an underweight to emerging markets. These allocation decisions collectively added 0.30% to the fund’s performance. The stock position was funded by an underweight to bonds, which was entirely made up of investment-grade bonds. The fund also maintained an overweight to high yield U.S. corporate bonds and high yield emerging market corporate bonds. These positions collectively added 1.41%.

The fund’s target benchmark equity allocation is 30%; however, the fund’s non-benchmark positions were allocated to alternative assets. Throughout the year, the fund’s alternative allocation was approximately 20%. These positions included commodities, global real estate and managed futures.

Underlying fund performance detracted 1.34% from fund performance. The majority of the underperformance came from the Forward International Dividend Fund, which contributed 1.02% of the underlying fund selection effect. This underperformance was slightly offset by positive performance from Forward Select EM Dividend Fund and Forward EM Corporate Debt Fund.

December 31, 2013	30

Forward Income & Growth Allocation Fund

UNDERLYING FORWARD FUND AND FUND ADVISOR OR SUB-ADVISOR	# OF ISSUES	ALLOCATION
Forward Investment Grade Fixed-Income Fund—Pacific Investment Management Co.	62	27.46%
Forward EM Corporate Debt Fund—SW Asset Management, LLC	109	16.76%	(a)
Forward High Yield Bond Fund—First Western Capital Management Co.	80	10.65%
Forward International Dividend Fund—Forward Management	110	10.03%	(a)
Forward Total MarketPlus Fund—Forward Management	146	6.87%
Forward Emerging Markets Fund—Forward Management	54	6.13%	(a)
Forward Commodity Long/Short Strategy Fund—Forward Management	357	5.34%	(a)
Forward Managed Futures Strategy Fund—Forward Management	5	5.15%	(a)
Forward Select Opportunity Fund—Forward Management	40	5.13%	(a)
Forward International Real Estate Fund—Forward Management	76	2.41%	(a)
Forward Real Estate Fund—Forward Management	75	2.23%	(a)
Forward Frontier Strategy Fund—Forward Management	161	1.83%
Net Other Assets and Liabilities	—	0.01%
		100.00%

(a) Forward EM Corporate Debt Fund, Forward International Dividend Fund, Forward Emerging Markets Fund, Forward Commodity Long/Short Strategy Fund, Forward Managed Futures Strategy Fund, Forward Select Opportunity Fund, Forward International Real Estate Fund and Forward Real Estate Fund’s December 31, 2013 Annual Report may be obtained at www.forwardinvesting.com.

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

31	December 31, 2013

Forward Income & Growth Allocation Fund(b)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2013
Investor Class	3.18%	7.39%	3.57%	3.38%	12/27/00
Institutional Class	3.65%	7.94%	4.08%	3.89%	12/27/00
Class A (load adjusted)(c)	-2.59%	6.30%	3.11%	3.47%	09/29/03
Class A (without load)(d)	3.35%	7.56%	3.72%	4.07%	09/29/03
Class C (with CDSC)(e)	1.79%	6.86%	3.05%	3.87%	12/30/02
Class C (without CDSC)(f)	2.73%	6.86%	3.05%	3.87%	12/30/02

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Prior to May 1, 2010, the Forward Income & Growth Allocation Fund was known as the Accessor Income & Growth Allocation Fund.

(c) Includes the effect of the maximum 5.75% sales charge.

(d) Excludes sales charge.

(e) Includes the 1.00% contingent deferred sales charge.

(f) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2013	32

Fund Commentary and Performance (Unaudited)

Forward Income Builder Fund

As of December 31, 2013

For the year ended December 31, 2013, Forward Income Builder Fund’s Institutional Class shares returned 5.34%, outperforming its benchmark, which consists of 15% MSCI ACWI and 85% Barclays Global Aggregate Bond Index, which returned 0.98%. The fund has an income-oriented strategy but takes a different approach to income generation and seeks to maximize the income to investors given a fixed 6.5% volatility target. The fund has the ability to invest in traditional income-yielding assets as well as nontraditional and alternative assets, including emerging market corporate debt, real estate preferred securities and high dividend-yielding stocks.

The U.S. stock market led world performance for the year, with the S&P 500 Index reaching all-time highs and returning 32.39% for the year. Small cap stocks led the U.S. stock rally, returning 38.82% for the year. Europe and Japan both experienced economic improvements, which translated into strong performance for their related equity markets. The MSCI EAFE, an index measuring the performance of developed foreign markets, increased 22.78%.

On May 1, the Federal Reserve issued a public statement leaving open the possibility of a reduction (tapering) to the bond-buying program known as quantitative easing. The possibility of tapering set off a series of events resulting in higher interest rates and reduced market liquidity, which in turn forced banks and other large institutions to re-evaluate their own portfolios. While the most obvious impact to individuals was the increase in 30-year mortgage rates, the reduction in liquidity broadly hit any asset that provides income in excess of Treasury bonds, including commonly held assets such as real estate investment trusts or preferred stocks.

Additionally, the possibility of tapering caused a sell-off in foreign currencies, specifically high-yielding currencies in emerging markets. Here again, the possibility of higher rates and lower liquidity forced certain investors to cover their borrowings while selling their long foreign currency positions. The result was substantive pressure on the performance of foreign stock markets from nothing more than declining currency values. This exact issue, which was discussed at the Federal Reserve Bank of Kansas City’s annual economic symposium in August, will continue to play an important role in the trade relationship between the United States and emerging markets. As a result of this pressure and the slowing growth of emerging economies, the MSCI Emerging Markets Index fell 2.27% for the year.

The overall allocation decisions added 10.02% to the performance of the fund. The fund maintained a substantial overweight to equities during the year, with an average allocation of 49% to stocks. The fund largely held positions in foreign developed stocks and preferred stocks but occasionally held some smaller positions in global infrastructure stocks and emerging market stocks. These allocations added 8.46% to fund performance. The fund was underweight bonds for the year and held an equally-weighted position in emerging market corporate debt and high-yield U.S. corporate debt. These allocation decisions collectively added 1.57%.

Underlying fund performance detracted 4.89% from fund performance. The majority of the underperformance came from Forward International Dividend Fund but was offset substantially by positive performance from Forward EM Corporate Debt Fund.

33	December 31, 2013

Forward Income Builder Fund

UNDERLYING FORWARD FUND AND FUND ADVISOR OR SUB-ADVISOR	# OF ISSUES	ALLOCATION
Forward International Dividend Fund—Forward Management	110	24.61%	(a)
Forward High Yield Bond Fund—First Western Capital Management Co.	80	24.28%
Forward EM Corporate Debt Fund—SW Asset Management, LLC	109	24.22%	(a)
Forward Select Income Fund—Forward Management	133	24.16%	(a)
Net Other Assets and Liabilities	—	2.73%
		100.00%
(a) Forward International Dividend Fund, Forward EM Corporate Debt Fund and Forward Select Income Fund’s December 31, 2013 Annual Report may be obtained at www.forwardinvesting.com.

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2013	34

Forward Income Builder Fund(b)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2013
Investor Class	4.80%	8.37%	4.41%	4.53%	12/27/00
Institutional Class	5.34%	8.91%	4.93%	5.05%	12/27/00
Class A (load adjusted)(c)	1.15%	7.81%	4.26%	4.25%	09/29/03
Class A (without load)(d)	5.10%	8.65%	4.67%	4.64%	09/29/03
Class C (with CDSC)(e)	3.28%	7.82%	3.88%	3.85%	12/30/02
Class C (without CDSC)(f)	4.28%	7.82%	3.88%	3.85%	12/30/02

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Prior to May 1, 2012, the Forward Income Builder Fund was known as the Forward Income Allocation Fund. Prior to May 1, 2010, the Forward Income Allocation Fund was known as the Accessor Income Allocation Fund.

(c) Includes the effect of the maximum 3.75% sales charge.

(d) Excludes sales charge.

(e) Includes the 1.00% contingent deferred sales charge.

(f) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

35	December 31, 2013

Fund Commentary and Performance (Unaudited)

Forward Multi-Strategy Fund

As of December 31, 2013

For the year ended December 31, 2013, Forward Multi-Strategy Fund’s Institutional Class shares returned 6.39% and underperformed its benchmarks, the MSCI ACWI and HFRI Fund of Funds Composite Index, which returned 23.44% and 8.74%, respectively.

Equity markets marched higher in a low volatility environment during 2013, with many markets achieving banner returns for the year. The Federal Reserve’s delay in exiting its quantitative easing program provided a tailwind to the liquidity fueling the U.S. equity advance throughout the year. In this environment, long-only stock strategies were standout performers in 2013, with developed countries generally leading equity performance. Credit-based strategies, real estate and emerging market approaches were laggards.

Emerging markets were hard hit in the wake of the Fed’s statement about a possible tapering of its quantitative easing program based on fears of trade and currency flows, as well as decelerating economic growth. Fears of rising interest rates triggered an exodus from real estate assets, both inside and outside of the U.S. Many equity markets, and particularly developed equity markets, climbed higher with low volatility and this proved to be a difficult environment for tactical strategies. Many market participants are of the belief that the Fed’s posture with respect to its quantitative easing program placed a safety net under the market and dampened volatility to the point of reducing the effectiveness of tactical approaches in 2013.

Forward Multi-Strategy Fund seeks capital appreciation, and it is able to utilize the full lineup of Forward Funds to achieve its mandate. Forward Frontier Strategy Fund added to performance results. Frontier markets outperformed many of the global equity markets, unlike the underperformance that many emerging markets constituents exhibited. Among frontier markets, Gulf Cooperation Council countries in the Middle East performed well in anticipation of their elevation from the MSCI Frontier Markets Index to the MSCI Emerging Markets Index.

Forward Endurance Long/Short Fund’s exposure to leading technology companies in rapidly growing market segments of cloud computing, the Internet, mobile computing and social media added meaningfully to the fund’s returns. Newly-launched strategies—Forward Dynamic Income Fund and Forward Select Opportunity Fund—made a modest contribution to the fund in the second half of the year.

Forward Managed Futures Strategy Fund and Forward Total MarketPlus Fund achieved market exposure via swaps, while Forward Real Estate Long/Short Fund and Forward Endurance Long/Short Fund primarily used stock options, including covered call selling and put purchases, to hedge risk. In aggregate, the contribution to the fund’s return from these derivative instruments was insignificant.

Equities have enjoyed a large advance since October 2011 with only minor corrective interruptions. Expectations for 2014 returns should be more modest with the idea that we will likely see more volatility as well.

December 31, 2013	36

Forward Multi-Strategy Fund

UNDERLYING FORWARD FUND AND FUND ADVISOR OR SUB-ADVISOR	# OF ISSUES	ALLOCATION
Forward Emerging Markets Fund—Forward Management	54	15.82%	(a)
Forward International Dividend Fund—Forward Management	110	13.19%	(a)
Forward Tactical Enhanced Fund—Forward Management	1	12.66%	(a)
Forward Real Estate Long/Short Fund—Forward Management	114	10.63%	(a)
Forward Dynamic Income Fund—Forward Management	36	9.27%	(a)
Forward Endurance Long/Short Fund—Forward Management	43	8.49%	(a)
Forward Frontier Strategy Fund—Forward Management	161	7.71%
Forward Select Opportunity Fund—Forward Management	40	7.19%	(a)
Forward Select Income Fund—Forward Management	133	3.98%	(a)
Forward Managed Futures Strategy Fund—Forward Management	5	3.04%	(a)
Forward Global Infrastructure Fund—Forward Management	87	2.76%	(a)
Forward International Small Companies Fund—Pictet Asset Management	108	2.55%	(a)
Forward International Real Estate Fund—Forward Management	76	1.62%	(a)
Forward Commodity Long/Short Strategy Fund—Forward Management	357	0.51%	(a)
Net Other Assets and Liabilities	—	0.58%
		100.00%

(a) Forward Emerging Markets Fund, Forward International Dividend Fund, Forward Tactical Enhanced Fund, Forward Real Estate Long/Short Fund, Forward Dynamic Income Fund, Forward Endurance Long/Short Fund, Forward Select Opportunity Fund, Forward Select Income Fund, Forward Managed Futures Strategy Fund, Forward Global Infrastructure Fund, Forward International Small Companies Fund, Forward International Real Estate Fund and Forward Commodity Long/Short Strategy Fund’s December 31, 2013 Annual Report may be obtained at www.forwardinvesting.com.

These allocations may not reflect the current or future position of the portfolio.

Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

37	December 31, 2013

Forward Multi-Strategy Fund(b)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2013
Investor Class	5.78%	8.88%	3.11%	1.28%	12/27/00
Institutional Class	6.39%	9.44%	3.64%	1.80%	12/27/00
Class A (load adjusted)(c)	-0.08%	7.78%	2.67%	3.76%	09/29/03
Class A (without load)(d)	6.03%	9.07%	3.28%	4.36%	09/29/03
Class C (with CDSC)(e)	4.29%	8.35%	2.60%	4.82%	12/30/02
Class C (without CDSC)(f)	5.29%	8.35%	2.60%	4.82%	12/30/02

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Prior to December 3, 2012, the Forward Multi-Strategy Fund was known as the Forward Aggressive Growth Allocation Fund. Prior to May 1, 2010, the Forward Aggressive Growth Allocation Fund was known as the Accessor Aggressive Growth Allocation Fund.

(c) Includes the effect of the maximum 5.75% sales charge.

(d) Excludes sales charge.

(e) Includes the 1.00% contingent deferred sales charge.

(f) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.forwardinvesting.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2013	38

Investment Glossary

Fund Risk Disclosures

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

Forward Frontier Strategy Fund

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk.

Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio.

Forward High Yield Bond Fund

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk.

Forward Investment Grade Fixed-Income Fund

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Mortgage and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial instruments. Mortgage-backed securities are subject to, among other things, prepayment and extension risks.

Forward Total MarketPlus Fund

Exposure to the commodities markets may subject a fund to greater volatility than investing in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as natural disasters and international economic, political and regulatory developments.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Mortgage and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial instruments. Mortgage-backed securities are subject to, among other things, prepayment and extension risks.

39	December 31, 2013

Investment Glossary

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies.

Forward U.S. Government Money Fund

An investment in the Forward U.S. Government Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this fund.

Forward Balanced Allocation Fund

Each allocation fund is a fund of funds, which invest in a mix of underlying Forward Funds. Shareholders of an allocation fund indirectly bear the expenses of the underlying funds. An allocation fund’s allocations may be changed at any time. Asset allocation does not assure profit or protect against risk.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

There is no guarantee the companies in our portfolio will continue to pay dividends.

See the Investment Glossary for underlying fund risk disclosures.

Forward Growth & Income Allocation Fund

Each allocation fund is a fund of funds, which invest in a mix of underlying Forward Funds. Shareholders of an allocation fund indirectly bear the expenses of the underlying funds. An allocation fund’s allocations may be changed at any time. Asset allocation does not assure profit or protect against risk.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

There is no guarantee the companies in our portfolio will continue to pay dividends.

See the Investment Glossary for underlying fund risk disclosures.

Forward Growth Allocation Fund

Each allocation fund is a fund of funds, which invest in a mix of underlying Forward Funds. Shareholders of an allocation fund indirectly bear the expenses of the underlying funds. An allocation fund’s allocations may be changed at any time. Asset allocation does not assure profit or protect against risk.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

There is no guarantee the companies in our portfolio will continue to pay dividends.

See the Investment Glossary for underlying fund risk disclosures.

Forward Income & Growth Allocation Fund

Each allocation fund is a fund of funds, which invest in a mix of underlying Forward Funds. Shareholders of an allocation fund indirectly bear the expenses of the underlying funds. An allocation fund’s allocations may be changed at any time. Asset allocation does not assure profit or protect against risk.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

There is no guarantee the companies in our portfolio will continue to pay dividends.

See the Investment Glossary for underlying fund risk disclosures.

December 31, 2013	40

Investment Glossary

Forward Income Builder Fund

Each allocation fund is a fund of funds, which invest in a mix of underlying Forward Funds. Shareholders of an allocation fund indirectly bear the expenses of the underlying funds. An allocation fund’s allocations may be changed at any time. Asset allocation does not assure profit or protect against risk.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

There is no guarantee the companies in our portfolio will continue to pay dividends.

See the Investment Glossary for underlying fund risk disclosures.

Forward Multi-Strategy Fund

Each allocation fund is a fund of funds, which invest in a mix of underlying Forward Funds. Shareholders of an allocation fund indirectly bear the expenses of the underlying funds. An allocation fund’s allocations may be changed at any time. Asset allocation does not assure profit or protect against risk.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

There is no guarantee the companies in our portfolio will continue to pay dividends.

See the Investment Glossary for underlying fund risk disclosures.

Fund Benchmark Definitions

Balanced Allocation Blended Index: Balanced Allocation Blended Index is a hypothetical index constructed by Forward Management, which consists of 50% Barclays Global Aggregate GDP Weighted Index and 50% MSCI ACWI GDP Weighted Index.

Barclays Global Aggregate Bond Index: Barclays Global Aggregate Bond Index provides a broad-base measure of the global investment grade fixed-rate debt markets.

Barclays Global Aggregate GDP Weighted Index: Barclays Global Aggregate GDP Weighted Index represents a gross domestic product weighted index of global government, government-related, corporate and securitized fixed-income investments.

Barclays U.S. Government/Credit Bond Index: Barclays U.S. Government/Credit Bond Index is an unmanaged index of fixed-rate government and corporate bonds rated investment grade or higher.

BofA Merrill Lynch U.S. High Yield Master II Index: BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below-investment grade U.S. dollar-denominated corporate bonds issued in the U.S. domestic market.

Citigroup 3-Month Treasury Bill Index: Citigroup 3-Month Treasury Bill Index is designed to measure the return of the 3-month Treasury bills.

Growth & Income Allocation Blended Index: Growth & Income Allocation Blended Index is a hypothetical index constructed by Forward Management, which consists of 40% Barclays Global Aggregate GDP Weighted Index and 60% MSCI ACWI GDP Weighted Index.

Growth Allocation Blended Index: Growth Allocation Blended Index is a hypothetical index constructed by Forward Management, which consists of 20% Barclays Global Aggregate GDP Weighted Index and 80% MSCI ACWI GDP Weighted Index.

HFRI Fund of Funds Composite Index: HFRI Fund of Funds Composite Index is an equal-weighted index comprised of fund of funds. The index includes over 600 constituents, both domestic and offshore funds.

Income & Growth Allocation Blended Index: Income & Growth Allocation Blended Index is a hypothetical index constructed by Forward Management, which consists of 70% Barclays Global Aggregate GDP Weighted Index and 30% MSCI ACWI GDP Weighted Index.

41	December 31, 2013

Investment Glossary

Income Builder Blended Index: Income Builder Blended Index is a hypothetical index constructed by Forward Management, which consists of 85% Barclays Global Aggregate Bond Index and 15% MSCI ACWI.

MSCI ACWI (All Country World Index): MSCI ACWI is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

MSCI ACWI GDP Weighted Index: MSCI ACWI GDP Weighted Index is a free float-adjusted market capitalization index that is designed to measure gross domestic product performance in global developed and emerging markets, including the United States.

MSCI Frontier Markets Index: MSCI Frontier Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of frontier markets.

Russell 3000 Index: Russell 3000 Index is a market capitalization weighted equity index maintained by the Russell Investment Group that seeks to be a benchmark of the entire U.S. stock market. The index is composed of the 3,000 largest U.S. companies and represents approximately 98% of the investable U.S. equity market.

One cannot invest directly in an index.

Definition of Terms

A+ is a Standard & Poor’s long-term credit rating that reflects a bond issuer’s financial strength, or its ability to meet its financial commitments in a timely fashion. A+ is given when an issuer’s capacity to meet its long-term debt obligation is strong.

AA+ is a Standard & Poor’s long-term credit rating that reflects a bond issuer’s financial strength, or its ability to meet its financial commitments in a timely fashion. AA+ is one of the highest ratings and is given when an issuer’s capacity to meet its long-term debt obligations is very strong.

Aaa is Moody’s highest long-term credit rating and is given to obligations judged to be of the highest quality with the lowest level of credit risk.

Alpha is a coefficient measuring risk-adjusted performance.

BB is a Standard & Poor’s long-term credit rating that reflects a bond issuer’s financial strength, or its ability to meet its financial commitments in a timely fashion. A BB rating is assigned to less creditworthy carriers and investors and policyholders of these bonds and securities face a higher risk of default.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Build America Bonds (BABs), created under the American Recovery and Reinvestment Act, are taxable municipal bonds that carry special tax credits and federal subsidies for either the bond issuer or the bondholder. The purpose of BABs is to reduce the cost of borrowing for state and local government issuers and governmental agencies.

Commercial paper is uncollateralized loans obtained by companies, usually on a short-term basis.

A commodities futures curve plots futures prices of commodities against commodities contract maturities (i.e., terms to maturity).

Duration is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates and is expressed as a number of years.

Gulf Cooperation Council is a political and economic union involving six Arab states (Bahrain, Kuwait, Oman, Qatar, Saudi Arabia and the United Arab Emirates) of the Persian Gulf.

Investment grade refers to the quality of credit, and indicates that a company or bond has a relatively low risk of default.

MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. and Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

December 31, 2013	42

Investment Glossary

P-1 is Moody’s highest credit rating and is given to issuers with a superior ability to repay short-term debt obligations.

Quantitative easing refers to a form of monetary policy used to stimulate an economy where interest rates are either at, or close to, zero.

S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy.

Total return swap is a swap agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains.

Volatility is a statistical measure of the dispersion of returns for a given security or market index.

43	December 31, 2013

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2013

As a shareholder of the Forward Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of each Fund in the table provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of each Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Forward Frontier Strategy Fund	Beginning Account Value 07/01/13	Ending Account Value 12/31/13	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/13-12/31/13
Investor Class
Actual	$1,000.00	$1,122.20	1.29%	$6.90

Hypothetical	$1,000.00	$1,018.70	1.29%	$6.56
Institutional Class
Actual	$1,000.00	$1,123.10	0.99%	$5.30

Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04
Advisor Class
Actual	$1,000.00	$1,122.90	0.99%	$5.30

Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04
Class Z
Actual	$1,000.00	$1,124.00	0.89%	$4.76

Hypothetical	$1,000.00	$1,020.72	0.89%	$4.53
Forward High Yield Bond Fund
Investor Class
Actual	$1,000.00	$1,047.30	1.21%	$6.24

Hypothetical	$1,000.00	$1,019.11	1.21%	$6.16
Institutional Class
Actual	$1,000.00	$1,049.60	0.82%	$4.24

Hypothetical	$1,000.00	$1,021.07	0.82%	$4.18

December 31, 2013	44

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2013

Forward High Yield Bond Fund (continued)	Beginning Account Value 07/01/13	Ending Account Value 12/31/13	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/13-12/31/13
Class C
Actual	$1,000.00	$1,044.70	1.71%	$8.81

Hypothetical	$1,000.00	$1,016.59	1.71%	$8.69
Class Z
Actual	$1,000.00	$1,050.20	0.72%	$3.72

Hypothetical	$1,000.00	$1,021.58	0.72%	$3.67
Forward Investment Grade Fixed-Income Fund
Investor Class
Actual	$1,000.00	$995.20	1.54%	$7.74

Hypothetical	$1,000.00	$1,017.44	1.54%	$7.83
Institutional Class
Actual	$1,000.00	$998.10	1.15%	$5.79

Hypothetical	$1,000.00	$1,019.41	1.15%	$5.85
Class Z
Actual	$1,000.00	$998.70	1.06%	$5.34

Hypothetical	$1,000.00	$1,019.86	1.06%	$5.40
Forward Total MarketPlus Fund
Investor Class
Actual	$1,000.00	$1,164.90	1.25%	$6.82

Hypothetical	$1,000.00	$1,018.90	1.25%	$6.36
Institutional Class
Actual	$1,000.00	$1,167.70	0.85%	$4.64

Hypothetical	$1,000.00	$1,020.92	0.85%	$4.33
Class Z
Actual	$1,000.00	$1,167.90	0.75%	$4.10

Hypothetical	$1,000.00	$1,021.42	0.75%	$3.82
Forward U.S. Government Money Fund
Investor Class
Actual	$1,000.00	$1,000.10	0.24%	$1.21

Hypothetical	$1,000.00	$1,024.00	0.24%	$1.22
Institutional Class
Actual	$1,000.00	$1,000.10	0.24%	$1.21

Hypothetical	$1,000.00	$1,024.00	0.24%	$1.22
Class A
Actual	$1,000.00	$1,000.10	0.24%	$1.21

Hypothetical	$1,000.00	$1,024.00	0.24%	$1.22

45	December 31, 2013

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2013

Forward U.S. Government Money Fund (continued)	Beginning Account Value 07/01/13	Ending Account Value 12/31/13	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/13-12/31/13
Class C
Actual	$1,000.00	$1,000.10	0.24%	$1.21

Hypothetical	$1,000.00	$1,024.00	0.24%	$1.22
Class Z
Actual	$1,000.00	$1,000.10	0.24%	$1.21

Hypothetical	$1,000.00	$1,024.00	0.24%	$1.22
Forward Balanced Allocation Fund
Investor Class
Actual	$1,000.00	$1,040.80	0.77%	$3.96

Hypothetical	$1,000.00	$1,021.32	0.77%	$3.92
Institutional Class
Actual	$1,000.00	$1,043.50	0.27%	$1.39

Hypothetical	$1,000.00	$1,023.84	0.27%	$1.38
Class A
Actual	$1,000.00	$1,041.60	0.62%	$3.19

Hypothetical	$1,000.00	$1,022.08	0.62%	$3.16
Class C
Actual	$1,000.00	$1,038.20	1.27%	$6.52

Hypothetical	$1,000.00	$1,018.80	1.27%	$6.46
Forward Growth & Income Allocation Fund
Investor Class
Actual	$1,000.00	$1,052.30	0.76%	$3.93

Hypothetical	$1,000.00	$1,021.37	0.76%	$3.87
Institutional Class
Actual	$1,000.00	$1,055.00	0.26%	$1.35

Hypothetical	$1,000.00	$1,023.89	0.26%	$1.33
Class A
Actual	$1,000.00	$1,053.10	0.61%	$3.16

Hypothetical	$1,000.00	$1,022.13	0.61%	$3.11
Class C
Actual	$1,000.00	$1,050.10	1.26%	$6.51

Hypothetical	$1,000.00	$1,018.85	1.26%	$6.41
Forward Growth Allocation Fund
Investor Class
Actual	$1,000.00	$1,059.10	0.73%	$3.79

Hypothetical	$1,000.00	$1,021.53	0.73%	$3.72

December 31, 2013	46

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2013

Forward Growth Allocation Fund (continued)	Beginning Account Value 07/01/13	Ending Account Value 12/31/13	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/13-12/31/13
Institutional Class
Actual	$1,000.00	$1,061.20	0.22%	$1.14

Hypothetical	$1,000.00	$1,024.10	0.22%	$1.12
Class A
Actual	$1,000.00	$1,059.30	0.58%	$3.01

Hypothetical	$1,000.00	$1,022.28	0.58%	$2.96
Class C
Actual	$1,000.00	$1,056.10	1.23%	$6.37

Hypothetical	$1,000.00	$1,019.00	1.23%	$6.26
Forward Income & Growth Allocation Fund
Investor Class
Actual	$1,000.00	$1,030.70	0.92%	$4.71

Hypothetical	$1,000.00	$1,020.57	0.92%	$4.69
Institutional Class
Actual	$1,000.00	$1,033.60	0.43%	$2.20

Hypothetical	$1,000.00	$1,023.04	0.43%	$2.19
Class A
Actual	$1,000.00	$1,031.70	0.77%	$3.94

Hypothetical	$1,000.00	$1,021.32	0.77%	$3.92
Class C
Actual	$1,000.00	$1,028.30	1.43%	$7.31

Hypothetical	$1,000.00	$1,018.00	1.43%	$7.27
Forward Income Builder Fund
Investor Class
Actual	$1,000.00	$1,041.80	0.99%	$5.09

Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04
Institutional Class
Actual	$1,000.00	$1,044.40	0.49%	$2.52

Hypothetical	$1,000.00	$1,022.74	0.49%	$2.50
Class A
Actual	$1,000.00	$1,043.00	0.74%	$3.81

Hypothetical	$1,000.00	$1,021.48	0.74%	$3.77
Class C
Actual	$1,000.00	$1,038.60	1.49%	$7.66

Hypothetical	$1,000.00	$1,017.69	1.49%	$7.58

47	December 31, 2013

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2013

Forward Multi-Strategy Fund	Beginning Account Value 07/01/13	Ending Account Value 12/31/13	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/13-12/31/13
Investor Class
Actual	$1,000.00	$1,038.60	0.98%	$5.04

Hypothetical	$1,000.00	$1,020.27	0.98%	$4.99
Institutional Class
Actual	$1,000.00	$1,041.40	0.44%	$2.26

Hypothetical	$1,000.00	$1,022.99	0.44%	$2.24
Class A
Actual	$1,000.00	$1,039.40	0.84%	$4.32

Hypothetical	$1,000.00	$1,020.97	0.84%	$4.28
Class C
Actual	$1,000.00	$1,036.30	1.49%	$7.65

Hypothetical	$1,000.00	$1,017.69	1.49%	$7.58

(a) Annualized, based on the Fund’s most recent fiscal half year expenses.

(b) Expenses are equal to The Fund’s annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 365.

December 31, 2013	48

Portfolio of Investments (Note 11)

Forward Frontier Strategy Fund

Shares		Value (Note 2)

Exchange-Traded Funds: 2.16%
67,300	iShares® MSCI Frontier 100 ETF	$2,270,702

	Total Exchange-Traded Funds (Cost $2,076,217)	2,270,702

Principal Amount

Agency Pass-Through Securities: 28.90%
Federal Home Loan Mortgage Corp (FHLMC): 12.61%

$500,000	FHLMC 0.450%, 11/24/15	500,374

250,000	0.625%, 03/06/15	250,220

500,000	0.750%, 09/28/15	500,744

250,000	0.850%, 02/24/16	250,226

432,496	0.862%, 03/01/30(a)	444,228

354,506	0.868%, 04/01/30(a)	366,494

2,900,000	0.875%, 10/14/16	2,911,570

487,499	0.884%, 02/01/30(a)	499,727

1,000,000	1.125%, 03/10/17	1,004,047

2,000,000	1.200%, 11/19/18	1,930,422

23,239	2.085%, 01/01/36(a)	24,525

44,566	2.139%, 08/01/19(a)	47,240

24,442	2.204%, 12/01/30(a)	25,696

69,475	2.231%, 06/01/30(a)	73,390

32,488	2.242%, 09/01/28(a)	34,621

13,160	2.344%, 05/01/31(a)	14,052

20,016	2.349%, 11/01/32(a)	21,272

52,932	2.365%, 08/01/17(a)	53,585

15,662	2.386%, 07/01/31(a)	16,770

190,837	2.396%, 05/01/35(a)	202,215

2,667	2.405%, 03/01/18(a)	2,685

22,453	2.416%, 08/01/35(a)	23,780

37,259	2.422%, 02/01/34(a)	39,070

48,523	2.455%, 04/01/32(a)	48,489

12,303	2.500%, 08/01/31(a)	12,327

43,345	2.515%, 01/01/37(a)	46,634

12,835	2.518%, 03/01/36(a)	13,748

3,684	2.526%, 07/01/29(a)	3,867

Principal Amount		Value (Note 2)

$29,119	2.526%, 06/01/36(a)	$31,026

16,030	2.533%, 08/01/31(a)	16,339

38,707	2.558%, 12/01/36(a)	41,439

17,323	2.625%, 04/01/33(a)	18,425

42,400	2.654%, 08/01/36(a)	42,965

62,793	2.667%, 05/01/33(a)	67,119

25,323	2.725%, 06/01/37(a)	26,320

5,307	2.905%, 12/01/18(a)	5,329

969,458	3.500%, 04/01/32	988,420

896,965	3.500%, 10/01/32	914,494

156,747	5.183%, 11/01/19(a)	163,471

31,368	5.678%, 08/01/37(a)	32,654

535,189	FHLMC, REMICS 3.000%, 08/15/40	556,884

700,024	3.500%, 04/15/40	716,080

260,038	4.500%, 08/15/20	278,830

		13,261,813

Federal National Mortgage Association (FNMA): 10.94%

500,000	FNMA 0.580%, 02/26/16	499,989

73,963	1.344%, 10/01/44(a)	75,581

247,873	1.344%, 09/01/44(a)	252,299

2,500,000	1.375%, 11/15/16	2,543,202

96,731	1.544%, 06/01/40(a)	100,821

71,715	1.764%, 08/01/34(a)	74,479

134,903	1.789%, 06/01/34(a)	143,144

834,602	1.793%, 01/01/34(a)	865,772

9,646	1.863%, 01/01/20(a)	10,045

23,115	1.867%, 07/01/21(a)	23,562

111,368	1.950%, 08/01/33(a)	116,855

19,493	2.012%, 11/01/18(a)	20,563

33,213	2.079%, 03/01/18(a)	33,862

36,988	2.083%, 05/01/36(a)	39,335

766,580	2.085%, 03/01/36(a)	811,274

120,576	2.136%, 11/01/35(a)	127,029

See Notes to Financial Statements	49	December 31, 2013

Portfolio of Investments (Note 11)

Forward Frontier Strategy Fund

Principal Amount		Value (Note 2)

Federal National Mortgage Association (FNMA) (continued): 10.94%

$21,053	2.192%, 10/01/34(a)	$22,267

8,155	2.207%, 05/01/18(a)	8,169

13,134	2.207%, 08/01/30(a)	13,959

36,431	2.210%, 05/01/25(a)	37,044

63,966	2.218%, 06/01/29(a)	64,604

2,000,000	2.250%, 03/15/16	2,075,299

71,395	2.270%, 11/01/33(a)	71,812

44,698	2.318%, 06/01/32(a)	47,672

5,144	2.335%, 02/01/37(a)	5,461

58,696	2.340%, 10/01/33(a)	61,883

14,710	2.403%, 11/01/29(a)	15,701

38,483	2.405%, 01/01/35(a)	41,235

127,156	2.407%, 07/01/35(a)	135,702

734	2.413%, 03/01/15(a)	737

92,302	2.440%, 06/01/34(a)	92,705

12,219	2.474%, 09/01/33(a)	13,100

422,584	2.480%, 05/01/34(a)	446,919

117,590	2.527%, 10/01/34(a)	124,872

22,260	2.582%, 06/01/34(a)	23,814

15,749	2.625%, 08/01/23(a)	16,842

31,101	2.685%, 03/01/19(a)	30,901

68,269	2.741%, 08/01/24(a)	72,147

32,447	2.778%, 03/01/36(a)	33,222

772,474	3.000%, 03/01/27	790,604

18,514	3.209%, 05/01/19(a)	18,853

30,633	3.245%, 08/01/18(a)	32,142

49,327	3.887%, 11/01/21(a)	50,055

1,372,050	4.000%, 04/01/32	1,437,975

		11,523,508

Government National Mortgage Association (GNMA): 5.35%

185,904	GNMA 1.625%, 05/20/34(a)	192,695

342,339	1.625%, 04/20/34(a)	354,845

121,403	1.625%, 05/20/36(a)	125,839

188,295	1.625%, 10/20/33(a)	195,428

Principal Amount		Value (Note 2)

$72,702	1.625%, 09/20/21(a)	$75,291

207,500	1.625%, 05/20/31(a)	215,076

62,717	1.625%, 08/20/25(a)	65,209

58,177	2.000%, 11/20/36(a)	60,436

79,218	2.125%, 01/20/37(a)	82,480

902,987	2.500%, 12/15/27	897,960

692,636	3.000%, 10/20/26	712,236

679,155	3.500%, 07/20/27	709,668

687,606	3.500%, 09/20/28	718,554

484,567	GNMA, REMICS 3.500%, 11/20/39	486,937

472,099	4.000%, 11/16/39	493,567

232,206	4.750%, 05/20/39	243,479

		5,629,700

	Total Agency Pass-Through Securities (Cost $30,502,631)	30,415,021

Asset-Backed Securities: 1.02%
250,000	Cabela’s Master Credit Card Trust, Series 2013-2A, Class A2 0.817%, 08/16/21(a)(b)	251,701

317,267	JP Morgan Morgage Trust, Series 2004, Class A5 2.372%, 12/25/34(a)	317,044

500,000	Nissan Auto Receivables 2013-B Owner Trust, Series 2013-B, Class A3 0.840%, 11/15/17	502,384

	Total Asset-Backed Securities (Cost $1,066,565)	1,071,129

Corporate Bonds: 16.21%
Basic Materials: 0.98%

1,000,000	Dow Chemical Co., Sr. Unsec. Notes 2.500%, 02/15/16	1,031,606

Consumer Cyclical: 1.15%

1,200,000	Daimler Finance North America Llc, Sr. Unsec. Notes 1.650%, 04/10/15(b)	1,209,674

Consumer Non-Cyclical: 1.92%

1,080,000	AbbVie, Inc., Sr. Unsec. Notes 0.998%, 11/06/15(a)	1,091,605

December 31, 2013	50	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Frontier Strategy Fund

Principal Amount		Value (Note 2)

Consumer Non-Cyclical (continued): 1.92%

$500,000	Genzyme Corp., Sr. Unsec. Notes 3.625%, 06/15/15	$522,331

100,000	Johns Hopkins Health System Corp., Sr. Unsec. Notes 1.424%, 05/15/18	96,009

300,000	Quest Diagnostics, Inc., Gtd. Notes 1.098%, 03/24/14(a)	300,396

		2,010,341

Energy: 1.40%

345,000	Dominion Resources, Inc., Sr. Unsec. Notes 1.950%, 08/15/16	350,908

500,000	Noble Holding International, Ltd., Sr. Unsec. Notes 3.450%, 08/01/15	518,655

400,000	Total Capital SA, Sr. Unsec. Notes 3.125%, 10/02/15	417,606

190,000	TransCanada PipeLines, Ltd., Sr. Unsec. Notes 0.927%, 06/30/16(a)	191,904

		1,479,073

Financials: 5.67%

401,000	Branch Banking & Trust Co., Sub. Notes, Series BKNT 0.564%, 09/13/16(a)	398,327

1,260,000	Branch Banking & Trust Co., Sub. Notes, Series BKNT 0.538%, 05/23/17(a)	1,246,596

500,000	Caterpillar Financial Services Corp., Sr. Unsec. Notes 2.050%, 08/01/16	513,556

1,450,000	Merrill Lynch & Co. Inc., Sr. Unsec. Medium-Term Notes 0.704%, 01/15/15(a)	1,451,282

650,000	MetLife Institutional Funding II, Sec. Notes 1.143%, 04/04/14(a)(b)	651,447

1,700,000	National Australia Bank, Ltd., Sr. Unsec. Notes 0.966%, 04/11/14(a)(b)	1,703,278

		5,964,486

Principal Amount		Value (Note 2)

Industrials: 1.40%

$100,000	Emerson Electric Co., Sr. Unsec. Notes 5.000%, 12/15/14	$104,349

1,350,000	United Technologies Corp., Sr. Unsec. Notes 1.800%, 06/01/17	1,371,416

		1,475,765

Technology: 1.70%

1,300,000	Dell, Inc., Sr. Unsec. Notes 0.847%, 04/01/14(a)	1,294,835

500,000	Intel Corp., Sr. Unsec. Notes 1.350%, 12/15/17	494,424

		1,789,259

Telecommunication Services: 1.99%

500,000	AT&T, Inc., Sr. Unsec. Notes 0.624%, 02/12/16(a)	499,295

1,000,000	5.625%, 06/15/16	1,104,152

500,000	Verizon Communications, Inc., Sr. Unsec. Notes 1.100%, 11/01/17	486,696

		2,090,143

	Total Corporate Bonds (Cost $17,053,570)	17,050,347

Municipal Bonds: 6.05%

500,000	City of Houston, Texas, General Obligation Taxable Refunding Bonds, Public Improvement, Series B 1.140%, 03/01/16	499,999

500,000	City of Montgomery, Alabama, General Obligation Taxable Unlimited Warrants, Series B 1.070%, 04/01/16	498,675

750,000	County of Loudoun Virginia, General Obligation Taxable Refunding Bonds, Series B 0.895%, 12/01/16	743,684

250,000	County of Milwaukee Wisconsin, General Obligation Taxable Unlimited Pension Refunding Bonds, Series B 1.282%, 12/01/16	249,160

See Notes to Financial Statements	51	December 31, 2013

Portfolio of Investments (Note 11)

Forward Frontier Strategy Fund

Principal Amount		Value (Note 2)

$500,000	Maine State Housing Authority, Taxable, Revenue Bonds, Series A 1.190%, 11/15/16	$497,475

250,000	New Jersey Building Authority, Taxable Refinancing Revenue Bonds, Series B 1.233%, 06/15/16	249,598

500,000	New York State Urban Development Corp., State Personal Income Taxable Revenue Bonds, Series F 1.650%, 03/15/18	495,970

300,000	Pearland Independent School District, General Obligation Taxable Unlimited Refunding Bonds, Series B 3.000%, 02/15/17	314,022

250,000	Pequea Valley School District, Taxable General Obligation Unlimited Bonds, Series B 0.948%, 02/01/16	248,508

425,000	Rhode Island State Housing & Mortgage Finance Corp., Taxable Revenue Bonds, Series 64-T 2.080%, 10/01/17	426,981

500,000	South Carolina State Public Service Authority, Taxable Revenue Bonds, Series D 1.044%, 06/01/15(a)	501,560

500,000	State of California, Taxable Various Purpose General Obligation Unlimited Bonds 1.050%, 02/01/16	502,365

225,000	Texas State Department of Housing & Community Affairs, Taxable Revenue Bonds, Series A 2.800%, 03/01/36	207,545

455,000	Virginia State Housing Development Authority, Taxable Revenue Bonds, Series B 2.000%, 04/01/19	434,989

500,000	Wise County, Virginia, Industrial Development Authority Facilities Lease, Taxable Revenue Bonds 1.700%, 02/01/17	492,155

		6,048,664

	Total Municipal Bonds (Cost $6,425,688)	6,362,686

Principal Amount		Value (Note 2)

U.S. Treasury Bonds & Notes: 16.85%

$3,500,000	U.S. Treasury Notes 0.250%, 04/15/16	$3,481,681

3,750,000	0.375%, 01/15/16	3,748,830

4,000,000	0.375%, 03/15/16	3,994,220

3,000,000	0.500%, 06/15/16	2,997,069

3,500,000	0.625%, 08/15/16	3,500,683

	Total U.S. Treasury Bonds & Notes (Cost $17,717,642)	17,722,483

	Total Investments: 71.19% (Cost $74,842,313)	74,892,368

	Net Other Assets and Liabilities: 28.81%	30,306,936

	Net Assets: 100.00%	$105,199,304

Percentages are stated as a percent of net assets.

(a) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2013.

(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $3,816,100, representing 3.63% of net assets.

December 31, 2013	52	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Frontier Strategy Fund

Total Return Swap Contracts

Counter Party	Reference Entry/Obligation	Fund Pays	Fund Receives	Termination Date	Notional Amount	Net Unrealized Gain
Barclays Capital	MSCI Frontier NR USD	3-month LIBOR plus 98 Bps	Total Return	10/28/14	$4,000,000	$227,056
Barclays Capital	MSCI Frontier NR USD	3-month LIBOR plus 110 Bps	Total Return	04/24/14	10,000,154	1,639,177
Barclays Capital	MSCI Frontier NR USD	3-month LIBOR plus 110 Bps	Total Return	07/28/14	8,397,155	1,121,934
Barclays Capital	MSCI Frontier NR USD	3-month LIBOR plus 98 Bps	Total Return	09/25/14	4,000,000	400,048
Barclays Capital	MSCI Frontier NR USD	3-month LIBOR plus 110 Bps	Total Return	01/27/15	12,338,912	107,349
Goldman Sachs	MSCI FM Daily Net Total Return Index	3-month LIBOR plus 95 Bps	Total Return	05/27/14	19,650,720	2,726,249
Goldman Sachs	MSCI FM Daily Net Total Return Index	3-month LIBOR plus 95 Bps	Total Return	08/26/14	19,650,720	2,726,249
Goldman Sachs	MSCI FM Daily Net Total Return Index	3-month LIBOR plus 95 Bps	Total Return	06/25/14	2,500,631	161,483
Goldman Sachs	MSCI FM Daily Net Total Return Index	3-month LIBOR plus 105 Bps	Total Return	06/25/14	1,339,841	92,285
Goldman Sachs	MSCI FM Daily Net Total Return Index	3-month LIBOR plus 105 Bps	Total Return	09/25/14	6,815,018	544,020
Goldman Sachs	MSCI FM Daily Net Total Return Index	3-month LIBOR plus 115 Bps	Total Return	10/28/14	4,499,757	307,560
Total of Total Return Swap Contracts					$93,192,908	$10,053,410

Investment Abbreviations:

Bps — Basis Points

ETF — Exchange-Traded Fund

Gtd. — Guaranteed

LIBOR — London Interbank Offered Rate

MSCI — Morgan Stanley Capital International

REMICS — Real Estate Mortgage Investment Conduits

Sec. — Secured

Sr. — Senior

Sub. — Subordinated

Unsec. — Unsecured

See Notes to Financial Statements	53	December 31, 2013

Portfolio of Investments (Note 11)

Forward High Yield Bond Fund

Principal Amount		Value (Note 2)

Corporate Bonds: 95.26%
Basic Materials: 5.22%

$1,750,000	ArcelorMittal, Sr. Unsec. Notes 5.750%, 08/05/20	$1,863,750

1,925,000	Cornerstone Chemical Co., Sec. Notes 9.375%, 03/15/18(a)	2,035,687

2,100,000	Exopack Holdings SA, Sr. Unsec. Notes 7.875%, 11/01/19(a)	2,152,500

1,955,000	Rockwood Specialties Group, Inc., Sr. Unsec. Notes 4.625%, 10/15/20	2,006,319

		8,058,256

Communications: 13.82%

1,550,000	Cablevision Systems Corp., Sr. Unsec. Notes 8.000%, 04/15/20	1,739,875

2,000,000	CCO Holdings Llc / CCO Holdings Capital Corp., Sr. Unsec. Notes 6.500%, 04/30/21	2,065,000

1,775,000	Cogent Communications Group, Inc., Sr. Sec. Notes 8.375%, 02/15/18(a)	1,934,750

2,050,000	Digicel Group, Ltd., Sr. Unsec. Notes 8.250%, 09/30/20(a)	2,134,563

1,750,000	DISH DBS Corp., Sr. Unsec. Notes 5.125%, 05/01/20	1,758,750

2,000,000	Gray Television, Inc., Sr. Unsec. Notes 7.500%, 10/01/20	2,135,000

2,050,000	Level 3 Financing, Inc., Sr. Unsec. Notes 6.125%, 01/15/21(a)	2,075,625

1,900,000	Nara Cable Funding, Ltd., First Lien Notes 8.875%, 12/01/18(a)	2,033,000

1,500,000	Sinclair Television Group, Inc., Sr. Unsec. Notes 6.375%, 11/01/21(a)	1,560,000

2,250,000	T-Mobile USA, Inc., Sr. Unsec. Notes 6.500%, 01/15/24	2,283,750

1,500,000	Windstream Corp., Sr. Unsec. Notes 7.750%, 10/01/21	1,597,500

		21,317,813

Consumer Cyclical: 17.60%

1,657,000	Air Canada 2013-1 Class B Pass Through Trust, Second Lien Notes 5.375%, 05/15/21(a)	1,611,433

Principal Amount		Value (Note 2)

$1,875,000	Air Canada, Second Lien Notes 8.750%, 04/01/20(a)	$2,001,562

1,750,000	Ashton Woods USA Llc/Ashton Woods Finance Co., Sr. Unsec. Notes 6.875%, 02/15/21(a)	1,732,500

1,675,000	General Motors Co., Sr. Unsec. Notes 4.875%, 10/02/23(a)	1,704,313

1,500,000	Hawaiian Airlines Pass Through Certificates, Second Lien Notes, Series B 4.950%, 01/15/22	1,376,250

1,750,000	KB Home, Sr. Unsec. Notes 7.250%, 06/15/18	1,938,125

1,750,000	Landry’s Holdings II, Inc., Sr. Unsec. Notes 10.250%, 01/01/18(a)	1,865,938

1,550,000	Lennar Corp., Sr. Unsec. Notes 4.125%, 12/01/18	1,565,500

1,705,000	MGM Resorts International, Sr. Unsec. Notes 6.625%, 12/15/21	1,805,169

2,125,000	Michaels Stores, Inc., Sr. Unsub. Notes 5.875%, 12/15/20(a)	2,140,937

1,925,000	Pantry, Inc., Sr. Unsec. Notes 8.375%, 08/01/20	2,054,937

1,535,000	Penske Automotive Group, Inc., Sr. Sub. Notes 5.750%, 10/01/22	1,577,213

1,750,000	Rite Aid Corp., Sr. Unsec. Notes 9.250%, 03/15/20	2,016,875

2,000,000	Tops Holding II Corp., Sr. Unsec. PIK Notes 8.750% (or 9.500% PIK), 06/15/18(a)	2,067,499

1,675,000	Wynn Las Vegas Llc/Wynn Las Vegas Capital Corp., Sec. Notes 5.375%, 03/15/22	1,700,125

		27,158,376

Consumer Non-Cyclical: 15.60%

2,125,000	APX Group, Inc., Sec. Notes 6.375%, 12/01/19	2,167,500

1,785,000	Beverages & More, Inc., Sec. Notes 10.000%, 11/15/18(a)	1,805,081

1,722,000	Bumble Bee Acquisition Corp., First Lien Notes 9.000%, 12/15/17(a)	1,894,200

December 31, 2013	54	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward High Yield Bond Fund

Principal Amount		Value (Note 2)

Consumer Non-Cyclical (continued): 15.60%

$1,292,000	C&S Group Enterprises Llc, Notes 8.375%, 05/01/17(a)	$1,375,980

1,550,000	Capella Healthcare, Inc., Sr. Unsec. Notes 9.250%, 07/01/17	1,654,625

1,500,000	Fresenius Medical Care US Finance II, Inc., Sr. Unsec. Notes 5.625%, 07/31/19(a)	1,627,500

1,750,000	HCA Holdings, Inc., Sr. Unsec. Notes 7.750%, 05/15/21	1,916,249

1,530,000	HealthSouth Corp., Gtd. Notes 7.750%, 09/15/22	1,683,000

1,700,000	Prospect Medical Holdings, Inc., Sec. Notes 8.375%, 05/01/19(a)	1,831,750

1,500,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer Llc/Reynolds Group Issuer Lu, First Lien Notes 5.750%, 10/15/20	1,537,500

2,250,000	Tenet Healthcare Corp., Sr. Unsec. Notes 8.000%, 08/01/20	2,449,688

1,925,000	Valeant Pharmaceuticals International, Inc., Sr. Unsec. Notes 5.625%, 12/01/21(a)	1,939,438

2,150,000	Wells Enterprises, Inc., Sec. Notes 6.750%, 02/01/20(a)	2,187,625

		24,070,136

Energy: 14.73%

2,050,000	Approach Resources, Inc., Sr. Unsec. Notes 7.000%, 06/15/21	2,111,500

2,000,000	Atlas Energy Holdings Operating Co. Llc/Atlas Resource Finance Corp., Sr. Unsec. Notes 7.750%, 01/15/21(a)	1,930,000

2,000,000	Chaparral Energy, Inc., Sr. Unsec. Notes 7.625%, 11/15/22	2,150,000

1,747,000	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Sr. Unsec. Notes 6.000%, 12/15/20	1,808,145

410,000	El Paso Llc, First Lien Notes 6.500%, 09/15/20	441,211

1,633,760	EPE Holdings Llc/EP Energy Bond Co., Inc., Sr. Unsec. PIK Notes 8.125% (or 8.875% PIK), 12/15/17(a)	1,686,857

2,125,000	Murray Energy Corp., Sec. Notes 8.625%, 06/15/21(a)	2,210,000

Principal Amount		Value (Note 2)

$ 1,800,000	Parker Drilling Co., Gtd. Notes 9.125%, 04/01/18	$1,917,000

290,000	SESI Llc, Sr. Unsec. Notes 6.375%, 05/01/19	311,025

1,700,000	7.125%, 12/15/21	1,904,000

2,075,000	Shelf Drilling Holdings, Ltd., Sec. Notes 8.625%, 11/01/18(a)	2,251,375

1,850,000	Vanguard Natural Resources Llc/VNR Finance Corp., Sr. Unsec. Notes 7.875%, 04/01/20	1,951,750

2,000,000	Whiting Petroleum Corp., Sr. Unsec. Notes 5.000%, 03/15/19	2,055,000

		22,727,863

Financials: 12.37%

2,000,000	AerCap Aviation Solutions BV, Sr. Unsec. Notes 6.375%, 05/30/17	2,174,999

1,925,000	Aircastle, Ltd., Sr. Unsec. Notes 7.625%, 04/15/20	2,170,438

1,650,000	Ally Financial, Inc., Sr. Unsec. Notes 4.750%, 09/10/18	1,732,500

1,575,000	CIT Group, Inc., Sr. Unsec. Notes 5.000%, 08/15/22	1,542,182

1,500,000	EPR Properties, Sr. Unsec. Notes 7.750%, 07/15/20	1,719,162

1,750,000	General Motors Financial Co., Inc., Sr. Unsec. Notes 3.250%, 05/15/18(a)	1,754,375

1,850,000	International Lease Finance Corp., Sr. Unsec. Notes 4.625%, 04/15/21	1,770,219

1,975,000	Kennedy-Wilson, Inc., Sr. Unsec. Notes 8.750%, 04/01/19	2,177,438

2,070,000	Provident Funding Associates LP/PFG Finance Corp., Sr. Notes 10.125%, 02/15/19(a)	2,266,650

1,750,000	Rialto Holdings Llc/Rialto Corp., Sr. Unsec. Notes 7.000%, 12/01/18(a)	1,770,781

		19,078,744

Industrials: 12.07%

2,000,000	AEP Industries, Inc., Sr. Unsec. Notes 8.250%, 04/15/19	2,160,000

1,900,000	Aviation Capital Group Corp., Sr. Unsec. Notes 4.625%, 01/31/18(a)	1,967,900

See Notes to Financial Statements	55	December 31, 2013

Portfolio of Investments (Note 11)

Forward High Yield Bond Fund

Principal Amount		Value (Note 2)

Industrials (continued): 12.07%

$ 1,500,000	Griffon Corp., Gtd. Notes 7.125%, 04/01/18	$1,597,500

2,000,000	Iracore International Holdings, Inc., Sec. Notes 9.500%, 06/01/18(a)	2,110,000

2,165,000	Liberty Tire Recycling, Gtd. Notes 11.000%, 10/01/16(a)	2,181,238

1,250,000	Martin Midstream Partners LP/Martin Midstream Finance Corp., Gtd. Notes 8.875%, 04/01/18	1,325,000

1,300,000	Maxim Crane Works LP, Sr. Sec. Notes 12.250%, 04/15/15(a)	1,342,185

2,250,000	Neovia Logistics Intermediate Holdings Llc, Sr. Unsec. PIK Notes 10.000% (or 10.750% PIK), 02/15/18(a)	2,283,749

1,500,000	Packaging Dynamics Corp., First Lien Notes 8.750%, 02/01/16(a)	1,545,938

2,000,000	Zachry Holdings, Inc., Sr. Unsec. Notes 7.500%, 02/01/20(a)	2,100,000

		18,613,510

Technology: 2.74%

2,268,000	Activision Blizzard, Inc., Sr. Unsec. Notes 5.625%, 09/15/21(a)	2,353,050

1,750,000	iGate Corp., Sr. Unsec. Notes 9.000%, 05/01/16	1,868,125

		4,221,175

Principal Amount		Value (Note 2)

Utilities: 1.11%

$ 1,500,000	NRG Energy, Inc., Sr. Unsec. Notes 7.625%, 01/15/18	$1,717,500

	Total Corporate Bonds (Cost $143,209,308)	146,963,373

Municipal Bonds: 0.67%

1,000,000	Dallas-Fort Worth, Texas International Airport Facilities Improvement Corp., Revenue Bonds, Taxable Series 2001-B-1 7.000%, 01/01/16(b)	1,026,450

	Total Municipal Bonds (Cost $1,025,974)	1,026,450

	Total Investments: 95.93% (Cost $144,235,282)	147,989,823

	Net Other Assets and Liabilities: 4.07%	6,275,584

	Net Assets: 100.00%	$154,265,407

Percentages are stated as a percent of net assets.

(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $69,465,979, representing 45.03% of net assets.

(b) Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.

Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees is as follows:

Date of Purchase	Security	Cost	Market Value	% of Net Assets
03/01/12	Dallas-Fort Worth, Texas International Airport Facilities Improvement Corp., Revenue Bonds, Taxable Series 2001-B-1 7.000%, 01/01/16(b)	$1,025,974	$1,026,450	0.67%

Investment Abbreviations:

Gtd. — Guaranteed

PIK — Payment in-kind

Sec. — Secured

Sr. — Senior

Sub. — Subordinated

Unsec. — Unsecured

Unsub. — Unsubordinated

December 31, 2013	56	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Investment Grade Fixed-Income Fund

Principal Amount		Value (Note 2)

Agency Pass-Through Securities: 1.39%
Federal National Mortgage Association (FNMA): 1.39%

$175,861	FNMA 2.450%, 05/01/34(a)	$178,528

165,597	6.000%, 03/01/33	183,591

		362,119

	Total Agency Pass-Through Securities (Cost $337,089)	362,119

Asset-Backed Securities: 6.00%

379,602	ACE Securities Corp., Series 2004-HE4, Class M1 1.065%, 12/25/34(a)	337,292

62,891	Bear Stearns Asset Backed Securities Trust, Series 2005-SD3, Class 1A 0.655%, 07/25/35(a)	62,558

62,125,419	Bear Stearns Commercial Mortgage Securities, Series 2004-PWR6, Class X1 0.640%, 11/11/41(a)(b)(c)(d)	479,857

7,912	Chec Loan Trust, Series 2004-1, Class B2 3.665%, 07/25/34(a)(c)	2,700

250,000	Falcon Franchise Loan Llc, Series 2003-1, Class C 4.100%, 01/05/25(b)(c)(e)	8,483

161,830	Home Equity Mortgage Trust, Series 2006-2, Class 1A1 5.367%, 07/25/36(f)	62,425

700,000	Merrill Lynch Mortgage Investors, Inc., Series 2005-A6, Class 2A3 0.545%, 08/25/35(a)	611,127

	Total Asset-Backed Securities (Cost $2,137,814)	1,564,442

Collateralized Mortgage Obligations: 5.00%

2,509	Collateralized Mortgage Securities Corp., Series I, Class 3 9.450%, 02/01/17	2,700

550,440	Countrywide Alternative Loan Trust, Series 2006-12CB, Class A6 6.000%, 05/25/36	443,796

159,217	FHLMC, Series 2887, Class JD 4.500%, 03/15/19	167,731
4,784,144	GNMA, Series 2002-28, Class IO 0.223%, 01/16/42(a)(b)(d)	39,555

Principal Amount		Value (Note 2)

$2,959,319	GNMA, Series 2003-64, Class XA 0.000%, 08/16/43(a)(b)(d)	$30

4,162	Harborview Mortgage Loan Trust, Series 2004-4, Class 3A 1.293%, 06/19/34(a)	3,976

32,970	LB Commercial Conduit Mortgage Trust, Series 1996-C2, Class IO 0.900%, 04/25/19(b)(d)	0

232,067,875	LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class X 0.020%, 06/15/38(a)(b)(c)(d)	89,810

11,879,284	Merrill Lynch Mortgage Investors, Series 1998-C1, Class IO 0.672%, 11/15/26(a)(b)(d)	240,342

662,150	Preferred Term Securities XIII, Inc. 1.813%, 03/24/34(a)(b)(c)(e)	314,325

1,753,214	Salomon Brothers Mortgage Securities VII, Inc., Series 2001-C2, Class X1 1.311%, 11/13/36(a)(b)(c)(d)	1,576

44,654	Washington Mutual, Series 2005-AR18, Class 3A2 4.772%, 01/25/36(a)	1

	Total Collateralized Mortgage Obligations (Cost $5,483,373)	1,303,842

Corporate Bonds: 19.00%
Banks: 2.49%

170,000	Citigroup, Inc., Sr. Unsec. Notes 6.125%, 11/21/17	196,053

200,000	HSBC Bank Plc, Sr. Unsec. Notes 0.618%, Perpetual Maturity(a)(g)	133,556

300,000	VEB Finance Plc, Sr. Unsec. Notes 5.375%, 02/13/17(c)	320,640

		650,249

Brokerage: 4.32%

300,000	Goldman Sachs Group, Inc., Sr. Unsec. Notes 6.150%, 04/01/18	344,178

1,300,000	Lehman Brothers Holdings, Sr. Escrow Notes 0.000%, 05/02/18	284,375

500,000	Morgan Stanley, Sr. Unsec. Notes 0.724%, 10/15/15(a)	499,166
		1,127,719

See Notes to Financial Statements	57	December 31, 2013

Portfolio of Investments (Note 11)

Forward Investment Grade Fixed-Income Fund

Principal Amount		Value (Note 2)

Communications: 0.41%

$100,000	Verizon Communications, Inc., Sr. Unsec. Notes 5.150%, 09/15/23	$107,406

Finance-Other: 3.35%

250,000	NLV Financial Corp., Sr. Notes 7.500%, 08/15/33(b)(c)	248,869

300,000	TNK-BP Finance SA, Co., Gtd. Notes 6.625%, 03/20/17(h)	333,000

240,000	Transneft Via TransCapitalInvest Ltd., Sec. Notes 8.700%, 08/07/18(h)	293,004

		874,873

Financials: 5.03%

100,000	Ally Financial, Inc., Gtd. Notes 3.645%, 06/20/14(a)	101,737

200,000	American International Group, Inc., Sr. Unsec. Notes 4.250%, 09/15/14	205,070

400,000	Ford Motor Credit Co. Llc 1.338%, 08/28/14(a)	401,925

600,000	JPMorgan Chase & Co., Sr. Unsec. Medium-Term Notes 0.857%, 02/26/16(a)	602,787

		1,311,519

Industrial-Energy: 1.22%

300,000	Gazprom OAO Via Gaz Capital SA, Sr. Unsec. Notes 5.999%, 01/23/21(c)	318,000

Industrial-Other: 0.23%

1,609,624	Canal Point II, Ltd., Sec. Note, Series AI 0.000%, 06/25/14(b)(e)	59,062

Non-Captive Diversified: 1.37%

325,000	General Electric Capital Corp., Sr. Unsec. Medium-Term Notes 6.900%, 09/15/15	356,777

Utilities: 0.58%

149,823	MP Environmental Funding Llc, Series A1 4.982%, 07/15/14	151,172

	Total Corporate Bonds (Cost $7,051,947)	4,956,777

Principal Amount		Value (Note 2)

Foreign Government Obligations: 3.96%

$1,000,000	Province of Ontario Canada, Sr. Unsec. Notes 2.700%, 06/16/15	$1,033,260

	Total Foreign Government Obligations (Cost $999,038)	1,033,260

Municipal Bonds: 4.15%

500,000	Buckeye Tobacco Settlement Financing Authority, Sr. Turbo Revenue Bonds, Series A-2 6.500%, 06/01/47	404,315

200,000	Los Angeles California Community College District, General Obligation Unlimited, Build America Bonds 6.750%, 08/01/49	250,926

400,000	Texas State Transportation Commission, Taxable Revenue Bonds, First Tier, Series B 5.178%, 04/01/30	427,888

	Total Municipal Bonds (Cost $966,022)	1,083,129

U.S. Government Agency Securities: 56.18%
Small Business Administration-Pass-Through-Agency: 1.58%

382,109	Small Business Administration Participation Certificates, Series 2003-20E, Class 1 4.640%, 05/01/23	411,647

U.S. Treasury Bonds & Notes: 54.60%

36	U.S. Treasury Bonds STRIP Coupon 0.000%, 11/15/17(i)	34

101,189	U.S. Treasury Inflation Indexed Bonds 0.125%, 01/15/23	95,533

1,010,410	0.125%, 04/15/18	1,030,933

914,103	0.125%, 07/15/22	875,503

123,910	2.375%, 01/15/25	142,458

200,000	U.S. Treasury Notes 1.125%, 12/31/19	188,758

5,100,000	1.375%, 07/31/18	5,051,989

3,000,000	1.375%, 09/30/18	2,961,915

600,000	1.750%, 10/31/20	574,992

December 31, 2013	58	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Investment Grade Fixed-Income Fund

Principal Amount		Value (Note 2)

U.S. Treasury Bonds & Notes (continued): 54.60%

$3,300,000	2.000%, 09/30/20	$3,222,140

100,000	2.500%, 08/15/23	95,863
		14,240,118

	Total U.S. Government Agency Securities (Cost $14,924,523)	14,651,765

	Total Investments: 95.68% (Cost $31,899,806)	24,955,334

	Net Other Assets and Liabilities: 4.32%	1,126,743	(j)

	Net Assets: 100.00%	$26,082,077

Percentages are stated as a percent of net assets.

(a) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2013.

(b) Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $1,784,260, representing 6.84% of net assets.

(d) Interest only security.

(e) Fair valued security under the procedures approved by the Fund’s Board of Trustees.

(f) Represents a step-up bond. Rate disclosed is as of December 31, 2013.

(g) This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(h) Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold by the issuer in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At period end, the aggregate market value of those securities was $626,004 representing 2.40% of net assets.

(i) Principal only security.

(j) Includes cash which is being held as collateral for futures contracts and written options.

Securities determined to be illiquid under the procedures approved by the Fund’s Board of Trustees is as follows:

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
03/23/07 – 04/25/07	Bear Stearns Commercial Mortgage Securities, Series 2004-PWR6, Class X1 0.640%, 11/11/41(a)(b)(c)(d)	$1,058,073	$479,857	1.84%
10/03/07 – 04/10/08	Canal Point II, Ltd., Sec. Note, Series AI 0.000%, 06/25/14(b)(e)	1,573,044	59,062	0.23%
12/29/11	Falcon Franchise Loan Llc, Series 2003-1, Class C 4.100%, 01/05/25(b)(c)(e)	0	8,483	0.03%
07/24/06 – 08/01/06	GNMA, Series 2002-28, Class IO 0.223%, 01/16/42(a)(b)(d)	883,233	39,555	0.15%
05/17/07	GNMA, Series 2003-64, Class XA 0.000%, 08/16/43(a)(b)(d)	444,785	30	0.00%(k)
03/30/06	LB Commercial Conduit Mortgage Trust, Series 1996-C2, Class IO 0.900%, 04/25/19(b)(d)	73,338	0	0.00%(k)
03/05/07	LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class X 0.020%, 06/15/38(a)(b)(c)(d)	489,142	89,810	0.34%
03/29/06	Merrill Lynch Mortgage Investors, Series 1998-C1, Class IO 0.672%, 11/15/26(a)(b)(d)	572,271	240,342	0.92%
01/18/07	NLV Financial Corp., Sr. Notes 7.500%, 08/15/33(b)(c)	274,902	248,869	0.95%
10/03/06 – 03/27/13	Preferred Term Securities XIII, Inc. 1.813%, 03/24/34(a)(b)(c)(e)	652,175	314,325	1.21%
11/07/06 – 03/29/07	Salomon Brothers Mortgage Securities VII, Inc., Series 2001-C2, Class X1 1.311%, 11/13/36(a)(b)(c)(d)	1,607,718	1,576	0.01%
		$7,628,681	$1,481,909	5.68%

(k) Less than 0.005%

See Notes to Financial Statements	59	December 31, 2013

Portfolio of Investments (Note 11)

Forward Investment Grade Fixed-Income Fund

Forward Commitments

Description	Interest Rate	Maturity Date	Principal Amount	Value
TBA Purchase Commitments at December 31, 2013: 7.44% (Cost Payable $1,948,125)
FNMA	2.500%	01/16/14	$1,000,000	$990,000
FNMA	3.000%	01/13/14	1,000,000	949,609
Total TBA Purchase Commitments				$1,939,609

Description	Interest Rate	Maturity Date	Principal Amount	Value
TBA Sales Commitments at December 31, 2013: (3.64)% (Proceeds Receivable $(956,563))
FNMA	3.000%	01/13/14	$(1,000,000)	$(949,609)
Total TBA Sales Commitments				$(949,609)

Schedule of Options Written

Contracts	Description	Value (Note 2)
(12)	U.S. 10 Year Note, Expires February 2014 at $123.00 Put	$(11,063)
(12)	U.S. 10 Year Note, Expires February 2014 at $127.50 Call	(375)
	Total Written Options (Proceeds $11,585)	$(11,438)

Futures Contracts

Description	Position	Contracts	Expiration Date	Value	Unrealized Loss
Eurodollar 90 Day Future	Long	7	03/17/15	$1,740,725	$(1,676)
Eurodollar 90 Day Future	Long	14	06/16/15	3,476,375	(3,127)
Eurodollar 90 Day Future	Long	4	06/14/16	982,550	(4,048)
Eurodollar 90 Day Future	Long	4	03/15/16	985,700	(1,507)
U.S. 5 Year Note Future	Long	44	04/01/14	5,249,750	(63,320)
Total Futures Contracts				$12,435,100	$(73,678)

Investment Abbreviations:

FHLMC — Federal Home Loan Mortgage Corporation

GNMA — Government National Mortgage Association

Gtd. — Guaranteed

IO — Interest Only

Sec. — Secured

Sr. — Senior

STRIP — Separate Trading of Registered Interest and Principal of Securities

Unsec. — Unsecured

December 31, 2013	60	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Total MarketPlus Fund

Shares		Value (Note 2)

Exchange-Traded Funds: 40.11%
68,300	Vanguard Short-Term Corporate Bond ETF	$5,448,974

180,500	Vanguard Short-Term Government Bond ETF	10,988,840

	Total Exchange-Traded Funds (Cost $16,483,076)	16,437,814

Principal Amount

Agency Pass-Through Securities: 12.63%
Federal Home Loan Mortgage Corp (FHLMC): 3.72%

$292	FHLMC 1.500%, 12/01/17(a)	292

14,153	1.804%, 06/01/20(a)	14,681

73,652	1.880%, 12/01/35(a)	78,019

3,639	1.942%, 01/01/26(a)	3,749

89,861	1.980%, 02/01/36(a)	95,591

79,810	1.986%, 12/01/35(a)	84,665

20,575	2.014%, 10/01/28(a)	21,741

84,677	2.067%, 01/01/37(a)	90,192

99,570	2.100%, 08/01/33(a)	105,071

9,987	2.211%, 03/01/19(a)	10,231

10,147	2.224%, 11/01/26(a)	10,655

39,351	2.244%, 09/01/28(a)	41,936

3,888	2.250%, 11/01/22(a)	3,928

36,658	2.250%, 04/01/18(a)	38,303

2,739	2.250%, 10/01/22(a)	2,920

2,844	2.261%, 09/01/30(a)	3,041

5,283	2.286%, 09/01/27(a)	5,668

85,062	2.288%, 07/01/30(a)	90,869

4,964	2.307%, 12/01/27(a)	5,290

11,331	2.326%, 09/01/36(a)	12,048

21,569	2.343%, 02/01/35(a)	22,216

5,936	2.343%, 12/01/27(a)	6,326

4,446	2.350%, 10/01/32(a)	4,494

7,369	2.355%, 10/01/31(a)	7,426

26,635	2.369%, 11/01/28(a)	28,342

9,345	2.373%, 02/01/32(a)	9,858

55,052	2.375%, 08/01/35(a)	58,667

Principal Amount		Value (Note 2)

$ 11,394	2.375%, 04/01/32(a)	$11,686

13,921	2.375%, 08/01/32(a)	14,814

18,970	2.386%, 07/01/31(a)	20,313

15,455	2.393%, 05/01/33(a)	16,433

8,307	2.410%, 03/01/33(a)	8,565

15,987	2.414%, 02/01/34(a)	16,763

30,506	2.421%, 05/01/36(a)	32,692

944	2.433%, 03/01/24(a)	948

19,044	2.443%, 02/01/35(a)	19,354

4,848	2.453%, 01/01/24(a)	4,975

14,211	2.475%, 06/01/35(a)	14,273

129,060	2.487%, 03/01/32(a)	138,221

18,934	2.502%, 06/01/37(a)	20,241

13,850	2.504%, 09/01/30(a)	14,826

9,775	2.511%, 05/01/35(a)	10,396

11,041	2.528%, 01/01/37(a)	11,709

33,752	2.625%, 02/01/33(a)	35,710

1,891	2.815%, 06/01/19(a)	1,897

6,994	2.833%, 02/01/31(a)	7,483

41,854	2.882%, 01/01/29(a)	44,600

52,761	5.628%, 11/01/30(a)	55,323

53,751	FHLMC, Gold 1.828%, 07/01/29(a)	56,622

5,392	2.125%, 07/01/19(a)	5,555

1,024	2.200%, 03/01/17(a)	1,020

31,705	2.250%, 10/01/26(a)	33,646

13,224	2.270%, 01/01/31(a)	13,342

2,552	2.276%, 12/01/22(a)	2,637

17,084	2.379%, 09/01/30(a)	18,196

3,397	2.482%, 01/01/28(a)	3,639

24,945	2.491%, 10/01/20(a)	26,147

4,885	5.494%, 08/01/24(a)	5,235

		1,523,480

See Notes to Financial Statements	61	December 31, 2013

Portfolio of Investments (Note 11)

Forward Total MarketPlus Fund

Principal Amount		Value (Note 2)

Federal National Mortgage Association (FNMA): 8.91%

$ 3,757	FNMA 1.250%, 06/01/21(a)	$3,770

7,436	1.532%, 09/01/33(a)	7,724

28,608	1.539%, 01/01/31(a)	29,791

162,070	1.544%, 06/01/40(a)	168,922

47,222	1.544%, 11/01/40(a)	49,153

7,030	1.544%, 07/01/40(a)	7,336

13,935	1.607%, 03/01/28(a)	14,490

6,824	1.647%, 11/01/33(a)	7,142

16,086	1.662%, 09/01/27(a)	16,812

13,682	1.672%, 11/01/33(a)	14,323

7,946	1.719%, 12/01/24(a)	8,107

15,842	1.731%, 05/01/32(a)	16,494

51,535	1.750%, 10/01/34(a)	54,487

19,456	1.786%, 08/01/33(a)	20,261

9,462	1.863%, 01/01/20(a)	9,854

48,553	1.865%, 05/01/36(a)	50,436

38,448	1.880%, 01/01/35(a)	40,009

42,351	1.880%, 11/01/35(a)	45,004

121,567	1.885%, 02/01/33(a)	127,440

21,660	1.889%, 01/01/23(a)	22,846

17,193	1.892%, 11/01/33(a)	17,969

24,221	1.898%, 01/01/35(a)	25,651

25,361	1.901%, 04/01/36(a)	26,900

99,731	1.925%, 11/01/34(a)	104,339

66,861	1.925%, 05/01/33(a)	69,924

36,665	1.925%, 05/01/35(a)	38,835

26,530	1.925%, 03/01/36(a)	28,154

10,985	1.925%, 04/01/36(a)	11,662

86,809	1.939%, 05/01/29(a)	87,222

66,883	1.940%, 06/01/35(a)	70,925

49,194	1.945%, 11/01/35(a)	52,211

7,783	1.977%, 04/01/18(a)	8,167

52,894	2.034%, 04/01/36(a)	55,750

176,884	2.035%, 06/01/35(a)	184,072

10,058	2.048%, 10/01/35(a)	10,605

Principal Amount		Value (Note 2)

$ 8,050	2.066%, 08/01/29(a)	$8,499

348,088	2.079%, 11/01/35(a)	364,141

38,263	2.103%, 02/01/25(a)	40,425

54,536	2.106%, 12/01/32(a)	55,917

126,420	2.115%, 12/01/34(a)	134,324

44,437	2.120%, 02/01/35(a)	46,874

29,992	2.123%, 10/01/32(a)	31,792

5,476	2.125%, 11/01/17(a)	5,790

84,924	2.133%, 04/01/34(a)	86,078

107,476	2.145%, 11/01/34(a)	113,526

7,023	2.155%, 04/01/18(a)	7,039

6,880	2.184%, 01/01/25(a)	7,189

113,080	2.210%, 07/01/34(a)	119,598

24,922	2.221%, 12/01/35(a)	25,722

2,856	2.250%, 09/01/17(a)	2,870

33,253	2.250%, 10/01/17(a)	33,410

6,354	2.251%, 05/01/32(a)	6,596

10,471	2.259%, 12/01/32(a)	10,615

67,742	2.265%, 07/01/35(a)	71,795

37,576	2.267%, 04/01/40(a)	40,019

38,635	2.272%, 07/01/33(a)	41,140

38,454	2.277%, 11/01/34(a)	40,599

4,952	2.279%, 07/01/29(a)	5,022

11,520	2.319%, 06/01/32(a)	12,287

31,120	2.328%, 01/01/33(a)	32,733

9,705	2.341%, 07/01/34(a)	10,489

45,368	2.357%, 03/01/38(a)	48,250

47,782	2.360%, 07/01/33(a)	48,046

114,829	2.367%, 02/01/37(a)	122,274

4,366	2.372%, 05/01/33(a)	4,661

50,807	2.375%, 04/01/32(a)	51,398

12,785	2.386%, 04/01/33(a)	13,594

6,025	2.386%, 04/01/33(a)	6,408

87,682	2.393%, 02/01/33(a)	89,430

13,355	2.405%, 12/01/32(a)	14,151

28,339	2.444%, 04/01/33(a)	30,280

December 31, 2013	62	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Total MarketPlus Fund

Principal Amount		Value (Note 2)

Federal National Mortgage Association (FNMA) (continued): 8.91%

$ 73,833	2.460%, 07/01/28(a)	$78,898

14,800	2.477%, 09/01/33(a)	15,867

42,564	2.480%, 01/01/33(a)	45,094

11,201	2.493%, 07/01/28(a)	11,981

44,408	2.494%, 02/01/35(a)	47,062

15,165	2.500%, 03/01/35(a)	16,143

13,018	2.545%, 09/01/39(a)	13,911

37,323	2.565%, 03/01/35(a)	39,712

46,775	2.574%, 01/01/28(a)	50,161

31,223	2.658%, 12/01/30(a)	33,408

6,066	3.047%, 04/01/33(a)	6,457

2,922	3.856%, 10/01/27(a)	2,910

1,428	4.159%, 02/01/18(a)	1,417

		3,652,789

	Total Agency Pass-Through Securities (Cost $5,038,273)	5,176,269

	Total Investments: 52.74% (Cost $21,521,349)	21,614,083

	Net Other Assets and Liabilities: 47.26%	19,361,393

	Net Assets: 100.00%	$40,975,476

Percentages are stated as a percent of net assets.

(a) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2013.

Total Return Swap Contracts

Counter Party	Reference Entry/Obligation	Fund Pays	Fund Receives	Termination Date	Notional Amount	Net Unrealized Gain
Bank of America Merrill Lynch	Russell 3000 Total Return Index	43 Bps	Total Return	01/03/14	$5,549,571	$188,951
Goldman Sachs	Russell 3000 Total Return Index	1-month LIBOR plus 29 Bps	Total Return	02/06/14	27,830,756	7,102,871
Total of Total Return Swap Contracts					$33,380,327	$7,291,822

Investment Abbreviations:

Bps — Basis Points

ETF — Exchange-Traded Fund

LIBOR — London Interbank Offered Rate

See Notes to Financial Statements	63	December 31, 2013

Portfolio of Investments (Note 11)

Forward U.S. Government Money Fund

Principal Amount		Value (Note 2)

U.S. Agency Bonds: 7.18%
Federal Farm Credit Bank (FFCB): 3.91%

$3,000,000	Federal Farm Credit Bank, Variable Rate 0.185%, 01/18/14, 04/18/16(a)	$3,000,000

Federal Home Loan Bank (FHLB): 3.27%

700,000	Federal Home Loan Bank 3.250%, 09/12/14	714,777

500,000	Federal Home Loan Bank 4.625%, 09/12/14	515,280

225,000	Federal Home Loan Bank 4.875%, 06/13/14	229,687

790,000	Federal Home Loan Bank 5.250%, 06/18/14	808,330

235,000	Federal Home Loan Bank 5.250%, 09/12/14	243,195

		2,511,269

	Total U.S. Agency Bonds (Cost $5,511,269)	5,511,269

Other Commercial Paper: 6.51%
Short-Term Securities: 6.51%

5,000,000	Commonwealth Bank of Australia, Variable Rate 0.240%, 01/23/14, 10/17/14(a)(b)(c)	5,000,225

	Total Other Commercial Paper (Cost $5,000,225)	5,000,225

Repurchase Agreements: 83.39%
11,000,000	G.X. Clarke & Co., 0.130%, dated 12/31/13 and maturing 01/02/14 with a repurchase amount of $11,000,079, collateralized by several FNMA Securities with rates ranging from 0.500% to 4.000% and with maturity dates ranging from 01/29/16 to 09/20/27 with a collateral value of $11,222,538.	11,000,000

17,000,000	G.X. Clarke & Co., 0.200%, dated 12/31/13 and maturing 01/02/14 with a repurchase amount of $17,000,189, collateralized by several FHLMC and FNMA Securities with rates ranging from 0.500% to 1.000% and with maturity dates ranging from 08/20/14 to 03/08/17 with a collateral value of $17,344,010.	17,000,000

Principal Amount		Value (Note 2)

$18,000,000	G.X. Clarke & Co., 0.300%, dated 12/31/13 and maturing 01/03/14 with a repurchase amount of $18,000,450, collateralized by several FFCB and FNMA Securities with rates ranging from 0.350% to 7.250% and with maturity dates ranging from 05/15/14 to 11/15/30 with a collateral value of $18,363,090.	$18,000,000

18,000,000	G.X. Clarke & Co., 0.300%, dated 12/31/13 and maturing 01/07/14 with a repurchase amount of $18,001,050, collateralized by several FHLMC and FNMA Securities with rates ranging from 0.350% to 5.125% and with maturity dates ranging from 03/18/15 to 05/30/19 with a collateral value of $18,360,558.	18,000,000

	Total Repurchase Agreements (Cost $64,000,000)	64,000,000

	Total Investments: 97.08% (Cost $74,511,494)	74,511,494

	Net Other Assets and Liabilities: 2.92%	2,237,406

	Net Assets: 100.00%	$76,748,900

Percentages are stated as a percent of net assets.

(a) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2013. The first maturity date shown is the next interest rate change date. The second maturity date shown is the final legal maturity.

(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $5,000,225, representing 6.51% of net assets.

(c) Rate shown represents the bond equivalent yield to maturity at date of purchase.

Investment Abbreviations:

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

December 31, 2013	64	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Balanced Allocation Fund

Shares		Allocation	Value (Note 2)

Affiliated Investment Companies: 99.61%

97,129	Forward Commodity Long/Short Strategy Fund — Class Z(a)	6.82%	$2,056,222

387,086	Forward EM Corporate Debt Fund — Institutional Class(a)	12.00%	3,619,252

77,615	Forward Frontier Strategy Fund — Class Z	3.08%	928,271

216,043	Forward High Yield Bond Fund — Class Z	7.39%	2,227,402

603,081	Forward International Dividend Fund — Institutional Class(a)	16.34%	4,927,169

30,727	Forward International Real Estate Fund — Institutional Class(a)	1.59%	479,650

539,206	Forward Investment Grade Fixed-Income Fund — Class Z	19.63%	5,920,481

75,485	Forward Managed Futures Strategy Fund — Class Z(a)	5.12%	1,542,153

29,025	Forward Real Estate Fund — Institutional Class(a)	1.26%	379,068

134,704	Forward Select EM Dividend Fund — Institutional Class(a)	10.03%	3,022,755

58,099	Forward Select Opportunity Fund — Institutional Class(a)	5.02%	1,514,069

91,087	Forward Total MarketPlus Fund — Class Z	11.33%	3,415,768

	Total Affiliated Investment Companies (Cost $28,561,255)		30,032,260

	Total Investments: 99.61% (Cost $28,561,255)		30,032,260

	Net Other Assets and Liabilities: 0.39%		116,238

	Net Assets: 100.00%		$30,148,498

Percentages are stated as a percent of net assets.

(a) Forward Commodity Long/Short Strategy Fund, Forward EM Corporate Debt Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward Managed Futures Strategy Fund, Forward Real Estate Fund, Forward Select EM Dividend Fund and Forward Select Opportunity Fund’s December 31, 2013 Annual Report may be obtained at www.forwardinvesting.com.

See Notes to Financial Statements	65	December 31, 2013

Portfolio of Investments (Note 11)

Forward Growth & Income Allocation Fund

Shares		Allocation	Value (Note 2)

Affiliated Investment Companies: 99.96%
116,959	Forward Commodity Long/Short Strategy Fund — Class Z(a)	7.08%	$2,476,030

285,734	Forward EM Corporate Debt Fund — Institutional Class(a)	7.64%	2,671,611

122,984	Forward Frontier Strategy Fund — Class Z	4.20%	1,470,889

158,289	Forward High Yield Bond Fund — Class Z	4.66%	1,631,958

943,002	Forward International Dividend Fund — Institutional Class(a)	22.02%	7,704,328

35,884	Forward International Real Estate Fund — Institutional Class(a)	1.60%	560,146

394,549	Forward Investment Grade Fixed-Income Fund — Class Z	12.38%	4,332,151

86,658	Forward Managed Futures Strategy Fund — Class Z(a)	5.06%	1,770,429

32,814	Forward Real Estate Fund — Institutional Class(a)	1.22%	428,551

217,101	Forward Select EM Dividend Fund — Institutional Class(a)	13.93%	4,871,742

67,631	Forward Select Opportunity Fund — Institutional Class(a)	5.04%	1,762,451

141,047	Forward Total MarketPlus Fund — Class Z	15.13%	5,289,246

	Total Affiliated Investment Companies (Cost $33,228,908)		34,969,532

	Total Investments: 99.96% (Cost $33,228,908)		34,969,532

	Net Other Assets and Liabilities: 0.04%		15,497

	Net Assets: 100.00%		$34,985,029

Percentages are stated as a percent of net assets.

(a) Forward Commodity Long/Short Strategy Fund, Forward EM Corporate Debt Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward Managed Futures Strategy Fund, Forward Real Estate Fund, Forward Select EM Dividend Fund and Forward Select Opportunity Fund’s December 31, 2013 Annual Report may be obtained at www.forwardinvesting.com.

December 31, 2013	66	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Growth Allocation Fund

Shares		Allocation	Value (Note 2)

Affiliated Investment Companies: 99.54%

49,387	Forward Commodity Long/Short Strategy Fund — Class Z(a)	2.46%	$1,045,529

207,237	Forward EM Corporate Debt Fund — Institutional Class(a)	4.56%	1,937,668

177,058	Forward Frontier Strategy Fund — Class Z	4.99%	2,117,611

111,828	Forward High Yield Bond Fund — Class Z	2.72%	1,152,942

1,348,523	Forward International Dividend Fund — Institutional Class(a)	25.95%	11,017,431

105,111	Forward International Real Estate Fund — Institutional Class(a)	3.86%	1,640,782

278,949	Forward Investment Grade Fixed-Income Fund — Class Z	7.21%	3,062,859

105,083	Forward Managed Futures Strategy Fund — Class Z(a)	5.06%	2,146,842

110,527	Forward Real Estate Fund — Institutional Class(a)	3.40%	1,443,488

309,535	Forward Select EM Dividend Fund — Institutional Class(a)	16.36%	6,945,965

83,645	Forward Select Opportunity Fund — Institutional Class(a)	5.13%	2,179,801

202,137	Forward Total MarketPlus Fund — Class Z	17.84%	7,580,147

	Total Affiliated Investment Companies (Cost $40,138,749)		42,271,065

	Total Investments: 99.54% (Cost $40,138,749)		42,271,065

	Net Other Assets and Liabilities: 0.46%		194,558

	Net Assets: 100.00%		$42,465,623

Percentages are stated as a percent of net assets.

(a) Forward Commodity Long/Short Strategy Fund, Forward EM Corporate Debt Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward Managed Futures Strategy Fund, Forward Real Estate Fund, Forward Select EM Dividend Fund and Forward Select Opportunity Fund’s December 31, 2013 Annual Report may be obtained at www.forwardinvesting.com.

See Notes to Financial Statements	67	December 31, 2013

Portfolio of Investments (Note 11)

Forward Income & Growth Allocation Fund

Shares		Allocation	Value (Note 2)

Affiliated Investment Companies: 99.99%

44,997	Forward Commodity Long/Short Strategy Fund — Class Z(a)	5.34%	$952,576

319,899	Forward EM Corporate Debt Fund — Institutional Class(a)	16.76%	2,991,052

102,052	Forward Emerging Markets Fund — Institutional Class(a)	6.13%	1,093,998

27,260	Forward Frontier Strategy Fund — Class Z	1.83%	326,028

184,355	Forward High Yield Bond Fund — Class Z	10.65%	1,900,704

219,148	Forward International Dividend Fund — Institutional Class(a)	10.03%	1,790,443

27,549	Forward International Real Estate Fund — Institutional Class(a)	2.41%	430,047

446,408	Forward Investment Grade Fixed-Income Fund — Class Z	27.46%	4,901,560

44,948	Forward Managed Futures Strategy Fund — Class Z(a)	5.15%	918,283

30,455	Forward Real Estate Fund — Institutional Class(a)	2.23%	397,742

35,115	Forward Select Opportunity Fund — Institutional Class(a)	5.13%	915,094

32,682	Forward Total MarketPlus Fund — Class Z	6.87%	1,225,582

	Total Affiliated Investment Companies (Cost $16,890,648)		17,843,109

	Total Investments: 99.99% (Cost $16,890,648)		17,843,109

	Net Other Assets and Liabilities: 0.01%		2,663

	Net Assets: 100.00%		$17,845,772

Percentages are stated as a percent of net assets.

(a) Forward Commodity Long/Short Strategy Fund, Forward EM Corporate Debt Fund, Forward Emerging Markets Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward Managed Futures Strategy Fund, Forward Real Estate Fund and Forward Select Opportunity Fund’s December 31, 2013 Annual Report may be obtained at www.forwardinvesting.com.

December 31, 2013	68	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Income Builder Fund

Shares		Allocation	Value (Note 2)

Affiliated Investment Companies: 97.27%

523,927	Forward EM Corporate Debt Fund — Institutional Class(a)	24.22%	$4,898,713

476,157	Forward High Yield Bond Fund — Class Z	24.28%	4,909,184

609,254	Forward International Dividend Fund — Institutional Class(a)	24.61%	4,977,604

207,641	Forward Select Income Fund — Institutional Class(a)	24.16%	4,885,796

	Total Affiliated Investment Companies (Cost $19,356,473)		19,671,297

	Total Investments: 97.27% (Cost $19,356,473)		19,671,297

	Net Other Assets and Liabilities: 2.73%		551,908

	Net Assets: 100.00%		$20,223,205

Percentages are stated as a percent of net assets.

(a) Forward EM Corporate Debt Fund, Forward International Dividend Fund and Forward Select Income Fund’s December 31, 2013 Annual Report may be obtained at www.forwardinvesting.com.

See Notes to Financial Statements	69	December 31, 2013

Portfolio of Investments (Note 11)

Forward Multi-Strategy Fund

Shares		Allocation	Value (Note 2)

Affiliated Investment Companies: 99.42%

4,460	Forward Commodity Long/Short Strategy Fund — Class Z(a)	0.51%	$94,410

68,259	Forward Dynamic Income Fund — Institutional Class(a)	9.27%	1,701,700

270,796	Forward Emerging Markets Fund — Institutional Class(a)	15.82%	2,902,931

52,930	Forward Endurance Long/Short Fund — Institutional Class(a)	8.49%	1,559,847

118,386	Forward Frontier Strategy Fund — Class Z	7.71%	1,415,901

21,724	Forward Global Infrastructure Fund — Institutional Class(a)	2.76%	506,613

296,473	Forward International Dividend Fund — Institutional Class(a)	13.19%	2,422,184

19,116	Forward International Real Estate Fund — Institutional Class(a)	1.62%	298,397

26,921	Forward International Small Companies Fund — Institutional Class(a)	2.55%	467,885

27,302	Forward Managed Futures Strategy Fund — Class Z(a)	3.04%	557,784

69,445	Forward Real Estate Long/Short Fund — Institutional Class(a)	10.63%	1,952,793

31,086	Forward Select Income Fund — Institutional Class(a)	3.98%	731,453

50,660	Forward Select Opportunity Fund — Institutional Class(a)	7.19%	1,320,205

Shares	Allocation		Value (Note 2)

89,869	Forward Tactical Enhanced Fund — Institutional Class(a)	12.66%	$2,325,812

	Total Affiliated Investment Companies (Cost $17,809,636)		18,257,915

	Total Investments: 99.42% (Cost $17,809,636)		18,257,915

	Net Other Assets and Liabilities: 0.58%		106,778

	Net Assets: 100.00%		$18,364,693

Percentages are stated as a percent of net assets.

(a) Forward Commodity Long/Short Strategy Fund, Forward Dynamic Income Fund, Forward Emerging Markets Fund, Forward Endurance Long/Short Fund, Forward Global Infrastructure Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward International Small Companies Fund, Forward Managed Futures Strategy Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund and Forward Tactical Enhanced Fund’s December 31, 2013 Annual Report may be obtained at www.forwardinvesting.com.

December 31, 2013	70	See Notes to Financial Statements

Statement of Assets and Liabilities

	Forward Frontier Strategy Fund	Forward High Yield Bond Fund	Forward Investment Grade Fixed-Income Fund
Assets:
Investments, at value	$74,892,368	$147,989,823	$24,955,334
Cash	18,245,667	3,516,416	174,258
TBA purchase commitments, at value (Cost Payable $0, $0 and $1,948,125, respectively)	0	0	1,939,609
Deposit with broker for futures and written option contracts	0	0	81,000
Unrealized gain on swap contracts	10,053,410	0	0
Receivable for swap contract payments	1,722,582	0	0
Receivable for investments sold	18,737	435,148	1,909,750
Receivable for shares sold	363,947	303,043	119,645
Interest and dividends receivable	33,318	2,468,439	192,312
Other assets	7,913	15,976	11,269

Total Assets	105,337,942	154,728,845	29,383,177

Liabilities:
Options written, at value (Premiums received $0, $0 and $11,585, respectively)	0	0	11,438
Variation margin payable	0	0	5,227
Payable TBA sale commitments, at value (Proceeds receivable $0, $0 and $956,563, respectively)	0	0	949,609
Payable for investments purchased	0	55,275	1,948,125
Payable for shares redeemed	24,744	251,428	3,645
Payable to advisor	49,226	32,835	5,693
Payable to sub-advisor	0	32,835	5,693
Payable for distribution and service fees	9,886	35,115	1,225
Payable to trustees	43	83	18
Payable for chief compliance officer fee	563	819	144
Payable for legal and audit fees	23,184	20,330	16,640
Accrued expenses and other liabilities	30,992	34,718	353,643

Total Liabilities	138,638	463,438	3,301,100

Net Assets	$105,199,304	$154,265,407	$26,082,077

Net Assets Consist of:
Paid-in capital (Note 7)	$93,857,739	$150,960,814	$42,081,899
Accumulated net investment income	0	10,293	14
Accumulated net realized gain/(loss) on investments, futures contracts and swap contracts	1,238,100	(460,241)	(8,980,271)
Net unrealized appreciation/(depreciation) on investments, written option contracts, futures contracts and swap contracts	10,103,465	3,754,541	(7,019,565)

Total Net Assets	$105,199,304	$154,265,407	$26,082,077

Investments, at Cost	$74,842,313	$144,235,282	$31,899,806

Pricing of Shares
Investor Class:
Net Asset Value, offering and redemption price per share	$11.91	$10.35	$10.85	(a)
Net Assets	$6,576,046	$61,903,374	$1,297,652
Shares of beneficial interest outstanding	552,035	5,979,702	119,596
Institutional Class:
Net Asset Value, offering and redemption price per share	$11.94	$10.32	$10.86	(a)
Net Assets	$91,258,821	$79,282,735	$6,793,960
Shares of beneficial interest outstanding	7,643,596	7,680,353	625,501

See Notes to Financial Statements	71	December 31, 2013

Statement of Assets and Liabilities

	Forward Frontier Strategy Fund (continued)	Forward High Yield Bond Fund (continued)	Forward Investment Grade Fixed-Income Fund (continued)
Class C:
Net Asset Value, offering and redemption price per share	—	$10.32	—
Net Assets	—	$1,258,284	—
Shares of beneficial interest outstanding	—	121,875	—
Advisor Class:
Net Asset Value, offering and redemption price per share	$11.94	—	—
Net Assets	$1,105,320	—	—
Shares of beneficial interest outstanding	92,547	—	—
Class Z:
Net Asset Value, offering and redemption price per share	$11.96	$10.31	$10.84	(a)
Net Assets	$6,259,117	$11,821,014	$17,990,465
Shares of beneficial interest outstanding	523,303	1,146,672	1,659,112

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes may differ from the net asset value for shareholder transactions.

December 31, 2013	72	See Notes to Financial Statements

Statement of Assets and Liabilities

	Forward Total MarketPlus Fund	Forward U.S. Government Money Fund
Assets:
Investments, at value	$21,614,083	$10,511,494
Repurchase agreements, at value	0	64,000,000
Cash	12,013,163	2,228,621
Unrealized gain on swap contracts	7,291,822	0
Receivable for swap contract payments	139,937	0
Receivable for investments sold	19,344	0
Receivable for shares sold	80	0
Interest and dividends receivable	7,333	21,808
Other assets	10,250	17,137

Total Assets	41,096,012	76,779,060

Liabilities:
Payable for shares redeemed	66,408	0
Payable for fund distribution	0	626
Payable to advisor	16,378	284
Payable for distribution and service fees	3,038	204
Payable to trustees	21	325
Payable for chief compliance officer fee	218	397
Payable for legal and audit fees	21,885	14,451
Accrued expenses and other liabilities	12,588	13,873

Total Liabilities	120,536	30,160

Net Assets	$40,975,476	$76,748,900

Net Assets Consist of:
Paid-in capital (Note 7)	$39,010,899	$76,750,076
Accumulated net realized loss on investments and swap contracts	(5,419,979)	(1,176)
Net unrealized appreciation on investments and swap contracts	7,384,556	0

Total Net Assets	$40,975,476	$76,748,900

Investments, at Cost	$21,521,349	$10,511,494

Repurchase Agreements, at Cost	$0	$64,000,000

Pricing of Shares
Investor Class:
Net Asset Value, offering and redemption price per share	$34.98	$1.00
Net Assets	$1,828,499	$1,065,728
Shares of beneficial interest outstanding	52,280	1,065,010
Institutional Class:
Net Asset Value, offering and redemption price per share	$37.39	$1.00
Net Assets	$21,635,741	$69,134,966
Shares of beneficial interest outstanding	578,670	69,137,209

See Notes to Financial Statements	73	December 31, 2013

Statement of Assets and Liabilities

	Forward Total MarketPlus Fund (continued)	Forward U.S. Government Money Fund (continued)
Class A:
Net Asset Value, offering and redemption price per share	—	$1.00
Net Assets	—	$1,529,570
Shares of beneficial interest outstanding	—	1,529,891
Class C:
Net Asset Value, offering and redemption price per share	—	$1.00
Net Assets	—	$2,397,833
Shares of beneficial interest outstanding	—	2,397,946
Class Z:
Net Asset Value, offering and redemption price per share	$37.50	$1.00
Net Assets	$17,511,236	$2,620,803
Shares of beneficial interest outstanding	466,953	2,621,051

December 31, 2013	74	See Notes to Financial Statements

Statement of Assets and Liabilities

	Forward Balanced Allocation Fund	Forward Growth & Income Allocation Fund	Forward Growth Allocation Fund
Assets:
Investments in affiliates, at value	$30,032,260	$34,969,532	$42,271,065
Cash	206,780	100,701	199,802
Receivable for shares sold	15,578	4,344	37,316
Other assets	18,847	18,936	18,200

Total Assets	30,273,465	35,093,513	42,526,383

Liabilities:
Payable for shares redeemed	101,158	76,751	26,317
Payable for distribution and service fees	8,802	14,087	14,837
Payable for chief compliance officer fee	160	186	226
Payable for legal and audit fees	9,044	9,105	9,088
Accrued expenses and other liabilities	5,803	8,355	10,292

Total Liabilities	124,967	108,484	60,760

Net Assets	$30,148,498	$34,985,029	$42,465,623

Net Assets Consist of:
Paid-in capital (Note 7)	$32,209,108	$39,107,940	$48,096,180
Accumulated net investment income	21,497	41,918	47,791
Accumulated net realized loss on investments	(3,553,112)	(5,905,453)	(7,810,664)
Net unrealized appreciation on investments	1,471,005	1,740,624	2,132,316

Total Net Assets	$30,148,498	$34,985,029	$42,465,623

Investments in Affiliates, at Cost	$28,561,255	$33,228,908	$40,138,749

Pricing of Shares
Investor Class:
Net Asset Value, offering and redemption price per share	$15.33	$15.74	$14.91
Net Assets	$2,609,663	$3,881,166	$3,323,432
Shares of beneficial interest outstanding	170,287	246,578	222,925
Institutional Class:
Net Asset Value, offering and redemption price per share	$15.34	$15.76	$14.91
Net Assets	$16,013,838	$11,457,726	$18,203,056
Shares of beneficial interest outstanding	1,043,858	727,196	1,220,662
Class A:
Net Asset Value, offering and redemption price per share	$15.32	$15.71	$14.90
Net Assets	$4,885,545	$9,261,620	$10,057,753
Shares of beneficial interest outstanding	318,894	589,591	674,874
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$16.25	$16.67	$15.81
Class C:
Net Asset Value, offering and redemption price per share	$15.30	$15.71	$14.78
Net Assets	$6,639,452	$10,384,517	$10,881,382
Shares of beneficial interest outstanding	433,881	661,167	736,335

See Notes to Financial Statements	75	December 31, 2013

Statement of Assets and Liabilities

	Forward Income & Growth Allocation Fund		Forward Income Builder Fund		Forward Multi-Strategy Fund
Assets:
Investments in affiliates, at value	$17,843,109		$19,671,297		$18,257,915
Cash	85,927		576,172		118,153
Receivable for shares sold	6,936		22,100		12,440
Other assets	18,022		17,750		17,205

Total Assets	17,953,994		20,287,319		18,405,713

Liabilities:
Payable for shares redeemed	91,827		40,424		20,409
Payable to advisor	0		1,557		0
Payable for distribution and service fees	3,015		7,513		5,155
Payable for chief compliance officer fee	98		107		98
Payable for legal and audit fees	8,850		8,829		8,767
Accrued expenses and other liabilities	4,432		5,684		6,591

Total Liabilities	108,222		64,114		41,020

Net Assets	$17,845,772		$20,223,205		$18,364,693

Net Assets Consist of:
Paid-in capital (Note 7)	$16,772,590		$19,941,289		$21,690,347
Accumulated net investment income	10,548		0		34,354
Accumulated net realized gain/(loss) on investments	110,173		(32,908)		(3,808,287)
Net unrealized appreciation on investments	952,461		314,824		448,279

Total Net Assets	$17,845,772		$20,223,205		$18,364,693

Investments in Affiliates, at Cost	$16,890,648		$19,356,473		$17,809,636

Pricing of Shares
Investor Class:
Net Asset Value, offering and redemption price per share	$14.21		$15.34		$14.45
Net Assets	$660,537		$1,867,036		$1,928,415
Shares of beneficial interest outstanding	46,477		121,735		133,437
Institutional Class:
Net Asset Value, offering and redemption price per share	$14.21		$15.36		$14.96
Net Assets	$14,173,151		$8,568,065		$10,489,980
Shares of beneficial interest outstanding	997,689		557,956		701,199
Class A:
Net Asset Value, offering and redemption price per share	$14.20		$15.35		$14.74
Net Assets	$997,382		$2,816,754		$3,517,868
Shares of beneficial interest outstanding	70,240		183,535		238,636
Maximum offering price per share	$15.07	(a)	$15.95	(b)	$15.64	(a)
Class C:
Net Asset Value, offering and redemption price per share	$14.16		$15.29		$14.06
Net Assets	$2,014,702		$6,971,350		$2,428,430
Shares of beneficial interest outstanding	142,317		455,833		172,700

(a) Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)

(b) Maximum offering price per share (NAV/0.9625, based on maximum sales charge of 3.75% of the offering price)

December 31, 2013	76	See Notes to Financial Statements

Statement of Operations

For the Year Ended December 31, 2013

	Forward Frontier Strategy Fund	Forward High Yield Bond Fund	Forward Investment Grade Fixed-Income Fund
Investment Income:
Interest	$590,700	$9,934,315	$455,933
Dividends	22,977	—	—
Foreign taxes withheld	(1,740)	—	—

Total Investment Income	611,937	9,934,315	455,933

Expenses:
Investment advisory fee	740,285	378,028	86,328
Investment sub-advisory fee	—	378,028	86,328
Administration fee	62,342	87,792	34,255
Custodian fee	3,023	8,350	8,494
Legal and audit fees	46,540	48,900	54,253
Transfer agent fee	35,413	40,196	14,169
Trustees’ fees and expenses	10,257	17,802	3,683
Registration/filing fees	32,930	66,866	29,408
Reports to shareholder and printing fees	31,932	30,897	7,245
Distribution and service fees
Investor Class	16,609	289,598	13,180
Institutional Class	76,150	82,757	9,585
Class C	—	12,942	—
Advisor Class	498	—	—
Chief compliance officer fee	4,922	8,502	1,881
ReFlow fees (Note 2)	6,170	—	—
Other	15,271	12,421	4,705

Total expenses before waiver	1,082,342	1,463,079	353,514
Less fees waived/reimbursed by investment advisor (Note 3)	(165,787)	0	0

Total Net Expenses	916,555	1,463,079	353,514

Net Investment Income/(Loss):	(304,618)	8,471,236	102,419

Net realized gain on investments	33,126	1,841,998	703,004
Net realized gain on futures contracts	0	0	186,137
Net realized gain on swap contracts	8,185,458	0	0
Net change in unrealized depreciation on investments	(36,521)	(992,026)	(2,298,095)
Net change in unrealized appreciation on written option contracts	0	0	147
Net change in unrealized depreciation on futures contracts	0	0	(67,030)
Net change in unrealized appreciation on swap contracts	9,307,259	0	0

Net Realized and Unrealized Gain/(Loss) on Investments, Written Option Contracts, Futures Contracts and Swap Contracts	17,489,322	849,972	(1,475,837)

Net Increase/(Decrease) in Net Assets Resulting From Operations	$17,184,704	$9,321,208	$(1,373,418)

See Notes to Financial Statements	77	December 31, 2013

Statement of Operations

For the Year Ended December 31, 2013

	Forward Total MarketPlus Fund	Forward U.S. Government Money Fund
Investment Income:
Interest	$100,906	$229,808
Dividends	175,881	—

Total Investment Income	276,787	229,808

Expenses:
Investment advisory fee	195,812	70,455
Administration fee	40,707	64,169
Custodian fee	973	—
Legal and audit fees	42,801	34,742
Transfer agent fee	19,685	24,932
Trustees’ fees and expenses	4,416	7,868
Registration/filing fees	30,270	43,769
Reports to shareholder and printing fees	15,143	9,107
Distribution and service fees
Investor Class	8,371	6,796
Institutional Class	22,255	—
Class A	—	4,667
Class C	—	29,560
Administrative services fees—Investor Class, Institutional Class, Class A and Class C	—	215,152
Chief compliance officer fee	2,186	4,834
ReFlow fees (Note 2)	411	—
Other	4,850	8,923

Total expenses before waiver	387,880	524,974
Less fees waived/reimbursed by investment advisor (Note 3)	(63,537)	(48,195)
Distribution and service fees
Investor Class	—	(6,796)
Class A	—	(4,667)
Class C	—	(29,560)
Administrative services fees—Investor Class, Institutional Class, Class A and Class C	—	(215,152)

Total Net Expenses	324,343	220,604

Net Investment Income/(Loss):	(47,556)	9,204

Net realized loss on investments	(180,392)	(831)
Net realized gain on swap contracts	7,771,695	0
Long-term capital gain distributions from other investment companies	16,602	0
Net change in unrealized depreciation on investments	(32,871)	0
Net change in unrealized appreciation on swap contracts	3,129,620	0

Net Realized and Unrealized Gain/(Loss) on Investments and Swap Contracts	10,704,654	(831)

Net Increase in Net Assets Resulting From Operations	$10,657,098	$8,373

December 31, 2013	78	See Notes to Financial Statements

Statement of Operations

For the Year Ended December 31, 2013

	Forward Balanced Allocation Fund	Forward Growth & Income Allocation Fund	Forward Growth Allocation Fund
Investment Income:
Interest	$1,473	$1,097	$844
Dividends from affiliated investment company shares	1,334,824	1,523,696	1,581,599

Total Investment Income	1,336,297	1,524,793	1,582,443

Expenses:
Investment advisory fee	36,248	41,976	41,645
Administration fee	15,690	16,844	16,780
Custodian fee	167	265	208
Legal and audit fees	21,248	21,394	21,276
Transfer agent fee	10,425	23,541	26,528
Registration/filing fees	38,838	40,758	38,219
Reports to shareholder and printing fees	5,847	6,988	8,094
Distribution and service fees
Investor Class	16,360	21,242	18,636
Class A	19,157	38,916	36,609
Class C	78,595	125,762	124,116
Chief compliance officer fee	2,011	2,331	2,322
Other	4,506	4,940	4,836

Total expenses before waiver	249,092	344,957	339,269
Less fees waived/reimbursed by investment advisor (Note 3)	(36,248)	(41,976)	(41,645)

Total Net Expenses	212,844	302,981	297,624

Net Investment Income:	1,123,453	1,221,812	1,284,819

Net realized gain on affiliated investments	969,251	391,829	595,478
Net realized gain on investments	70,621	103,070	120,259
Long-term capital gain distributions from affiliated investment companies	38,282	33,616	67,979
Net change in unrealized appreciation on affiliated investments	134,333	1,468,174	1,854,851
Net change in unrealized depreciation on investments	(2,057)	(3,103)	(3,355)

Net Realized and Unrealized Gain on Investments	1,210,430	1,993,586	2,635,212

Net Increase in Net Assets Resulting From Operations	$2,333,883	$3,215,398	$3,920,031

See Notes to Financial Statements	79	December 31, 2013

Statement of Operations

For the Year Ended December 31, 2013

	Forward Income & Growth Allocation Fund	Forward Income Builder Fund	Forward Multi- Strategy Fund
Investment Income:
Interest	$0	$443	$65
Dividends from affiliated investment company shares	870,666	1,085,985	565,211

Total Investment Income	870,666	1,086,428	565,276

Expenses:
Investment advisory fee	25,739	20,117	16,165
Administration fee	13,567	12,428	11,641
Custodian fee	143	100	267
Legal and audit fees	21,027	20,542	20,524
Transfer agent fee	4,298	9,326	13,176
Registration/filing fees	39,244	37,878	37,567
Reports to shareholder and printing fees	5,292	8,061	8,143
Distribution and service fees
Investor Class	5,434	8,803	11,751
Class A	3,680	6,340	13,666
Class C	27,239	61,322	29,084
Chief compliance officer fee	1,430	1,126	910
ReFlow fees (Note 2)	—	—	135
Other	6,412	3,163	3,103

Total expenses before waiver	153,505	189,206	166,132
Less fees waived/reimbursed by investment advisor (Note 3)	(25,739)	(15,126)	(16,165)

Total Net Expenses	127,766	174,080	149,967

Net Investment Income:	742,900	912,348	415,309

Net realized gain on affiliated investments	1,511,779	152,418	454,323
Net realized gain on investments	67,118	23,233	3,561
Long-term capital gain distributions from affiliated investment companies	35,817	214,276	39,025
Net change in unrealized appreciation/(depreciation) on affiliated investments	(898,683)	(459,349)	345,424
Net change in unrealized depreciation on investments	(2,030)	0	0

Net Realized and Unrealized Gain/(Loss) on Investments	714,001	(69,422)	842,333

Net Increase in Net Assets Resulting From Operations	$1,456,901	$842,926	$1,257,642

December 31, 2013	80	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Frontier Strategy Fund
	Year Ended December 31, 2013(a)	Year Ended December 31, 2012
Operations:
Net investment loss	$(304,618)	$(178,382)
Net realized gain/(loss) on investments	33,126	(3,255,327)
Net realized gain on swap contracts	8,185,458	4,218,261
Net change in unrealized appreciation on investments and swap contracts	9,270,738	3,654,747

Net increase in net assets resulting from operations	17,184,704	4,439,299

Distributions to Shareholders:
From net investment income
Investor Class	(55,831)	(204,257)
Institutional Class	(979,169)	(3,924,968)
Advisor Class	(11,827)	(609)
Class Z	(72,922)	(370,167)
From net realized gains on investments
Investor Class	(1,010)	—
Institutional Class	(17,705)	—
Advisor Class	(214)	—
Class Z	(1,318)	—

Total distributions	(1,139,996)	(4,500,001)

Share Transactions:
Investor Class
Proceeds from sale of shares	9,697,794	2,541,791
Issued to shareholders in reinvestment of distributions	46,909	83,404
Cost of shares redeemed	(6,654,131)	(2,798,585)

Net increase/(decrease) from share transactions	3,090,572	(173,390)

Institutional Class
Proceeds from sale of shares	37,631,520	42,884,283
Issued to shareholders in reinvestment of distributions	705,569	3,181,441
Cost of shares redeemed	(17,436,674)	(46,135,335)

Net increase/(decrease) from share transactions	20,900,415	(69,611)

Advisor Class
Proceeds from sale of shares	1,015,500	—
Issued to shareholders in reinvestment of distributions	11,926	—
Cost of shares redeemed	(16,706)	—

Net increase from share transactions	1,010,720	—

Class Z
Proceeds from sale of shares	3,205,262	500,000
Issued to shareholders in reinvestment of distributions	74,240	370,167
Cost of shares redeemed	(3,855,000)	(9,100,000)

Net decrease from share transactions	(575,498)	(8,229,833)

Net increase/(decrease) in net assets	$40,470,917	$(8,533,536)

Net Assets:
Beginning of period	64,728,387	73,261,923

End of period (including accumulated net investment income of $0 and $92,349, respectively)	$105,199,304	$64,728,387

See Notes to Financial Statements	81	December 31, 2013

Statement of Changes in Net Assets

	Forward Frontier Strategy Fund (continued)
	Year Ended December 31, 2013(a)	Year Ended December 31, 2012
Changes in Shares Outstanding:
Investor Class
Sold	858,770	256,866
Distributions reinvested	3,999	8,537
Redeemed	(599,375)	(282,836)

Net increase/(decrease) in shares outstanding	263,394	(17,433)

Institutional Class
Sold	3,385,958	4,252,609
Distributions reinvested	59,997	324,968
Redeemed	(1,537,396)	(4,568,426)

Net increase in shares outstanding	1,908,559	9,151

Advisor Class
Sold	92,046	—
Distributions reinvested	1,014	—
Redeemed	(1,399)	—

Net increase in shares outstanding	91,661	—

Class Z
Sold	299,830	49,059
Distributions reinvested	6,302	37,734
Redeemed	(350,655)	(887,442)

Net decrease in shares outstanding	(44,523)	(800,649)

(a) Prior to May 1, 2013, the Forward Frontier Strategy Fund Advisor Class was known as the Forward Frontier Strategy Fund Class M.

December 31, 2013	82	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward High Yield Bond Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations:
Net investment income	$8,471,236	$8,990,746
Net realized gain on investments	1,841,998	4,058,451
Net change in unrealized appreciation/(depreciation) on investments	(992,026)	4,906,986

Net increase in net assets resulting from operations	9,321,208	17,956,183

Distributions to Shareholders:
From net investment income
Investor Class	(3,145,512)	(721,569)
Institutional Class	(4,724,696)	(6,460,696)
Class C	(62,303)	(61,809)
Class Z	(540,601)	(1,755,215)
From net realized gains on investments
Investor Class	(810,205)	—
Institutional Class	(981,629)	—
Class C	(14,672)	—
Class Z	(151,115)	—

Total distributions	(10,430,733)	(8,999,289)

Share Transactions:
Investor Class
Proceeds from sale of shares	92,288,235	42,505,341
Issued to shareholders in reinvestment of distributions	1,359,003	719,289
Cost of shares redeemed	(56,381,534)	(20,263,615)

Net increase from share transactions	37,265,704	22,961,015

Institutional Class
Proceeds from sale of shares	82,237,601	85,744,027
Issued to shareholders in reinvestment of distributions	4,238,466	4,452,127
Cost of shares redeemed	(102,115,733)	(98,798,891)

Net decrease from share transactions	(15,639,666)	(8,602,737)

Class C
Proceeds from sale of shares	489,647	598,167
Issued to shareholders in reinvestment of distributions	61,888	41,923
Cost of shares redeemed	(527,303)	(497,811)

Net increase from share transactions	24,232	142,279

Class Z
Proceeds from sale of shares	9,862,000	15,000,000
Cost of shares redeemed	(13,256,000)	(48,150,000)

Net decrease from share transactions	(3,394,000)	(33,150,000)

Net increase/(decrease) in net assets	$17,146,745	$(9,692,549)

Net Assets:
Beginning of period	137,118,662	146,811,211

End of period (including accumulated net investment income of $10,293 and $12,169, respectively)	$154,265,407	$137,118,662

See Notes to Financial Statements	83	December 31, 2013

Statement of Changes in Net Assets

	Forward High Yield Bond Fund (continued)
	Year Ended December 31, 2013	Year Ended December 31, 2012
Changes in Shares Outstanding:
Investor Class
Sold	8,807,679	4,147,146
Distributions reinvested	130,554	70,088
Redeemed	(5,405,483)	(1,968,184)

Net increase in shares outstanding	3,532,750	2,249,050

Institutional Class
Sold	7,852,761	8,449,031
Distributions reinvested	406,803	440,719
Redeemed	(9,749,362)	(9,793,467)

Net decrease in shares outstanding	(1,489,798)	(903,717)

Class C
Sold	46,971	58,496
Distributions reinvested	5,945	4,148
Redeemed	(50,544)	(49,201)

Net increase in shares outstanding	2,372	13,443

Class Z
Sold	953,307	1,478,564
Redeemed	(1,270,456)	(4,775,810)

Net decrease in shares outstanding	(317,149)	(3,297,246)

December 31, 2013	84	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Investment Grade Fixed-Income Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations:
Net investment income	$102,419	$1,437,550
Net realized gain on investments	703,004	2,680,667
Net realized gain/(loss) on futures contracts	186,137	(16,648)
Net change in unrealized appreciation/(depreciation) on investments, written option contracts and futures contracts	(2,364,978)	1,205,467

Net increase/(decrease) in net assets resulting from operations	(1,373,418)	5,307,036

Distributions to Shareholders:
From net investment income
Investor Class	(61,437)	(71,102)
Institutional Class	(304,317)	(486,079)
Class Z	(725,021)	(1,703,791)

Total distributions	(1,090,775)	(2,260,972)

Share Transactions:
Investor Class
Proceeds from sale of shares	10,448,298	2,223,886
Issued to shareholders in reinvestment of distributions	49,564	70,949
Cost of shares redeemed	(11,887,947)	(2,682,510)

Net decrease from share transactions	(1,390,085)	(387,675)

Institutional Class
Proceeds from sale of shares	5,613,087	6,508,561
Issued to shareholders in reinvestment of distributions	300,478	476,106
Cost of shares redeemed	(7,882,951)	(15,330,661)

Net decrease from share transactions	(1,969,386)	(8,345,994)

Class Z
Proceeds from sale of shares	2,684,000	36,050,000
Cost of shares redeemed	(18,983,000)	(61,925,840)

Net decrease from share transactions	(16,299,000)	(25,875,840)

Net decrease in net assets	$(22,122,664)	$(31,563,445)

Net Assets:
Beginning of period	48,204,741	79,768,186

End of period (including accumulated net investment income of $14 and $4,405, respectively)	$26,082,077	$48,204,741

Changes in Shares Outstanding:
Investor Class
Sold	937,983	191,164
Distributions reinvested	4,345	6,128
Redeemed	(1,060,550)	(232,232)

Net decrease in shares outstanding	(118,222)	(34,940)

Institutional Class
Sold	489,040	556,357
Distributions reinvested	26,358	41,177
Redeemed	(707,557)	(1,312,762)

Net decrease in shares outstanding	(192,159)	(715,228)

Class Z
Sold	239,489	3,149,337
Redeemed	(1,651,224)	(5,339,394)

Net decrease in shares outstanding	(1,411,735)	(2,190,057)

See Notes to Financial Statements	85	December 31, 2013

Statement of Changes in Net Assets

	Forward Total MarketPlus Fund
	Year Ended December 31, 2013(a)	Year Ended December 31, 2012(b)
Operations:
Net investment loss	$(47,556)	$(119,059)
Net realized loss on investments	(180,392)	(740,648)
Net realized gain on futures contracts	—	151,451
Net realized gain on swap contracts	7,771,695	16,771,159
Long-term capital gain distributions from other investment companies	16,602	—
Net change in unrealized appreciation/(depreciation) on investments and swap contracts	3,096,749	(2,458,486)

Net increase in net assets resulting from operations	10,657,098	13,604,417

Share Transactions:
Investor Class
Proceeds from sale of shares	706,908	447,779
Cost of shares redeemed	(1,300,010)	(1,027,700)

Net decrease from share transactions	(593,102)	(579,921)

Institutional Class
Proceeds from sale of shares	1,716,740	2,702,017
Cost of shares redeemed	(11,735,057)	(87,432,830)

Net decrease from share transactions	(10,018,317)	(84,730,813)

Class C
Cost of shares redeemed	—	(326,358)

Net decrease from share transactions	—	(326,358)

Class Z
Proceeds from sale of shares	34,121,000	4,360,000
Cost of shares redeemed	(22,625,567)	(13,971,322)

Net increase/(decrease) from share transactions	11,495,433	(9,611,322)

Net increase/(decrease) in net assets	$11,541,112	$(81,643,997)

Net Assets:
Beginning of period	29,434,364	111,078,361

End of period (including accumulated net investment income of $0 and $0, respectively)	$40,975,476	$29,434,364

Changes in Shares Outstanding:
Investor Class
Sold	23,829	17,345
Redeemed	(44,499)	(40,402)

Net decrease in shares outstanding	(20,670)	(23,057)

Institutional Class
Sold	53,713	101,343
Redeemed	(367,879)	(3,213,735)

Net decrease in shares outstanding	(314,166)	(3,112,392)

Class C
Redeemed	—	(12,891)

Net decrease in shares outstanding	—	(12,891)

Class Z
Sold	1,086,289	157,374
Redeemed	(691,824)	(509,687)

Net increase/(decrease) in shares outstanding	394,465	(352,313)

(a) Prior to May 1, 2013, the Forward Total MarketPlus Fund was known as the Forward Extended MarketPlus Fund.

(b) Effective November 30, 2012, Class C shares of the Forward Total MarketPlus Fund were terminated and converted to Investor Class shares.

December 31, 2013	86	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward U.S. Government Money Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations:
Net investment income	$9,204	$64,087
Net realized gain/(loss) on investments	(831)	12,427

Net increase in net assets resulting from operations	8,373	76,514

Distributions to Shareholders:
From net investment income
Investor Class	(143)	(626)
Institutional Class	(8,355)	(50,360)
Class A	(192)	(505)
Class C	(301)	(915)
Class Z	(213)	(12,582)

Total distributions	(9,204)	(64,988)

Share Transactions:
Investor Class
Proceeds from sale of shares	1,282,486	1,731,322
Issued to shareholders in reinvestment of distributions	143	517
Cost of shares redeemed	(1,912,678)	(1,134,323)

Net increase/(decrease) from share transactions	(630,049)	597,516

Institutional Class
Proceeds from sale of shares	45,303,607	139,544,177
Issued to shareholders in reinvestment of distributions	545	6,663
Cost of shares redeemed	(71,958,017)	(233,225,247)

Net decrease from share transactions	(26,653,865)	(93,674,407)

Class A
Proceeds from sale of shares	4,250,222	2,667,575
Issued to shareholders in reinvestment of distributions	192	417
Cost of shares redeemed	(4,133,847)	(2,831,357)

Net increase/(decrease) from share transactions	116,567	(163,365)

Class C
Proceeds from sale of shares	7,901,521	1,786,730
Issued to shareholders in reinvestment of distributions	301	755
Cost of shares redeemed	(6,981,545)	(5,468,943)

Net increase/(decrease) from share transactions	920,277	(3,681,458)

Class Z
Proceeds from sale of shares	2,000,000	108,641,378
Issued to shareholders in reinvestment of distributions	—	337
Cost of shares redeemed	(2,550,000)	(363,381,241)

Net decrease from share transactions	(550,000)	(254,739,526)

Net decrease in net assets	$(26,797,901)	$(351,649,714)

Net Assets:
Beginning of period	103,546,801	455,196,515

End of period (including accumulated net investment income of $0 and $0, respectively)	$76,748,900	$103,546,801

See Notes to Financial Statements	87	December 31, 2013

Statement of Changes in Net Assets

	Forward U.S. Government Money Fund (continued)
	Year Ended December 31, 2013	Year Ended December 31, 2012
Changes in Shares Outstanding:
Investor Class
Sold	1,282,486	1,731,322
Distributions reinvested	143	517
Redeemed	(1,912,678)	(1,134,323)

Net increase/(decrease) in shares outstanding	(630,049)	597,516

Institutional Class
Sold	45,303,607	139,544,177
Distributions reinvested	545	6,663
Redeemed	(71,958,017)	(233,225,247)

Net decrease in shares outstanding	(26,653,865)	(93,674,407)

Class A
Sold	4,250,222	2,667,575
Distributions reinvested	192	417
Redeemed	(4,133,847)	(2,831,357)

Net increase/(decrease) in shares outstanding	116,567	(163,365)

Class C
Sold	7,901,521	1,786,730
Distributions reinvested	301	755
Redeemed	(6,981,545)	(5,468,943)

Net increase/(decrease) in shares outstanding	920,277	(3,681,458)

Class Z
Sold	2,000,000	108,641,378
Distributions reinvested	—	337
Redeemed	(2,550,000)	(363,381,241)

Net decrease in shares outstanding	(550,000)	(254,739,526)

December 31, 2013	88	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Balanced Allocation Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations:
Net investment income	$1,123,453	$1,347,972
Net realized gain on investments transactions and gain distributions of affiliated investment companies	969,251	5,611,952
Net realized gain on investments	70,621	2,445
Long-term capital gain distributions from affiliated investment companies	38,282	—
Net change in unrealized appreciation/(depreciation) on affiliated investment companies and investments	132,276	(1,731,447)

Net increase in net assets resulting from operations	2,333,883	5,230,922

Distributions to Shareholders:
From net investment income
Investor Class	(93,126)	(134,145)
Institutional Class	(661,374)	(853,542)
Class A	(170,443)	(158,122)
Class C	(187,232)	(200,340)

Total distributions	(1,112,175)	(1,346,149)

Share Transactions:
Investor Class
Proceeds from sale of shares	157,922	378,619
Issued to shareholders in reinvestment of distributions	93,126	134,145
Cost of shares redeemed	(1,889,091)	(5,331,072)

Net decrease from share transactions	(1,638,043)	(4,818,308)

Institutional Class
Proceeds from sale of shares	3,192,226	17,232,810
Issued to shareholders in reinvestment of distributions	654,621	828,481
Cost of shares redeemed	(12,755,385)	(32,012,109)

Net decrease from share transactions	(8,908,538)	(13,950,818)

Class A
Proceeds from sale of shares	111,001	217,081
Issued to shareholders in reinvestment of distributions	165,586	155,576
Cost of shares redeemed	(1,438,869)	(1,122,313)

Net decrease from share transactions	(1,162,282)	(749,656)

Class C
Proceeds from sale of shares	674,440	628,074
Issued to shareholders in reinvestment of distributions	148,165	173,103
Cost of shares redeemed	(4,327,839)	(3,678,690)

Net decrease from share transactions	(3,505,234)	(2,877,513)

Net decrease in net assets	$(13,992,389)	$(18,511,522)

Net Assets:
Beginning of period	44,140,887	62,652,409

End of period (including accumulated net investment income of $21,497 and $10,219, respectively)	$30,148,498	$44,140,887

See Notes to Financial Statements	89	December 31, 2013

Statement of Changes in Net Assets

	Forward Balanced Allocation Fund (continued)
	Year Ended December 31, 2013	Year Ended December 31, 2012
Changes in Shares Outstanding:
Investor Class
Sold	10,315	25,855
Distributions reinvested	6,104	9,101
Redeemed	(123,677)	(366,520)

Net decrease in shares outstanding	(107,258)	(331,564)

Institutional Class
Sold	209,473	1,176,251
Distributions reinvested	42,848	56,204
Redeemed	(827,434)	(2,186,202)

Net decrease in shares outstanding	(575,113)	(953,747)

Class A
Sold	7,293	14,775
Distributions reinvested	10,859	10,556
Redeemed	(94,647)	(76,604)

Net decrease in shares outstanding	(76,495)	(51,273)

Class C
Sold	44,134	42,643
Distributions reinvested	9,725	11,747
Redeemed	(282,750)	(251,911)

Net decrease in shares outstanding	(228,891)	(197,521)

December 31, 2013	90	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Growth & Income Allocation Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations:
Net investment income	$1,221,812	$1,340,645
Net realized gain on investments transactions and gain distributions of affiliated investment companies	391,829	4,234,073
Net realized gain on investments	103,070	2,650
Long-term capital gain distributions from affiliated investment companies	33,616	—
Net change in unrealized appreciation on affiliated investment companies and investments	1,465,071	646,936

Net increase in net assets resulting from operations	3,215,398	6,224,304

Distributions to Shareholders:
From net investment income
Investor Class	(122,678)	(126,533)
Institutional Class	(452,719)	(577,394)
Class A	(326,297)	(331,289)
Class C	(284,869)	(304,839)

Total distributions	(1,186,563)	(1,340,055)

Share Transactions:
Investor Class
Proceeds from sale of shares	180,455	605,817
Issued to shareholders in reinvestment of distributions	121,860	126,534
Cost of shares redeemed	(1,169,993)	(4,254,920)

Net decrease from share transactions	(867,678)	(3,522,569)

Institutional Class
Proceeds from sale of shares	1,554,889	17,247,992
Issued to shareholders in reinvestment of distributions	436,711	553,000
Cost of shares redeemed	(7,473,706)	(28,165,402)

Net decrease from share transactions	(5,482,106)	(10,364,410)

Class A
Proceeds from sale of shares	308,611	564,735
Issued to shareholders in reinvestment of distributions	320,866	324,376
Cost of shares redeemed	(4,117,046)	(2,316,350)

Net decrease from share transactions	(3,487,569)	(1,427,239)

Class C
Proceeds from sale of shares	624,766	1,378,329
Issued to shareholders in reinvestment of distributions	272,046	293,894
Cost of shares redeemed	(5,604,585)	(11,397,506)

Net decrease from share transactions	(4,707,773)	(9,725,283)

Net decrease in net assets	$(12,516,291)	$(20,155,252)

Net Assets:
Beginning of period	47,501,320	67,656,572

End of period (including accumulated net investment income of $41,918 and $6,669, respectively)	$34,985,029	$47,501,320

See Notes to Financial Statements	91	December 31, 2013

Statement of Changes in Net Assets

	Forward Growth & Income Allocation Fund (continued)
	Year Ended December 31, 2013	Year Ended December 31, 2012
Changes in Shares Outstanding:
Investor Class
Sold	11,577	41,415
Distributions reinvested	7,871	8,524
Redeemed	(75,085)	(287,797)

Net decrease in shares outstanding	(55,637)	(237,858)

Institutional Class
Sold	99,661	1,171,610
Distributions reinvested	28,189	37,232
Redeemed	(482,511)	(1,911,109)

Net decrease in shares outstanding	(354,661)	(702,267)

Class A
Sold	19,848	38,352
Distributions reinvested	20,781	21,875
Redeemed	(266,162)	(156,902)

Net decrease in shares outstanding	(225,533)	(96,675)

Class C
Sold	40,170	94,312
Distributions reinvested	17,612	19,822
Redeemed	(361,818)	(769,908)

Net decrease in shares outstanding	(304,036)	(655,774)

December 31, 2013	92	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Growth Allocation Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations:
Net investment income	$1,284,819	$1,471,308
Net realized gain on investments transactions and gain distributions of affiliated investment companies	595,478	3,106,968
Net realized gain on investments	120,259	2,445
Long-term capital gain distributions from affiliated investment companies	67,979	—
Net change in unrealized appreciation on affiliated investment companies and investments	1,851,496	2,215,657

Net increase in net assets resulting from operations	3,920,031	6,796,378

Distributions to Shareholders:
From net investment income
Investor Class	(103,308)	(159,648)
Institutional Class	(553,997)	(599,635)
Class A	(312,599)	(335,857)
Class C	(277,643)	(374,780)

Total distributions	(1,247,547)	(1,469,920)

Share Transactions:
Investor Class
Proceeds from sale of shares	233,475	448,741
Issued to shareholders in reinvestment of distributions	102,819	159,193
Cost of shares redeemed	(1,663,725)	(4,720,405)

Net decrease from share transactions	(1,327,431)	(4,112,471)

Institutional Class
Proceeds from sale of shares	8,613,088	16,183,111
Issued to shareholders in reinvestment of distributions	387,864	558,343
Cost of shares redeemed	(5,486,593)	(29,625,381)

Net increase/(decrease) from share transactions	3,514,359	(12,883,927)

Class A
Proceeds from sale of shares	366,735	314,137
Issued to shareholders in reinvestment of distributions	307,212	329,075
Cost of shares redeemed	(1,784,465)	(3,855,204)

Net decrease from share transactions	(1,110,518)	(3,211,992)

Class C
Proceeds from sale of shares	901,612	1,090,493
Issued to shareholders in reinvestment of distributions	237,370	341,168
Cost of shares redeemed	(5,032,486)	(9,373,526)

Net decrease from share transactions	(3,893,504)	(7,941,865)

Net decrease in net assets	$(144,610)	$(22,823,797)

Net Assets:
Beginning of period	42,610,233	65,434,030

End of period (including accumulated net investment income of $47,791 and $10,519, respectively)	$42,465,623	$42,610,233

See Notes to Financial Statements	93	December 31, 2013

Statement of Changes in Net Assets

	Forward Growth Allocation Fund (continued)
	Year Ended December 31, 2013	Year Ended December 31, 2012
Changes in Shares Outstanding:
Investor Class
Sold	15,820	32,649
Distributions reinvested	7,039	11,616
Redeemed	(112,824)	(338,402)

Net decrease in shares outstanding	(89,965)	(294,137)

Institutional Class
Sold	600,192	1,179,420
Distributions reinvested	26,561	40,702
Redeemed	(373,307)	(2,149,850)

Net increase/(decrease) in shares outstanding	253,446	(929,728)

Class A
Sold	25,168	22,898
Distributions reinvested	21,038	23,914
Redeemed	(120,753)	(279,721)

Net decrease in shares outstanding	(74,547)	(232,909)

Class C
Sold	62,108	80,215
Distributions reinvested	16,401	25,055
Redeemed	(346,118)	(685,137)

Net decrease in shares outstanding	(267,609)	(579,867)

December 31, 2013	94	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Income & Growth Allocation Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations:
Net investment income	$742,900	$2,084,157
Net realized gain on investments transactions and gain distributions of affiliated investment companies	1,511,779	2,283,298
Net realized gain on investments	67,118	0
Long-term capital gain distributions from affiliated investment companies	35,817	—
Net change in unrealized appreciation/(depreciation) on affiliated investment companies and investments	(900,713)	2,029,803

Net increase in net assets resulting from operations	1,456,901	6,397,258

Distributions to Shareholders:
From net investment income
Investor Class	(28,516)	(58,626)
Institutional Class	(616,853)	(1,899,904)
Class A	(32,814)	(32,307)
Class C	(60,486)	(96,996)
From net realized gains on investments
Investor Class	(50,387)	—
Institutional Class	(1,028,015)	—
Class A	(66,328)	—
Class C	(140,249)	—

Total distributions	(2,023,648)	(2,087,833)

Share Transactions:
Investor Class
Proceeds from sale of shares	374,156	345,043
Issued to shareholders in reinvestment of distributions	78,598	58,626
Cost of shares redeemed	(972,856)	(2,282,967)

Net decrease from share transactions	(520,102)	(1,879,298)

Institutional Class
Proceeds from sale of shares	3,918,007	21,437,675
Issued to shareholders in reinvestment of distributions	1,586,574	1,881,783
Cost of shares redeemed	(50,645,276)	(21,578,983)

Net increase/(decrease) from share transactions	(45,140,695)	1,740,475

Class A
Proceeds from sale of shares	60,143	50,260
Issued to shareholders in reinvestment of distributions	98,808	31,782
Cost of shares redeemed	(181,326)	(281,160)

Net decrease from share transactions	(22,375)	(199,118)

Class C
Proceeds from sale of shares	98,273	535,082
Issued to shareholders in reinvestment of distributions	188,731	94,713
Cost of shares redeemed	(2,230,329)	(2,494,674)

Net decrease from share transactions	(1,943,325)	(1,864,879)

Net increase/(decrease) in net assets	$(48,193,244)	$2,106,605

Net Assets:
Beginning of period	66,039,016	63,932,411

End of period (including accumulated net investment income of $10,548 and $6,317, respectively)	$17,845,772	$66,039,016

See Notes to Financial Statements	95	December 31, 2013

Statement of Changes in Net Assets

	Forward Income & Growth Allocation Fund (continued)
	Year Ended December 31, 2013	Year Ended December 31, 2012
Changes in Shares Outstanding:
Investor Class
Sold	24,421	23,156
Distributions reinvested	5,403	3,913
Redeemed	(63,669)	(151,327)

Net decrease in shares outstanding	(33,845)	(124,258)

Institutional Class
Sold	258,296	1,434,046
Distributions reinvested	109,047	125,157
Redeemed	(3,282,029)	(1,445,481)

Net increase/(decrease) in shares outstanding	(2,914,686)	113,722

Class A
Sold	4,106	3,319
Distributions reinvested	6,826	2,117
Redeemed	(11,923)	(18,820)

Net decrease in shares outstanding	(991)	(13,384)

Class C
Sold	6,589	35,728
Distributions reinvested	13,091	6,323
Redeemed	(145,158)	(168,104)

Net decrease in shares outstanding	(125,478)	(126,053)

December 31, 2013	96	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Income Builder Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations:
Net investment income	$912,348	$887,693
Net realized gain on investments transactions and gain distributions of affiliated investment companies	152,418	687,346
Net realized gain on investments	23,233	0
Long-term capital gain distributions from affiliated investment companies	214,276	—
Net change in unrealized appreciation/(depreciation) on affiliated investment companies	(459,349)	379,310

Net increase in net assets resulting from operations	842,926	1,954,349

Distributions to Shareholders:
From net investment income
Investor Class	(78,111)	(100,738)
Institutional Class	(452,206)	(548,582)
Class A	(132,999)	(22,799)
Class C	(249,032)	(240,453)
From realized gains on investments
Investor Class	(5,180)	—
Institutional Class	(29,990)	—
Class A	(8,821)	—
Class C	(16,516)	—

Total distributions	(972,855)	(912,572)

Share Transactions:
Investor Class
Proceeds from sale of shares	1,419,023	254,076
Issued to shareholders in reinvestment of distributions	83,291	100,738
Cost of shares redeemed	(1,019,033)	(1,385,752)

Net increase/(decrease) from share transactions	483,281	(1,030,938)

Institutional Class
Proceeds from sale of shares	5,095,035	5,643,036
Issued to shareholders in reinvestment of distributions	477,607	483,708
Cost of shares redeemed	(6,456,432)	(8,770,921)

Net decrease from share transactions	(883,790)	(2,644,177)

Class A
Proceeds from sale of shares	3,454,703	558,908
Issued to shareholders in reinvestment of distributions	113,561	21,872
Cost of shares redeemed	(1,343,656)	(184,431)

Net increase from share transactions	2,224,608	396,349

Class C
Proceeds from sale of shares	4,805,853	1,355,026
Issued to shareholders in reinvestment of distributions	221,131	208,697
Cost of shares redeemed	(3,843,310)	(1,443,063)

Net increase from share transactions	1,183,674	120,660

Net increase/(decrease) in net assets	$2,877,844	$(2,116,329)

Net Assets:
Beginning of period	17,345,361	19,461,690

End of period (including accumulated net investment income of $0 and $0, respectively)	$20,223,205	$17,345,361

See Notes to Financial Statements	97	December 31, 2013

Statement of Changes in Net Assets

	Forward Income Builder Fund (continued)
	Year Ended December 31, 2013	Year Ended December 31, 2012
Changes in Shares Outstanding:
Investor Class
Sold	90,999	17,124
Distributions reinvested	5,430	6,781
Redeemed	(64,775)	(91,669)

Net increase/(decrease) in shares outstanding	31,654	(67,764)

Institutional Class
Sold	323,224	380,849
Distributions reinvested	31,094	32,539
Redeemed	(415,105)	(590,090)

Net decrease in shares outstanding	(60,787)	(176,702)

Class A
Sold	218,992	37,130
Distributions reinvested	7,406	1,462
Redeemed	(88,011)	(12,313)

Net increase in shares outstanding	138,387	26,279

Class C
Sold	310,591	91,224
Distributions reinvested	14,472	14,059
Redeemed	(246,608)	(97,793)

Net increase in shares outstanding	78,455	7,490

December 31, 2013	98	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Multi-Strategy Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations:
Net investment income	$415,309	$655,585
Net realized gain on investments transactions and gain distributions of affiliated investment companies	454,323	2,175,718
Net realized gain on investments	3,561	0
Long-term capital gain distributions from affiliated investment companies	39,025	—
Net change in unrealized appreciation on affiliated investment companies	345,424	370,679

Net increase in net assets resulting from operations	1,257,642	3,201,982

Distributions to Shareholders:
From net investment income
Investor Class	(44,587)	(117,220)
Institutional Class	(232,939)	(275,259)
Class A	(82,141)	(137,734)
Class C	(41,596)	(109,445)

Total distributions	(401,263)	(639,658)

Share Transactions:
Investor Class
Proceeds from sale of shares	261,267	344,964
Issued to shareholders in reinvestment of distributions	43,973	115,645
Cost of shares redeemed	(1,494,958)	(2,755,730)

Net decrease from share transactions	(1,189,718)	(2,295,121)

Institutional Class
Proceeds from sale of shares	7,807,583	6,021,583
Issued to shareholders in reinvestment of distributions	94,147	269,892
Cost of shares redeemed	(4,445,523)	(12,331,492)

Net increase/(decrease) from share transactions	3,456,207	(6,040,017)

Class A
Proceeds from sale of shares	108,775	177,271
Issued to shareholders in reinvestment of distributions	82,141	136,113
Cost of shares redeemed	(970,603)	(1,460,672)

Net decrease from share transactions	(779,687)	(1,147,288)

Class C
Proceeds from sale of shares	195,005	394,386
Issued to shareholders in reinvestment of distributions	40,876	108,061
Cost of shares redeemed	(1,489,305)	(1,797,171)

Net decrease from share transactions	(1,253,424)	(1,294,724)

Net increase/(decrease) in net assets	$1,089,757	$(8,214,826)

Net Assets:
Beginning of period	17,274,936	25,489,762

End of period (including accumulated net investment income of $34,354 and $20,308, respectively)	$18,364,693	$17,274,936

See Notes to Financial Statements	99	December 31, 2013

Statement of Changes in Net Assets

	Forward Multi-Strategy Fund (continued)
	Year Ended December 31, 2013	Year Ended December 31, 2012
Changes in Shares Outstanding:
Investor Class
Sold	17,836	25,636
Distributions reinvested	3,069	8,535
Redeemed	(103,175)	(201,131)

Net decrease in shares outstanding	(82,270)	(166,960)

Institutional Class
Sold	536,803	432,799
Distributions reinvested	6,347	19,379
Redeemed	(296,587)	(887,780)

Net increase/(decrease) in shares outstanding	246,563	(435,602)

Class A
Sold	7,385	12,925
Distributions reinvested	5,623	9,827
Redeemed	(66,094)	(105,068)

Net decrease in shares outstanding	(53,086)	(82,316)

Class C
Sold	13,829	30,607
Distributions reinvested	2,929	8,168
Redeemed	(105,819)	(136,275)

Net decrease in shares outstanding	(89,061)	(97,500)

December 31, 2013	100	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Frontier Strategy Fund

	Investor Class
	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011(a)	Year Ended December 31, 2010(b)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$9.80		$9.87		$12.43	$11.32	$12.00
Income/(Loss) from Operations:
Net investment income/(loss)(c)	(0.06)		(0.06)		0.03	0.04	(0.08)
Net realized and unrealized gain/(loss) on investments	2.28		0.65		(2.57)	2.29	0.45

Total from Investment Operations	2.22		0.59		(2.54)	2.33	0.37

Less Distributions:
From investment income	(0.11)		(0.66)		—	(1.09)	(0.86)
From capital gains	(0.00	)(d)	—		(0.02)	(0.13)	(0.19)

Total Distributions	(0.11)		(0.66)		(0.02)	(1.22)	(1.05)

Net Increase/(Decrease) in Net Asset Value	2.11		(0.07)		(2.56)	1.11	(0.68)

Net Asset Value, End of Period	$11.91		$9.80		$9.87	$12.43	$11.32

Total Return	22.64%		5.98%		(20.40)%	20.76%	3.03%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$6,576		$2,829		$3,021	$4,267	$1,124
Ratios to Average Net Assets:
Net investment income/(loss) including reimbursement/waiver	(0.56)%		(0.55)%		0.23%	0.30%	(0.67)%
Operating expenses including reimbursement/waiver	1.34	%(e)	1.56	%(f)	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	1.54%		1.57%		1.54%	1.44%	1.38%
Portfolio Turnover Rate	57%		69%		116%	50%	79%

(a) Prior to May 1, 2011, the Forward Frontier Strategy Fund was known as the Forward Frontier MarketStrat Fund.

(b) Prior to September 20, 2010, the Forward Frontier MarketStrat Fund was known as the Forward Frontier Markets Fund. Prior to May 1, 2010, the Forward Frontier Markets Fund was known as the Accessor Frontier Markets Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Effective May 1, 2013, the net expense limitation changed from 1.49% to 1.29%.

(f) Effective June 8, 2012, the Advisor agreed to limit expense at 1.49%.

See Notes to Financial Statements	101	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Frontier Strategy Fund

	Institutional Class
	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011(a)	Year Ended December 31, 2010(b)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$9.82		$9.90		$12.43	$11.31	$12.00
Income/(Loss) from Operations:
Net investment income/(loss)(c)	(0.04)		(0.03)		0.06	0.04	(0.08)
Net realized and unrealized gain/(loss) on investments	2.29		0.64		(2.57)	2.32	0.43

Total from Investment Operations	2.25		0.61		(2.51)	2.36	0.35

Less Distributions:
From investment income	(0.13)		(0.69)		—	(1.11)	(0.85)
From capital gains	(0.00	)(d)	—		(0.02)	(0.13)	(0.19)

Total Distributions	(0.13)		(0.69)		(0.02)	(1.24)	(1.04)

Net Increase/(Decrease) in Net Asset Value	2.12		(0.08)		(2.53)	1.12	(0.69)

Net Asset Value, End of Period	$11.94		$9.82		$9.90	$12.43	$11.31

Total Return	22.94%		6.15%		(20.16)%	21.11%	2.89%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$91,259		$56,305		$56,664	$65,985	$13,105
Ratios to Average Net Assets:
Net investment income/(loss) including reimbursement/waiver	(0.34)%		(0.26)%		0.51%	0.34%	(0.69)%
Operating expenses including reimbursement/waiver	1.05	%(e)	1.25	%(f)	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	1.24%		1.27%		1.24%	1.21%	1.39%
Portfolio Turnover Rate	57%		69%		116%	50%	79%

(a) Prior to May 1, 2011, the Forward Frontier Strategy Fund was known as the Forward Frontier MarketStrat Fund.

(b) Prior to September 20, 2010, the Forward Frontier MarketStrat Fund was known as the Forward Frontier Markets Fund. Prior to May 1, 2010, the Forward Frontier Markets Fund was known as the Accessor Frontier Markets Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Effective May 1, 2013, the net expense limitation changed from 1.19% to 0.99%.

(f) Effective June 8, 2012, the Advisor agreed to limit expense at 1.19%.

December 31, 2013	102	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Frontier Strategy Fund

	Advisor Class
	Year Ended December 31, 2013(a)		Year Ended December 31, 2012		Period Ended December 31, 2011(b)
Net Asset Value, Beginning of Period	$9.82		$9.90		$12.39
Income/(Loss) from Operations:
Net investment income/(loss)(c)	0.02	(d)	(0.02)		0.02
Net realized and unrealized gain/(loss) on investments	2.23		0.63		(2.49)

Total from Investment Operations	2.25		0.61		(2.47)

Less Distributions:
From investment income	(0.13)		(0.69)		—
From capital gains	(0.00	)(e)	—		(0.02)

Total Distributions	(0.13)		(0.69)		(0.02)

Net Increase/(Decrease) in Net Asset Value	2.12		(0.08)		(2.49)

Net Asset Value, End of Period	$11.94		$9.82		$9.90

Total Return	22.93%		6.16%		(19.90	)%(f)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,105		$9		$9
Ratios to Average Net Assets:
Net investment income/(loss) including reimbursement/waiver	0.18%		(0.25)%		0.30	%(g)
Operating expenses including reimbursement/waiver	0.99	%(h)	1.25	%(i)	n/a
Operating expenses excluding reimbursement/waiver	1.24%		1.26%		1.25	%(g)
Portfolio Turnover Rate	57%		69%		116	%(j)

(a) Prior to May 1, 2013, the Forward Frontier Strategy Fund Advisor Class was known as the Forward Frontier Strategy Fund Class M.

(b) The Fund began offering Advisor Class shares on May 2, 2011.

(c) Per share amounts are based upon average shares outstanding.

(d) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(e) Amount represents less than $0.01 per share.

(f) Not Annualized.

(g) Annualized.

(h) Effective May 1, 2013, the net expense limitation changed from 1.19% to 0.99%.

(i) Effective June 8, 2012, the Advisor agreed to limit expense at 1.19%.

(j) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2011.

See Notes to Financial Statements	103	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Frontier Strategy Fund

	Class Z
	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011(a)	Year Ended December 31, 2010(b)	Period Ended December 31, 2009(c)
Net Asset Value, Beginning of Period	$9.84		$9.92		$12.43	$11.31	$10.85
Income/(Loss) from Operations:
Net investment income/(loss)(d)	(0.04)		(0.01)		0.06	0.08	(0.03)
Net realized and unrealized gain/(loss) on investments	2.30		0.63		(2.55)	2.29	1.54

Total from Investment Operations	2.26		0.62		(2.49)	2.37	1.51

Less Distributions:
From investment income	(0.14)		(0.70)		—	(1.12)	(0.86)
From capital gains	(0.00	)(e)	—		(0.02)	(0.13)	(0.19)

Total Distributions	(0.14)		(0.70)		(0.02)	(1.25)	(1.05)

Net Increase/(Decrease) in Net Asset Value	2.12		(0.08)		(2.51)	1.12	0.46

Net Asset Value, End of Period	$11.96		$9.84		$9.92	$12.43	$11.31

Total Return	23.03%		6.25%		(20.00)%	21.17%	13.86	%(f)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$6,259		$5,586		$13,569	$70,578	$23,531
Ratios to Average Net Assets:
Net investment income/(loss) including reimbursement/waiver	(0.34)%		(0.10)%		0.51%	0.64%	(0.38	)%(g)
Operating expenses including reimbursement/waiver	0.96	%(h)	1.18	%(i)	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	1.13%		1.19%		1.13%	1.13%	1.15	%(g)
Portfolio Turnover Rate	57%		69%		116%	50%	79	%(j)

(a) Prior to May 1, 2011, the Forward Frontier Strategy Fund was known as the Forward Frontier MarketStrat Fund.

(b) Prior to September 20, 2010, the Forward Frontier MarketStrat Fund was known as the Forward Frontier Markets Fund. Prior to May 1, 2010, the Forward Frontier Markets Fund Class Z was known as the Accessor Frontier Markets Fund Z Class.

(c) Commenced operations on May 5, 2009.

(d) Per share amounts are based upon average shares outstanding.

(e) Amount represents less than $0.01 per share.

(f) Not Annualized.

(g) Annualized.

(h) Effective May 1, 2013, the net expense limitation changed from 1.09% to 0.89%.

(i) Effective June 8, 2012, the Advisor agreed to limit expense at 1.09%.

(j) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2009.

December 31, 2013	104	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward High Yield Bond Fund

	Investor Class
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$10.41	$9.73	$10.04	$9.53	$7.45
Income/(Loss) from Operations:
Net investment income(b)	0.56	0.63	0.69	0.76	0.80
Net realized and unrealized gain/(loss) on investments	0.07	0.72	(0.33)	0.51	2.06

Total from Investment Operations	0.63	1.35	0.36	1.27	2.86

Less Distributions:
From investment income	(0.56)	(0.67)	(0.67)	(0.76)	(0.78)
From capital gains	(0.13)	—	—	—	—

Total Distributions	(0.69)	(0.67)	(0.67)	(0.76)	(0.78)

Net Increase/(Decrease) in Net Asset Value	(0.06)	0.68	(0.31)	0.51	2.08

Net Asset Value, End of Period	$10.35	$10.41	$9.73	$10.04	$9.53

Total Return	6.19%	14.24%	3.61%	13.85%	39.61%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$61,903	$25,482	$1,925	$8,105	$4,390
Ratios to Average Net Assets:
Net investment income	5.35%	6.15%	6.90%	7.77%	8.97%
Operating expenses	1.21%	1.22%	1.28%	1.37%	1.41%
Portfolio Turnover Rate	198%	210%	320%	296%	202%

(a) Prior to May 1, 2010, the Forward High Yield Bond Fund was known as the Accessor High Yield Bond Fund.

(b) Per share amounts are based upon average shares outstanding.

See Notes to Financial Statements	105	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward High Yield Bond Fund

	Institutional Class
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$10.38	$9.70	$10.03	$9.53	$7.45
Income/(Loss) from Operations:
Net investment income(b)	0.60	0.70	0.73	0.81	0.83
Net realized and unrealized gain/(loss) on investments	0.07	0.68	(0.33)	0.50	2.07

Total from Investment Operations	0.67	1.38	0.40	1.31	2.90

Less Distributions:
From investment income	(0.60)	(0.70)	(0.73)	(0.81)	(0.82)
From capital gains	(0.13)	—	—	—	—

Total Distributions	(0.73)	(0.70)	(0.73)	(0.81)	(0.82)

Net Increase/(Decrease) in Net Asset Value	(0.06)	0.68	(0.33)	0.50	2.08

Net Asset Value, End of Period	$10.32	$10.38	$9.70	$10.03	$9.53

Total Return	6.62%	14.71%	4.06%	14.31%	40.36%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$79,283	$95,212	$97,719	$71,182	$76,640
Ratios to Average Net Assets:
Net investment income	5.76%	6.88%	7.30%	8.29%	9.64%
Operating expenses	0.81%	0.83%	0.85%	0.97%	0.99%
Portfolio Turnover Rate	198%	210%	320%	296%	202%

(a) Prior to May 1, 2010, the Forward High Yield Bond Fund was known as the Accessor High Yield Bond Fund.

(b) Per share amounts are based upon average shares outstanding.

December 31, 2013	106	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward High Yield Bond Fund

	Class C
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$10.38	$9.70	$10.03	$9.52	$7.44
Income/(Loss) from Operations:
Net investment income(b)	0.51	0.60	0.64	0.72	0.74
Net realized and unrealized gain/(loss) on investments	0.06	0.69	(0.33)	0.49	2.08

Total from Investment Operations	0.57	1.29	0.31	1.21	2.82

Less Distributions:
From investment income	(0.50)	(0.61)	(0.64)	(0.70)	(0.74)
From capital gains	(0.13)	—	—	—	—

Total Distributions	(0.63)	(0.61)	(0.64)	(0.70)	(0.74)

Net Increase/(Decrease) in Net Asset Value	(0.06)	0.68	(0.33)	0.51	2.08

Net Asset Value, End of Period	$10.32	$10.38	$9.70	$10.03	$9.52

Total Return(c)	5.67%	13.69%	3.13%	13.18%	39.12%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,258	$1,241	$1,029	$950	$760
Ratios to Average Net Assets:
Net investment income	4.85%	5.96%	6.40%	7.37%	8.66%
Operating expenses	1.71%	1.73%	1.76%	1.87%	1.92%
Portfolio Turnover Rate	198%	210%	320%	296%	202%

(a) Prior to May 1, 2010, the Forward High Yield Bond Fund Class C was known as the Accessor High Yield Bond Fund C Class.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

See Notes to Financial Statements	107	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward High Yield Bond Fund

	Class Z
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)	Period Ended December 31, 2009(b)
Net Asset Value, Beginning of Period	$10.37	$9.69	$10.02	$9.53	$8.35
Income/(Loss) from Operations:
Net investment income(c)	0.62	0.71	0.74	0.82	0.55
Net realized and unrealized gain/(loss) on investments	0.06	0.69	(0.33)	0.49	1.20

Total from Investment Operations	0.68	1.40	0.41	1.31	1.75

Less Distributions:
From investment income	(0.61)	(0.72)	(0.74)	(0.82)	(0.57)
From capital gains	(0.13)	—	—	—	—

Total Distributions	(0.74)	(0.72)	(0.74)	(0.82)	(0.57)

Net Increase/(Decrease) in Net Asset Value	(0.06)	0.68	(0.33)	0.49	1.18

Net Asset Value, End of Period	$10.31	$10.37	$9.69	$10.02	$9.53

Total Return	6.74%	14.84%	4.16%	14.34%	21.52	%(d)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$11,821	$15,184	$46,138	$27,913	$25,288
Ratios to Average Net Assets:
Net investment income	5.90%	7.07%	7.37%	8.38%	9.37	%(e)
Operating expenses	0.71%	0.73%	0.75%	0.87%	0.90	%(e)
Portfolio Turnover Rate	198%	210%	320%	296%	202	%(f)

(a) Prior to May 1, 2010, the Forward High Yield Bond Fund Class Z was known as the Accessor High Yield Bond Fund Z Class.

(b) Commenced operations on May 5, 2009.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2009.

December 31, 2013	108	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Investment Grade Fixed-Income Fund

	Investor Class
	Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$11.70		$11.30	$10.80	$10.40	$9.99
Income/(Loss) from Operations:
Net investment income/(loss)(b)	(0.05	)(c)	0.17	0.38	0.32	0.55
Net realized and unrealized gain/(loss) on investments	(0.50)		0.53	0.52	0.46	0.42

Total from Investment Operations	(0.55)		0.70	0.90	0.78	0.97

Less Distributions:
From investment income	(0.30)		(0.30)	(0.40)	(0.38)	(0.52)
From capital gains	—		—	—	—	(0.04)

Total Distributions	(0.30)		(0.30)	(0.40)	(0.38)	(0.56)

Net Increase/(Decrease) in Net Asset Value	(0.85)		0.40	0.50	0.40	0.41

Net Asset Value, End of Period	$10.85	(d)	$11.70	$11.30	$10.80	$10.40

Total Return	(4.75	)%(d)	6.21%	8.55%	7.59%	10.12%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,298		$2,781	$3,082	$3,150	$1,027
Ratios to Average Net Assets:
Net investment income/(loss)	(0.46)%		1.48%	3.41%	2.95%	5.47%
Operating expenses	1.47%		1.23%	1.28%	1.29%	1.45%
Portfolio Turnover Rate	222%		149%	157%	133%	463%

(a) Prior to May 1, 2010, the Forward Investment Grade Fixed-Income Fund was known as the Accessor Investment Grade Fixed-Income Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the total return based on the net asset value may differ from the net asset value and total return for shareholder transactions.

See Notes to Financial Statements	109	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Investment Grade Fixed-Income Fund

	Institutional Class
	Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$11.70		$11.30	$10.80	$10.41	$9.99
Income/(Loss) from Operations:
Net investment income(b)	0.03		0.22	0.40	0.34	0.59
Net realized and unrealized gain/(loss) on investments	(0.51)		0.52	0.55	0.49	0.44

Total from Investment Operations	(0.48)		0.74	0.95	0.83	1.03

Less Distributions:
From investment income	(0.36)		(0.34)	(0.45)	(0.44)	(0.57)
From capital gains	—		—	—	—	(0.04)

Total Distributions	(0.36)		(0.34)	(0.45)	(0.44)	(0.61)

Net Increase/(Decrease) in Net Asset Value	(0.84)		0.40	0.50	0.39	0.42

Net Asset Value, End of Period	$10.86	(c)	$11.70	$11.30	$10.80	$10.41

Total Return	(4.19	)%(c)	6.64%	8.98%	8.03%	10.69%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$6,794		$9,563	$17,316	$12,220	$18,176
Ratios to Average Net Assets:
Net investment income	0.30%		1.86%	3.66%	3.11%	5.90%
Operating expenses	1.06%		0.83%	0.88%	0.91%	1.04%
Portfolio Turnover Rate	222%		149%	157%	133%	463%

(a) Prior to May 1, 2010, the Forward Investment Grade Fixed-Income Fund was known as the Accessor Investment Grade Fixed-Income Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the total return based on the net asset value may differ from the net asset value and total return for shareholder transactions.

December 31, 2013	110	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Investment Grade Fixed-Income Fund

	Class Z
	Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)	Period Ended December 31, 2009(b)
Net Asset Value, Beginning of Period	$11.68		$11.29	$10.79	$10.40	$9.65
Income/(Loss) from Operations:
Net investment income(c)	0.04		0.22	0.42	0.35	0.31
Net realized and unrealized gain/(loss) on investments	(0.51)		0.52	0.54	0.49	0.79

Total from Investment Operations	(0.47)		0.74	0.96	0.84	1.10

Less Distributions:
From investment income	(0.37)		(0.35)	(0.46)	(0.45)	(0.35)

Total Distributions	(0.37)		(0.35)	(0.46)	(0.45)	(0.35)

Net Increase/(Decrease) in Net Asset Value	(0.84)		0.39	0.50	0.39	0.75

Net Asset Value, End of Period	$10.84	(d)	$11.68	$11.29	$10.79	$10.40

Total Return	(4.10	)%(d)	6.67%	9.10%	8.17%	11.56	%(e)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$17,990		$35,860	$59,371	$88,997	$90,944
Ratios to Average Net Assets:
Net investment income	0.39%		1.93%	3.84%	3.26%	4.60	%(f)
Operating expenses	0.96%		0.73%	0.77%	0.80%	0.89	%(f)
Portfolio Turnover Rate	222%		149%	157%	133%	463	%(g)

(a) Prior to May 1, 2010, the Forward Investment Grade Fixed-Income Fund Class Z was known as the Accessor Investment Grade Fixed-Income Fund Z Class.

(b) Commenced operations on May 5, 2009.

(c) Per share amounts are based upon average shares outstanding.

(d) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the total return based on the net asset value may differ from the net asset value and total return for shareholder transactions.

(e) Not Annualized.

(f) Annualized.

(g) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2009.

See Notes to Financial Statements	111	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Total MarketPlus Fund

	Investor Class
	Year Ended December 31, 2013(a)	Year Ended December 31, 2012		Year Ended December 31, 2011(b)	Year Ended December 31, 2010(c)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$26.74	$23.09		$24.50	$23.19	$17.58
Income/(Loss) from Operations:
Net investment income/(loss)(d)	(0.13)	(0.14)		0.05	0.06	0.04
Net realized and unrealized gain/(loss) on investments	8.37	3.79		(1.35)	5.63	5.63

Total from Investment Operations	8.24	3.65		(1.30)	5.69	5.67

Less Distributions:
From investment income	—	—		—	(4.38)	(0.06)
From return of capital	—	—		(0.11)	—	—

Total Distributions	—	—		(0.11)	(4.38)	(0.06)

Net Increase/(Decrease) in Net Asset Value	8.24	3.65		(1.41)	1.31	5.61

Net Asset Value, End of Period	$34.98	$26.74		$23.09	$24.50	$23.19

Total Return	30.88%	15.72%		(5.37)%	24.60%	32.32%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,828	$1,950		$2,217	$2,627	$1,490
Ratios to Average Net Assets:
Net investment income/(loss) including reimbursement/waiver	(0.43)%	(0.56)%		0.21%	0.24%	0.23%
Operating expenses including reimbursement/waiver	1.25%	1.38	%(e)(f)	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	1.42%	1.38%		1.34%	1.65%	1.77%
Portfolio Turnover Rate	218%	154%		40%	169%	84%

(a) Prior to May 1, 2013, the Forward Total MarketPlus Fund was known as the Forward Extended MarketPlus Fund.

(b) Prior to May 1, 2011, the Forward Extended MarketPlus Fund was known as the Forward SMIDPlus Fund.

(c) Prior to September 20, 2010, the Forward SMIDPlus Fund was known as the Forward Small to Mid Cap Fund. Prior to May 1, 2010, the Forward Small to Mid Cap Fund was known as the Accessor Small to Mid Cap Fund.

(d) Per share amounts are based upon average shares outstanding.

(e) Affiliated management fee waiver represents less than 0.005%.

(f) Effective November 1, 2012, the Advisor agreed to limit expenses at 1.25%.

December 31, 2013	112	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Total MarketPlus Fund

	Institutional Class
	Year Ended December 31, 2013(a)	Year Ended December 31, 2012		Year Ended December 31, 2011(b)	Year Ended December 31, 2010(c)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$28.47	$24.51		$25.93	$24.32	$18.42
Income/(Loss) from Operations:
Net investment income/(loss)(d)	(0.04)	(0.04)		0.16	0.15	0.13
Net realized and unrealized gain/(loss) on investments	8.96	4.00		(1.42)	5.94	5.90

Total from Investment Operations	8.92	3.96		(1.26)	6.09	6.03

Less Distributions:
From investment income	—	—		—	(4.48)	(0.13)
From return of capital	—	—		(0.16)	—	—

Total Distributions	—	—		(0.16)	(4.48)	(0.13)

Net Increase/(Decrease) in Net Asset Value	8.92	3.96		(1.42)	1.61	5.90

Net Asset Value, End of Period	$37.39	$28.47		$24.51	$25.93	$24.32

Total Return	31.33%	16.16%		(4.94)%	25.13%	32.90%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$21,636	$25,416		$98,153	$116,005	$126,090
Ratios to Average Net Assets:
Net investment income/(loss) including reimbursement/waiver	(0.11)%	(0.15)%		0.62%	0.58%	0.68%
Operating expenses including reimbursement/waiver	0.85%	0.99	%(e)(f)	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	1.02%	0.99%		0.94%	1.26%	1.33%
Portfolio Turnover Rate	218%	154%		40%	169%	84%

(a) Prior to May 1, 2013, the Forward Total MarketPlus Fund was known as the Forward Extended MarketPlus Fund.

(b) Prior to May 1, 2011, the Forward Extended MarketPlus Fund was known as the Forward SMIDPlus Fund.

(c) Prior to September 20, 2010, the Forward SMIDPlus Fund was known as the Forward Small to Mid Cap Fund. Prior to May 1, 2010, the Forward Small to Mid Cap Fund was known as the Accessor Small to Mid Cap Fund.

(d) Per share amounts are based upon average shares outstanding.

(e) Affiliated management fee waiver represents less than 0.005%.

(f) Effective November 1, 2012, the Advisor agreed to limit expenses at 0.85%.

See Notes to Financial Statements	113	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Total MarketPlus Fund

	Class Z
	Year Ended December 31, 2013(a)	Year Ended December 31, 2012		Year Ended December 31, 2011(b)	Year Ended December 31, 2010(c)	Period Ended December 31, 2009(d)
Net Asset Value, Beginning of Period	$28.53	$24.52		$25.93	$24.31	$19.31
Income/(Loss) from Operations:
Net investment income/(loss)(e)	(0.03)	(0.01)		0.22	0.17	0.09
Net realized and unrealized gain/(loss) on investments	9.00	4.02		(1.46)	5.96	5.00

Total from Investment Operations	8.97	4.01		(1.24)	6.13	5.09

Less Distributions:
From investment income	—	—		—	(4.51)	(0.09)
From return of capital	—	—		(0.17)	—	—

Total Distributions	—	—		(0.17)	(4.51)	(0.09)

Net Increase/(Decrease) in Net Asset Value	8.97	4.01		(1.41)	1.62	5.00

Net Asset Value, End of Period	$37.50	$28.53		$24.52	$25.93	$24.31

Total Return	31.53%	16.27%		(4.85)%	25.32%	26.43	%(f)
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$17,511	$2,068		$10,416	$42,067	$41,580
Ratios to Average Net Assets:
Net investment income/(loss) including reimbursement/waiver	(0.10)%	(0.03)%		0.82%	0.67%	0.60	%(g)
Operating expenses including reimbursement/waiver	0.75%	0.89	%(h)(i)	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	0.90%	0.90%		0.83%	1.17%	1.24	%(g)
Portfolio Turnover Rate	218%	154%		40%	169%	84	%(j)

(a) Prior to May 1, 2013, the Forward Total MarketPlus Fund was known as the Forward Extended MarketPlus Fund.

(b) Prior to May 1, 2011, the Forward Extended MarketPlus Fund was known as the Forward SMIDPlus Fund.

(c) Prior to September 20, 2010, the Forward SMIDPlus Fund was known as the Forward Small to Mid Cap Fund. Prior to May 1, 2010, the Forward Small to Mid Cap Fund Class Z was known as the Accessor Small to Mid Cap Fund Z Class.

(d) Commenced operations on May 5, 2009.

(e) Per share amounts are based upon average shares outstanding.

(f) Not Annualized.

(g) Annualized.

(h) Affiliated management fee waiver represents less than 0.005%.

(i) Effective November 1, 2012, the Advisor agreed to limit expenses at 0.75%.

(j) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2009.

December 31, 2013	114	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward U.S. Government Money Fund

	Investor Class
	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010(a)		Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income/(Loss) from Operations:
Net investment income(b)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)
Net realized and unrealized gain/(loss) on investments	(0.00	)(c)	0.00	(c)	—		—		0.00	(c)

Total from Investment Operations	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)

Less Distributions:
From investment income	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)(d)	(0.00	)(c)

Total Distributions	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)

Net Increase in Net Asset Value	0.00		0.00		0.00		0.00		0.00

Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return	0.01%		0.04%		0.01%		0.05	%(d)	0.18%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,066		$1,696		$1,098		$2,419		$3,948
Ratios to Average Net Assets:
Net investment income including waiver	0.01%		0.04%		0.02%		0.05%		0.21%
Operating expenses including waiver	0.25%		0.25%		0.18%		0.24%		0.57%
Net investment loss excluding waiver	(0.80)%		(0.69)%		(0.70)%		(0.69)%		(0.22)%
Operating expenses excluding waiver	1.06%		0.98%		0.90%		0.98%		1.00%

(a) Prior to May 1, 2010, the Forward U.S. Government Money Fund was known as the Accessor U.S. Government Money Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) These amounts include a prior year undistributed income amount that was required to be distributed in the current year to meet tax requirements. The effect on the distributions from net investment income and total return was less than $0.005 and 0.01%, respectively.

See Notes to Financial Statements	115	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward U.S. Government Money Fund

	Institutional Class
	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010(a)		Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income/(Loss) from Operations:
Net investment income(b)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)
Net realized and unrealized gain/(loss) on investments	(0.00	)(c)	0.00	(c)	—		—		0.00	(c)

Total from Investment Operations	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(d)	0.00	(c)

Less Distributions:
From investment income	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)(d)	(0.00	)(c)

Total Distributions	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)

Net Increase in Net Asset Value	0.00		0.00		0.00		0.00		0.00

Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return	0.01%		0.04%		0.01%		0.05	%(d)	0.26%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$69,135		$95,796		$189,465		$221,270		$275,448
Ratios to Average Net Assets:
Net investment income including waiver	0.01%		0.04%		0.01%		0.05%		0.28%
Operating expenses including waiver	0.25%		0.25%		0.18%		0.24%		0.44%
Net investment income/(loss) excluding waiver	(0.30)%		(0.18)%		(0.21)%		(0.19)%		0.22%
Operating expenses excluding waiver	0.56%		0.47%		0.40%		0.48%		0.50%

(a) Prior to May 1, 2010, the Forward U.S. Government Money Fund was known as the Accessor U.S. Government Money Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) These amounts include a prior year undistributed income amount that was required to be distributed in the current year to meet tax requirements. The effect on the distributions from net investment income and total return was less than $0.005 and 0.01%, respectively.

December 31, 2013	116	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward U.S. Government Money Fund

	Class A
	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010(a)		Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income/(Loss) from Operations:
Net investment income(b)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)
Net realized and unrealized gain/(loss) on investments	(0.00	)(c)	0.00	(c)	—		—		—

Total from Investment Operations	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)

Less Distributions:
From investment income	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)(d)	(0.00	)(c)

Total Distributions	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)

Net Increase in Net Asset Value	0.00		0.00		0.00		0.00		0.00

Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return	0.01%		0.04%		0.01%		0.05	%(d)	0.20%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,530		$1,413		$1,576		$1,529		$594
Ratios to Average Net Assets:
Net investment income including waiver	0.01%		0.04%		0.01%		0.05%		0.22%
Operating expenses including waiver	0.25%		0.25%		0.18%		0.22%		0.52%
Net investment loss excluding waiver	(0.55)%		(0.43)%		(0.46)%		(0.46)%		(0.02)%
Operating expenses excluding waiver	0.81%		0.72%		0.65%		0.73%		0.75%

(a) Prior to May 1, 2010, the Forward U.S. Government Money Fund Class A was known as the Accessor U.S. Government Money Fund A Class.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) These amounts include a prior year undistributed income amount that was required to be distributed in the current year to meet tax requirements. The effect on the distributions from net investment income and total return was less than $0.005 and 0.01%, respectively.

See Notes to Financial Statements	117	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward U.S. Government Money Fund

	Class C
	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010(a)		Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income/(Loss) from Operations:
Net investment income(b)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)
Net realized and unrealized gain/(loss) on investments	(0.00	)(c)	0.00	(c)	—		—		—

Total from Investment Operations	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)

Less Distributions:
From investment income	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)(d)	(0.00	)(c)

Total Distributions	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)

Net Increase in Net Asset Value	0.00		0.00		0.00		0.00		0.00

Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return(e)	0.01%		0.04%		0.01%		0.05	%(d)	0.16%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$2,398		$1,478		$5,159		$993		$1,252
Ratios to Average Net Assets:
Net investment income including waiver	0.01%		0.03%		0.01%		0.05%		0.17%
Operating expenses including waiver	0.25%		0.25%		0.17%		0.24%		0.56%
Net investment loss excluding waiver	(1.30)%		(1.18)%		(1.21)%		(1.19)%		(0.77)%
Operating expenses excluding waiver	1.56%		1.46%		1.39%		1.48%		1.50%

(a) Prior to May 1, 2010, the Forward U.S. Government Money Fund Class C was known as the Accessor U.S. Government Money Fund C Class.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) These amounts include a prior year undistributed income amount that was required to be distributed in the current year to meet tax requirements. The effect on the distributions from net investment income and total return was less than $0.005 and 0.01%, respectively.

(e) Total return does not reflect the effect of sales charges.

December 31, 2013	118	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward U.S. Government Money Fund

	Class Z
	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010(a)		Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income/(Loss) from Operations:
Net investment income(b)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)
Net realized and unrealized gain/(loss) on investments	(0.00	)(c)	0.00	(c)	—		0.00	(c)	0.00	(c)

Total from Investment Operations	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)

Less Distributions:
From investment income	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)(d)	(0.00	)(c)

Total Distributions	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)

Net Increase in Net Asset Value	0.00		0.00		0.00		0.00		0.00

Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return	0.01%		0.04%		0.01%		0.08	%(d)	0.45%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$2,621		$3,164		$257,898		$307,986		$435,856
Ratios to Average Net Assets:
Net investment income including waiver	0.01%		0.02%		0.02%		0.08%		0.51%
Operating expenses including waiver	0.25%		0.24%		0.18%		0.21%		0.25%
Net investment income/(loss) excluding waiver	(0.05)%		0.00	%(f)	(0.01)%		0.06%		0.50%
Operating expenses excluding waiver	0.31%		0.26%		0.21%		0.23%		0.25%

(a) Prior to May 1, 2010, the Forward U.S. Government Money Fund Class Z was known as the Accessor U.S. Government Money Fund Z Class.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) These amounts include a prior year undistributed income amount that was required to be distributed in the current year to meet tax requirements. The effect on the distributions from net investment income and total return was less than $0.005 and 0.01%, respectively.

See Notes to Financial Statements	119	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Balanced Allocation Fund

	Investor Class
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$14.94	$13.96	$15.18	$14.56	$12.47
Income/(Loss) from Operations:
Net investment income(b)	0.44	0.33	0.33	0.69	0.41
Net realized and unrealized gain/(loss) on investments	0.42	1.02	(0.83)	0.61	2.09

Total from Investment Operations	0.86	1.35	(0.50)	1.30	2.50

Less Distributions:
From investment income	(0.47)	(0.37)	(0.34)	(0.68)	(0.41)
From capital gains	—	—	(0.38)	—	—

Total Distributions	(0.47)	(0.37)	(0.72)	(0.68)	(0.41)

Net Increase/(Decrease) in Net Asset Value	0.39	0.98	(1.22)	0.62	2.09

Net Asset Value, End of Period	$15.33	$14.94	$13.96	$15.18	$14.56

Total Return	5.83%	9.71%	(3.34)%	9.05%	20.38%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$2,610	$4,146	$8,503	$12,898	$13,137
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	2.87%	2.23%	2.15%	4.64%	3.07%
Operating expenses including expense paid directly by the advisor(c)	0.77%	0.75%	0.68%	0.63%	0.67%
Net investment income excluding expense paid directly by the advisor	2.77%	2.12%	2.04%	4.53%	2.99%
Operating expenses excluding expense paid directly by the advisor(c)	0.87%	0.86%	0.79%	0.74%	0.75%
Portfolio Turnover Rate	46%	81%	78%	55%	28%

(a) Prior to May 1, 2010, the Forward Balanced Allocation Fund was known as the Accessor Balanced Allocation Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2013	120	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Balanced Allocation Fund

	Institutional Class
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$14.95	$13.97	$15.19	$14.57	$12.48
Income/(Loss) from Operations:
Net investment income(b)	0.52	0.41	0.39	0.70	0.48
Net realized and unrealized gain/(loss) on investments	0.42	1.01	(0.81)	0.68	2.09

Total from Investment Operations	0.94	1.42	(0.42)	1.38	2.57

Less Distributions:
From investment income	(0.55)	(0.44)	(0.42)	(0.76)	(0.48)
From capital gains	—	—	(0.38)	—	—

Total Distributions	(0.55)	(0.44)	(0.80)	(0.76)	(0.48)

Net Increase/(Decrease) in Net Asset Value	0.39	0.98	(1.22)	0.62	2.09

Net Asset Value, End of Period	$15.34	$14.95	$13.97	$15.19	$14.57

Total Return	6.37%	10.26%	(2.84)%	9.59%	20.97%
Ratios/Supplemental Data:
Net Assets, End of Period (in 000s)	$16,014	$24,207	$35,935	$70,749	$76,923
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	3.40%	2.78%	2.55%	4.74%	3.58%
Operating expenses including expense paid directly by the advisor(c)	0.27%	0.25%	0.17%	0.13%	0.17%
Net investment income excluding expense paid directly by the advisor	3.30%	2.67%	2.44%	4.63%	3.50%
Operating expenses excluding expense paid directly by the advisor(c)	0.37%	0.36%	0.28%	0.24%	0.25%
Portfolio Turnover Rate	46%	81%	78%	55%	28%

(a) Prior to May 1, 2010, the Forward Balanced Allocation Fund was known as the Accessor Balanced Allocation Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	121	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Balanced Allocation Fund

	Class A
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$14.93	$13.95	$15.17	$14.56	$12.46
Income/(Loss) from Operations:
Net investment income(b)	0.48	0.38	0.30	0.67	0.42
Net realized and unrealized gain/(loss) on investments	0.41	0.99	(0.78)	0.64	2.11

Total from Investment Operations	0.89	1.37	(0.48)	1.31	2.53

Less Distributions:
From investment income	(0.50)	(0.39)	(0.36)	(0.70)	(0.43)
From capital gains	—	—	(0.38)	—	—

Total Distributions	(0.50)	(0.39)	(0.74)	(0.70)	(0.43)

Net Increase/(Decrease) in Net Asset Value	0.39	0.98	(1.22)	0.61	2.10

Net Asset Value, End of Period	$15.32	$14.93	$13.95	$15.17	$14.56

Total Return(c)	6.00%	9.89%	(3.21)%	9.14%	20.66%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$4,886	$5,904	$6,230	$20,392	$21,999
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	3.16%	2.60%	1.93%	4.55%	3.17%
Operating expenses including expense paid directly by the advisor(d)	0.62%	0.60%	0.51%	0.48%	0.52%
Net investment income excluding expense paid directly by the advisor	3.06%	2.50%	1.82%	4.44%	3.09%
Operating expenses excluding expense paid directly by the advisor(d)	0.72%	0.70%	0.62%	0.59%	0.60%
Portfolio Turnover Rate	46%	81%	78%	55%	28%

(a) Prior to May 1, 2010, the Forward Balanced Allocation Fund Class A was known as the Accessor Balanced Allocation Fund A Class.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2013	122	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Balanced Allocation Fund

	Class C
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$14.91	$13.93	$15.15	$14.54	$12.45
Income/(Loss) from Operations:
Net investment income(b)	0.37	0.28	0.25	0.62	0.35
Net realized and unrealized gain/(loss) on investments	0.41	0.99	(0.83)	0.60	2.09

Total from Investment Operations	0.78	1.27	(0.58)	1.22	2.44

Less Distributions:
From investment income	(0.39)	(0.29)	(0.26)	(0.61)	(0.35)
From capital gains	—	—	(0.38)	—	—

Total Distributions	(0.39)	(0.29)	(0.64)	(0.61)	(0.35)

Net Increase/(Decrease) in Net Asset Value	0.39	0.98	(1.22)	0.61	2.09

Net Asset Value, End of Period	$15.30	$14.91	$13.93	$15.15	$14.54

Total Return(c)	5.30%	9.18%	(3.84)%	8.45%	19.82%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$6,639	$9,884	$11,984	$17,005	$15,548
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	2.41%	1.89%	1.68%	4.17%	2.64%
Operating expenses including expense paid directly by the advisor(d)	1.27%	1.25%	1.18%	1.13%	1.17%
Net investment income excluding expense paid directly by the advisor	2.31%	1.79%	1.57%	4.06%	2.56%
Operating expenses excluding expense paid directly by the advisor(d)	1.37%	1.35%	1.29%	1.24%	1.25%
Portfolio Turnover Rate	46%	81%	78%	55%	28%

(a) Prior to May 1, 2010, the Forward Balanced Allocation Fund Class C was known as the Accessor Balanced Allocation Fund C Class.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	123	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth & Income Allocation Fund

	Investor Class
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$15.02	$13.94	$14.82	$14.15	$11.95
Income/(Loss) from Operations:
Net investment income(b)	0.46	0.30	0.24	0.70	0.35
Net realized and unrealized gain/(loss) on investments	0.74	1.15	(0.79)	0.67	2.23

Total from Investment Operations	1.20	1.45	(0.55)	1.37	2.58

Less Distributions:
From investment income	(0.48)	(0.37)	(0.27)	(0.70)	(0.38)
From capital gains	—	—	(0.06)	—	—

Total Distributions	(0.48)	(0.37)	(0.33)	(0.70)	(0.38)

Net Increase/(Decrease) in Net Asset Value	0.72	1.08	(0.88)	0.67	2.20

Net Asset Value, End of Period	$15.74	$15.02	$13.94	$14.82	$14.15

Total Return	8.06%	10.46%	(3.74)%	9.76%	21.84%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$3,881	$4,540	$7,527	$13,031	$12,083
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	2.97%	2.04%	1.63%	4.86%	2.80%
Operating expenses including expense paid directly by the advisor(c)	0.78%	0.75%	0.71%	0.66%	0.68%
Net investment income excluding expense paid directly by the advisor	2.87%	1.92%	1.50%	4.73%	2.70%
Operating expenses excluding expense paid directly by the advisor(c)	0.88%	0.87%	0.84%	0.79%	0.78%
Portfolio Turnover Rate	62%	84%	79%	47%	28%

(a) Prior to May 1, 2010, the Forward Growth & Income Allocation Fund was known as the Accessor Growth & Income Allocation Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2013	124	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth & Income Allocation Fund

	Institutional Class
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$15.04	$13.96	$14.84	$14.17	$11.97
Income/(Loss) from Operations:
Net investment income(b)	0.52	0.39	0.31	0.69	0.44
Net realized and unrealized gain/(loss) on investments	0.76	1.14	(0.78)	0.75	2.20

Total from Investment Operations	1.28	1.53	(0.47)	1.44	2.64

Less Distributions:
From investment income	(0.56)	(0.45)	(0.35)	(0.77)	(0.44)
From capital gains	—	—	(0.06)	—	—

Total Distributions	(0.56)	(0.45)	(0.41)	(0.77)	(0.44)

Net Increase/(Decrease) in Net Asset Value	0.72	1.08	(0.88)	0.67	2.20

Net Asset Value, End of Period	$15.76	$15.04	$13.96	$14.84	$14.17

Total Return	8.61%	11.05%	(3.22)%	10.28%	22.39%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$11,458	$16,273	$24,909	$43,690	$51,974
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	3.33%	2.65%	2.08%	4.74%	3.43%
Operating expenses including expense paid directly by the advisor(c)	0.28%	0.25%	0.21%	0.16%	0.18%
Net investment income excluding expense paid directly by the advisor	3.23%	2.53%	1.95%	4.61%	3.33%
Operating expenses excluding expense paid directly by the advisor(c)	0.38%	0.37%	0.34%	0.29%	0.29%
Portfolio Turnover Rate	62%	84%	79%	47%	28%

(a) Prior to May 1, 2010, the Forward Growth & Income Allocation Fund was known as the Accessor Growth & Income Allocation Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	125	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth & Income Allocation Fund

	Class A
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$14.99	$13.92	$14.80	$14.13	$11.93
Income/(Loss) from Operations:
Net investment income(b)	0.47	0.37	0.28	0.68	0.37
Net realized and unrealized gain/(loss) on investments	0.75	1.10	(0.81)	0.71	2.23

Total from Investment Operations	1.22	1.47	(0.53)	1.39	2.60

Less Distributions:
From investment income	(0.50)	(0.40)	(0.29)	(0.72)	(0.40)
From capital gains	—	—	(0.06)	—	—

Total Distributions	(0.50)	(0.40)	(0.35)	(0.72)	(0.40)

Net Increase/(Decrease) in Net Asset Value	0.72	1.07	(0.88)	0.67	2.20

Net Asset Value, End of Period	$15.71	$14.99	$13.92	$14.80	$14.13

Total Return(c)	8.23%	10.62%	(3.59)%	9.92%	22.04%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$9,262	$12,222	$12,691	$17,864	$19,428
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	3.00%	2.53%	1.87%	4.69%	2.95%
Operating expenses including expense paid directly by the advisor(d)	0.63%	0.60%	0.56%	0.51%	0.53%
Net investment income excluding expense paid directly by the advisor	2.90%	2.42%	1.74%	4.56%	2.85%
Operating expenses excluding expense paid directly by the advisor(d)	0.73%	0.71%	0.69%	0.64%	0.63%
Portfolio Turnover Rate	62%	84%	79%	47%	28%

(a) Prior to May 1, 2010, the Forward Growth & Income Allocation Fund Class A was known as the Accessor Growth & Income Allocation Fund A Class.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2013	126	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth & Income Allocation Fund

	Class C
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$14.99	$13.90	$14.77	$14.11	$11.91
Income/(Loss) from Operations:
Net investment income(b)	0.36	0.23	0.17	0.60	0.29
Net realized and unrealized gain/(loss) on investments	0.75	1.15	(0.79)	0.68	2.22

Total from Investment Operations	1.11	1.38	(0.62)	1.28	2.51

Less Distributions:
From investment income	(0.39)	(0.29)	(0.19)	(0.62)	(0.31)
From capital gains	—	—	(0.06)	—	—

Total Distributions	(0.39)	(0.29)	(0.25)	(0.62)	(0.31)

Net Increase/(Decrease) in Net Asset Value	0.72	1.09	(0.87)	0.66	2.20

Net Asset Value, End of Period	$15.71	$14.99	$13.90	$14.77	$14.11

Total Return(c)	7.56%	9.89%	(4.19)%	9.16%	21.20%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$10,385	$14,466	$22,529	$32,334	$33,843
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	2.35%	1.57%	1.18%	4.20%	2.32%
Operating expenses including expense paid directly by the advisor(d)	1.28%	1.25%	1.21%	1.16%	1.18%
Net investment income excluding expense paid directly by the advisor	2.25%	1.45%	1.05%	4.07%	2.22%
Operating expenses excluding expense paid directly by the advisor(d)	1.38%	1.37%	1.34%	1.29%	1.28%
Portfolio Turnover Rate	62%	84%	79%	47%	28%

(a) Prior to May 1, 2010, the Forward Growth & Income Allocation Fund Class C was known as the Accessor Growth & Income Allocation Fund C Class.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	127	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth Allocation Fund

	Investor Class
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$14.09	$12.94	$14.71	$13.99	$11.61
Income/(Loss) from Operations:
Net investment income(b)	0.42	0.33	0.12	0.69	0.28
Net realized and unrealized gain/(loss) on investments	0.83	1.22	(0.98)	0.74	2.41

Total from Investment Operations	1.25	1.55	(0.86)	1.43	2.69

Less Distributions:
From investment income	(0.43)	(0.40)	(0.13)	(0.71)	(0.31)
From capital gains	—	—	(0.78)	—	—

Total Distributions	(0.43)	(0.40)	(0.91)	(0.71)	(0.31)

Net Increase/(Decrease) in Net Asset Value	0.82	1.15	(1.77)	0.72	2.38

Net Asset Value, End of Period	$14.91	$14.09	$12.94	$14.71	$13.99

Total Return	8.98%	12.09%	(5.82)%	10.25%	23.35%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$3,323	$4,408	$7,853	$12,728	$12,610
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	2.82%	2.37%	0.86%	4.87%	2.26%
Operating expenses including expense paid directly by the advisor(c)	0.79%	0.76%	0.71%	0.68%	0.68%
Net investment income excluding expense paid directly by the advisor	2.72%	2.26%	0.72%	4.73%	2.16%
Operating expenses excluding expense paid directly by the advisor(c)	0.89%	0.87%	0.85%	0.82%	0.78%
Portfolio Turnover Rate	83%	89%	84%	70%	32%

(a) Prior to May 1, 2010, the Forward Growth Allocation Fund was known as the Accessor Growth Allocation Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2013	128	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth Allocation Fund

	Institutional Class
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$14.09	$12.94	$14.72	$14.00	$11.61
Income/(Loss) from Operations:
Net investment income(b)	0.56	0.39	0.19	0.72	0.36
Net realized and unrealized gain/(loss) on investments	0.77	1.24	(0.98)	0.78	2.40

Total from Investment Operations	1.33	1.63	(0.79)	1.50	2.76

Less Distributions:
From investment income	(0.51)	(0.48)	(0.21)	(0.78)	(0.37)
From capital gains	—	—	(0.78)	—	—

Total Distributions	(0.51)	(0.48)	(0.99)	(0.78)	(0.37)

Net Increase/(Decrease) in Net Asset Value	0.82	1.15	(1.78)	0.72	2.39

Net Asset Value, End of Period	$14.91	$14.09	$12.94	$14.72	$14.00

Total Return	9.54%	12.73%	(5.39)%	10.79%	24.04%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$18,203	$13,631	$24,550	$44,027	$50,952
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	3.78%	2.85%	1.28%	5.06%	2.95%
Operating expenses including expense paid directly by the advisor(c)	0.28%	0.26%	0.21%	0.18%	0.18%
Net investment income excluding expense paid directly by the advisor	3.68%	2.73%	1.14%	4.92%	2.85%
Operating expenses excluding expense paid directly by the advisor(c)	0.38%	0.38%	0.35%	0.32%	0.28%
Portfolio Turnover Rate	83%	89%	84%	70%	32%

(a) Prior to May 1, 2010, the Forward Growth Allocation Fund was known as the Accessor Growth Allocation Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	129	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth Allocation Fund

	Class A
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$14.08	$12.94	$14.72	$13.99	$11.61
Income/(Loss) from Operations:
Net investment income(b)	0.46	0.38	0.17	0.66	0.31
Net realized and unrealized gain/(loss) on investments	0.81	1.19	(1.01)	0.80	2.40

Total from Investment Operations	1.27	1.57	(0.84)	1.46	2.71

Less Distributions:
From investment income	(0.45)	(0.43)	(0.16)	(0.73)	(0.33)
From capital gains	—	—	(0.78)	—	—

Total Distributions	(0.45)	(0.43)	(0.94)	(0.73)	(0.33)

Net Increase/(Decrease) in Net Asset Value	0.82	1.14	(1.78)	0.73	2.38

Net Asset Value, End of Period	$14.90	$14.08	$12.94	$14.72	$13.99

Total Return(c)	9.15%	12.25%	(5.73)%	10.48%	23.53%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$10,058	$10,553	$12,709	$17,670	$20,268
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	3.12%	2.78%	1.14%	4.61%	2.52%
Operating expenses including expense paid directly by the advisor(d)	0.64%	0.61%	0.56%	0.53%	0.53%
Net investment income excluding expense paid directly by the advisor	3.02%	2.67%	1.00%	4.47%	2.42%
Operating expenses excluding expense paid directly by the advisor(d)	0.74%	0.72%	0.70%	0.67%	0.63%
Portfolio Turnover Rate	83%	89%	84%	70%	32%

(a) Prior to May 1, 2010, the Forward Growth Allocation Fund Class A was known as the Accessor Growth Allocation Fund A Class.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2013	130	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth Allocation Fund

	Class C
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$13.96	$12.83	$14.63	$13.92	$11.55
Income/(Loss) from Operations:
Net investment income(b)	0.34	0.27	0.07	0.56	0.23
Net realized and unrealized gain/(loss) on investments	0.84	1.21	(0.99)	0.78	2.39

Total from Investment Operations	1.18	1.48	(0.92)	1.34	2.62

Less Distributions:
From investment income	(0.36)	(0.35)	(0.10)	(0.63)	(0.25)
From capital gains	—	—	(0.78)	—	—

Total Distributions	(0.36)	(0.35)	(0.88)	(0.63)	(0.25)

Net Increase/(Decrease) in Net Asset Value	0.82	1.13	(1.80)	0.71	2.37

Net Asset Value, End of Period	$14.78	$13.96	$12.83	$14.63	$13.92

Total Return(c)	8.49%	11.57%	(6.31)%	9.67%	22.79%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$10,881	$14,018	$20,321	$27,871	$30,775
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	2.30%	2.00%	0.50%	3.97%	1.88%
Operating expenses including expense paid directly by the advisor(d)	1.29%	1.26%	1.21%	1.18%	1.18%
Net investment income excluding expense paid directly by the advisor	2.20%	1.89%	0.36%	3.83%	1.78%
Operating expenses excluding expense paid directly by the advisor(d)	1.39%	1.37%	1.35%	1.32%	1.28%
Portfolio Turnover Rate	83%	89%	84%	70%	32%

(a) Prior to May 1, 2010, the Forward Growth Allocation Fund Class C was known as the Accessor Growth Allocation Fund C Class.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	131	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income & Growth Allocation Fund

	Investor Class
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)		Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$15.24	$14.26	$14.93	$14.39		$12.60
Income/(Loss) from Operations:
Net investment income(b)	0.40	0.35	0.41	0.58		0.45
Net realized and unrealized gain/(loss) on investments	0.07	1.05	(0.58)	0.55		1.80

Total from Investment Operations	0.47	1.40	(0.17)	1.13		2.25

Less Distributions:
From investment income	(0.45)	(0.42)	(0.45)	(0.59)		(0.46)
From capital gains	(1.05)	—	(0.05)	(0.00	)(c)	—

Total Distributions	(1.50)	(0.42)	(0.50)	(0.59)		(0.46)

Net Increase/(Decrease) in Net Asset Value	(1.03)	0.98	(0.67)	0.54		1.79

Net Asset Value, End of Period	$14.21	$15.24	$14.26	$14.93		$14.39

Total Return	3.18%	9.88%	(1.17)%	7.96%		18.08%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$661	$1,224	$2,918	$4,821		$4,725
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	2.60%	2.33%	2.73%	3.96%		3.40%
Operating expenses including expense paid directly by the advisor(d)	0.88%	0.69%	0.68%	0.69%		0.75%
Net investment income excluding expense paid directly by the advisor	2.50%	2.23%	2.63%	3.86%		3.32%
Operating expenses excluding expense paid directly by the advisor(d)	0.98%	0.79%	0.78%	0.79%		0.83%
Portfolio Turnover Rate	38%	83%	95%	53%		25%

(a) Prior to May 1, 2010 the Forward Income & Growth Fund was known as the Accessor Income & Growth Allocation Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2013	132	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income & Growth Allocation Fund

	Institutional Class
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)		Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$15.25	$14.27	$14.94	$14.41		$12.61
Income/(Loss) from Operations:
Net investment income(b)	0.46	0.50	0.54	0.68		0.52
Net realized and unrealized gain/(loss) on investments	0.08	0.98	(0.63)	0.51		1.80

Total from Investment Operations	0.54	1.48	(0.09)	1.19		2.32

Less Distributions:
From investment income	(0.53)	(0.50)	(0.53)	(0.66)		(0.52)
From capital gains	(1.05)	—	(0.05)	(0.00	)(c)	—

Total Distributions	(1.58)	(0.50)	(0.58)	(0.66)		(0.52)

Net Increase/(Decrease) in Net Asset Value	(1.04)	0.98	(0.67)	0.53		1.80

Net Asset Value, End of Period	$14.21	$15.25	$14.27	$14.94		$14.41

Total Return	3.65%	10.45%	(0.66)%	8.42%		18.83%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$14,173	$59,663	$54,211	$49,947		$40,855
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	2.97%	3.32%	3.64%	4.60%		3.90%
Operating expenses including expense paid directly by the advisor(d)	0.35%	0.19%	0.18%	0.19%		0.25%
Net investment income excluding expense paid directly by the advisor	2.87%	3.22%	3.53%	4.50%		3.82%
Operating expenses excluding expense paid directly by the advisor(d)	0.45%	0.29%	0.29%	0.29%		0.33%
Portfolio Turnover Rate	38%	83%	95%	53%		25%

(a) Prior to May 1, 2010 the Forward Income & Growth Fund was known as the Accessor Income & Growth Allocation Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	133	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income & Growth Allocation Fund

	Class A
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)		Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$15.23	$14.25	$14.92	$14.39		$12.60
Income/(Loss) from Operations:
Net investment income(b)	0.49	0.43	0.42	0.58		0.46
Net realized and unrealized gain/(loss) on investments	0.01	0.99	(0.57)	0.56		1.81

Total from Investment Operations	0.50	1.42	(0.15)	1.14		2.27

Less Distributions:
From investment income	(0.48)	(0.44)	(0.47)	(0.61)		(0.48)
From capital gains	(1.05)	—	(0.05)	(0.00	)(c)	—

Total Distributions	(1.53)	(0.44)	(0.52)	(0.61)		(0.48)

Net Increase/(Decrease) in Net Asset Value	(1.03)	0.98	(0.67)	0.53		1.79

Net Asset Value, End of Period	$14.20	$15.23	$14.25	$14.92		$14.39

Total Return(d)	3.35%	10.07%	(1.02)%	8.05%		18.35%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$997	$1,085	$1,206	$2,745		$3,118
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	3.19%	2.88%	2.80%	3.96%		3.48%
Operating expenses including expense paid directly by the advisor(e)	0.74%	0.54%	0.53%	0.53%		0.61%
Net investment income excluding expense paid directly by the advisor	3.09%	2.78%	2.70%	3.85%		3.41%
Operating expenses excluding expense paid directly by the advisor(e)	0.84%	0.64%	0.63%	0.64%		0.68%
Portfolio Turnover Rate	38%	83%	95%	53%		25%

(a) Prior to May 1, 2010 the Forward Income & Growth Fund Class A was known as the Accessor Income & Growth Allocation Fund A Class.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2013	134	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income & Growth Allocation Fund

	Class C
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010(a)		Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$15.18	$14.21	$14.88	$14.35		$12.57
Income/(Loss) from Operations:
Net investment income(b)	0.34	0.32	0.37	0.50		0.37
Net realized and unrealized gain/(loss) on investments	0.06	0.99	(0.61)	0.54		1.80

Total from Investment Operations	0.40	1.31	(0.24)	1.04		2.17

Less Distributions:
From investment income	(0.37)	(0.34)	(0.38)	(0.51)		(0.39)
From capital gains	(1.05)	—	(0.05)	(0.00	)(c)	—

Total Distributions	(1.42)	(0.34)	(0.43)	(0.51)		(0.39)

Net Increase/(Decrease) in Net Asset Value	(1.02)	0.97	(0.67)	0.53		1.78

Net Asset Value, End of Period	$14.16	$15.18	$14.21	$14.88		$14.35

Total Return(d)	2.73%	9.31%	(1.65)%	7.37%		17.54%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$2,015	$4,066	$5,597	$6,744		$6,387
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	2.22%	2.14%	2.51%	3.44%		2.82%
Operating expenses including expense paid directly by the advisor(e)	1.38%	1.19%	1.18%	1.19%		1.26%
Net investment income excluding expense paid directly by the advisor	2.12%	2.04%	2.40%	3.34%		2.75%
Operating expenses excluding expense paid directly by the advisor(e)	1.48%	1.29%	1.29%	1.29%		1.33%
Portfolio Turnover Rate	38%	83%	95%	53%		25%

(a) Prior to May 1, 2010 the Forward Income & Growth Fund Class C was known as the Accessor Income & Growth Allocation Fund C Class.

(b) Per share amounts are based upon average shares outstanding.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	135	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income Builder Fund

	Investor Class
	Year Ended December 31, 2013		Year Ended December 31, 2012(a)	Year Ended December 31, 2011	Year Ended December 31, 2010(b)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$15.33		$14.50	$14.39	$13.99	$12.76
Income/(Loss) from Operations:
Net investment income(c)	0.70		0.67	0.62	0.50	0.60
Net realized and unrealized gain on investments	0.03		0.88	0.12	0.40	1.23

Total from Investment Operations	0.73		1.55	0.74	0.90	1.83

Less Distributions:
From investment income	(0.67)		(0.72)	(0.63)	(0.50)	(0.60)
From capital gains	(0.05)		—	—	—	—

Total Distributions	(0.72)		(0.72)	(0.63)	(0.50)	(0.60)

Net Increase in Net Asset Value	0.01		0.83	0.11	0.40	1.23

Net Asset Value, End of Period	$15.34		$15.33	$14.50	$14.39	$13.99

Total Return	4.80%		11.04%	5.26%	6.48%	14.58%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,867		$1,381	$2,289	$2,423	$2,040
Ratios to Average Net Assets:
Net investment income including waiver and expense paid directly by the advisor	4.50%		4.53%	4.30%	3.51%	4.45%
Operating expenses including waiver and expense paid directly by the advisor(d)	0.99	%(e)	1.07%	0.97%	0.91%	0.97%
Net investment income excluding waiver and expense paid directly by the advisor	4.43%		4.43%	4.19%	3.39%	4.37%
Operating expenses excluding waiver and expense paid directly by the advisor(d)	1.06%		1.17%	1.08%	1.02%	1.05%
Portfolio Turnover Rate	95%		135%	38%	33%	27%

(a) Prior to May 1, 2012, the Forward Income Builder Fund was known as the Forward Income Allocation Fund.

(b) Prior to May 1, 2010, the Forward Income Allocation Fund was known as the Accessor Income Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

(e) Effective May 1, 2013, the Advisor agreed to limit expenses at 0.99%.

December 31, 2013	136	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income Builder Fund

	Institutional Class
	Year Ended December 31, 2013		Year Ended December 31, 2012(a)	Year Ended December 31, 2011	Year Ended December 31, 2010(b)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$15.35		$14.51	$14.40	$14.00	$12.77
Income/(Loss) from Operations:
Net investment income(c)	0.72		0.75	0.70	0.57	0.66
Net realized and unrealized gain on investments	0.08		0.89	0.12	0.40	1.24

Total from Investment Operations	0.80		1.64	0.82	0.97	1.90

Less Distributions:
From investment income	(0.74)		(0.80)	(0.71)	(0.57)	(0.67)
From capital gains	(0.05)		—	—	—	—

Total Distributions	(0.79)		(0.80)	(0.71)	(0.57)	(0.67)

Net Increase in Net Asset Value	0.01		0.84	0.11	0.40	1.23

Net Asset Value, End of Period	$15.36		$15.35	$14.51	$14.40	$14.00

Total Return	5.34%		11.59%	5.79%	7.01%	15.14%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$8,568		$9,497	$11,545	$14,772	$13,880
Ratios to Average Net Assets:
Net investment income including waiver and expense paid directly by the advisor	4.62%		5.06%	4.81%	3.98%	4.91%
Operating expenses including waiver and expense paid directly by the advisor(d)	0.49	%(e)	0.57%	0.47%	0.40%	0.46%
Net investment income excluding waiver and expense paid directly by the advisor	4.55%		4.96%	4.69%	3.86%	4.83%
Operating expenses excluding waiver and expense paid directly by the advisor(d)	0.56%		0.67%	0.59%	0.52%	0.55%
Portfolio Turnover Rate	95%		135%	38%	33%	27%

(a) Prior to May 1, 2012, the Forward Income Builder Fund was known as the Forward Income Allocation Fund.

(b) Prior to May 1, 2010, the Forward Income Allocation Fund was known as the Accessor Income Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

(e) Effective May 1, 2013, the Advisor agreed to limit expenses at 0.49%.

See Notes to Financial Statements	137	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income Builder Fund

	Class A
	Year Ended December 31, 2013		Year Ended December 31, 2012(a)	Year Ended December 31, 2011	Year Ended December 31, 2010(b)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$15.34		$14.51	$14.39	$13.99	$12.77
Income/(Loss) from Operations:
Net investment income(c)	0.84		0.85	0.66	0.54	0.63
Net realized and unrealized gain/(loss) on investments	(0.07)		0.74	0.13	0.39	1.22

Total from Investment Operations	0.77		1.59	0.79	0.93	1.85

Less Distributions:
From investment income	(0.71)		(0.76)	(0.67)	(0.53)	(0.63)
From capital gains	(0.05)		—	—	—	—

Total Distributions	(0.76)		(0.76)	(0.67)	(0.53)	(0.63)

Net Increase in Net Asset Value	0.01		0.83	0.12	0.40	1.22

Net Asset Value, End of Period	$15.35		$15.34	$14.51	$14.39	$13.99

Total Return(d)	5.10%		11.25%	5.59%	6.75%	14.86%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$2,817		$693	$274	$830	$726
Ratios to Average Net Assets:
Net investment income including waiver and expense paid directly by the advisor	5.42%		5.73%	4.50%	3.79%	4.69%
Operating expenses including waiver and expense paid directly by the advisor(e)	0.74	%(f)	0.77%	0.70%	0.66%	0.71%
Net investment income excluding waiver and expense paid directly by the advisor	5.35%		5.62%	4.38%	3.67%	4.62%
Operating expenses excluding waiver and expense paid directly by the advisor(e)	0.81%		0.88%	0.82%	0.77%	0.79%
Portfolio Turnover Rate	95%		135%	38%	33%	27%

(a) Prior to May 1, 2012, the Forward Income Builder Fund was known as the Forward Income Allocation Fund.

(b) Prior to May 1, 2010, the Forward Income Allocation Fund Class A was known as the Accessor Income Allocation Fund A Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

(f) Effective May 1, 2013, the Advisor agreed to limit expenses at 0.74%.

December 31, 2013	138	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income Builder Fund

	Class C
	Year Ended December 31, 2013		Year Ended December 31, 2012(a)	Year Ended December 31, 2011	Year Ended December 31, 2010(b)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$15.30		$14.47	$14.36	$13.96	$12.74
Income/(Loss) from Operations:
Net investment income(c)	0.62		0.62	0.57	0.43	0.54
Net realized and unrealized gain on investments	0.02		0.86	0.10	0.40	1.21

Total from Investment Operations	0.64		1.48	0.67	0.83	1.75

Less Distributions:
From investment income	(0.60)		(0.65)	(0.56)	(0.43)	(0.53)
From capital gains	(0.05)		—	—	—	—

Total Distributions	(0.65)		(0.65)	(0.56)	(0.43)	(0.53)

Net Increase/(Decrease) in Net Asset Value	(0.01)		0.83	0.11	0.40	1.22

Net Asset Value, End of Period	$15.29		$15.30	$14.47	$14.36	$13.96

Total Return(d)	4.28%		10.45%	4.76%	5.97%	13.97%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$6,971		$5,775	$5,354	$4,653	$3,839
Ratios to Average Net Assets:
Net investment income including waiver and expense paid directly by the advisor	4.04%		4.22%	3.95%	3.02%	3.99%
Operating expenses including waiver and expense paid directly by the advisor(e)	1.48	%(f)	1.56%	1.48%	1.41%	1.47%
Net investment income excluding waiver and expense paid directly by the advisor	3.96%		4.12%	3.83%	2.91%	3.91%
Operating expenses excluding waiver and expense paid directly by the advisor(e)	1.56%		1.66%	1.60%	1.52%	1.55%
Portfolio Turnover Rate	95%		135%	38%	33%	27%

(a) Prior to May 1, 2012, the Forward Income Builder Fund was known as the Forward Income Allocation Fund.

(b) Prior to May 1, 2010, the Forward Income Allocation Fund Class C was known as the Accessor Income Allocation Fund C Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

(f) Effective May 1, 2013, the Advisor agreed to limit expenses at 1.49%.

See Notes to Financial Statements	139	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Multi-Strategy Fund

	Investor Class
	Year Ended December 31, 2013	Year Ended December 31, 2012(a)	Year Ended December 31, 2011	Year Ended December 31, 2010(b)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$13.95	$12.54	$14.01	$13.38	$10.93
Income/(Loss) from Operations:
Net investment income(c)	0.28	0.37	0.03	0.61	0.19
Net realized and unrealized gain/(loss) on investments	0.53	1.49	(1.12)	0.64	2.50

Total from Investment Operations	0.81	1.86	(1.09)	1.25	2.69

Less Distributions:
From investment income	(0.31)	(0.45)	(0.05)	(0.62)	(0.24)
From capital gains	—	—	(0.33)	—	—

Total Distributions	(0.31)	(0.45)	(0.38)	(0.62)	(0.24)

Net Increase/(Decrease) in Net Asset Value	0.50	1.41	(1.47)	0.63	2.45

Net Asset Value, End of Period	$14.45	$13.95	$12.54	$14.01	$13.38

Total Return	5.78%	15.05%	(7.72)%	9.28%	24.67%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,928	$3,009	$4,800	$7,995	$7,255
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	1.93%	2.74%	0.20%	4.52%	1.61%
Operating expenses including expense paid directly by the advisor(d)	1.12%	1.00%	0.85%	0.78%	0.75%
Net investment income excluding expense paid directly by the advisor	1.83%	2.62%	0.06%	4.38%	1.51%
Operating expenses excluding expense paid directly by the advisor(d)	1.22%	1.12%	0.99%	0.92%	0.85%
Portfolio Turnover Rate	109%	93%	104%	84%	40%

(a) Prior to December 3, 2012, the Forward Multi-Strategy Fund was known as the Forward Aggressive Growth Allocation Fund.

(b) Prior to May 1, 2010, the Forward Aggressive Growth Allocation Fund was known as the Accessor Aggressive Growth Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2013	140	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Multi-Strategy Fund

	Institutional Class
	Year Ended December 31, 2013	Year Ended December 31, 2012(a)	Year Ended December 31, 2011	Year Ended December 31, 2010(b)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$14.43	$12.94	$14.39	$13.73	$11.20
Income/(Loss) from Operations:
Net investment income(c)	0.52	0.42	0.06	0.63	0.29
Net realized and unrealized gain/(loss) on investments	0.40	1.58	(1.10)	0.72	2.53

Total from Investment Operations	0.92	2.00	(1.04)	1.35	2.82

Less Distributions:
From investment income	(0.39)	(0.51)	(0.08)	(0.69)	(0.29)
From capital gains	—	—	(0.33)	—	—

Total Distributions	(0.39)	(0.51)	(0.41)	(0.69)	(0.29)

Net Increase/(Decrease) in Net Asset Value	0.53	1.49	(1.45)	0.66	2.53

Net Asset Value, End of Period	$14.96	$14.43	$12.94	$14.39	$13.73

Total Return	6.39%	15.59%	(7.21)%	9.85%	25.26%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$10,490	$6,562	$11,518	$30,007	$32,953
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	3.48%	3.03%	0.42%	4.57%	2.40%
Operating expenses including expense paid directly by the advisor(d)	0.55%	0.50%	0.33%	0.27%	0.26%
Net investment income excluding expense paid directly by the advisor	3.38%	2.91%	0.27%	4.43%	2.30%
Operating expenses excluding expense paid directly by the advisor(d)	0.65%	0.62%	0.48%	0.41%	0.36%
Portfolio Turnover Rate	109%	93%	104%	84%	40%

(a) Prior to December 3, 2012, the Forward Multi-Strategy Fund was known as the Forward Aggressive Growth Allocation Fund.

(b) Prior to May 1, 2010, the Forward Aggressive Growth Allocation Fund was known as the Accessor Aggressive Growth Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	141	December 31, 2013

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Multi-Strategy Fund

	Class A
	Year Ended December 31, 2013	Year Ended December 31, 2012(a)	Year Ended December 31, 2011	Year Ended December 31, 2010(b)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$14.22	$12.77	$14.23	$13.58	$11.09
Income/(Loss) from Operations:
Net investment income(c)	0.33	0.44	0.07	0.54	0.24
Net realized and unrealized gain/(loss) on investments	0.52	1.48	(1.14)	0.75	2.51

Total from Investment Operations	0.85	1.92	(1.07)	1.29	2.75

Less Distributions:
From investment income	(0.33)	(0.47)	(0.06)	(0.64)	(0.26)
From capital gains	—	—	(0.33)	—	—

Total Distributions	(0.33)	(0.47)	(0.39)	(0.64)	(0.26)

Net Increase/(Decrease) in Net Asset Value	0.52	1.45	(1.46)	0.65	2.49

Net Asset Value, End of Period	$14.74	$14.22	$12.77	$14.23	$13.58

Total Return(d)	6.03%	15.17%	(7.54)%	9.51%	24.80%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$3,518	$4,150	$4,777	$7,600	$9,027
Ratios to Average Net Assets:
Net investment income including expense paid directly by the advisor	2.22%	3.18%	0.48%	3.92%	2.01%
Operating expenses including expense paid directly by the advisor(e)	0.96%	0.85%	0.70%	0.62%	0.61%
Net investment income excluding expense paid directly by the advisor	2.12%	3.06%	0.34%	3.78%	1.90%
Operating expenses excluding expense paid directly by the advisor(e)	1.06%	0.97%	0.84%	0.76%	0.71%
Portfolio Turnover Rate	109%	93%	104%	84%	40%

(a) Prior to December 3, 2012, the Forward Multi-Strategy Fund was known as the Forward Aggressive Growth Allocation Fund.

(b) Prior to May 1, 2010, the Forward Aggressive Growth Allocation Fund Class A was known as the Accessor Aggressive Growth Allocation Fund A Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2013	142	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Multi-Strategy Fund

	Class C
	Year Ended December 31, 2013	Year Ended December 31, 2012(a)	Year Ended December 31, 2011		Year Ended December 31, 2010(b)	Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$13.58	$12.23	$13.71		$13.16	$10.78
Income/(Loss) from Operations:
Net investment income/(loss)(c)	0.19	0.32	(0.00	)(d)	0.42	0.15
Net realized and unrealized gain/(loss) on investments	0.53	1.44	(1.11)		0.73	2.44

Total from Investment Operations	0.72	1.76	(1.11)		1.15	2.59

Less Distributions:
From investment income	(0.24)	(0.41)	(0.04)		(0.60)	(0.21)
From capital gains	—	—	(0.33)		—	—

Total Distributions	(0.24)	(0.41)	(0.37)		(0.60)	(0.21)

Net Increase/(Decrease) in Net Asset Value	0.48	1.35	(1.48)		0.55	2.38

Net Asset Value, End of Period	$14.06	$13.58	$12.23		$13.71	$13.16

Total Return(e)	5.29%	14.48%	(8.13)%		8.81%	23.95%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$2,428	$3,554	$4,394		$5,806	$7,086
Ratios to Average Net Assets:
Net investment income including/(loss) expense paid directly by the advisor	1.38%	2.43%	(0.00	)%(f)	3.16%	1.36%
Operating expenses including expense paid directly by the advisor(g)	1.62%	1.50%	1.36%		1.27%	1.26%
Net investment income/(loss) excluding expense paid directly by the advisor	1.28%	2.31%	(0.14)%		3.02%	1.25%
Operating expenses excluding expense paid directly by the advisor(g)	1.72%	1.62%	1.50%		1.41%	1.36%
Portfolio Turnover Rate	109%	93%	104%		84%	40%

(a) Prior to December 3, 2012, the Forward Multi-Strategy Fund was known as the Forward Aggressive Growth Allocation Fund.

(b) Prior to May 1, 2010, the Forward Aggressive Growth Allocation Fund Class C was known as the Accessor Aggressive Growth Allocation Fund C Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Amount represents less than $0.01 per share.

(e) Total return does not reflect the effect of sales charges.

(f) Amount represents less than 0.01%.

(g) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	143	December 31, 2013

Notes to Financial Statements

1. Organization

Forward Funds (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2013, the Trust has 33 registered funds. This annual report describes 11 funds offered by the Trust (each a “Fund” and, collectively, the “Funds”). The accompanying financial statements and financial highlights include the Forward Frontier Strategy Fund (“Frontier Strategy Fund”), the Forward High Yield Bond Fund (“High Yield Bond Fund”), the Forward Investment Grade Fixed-Income Fund (“Investment Grade Fixed-Income Fund”), the Forward Total MarketPlus Fund (“Total MarketPlus Fund”) (prior to May 1, 2013, known as the Forward Extended MarketPlus Fund), and the Forward U.S. Government Money Fund (“U.S. Government Money Fund”). The Forward Balanced Allocation Fund (“Balanced Allocation Fund”), the Forward Growth & Income Allocation Fund (“Growth & Income Allocation Fund”), the Forward Growth Allocation Fund (“Growth Allocation Fund”), the Forward Income & Growth Allocation Fund (“Income & Growth Allocation Fund”), the Forward Income Builder Fund (“Income Builder Fund”), and the Forward Multi-Strategy Fund (“Multi-Strategy Fund”) (collectively, the “Allocation Funds”) are also included in the accompanying financial statements and financial highlights.

The Frontier Strategy Fund seeks capital growth and invests primarily in securities with exposure to the returns of frontier markets (i.e., markets of smaller, less accessible, but still investable, countries of the developing world). The High Yield Bond Fund seeks high current income and invests primarily in lower-rated bonds. The Investment Grade Fixed-Income Fund seeks generation of current income and invests primarily in investment-grade debt securities or synthetics or other instruments (i.e., options, swaps including credit default swaps, forwards including currency forwards, and futures) that have similar economic characteristics to investment-grade debt securities. The Total MarketPlus Fund seeks capital growth and invests in synthetics or other instruments (i.e., swaps, structured notes, futures and options) that have similar economic characteristics to common stocks of all capitalization issuers, such as those in the Fund’s benchmark, the Russell 3000 Index. The U.S. Government Money Fund seeks maximum current income consistent with the preservation of principal and liquidity and invests primarily in obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, or in repurchase agreements secured by such instruments. The Balanced Allocation Fund is a “fund of funds” that seeks moderate current income and some potential capital appreciation and invests primarily in a combination of other Forward Funds, including the following types of funds: U.S. equity, frontier and emerging market, international equity, U.S. fixed-income, international fixed-income, and money market. The Growth & Income Allocation Fund is a “fund of funds” that seeks moderate potential capital appreciation and invests primarily in a combination of other Forward Funds, including the following types of funds: U.S. equity, frontier and emerging market, international equity, U.S. fixed-income, international fixed-income, and money market. The Growth Allocation Fund is a “fund of funds” that seeks high potential capital appreciation and invests primarily in a combination of other Forward Funds, including the following types of funds: U.S. equity, frontier and emerging market, international equity, U.S. fixed-income, international fixed-income, and money market. The Income & Growth Allocation Fund is a “fund of funds” that seeks high current income and some potential capital appreciation and invests primarily in a combination of other Forward Funds, including the following types of funds: U.S. fixed-income, international fixed-income, money market, U.S. equity, frontier and emerging market, and international equity. The Income Builder Fund is a “fund of funds” that seeks high current income and some stability of principal and invests primarily in a combination of other Forward Funds, including the following types of funds: U.S. fixed-income, international fixed-income, money market, U.S. equity, frontier and emerging market, global real estate, infrastructure, dividend-oriented strategies, preferred securities, and international equity. The Multi-Strategy Fund is a “fund of funds” that seeks high potential capital appreciation and invests primarily in a combination of other Forward Funds, including the following types of funds: U.S. equity, frontier and emerging market, international equity, U.S. fixed-income, international fixed-income, money market, long/short, tactical and other alternative investment strategies.

Information presented in the accompanying Funds’ financial statements pertains to the Investor Class, Institutional Class, Class A, Class C, Advisor Class (prior to May 1, 2013, known as Class M) and Class Z shares offered by the Trust.

All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

Certain Funds invest a high percentage of their assets in specific sectors of the market. As a result, the economic and regulatory developments in a particular sector of the market, positive or negative, can have a greater impact on the relevant Fund’s net asset value and may cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. The Allocation Funds are “fund of funds” that primarily invest in a combination of other Forward Funds in the Trust (“Underlying Funds”) to gain exposure to a particular portion of the market rather than purchasing securities directly. Investments in the Underlying Funds expose

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the Allocation Funds to all of the risks of the Underlying Funds and, in general, indirectly subject the Allocation Funds to a pro rata portion of the Underlying Funds’ fees and expenses.

2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds and affiliated investment companies held by the Allocation Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on December 31, 2013.

Portfolio Valuation: Portfolio securities or contracts that are listed or traded on a national securities exchange, contract market or over-the-counter market and that are freely transferable are valued at the last reported sale price or a market’s official closing price on the valuation day. If there have been no sales that day, such securities or contracts are valued at the average of the last reported bid and ask price for long positions or ask prices for short positions. If no bid or ask prices are quoted before closing, such securities or contracts are valued either at the last available sale price or at fair value in accordance with procedures established by, and under the general supervision of, the Board of Trustees.

Debt securities that have an original maturity of more than 365 days or that are credit impaired are valued on the basis of the average of the latest bid and ask price. Debt securities that have an original maturity of less than 365 days and that are not credit impaired are valued as follows: (a) maturity of 61 to 365 days, on the basis of the average of the latest bid and ask price; and (b) maturity of 60 days or less, at amortized cost.

Investments held by the U.S. Government Money Fund are valued using the amortized cost method of valuation permitted in accordance with meeting certain conditions and regulations set forth under Rule 2a-7 of the 1940 Act. Under the amortized cost method, an investment is valued at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the investment.

The Funds’ independent pricing vendors (approved by the Board of Trustees) use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing vendors may utilize a market-based approach through which quotes from market makers are used to determine value. In instances where sufficient market activity may not exist or is limited, the pricing vendors may also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the value.

In the event valuation information is not available from the Funds’ independent pricing vendors for a security held by a Fund, such security may be valued by alternate pricing methods, including the use of quotations obtained from dealers that make markets in such securities, or otherwise determined based on the fair value of such securities. To the extent that such securities do not trade on a valuation day and the last bid and ask prices are not available, the securities may be valued using matrix pricing or similar valuation methods from the Funds’ independent pricing vendors. Bonds that do not trade regularly tend to be less liquid, and their values may be determined based on alternate or fair valuation methods (approved by the Board of Trustees) more frequently than portfolio holdings that are more frequently traded.

If the Funds’ independent pricing vendors do not provide valuation information for swap contracts or structured notes held by a Fund, such swap contracts and structured notes may be valued by Forward Management, LLC, the Investment Advisor of the Funds (the “Advisor” or “Forward Management”) based on information from the structuring firm or issuer.

Futures and options on futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over-the-counter market and that are freely transferable are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter futures and options on futures contracts for which market quotations are readily available are valued based on quotes received from independent pricing vendors or one or more dealers that make markets in such securities. If quotes are not available from an independent pricing vendor or dealers, over-the-counter futures and options on futures contracts are valued using fair valuation methodologies.

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Options on securities and options on indices are valued using the last quoted sale price as of the close of the securities or commodities exchange on which they are traded. If there has been no sale that day, such securities are valued at the average of the last reported bid and ask prices on the valuation day for long positions or ask prices for short positions. Certain investments including options may trade in the over-the- counter market and generally are valued based on quotes received from independent pricing vendors or one or more dealers that make markets in such securities.

Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the last reported sale or closing price of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities is determined in good faith through consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Trustees. Certain Funds will use a fair valuation model provided by independent pricing vendors, which is intended to reflect fair value when a security’s value is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day of the NYSE. The Funds’ procedures set forth certain triggers that instruct when to use the fair valuation model. The value assigned to a security by the fair valuation model is a determination of fair value made under the Funds’ valuation procedures and under the supervision of the Board of Trustees. In such a case, a Fund’s value for a security may be different from the last sales price (or the latest closing price) and there is no guarantee that a fair valued security will be sold at the price at which a Fund is valuing the security.

Forward currency exchange contracts have a market value determined by the prevailing daily foreign currency exchange rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing vendor. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

All other securities and other assets are carried at their fair value as determined in good faith using methodologies approved by the Board of Trustees. The valuation methodologies include: analysis of recent public transactions in securities or assets of the same class or that are highly similar; analysis of recent private transactions in securities or assets of the same class or that are highly similar; analysis of information that provides a reasonable basis for valuation, such as appraisals, analysts’ reports, and valuation models; and cost, if other valuation methods are not available.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Debt Securities: Debt securities are affected primarily by the financial condition of the companies or other entities that have issued them and by changes in interest rates. There is a risk that an issuer of a Fund’s debt investments may not be able to meet its financial obligations (e.g. may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Lower rated debt securities, such as high-yield/high-risk bonds, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated debt securities. Debt securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations. The value of debt securities may fall when interest rates rise. Given the current historically low interest rate environment, the risks associated with rising interest rates are heightened and future increases in interest rates may result in periods of dramatic volatility and may negatively impact the value of debt securities. The liquidity of the market for debt securities may decrease during periods of increased volatility. Additionally, new regulations applicable to and changing business practices of broker-dealers that make markets in

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debt securities may result in those broker-dealers restricting their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such debt securities.

Collateralized Debt Obligations: Certain Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. For CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than its underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CDO senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions under the Securities Act of 1933. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in tranches of CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Commodity-Linked Notes: Certain Funds may invest in commodity-linked notes, which are derivative debt instruments whose principal and/or interest payments are linked to the price movement of a commodity, commodity index or commodity futures or option contract. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked index. Commodity index-linked investments may be more volatile and less liquid than the underlying index, and their value may be affected by the performance of the commodities as well as other factors, including liquidity, quality, maturity and other economic variables. Commodity-linked notes are typically issued by a bank or other financial institution and are sometimes referred to as structured notes because the terms of the notes may be structured by the issuer and the purchaser of the notes to accommodate the specific investment requirements of the purchaser.

Exchange-Traded Funds (“ETFs”): Certain Funds may invest in ETFs, which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the net asset value of the ETF.

Foreign Securities: Certain Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Forward Commitments: Certain Funds may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., “when-issued,” “delayed-delivery,” “forward commitment,” or “TBA transactions”) consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by a Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future or after a period longer than the customary settlement period for that type of security. No interest will be earned by a Fund on such purchases until

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the securities are delivered; however, the market value may change prior to delivery. A Fund will not engage in these transactions for investment leverage.

When-issued securities involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the value of the security or general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause a Fund to miss an advantageous price or yield.

Each Fund may enter into to-be-announced (“TBA”) sale commitments to hedge its positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, an equivalent deliverable security or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction.

Unsettled TBA sale (purchase) commitments are valued at the current market value of the underlying securities, according to the procedures described under “Portfolio Valuation” above. The contract is adjusted to market value daily, and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Government-Sponsored Enterprises (“GSEs”): GSEs are privately-owned corporations created by the U.S. Congress to provide funding and help to reduce the cost of capital for certain borrowing sectors of the economy such as homeowners, students, and farmers. Certain Funds may invest in GSEs. Certain GSEs (such as Freddie Mac, Fannie Mae, and FHLB), although sponsored or chartered by the U.S. Government, are not funded by the U.S. Government, and the securities they issue are not guaranteed by the U.S. Government. GSE debt is generally considered to be of high credit quality due to the implied backing of the U.S. Government, but ultimately it is the sole obligation of its issuer. For that reason, securities issued by GSEs are considered to carry somewhat greater credit risk than securities issued by the U.S. Treasury or government agencies that carry the full faith and credit of the U.S. Government.

Inflation-Indexed Bonds: Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds.

Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities: Certain Funds may invest in mortgage-related and other asset-backed securities. A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

Mortgage-backed securities are subject to extension risk, which is the risk that a Fund that holds mortgage-backed securities may exhibit additional volatility during periods of rising interest rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. In addition, mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because a Fund will have to reinvest that money at the lower prevailing interest rates.

A Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Asset-backed securities present credit risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Real Estate Investment Trusts (“REITs”): Certain Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. There is no guarantee that the REITs held by the Funds will continue to pay dividends. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of

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income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act.

Repurchase Agreements: Certain Funds may enter into repurchase agreements (agreements to purchase securities—generally securities of the U.S. Government, its agencies or instrumentalities—subject to the seller’s agreement to repurchase them at a specified time and price) with well established dealers or institutions that Forward Management, or the appropriate sub-advisor has determined to be creditworthy. Repurchase agreements subject the Fund to counterparty risk, meaning that a fund could lose money if the other party fails to perform under the terms of the agreement. The Fund mitigates this risk by ensuring that the Fund’s repurchase agreements are fully collateralized by cash or U.S. government and agency securities. It is the Funds’ policy to take possession of the underlying securities, held in safekeeping at the Fund’s custodian or designated sub-custodians for tri-party repurchase agreements, as collateral and, on a daily basis, mark-to-market such securities to ensure that the market value including accrued interest is at least equal to the amount owed to the Funds under each repurchase agreement. As of December 31, 2013, the U.S. Government Money Fund held repurchase agreements and has disclosed the details in the Portfolio of Investments. No other Funds held repurchase agreements at December 31, 2013.

Short Sales: Certain Funds may sell securities short. Short sales are transactions in which a Fund sells a security that it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. All short sales must be fully collateralized. The Fund maintains collateral consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of their respective short positions. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. The Fund typically intends to hold securities sold short for the short term; therefore, they are excluded from the purchase and sales of investments in Note 8 and the Fund’s Portfolio Turnover Calculation in the Financial Highlights. As of December 31, 2013, the Funds held no securities sold short.

Stripped Mortgage-Backed Securities: Certain Funds may invest in stripped mortgage-backed securities that are derivative multiple-class mortgage-

backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest (“interest only” or “IO” class) while the other class will receive the entire principal (“principal only” or “PO” class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of IO and PO stripped mortgage-backed securities may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

Structured Notes: Certain Funds may invest in structured notes, which are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. The Fund has the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.

Structured notes are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the structured note will default or become bankrupt. The Fund also bears the risk of the loss of its principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.

In the case of structured notes on credit default swaps, the Fund is also subject to the credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, the Fund may receive the security that has defaulted, or alternatively a cash settlement may occur, and the Fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.

A highly liquid secondary market may not exist for the structured notes a Fund may invest in, and there can be no assurance that a highly liquid secondary market will develop. The lack of a highly liquid secondary market may make it difficult for a Fund to sell the structured notes it holds at an acceptable price or accurately value such notes. The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes.

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In certain cases, a market price for a credit-linked security may not be available.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1—Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date. Investments in the Underlying Funds are valued at their NAV daily and are classified as Level 1 prices.

Level 2—Quoted prices in markets which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability. The Board of Trustees has approved independent pricing vendors that calculate fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.

Level 3—Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2013:

Investments in Securities	Level 1	Level 2	Level 3		Total
Frontier Strategy Fund
Exchange-Traded Funds	$2,270,702	—	—		$2,270,702
Agency Pass-Through Securities(a)	—	$30,415,021	—		30,415,021
Asset-Backed Securities	—	1,071,129	—		1,071,129
Corporate Bonds(a)	—	17,050,347	—		17,050,347
Municipal Bonds	—	6,362,686	—		6,362,686
U.S. Treasury Bonds & Notes	—	17,722,483	—		17,722,483

Total	$2,270,702	$72,621,666	—		$74,892,368

High Yield Bond Fund
Corporate Bonds(a)	—	$146,963,373	—		$146,963,373
Municipal Bonds	—	1,026,450	—		1,026,450

Total	—	$147,989,823	—		$147,989,823

Investment Grade Fixed-Income Fund
Agency Pass-Through Securities(a)	—	$362,119	—		$362,119
Asset-Backed Securities	—	1,555,959	$8,483	(b)	1,564,442
Collateralized Mortgage Obligations	—	989,517	314,325	(b)	1,303,842
Corporate Bonds
Industrial-Other	—	—	59,062	(b)	59,062
Other(a)	—	4,897,715	—		4,897,715
Foreign Government Obligations	—	1,033,260	—		1,033,260
Municipal Bonds	—	1,083,129	—		1,083,129
U.S. Government Agency Securities(a)	—	14,651,765	—		14,651,765

Total	—	$24,573,464	$381,870		$24,955,334

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Investments in Securities	Level 1	Level 2	Level 3	Total
Total MarketPlus Fund
Exchange-Traded Funds	$16,437,814	—	—	$16,437,814
Agency Pass-Through Securities(a)	—	$5,176,269	—	5,176,269

Total	$16,437,814	$5,176,269	—	$21,614,083

U.S. Government Money Fund
U.S. Agency Bonds(a)	—	$5,511,269	—	$5,511,269
Other Commercial Paper	—	5,000,225	—	5,000,225
Repurchase Agreements	—	64,000,000	—	64,000,000

Total	—	$74,511,494	—	$74,511,494

Balanced Allocation Fund
Affiliated Investment Companies	$30,032,260	—	—	$30,032,260

Total	$30,032,260	—	—	$30,032,260

Growth & Income Allocation Fund
Affiliated Investment Companies	$34,969,532	—	—	$34,969,532

Total	$34,969,532	—	—	$34,969,532

Growth Allocation Fund
Affiliated Investment Companies	$42,271,065	—	—	$42,271,065

Total	$42,271,065	—	—	$42,271,065

Income & Growth Allocation Fund
Affiliated Investment Companies	$17,843,109	—	—	$17,843,109

Total	$17,843,109	—	—	$17,843,109

Income Builder Fund
Affiliated Investment Companies	$19,671,297	—	—	$19,671,297

Total	$19,671,297	—	—	$19,671,297

Multi-Strategy Fund
Affiliated Investment Companies	$18,257,915	—	—	$18,257,915

Total	$18,257,915	—	—	$18,257,915

(a) For detailed descriptions of industry or country, see the accompanying Portfolio of Investments.

(b) Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and approved procedures. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security.

Other Financial Instruments(a)	Level 1	Level 2	Level 3	Total
Frontier Strategy Fund
Assets
Total Return Swap Contracts	—	$10,053,410	—	$10,053,410

Total	—	$10,053,410	—	$10,053,410

151	December 31, 2013

Notes to Financial Statements

Other Financial Instruments(a)	Level 1	Level 2	Level 3	Total
Investment Grade Fixed-Income Fund
Assets
TBA Purchase Commitments	—	$1,939,609	—	$1,939,609
Liabilities
Futures Contracts	$(73,678)	—	—	(73,678)
TBA Sales Commitments	—	(949,609)	—	(949,609)
Written Options	(11,438)	—	—	(11,438)

Total	$(85,116)	$990,000	—	$904,884

Total MarketPlus Fund
Assets
Total Return Swap Contracts	—	$7,291,822	—	$7,291,822

Total	—	$7,291,822	—	$7,291,822

(a) Other financial instruments are derivative instruments reflected in the schedules to the Portfolio of Investments, such as written options, swap contracts, TBA purchase and sales commitments and futures contracts.

The Funds recognize transfers between levels as of the beginning of the annual period in which the transfer occurred. During the year ended December 31, 2013 there were no transfers between Level 1 and Level 2 securities.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investment Grade Fixed-Income Fund	Asset- Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds
Balance as of December 31, 2012	$9,958	—	$59,217
Accrued discounts/premiums	—	$408	70,894
Realized gain/(loss)(a)	—	—	—
Change in unrealized appreciation/(depreciation)(a)	(1,475)	78,711	(71,049)
Purchases	—	3,242	—
Sales proceeds	—	(24,204)	—
Transfers into Level 3	—	256,168	—
Transfers out of Level 3	—	—	—

Balance as of December 31, 2013	$8,483	$314,325	$59,062

Net change in unrealized appreciation/(depreciation) included in the Statement of Operations attributable to Level 3 investments still held at December 31, 2013	$(1,475)	$78,711	$(71,049)

(a) Net realized gain/(loss) and net unrealized appreciation/(depreciation) are included in the related amounts on investments in the Statement of Operations, as applicable.

For the year ended December 31, 2013, the other Funds did not have transfers between the fair value levels designated in the preceding table and unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Derivative Instruments and Hedging Activities: The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities but also allow certain Funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, swap contracts, forward foreign currency exchange contracts, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose

December 31, 2013	152

Notes to Financial Statements

than equity or debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, certain Funds may use derivatives that increase or decrease a Fund’s exposure to the following market risk factors:

Credit Risk: Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to settle the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Futures: Certain Funds may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a

153	December 31, 2013

Notes to Financial Statements

specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of December 31, 2013, the Investment Grade Fixed-Income Fund held futures contracts outstanding with an unrealized (loss) of $(73,678). No other Funds held futures contracts at December 31, 2013.

Option Writing/Purchasing: Certain Funds may write or purchase option contracts to adjust risk and return of their overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase, or proceeds from the sale, in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and unexpected movements in security values. As of December 31, 2013, the Investment Grade Fixed-Income Fund held written options with a market value of $(11,438). No other Funds held purchased or written options at December 31, 2013.

Written option activity for the year ended December 31, 2013 was as follows:

	Written Call Options		Written Put Options
Investment Grade Fixed-Income Fund	Number Of Contracts	Contract Premium	Number Of Contracts	Contract Premium
Outstanding, at beginning of year December 31, 2012	—	$—	—	$—

Options written	(12)	(5,792)	(12)	(5,793)
Options exercised or closed	—	—	—	—
Options expired	—	—	—	—

Outstanding, December 31, 2013	(12)	$(5,792)	(12)	$(5,793)

Swap Agreements: Certain Funds may enter into interest rate, index, equity, currency exchange rate, total return and credit default swap agreements, as well as purchase and sell options to enter into such swap agreements, for hedging and non-hedging purposes. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements may be executed in a multilateral or other trade facility program, such as a registered exchange (“centrally cleared swaps”), or may be privately negotiated in the over-the-counter market. The duration of a swap agreement typically ranges from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Credit default swaps are a type of swap agreement in which the protection “buyer” is generally obligated to pay the protection “seller” an upfront and/or

December 31, 2013	154

Notes to Financial Statements

a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Fund. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness or that are centrally cleared.

Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets or indices. Total return swap agreements may be used to obtain exposure to a security or market index without owning or taking physical custody of such security or component securities of a market index. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually the London Interbank Offered Rate (“LIBOR”), is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to a Fund thereunder. Swap agreements also entail the risk that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net present value of amounts to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered in accordance with applicable regulatory requirements to limit any potential leveraging of a Fund’s portfolio. Any net amount accrued but not yet paid to a Fund by the counterparty under a swap agreement (i.e. the Fund’s current rights under the swap agreement) is recorded as unrealized appreciation until the amount is paid to the Fund. The Fund’s maximum risk of loss from counterparty credit risk is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Funds’ investment restriction concerning senior securities.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on Forward Management’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Swap agreements that cannot be terminated or sold within seven days may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Although centrally cleared swaps typically present less counterparty risk than non-centrally cleared swaps, a Fund that has entered into centrally cleared swaps is subject to the risk of the failure of the CCP. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines) or that are centrally cleared. Certain restrictions imposed on the Funds by the Code may limit a Fund’s ability to use swap agreements. It is possible that developments in the swap market, including additional government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

155	December 31, 2013

Notes to Financial Statements

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

During the year ended December 31, 2013, the Frontier Strategy Fund and the Total MarketPlus Fund invested in swap agreements consistent with the Funds’ investment strategies to gain exposure to certain markets or indices. Swap agreements held at December 31, 2013 are disclosed in the Portfolio of Investments. No other Funds held swap agreements at December 31, 2013.

The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not necessarily representative of the Funds’ net exposure. Cash held as collateral is in a segregated account with the Funds’ custodian and is reflected in the Statement of Assets and Liabilities.

Balance Sheet – Fair Value of Derivative Instruments as of December 31, 2013(a):

Derivatives not Accounted for as Hedging Instruments	Asset Derivatives Balance Sheet Location	Fair Value	Liabilities Derivatives Balance Sheet Location	Fair Value
Frontier Strategy Fund
Equity Contracts (Total Return Swaps)	Unrealized gain on swap contracts	$10,053,410		—

Total		$10,053,410		—

Investment Grade Fixed-Income Fund
Interest Rate Contracts (Written Options)		—	Options written, at value	$11,438
Interest Rate Contracts (Futures Contracts)		—	Variation margin payable	73,678	(b)

Total		—		$85,116

Total MarketPlus Fund
Equity Contracts (Total Return Swaps)	Unrealized gain on swap contracts	$7,291,822		—

Total		$7,291,822		—

(a) For open derivative instruments as of December 31, 2013, see the Portfolio of Investments. The Portfolio of Investments is representative of the activity for the year ended December 31, 2013 for the Investment Grade Fixed-Income Fund. For the year ended December 31, 2013, the average month end fair value of derivatives for Frontier Strategy Fund and Total MarketPlus Fund represented 5.94% and 9.00%, respectively, of each fund’s average month end net assets.

(b) Includes the cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only the current day’s net variation margin is reported within the Statement of Assets and Liabilities.

The gains/(losses) in the table below are included in the “Net realized gain/(loss)” or “Net change in unrealized gain/(loss)” on the Statement of Operations.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Derivatives not Accounted for as Hedging Instruments	Location of Gains/(loss) on Derivatives Recognized in Income	Realized Gain/(loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(loss) on Derivatives Recognized in Income
Frontier Strategy Fund
Equity Contracts (Total Return Swaps)	Net realized gain on swap contracts/Net change in unrealized appreciation on swap contracts	$8,185,458	$9,307,259

Total		$8,185,458	$9,307,259

December 31, 2013	156

Notes to Financial Statements

Derivatives not Accounted for as Hedging Instruments	Location of Gains/(loss) on Derivatives Recognized in Income	Realized Gain/(loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(loss) on Derivatives Recognized in Income
Investment Grade Fixed-Income Fund
Interest Rate Contracts (Written Options)	Net change in unrealized appreciation on written option contracts	—	$147
Interest Rate Contracts (Futures Contracts)	Net realized gain on futures contracts/Net change in unrealized (depreciation) on futures contracts	$186,137	(67,030)

Total		$186,137	$(66,883)

Total MarketPlus Fund
Equity Contracts (Total Return Swaps)	Net realized gain on swap contracts/Net change in unrealized appreciation on swap contracts	$7,771,695	$3,129,620

Total		$7,771,695	$3,129,620

Certain derivative contracts and repurchase agreements are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of December 31, 2013:

Offsetting of Financial Assets and Derivative Assets(a)

	Gross Amounts of Recognized Assets	Gross Amounts Offset In the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
				Financial Instruments (b)	Cash Collateral Received (b)	Net Amount
Frontier Strategy Fund
Equity Contracts (Total Return Swaps)	$10,053,410	$—	$10,053,410	$—	$—	$10,053,410

Total	$10,053,410	$—	$10,053,410	$—	$—	$10,053,410

Total MarketPlus Fund
Equity Contracts (Total Return Swaps)	$7,291,822	$—	$7,291,822	$—	$—	$7,291,822

Total	$7,291,822	$—	$7,291,822	$—	$—	$7,291,822

U.S. Government Money Fund
Repurchase Agreements	$64,000,000	$—	$64,000,000	$(64,000,000)	$—	$—

Total	$64,000,000	$—	$64,000,000	$(64,000,000)	$—	$—

(a) For additional information about enforceable netting arrangements or similar agreements and associated collateral, see disclosures presented in Note 2 of the Notes to the Financial Statements.

(b) These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged which is disclosed in the Portfolio of Investments for financial instruments and in the Statement of Assets and Liabilities for cash collateral.

157	December 31, 2013

Notes to Financial Statements

Warrants: Certain Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a certain date or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security; and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant.

This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, as a complete loss of the amount invested in the warrant may result in the event of a decline in the value of the underlying security. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security. The Funds held no warrants as of December 31, 2013.

Cash Management Transactions: The Funds may hold cash balances in bank demand deposit accounts with the Funds’ custodian, Citibank, N.A. (“Citibank”). Such amounts are readily accessible to purchase investments or pay Fund expenses. The Funds consider liquid assets deposited in a bank demand deposit account to be cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds may maintain demand deposit accounts that have an aggregate value in excess of Federal Deposit Insurance Corporation (FDIC) insurance limits. As a result, the Funds may be exposed to credit risk in the event of insolvency or other failure of Citibank to meet its obligations.

Commodity Futures Trading Commission Regulation: The Frontier Strategy Fund, the Total MarketPlus Fund, the Balanced Allocation Fund, the

Growth & Income Allocation Fund, the Growth Allocation Fund, the Income & Growth Allocation Fund, and the Multi-Strategy Fund are each subject to regulation as a commodity pool under the Commodity Exchange Act pursuant to recent rule changes by the Commodity Futures Trading Commission (the “CFTC”). The Advisor has registered with the CFTC as a Commodity Pool Operator and is a member of the National Futures Association. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations have begun to apply with respect to these seven Funds. Compliance with the CFTC’s ongoing regulatory compliance requirements could increase each of these seven Fund’s expenses, adversely affecting its total return.

Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid annually for the Frontier Strategy Fund and the Total MarketPlus Fund; quarterly for the Growth & Income Allocation Fund, the Growth Allocation Fund and the Multi-Strategy Fund; monthly for the Balanced Allocation Fund, the High Yield Bond Fund, the Income & Growth Allocation Fund, the Income Builder Fund and the Investment Grade Fixed-Income Fund; and declared daily and paid monthly for the U.S. Government Money Fund. For all Funds, net realized capital gains, if any, are distributed annually. There is no guarantee that the Funds will continue paying dividends.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain or from paid-in-capital depending upon the type of book/tax differences that may exist.

The Funds recharacterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the recharacterization will be estimated based on available information that may include the previous year’s allocation. If new or additional information becomes available from the REITs at a later date, a recharacterization will be made in the following annual financial reporting period. There is no guarantee that the REITs held by the Funds will continue to pay dividends. The Funds record as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as long-term capital gain in the Statement of Operations, and the amount recharacterized as a return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities and in the Portfolio of Investments. These recharacterizations are reflected in the accompanying financial statements.

December 31, 2013	158

Notes to Financial Statements

Federal Income Taxes: The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Code. By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for Federal income or excise taxes. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The Funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

As of and during the year ended December 31, 2013, and for all open tax years, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Expenses: Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets. For Funds offering multiple share classes, all of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees provided under the distribution (Rule 12b-1), shareholder services and/or administrative services plans for a particular class of a Fund are charged to the operations of such class.

ReFlow Transactions: During the period from May 17, 2013 to December 31, 2013, certain Funds participated in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are generally expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of any Fund, but in no case will ReFlow’s position in any fund exceed $15 million.

ReFlow Services, LLC (“ReFlow Services”), the entity which facilitates the day-to-day operations of ReFlow, is under common control with Forward Management. In light of this, the Board of Trustees has adopted certain procedures to govern the Funds’ participation in ReFlow. ReFlow fees that were incurred by the Funds during the year ended December 31, 2013 are recorded in the Statement of Operations.

159	December 31, 2013

Notes to Financial Statements

3. Investment Management Services

The Trust has entered into an investment management agreement with Forward Management pursuant to which Forward Management provides investment management services to the Funds and is entitled to receive a fee calculated daily and payable monthly at the following annual rates, as of December 31, 2013, based on each Fund’s average daily net assets:

Fund	Advisory Fee	Fund	Advisory Fee
Frontier Strategy Fund	0.85%	Balanced Allocation Fund	0.10%(b)

High Yield Bond Fund	0.25%	Growth & Income Allocation Fund	0.10%(b)

Investment Grade Fixed-Income Fund	0.25%	Growth Allocation Fund	0.10%(b)

Total MarketPlus Fund	0.50%	Income & Growth Allocation Fund	0.10%(b)

U.S. Government Money Fund	0.08%(a)	Income Builder Fund	0.10%(c)

		Multi-Strategy Fund	0.10%(b)

(a) Effective April 4, 2011, in an attempt to enhance the yield of the U.S. Government Money Fund, Forward Management has agreed to waive its management fee to the extent necessary in order to maintain the Fund’s (or class thereof, as applicable) current yield at or above 0.01% (1 basis point). Any such waiver of the management fee is voluntary and may be revised or terminated by Forward Management at any time without notice. There is no guarantee that the Fund will be able to maintain a current yield at or above 0.01%. For the year ended December 31, 2013, the management fee waivers are recorded in the Statement of Operations.

(b) Forward Management has contractually agreed to waive its investment management fee until April 30, 2014. The waivers for the investment management fees are reflected in the Statement of Operations.

(c) Forward Management contractually agreed to waive its investment management fee through April 30, 2013. The waivers for the investment management fees totaled $6,404 and are reflected in the Statement of Operations.

The Trust has obtained an exemptive order from the Securities and Exchange Commission (“SEC”) that allows the Allocation Funds to enter into a special servicing agreement with the Underlying Funds under which the Underlying Funds will pay the expenses of the Allocation Funds (other than the Allocation Funds’ direct management fees, distribution and service fees, and administrative services fees) to the extent that the Underlying Funds derive additional financial and other benefits as a result of investments from the Allocation Funds. None of the expenses incurred by the Allocation Funds for the year ended December 31, 2013 were paid by the Underlying Funds.

The Trust and Forward Management have entered into investment sub-advisory agreements with First Western Capital Management Company for the High Yield Bond Fund and Pacific Investment Management Company LLC for the Investment Grade Fixed-Income Fund (each a “Sub-Advisor” and, collectively, the “Sub- Advisors”). Pursuant to these agreements, the Sub-Advisors provide investment sub-advisory services to the Funds and are entitled to receive a fee from the Trust calculated daily and payable monthly at the following annual rates, as of December 31, 2013, based on each Fund’s average daily net assets:

Fund	Sub-Advisory Fee
High Yield Bond Fund	0.25%

Investment Grade Fixed-Income Fund	0.25%

December 31, 2013	160

Notes to Financial Statements

Expense Limitations: Forward Management has entered into Expense Limitation Agreements with certain Funds, which limits the total expenses (exclusive of brokerage costs, interest, taxes, dividends, acquired fund fees and expenses, and extraordinary expenses) of certain classes of certain Funds, through a specified date. In addition, Forward Management may voluntarily reimburse additional expenses of certain classes of certain Funds. Following are the annual expense limitation rates and expiration dates for the Funds with an Expense Limitation Agreement:

Fund	Investor Class	Institutional Class	Class A	Class C	Advisor Class	Class Z	End Date
Frontier Strategy Fund(a)	1.29%	0.99%	N/A	N/A	0.99%	0.89%	April 30, 2014
Total MarketPlus Fund	1.25%	0.85%	N/A	N/A	N/A	0.75%	April 30, 2014
Income Builder Fund(b)	0.99%	0.49%	0.74%	1.49%	N/A	N/A	April 30, 2014

(a) From January 1, 2013 to April 30, 2013, the annual expense limitation rates for the Frontier Strategy Fund’s Investor Class, Institutional Class, Advisor Class and Class Z shares were 1.49%, 1.19%, 1.19% and 1.09%, respectively.

(b) Prior to May 1, 2013, the Income Builder Fund did not have an expense limitation agreement with Forward Management.

Pursuant to the Expense Limitation Agreements, each Fund will reimburse Forward Management for any fee waivers and expense reimbursements made by Forward Management, provided that any such reimbursements made by a Fund to Forward Management will not cause the Fund’s expense limitation to exceed expense limitation rates in existence at the time the expense was incurred, or at the time of the reimbursement, whichever expense limitation rate is lower, and the reimbursement is made within three years following the year in which the expenses were incurred.

For the year ended December 31, 2013, the fee waivers and/or reimbursements were as follows:

Fund	Fees Waived/ Reimbursed By Advisor	Recoupment Of Past Waived Fees By Advisor	Total
Frontier Strategy Fund
Investor Class	$8,390	$0	$8,390
Institutional Class	145,042	0	145,042
Advisor Class	1,199	0	1,199
Class Z	11,156	0	11,156
Total MarketPlus Fund
Investor Class	2,810	0	2,810
Institutional Class	37,337	0	37,337
Class Z	23,390	0	23,390
Income Builder Fund
Investor Class	763	0	763
Institutional Class	4,079	0	4,079
Class A	1,263	0	1,263
Class C	2,617	0	2,617

As of December 31, 2013, the balances of recoupable expenses for each Fund were as follows:

Fund	2012	2013	Total
Frontier Strategy Fund
Investor Class	$500	$8,390	$8,890
Institutional Class	9,205	145,042	154,247
Advisor Class	1	1,199	1,200
Class Z	1,432	11,156	12,588

161	December 31, 2013

Notes to Financial Statements

Fund	2012	2013	Total
Total MarketPlus Fund
Investor Class	43	2,810	2,853
Institutional Class	87	37,337	37,424
Class Z	98	23,390	23,488
Income Builder Fund
Investor Class	N/A	763	763
Institutional Class	N/A	4,079	4,079
Class A	N/A	1,263	1,263
Class C	N/A	2,617	2,617

4. Distribution and Shareholder Services Plans

The Funds have adopted Distribution Plans (the “Distribution Plans”) pursuant to Rule 12b-1 of the 1940 Act which allow each of the Funds to pay for the sale and distribution of its shares at an annual rate of up to the following amounts based on each Fund’s daily average net assets:

Fund	Investor Class	Class A	Class C
Frontier Strategy Fund	0.25%	N/A	N/A
High Yield Bond Fund	0.25%	N/A	0.75%
Investment Grade Fixed-Income Fund	0.25%	N/A	N/A
Total MarketPlus Fund	0.25%	N/A	N/A
U.S. Government Money Fund	0.25%	0.25%	0.75%
Balanced Allocation Fund	0.25%	0.35%	0.75%
Growth & Income Allocation Fund	0.25%	0.35%	0.75%
Growth Allocation Fund	0.25%	0.35%	0.75%
Income & Growth Allocation Fund	0.25%	0.35%	0.75%
Income Builder Fund	0.25%	0.25%	0.75%
Multi-Strategy Fund	0.25%	0.35%	0.75%

The Funds have adopted a shareholder services plan (the “Shareholder Services Plan”) with respect to certain funds. Under the Shareholder Services Plan, a Fund is authorized to pay third party service providers for non-distribution related services to shareholders. Payments under the Shareholder Services Plan are calculated daily and paid monthly, and are not to exceed the following annual rates:

Fund	Investor Class	Institutional Class	Class C	Advisor Class
Frontier Strategy Fund	0.15%	0.10%	N/A	0.10%
High Yield Bond Fund	0.25%	0.10%	0.25%	N/A
Investment Grade Fixed-Income Fund	0.25%	0.10%	N/A	N/A
Total MarketPlus Fund	0.25%	0.10%	N/A	N/A
U.S. Government Money Fund	0.25%	None	0.25%	N/A
Balanced Allocation Fund	0.25%	None	0.25%	N/A
Growth & Income Allocation Fund	0.25%	None	0.25%	N/A
Growth Allocation Fund	0.25%	None	0.25%	N/A
Income & Growth Allocation Fund	0.25%	None	0.25%	N/A
Income Builder Fund	0.25%	None	0.25%	N/A
Multi-Strategy Fund	0.25%	None	0.25%	N/A

The Board may temporarily reduce and/or eliminate the payment of Rule 12b-1 fees with respect to the U.S. Government Money Fund to assist the U.S. Government Money Fund’s efforts to maintain a $1.00 net asset value per share. Effective April 1, 2009, the Board of Trustees temporarily eliminated Rule 12b-1 fees for the Investor Class, Class A and Class C shares of the U.S. Government Money Fund, and the Shareholder Services fees for the

December 31, 2013	162

Notes to Financial Statements

Investor Class and Class C shares of the U.S. Government Money Fund. Any reduction and/or elimination of the U.S. Government Money Fund’s Rule 12b-1 fees or Shareholder Services Fees may be reinstated by the Board at any time.

The expenses of the Funds’ Distribution Plans and Shareholder Services Plan are reflected as distribution and shareholder service fees in the Statement of Operations.

U.S. Government Money Fund Administrative Plan: The U.S. Government Money Fund has adopted an Administrative Plan with respect to its Institutional Class, Investor Class, Class A and Class C shares. Pursuant to the Administrative Plan, the U.S. Government Money Fund will pay Forward Management for certain administrative, informational and support services to investors who may from time to time beneficially own Fund shares either directly or through omnibus accounts. The maximum annual amount payable to Forward Management is up to 0.25% of the average daily net assets of the Institutional Class shares, Investor Class shares, Class A shares and Class C shares of the U.S. Government Money Fund; provided, however, that the U.S. Government Money Fund shall not directly or indirectly pay any distribution or non-distribution related amounts for the Investor Class shares, Class A shares or Class C shares that will be allocated under the Fund’s Rule 12b-1 distribution and Shareholder Services Plans. Effective May 1, 2012, Forward Management has entered into an agreement with the U.S. Government Money Fund to contractually waive through April 30, 2014 the Administrative Plan fees totaling 0.25% of the average daily net assets of the Institutional Class, Investor Class, Class A and Class C shares. Pursuant to this agreement, the U.S. Government Money Fund agrees to pay Forward Management the amount of Administrative Fees that would have been payable by the Fund to Forward Management for a period of three years following the year in which the Administrative Fees were incurred, provided that any such reimbursement will not be made with respect to a class of the Fund if it, together with the payment of all other applicable fees and expenses, would cause the net yield of that class of the Fund to be less than an annualized yield of 0.01%.

As of December 31, 2013, the balances of recoupable Administrative Fees for the U.S. Government Money Fund were as follows:

Fund	2012	2013	Total
U.S. Government Money Fund
Investor Class	$2,508	$3,402	$5,910
Institutional Class	196,590	199,700	396,290
Class A	1,930	4,666	6,596
Class C	3,559	7,384	10,943
The expenses of the U.S. Government Money Fund’s Administrative Plan are reflected as administrative service fees in the Statement of Operations.

Distributor, Administrator, Transfer Agent & Custodian

Forward Securities, LLC (the “Distributor”) serves as the Funds’ distributor. The Distributor acts as an agent for the Funds and the distributor of their shares.

ALPS Fund Services, Inc. (“AFS”) serves as the Funds’ administrator, transfer agent and dividend paying agent.

Citibank is the Funds’ custodian.

5. Trustee and Officer Fees

The Funds do not pay any compensation directly to the officers or trustees who are also trustees, officers or employees of Forward Management or its affiliates, except as noted below. As of December 31, 2013, there were seven Trustees, six of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). The Funds pay each Independent Trustee a retainer fee in the amount of $35,000 per year, $12,500 each per regular meeting for attendance in person, $9,000 each per regular meeting for attendance by telephone, $3,000 each for attendance in person at each special meeting that is not held in conjunction with a regular meeting, $2,250 each for attendance at a special telephonic meeting, and $1,000 each per day for participation in Trust-related meetings not held in conjunction with a meeting. The Chairman of the Board of Trustees, the Chairman of the Audit Committee and the Chairman of the Nominating Committee each receive a special retainer fee in the amount of $10,000, $10,000 and $7,500, respectively per year. The interested Trustee receives no compensation from the Funds. In addition, Independent Trustees receive reimbursements for reasonable out-of-pocket expenses incurred for their services as a Trustee.

The Funds’ Chief Compliance Officer is employed by Forward Management. The Funds pay an allocated portion of the Chief Compliance Officer’s compensation and other related expenses, subject to approval by the Board of Trustees.

6. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties with respect to the Funds. In addition, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve

163	December 31, 2013

Notes to Financial Statements

future claims that may be made against the Trust and/or the Funds. Based on experience, however, the Funds expect the risk of loss to be remote.

7. Shares of Beneficial Interest

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. The Board of Trustees may establish additional Funds and classes of shares at any time in the future without shareholder approval. Holders of shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights. Investment activities of significant shareholders could have a material impact on the operations of their respective share classes.

The following entities owned of record or beneficially, as of December 31, 2013, 5% or greater of any class of the Funds’ outstanding equity securities:

Frontier Strategy Fund
Investor Class	TD Ameritrade, Inc.	36.80%
	Forward Management, LLC	16.77%
	National Financial Services Corp.	14.74%
	Charles Schwab & Co., Inc.	11.01%
	LPL Financial Services	5.87%

Institutional Class	Charles Schwab & Co., Inc.	51.38%
	BMO Harris Bank NA (M&I Trust)	28.90%
	TD Ameritrade, Inc.	9.83%

Advisor Class	Forward Management, LLC	99.04%

Class Z	Gerlach & Co., LLC	100.00%

High Yield Bond Fund
Investor Class	Genworth Financial Trust	84.14%
	Pershing, LLC	10.07%

Institutional Class	BMO Harris Bank NA (M&I Trust)	43.43%
	Charles Schwab & Co., Inc.	17.42%
	TD Ameritrade, Inc.	16.56%
	National Financial Services Corp.	10.47%

Class C	Pershing, LLC	27.97%
	Wells Fargo Investments, LLC	21.14%
	LPL Financial Services	16.12%
	Raymond James Financial Services	7.90%
	National Financial Services Corp.	7.52%
	Merrill Lynch Pierce Fenner & Smith	6.41%

Class Z	Gerlach & Co., LLC	100.00%

Investment Grade Fixed-Income Fund
Investor Class	National Financial Services Corp.	60.30%
	Pershing, LLC	25.66%
	Charles Schwab & Co., Inc.	5.11%

Institutional Class	Charles Schwab & Co., Inc.	7.20%
	Wells Fargo Investments, LLC	5.17%

Class Z	Gerlach & Co., LLC	100.00%

Total MarketPlus Fund
Investor Class	E*Trade Clearing LLC	29.45%
	National Financial Services Corp.	28.19%
	Pershing, LLC	16.23%
	BB&T Securities, LLC	5.16%

Institutional Class	BMO Harris Bank NA (M&I Trust)	40.37%
	Charles Schwab & Co., Inc.	29.97%
	National Financial Services Corp.	5.66%

Class Z	Gerlach & Co., LLC	100.00%

US Government Money Fund
Investor Class	Forward Management, LLC	11.40%
	Bank of Edwardsville	8.67%

Institutional Class	Zions First National Bank Corp.	78.11%
	American Marine Bank	14.56%

Class A	Pershing, LLC	28.76%
	Securities America	7.92%
	Cetera Investment Services	6.49%
	Bancwest Investment Service, Inc	6.15%

Class C	Capitol Securities Management	22.94%
	Morgan Stanley	17.37%
	Pershing, LLC	8.10%
	Wells Fargo Investments, LLC	7.53%
	Securities America	7.08%

Class Z	Zions First National Bank Corp.	86.64%
	Gerlach & Co., LLC	13.36%

Balanced Allocation Fund
Investor Class	Sterne Agee Group, Inc.	34.29%
	NFP Securities, Inc	9.26%

Institutional Class	Sterne Agee Group, Inc.	7.90%

Class A	Pershing, LLC	36.88%
	Charles Schwab & Co., Inc.	21.20%

December 31, 2013	164

Notes to Financial Statements

Balanced Allocation Fund (continued)
Class C	Pershing, LLC	22.88%
	Peoples Bank Asset Management & Trust Services	20.70%
	Charles Schwab & Co., Inc.	15.14%
	National Financial Services Corp.	7.65%
	Wells Fargo Investments, LLC	5.36%

Growth & Income Allocation Fund
Investor Class	National Financial Services Corp.	6.98%
	NFP Securities, Inc	6.17%

Institutional Class	Pershing, LLC	10.77%

Class A	Pershing, LLC	44.02%
	Charles Schwab & Co., Inc.	12.20%

Class C	Pershing, LLC	35.39%
	Charles Schwab & Co., Inc.	13.19%

Growth Allocation Fund
Investor Class	Investment Center, Inc.	8.72%

Institutional Class	Forward Management, LLC	40.21%
	Sterne Agee Group, Inc.	10.38%

Class A	Pershing, LLC	42.84%
	Charles Schwab & Co., Inc.	8.11%

Class C	Pershing, LLC	35.79%
	National Financial Services Corp.	9.54%
	Peoples Bank Asset Management & Trust Services	5.67%
	LPL Financial Services	5.62%

Income & Growth Allocation Fund
Investor Class	Sterne Agee Group, Inc.	48.69%
	Charles Schwab & Co., Inc.	19.54%
	Baylake Bank Trust Department	6.90%

Class A	Pershing, LLC	34.79%
	Charles Schwab & Co., Inc.	19.52%
	Wells Fargo Investments, LLC	6.42%
	Cetera Investment Services	6.33%
	LPL Financial Services	6.20%

Income & Growth Allocation Fund (continued)
Class C	Pershing, LLC	25.28%
	Wells Fargo Investments, LLC	14.12%
	Charles Schwab & Co., Inc.	9.89%
	HTK Hornor Townsend & Kent, Inc.	9.45%
	Resource Horizons Group, LLC	5.96%

Income Builder Fund
Investor Class	National Financial Services Corp.	45.22%
	Pershing, LLC	17.45%
	LPL Financial Services	9.92%
	TD Ameritrade, Inc.	5.91%
	Randy L Copus & Associates, LLC	5.80%
	Sterne Agee Group, Inc.	5.03%

Class A	National Financial Services Corp.	30.34%
	LPL Financial Services	26.00%
	Pershing, LLC	21.79%

Class C	Pershing, LLC	53.85%
	Peoples Bank Asset Management & Trust Services	10.24%

Multi-Strategy Fund
Investor Class	Sterne Agee Group, Inc.	41.69%
	National Financial Services Corp.	20.15%
	NFP Securities, Inc	13.34%

Institutional Class	Forward Management, LLC	68.87%
	Sterne Agee Group, Inc.	13.02%

Class A	Pershing, LLC	29.57%
	Charles Schwab & Co., Inc.	22.63%

Class C	Pershing, LLC	38.69%
	LPL Financial Services	13.63%
	Wells Fargo Investments, LLC	5.70%
	Charles Schwab & Co., Inc.	5.24%

165	December 31, 2013

Notes to Financial Statements

8. Purchases and Sales of Investments

Investment transactions for the year ended December 31, 2013, excluding U.S. Government Obligations, short-term investments and short sales, were as follows:

Fund	Cost of Investments Purchased	Proceeds From Investments Sold
Frontier Strategy Fund	$32,877,502	$15,013,098
High Yield Bond Fund	301,550,492	283,706,873
Investment Grade Fixed-Income Fund	3,736,253	25,265,057
Total MarketPlus Fund	57,762,633	63,687,046
Balanced Allocation Fund	16,098,896	31,147,367
Growth & Income Allocation Fund	25,074,997	39,276,240
Growth Allocation Fund	33,908,545	36,954,716
Income & Growth Allocation Fund	10,193,665	57,243,441
Income Builder Fund	20,890,000	18,527,645
Multi-Strategy Fund	17,514,282	17,608,804

Investment transactions in U.S. Government Obligations for the year ended December 31, 2013 were as follows:

Fund	Cost of Investments Purchased	Proceeds From Investments Sold
Frontier Strategy Fund	$29,760,945	$20,511,289
Investment Grade Fixed-Income Fund	71,103,540	69,079,613

9. Tax Basis Information

Reclassifications: At December 31, 2013, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the treatment of foreign currency, certain other investments and treatment of net investment loss. These reclassifications were as follows:

Fund	Increase/(Decrease) Paid-in Capital	Increase/(Decrease) Accumulated Net Investment Income/(Loss)	Increase/(Decrease) Accumulated Net Realized Gain/(Loss)
Frontier Strategy Fund	—	$1,332,018	$(1,332,018)
High Yield Bond Fund	—	—	—
Investment Grade Fixed-Income Fund	—	983,965	(983,965)
Total MarketPlus Fund	$(156,414)	47,556	108,858
U.S. Government Money Fund	—	—	—
Balanced Allocation Fund	—	—	—
Growth & Income Allocation Fund	—	—	—
Growth Allocation Fund	—	—	—
Income & Growth Allocation Fund	—	—	—
Income Builder Fund	—	—	—
Multi-Strategy Fund	—	—	—

Included in the amounts reclassified were net operating losses offset to Paid In-Capital.

Fund	Amount
Total MarketPlus Fund	$(156,414)

December 31, 2013	166

Notes to Financial Statements

Tax Basis of Investments: As of December 31, 2013, the aggregate cost of investments, gross unrealized appreciation/ (depreciation) and net unrealized appreciation/ (depreciation) for Federal tax purposes was as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Frontier Strategy Fund	$74,854,433	$440,389	$(402,454)	$37,935
High Yield Bond Fund	144,630,134	3,829,047	(469,358)	3,359,689
Investment Grade Fixed-Income Fund	31,904,907	545,103	(7,494,676)	(6,949,573)
Total MarketPlus Fund	21,544,639	144,034	(74,590)	69,444
U.S. Government Money Fund	74,511,494	—	—	—
Balanced Allocation Fund	28,670,062	1,963,940	(601,742)	1,362,198
Growth & Income Allocation Fund	33,637,005	2,254,790	(922,263)	1,332,527
Growth Allocation Fund	40,470,254	2,801,035	(1,000,224)	1,800,811
Income & Growth Allocation Fund	16,905,693	1,099,550	(162,134)	937,416
Income Builder Fund	19,451,696	460,033	(240,432)	219,601
Multi-Strategy Fund	17,830,232	788,707	(361,024)	427,683

Capital Losses: As of December 31, 2013, the following Funds had available for Federal income tax purposes unused capital losses as follows:

Pre-Enactment Capital Losses

Fund	Expiring in 2016	Expiring in 2017	Expiring in 2018
Investment Grade Fixed-Income Fund	$1,479,849	—	$7,106,398
Total MarketPlus Fund	—	$5,396,689	—
U.S. Government Money Fund	—	345	—

Capital loss carryovers used during the year ended December 31, 2013 were:

Fund	Amount
High Yield Bond Fund	$(161,338)
Investment Grade Fixed-Income Fund	(34,274)
Total MarketPlus Fund	(7,740,053)
Income Builder Fund	(241,411)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was enacted. Certain of the enacted provisions include:

Post enactment losses may now be carried forward indefinitely, but must retain the character of the original loss. However, such losses must be utilized prior to the preenactment capital loss, which increases the likelihood that the pre-enactment capital losses will expire unused. Under the pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a Regulated Investment Company (“RIC”) for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

167	December 31, 2013

Notes to Financial Statements

Post-Enactment Capital Losses*

Capital losses as of December 31, 2013 deferred to the next tax year were as follows:

Fund	Short-Term	Long-Term
U.S. Government Money Fund	$831	—
Balanced Allocation Fund	772,360	$2,671,945
Growth & Income Allocation Fund	705,037	4,792,319
Growth Allocation Fund	1,091,075	6,388,084
Multi-Strategy Fund	938,977	2,848,714

The Funds elect to defer to the period ending December 31, 2014 capital losses recognized during the period November 1, 2013 to December 31, 2013 in the amount of:

Fund	Amount
Frontier Strategy Fund	$8,888
High Yield Bond Fund	189,390
Investment Grade Fixed-Income Fund	404,329

*Post-Enactment Capital Losses arose in fiscal years beginning after December 22, 2010, and exclude any elective late-year capital losses (during the period November 1st to December 31st) deferred for the current fiscal year. As a result of the enactment of the Act, pre-enactment capital loss carry forwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

Tax Basis of Distributable Earnings: At December 31, 2013 the following components of accumulated earnings on a tax basis were as follows:

	Frontier Strategy Fund	High Yield Bond Fund	Investment Grade Fixed-Income Fund
Post-October losses	$(8,888)	$(189,390)	$(404,329)
Accumulated capital loss carryforwards	—	—	(8,586,247)
Undistributed ordinary income	1,259,108	10,293	14
Undistributed capital gains	—	124,001	—
Net unrealized appreciation/(depreciation) on written option contracts/futures contracts/swap contracts	10,053,410	—	(75,093)
Net unrealized appreciation on investments	37,935	3,359,689	(6,949,573)
Other cumulative effect of timing differences	—	—	15,406

Total distributable earnings	$11,341,565	$3,304,593	$(15,999,822)

	Total MarketPlus Fund	U.S. Government Money Fund	Balanced Allocation Fund	Growth & Income Allocation Fund
Accumulated capital loss carryforwards	$(5,396,689)	$(1,176)	$(3,444,305)	$(5,497,356)
Undistributed ordinary income	—	—	21,497	41,918
Net unrealized appreciation/(depreciation) on swap contracts	7,291,822	—	—	—
Net unrealized appreciation on investments	69,444	—	1,362,198	1,332,527

Total distributable earnings	$1,964,577	$(1,176)	$(2,060,610)	$(4,122,911)

December 31, 2013	168

Notes to Financial Statements

	Growth Allocation Fund	Income & Growth Allocation Fund	Income Builder Fund	Multi-Strategy Fund
Accumulated capital loss carryforwards	$(7,479,159)	—	—	$(3,787,691)
Undistributed ordinary income	47,791	$26,614	—	34,354
Undistributed capital gains	—	109,152	$62,315	—
Net unrealized appreciation on investments	1,800,811	937,416	219,601	427,683

Total distributable earnings	$(5,630,557)	$1,073,182	$281,916	$(3,325,654)

Tax Basis of Distributions to Shareholders: Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid for the year ended December 31, 2013 were as follows:

Fund	Ordinary Income Total	Long-Term Capital Total	Return of Capital
Frontier Strategy Fund	$1,139,996	—	—
High Yield Bond Fund	8,860,859	$1,569,874	—
Investment Grade Fixed-Income Fund	1,090,775	—	—
U.S. Government Money Fund	9,204	—	—
Balanced Allocation Fund	1,112,175	—	—
Growth & Income Allocation Fund	1,186,563	—	—
Growth Allocation Fund	1,247,547	—	—
Income & Growth Allocation Fund	1,633,923	389,725	—
Income Builder Fund	912,348	60,507	—
Multi-Strategy Fund	401,263	—	—

The tax character of distributions paid for the year ended December 31, 2012 were as follows:

Fund	Ordinary Income Total	Long-Term Capital Total	Return of Capital Total
Frontier Strategy Fund	$4,500,001	—	—
High Yield Bond Fund	8,999,289	—	—
Investment Grade Fixed-Income Fund	2,260,972	—	—
U.S. Government Money Fund	64,988	—	—
Balanced Allocation Fund	1,346,149	—	—
Growth & Income Allocation Fund	1,340,055	—	—
Growth Allocation Fund	1,469,920	—	—
Income & Growth Allocation Fund	2,087,833	—	—
Income Builder Fund	912,572	—	—
Multi-Strategy Fund	639,658	—	—

The Funds may own shares in certain foreign investment entities, referred to under U.S. tax law as “passive foreign investment companies” (PFICs). The Funds may elect to mark-to-market annually the shares of each PFIC and may be required to include in distributable income to shareholders any such mark-to-market gains.

10. Affiliated Companies

Each Allocation Fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which a Fund owns 5% or more of the outstanding voting securities or a company that is under common ownership or control.

169	December 31, 2013

Notes to Financial Statements

The purchase, sales, dividend income, capital gains, return of capital distributions received, shares and value of investment of each Allocation Fund in affiliated companies for the year ended December 31, 2013 were as follows:

Balanced Allocation Fund
	Beginning Shares	Gross Purchases	Gross Sales	Ending Shares	Value 12/31/13	Dividend Income	Realized Gain/(Loss)(a)
INVESTMENT COMPANIES
Forward Funds—Class Z shares
Forward Commodity Long/Short Strategy Fund(b)	98,015	62,317	(63,203)	97,129	$2,056,222	$95,435	$(250,119)
Forward Frontier Strategy Fund	95,090	43,751	(61,226)	77,615	928,271	11,011	45,476
Forward High Yield Bond Fund	252,520	103,525	(140,002)	216,043	2,227,402	116,719	130,664
Forward Investment Grade Fixed-Income Fund	742,314	39,424	(242,532)	539,206	5,920,481	235,771	194,088
Forward Managed Futures Strategy Fund(b)	108,287	2,233	(35,035)	75,485	1,542,153	44,599	(153,815)
Forward Strategic Alternatives Fund(c)	225,081	26	(225,107)	—	—	251	81,672
Forward Total MarketPlus Fund	14,424	216,493	(139,830)	91,087	3,415,768	—	255,518
Forward Funds—Institutional Class shares
Forward EM Corporate Debt Fund(b)	606,365	126,877	(346,156)	387,086	3,619,252	241,795	12,694
Forward Emerging Markets Fund(b)	—	35,708	(35,708)	—	—	—	1,785
Forward International Dividend Fund(b)	1,319,433	124,390	(840,742)	603,081	4,927,169	382,264	479,423
Forward International Real Estate Fund(b)	42,610	—	(11,883)	30,727	479,650	33,257	4,267
Forward Real Estate Fund(b)	46,155	—	(17,130)	29,025	379,068	5,229	41,064
Forward Select EM Dividend Fund(b)	245,616	74,895	(185,807)	134,704	3,022,755	154,858	162,333
Forward Select Opportunity Fund(b)	—	66,000	(7,901)	58,099	1,514,069	13,635	2,483

Total					$30,032,260	$1,334,824	$1,007,533

Growth & Income Allocation Fund
	Beginning Shares	Gross Purchases	Gross Sales	Ending Shares	Value 12/31/13	Dividend Income	Realized Gain/(Loss)(a)
INVESTMENT COMPANIES
Forward Funds—Class Z shares
Forward Commodity Long/Short Strategy Fund(b)	104,028	72,420	(59,489)	116,959	$2,476,030	$110,225	$(213,313)
Forward Frontier Strategy Fund	139,754	69,102	(85,872)	122,984	1,470,889	17,448	59,763
Forward High Yield Bond Fund	165,678	86,756	(94,145)	158,289	1,631,958	81,475	68,070
Forward Investment Grade Fixed-Income Fund	471,933	46,460	(123,844)	394,549	4,332,151	163,007	(1,670)
Forward Managed Futures Strategy Fund(b)	115,510	2,563	(31,415)	86,658	1,770,429	51,200	(142,252)
Forward Strategic Alternatives Fund(c)	240,435	29	(240,464)	—	—	282	(411,691)
Forward Total MarketPlus Fund	21,637	340,879	(221,469)	141,047	5,289,246	—	413,506
Forward Funds—Institutional Class shares
Forward EM Corporate Debt Fund(b)	386,832	96,416	(197,514)	285,734	2,671,611	170,055	(49,838)
Forward Emerging Markets Fund(b)	—	29,250	(29,250)	—	—	—	1,462
Forward International Dividend Fund(b)	1,951,997	386,107	(1,395,102)	943,002	7,704,328	613,620	540,465
Forward International Real Estate Fund(b)	46,054	11,927	(22,097)	35,884	560,146	39,538	(12,487)
Forward Real Estate Fund(b)	49,186	11,261	(27,633)	32,814	428,551	6,528	46,808
Forward Select EM Dividend Fund(b)	360,255	160,434	(303,588)	217,101	4,871,742	254,250	125,859
Forward Select Opportunity Fund(b)	—	85,561	(17,930)	67,631	1,762,451	16,068	763

Total					$34,969,532	$1,523,696	$425,445

December 31, 2013	170

Notes to Financial Statements

Growth Allocation Fund
	Beginning Shares	Gross Purchases	Gross Sales	Ending Shares	Value 12/31/13	Dividend Income	Realized Gain/(Loss)(a)
INVESTMENT COMPANIES
Forward Funds—Class Z shares
Forward Commodity Long/Short Strategy Fund(b)	—	61,966	(12,579)	49,387	$1,045,529	$48,526	$9,048
Forward Frontier Strategy Fund	151,226	116,022	(90,190)	177,058	2,117,611	25,119	46,205
Forward High Yield Bond Fund	78,895	63,649	(30,716)	111,828	1,152,942	46,753	49,841
Forward Investment Grade Fixed-Income Fund	229,216	108,109	(58,376)	278,949	3,062,859	87,761	(5,347)
Forward Managed Futures Strategy Fund(b)	104,226	21,985	(21,128)	105,083	2,146,842	62,085	(92,294)
Forward Strategic Alternatives Fund(c)	219,506	26	(219,532)	—	—	257	(407,461)
Forward Total MarketPlus Fund	23,442	431,081	(252,386)	202,137	7,580,147	—	328,955
Forward Funds—Institutional Class shares
Forward EM Corporate Debt Fund(b)	191,352	86,727	(70,842)	207,237	1,937,668	105,642	13,832
Forward International Dividend Fund(b)	2,092,649	782,322	(1,526,448)	1,348,523	11,017,431	755,332	477,277
Forward International Real Estate Fund(b)	97,416	25,720	(18,025)	105,111	1,640,782	102,773	7,727
Forward Real Estate Fund(b)	111,007	30,325	(30,805)	110,527	1,443,488	18,352	90,787
Forward Select EM Dividend Fund(b)	385,993	225,439	(301,897)	309,535	6,945,965	309,369	143,300
Forward Select Income Fund(b)	—	4,120	(4,120)	—	—	—	(288)
Forward Select Opportunity Fund(b)	—	86,770	(3,125)	83,645	2,179,801	19,630	1,875

Total					$42,271,065	$1,581,599	$663,457

Income & Growth Allocation Fund
	Beginning Shares	Gross Purchases	Gross Sales	Ending Shares	Value 12/31/13	Dividend Income	Realized Gain/(Loss)(a)
INVESTMENT COMPANIES
Forward Funds—Class Z shares
Forward Commodity Long/Short Strategy Fund(b)	81,382	8,117	(44,502)	44,997	$952,576	$44,212	$(41,347)
Forward Frontier Strategy Fund	91,730	14,600	(79,070)	27,260	326,028	3,867	46,681
Forward High Yield Bond Fund	544,243	91,634	(451,522)	184,355	1,900,704	117,516	353,201
Forward Investment Grade Fixed-Income Fund	1,627,384	45,496	(1,226,472)	446,408	4,901,560	238,482	617,949
Forward Managed Futures Strategy Fund(b)	155,965	5,029	(116,046)	44,948	918,283	26,557	(80,623)
Forward Strategic Alternatives Fund(c)	332,634	15	(332,649)	—	—	149	(250,908)
Forward Total MarketPlus Fund	12,622	89,143	(69,083)	32,682	1,225,582	—	90,965
Forward Funds—Institutional Class shares
Forward EM Corporate Debt Fund(b)	1,326,101	140,964	(1,147,166)	319,899	2,991,052	208,529	(161,070)
Forward Emerging Markets Fund(b)	—	141,684	(39,632)	102,052	1,093,998	16,100	(2,857)
Forward International Dividend Fund(b)	1,221,271	92,653	(1,094,776)	219,148	1,790,443	148,179	604,482
Forward International Real Estate Fund(b)	27,857	19,120	(19,428)	27,549	430,047	22,669	13,968
Forward Real Estate Fund(b)	24,624	22,523	(16,692)	30,455	397,742	4,039	26,930
Forward Select EM Dividend Fund(b)	225,855	13,883	(239,738)	—	—	32,027	327,353
Forward Select Opportunity Fund(b)	—	40,000	(4,885)	35,115	915,094	8,340	2,872

Total					$17,843,109	$870,666	$1,547,596

171	December 31, 2013

Notes to Financial Statements

Income Builder Fund
	Beginning Shares	Gross Purchases	Gross Sales	Ending Shares	Value 12/31/13	Dividend Income	Realized Gain/(Loss)(a)
INVESTMENT COMPANIES
Forward Funds—Class Z shares
Forward High Yield Bond Fund	422,485	607,743	(554,071)	476,157	$4,909,184	$208,063	$167,119
Forward Funds—Institutional Class shares
Forward EM Corporate Debt Fund(b)	440,297	213,789	(130,159)	523,927	4,898,713	322,532	(66,099)
Forward Global Infrastructure Fund(b)	44,379	167,444	(211,823)	—	—	33,349	(76,582)
Forward International Dividend Fund(b)	453,919	543,670	(388,335)	609,254	4,977,604	276,904	125,456
Forward Select EM Dividend Fund(b)	—	114,809	(114,809)	—	—	6,547	79,227
Forward Select Income Fund(b)	181,169	74,806	(48,334)	207,641	4,885,796	238,590	137,573

Total					$19,671,297	$1,085,985	$366,694

Multi-Strategy Fund
	Beginning Shares	Gross Purchases	Gross Sales	Ending Shares	Value 12/31/13	Dividend Income	Realized Gain/(Loss)(a)
INVESTMENT COMPANIES
Forward Funds—Class Z shares
Forward Commodity Long/Short Strategy Fund(b)	—	4,928	(468)	4,460	$94,410	$4,382	$75
Forward Frontier Strategy Fund	90,026	62,656	(34,296)	118,386	1,415,901	16,795	27,006
Forward Managed Futures Strategy Fund(b)	—	48,709	(21,407)	27,302	557,784	16,131	(897)
Forward Total MarketPlus Fund	363	8,693	(9,056)	—	—	—	15,567
Forward Funds—Institutional Class shares
Forward Dynamic Income Fund(b)	—	68,259	—	68,259	1,701,700	56,793	—
Forward Emerging Markets Fund(b)	—	318,986	(48,190)	270,796	2,902,931	42,721	9,185
Forward Endurance Long/Short Fund(b)	32,003	30,869	(9,942)	52,930	1,559,847	78,641	19,625
Forward Focus Fund(d)	87,179	—	(87,179)	—	—	—	71,273
Forward Global Credit Long/Short Fund(e)	115,888	—	(115,888)	—	—	68,499	(313,625)
Forward Global Dividend Fund(b)	154,826	—	(154,826)	—	—	1,831	3,545
Forward Global Infrastructure Fund(b)	—	27,234	(5,510)	21,724	506,613	4,208	1,265
Forward International Dividend Fund(b)	660,772	99,985	(464,284)	296,473	2,422,184	147,531	291,268
Forward International Real Estate Fund(b)	—	24,572	(5,456)	19,116	298,397	17,957	1,944
Forward International Small Companies Fund(b)	121,982	15,311	(110,372)	26,921	467,885	10,448	108,013
Forward Real Estate Long/Short Fund(b)	—	79,863	(10,418)	69,445	1,952,793	32,697	15,889
Forward Select EM Dividend Fund(b)	122,812	—	(122,812)	—	—	4,587	242,857
Forward Select Income Fund(b)	—	50,661	(19,575)	31,086	731,453	42,839	16,090
Forward Select Opportunity Fund(b)	—	50,660	—	50,660	1,320,205	11,889	—
Forward Tactical Enhanced Fund(b)	31,622	90,834	(32,587)	89,869	2,325,812	7,262	(15,732)

Total					$18,257,915	$565,211	$493,348

(a) Includes net realized gains on affiliated investments and long-term capital gain distributions received from the affiliated underlying funds.

(b) Forward Commodity Long/Short Strategy Fund, Forward Dynamic Income Fund, Forward EM Corporate Debt Fund, Forward Emerging Markets Fund, Forward Endurance Long/Short Fund, Forward Global Dividend Fund, Forward Global Infrastructure Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward International Small Companies Fund, Forward Managed Futures Strategy Fund, Forward Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select EM Dividend Fund, Forward Select Income Fund, Select Opportunity Fund and Forward Tactical Enhanced Fund’s December 31, 2013 Annual Report may be obtained at www.forwardinvesting.com.

December 31, 2013	172

Notes to Financial Statements

(c) Effective close of business on April 30, 2013, the Forward Strategic Alternatives Fund was liquidated per the terms of the Board approved plan of liquidation.

(d) Effective close of business on April 30, 2013, the Forward Focus Fund was liquidated per the terms of the Board approved plan of liquidation.

(e) Effective close of business on July 26, 2013, the Forward Global Credit Long/Short Fund was liquidated per the terms of the Board approved plan of liquidation.

11. Portfolio of Investments

The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to each of the Funds.

12. New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a Fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. Adoption had no effect on the Funds’ net assets or results of operations and the required disclosures are included in Note 2.

In June 2013, the FASB issued ASU No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes under GAAP. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. This ASU is effective for fiscal years beginning after December 15, 2013. The Funds are currently reviewing the requirements and believe the adoption of this ASU will not have a material impact on its financial statements.

13. Subsequent Events

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2013, other than the matter discussed in Note 14.

14. Legal Proceedings

Lehman Brothers Holdings Inc. Adversary Proceeding: The Investment Grade Fixed-Income Fund is a named noteholder defendant in connection with a pending adversary proceeding in the United States Bankruptcy Court for the Southern District of New York (Docket No. 10-03547 (JMP)) (the “Adversary Proceeding”). The Adversary Proceeding is brought by Lehman Brothers Special Financing Inc. and names as defendants the issuers of certain asset-backed securities (the “Issuer Defendants”), the trustees for such securities, and certain of the investors in the securities who allegedly received distributions that the plaintiff is asserting should have been distributed to the plaintiff. The claims alleged include preference and avoidance claims under Sections 547, 548 and 549 of the Bankruptcy Code, and all seek return of the distributions received by the defendants. The complaint does not contain a specific monetary demand concerning the Investment Grade Fixed-Income Fund. The Adversary Proceeding is currently stayed pursuant to an order of the Bankruptcy Court. Lehman Brothers Special Financing Inc. and the Investment Grade Fixed-Income Fund have agreed in principle to a settlement of this matter, pending final documentation. The amount expected to be paid by the Investment Grade Fixed-Income Fund in final settlement of this matter has been recorded in the financial statements of the Investment Grade Fixed-Income Fund as of December 31, 2013.

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q was filed for the quarter ended September 30, 2013. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the Funds’ proxy voting policies and procedures and how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2013 are available (i) without charge, upon request, by calling 1-800-999-6809 and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

173	December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Forward Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Forward Frontier Strategy Fund, Forward High Yield Bond Fund, Forward Investment Grade Fixed-Income Fund, Forward Total MarketPlus Fund (formerly known as Forward Extended MarketPlus Fund), Forward U.S. Government Money Fund, Forward Balanced Allocation Fund, Forward Growth & Income Allocation Fund, Forward Growth Allocation Fund, Forward Income & Growth Allocation Fund, Forward Income Builder Fund and Forward Multi-Strategy Fund (the “Funds”) at December 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 25, 2014

December 31, 2013	174

Tax Information (Unaudited)

Pursuant to Section 852(b)(3) of the Internal Revenue Code the High Yield Bond Fund, Income & Growth Allocation Fund and Income Builder Fund designate $1,569,874, $389,725 and $60,507 respectively, as long-term capital gain dividends.

The Balanced Allocation Fund, Growth & Income Allocation Fund, Growth Allocation Fund, Income & Growth Allocation Fund, Income Builder Fund and Multi-Strategy Fund, designates 23.10%, 34.41%, 40.50%, 6.46%, 17.63%, and 33.68%, respectively, of the income dividends distributed between January 1, 2013 and December 31, 2013, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Balanced Allocation Fund, Growth & Income Allocation Fund, Growth Allocation Fund, Income & Growth Allocation Fund, Income Builder Fund and Multi-Strategy Fund designates 1.00%, 1.40%, 1.63%, 0.28%, 1.74%, and 4.23%, respectively, of the ordinary income dividends distributed between January 1, 2013 and December 31, 2013, as qualifying for the corporate dividends received deduction.

175	December 31, 2013

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreements (Unaudited)

The Board of Trustees (the “Board”) of the Trust oversees the management of each series of the Trust and, as required by law, initially approves, and determines annually whether to renew, the investment advisory and sub-advisory agreements for management of each series of the Trust.

At an in-person meeting of the Board held on September 24-25, 2013, the Board, including all of the Independent Trustees, approved the renewal of the Amended and Restated Investment Management Agreement (the “Advisory Agreement”) between Forward Management, LLC (“Forward Management” or the “Advisor”) and the Trust on behalf of the Funds.

Also at the September 24-25, 2013 meeting, the Board, including all of the Independent Trustees, approved the renewal of the sub-advisory agreements (each, a “Sub-Advisory Agreement”, collectively, the “Sub-Advisory Agreements” and together with the Advisory Agreement, the “Agreements”) among the Trust, Forward Management and the following sub-advisors (each a “Sub-Advisor” and collectively, the “Sub-Advisors”) on behalf of the Fund(s) listed next to each Sub-Advisor’s name:

Sub-Advisor	Fund
First Western Capital Management Company	Forward High Yield Bond Fund
Pacific Investment Management Company LLC	Forward Investment Grade Fixed-Income Fund

In connection with this meeting, the Board, through counsel to the Trust and Independent Trustees and through the administrator of the Funds, requested information to enable the Board to evaluate the terms of the Agreements. In response, Forward Management and each Sub-Advisor provided materials to the Board for its evaluation. In considering whether to approve the renewal of the Agreements, the Board also reviewed supplementary information, including: information related to the Funds’ investment results; portfolio composition; advisory fee, sub-advisory fee and expense comparisons; financial information regarding Forward Management and the Sub-Advisors; descriptions of Forward Management’s and each Sub-Advisor’s compliance programs; portfolio trading practices and information about the personnel providing investment management and administrative services to each Fund; and the nature of services provided under the Agreements. In addition, during the course of each year, the Board receives a wide variety of materials relating to the services provided by Forward Management and each Sub-Advisor. At each of its quarterly meetings, the Board reviews Fund investment performance and a significant amount of information relating to Fund operations, including the Trust’s compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by Forward Management and the Sub-Advisors to the Funds. The

Board also noted that the Funds’ Chief Compliance Officer reviewed the compliance procedures and systems in place with respect to compliance by Forward Management and each Sub-Advisor with the federal securities laws as prescribed under Rule 38a-1 of the 1940 Act and noted to the Board that they are reasonably designed to prevent violations by Forward Management and each Sub-Advisor of the federal securities laws.

Discussed below are the factors the Board considered in renewing the Agreements. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the information taken as a whole. Individual Board members may have given different weights to certain factors and assigned various degrees of materiality to information in connection with the approval process.

Forward Management employs Sub-Advisors pursuant to Sub-Advisory Agreements for the day-to-day management of the Forward High Yield Bond Fund and Forward Investment Grade Fixed-Income Fund. Forward Management directly manages the other Funds without employing a sub-advisor.

In evaluating each of the Agreements, the Board, including the Independent Trustees, principally considered the following factors, among others: (i) the nature, extent and quality of the services to be provided by Forward Management and each Sub-Advisor; (ii) the investment performance of each Fund and Forward Management or the Fund’s Sub-Advisor, where applicable; (iii) the reasonableness of investment advisory compensation to be paid and a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (iv) the profits to be realized by Forward Management and each Sub-Advisor from their relationships with the Funds; (v) the extent to which the fees to be paid to Forward Management reflect economies of scale; and (vi) if applicable, any benefits derived or to be derived by Forward Management or a Sub-Advisor from its relationship with the Funds, such as soft dollar arrangements. The Board also considered the ability of Forward Management and each Sub-Advisor to provide an appropriate level of support and resources to the Funds and whether Forward Management and each Sub-Advisor have sufficiently qualified personnel. The Board also considered the overall financial soundness of Forward Management and each Sub-Advisor as it relates to their ability to provide services to the Funds.

December 31, 2013	176

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreements (Unaudited)

Additional discussion of certain of these factors follows:

Nature, extent, and quality of the services

Advisory Agreement The Board considered the nature of the services to be provided under the Advisory Agreement. The Board considered the ability of Forward Management to provide an appropriate level of support and resources to the Funds and whether Forward Management has sufficiently qualified personnel. The Board noted the background and experience of Forward Management’s senior management and investment personnel. The Board also noted that because the series of the Trust are Forward Management’s principal investment advisory clients, the expertise of, and amount of attention expected to be given to the Funds by Forward Management’s management team is substantial. The Board considered Forward Management’s ability to attract and retain qualified business professionals. The Board also determined that Forward Management has made a commitment to the recruitment and retention of high quality personnel, and maintains the financial and operational resources reasonably necessary to manage the Funds. The Board also favorably considered Forward Management’s entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment.

The Board also considered Forward Management’s compliance operations with respect to the Trust, including the measures taken by Forward Management to assist the Trust in complying with Rule 38a-1 under the 1940 Act. The Board noted that personnel at Forward Management represented that the firm had no significant compliance or administrative problems over the past year and that no material deficiencies were found by any independent audit or material compliance issues found by the U.S. Securities and Exchange Commission in its recent routine examination of Forward Management or the series of the Trust. The Board also considered the services provided by Forward Management as a “manager of managers”, and noted that Forward Management has been active in monitoring the performance of the Sub-Advisors to the Funds, and has taken measures to attempt to remedy relative underperformance by a Fund when Forward Management and the Board believe it to be appropriate.

Sub-Advisory Agreements The Board considered the benefits to shareholders of continuing to retain each Sub-Advisor, particularly in light of the nature, extent, and quality of services to be provided by each Sub-Advisor. The Board considered that each Sub-Advisor had represented that it had no significant compliance or administrative problems over the past year and that no material deficiencies were found by any independent audit. The Board considered the quality of the management services provided to the Funds over both the short and long term and the organizational depth and stability of each Sub-Advisor, including the background and experience of each Sub-Advisor’s senior management and the expertise of and amount of attention expected to be given to the Funds by the respective portfolio management teams. The Board noted that it has received presentations from portfolio management personnel from each of the Sub-Advisors, and has discussed investment results with such personnel. The Board also considered each Sub-Advisor’s compliance operations with respect to the Funds, including the assessment of each Sub-Advisor’s compliance program by the Trust’s Chief Compliance Officer pursuant to Rule 38a-1 under the 1940 Act. In conducting its review, the Board was aided by assessments of personnel at Forward Management and the various presentation materials (including presentations made by representatives of the Sub-Advisors to the Board) during the course of the year.

The Board concluded that it was satisfied with the nature, extent, and quality of the services provided by Forward Management under the Advisory Agreement and each of the Sub-Advisors under the respective Sub-Advisory Agreement.

Investment Performance

In considering information about the Funds’ historical performance, unless otherwise noted below, the Board was provided with information by Forward Management using data from Morningstar and other sources about each Fund’s historical performance, noting whether there were periods of underperformance and outperformance relative to each Fund’s peer group as well as its respective benchmark indices over time. The Board was provided with a comparative analysis of the performance of each Fund relative to certain comparable funds and relevant market indices for certain periods, including annual performance information and cumulative performance information. In assessing the performance of Forward Management and the Sub-Advisors, as applicable, the Board also considered the length of time each Sub-Advisor had served as a Sub-Advisor to the respective Fund or Forward Management had served as investment advisor to the respective Fund. The Board also noted the need for Forward Management or each Sub-Advisor to adhere to its investment mandates, which could at times have an impact on a Fund’s performance.

The Board noted that, as a general matter, the Funds had periods of both underperformance and outperformance relative to comparable funds within their respective Morningstar Category over time. Specifically, the Board noted:

•	the Forward Balanced Allocation Fund outperformed the comparable funds within its Morningstar Category for the one- and ten-year periods ended June 30, 2013; however,

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Approval of the Investment Management Agreement and Investment Sub-Advisory Agreements (Unaudited)

underperformed the comparable funds within its Morningstar Category for the three- and five-year periods ended June 30, 2013;

•

the Forward Frontier Strategy Fund outperformed the comparable funds within its custom peer group average for the one-year period ended June 30, 2013, but underperformed the comparable funds within its custom peer group average for the three-year period ended June 30, 2013;

•

the Forward Growth & Income Allocation Fund outperformed the comparable funds within its Morningstar Category during the one-, three-, and ten-year periods ended June 30, 2013; however, underperformed the comparable funds within its Morningstar category during the five-year period ended June 30, 2013;

•	the Forward Growth Allocation Fund underperformed the comparable funds within its Morningstar Category during the one-, three-, five-, and ten-year periods ended June 30, 2013;

•

the Forward High Yield Bond Fund underperformed the comparable funds within its Morningstar Category for the one-year period ended June 30, 2013; however, outperformed the comparable funds within its Morningstar Category for the three-, five-, and ten-year periods ended June 30, 2013;

•	the Forward Income & Growth Allocation Fund underperformed the comparable funds within its Morningstar Category during the one-, three-, five-, and ten-year periods ended June 30, 2013;

•

the Forward Income Builder Fund outperformed the comparable funds within its Morningstar Category during the one-, three-, and five-year periods ended June 30, 2013, but underperformed the comparable funds within its Morningstar Category during the ten-year period ended June 30, 2013;

•

the Forward Investment Grade Fixed-Income Fund underperformed the comparable funds within its Morningstar Category during the one-year period ended June 30, 2013, but outperformed the comparable funds within its Morningstar Category during the three-, five-, and ten-year periods ended June 30, 2013;

•	the Forward Multi-Strategy Fund was compared with the performance of two Morningstar Categories. With respect to one of the Morningstar Categories, the Multi-Strategy Fund

outperformed the comparable funds within the Morningstar Category for the one-year period ended June 30, 2013, but underperformed the comparable funds within the Morningstar Category during the three-, five-, and ten-year periods ended June 30, 2013. With respect to the other Morningstar Category, the Multi-Strategy Fund outperformed the comparable funds within the Morningstar Category during the one-, three-, five-, and ten-year periods ended June 30, 2013;

•	the Forward Total MarketPlus Fund underperformed the comparable funds within its Morningstar Category during the one-, three-, five-, and ten-year periods ended June 30, 2013; and

•

the Forward U.S. Government Money Fund underperformed the comparable funds within its Morningstar Category during the one-year period ended June 30, 2013; however, outperformed the comparable funds within its Morningstar Category during the five- and ten-year periods ended June 30, 2013, and performed comparably to the comparable funds within its Morningstar Category during the three-year period ended June 30, 2013.

Performance information for each class of shares of the Funds, including performance relative to each Fund’s benchmark index, is contained in this Report under the heading “Fund Performance.”

The Board considered the various performance data presented, and considered that certain Funds underperforming their benchmark or peer group for a given period had outperformed such benchmarks or peer groups during other periods. The Board also recognized that certain asset classes or strategies may be out of favor from time to time, which can have an effect on performance. The Board also noted the difficulties of constructing appropriate benchmarks for certain Funds. The Board discussed the possible reasons for the underperformance of certain Funds with Forward Management and took note of Forward Management’s plans to continue to monitor and address performance. The Board also noted recent portfolio management and/or strategy changes implemented by Forward Management.

The Board determined to continue to monitor the performance of the Funds and concluded, after consideration of the performance and strategy for each of the Funds, that each Sub-Advisor should continue to serve under the respective Sub-Advisory Agreement subject to the supervision of the Board and Forward Management, and that Forward Management should continue to serve under the Advisory Agreement subject to the supervision of the Board.

December 31, 2013	178

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreements (Unaudited)

Profitability and Reasonableness of Advisory Compensation

Advisory Agreement The Board considered the costs of services to be provided and profits to be realized by Forward Management from its relationship with the Funds, including the overall financial soundness of Forward Management. The Board considered financial information previously provided by Forward Management, which showed an operating loss for the year ended December 31, 2012, but a demonstrated commitment to new product support. The Board noted that Forward Management has been responsive to inquiries over time regarding the firm’s financial resources and ability to serve as the investment advisor to the Funds, and that the Board has been satisfied with this information. The Board also considered information about the profitability of each Fund to Forward Management. The Board also considered that Forward Management has historically waived fees or reimbursed the various series of the Trust for certain operating expenses that exceeded stated expense limits, and that amounts waived or reimbursed by Forward Management have been substantial.

The Board also considered information regarding the investment management fees charged to the Funds by Forward Management and operating expense comparisons for each Fund compared with other comparable registered investment companies. The Board noted that the investment management fees to be paid to Forward Management with respect to each of the Funds were within the range of the gross investment management fees charged to the group of similar investment companies presented to the Board.

The Board noted that Forward Management’s business currently consists primarily of managing the series of the Trust, and that Forward Management does not currently manage other investment accounts for clients using strategies similar to the Funds so it is not possible to meaningfully compare the fees charged to the Funds with fees charged to other non-investment company clients of Forward Management. The Board noted that the sub-advisory fees paid to the Sub-Advisors are paid directly by the Trust on behalf of each respective Fund and that overall expense ratios of certain of the Funds are currently limited by Forward Management pursuant to contractual expense limitation and/or reimbursement agreements.

The Board concluded that Forward Management’s profitability with respect to the Funds was not excessive and that the advisory fees charged to each Fund were reasonable in light of the services provided to each Fund.

Sub-Advisory Agreements With respect to the fees paid to the Sub-Advisors, the Board considered information regarding the sub-advisory fees charged by the Sub-Advisors to their other clients (if applicable), and sub-advisory fees charged by other investment advisors to registered investment companies with similar investment objectives and strategies.

The Board considered the operating results and financial condition of each Sub-Advisor based on the financial information each Sub-Advisor had provided. The Trustees noted that it was difficult to accurately determine or evaluate the profitability of a particular Sub-Advisory Agreement because each of the Sub-Advisors managed assets other than the Funds or has multiple business lines and, further, that any such assessment would involve assumptions regarding each Sub-Advisor’s allocation policies, capital structure, cost of capital, business mix, and other factors.

Based on the prior information provided and the nature of the negotiation underlying each Sub-Advisory Agreement, the Board concluded that it was reasonable to infer that each Sub-Advisors’ profitability with respect to the relevant Funds was not excessive and that the sub-advisory fees charged to each Fund were reasonable in light of the services provided to each Fund.

Economies of scale

The Board considered the potential of Forward Management and the Funds to experience economies of scale as the Funds grow in size, but recognized that the current asset levels of certain of the Funds do not provide significant economies of scale. The Board noted that Forward Management has typically subsidized series of the Trust at smaller asset levels. The Board concluded that, considering the size and operating history of the Funds and the fee and financial information considered by the Board, the current fee structures reflected in the Advisory Agreement are appropriate. The Board also noted that it would have the opportunity to periodically re-examine whether the Funds had achieved economies of scale and the appropriateness of advisory fees payable to Forward Management in the future and that fee reductions have been implemented from time to time with regard to certain of the Funds.

Any additional benefits and other considerations

The Board considered ancillary benefits to be received by Forward Management as a result of Forward Management’s relationship with the Funds, including the fees paid by the Funds to ReFlow Management Co., LLC, a company that is affiliated with Forward Management, for the Funds’ participation in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. The Board also considered Forward Management’s ownership interest in certain of the Sub-Advisors, noting the financial benefits that may be realized by Forward Management from its ownership arrangements with those Sub-Advisors. In addition, the Board also took into consideration the potential benefits that may be derived by Forward Management as a result of the establishment of Forward Securities, LLC, an affiliated broker-dealer that

179	December 31, 2013

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreements (Unaudited)

serves as distributor for the Funds. The Board also considered any benefits to be derived by Forward Management from soft dollar arrangements, and noted that the Board receives regular reports from Forward Management regarding its soft dollar policies and usage. The Board also noted that potential benefits to be derived by Forward Management from its relationship with the Funds include potential for larger assets under management and reputational benefits, which are consistent with those generally derived by investment advisors to mutual funds.

The Board considered any benefits to be derived by the Sub-Advisors from their relationship with the Funds, such as soft dollar arrangements. In this connection, the Board has received regular reports from Forward Management and the Sub-Advisors regarding their soft dollar policies and usage. The Board considered ancillary benefits to be received by the Sub-Advisors as a result of the Sub-Advisors’ relationships with the Trust. The Board concluded that any potential benefits to be derived by a Sub-Advisor from its relationship with the Funds included potential for larger assets under management and reputational benefits, which are consistent with those generally derived by advisors or sub-advisors to mutual funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, found that: (i) the compensation payable under each of the Agreements is fair and bears a reasonable relationship to the services to be rendered; and (ii) the renewal of the Agreements are in the best interests of each respective Fund and its shareholders. Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved, with respect to the Funds, the renewal of the Advisory Agreement and each Sub-Advisory Agreement.

December 31, 2013	180

Additional Company Information (Unaudited)

Board of Trustees

The Trust’s Board of Trustees oversees the management and business of the Funds. The Trustees are elected by shareholders of the Trust, or, in certain circumstances, may be appointed by the other Trustees. There are currently seven Trustees, six of whom are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (each an “Independent Trustee” and together, the “Independent Trustees”). The Trust’s Statement of Additional Information includes additional information about the Trustees and is available at forwardinvesting.com or upon request, without charge, by calling 800-999-6809. The Trustees and Officers of the Trust, along with their affiliations over the last five years, are set forth below.

Independent Trustees:

Name, Address, and Year of Birth*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Haig G. Mardikian Year of Birth: 1947	Chairman	Since 1998+	Owner of Haig G. Mardikian Enterprises, a real estate investment business (since 1971); General Partner of M&B Development, a real estate investment business (since 1983); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983 to 2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (since 1989); Director of PCG Asset Management, a private equity investment advisor (2001 to 2011); President of the William Saroyan Foundation (since 1992); Managing Director of the United Broadcasting Company, radio broadcasting (1983 to 2001); Trustee of the International House of UC Berkeley (2001 to 2007); Director of the Downtown Association of San Francisco (1982 to 2006); Director of the Market Street Association (1982 to 2006); Trustee of Trinity College (1998 to 2007); Trustee of the Herbert Hoover Presidential Library (since 1997); Trustee of the Herbert Hoover Foundation (since 2002); Trustee of the Advisor California Civil Liberties Public Education Fund (1997 to 2006); Director of The Walnut Management Co., a privately held family investment company (since 2008); President of the Foundation of City College (2006 to 2010); Director of Near East Foundation (since 2007).	33	Chairman and Director of SIFE Trust Fund (1978 to 2001).

Donald O’Connor Year of Birth:1936	Trustee	Since 2000+	Financial Consultant (since 1997); Retired Vice President of Operations, Investment Company Institute (“ICI”), a mutual fund trade association (1969 to 1993); Executive Vice President and Chief Operating Officer, ICI Mutual Insurance Company, an insurance company (1987 to 1997); Chief, Branch of Market Surveillance, Securities and Exchange Commission (1964 to 1969).	33	Trustee of the Advisors Series Trust (since 1997).

DeWitt F. Bowman Year of Birth: 1930	Trustee	Since 2006 (Director of Forward Funds, Inc. since 2000)+	Pension Investment Consulting, a consulting company (since 1994); Interim Treasurer and Vice President for Investments, University of California (2000 to 2001); Treasurer of Pacific Pension Institute, a non-profit education organization (1994 to 2002); Treasurer of Edgewood Center for Children and Families, a non-profit care center (1994 to 2004); Director, Episcopal Diocese of California, a non-profit religious organization (1964 to 2008); Trustee of the Pacific Gas and Electric Nuclear Decommissioning Trust Fund, a nuclear decommissioning trust (since 1994); Chief Investment Officer, California Public Employees Retirement System (1989 to 1994).	33	Trustee, Brandes Mutual Funds (1995 to 2012); Lead Director, RREEF America III REIT (2007 to 2012); Director, RREEF America I REIT (2004 to 2007); Trustee, PCG Private Equity Fund (since 1994).

181	December 31, 2013

Additional Company Information (Unaudited)

Name, Address, and Year of Birth*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Cecilia H. Herbert Year of Birth: 1949	Trustee, Nominating Committee Chairperson	Since 2009+	Director (2000 to 2013) and President (2007 to 2010) of the Board, Catholic Charities CYO; Member, Archdiocese Finance Committee, the advisory council to the San Francisco Catholic Archdiocese (since 1994); Trustee, The Thacher School (2002 to 2011); Chair, The Thacher School Investment Committee (2005 to 2010); Chair, Thacher School Finance Committee (2005 to 2008); Trustee, WNET, the public media company of New York (since 2011); Managing Director and head of San Francisco Office, J.P. Morgan/Morgan Guaranty Trust Company, a commercial and investment banking institution (1973 to 1976 and 1978 to 1991); Assistant Vice President, Signet Banking Corporation, a multi-bank holding company (1976 to 1978).	33	Director, iShares Inc. (since 2005); Trustee, iShares Trust (since 2005); Trustee, Pacific Select Funds (2004 to 2005); Trustee, The Montgomery Funds (1992 to 2003).

Julie Allecta Year of Birth: 1946	Trustee, Audit Committee Chairperson	Since 2012+	Retired Partner, Paul Hastings, Janofsky & Walker LLP (1999 to 2009); Vice President and Director, WildCare Bay Area (since 2007); Director, Audubon Canyon Ranch, Inc. (since 2009); Parliamentarian and Director, American Society of Botanical Artists, Northern California Chapter (2014).	33	Trustee, Litman Gregory Funds Trust (since 2013).

A. John Gambs Year of Birth: 1945	Trustee	Since 2012+	Director and Compensation Committee Chair, NMI Holdings, Inc. (2011 to 2012); Trustee and Audit Committee Chair, Barclays Global Investors Funds (2006 to 2010); Trustee and Audit Committee Chair, Master Investment Portfolio (2006 to 2010); Advisory Board Member, Fairview Capital Management (since 2009); Director, San Francisco Classical Voice (since 2011); Member, Board of Governors San Francisco Symphony (since 2001); Director, The New Century Chamber Orchestra (since 2010); Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation (1988 to 1996); President and Director, Gambs Family Foundation (1997 to 2010).	33	None

December 31, 2013	182

Additional Company Information (Unaudited)

Interested Trustee :

Name, Address, and Year of Birth*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
J. Alan Reid, Jr. **** Year of Birth: 1962	President, Trustee	Since 2001+	Chief Executive Officer and Director of Forward Management, LLC, an investment advisor (since 2001); President and Director, Forward Securities, LLC, a broker-dealer (since 2010); Chief Executive Officer and Director, ReFlow Management Co., LLC, an investment services company (2001 to 2010); Chief Executive Officer and Director, ReFlow Fund, LLC, an investment services company (2001 to 2010); Chief Executive Officer of Sutton Place Management, an investment services company (since 2001); Chief Executive Officer of Sutton Place Associates (since 2001); Chief Executive Officer of FISCOP, LLC (since 2001); Chief Executive Officer of Broderick Management, LLC (since 2001); Member of ICI Board of Governors (since 2008); Director of Legato Capital Management, an investment services company (2004 to 2009); Director FOLIOfn, Inc. (since 2002); Executive Director, Private Wealth Management, Morgan Stanley (2000 to 2001); Senior Vice President, Director of Business Delivery, Morgan Stanley Online, a financial services company (1999 to 2000); Executive Vice President and Treasurer, Webster Investment Management Co., LLC (1998 to 1999); Vice President, Regional Director, Investment Consulting Services, Morgan Stanley, Dean Witter, Discover & Co., a financial services company (1992 to 1998); Vice President of the Board of Trustees of Centerpoint, a public health and welfare organization (1997 to 2010); Director of Ring Mountain Day School (2010 to 2013); Director of Arista Maritime Group Inc. (since 2013).	33	None

*	Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 101 California Street, 16th Floor, San Francisco, CA 94111.

**	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust.

***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

****	Mr. Reid is considered an interested Trustee because he acts as Chief Executive Officer of Forward Management, LLC, the Funds’ investment advisor, and holds other positions with an affiliate of the Trust.

+	Messrs. Mardikian, Bowman, O’Connor and Reid have served as Trustee to the Trust since May 1, 2005. However, beginning on the date indicated in the chart, Messrs. Mardikian, Bowman, O’Connor and Reid served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005. Mr. Bowman was appointed as Trustee effective January 1, 2006 and served as a director for the nine series of Forward Funds, Inc. since 2000. Ms. Herbert was appointed as a Trustee effective November 9, 2009. Ms. Allecta was appointed as a Trustee effective January 1, 2012. Mr. Gambs was appointed as a Trustee effective December 31, 2012.

183	December 31, 2013

Additional Company Information (Unaudited)

Officers:

Name, Address, and Year of Birth*	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Barbara H. Tolle 101 California Street, 16th Floor San Francisco, CA 94111 Year of Birth: 1949	Treasurer	Since 2006	Vice President, Director of Fund Accounting and Operations, Forward Management (since 2006); Vice President and Director, Fund Accounting and Administration, PFPC Inc. (1998 to 2006).

Judith M. Rosenberg 101 California Street, 16th Floor San Francisco, CA 94111 Year of Birth: 1948	Chief Compliance Officer and Chief Legal Officer	Since 2005	Chief Compliance Officer, Forward Management (since 2005); Chief Compliance Officer, Secretary and Director, Forward Securities, LLC (since 2010); First Vice President and Senior Attorney, Morgan Stanley (1984 to 1997; 2002 to 2005); Director of Compliance, Morgan Stanley Online (1997 to 2002).

Robert S. Naka 101 California Street, 16th Floor San Francisco, CA 94111 Year of Birth: 1963	Vice President, Funds and Secretary	Vice President, Funds since 2009 and Secretary since 2012	Managing Director, Operations, Forward Management (since 2009); Principal & Chief Operating Officer, Anew Capital Management LLC (2007 to 2009); Executive Vice President & Chief Operating Officer, ING Funds & Predecessors (1989 to 2007).

*	Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

December 31, 2013	184

Forward Funds Privacy Policy (Unaudited)

Forward Funds appreciates the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law. We recognize that, as our customer, you not only entrust us with your money but with your personal information. Your trust is important to us and you can be sure we will continue our tradition of protecting your personal information. We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

We collect the following categories of information about you:

•	Information we receive from you on applications or other forms; and

•	Information about your transactions with us, our affiliates, or others.

We do not disclose any Information about you or any current or former customer to anyone, except as permitted by law. We may disclose Information about you and any former customer to our affiliates and to nonaffiliated third parties, as permitted by law. We do not disclose personal information that we collect about you to non-affiliated companies except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, or in other limited circumstances permitted by law. For example, some instances where we may disclose Information about you to third parties include: for servicing and processing transactions, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information about you with these companies, we require them to limit their use of the personal information to the particular purpose for which it was shared and we do not allow them to share your personal information with others except to fulfill that limited purpose. In addition, these companies are required to adhere to our privacy standards with respect to any personal information that we provide them.

Protecting the Security and Confidentiality of Your Information

We restrict access to Information about you to those employees who need to know that Information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to ensure the confidentiality of your Information. Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be a customer of Forward Funds. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should consult that financial institution’s privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment advisor or other financial service provider, that third-party’s privacy policies will apply to you and ours will not.

185	December 31, 2013

Investment Advisor

Forward Management, LLC

Administrator

ALPS Fund Services, Inc.

Distributor

Forward Securities, LLC

Counsel

Dechert LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Custodian

Citibank, N.A.

Transfer Agent

ALPS Fund Services, Inc.

Forward Funds

P.O. Box 1345

Denver, CO 80201

(800) 999-6809

www.forwardinvesting.com

Forward Commodity Long/Short Strategy Fund

Forward Credit Analysis Long/Short Fund

Forward Dynamic Income Fund

Forward EM Corporate Debt Fund

Forward Emerging Markets Fund

Forward Endurance Long/Short Fund

Forward Frontier Strategy Fund

Forward Global Dividend Fund

Forward Global Infrastructure Fund

Forward High Yield Bond Fund

Forward International Dividend Fund

Forward International Real Estate Fund

Forward International Small Companies Fund

Forward Investment Grade Fixed-Income Fund

Forward Managed Futures Strategy Fund

Forward Real Estate Fund

Forward Real Estate Long/Short Fund

Forward Select EM Dividend Fund

Forward Select Income Fund

Forward Select Opportunity Fund

Forward Small Cap Equity Fund

Forward Tactical Enhanced Fund

Forward Tactical Growth Fund

Forward Total MarketPlus Fund

Forward U.S. Government Money Fund

Allocation Funds

Forward Balanced Allocation Fund

Forward Growth & Income Allocation Fund

Forward Growth Allocation Fund

Forward Income & Growth Allocation Fund

Forward Income Builder Fund

Forward Multi-Strategy Fund

Printed on paper containing recycled content using soy-based inks.	FSD000466 031015

Item 2.	Code of Ethics.

The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant. During the period covered by this report, no amendments were made to the provisions of the registrant’s Code of Ethics for principal executive and principal financial officers. The registrant’s Code of Ethics for principal executive and principal financial officers is incorporated by reference as described under Item 12(a)(1) on this Form N-CSR.

During the period covered by this report, no implicit or explicit waivers to the provisions of the registrant’s Code of Ethics for principal executive or principal financial officers, as referenced above, were granted.

A copy of the registrant’s Code of Ethics for principal executive and principal financial officers will be sent to you free of charge, upon request, by calling or writing: Forward Funds, P.O. Box 1345, Denver, CO 80201, (800) 999-6809.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” serving on its audit committee, DeWitt Bowman. Mr. Bowman is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements on behalf of the Funds were $771,871 for the fiscal year ended December 31, 2013 and $707,690 for the fiscal year ended December 31, 2012.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under paragraph (a) of this Item on behalf of the Funds were $49,593 for the fiscal year ended December 31, 2013 and $52,225 for the fiscal year ended December 31, 2012. These services consisted of semi-annual and annual independent pricing fees.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning on behalf of the Funds was $190,073 for the fiscal year ended December 31, 2013 and $171,127 for the fiscal year ended December 31, 2012. These services consisted of professional services related to tax compliance and tax planning, including review of federal and state income tax returns, reviews of excise tax distribution requirements and review of excise tax returns.

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All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant on behalf of the Funds, other than the services reported in paragraphs (a) through (c) of this Item, were NONE for the fiscal year ended December 31, 2013 and NONE for the fiscal year ended December 31, 2012.

(e)(1)	The registrant’s Audit Committee charter requires that the Audit Committee pre-approve all auditing services and non-audit services to be performed for the registrant by its independent accountant (“Auditor”). The registrant’s Audit Committee has established policies and procedures (“Procedures”) for pre-approval of all audit and permissible non-audit services provided by its Auditor. Under the Procedures, the Audit Committee must approve the engagement of the Auditor to certify the Funds’ financial statements for each fiscal year. In approving this engagement, the Audit Committee shall obtain, review and consider sufficient information concerning the Auditor to enable the Audit Committee to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee shall also consider the Auditor’s proposed fees for the engagement in light of the scope and nature of the audit services that the Funds will receive. The Audit Committee will report to the registrant’s Board of Trustees regarding its approval of the engagement and the proposed fees for the engagement, and the basis for such approval.

Additionally, the Audit Committee may pre-approve certain types of non-audit services to the Funds and their service affiliates that are not a prohibited service, as described in the Procedures. The Audit Committee may set limits on fees and other conditions on such services as it believes to be appropriate. On an annual basis, management of the Funds, in consultation with the Auditor, shall provide to the Audit Committee for its consideration: (i) a list of those types of non-audit services, if any, that the Funds may request from the Auditor during the fiscal year; and (ii) a list of those types of non-audit services directly impacting the Funds’ operations and financial reporting that service affiliates may request from the Auditor during the fiscal year. In addition, the Procedures permit the Audit Committee to pre-approve non-audit services to the Funds and to its service affiliates on a project-by-project basis.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable

(c)	100%

(d)	Not applicable

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)

The aggregate non-audit fees billed by the Funds’ accountant for services rendered to the registrant, and rendered to the Funds’ investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with

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the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years on behalf of the Funds were NONE for the fiscal year ended December 31, 2013 and NONE for the fiscal year ended December 31, 2012.

(h)	The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The registrant’s Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Reports to Stockholders filed under Item 1 of Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing

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similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers that applies to the registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is incorporated by reference to Exhibit-99.(A)(1) to the registrant’s Form N-CSR for its fiscal year ended December 31, 2006, filed electronically with the Securities and Exchange Commission on March 9, 2007.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act (17 CFR 30a-2(a)) are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act (17 CFR 30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FORWARD FUNDS

By:	/s/ J. Alan Reid, Jr.
J. Alan Reid, Jr.
President & Trustee

Date:	March 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Alan Reid, Jr.
J. Alan Reid, Jr.
President & Trustee

Date:	March 6, 2014

By:	/s/ Barbara Tolle
Barbara Tolle
Treasurer

Date:	March 6, 2014